UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

ROMAN DBDR TECH ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:
   Class A Common Stock, par value $0.0001 per share, of Roman DBDR Tech Acquisition Corp.

(2)
Aggregate number of securities to which transaction applies:
   Not Applicable

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):    Not Applicable

(4)
Proposed maximum aggregate value of transaction:
   $852,991,2001

(5)
Total fee paid:
   $93,0622

☒
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

1
Includes cash consideration and stock consideration.

2
The amount is the product of $852,991,200 multiplied by the SEC’s filing fee of $0.0001091 per $1,000,000.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
OF ROMAN DBDR TECH ACQUISITION CORP.
Proxy Statement dated November 30, 2021
and first mailed to stockholders on or about November 30, 2021
Dear Stockholders:
You are cordially invited to attend the Special Meeting of the stockholders of Roman DBDR Tech Acquisition Corp. (“Roman DBDR”), which will be held virtually at https://www.cstproxy.com/romandbdr/sm2021, at 10:00 a.m. Eastern Time on December 23, 2021. Roman DBDR is a Delaware corporation incorporated as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.”
Holders of the common stock of Roman DBDR will be asked to approve the Agreement and Plan of Merger, dated as of April 19, 2021, and amended as of May 25, 2021, (the “Merger Agreement”), by and among Roman DBDR, CompoSecure Holdings, L.L.C., a Delaware limited liability company (“CompoSecure”), Roman Parent Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Roman DBDR (the “Merger Sub”) and LLR Equity Partners IV, L.P., a Delaware limited partnership (“Member Representative”), and the other related proposals.
The issuance of shares of Roman DBDR to the equityholders of CompoSecure is being consummated on a private placement basis, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. The aggregate value of the consideration to be paid by Roman DBDR in the business combination is approximately $852,991,200, which consists of (i) an amount of cash equal to (A) the amount of cash in Roman DBDR’s trust account established for the purpose of holding the net proceeds from its initial public offering and concurrent private placement of warrants ($236.2 million as of April 19, 2021), net of any amounts paid to Roman DBDR’s shareholders that exercise their redemption rights in connection with the Business Combination, plus (B) the proceeds of the sale of $130 million of CompoSecure’s Exchangeable Notes and the sale of $45 million of Roman DBDR’s Class A Common Stock, each in private placements to be consummated at the Closing of the Business Combination, minus (C) certain transaction expenses; (ii) equity consideration valued at $10.00 per share in respect of the remaining portion of CompoSecure’s enterprise value after deducting the cash consideration in clause (i), and payable in the form of newly-issued Class B Common Units of CompoSecure (and a corresponding number of shares of newly-issued Roman DBDR’s Class B Common Stock); and (iii) CompoSecure’s equity holders’ right to receive an aggregate of up to 7,500,000 additional (i) newly issued shares of Roman DBDR’s Class A Common Stock or (ii) newly-issued Class B Common Units of CompoSecure (and a corresponding number of shares of newly-issued Roman DBDR’s Class B Common Stock), as applicable, in earn-out consideration based on the achievement of certain stock price thresholds, if payable. The transactions contemplated under the Merger Agreement relating to the business combination are referred to collectively in this proxy statement as the “Business Combination.”
On November 1, 2021, the record date for the Special Meeting of stockholders, the last sale price of Roman DBDR’s Class A Common Stock was $10.21.
Each stockholder’s vote is very important. Whether or not you plan to attend the Special Meeting virtually, please submit your proxy card without delay. Stockholders may revoke proxies at any time before they are voted at the meeting. Voting by proxy will not prevent a stockholder from voting at the Special Meeting if such stockholder subsequently chooses to attend the Special Meeting virtually.
We encourage you to read this proxy statement carefully. In particular, you should review the matters discussed under the caption “Risk Factors” beginning on page 15.
The Roman DBDR Board unanimously recommends that Roman DBDR stockholders vote “FOR” approval of each of the Proposals.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the Business Combination or otherwise, or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.
Dr. Donald G. Basile
Co-Chief Executive Officer
Roman DBDR Tech Acquisition Corp.
November 30, 2021

HOW TO OBTAIN ADDITIONAL INFORMATION
This proxy statement incorporates important business and financial information about Roman DBDR that is not included or delivered herewith. If you would like to receive additional information or if you want additional copies of this document, agreements contained in the appendices or any other documents filed by Roman DBDR with the Securities and Exchange Commission, such information is available without charge upon written or oral request. Please contact the following:
Roman DBDR Tech Acquisition Corp.
2877 Paradise Rd. #702
Las Vegas, NV 89109
Attn: John Small
Telephone: (650) 618-2524
If you would like to request documents, please do so no later than December 17, 2021 to receive them before the Special Meeting. Please be sure to include your complete name and address in your request. Please see “Where You Can Find Additional Information” to find out where you can find more information about Roman DBDR and CompoSecure. You should rely only on the information contained in this proxy statement in deciding how to vote on the Business Combination. Neither Roman DBDR, CompoSecure nor Merger Sub has authorized anyone to give any information or to make any representations other than those contained in this proxy statement. Do not rely upon any information or representations made outside of this proxy statement. The information contained in this proxy statement may change after the date of this proxy statement. Do not assume after the date of this proxy statement that the information contained in this proxy statement is still correct.

ROMAN DBDR TECH ACQUISITION CORP.
2877 Paradise Road. #702
Las Vegas, NV 89109
Telephone: (650) 618-2524
NOTICE OF SPECIAL MEETING OF
ROMAN DBDR TECH ACQUISITION CORP. STOCKHOLDERS
To Be Held on December 23, 2021
To Roman DBDR Tech Acquisition Corp. (“Roman DBDR”) Stockholders:
A special meeting of stockholders of Roman DBDR will be held at https://www.cstproxy.com/romandbdr/sm2021, on December 23, 2021, at 10:00 a.m., for the following purposes:
•
To approve the Agreement and Plan of Merger, dated as of April 19, 2021 and amended as of May 25, 2021, (the “Merger Agreement”), by and among Roman DBDR, CompoSecure Holdings, L.L.C., (“CompoSecure”), Roman Parent Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Roman DBDR (the “Merger Sub”) and LLR Equity Partners IV, L.P., a Delaware limited partnership (“Member Representative”), and the transactions contemplated thereby, (collectively referred to as the “Business Combination”). This proposal is referred to as the “Business Combination Proposal” or “Proposal No. 1.”

•
To approve, assuming the Business Combination Proposal is approved and adopted, for purposes of complying with the applicable provisions of Nasdaq Stock Exchange Listing Rule 5635 (each, a “Nasdaq Listing Rule”), (a) the issuance of up to 49,195,000 (assuming no redemption) or 63,919,627 (assuming maximum redemption) of newly issued shares of Roman DBDR Class B Common Stock, par value $0.0001 per share (the “Roman DBDR Class B Common Stock”) in the Business Combination, (b) the issuance and sale of 4,500,000 newly issued shares of Roman DBDR Class A Common Stock, par value $0.0001 per share (the “Roman DBDR Class A Common Stock”) in a private placement concurrent with the Business Combination (the “Common PIPE Investment”), (c) shares of Class A Common Stock at a conversion price of $11.50 per share upon conversion of the Exchangeable Notes pursuant to the Note Subscription Agreements, (d) up to 7.5 million newly issued shares of Common Stock as Earnout Consideration to the CompoSecure equityholders, if earned, and (e) the reservation of up to 9,182,223 shares of Class A Common Stock to be authorized for issuance under the 2021 Equity Incentive Plan (as described in more detail in “Proposal No. 6: The Equity Incentive Plan Proposal”). This proposal is referred to as the “Nasdaq Stock Issuance Proposal” or “Proposal No. 2.”

•
To approve, assuming the Business Combination Proposal is approved and adopted, a proposed second amended and restated certificate of incorporation (the “Proposed Charter”), which will amend and restate the current Amended and Restated Certificate of Incorporate of Roman DBDR, dated November 5, 2020 (the “Current Charter”) and a proposed second amended and restated bylaws (the “Proposed Bylaws” and together with the Proposed Charter, the “Proposed Governing Documents”), which will amend and restated the current bylaws (the “Current Bylaws”), which Proposed Charter and Proposed Bylaws will be in effect upon the closing of the Business Combination (the “Closing”). This proposal is referred to as the “Governing Documents Proposal” or “Proposal No. 3.”

•
To approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the SEC as seven separate sub-proposals. This proposal is referred to as the “Advisory Charter Proposals” or “Proposal No. 4”:

a.   Advisory Charter Proposal A — to increase the authorized shares of Class A Common Stock to 250,000,000 shares;
b.   Advisory Charter Proposal B — to increase the authorized shares of “blank check” preferred stock that the Combined Entity’s board of directors could issue to raise capital and/or to discourage a takeover attempt to 10,000,000 shares;

c.   Advisory Charter Proposal C — to provide that amendments to provisions of the Proposed Charter will require the approval of at least a majority of the Combined Entity’s then-outstanding shares of capital stock entitled to vote on such amendment;
d.   Advisory Charter Proposal D — to provide holders of any then outstanding Preferred Stock the right, voting separately by class or series, to elect one or more directors;
e.   Advisory Charter Proposal E — to limit action required or permitted to be taken by the stockholders of the Combined Entity only to annual meetings or special meetings by eliminating the right for actions to be taken by written consent;
f.   Advisory Charter Proposal F — (i) to change the corporate name from “Roman DBDR Tech Acquisition Corp.” to “CompoSecure, Inc.”, (ii) to make the Combined Entity’s corporate existence perpetual as opposed to Roman DBDR’s corporate existence, which is presently required to be dissolved and liquidated 18 months following the closing of its initial public offering and to remove from the Proposed Charter the various provisions applicable only to specified purpose acquisition corporations contained in the Current Charter, (iii) to remove Delaware as the exclusive forum for certain stockholder litigation and the United States Federal District Courts as the exclusive forum for litigation arising out of the Securities Act, (iv) to opt-out of certain provisions of Section 203 of the DGCL, and (v) to eliminate certain provisions specific to Roman DBDR’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination; and
g.   Advisory Charter Proposal G — to provide that any amendment by stockholders to the Proposed By-laws will require the approval of at least a majority of the Combined Entity’s then-outstanding shares of capital stock entitled to vote such amendment.
•
To elect, assuming the Business Combination Proposal is approved and adopted, seven directors to serve staggered terms on the Combined Entity’s board of directors until the 2022, 2023 and 2024 annual meeting of stockholders, respectively, and until their respective successors are duly elected and qualified. This proposal is referred to as the “Director Election Proposal” or “Proposal No. 5.”

•
To approve, assuming the Business Combination Proposal is approved and adopted, the 2021 Equity Incentive Plan (the “Equity Incentive Plan”), which will become effective the day prior to the Closing. This proposal is referred to as the “Equity Incentive Plan Proposal” or “Proposal No. 6.”

•
To approve, assuming the Business Combination Proposal is approved and adopted, the 2021 Employee Stock Purchase Plan (the “ESPP”), which will become effective the day prior to the Closing. This proposal is referred to as the “Equity Stock Purchase Plan Proposal,” “ESPP Proposal” or “Proposal No. 7.”

•
To approve a proposal to adjourn or postpone the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Governing Documents Proposal, the Advisory Charter Proposals, the Director Election Proposal, the Incentive Plan Proposal or the ESPP Proposal, or we determine that one or more of the closing conditions under the Business Combination is not satisfied or waived. This proposal is referred to as the “Adjournment Proposal” or “Proposal No. 8.”

Proposals 1 through 8 are sometimes collectively referred to herein as the “Proposals.”
As of November 1, 2021, there were 28,945,000 shares of common stock of Roman DBDR issued and outstanding and entitled to vote. Only Roman DBDR stockholders who hold common stock of record as of the close of business on November 1, 2021 are entitled to vote at the Special Meeting or any adjournment or postponement of the Special Meeting. This proxy statement is first being mailed to stockholders on or about November 30, 2021. The approval of the Governing Documents Proposal requires the affirmative vote of (i) a majority of the issued and outstanding shares of Roman DBDR Class A Common Stock voting together as a single class as of the Record Date and (ii) a majority of the issued and outstanding shares of Roman DBDR Class B Common Stock voting together as a single class as of the Record Date. Accordingly, a Roman DBDR stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention will have the same effect as a vote “AGAINST” the Governing Documents Proposal. The approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Advisory Charter Proposals, the Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal each require the affirmative vote of the holders of a majority of the shares of Roman DBDR Common Stock cast by the stockholders represented virtually or by proxy and entitled to vote thereon at the Special Meeting, voting together as a single class. A Roman DBDR stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of Roman DBDR Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of the vote on the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Advisory Charter Proposals, the Incentive Plan Proposal, the ESPP Proposal or the Adjournment Proposal. The approval of the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of Roman DBDR Common Stock cast by the stockholders represented virtually or by proxy and entitled to vote thereon at the Special Meeting, voting together as a single class. A Roman DBDR stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of Roman DBDR Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of the vote on the Director Election Proposal.
Attending the Special Meeting either virtually or by proxy and abstaining from voting will have the same effect as voting against all the proposals and, assuming a quorum is present, broker non-votes will have no effect on any of the Proposals, except that a broker non-vote will have the same effect as voting against the Advisory Charter Proposals.
Roman DBDR currently has authorized share capital of 221,000,000 shares consisting of 200,000,000 shares of Class A Common Stock with a par value of $0.0001 per share (“Class A Common Stock”), 20,000,000 shares of Class B Common Stock par value $0.0001 per share (“Class B Common Stock”) and 1,000,000 shares of preferred stock with a par value of $0.0001 per share (“Preferred Stock”).
Holders of Roman DBDR’s Class A Common Stock and Class B Common Stock will not be entitled to appraisal rights under Delaware law in connection with the Business Combination.
Whether or not you plan to attend the Special Meeting virtually, please submit your proxy card without delay. Voting by proxy will not prevent you from voting your shares online if you subsequently choose to attend the Special Meeting. If you fail to return your proxy card and do not attend the meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. You may revoke a proxy at any time before it is voted at the Special Meeting by executing and returning a proxy card dated later than the previous one, by attending the Special Meeting and casting your vote by ballot online or by submitting a written revocation that is received by us before we take the vote at the Special Meeting to Roman DBDR Tech Acquisition Corp., 2877 Paradise Road. #702, Las Vegas, NV 89109; telephone: (650) 618-2524. If you hold your shares through a bank, broker or other nominee, you should follow the instructions of your bank, broker or other nominee regarding revocation of proxies.
The Roman DBDR Board unanimously recommends that Roman DBDR stockholders vote “FOR” approval of each of the Proposals.
By order of the Roman DBDR Board of Directors,
Dr. Donald G. Basile
Co-Chief Executive Officer
Roman DBDR Tech Acquisition Corp.
November 30, 2021

i

INDEX TO THE FINANCIAL STATEMENTS OF ROMAN DBDR FOR THE YEAR ENDED DECEMBER 31, 2020	F-1
INDEX TO THE FINANCIAL STATEMENTS OF ROMAN DBDR FOR THE QUARTER ENDED September 30, 2021	F-25
INDEX TO THE FINANCIAL STATEMENTS OF COMPOSECURE HOLDINGS, L.L.C. FOR THE YEAR ENDED DECEMBER 31, 2020	F-53
INDEX TO THE FINANCIAL STATEMENTS OF COMPOSECURE HOLDINGS, L.L.C. FOR THE QUARTER ENDED September 30, 2021	F-76
ANNEX A Agreement and Plan of Merger
ANNEX B Second Amended and Restated Certificate of Incorporation
ANNEX C Second Amended and Restated Bylaws
ANNEX D 2021 Equity Incentive Plan
ANNEX E 2021 Employee Stock Purchase Plan
ANNEX F CompoSecure Second Amended and Restated LLC Agreement
ANNEX G Amendment No. 1 to the Merger Agreement
ANNEX H Voting Agreement

FREQUENTLY USED TERMS
Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” the “Company” and “Roman DBDR” refer to Roman DBDR Tech Acquisition Corp.
In this document:
“Ancillary Agreements” means the Registration Rights Agreement, the Tax Receivable Agreement, the Stockholders Agreement, the Voting Agreement, the Exchange Agreement, the Expense Cap and Waiver Agreement, the Subscription Agreements, and all other agreements, certificates and instruments executed and delivered by the Company, Merger Sub, CompoSecure or Member Representative in connection with the consummation of the Merger and related transactions, and specifically contemplated by the Merger Agreement.
“ASP” means average selling price, which is determined by dividing net revenues by total unit volume over a specific period of time.
“Arculus Cold Storage Wallet” refers to the Arculus Key™ card Cold Storage hardware device and companion Arculus Wallet™ software application.
“Arculus Ecosystem” refers hardware, software, payments, and services for Digital Assets having a foundation in the secure Arculus Platform technology for providing secure storage of Digital Assets.
“Arculus Key™ card” refers to CompoSecure’s initial Cold Storage hardware device configured to interface with CompoSecure’s initial Arculus Wallet™ App.
“Arculus Platform” refers to a CompoSecure’s three-factor authentication security platform with broad industry applicability for use in the Digital Asset marketplace, including the initial Arculus Cold Storage Wallet products.
“Arculus Wallet™” refers to CompoSecure’s initial Wallet App configured to interface with the Arculus Key card Cold Storage.
“App” refers to a software application available on a mobile or cellular telephone.
“ATMs” are automated teller machines maintained by banks and third party financial institutions which enable cardholders to access cash in convenient locations and at hours during which their bank branches may not be open for business.
“Blockchain” refers generally to databases that maintain information across a network of computers in a decentralized or distributed manner, which networks often use cryptographic protocols to ensure data integrity. Blockchains often are used to issue and transfer ownership of Digital Assets.
“Business Combination” means the transactions contemplated by the Merger Agreement.
“Cashout Options” means those CompoSecure Options outstanding immediately prior to the Merger Effective Time that are, as of the Merger Effective Time, to be cancelled pursuant to the Merger Agreement and entitle the holders thereof to receive the cash consideration pursuant to the Merger Agreement.
“Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of Roman DBDR.
“Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of Roman DBDR.
“Class B Common Unit Merger Consideration” means a number of Class B Common Units of the Company equal to (A) (i) the Equity Value minus (ii) the Cash Merger Consideration divided by (B) $10.00. For the avoidance of doubt, the aggregate number of Roman Class B Common Stock issued as Class B Common Stock Merger Consideration shall equal the aggregate number of Class B Common Units issued as Class B Common Unit Merger Consideration.
“Closing” means the closing of the Business Combination.

“Closing Date” means the date of the Closing.
“Code” means the Internal Revenue Code of 1986, as amended.
“Cold Storage” is a method of holding Cryptocurrency assets in an environment that is not connected to the Internet.
“Combined Entity” means Roman DBDR after the event in which CompoSecure becomes a subsidiary of Roman DBDR.
“Common PIPE Investment” shall have the meaning ascribed to such term in the definition of Pipe Investment below.
“Common Stock” means the Class A Common Stock and Class B Common Stock.
“Common Subscription Agreements” means the subscription agreements, dated April 19, 2021, between Roman DBDR and certain investors, pursuant to which such investors have agreed to purchase on the Closing Date an aggregate amount of 4,500,000 shares of Class A Common Stock at a price per share equal to $10.00.
“Company Debt Financing” means the debt financing provided for pursuant to that certain Second Amended and Restated Credit Agreement, dated as of November 3, 2020, by and among CompoSecure, CompoSecure, L.L.C., the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, or one or a series of debt financings which may serve to replace such arrangement after the entry into the Merger Agreement and on or prior to the Merger Effective Time.
“CompoSecure” means CompoSecure Holdings, L.L.C., a Delaware limited liability company.
“CompoSecure Second Amended and Restated LLC Agreement” means the CompoSecure Second Amended and Restated Limited Liability Company Agreement to be entered into by CompoSecure, Roman DBDR and the other members named therein on the Closing Date.
“CompoSecure Board” means the board of directors of CompoSecure.
“CompoSecure, Inc. Board” means the board of directors of CompoSecure, Inc. (the Combined Entity f.k.a. Roman DBDR Tech Acquisition Corp.), upon and after the Closing.
“CompoSecure Holders” refers to the holders of CompoSecure Units in CompoSecure as of the time immediately before the Business Combination.
“CompoSecure, Inc.” means CompoSecure, Inc., a Delaware corporation (the Combined Entity f.k.a. Roman DBDR Tech Acquisition Corp.), upon and after the Closing.
“CompoSecure Option” means each option to purchase CompoSecure Units that is outstanding under CompoSecure’s Amended and Restated Equity Compensation Plan.
“CompoSecure Rollover Credit Agreement” means the Second Amended and Restated Credit Agreement, dated as of November 5, 2020, by and among CompoSecure, CompoSecure, L.L.C., the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, or one or a series of debt financings which may serve to replace such agreement after the date hereof and on or prior to the Closing.
“CompoSecure Unit” means each unit of limited liability company membership interests in CompoSecure as defined in CompoSecure’s Amended and Restated Limited Liability Company Agreement, dated as of June 11, 2020, as amended.
“Cryptocurrency” means any Digital Asset that uses cryptographic technologies to maintain its operation as a currency or decentralized application, such as Bitcoin, Bitcoin Cash and Ethereum, that is secured using Blockchain encryption technologies, and includes stablecoins and tokens.
“Current Charter” means Roman DBDR’s current amended and restated certificate of incorporation as filed with the Secretary of State of the State of Delaware on August 21, 2020.

“Current CompoSecure LLC Agreement” means CompoSecure’s Amended and Restated Limited Liability Company Agreement, dated as of June 11, 2020.
“Digital Asset” means an asset that is issued and/or transferred using distributed ledger or Blockchain technology, including, but not limited to, Cryptocurrencies, and also may be referred to as “virtual currencies,” “coins” and “tokens.”
“Dual-Interface” (also known as “tap-to-pay”) refers to Payment Cards which contain an embedded chip that allows for both contact and contactless transaction functionality.
“Earnout Recipients” means all Persons entitled to receive Earnout Consideration, as set forth on the Merger Consideration Table.
“EMV” (an acronym derived from the names Europay, Mastercard and Visa) is a high-security payment protocol for Payment Cards which utilizes an embedded microprocessor that, when paired with an EMV® enabled payment terminal, authenticates cardholder transactions. EMV® cards are often called “chip cards”.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exchangeable Notes” means the senior notes issued by CompoSecure and guaranteed by CompoSecure, L.L.C. in an aggregate principal amount of up to $130,000,000 that are exchangeable into shares of Class A Common Stock at a conversion price of $11.50 per share pursuant to the Note Subscription Agreements.
“Fiat Currency” refers to currency issued by a nation-state that is not backed by a physical commodity, but rather by the government that issues it.
“FinTech” is a word formed from the combination of “financial” and “technology” and is used to describe new technologies to deliver financial services to help businesses and consumers manage their financial activities.
“Fraud” means a claim for Delaware common law fraud with a specific intent to deceive brought against a party to the Merger Agreement based on a representation of such party contained in the Merger Agreement. For the avoidance of doubt, “Fraud” does not include any claim for equitable fraud, promissory fraud, unfair dealings fraud, or any torts based on negligence or recklessness.
“Hot Storage” is a method of holding Cryptocurrency assets in an environment this is connected to the Internet.
“ID Security” is an intrusion detection system included in a device or software application.
“Indebtedness” means, without duplication and with respect to CompoSecure and CompoSecure, L.L.C., the outstanding principal amount of, accrued and unpaid interest on, fees and expenses arising under or in respect of (a) indebtedness for borrowed money; (b) obligations for the deferred purchase price of property or services; (c) long or short-term obligations evidenced by notes, bonds, debentures, other debt securities, or other similar instruments; (d) obligations under any derivative, interest rate, currency swap, foreign exchange or other hedging agreement or arrangement; (e) capital lease obligations in accordance with GAAP; (f) reimbursement and other obligations under any letter of credit, bank guarantees, banker’s acceptance or similar credit transactions (in each case to the extent drawn); (g) guarantees made by any of CompoSecure and CompoSecure, L.L.C. on behalf of any third party in respect of obligations of the kind referred to in the foregoing clauses (a) through (f); and (h) any unpaid interest, prepayment penalties, premiums, costs and fees that would arise or become due as a result of the prepayment of any of the obligations referred to in the foregoing clauses (a) through (g); provided, that Indebtedness shall not include accounts payable to trade creditors or any amounts with respect to the items constituting reimbursable transaction expenses in accordance with the Merger Agreement.
“Member Representative” means LLR Equity Partners IV, L.P.
“Member Representative Holdback Amount” means the amount of $150,000 to be paid to Member Representative at Closing for expenses incurred in connection with its performance as Member Representative.

v

“Merger Agreement” means the Agreement and Plan of Merger, dated as of April 19, 2021 and as amended as of May 25, 2021, by and among Roman DBDR, Merger Sub, CompoSecure and LLR Equity Partners IV, L.P.
“Merger Consideration Schedule” means a statement to be prepared and delivered to Roman DBDR in final form setting forth CompoSecure’s calculation of various components of the merger consideration, together with appropriate supporting calculations and schedules, and other documentation reasonably requested by Roman DBDR.
“Merger Effective Time” means the time at which the Business Combination becomes effective pursuant to the terms of the Merger Agreement.
“Merger Sub” means Roman Parent Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Roman DBDR.
“Metal Form Factor” is the industry term used to describe Payment Cards made from or including metal in their construction.
“Minimum Cash” means, as of Closing, (i) all cash in the Trust Account (net of redemptions), plus (ii) $130.0 million of Note PIPE Investment proceeds, plus (iii) $45.0 million of Common PIPE Investment proceeds, minus (iv) an aggregate amount of $50,000,000 in certain transaction expenses of both the Company and CompoSecure.
“Morrow Sodali” means Morrow Sodali LLC, the proxy solicitation firm we have engaged to assist in the solicitation of proxies for the Special Meeting.
“NFC” refers to the near-field communications protocol which enables RFID communications between Payment Cards and payment terminals.
“Note PIPE Investment” shall have the meaning ascribed to such term in the definition of Pipe Investment below.
“Note Subscription Agreements” means the subscription agreements, dated April 19, 2021, between Roman DBDR. CompoSecure and certain investors, pursuant to which such investors have agreed to purchase on the Closing Date senior notes issued by CompoSecure in an aggregate principal amount of $130,000,000 that are exchangeable into shares of Class A Common Stock at a conversion price of $11.50 per share.
“Payment Cards” are credit and debit cards issued on the network of one of the Payment Networks.
“Payments Industry” refers to the overall market for payments processing, including banks and other credit and transaction card issuers, card associations, payment processors, and other providers of services and products to facilitate currency transactions, including Cryptocurrency transactions.
“Payment Networks” refers to the primary credit and debit card payment networks, including the networks operated by Visa, MasterCard, American Express, Discover, and China Union Pay.
“PCI” refers to the Payment Card Industry.
“PCI Security Standards” refer to the Payment Card Industry Physical Security Requirements and the Payment Card Industry Logical Security Requirements, established by the PCI Security Standards Council, which governs the secure handling of Payment Cards during manufacture, storage and shipping.
“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture, association or other organization, whether or not a legal entity, or a governmental authority.
“Personalization” is the process of encoding, programming and embossing or laser engraving a Financial Card with the cardholder’s name, account number and other information.
“PIPE Investment” means, collectively, the issuance of an aggregate of 4,500,000 shares of Roman DBDR Class A Common Stock pursuant to the Subscription Agreements with the PIPE Investors immediately before the Closing, at a purchase price of $10.00 per share (the “Common Pipe Investment”) and the issuance by CompoSecure of senior notes in an aggregate principal amount of $130,000,000 that are exchangeable into shares of Class A Common Stock at a conversion price of $11.50 per share (the “Note Pipe Investment”).
“PIPE Investors” means the certain investors that have committed to making the PIPE Investment.
“Prelams” refers to pre-laminated, sub-assemblies consisting of a composite of material layers which are partially laminated to be used as a component in the multiple layers of a final Payment Card or other card construction.
“Private Keys” refers to codes needed for a user to access their Cryptocurrencies or other Digital Assets.
“Private Placement Warrants” means the 10,837,400 private placement warrants outstanding as of the date of this proxy statement that were purchased by our Sponsor in a private placement, 10,375,000 of which were sold to the Sponsor simultaneously with the closing of the Roman DBDR IPO on November 10, 2020 and 462,400 of which were sold to the Sponsor in connection with the underwriters’ partial exercise of their over-allotment option on November 17, 2020, at a price of $1.00 per warrant (for an aggregate purchase price of $10,837,400), which are substantially identical to the Public Warrants sold in the Roman DBDR IPO, subject to certain limited exceptions.
“Proposals” means the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Governing Documents Proposal, the Advisory Charter Proposals, the Director Election Proposal, the Equity Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal.
“Proposed Charter” means the Second Amended and Restated Certificate of Incorporation of the Combined Entity, a form of which is attached hereto as Annex B.
“Public Shares” means the shares of Class A Common Stock sold in the Roman DBDR IPO.
“Public Warrants” means the currently outstanding 11,578,000 redeemable warrants to purchase shares of Class A Common Stock of Roman DBDR that were issued by Roman DBDR in the Roman DBDR IPO.
“Redemption” means the right of the holders of Common Stock to have their shares redeemed in accordance with the procedures set forth in this proxy statement.
“RFID” refers to radio-frequency identification which uses electronic tags placed on objects to relay identifying information to an electronic reader through radio waves.
“Roman DBDR” means Roman DBDR Tech Acquisition Corp.
“Roman DBDR Board” means the board of directors of Roman DBDR.
“Roman DBDR Class A Common Stock” means the shares of Class A Common Stock, par value $0.0001 per share, of Roman DBDR.
“Roman DBDR Class B Common Stock” means the shares of Class B Common Stock, par value $0.0001 per share, of Roman DBDR.
“Roman DBDR Common Stock” means, collectively, the Roman DBDR Class A Common Stock and Roman DBDR Class B Common Stock.
“Roman DBDR IPO” means Roman DBDR’s initial public offering.
“SEC” means the U.S. Securities Exchange Commission or any successor organization.
“Securities Act” means the Securities Act of 1933, as amended.
“Special Meeting” means the virtual special meeting of the stockholders of Roman DBDR, to be held on December 23, 2021, at 10:00 a.m., Eastern time, via live webcast at the following address https://www.cstproxy.com/romandbdr/sm2021.

“Sponsor” means Roman DBDR Tech Sponsor LLC, a Delaware limited liability company.
“Sponsor Shares” means the shares of Class B Common Stock held by Sponsor.
“Stockholders” means the holders of Roman DBDR Class A Common Stock and Class B Common Stock.
“Stockholders Agreement” means the Stockholders Agreement to be entered into at the Closing of the Business Combination by CompoSecure, Inc. (f/k/a Roman DBDR), Sponsor and certain CompoSecure Holders.
“Subscription Agreements” means, collectively, the Common Subscription Agreements and the Note Subscription Agreements.
“Surviving Entity” means CompoSecure following the merger of Merger Sub with and into CompoSecure in the Business Combination.
“Tax Receivable Amount” means the aggregate amount of all payments to be made to the holders of CompoSecure Units prior to the Merger Effective Time pursuant to the Tax Receivables Agreement.
“Trust Account” means the Trust Account of Roman DBDR, which holds the net proceeds of the Roman DBDR IPO, together with interest earned thereon, less amounts released to pay franchise and income tax obligations.
“Units” means the units of Roman DBDR, each unit representing one share of Class A Common Stock and one-half of one Warrant to acquire one share of Class A Common Stock, that were issued and sold by Roman DBDR in the Roman DBDR IPO and in its concurrent private placement.
“Voting Agreement” means the Voting Agreement entered into by Sponsor and certain CompoSecure Holders with Roman DBDR and CompoSecure concurrently with the execution of the Merger Agreement, on April 19, 2021 and included herewith as Annex H.
“Voting Agreement Voting Parties” means Sponsor and certain CompoSecure Holders parties to the Voting Agreement and the Stockholders Agreement.
“Wallet” means a device or service which enables storage of, and access to, Digital Assets, such as Cryptocurrency.
“Warrants” means the Public Warrants and the Private Placement Warrants.

SUMMARY OF THE PROXY STATEMENT
This summary, together with the section titled, “Questions and Answers About the Business Combination and the Special Meeting” summarizes certain information contained in this proxy statement and may not contain all of the information that is important to you. To better understand the Business Combination and the Proposals to be considered at the Special Meeting, you should read this entire proxy statement carefully, including the annexes. See also the section titled “Where You Can Find More Information.”
Unless otherwise indicated or the context otherwise requires, references in this Summary of the Proxy Statement to the “Combined Entity” refer to Roman DBDR and its consolidated subsidiaries after giving effect to the Business Combination. References to the “Company” or “Roman DBDR” refer to Roman DBDR Tech Acquisition Corp. prior to the completion of the Business Combination. References to CompoSecure refer to CompoSecure Holdings, L.L.C. and its consolidated subsidiaries prior to the completion of the Business Combination.
Unless otherwise specified, all share calculations assume no exercise of redemption rights by the Company’s public stockholders.
Parties to the Business Combination
Roman DBDR Tech Acquisition Corp.
Roman DBDR is a Delaware corporation formed on August 21, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving Roman DBDR and one or more businesses. Upon the Closing, we intend to change our name from “Roman DBDR Tech Acquisition Corp.” to “CompoSecure, Inc.”
The mailing address of our principal executive office is 2877 Paradise Rd. #702, Las Vegas, NV 89109.
Merger Sub
Roman Parent Merger Sub, LLC, a wholly-owned subsidiary of Roman DBDR, was formed on March 8, 2021 to consummate the Business Combination. Following the Business Combination, CompoSecure will merge with Merger Sub, with CompoSecure surviving the merger. As a result, CompoSecure will become a subsidiary of the Combined Entity.
CompoSecure Holdings, L.L.C.
CompoSecure was formed on May 13, 2020 as a Delaware limited liability company, for the purpose of implementing a holding company reorganization in June 2020 pursuant to which CompoSecure became the new parent company of CompoSecure, L.L.C. which otherwise maintained all of the operations that it had otherwise conducted prior to the reorganization. Following the Business Combination, CompoSecure will merge with Merger Sub with CompoSecure surviving the merger, As a result, CompoSecure will become a subsidiary of the Combined Entity.
For additional information about CompoSecure, see the section titled “Summary About CompoSecure’s Business.”
The Business Combination Proposal
Roman DBDR and CompoSecure have agreed to a Business Combination under the terms of the Merger Agreement. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the closing of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into CompoSecure, with CompoSecure continuing as the surviving entity and becoming a subsidiary of Roman DBDR. Roman DBDR is asking its stockholders to approve the Merger Agreement, a copy of which is attached as Annex A (along with Amendment No. 1 thereto, which is attached as Annex G). See the section titled “Proposal No. 1 — The Business Combination Proposal.”

The Merger Agreement
On April 19, 2021, Roman DBDR entered into the Agreement and Plan of Merger by and among Roman DBDR, Merger Sub, CompoSecure and the Member Representative, which was amended on May 25, 2021 (the “Merger Agreement”). The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into CompoSecure, with CompoSecure surviving as a subsidiary of Roman DBDR (the “Business Combination”). Pursuant to the Merger Agreement, upon the Closing, Roman DBDR will change its name to “CompoSecure, Inc.”
Pursuant to the Merger Agreement, Roman DBDR has agreed to acquire all of the outstanding equity interests of CompoSecure in exchange for (i) an amount of cash equal to (A) the amount of cash in Roman DBDR’s trust account established for the purpose of holding the net proceeds from its initial public offering and concurrent private placement of warrants ($236.2 million as of April 19, 2021), net of any amounts paid to Roman DBDR’s shareholders that exercise their redemption rights in connection with the Business Combination (the “Remaining Trust Cash”), plus (B) the proceeds of the sale of $130 million of CompoSecure’s Exchangeable Notes and the sale of $45 million of Roman DBDR’s Class A Common Stock, each in private placements consummated at the Closing of the Business Combination, minus (C) certain transaction expenses; (ii) equity consideration valued at $10.00 per share in respect of the remaining portion of CompoSecure’s enterprise value after deducting the cash consideration in clause (i), and payable in the form of newly-issued Class B Common Units of CompoSecure (and a corresponding number of shares of newly-issued Roman DBDR’s Class B Common Stock); and (iii) CompoSecure’s equity holders’ right to receive an aggregate of up to 7,500,000 additional (i) newly issued shares of Roman DBDR’s Class A Common Stock or (ii) newly-issued Class B Common Units of CompoSecure (and a corresponding number of shares of newly-issued Roman DBDR’s Class B Common Stock), as applicable, in Earnout Consideration based on the achievement of certain stock price thresholds, if payable, which amount will be determined as described in more detail under the heading titled “Proposal No. 1 — The Business Combination Proposal — The Merger Agreement — Merger Consideration”, to be paid at the Merger Effective Time.
(a)   Pursuant to the Merger Agreement, at the Merger Effective Time:
(i)   all of the CompoSecure Units issued and outstanding immediately prior to the Merger Effective Time, shall be cancelled or converted, into the right to receive the applicable portion of the Merger Consideration (including the Earnout Consideration, if any) attributable to such CompoSecure Units as required by CompoSecure’s Amended and Restated Limited Liability Company Agreement, dated as of June 11, 2020 (as amended, the “Current CompoSecure LLC Agreement”) and as provided on the Merger Consideration Schedule (as may be amended from time to time, and at any time, by the Member Representative acting in good faith);
(ii)   the membership interests of Merger Sub issued and outstanding immediately prior to the Merger Effective Time shall, by virtue of the Merger and without any action on the part of Roman DBDR, Merger Sub or CompoSecure, be converted into and become an amount of newly issued, fully paid and non-assessable Class A Common Units of the Surviving Entity equal to the number of shares of Class A Common Stock of the Combined Entity issued and outstanding immediately following the Merger Effective Time (after giving effect to the transactions contemplated under this Agreement and the Ancillary Agreements, including the PIPE Investment and the cancellations under the Expense Cap and Waiver Agreement (as defined below)); and
(iii)   consistent with the terms of this Agreement and the provisions set forth in the CompoSecure Second Amended and Restated LLC Agreement:
(1)   the number of Class A Common Units of the Surviving Entity issued and outstanding shall equal the number of shares of Class A Common Stock of the Combined Entity then issued and outstanding; and
(2)   the number of Class B Common Units of the Surviving Entity issued and outstanding shall equal the Class B Common Unit Merger Consideration.

x

Pursuant to the Merger Agreement, at the Merger Effective Time, each Cashout Option, whether vested or unvested, shall, automatically and without any required action on the part of any holder or beneficiary thereof, be terminated by virtue of the Merger and the holder shall cease to have any rights with respect thereto, other than the right to receive: (i) a cash payment equal to the difference between (A) the Cash Merger Consideration (excluding the Tax Receivable Amount) allocable in respect of a CompoSecure Unit underlying such Cashout Option and (B) the per CompoSecure Unit exercise price of the Cashout Option (without interest and subject to the deduction and withholding of such amounts) and (ii) the amount of Earnout Consideration allocable in respect of the Cashout Options as set forth on the Merger Consideration Schedule. Also at the Merger Effective Time, all of the CompoSecure Options, whether vested or unvested, outstanding immediately prior to the Merger Effective Time that are not Cashout Options shall, automatically, be assumed by Roman DBDR and each such CompoSecure Option shall be converted into, and represent only, an option to purchase shares of Class A Common Stock.
In addition to the consideration to be paid at the Closing, pursuant to the Merger Agreement, the Earnout Recipients (i.e. CompoSecure equity holders) will have the right to receive an aggregate of up to 7.5 million additional (i) shares of Class A Common Stock or (ii) CompoSecure Units (and a corresponding number of shares of Class B Common Stock), as applicable, in earn-out consideration based on the achievement of certain stock price thresholds (collectively, the “Earnout Consideration”).
For additional information and a summary of the terms of the Merger Agreement and the other agreements executed, or to be executed, in connection with the Business Combination, see the sections titled “Proposal No. 1 — The Business Combination Proposal — The Merger Agreement” and “Proposal No. 1 —  The Business Combination Proposal — Related Agreements.”
Board of Directors Following the Business Combination
Upon consummation of the Business Combination, the Roman DBDR Board anticipates increasing its size from six directors to up to seven directors, with each Class I director having a term that expires at the Combined Entity’s annual meeting of stockholders in 2022, each Class II director having a term that expires at the Combined Entity’s annual meeting of stockholders in 2023 and each Class III director having a term that expires at the Combined Entity’s annual meeting of stockholders in 2024. Assuming the Business Combination Proposal is approved, Roman DBDR’s stockholders are also being asked to elect seven directors to serve staggered terms on the Combined Entity’s board of directors until the 2022, 2023 and 2024 annual meeting of stockholders, respectively, and until their respective successors are duly elected and qualified. Please see the sections titled “Proposal No. 5 — The Director Election Proposal” and “Management of the Combined Entity Following the Business Combination” for additional information.
Conditions to the Closing of the Business Combination
The obligations of Roman DBDR, CompoSecure and the Merger Sub to consummate the Business Combination are subject to the satisfaction or waiver of various conditions on or prior to the Merger Effective Time, including the following:
•
the absence of any legal or regulatory restraints enjoining or otherwise prohibiting or making illegal the consummation of the Merger or causing any of the transactions in the Business Combination to be rescinded following the completion thereof;

•
the adoption and approval of the Merger Agreement by Roman DBDR’s stockholders;

•
obtaining approval for listing on Nasdaq of the shares of Roman DBDR Class A Common Stock to be issued in connection with the Common PIPE Investment, subject to official notice of issuance;

•
obtaining the Company Member Vote and the delivery of the Written Consent (which terms are described in the section titled “Proposal No. 1 — The Business Combination Proposal   —  Merger Agreement”);

•
expiration or early termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act” ) (see the section titled “Proposal No. 1 — The Business Combination Proposal   —  Regulatory Matters”);

•
consummation immediately prior to the Merger Effective Time of the PIPE Investments in accordance with the terms set forth in the applicable Subscription Agreements;

•
Roman DBDR having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of at least $5,000,001 after giving effect to the transactions contemplated by the Merger Agreement;

•
the amount of Minimum Cash (which term is described in the section titled “Proposal No. 1 — Business Combination Proposal — The Merger Agreement”) being not less than $210,000,000, consisting of $85.0 million from the Trust Account after giving effect to redemptions, if any, plus $130.0 million of Note PIPE Investment proceeds and $45.0 million of Common PIPE Investment proceeds minus $50.0 million of transaction expenses of both Roman DBDR and CompoSecure; and

•
the execution and delivery of each Ancillary Agreement (which term is described in the section titled “Proposal No. 1 — Business Combination Proposal — The Merger Agreement”) by the parties thereto.

Each party’s obligation to consummate the Merger is also subject to the satisfaction or waiver of certain additional conditions, including:
•
subject to certain materiality and other qualifiers, the accuracy of the representations and warranties of the other party;

•
performance in all material respects by the other party of its obligations under the Merger Agreement;

•
the delivery of a customary closing certificate signed on behalf of the respective party by an officer of the party certifying certain conditions have been satisfied;

•
in the case of Roman DBDR’s and the Merger Sub’s obligations, the absence of a Material Adverse Effect (which term is described in the section titled “Proposal No. 1 — Business Combination Proposal — The Merger Agreement — Representations and Warranties”), and in the case of CompoSecure’s obligations, the absence of a Parent Material Adverse Effect (which term is described in the section titled “Proposal No. 1 — Business Combination Proposal — The Merger Agreement —  Representations and Warranties”);

•
in the case of Roman DBDR’s and the Merger Sub’s obligations, the delivery of a certificate, dated as of the closing date and signed by an authorized representative of CompoSecure, that certain conditions to the closing have been satisfied, and in the case of CompoSecure’s obligations, the delivery of a certificate, dated as of the closing date and signed by an authorized representative of Roman DBDR, that certain conditions to the closing have been satisfied;

•
in the case of Roman DBDR’s and the Merger Sub’s obligations, the Closing Net Indebtedness being no more than $250,000,000;

•
in the case of Roman DBDR’s and the Merger Sub’s obligations, the Closing Cash being no less than $5,000,000;

•
in the case of Roman DBDR’s and the Merger Sub’s obligations, CompoSecure obtaining and delivering certain consents, authorizations or approvals listed on the disclosure schedules to the Merger Agreement;

•
in the case of CompoSecure’s obligations, the compliance by Roman DBDR in all material respects with the reporting requirements applicable to it under the Exchange Act; and the delivery of duly executed signature pages to the Stockholders’ Agreement and the appointment to the Roman DBDR Board the directors contemplated by the Stockholders’ Agreement; and

•
in the case of CompoSecure’s obligations, the delivery of a duly executed counterpart signature page of Roman DBDR and Roman DBDR Tech Sponsor LLC to the Stockholders Agreement, and Roman DBDR shall have appointed to the Roman DBDR Board the directors contemplated by the Stockholders Agreement.

Before the Closing, each of CompoSecure, Roman DBDR and the Merger Sub may waive any of the conditions to its obligation to consummate the merger even though one or more of the conditions described above has not been met, except where waiver is not permissible under applicable law. Please see the section of this proxy statement titled “Proposal No. 1 — Business Combination Proposal — The Merger Agreement —  Conditions to Closing.”
Redemption Rights
Roman DBDR is providing its public stockholders with the opportunity to redeem their Public Shares for cash equal to a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to it to pay Roman DBDR’s franchise and income taxes, divided by the number of then outstanding Public Shares, upon the Closing, subject to the limitations described herein. For illustrative purposes, based on the balance of the Trust Account of $236,291,587.55 as of November 1, 2021, the record date for the special meeting, the estimated per share redemption price would have been approximately $10.20. For further information, see the section titled “Special Meeting of Roman DBDR Stockholders — Redemption Rights.”
Dissenter Rights
Dissenter rights are not available to Roman DBDR stockholders or warrantholders in connection with the Business Combination.
Regulatory Approvals
The consummation of the Business Combination is subject to review under the HSR Act. As described above in the section titled “— Conditions to the Closing of the Business Combination,” the obligations of Roman DBDR and CompoSecure to consummate the Merger are subject to expiration or early termination of any applicable waiting period under the HSR Act. Under the HSR Act and the rules and regulations promulgated thereunder, the merger may not be completed until notifications have been filed and certain information has been furnished to the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”) and the specified waiting period has expired or been terminated. Roman DBDR and CompoSecure each filed or caused to be filed the requisite notification forms under the HSR Act with the DOJ and the FTC on May 3, 2021, and both requested “early termination” of the waiting period. Both before and after the expiration or termination of the applicable waiting period, the FTC and the DOJ retain the authority to challenge the Merger on antitrust grounds.
Related Agreements
This section describes certain additional agreements related to the Business Combination that have been executed or will be executed in connection with the Closing of the Business Combination. For additional information, see “Proposal No. 1 — Business Combination Proposal — Related Agreements.”
Registration Rights Agreement
At the Closing of the Business Combination, CompoSecure, Inc. (f/k/a Roman DBDR) will enter into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with the LLR Investors (as defined therein), the CompoSecure Investors (as defined therein), the Founder Investors (as defined therein), and the Additional Investors (as defined therein) (the LLR Investors, the CompoSecure Investors, the Founder Investors and the Additional Investors, the “Holders”).
Upon the consummation of the Business Combination, the Holders and their permitted transferees will be entitled to certain registration rights described in the Registration Rights Agreement. Among other things, pursuant to the Registration Rights Agreement, the LLR Investors and Founder Investors will each be entitled to require one or more demand registrations, and all Holders will have certain “piggyback” registration rights with respect to statements filed subsequent to the Business Combination.
Tax Receivable Agreement
At the Closing of the Business Combination, CompoSecure, Inc. (f/k/a Roman DBDR) will enter into the Tax Receivable Agreement with CompoSecure and the TRA Parties (as defined therein). The Tax

Receivable Agreement will generally provide for the payment by CompoSecure, Inc. to certain CompoSecure Holders of 90% of the benefits, if any, that CompoSecure, Inc. is deemed to realize (calculated using certain assumptions) as a result of (i) CompoSecure, Inc.’s allocable share of existing tax basis in the assets of CompoSecure and its subsidiaries acquired (A) in the Business Combination and (B) upon sales or exchanges of CompoSecure Units pursuant to the Exchange Agreement after the Business Combination, (ii) certain increases in tax basis that occur as a result of (A) the Business Combination and (B) sales or exchanges of CompoSecure Units pursuant to the Exchange Agreement after the Business Combination, and (iii) certain other tax benefits, including tax benefits attributable to payments under the Tax Receivable Agreement. These tax attributes may increase (for tax purposes) CompoSecure, Inc.’s depreciation and amortization deductions and, therefore, may reduce the amount of tax that CompoSecure, Inc. would otherwise be required to pay in the future. CompoSecure, Inc. will retain the benefit of the remaining 10% of these cash savings. For a detailed description of the Tax Receivable Agreement, see “Certain Relationships and Related Person Transactions —  Tax Receivable Agreements.”
Stockholders Agreement
At the Closing of the Business Combination, CompoSecure, Inc. (f/k/a Roman DBDR), Sponsor and certain CompoSecure Holders (Sponsor and the CompoSecure Holders, collectively, the “Voting Parties”) will enter into a stockholders agreement (the “Stockholders Agreement”), which provides for certain voting agreements of the Voting Parties, and, among other things, sets forth certain requirements regarding the composition of the CompoSecure, Inc. Board following the Closing. Under the Stockholders Agreement, the Voting Parties (1) agree to vote or cause to be voted all shares of Common Stock, whether at a regular or special meeting of CompoSecure, Inc. stockholders, in such a manner as may be necessary to elect and/or maintain the board of directors in accordance with the Stockholders Agreement; and (2) agree to the Lock-up Period (as defined below).
The Stockholders Agreement also provides that for 180 days following the execution of the Stockholders Agreement (the “Lock-Up Period”), the Voting Parties agree not to effect any sale or distribution of any shares of Common Stock held by any of them during the Lock-Up Period as described therein. For a detailed description of the Stockholders Agreement, see “Proposal No. 1 — Business Combination Proposal — Related Agreements — Stockholders Agreement.”
Voting Agreement
Concurrently with the execution of the Merger Agreement, on April 19, 2021, the Sponsor and certain CompoSecure Holders (the “Voting Agreement Voting Parties”) entered into a voting agreement with Roman DBDR and CompoSecure (the “Voting Agreement”), which is included herewith as Annex H. Under the Voting Agreement, the Voting Agreement Voting Parties agreed to vote or cause to be voted their respective equity interests for and against certain matters, including to vote in favor of the Merger Agreement and the transactions related thereto, among other matters and against any competing proposals or any matters that would reasonably be expected to impede the timely consummation of the Merger, among other matters.
Exchange Agreement
At the Closing of the Business Combination, Roman DBDR, CompoSecure and CompoSecure Holders will enter into the Exchange Agreement. Pursuant to the Exchange Agreement, the CompoSecure Holders and such other holders of Class B Units from time to time party thereto will be entitled to exchange Class B Units, and surrender shares of Class B Common Stock of Roman DBDR for cancellation, in exchange for, at the option of Roman DBDR, a number of shares of Class A Common Stock of Roman DBDR or the cash equivalent of such shares.
Expense Cap and Waiver Agreement
Concurrently with the execution of the Agreement and Plan of Merger, on April 19, 2021, Roman DBDR, CompoSecure and Sponsor entered into an expense cap and waiver agreement (the “Expense Cap and Waiver Agreement”). Under the terms of the Expense Cap and Waiver Agreement, Sponsor agreed that to the extent the Roman’s transaction expenses exceed $35 million, then Sponsor shall, on the Closing Date, in its sole option, either (i) pay any such amount in excess of $35 million to Roman DBDR in cash, or

(ii) irrevocably forfeit and surrender to Roman DBDR such number of shares of Class A Common Stock (valued at $10.00 per share) held by the Sponsor that would, in the aggregate, have a value equal to such amount in excess of $35 million. In addition, the Sponsor agreed to waive, on behalf of all holders of Class B Common Stock, any adjustment to the initial conversion ratio in Roman’s certificate of incorporation resulting from the consummation of the Merger and the transactions contemplated by the Merger Agreement.
Common Subscription Agreements
Concurrently with the execution of the Merger Agreement, Roman DBDR entered into subscription agreements for a private placement of Class A Common Stock (the “Common Subscription Agreements”) with certain investors (the “Common PIPE Investors”). Pursuant to the terms of the Common Subscription Agreements, Roman DBDR has agreed to issue and sell to the Common PIPE Investors and the Common PIPE Investors have agreed to purchase on the Closing Date of the Business Combination an aggregate amount of up to 4,500,000 shares of Class A Common Stock at a purchase price of $10.00 per share for aggregate gross proceeds of $45,000,000 (the “Common PIPE Investment”). The Common PIPE Investment is contingent upon, among other things, the Closing of the Business Combination.
Note Subscription Agreements
Concurrently with the execution of the Merger Agreement, Roman DBDR, CompoSecure and CompoSecure, L.L.C. entered into subscription agreements (the “Note Subscription Agreements”) with certain investors (the “Note PIPE Investors”) pursuant to which such investors, severally and not jointly, have agreed to purchase on the Closing Date of the Business Combination, senior notes (the “Exchangeable Notes”) issued by CompoSecure and guaranteed by CompoSecure, L.L.C. in an aggregate principal amount of up to $130,000,000 that are exchangeable into shares of Class A Common Stock at a conversion price of $11.50 per share (the “Note PIPE Investment”). Pursuant to the Note Subscription Agreements, CompoSecure has agreed to issue and sell to the Note PIPE Investors, and the Note PIPE Investors have agreed to purchase, severally and not jointly, subject to the terms and conditions of an indenture to be executed by Roman DBDR, CompoSecure, CompoSecure, L.L.C. and the trustee under the indenture to be entered into at Closing, the Exchangeable Notes in an aggregate principal amount of up to $130,000,000, which will bear interest at a rate of 7% per annum, payable semi-annually in arrears. The Exchangeable Notes will mature in five years, and be convertible into shares of Class A Common Stock at a conversion price of $11.50 per share, in accordance with the terms thereof and subject to customary anti-dilution adjustments.
CompoSecure Second Amended and Restated LLC Agreement
At the Closing of the Business Combination, CompoSecure, Inc. (the Combined Entity f/k/a Roman DBDR) and the other CompoSecure Holders will enter into the CompoSecure Second Amended and Restated LLC Agreement. The operations of CompoSecure, and the rights and obligations of the CompoSecure Holders, will be set forth in the CompoSecure Second Amended and Restated LLC Agreement.
Organizational Structure
The diagrams below depict simplified versions of the current organizational structure of Roman DBDR and CompoSecure, respectively.

CompoSecure Existing Structure
CompoSecure Holders
CompoSecure Employee Option Holders
CompoSecure Units
CompoSecure Options
CompoSecure Holdings, L.L.C.
CompoSecure, L.L.C.

The following diagram, which is subject to change based upon any redemptions by Roman DBDR’s public shareholders in connection with the Business Combination, illustrates the ownership structure of the Combined Entity immediately following the Business Combination:

The following table depicts the total potential ownership interest of Sponsor in the Combined Entity immediately following the Business Combination:
Our organizational structure following the completion of the Business Combination is commonly referred to as an umbrella partnership-C corporation (or “Up-C”) structure. This organizational structure will allow the CompoSecure Holders to retain their equity ownership in CompoSecure Holdings, L.L.C., an entity that is classified as a partnership for U.S. federal income tax purposes, in the form of Class B Common Units. Those investors who, prior to the Business Combination, held Class A Common Stock or Sponsor Shares will hold their equity ownership in CompoSecure, Inc., which is a domestic corporation for U.S. federal income tax purposes. Roman DBDR believes that the CompoSecure Holders will generally find it advantageous to continue to hold their equity interests in an entity that is not taxable as a corporation for U.S. federal income tax purposes. Roman DBDR does not believe that the Up-C organizational structure will give rise to any significant business or strategic benefit or detriment to Roman DBDR.
The PIPE Investors equity interest shown in the post-closing structure depicted above reflects the Class A Common Stock to be purchased by Common PIPE Investors on the Closing Date of the Business Combination. It does not include the amount of Class A Common Stock into which the Exchangeable Senior Notes that are to be purchased and issued upon the Closing Date of the Business Combination may be converted at a conversion price of $11.50 per share, in accordance with the terms thereof and subject to customary anti-dilution adjustments.
Background of the Business Combination
A description of the process Roman DBDR undertook that led to the proposed Business Combination, including Roman DBDR’s discussions with CompoSecure, is included in this proxy statement under the section titled “Proposal No. 1: The Business Combination — Background of the Business Combination.”

Roman DBDR Board of Directors’ Reasons for the Business Combination; Recommendation of the Roman DBDR Board
Roman DBDR was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. With respect to the proposed Business Combination, the Roman DBDR Board considered a number of factors as generally supporting its decision to enter into the Business Combination, including but not limited to the following factors, although not weighted or in any order of significance:
•
Compelling Opportunity across markets including Payment Cards, Cryptocurrency and Digital Assets.   The Roman DBDR Board believes that CompoSecure has a deep pipeline that targets large markets with unmet needs. The Roman DBDR Board further believes that CompoSecure has the ability, if it executes its plan to build, hire, partner and potentially and selectively acquire assets, to achieve its growth strategy, including with respect to the Cryptocurrency and Digital Assets markets, as well as with respect to increasing its market penetration in the Payments Industry.

•
Regulatory considerations.   The Roman DBDR Board considered that regulatory schemes that could apply to CompoSecure’s current and future products, including the ArculusTM Platform, have not been fully explored or developed, and that in some cases, existing laws have been interpreted to apply to Cryptocurrencies and other Digital Assets, while in other cases, jurisdictions have adopted laws, regulations or directives that specifically affect Cryptocurrencies and other Digital Assets, and some jurisdictions have not taken any regulatory stance on Cryptocurrencies and other Digital Assets and/or have expressly declined to apply regulation to such assets. Accordingly, there may not be a clear regulatory framework applicable to CompoSecure’s Arculus Cold Storage Wallet, or to Digital Assets in general, and ongoing and future regulatory actions and laws may alter, perhaps to a materially adverse extent, the markets for Cryptocurrencies and other Digital Assets, which could materially adversely affect the ability of the Arculus Platform to continue to operate.

•
Development of the Arculus Platform.   The Roman DBDR Board considered CompoSecure’s development of the Arculus Platform, a platform envisioned to solve a chronic industry need for reliable, trusted and safe storage of Cryptocurrency and other Digital Assets. The Roman DBDR Board also considered CompoSecure’s expectation that future Arculus-derived revenue streams will diversify into a combination of hardware sales and recurring revenues from transaction processing fees, subscription fees, and other sources. Future Arculus Ecosystem products may include solutions for payments, Digital Assets, eGaming, and insurance that may be developed in-house, with industry partners and/or through third-party App developers.

•
CompoSecure’s Industry Leadership is Expected to Support the Launch of New Revenue Generating Opportunities.   The Roman DBDR Board considered that from 2010 through 2020, CompoSecure produced and sold 92 million metal Payment Cards worldwide, and that CompoSecure is currently entering the Cryptocurrency and Digital Asset market through the launch of Arculus Platform. The Roman DBDR Board also considered the potential timing of CompoSecure’s anticipated launch of the Arculus Platform in the third quarter of 2021.

•
Pioneering.   The Roman DBDR Board believes that CompoSecure has proven and experienced leadership, which has the potential to execute on CompoSecure’s approach to expanding its Payment Card business and launching the Arculus Platform to provide security solutions for the Cryptocurrency and Digital Assets markets.

•
Vast market opportunity for CompoSecure’s Payment Card solutions and security solutions, including the three-factor-authentication solutions.   The Roman DBDR Board believes that CompoSecure’s Payment Card products have the potential to serve a greater percentage of the global addressable market of Payment Cards, as CompoSecure’s total penetration is estimated to be 0.5% of the 4.2 billion Payment Cards issued in 2021. Further the market for three-factor authentication, including Cryptocurrency and other Digital Assets, represents a billion dollar plus annual revenue opportunity for CompoSecure. The Cryptocurrency and Digital Asset industries are experiencing rapid user growth with significant needs for products such as those CompoSecure has demonstrated with the Arculus Cold Storage Wallet.

•
Experienced management team.   The Roman DBDR Board believes that CompoSecure has a proven and experienced management team, led by Jonathan Wilk, that has effectively led CompoSecure and will be a foundation to build the leadership team of the Combined Entity after the Business Combination. The Roman DBDR Board believes that CompoSecure’s highly seasoned and experienced management team has the strong combination of a proven track record and technology expertise required to position the Combined Entity for success.

•
Excellent customer relationships.   The Roman DBDR Board believes that CompoSecure has trusted, highly embedded blue chip customer relationships with leading financial institutions for which CompoSecure has produced nearly 100 million metal Payment Cards worldwide for more than 100 branded and co-branded card programs, including on the Visa®, Mastercard®, American Express®, and China Union Pay® Payment Networks.

•
Backed by a top-tier payments investor.   CompoSecure’s largest investor is an affiliate of LLR Partners, which the Roman DBDR Board believes provides additional validation to Roman DBDR’s assessment of the CompoSecure business opportunity.

•
Profitable Unit Economics.   CompoSecure’s current Payments Card business operates with ASP of roughly $13.00 and a more than 40% adjusted EBIDTA margin. Roman DBDR Board believes (based on CompoSecure estimates derived from available market data) the Digital Asset and Cryptocurrency markets currently have ASP of approximately ninety dollars and that CompoSecure can produce the Arculus Cold Storage Wallet at costs that are not materially different than its Payment Cards; providing very compelling unit economics.

•
Manufacturing Capacity and Expertise.   CompoSecure has the ability to produce tens of millions of additional units within the footprint of its existing facilities, potentially allowing the company to enter into meaningful supply relationships with additional customer and/or partners. Further, CompoSecure’s manufacturing facilities receive regular audits for security and compliance from major Payment Networks and CompoSecure maintains extensive policies, procedures and staff to assure compliance with the PCI Security Standard, Payment Network and customer requirements. Roman DBDR Board believes this level of capacity, security and compliance will allow CompoSecure to win competitive situations in its new business opportunities in Digital Assets and Cryptocurrencies from companies that value a proven trusted partner to major financial institutions as their device supplier.

•
Terms of the Business Combination Agreement.   The Roman DBDR Board reviewed and considered the terms of the Merger Agreement and the other related agreements, including the parties’ conditions to their respective obligations to complete the transactions contemplated therein and their ability to terminate the Merger Agreement. See “— The Merger Agreement” and “— Related Agreements” for detailed discussions of the terms and conditions of these agreements.

•
Results of Due Diligence.   The Roman DBDR Board considered the scope of the due diligence investigation conducted by Roman DBDR and its outside advisors and evaluated the results thereof and information available to it related to CompoSecure, including:

•
diligence regarding CompoSecure’s potential business opportunities in the Payments Industry;

•
commercial diligence findings regarding the Cryptocurrency and Digital Asset markets and CompoSecure’s potential business opportunities in those markets;

•
extensive meetings and calls with CompoSecure’s management team regarding its business, operations, projections and the proposed Business Combination;

•
Goodwin’s findings relating to CompoSecure’s material intellectual property; and

•
review of materials related to CompoSecure made available, including with respect to financial statements, material contracts, key metrics and performance indicators, benefit plans, intellectual property matters, labor matters, information technology, privacy, litigation information, environmental matters, export control matters, regulatory matters and other legal and business diligence matters.

•
Financial forecasts.   The Roman DBDR Board considered the non-public, internal financial forecasts regarding CompoSecure’s anticipated future operations for fiscal years 2021 through 2025 that were prepared by CompoSecure’s management and provided to Roman DBDR in connection with the Roman DBDR Board’s evaluation of the Business Combination (see the section titled “Proposal No. 1: The Business Combination  —  Certain Projected Financial Information.”), and the relative valuation for the total consideration to be paid by Roman DBDR to CompoSecure equityholders in the Business Combination compared to the valuations of similar and comparable FinTech and high-tech industrial manufacturing companies traded in the public markets at such time.
The Roman DBDR Board also identified and considered the following factors and risks weighing negatively against pursuing the Business Combination, although not weighted or in any order of significance:
•
Regulatory risks.   While CompoSecure has experience in complying with industry and customer requirements, handling of data is subject to a variety of laws and regulations, and ongoing and future regulatory actions may impact the ability of CompoSecure to develop and offer products involving the use of Cryptocurrencies and other Digital Assets, including the Arculus Cold Storage Wallet, or may impose additional costs, which may be material, on CompoSecure in connection with such products, and such impact may be material and adverse.

•
Exclusivity.   The fact that the Merger Agreement includes an exclusivity provision that prohibits Roman DBDR from soliciting other business combination proposals, which restricts Roman DBDR’s ability, so long as the Merger Agreement is in effect, to consider other potential business combinations.

•
New Product Risks.   The risks that CompoSecure will be launching new products for its Arculus Platform, and that CompoSecure is still developing Arculus Platform technologies.

•
Benefits Not Achieved.   The risk that the potential benefits of the Business Combination may not be fully achieved, or may not be achieved within the expected timeframe.

•
Liquidation of Roman DBDR.   The risks and costs to Roman DBDR if the Business Combination is not completed, including the risk of diverting management focus and resources to other businesses combination opportunities, which could result in Roman DBDR being unable to effect a business combination by May 10, 2022 and force Roman DBDR to liquidate.

•
Shareholder Vote.   The risk that Roman DBDR’s shareholders may fail to provide the respective votes necessary to effect the Business Combination.

•
Limitations of Review.   The Roman DBDR Board considered that they were not obtaining an opinion from any independent investment banking or valuation firm that the consideration to be received by CompoSecure is fair to Roman DBDR or its shareholders from a financial point of view. While Roman DBDR’s management performed an extensive due diligence review of CompoSecure, there may have been relevant CompoSecure information not considered by Roman DBDR’s management. Accordingly, the Roman DBDR Board considered that Roman DBDR may not have properly valued CompoSecure.

•
Closing Conditions.   The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within Roman DBDR’s control.

•
Litigation.   The Roman DBDR Board considered the possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could enjoin consummation of the Business Combination.

•
Fees and expenses.   The Roman DBDR Board considered the fees and expenses associated with completing the Business Combination.

•
Competition.   The Roman DBDR Board considered the increased level of competition that CompoSecure will face in the Cryptocurrency and Digital Assets market for its Arculus Platform products, including its three-factor authentication security solution.

•
Digital Payments. The Roman DBDR Board considered the adoption rate of digital payments including services such as Apple Pay and Samsung Pay that reduce or eliminate the need for a physical card.

•
Scaling Risks.   The Roman DBDR Board considered the size of CompoSecure’s non-manufacturing staff and recognized that CompoSecure will need to make a substantial number of new hires and/or enter into partnering relationships to capitalize on the opportunities for its Arculus Platform in the Cryptocurrency and Digital Asset markets. CompoSecure may be unable to hire or to do so in a timely manner as the competition for individuals and firms with expertise in the areas required are in high demand.

•
Other risks.   Various other risks associated with the Business Combination, the business of Roman DBDR and the business of CompoSecure described in the section titled “Risk Factors.”

For a discussion of the material factors that the Roman DBDR Board considered in determining to recommend the approval of the Merger Agreement, please see the section of this proxy statement titled “Proposal No. 1: The Business Combination Proposal — Roman DBDR Board of Directors’ Reasons for the Business Combination; Recommendation of the Roman DBDR Board.”
Certain Projected Financial Information
A description of the non-public, internal financial forecasts regarding CompoSecure’s anticipated future operations for fiscal years 2021 through 2025, which incorporated the financial forecasts prepared by CompoSecure management, that CompoSecure’s management provided to Roman DBDR in connection with the Roman DBDR Board’s evaluation of the Business Combination is included in this proxy statement under “Proposal No. 1: The Business Combination — Certain Projected Financial Information.”
Impact of the Business Combination on Roman DBDR’s Public Float
It is anticipated that, upon the Closing of the Business Combination, and assuming no redemptions, Roman DBDR’s public stockholders (other than the PIPE Investors in the Common PIPE Investment) will retain an ownership interest of approximately 28% in the Combined Entity, the PIPE Investors in the Common PIPE Investment will own approximately 5.4% of the Combined Entity (such that public stockholders, including PIPE Investors in the Common PIPE Investment, will own approximately 33.4% of the Combined Entity), the Sponsor will retain an ownership interest of approximately 7.1% in the Combined Entity and the CompoSecure Holders will own approximately 59.5% of the outstanding Common Stock of the Combined Entity.
The ownership percentage with respect to the Combined Entity following the Business Combination does not take into account (i) the redemption of any shares by Roman DBDR’s public stockholders; (ii) the exercise of any Public Warrants or Private Placement Warrants outstanding immediately following Closing have been exercised; or (iii) any forfeiture and surrender to Roman DBDR of Sponsor Shares pursuant to the Expense Cap and Waiver Agreement to the extent that Roman DBDR’s transaction expenses exceed $35 million, but does take into account the assumed cashless net exercise of options to purchase Roman DBDR Common Stock which will be held by interest holders of CompoSecure immediately following the Closing. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by the Roman DBDR’s existing stockholders in the Combined Entity will be different.
The following tables illustrate varying ownership levels in Roman DBDR assuming the factors mentioned above:
	No Redemption		Maximum Redemption(1)
Stockholder Group	Shares	%	Shares	%
Former CompoSecure equity holders	49,195,000(1)	59.5%	63,919,627(1)	77.3%
Common PIPE Investment shares	4,500,000	5.4%	4,500,000	5.4%
Roman DBDR Public Shares	23,156,000	28.0%	8,431,373	10.2%
Roman DBDR Sponsor Shares	5,789,000	7.1%	5,789,000	7.1%
	82,640,000	100%	82,640,000	100%

(1)
This number does not include 7,500,000 earnout shares which may be issued to CompoSecure equity holders upon the achievement of certain stock price thresholds as described in the Merger Agreement.

The Nasdaq Stock Issuance Proposal
As the consideration for the Business Combination, Roman DBDR is obligated to issue up to 49,195,000 (assuming no redemption) or 63,919,627 (assuming maximum redemption) shares of Class B Common Stock to the CompoSecure Holders, as described in more detail under the heading titled “Proposal No. 1: The Business Combination Proposal — The Merger Agreement — Merger Consideration”, subject to certain conditions, including that all conditions precedent to the Closing will have been satisfied or waived (other than those conditions that are to be satisfied at Closing). In addition, assuming the Business Combination Proposal is approved, Roman DBDR’s stockholders are also being asked to approve (a) the issuance and sale of 4,500,000 shares of Class A Common Stock to the PIPE Investors in connection with the Common Subscription Agreements in the Common PIPE Investment as further described under “Proposal No. 1: The Business Combination Proposal — PIPE Investment”, (b) shares of Class A Common Stock at a conversion price of $11.50 per share upon conversion of the Exchangeable Notes, pursuant to the Note Subscription Agreements under the Note PIPE Investment, as further described under “Proposal No. 1: The Business Combination Proposal — PIPE Investment”, (c) the issuance of up to 7,500,000 shares of Common Stock as Earnout Consideration to the CompoSecure equityholders, if earned, as described in more detail under the heading titled “The Business Combination Proposal — Merger Consideration”, and (d) the reservation of up to 9,182,223 shares of Class A Common Stock to be authorized for issuance under the 2021 Equity Incentive Plan (as described in more detail in Proposal No. 6: The Equity Incentive Plan Proposal). Shareholder approval of these items is being requested for purposes of complying with the applicable provisions of the Nasdaq Stock Exchange Listing Rules (each, a “Nasdaq Listing Rule”) 5635(a), (b) and (d), to the extent such issuance would require a stockholder vote under Nasdaq Listing Rule 5635(a), (b), or (d).
The Governing Documents Proposal
Roman DBDR stockholders will be asked to approve and adopt, subject to and conditional on (but with immediate effect therefrom) approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Equity Incentive Plan Proposal, the ESPP Proposal and the Closing, an amendment and restatement of the Current Charter, as set out in the Proposed Charter appended to this proxy statement as Annex B and an amendment and restatement of the Current Bylaws, as set out in the Proposed Bylaws appended to this proxy statement as Annex C. For additional information, see the section titled “Proposal No. 3 — The Governing Documents Proposal.”
The Advisory Charter Proposals
Roman DBDR stockholders will be asked to approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the SEC as seven separate sub-proposals (the “Advisory Charter Proposals”):
(a)
Advisory Charter Proposal A — to increase the authorized shares of Class A Common Stock to 250,000,000 shares;

(b)
Advisory Charter Proposal B — to increase the authorized shares of “blank check” preferred stock that the Combined Entity’s board of directors could issue to raise capital and/or to discourage a takeover attempt to 10,000,000 shares;

(c)
Advisory Charter Proposal C — to provide that amendments to provisions of the Proposed Charter will require the approval of at least a majority of the Combined Entity’s then-outstanding shares of capital stock entitled to vote on such amendment;

(d)
Advisory Charter Proposal D — to provide holders of any then outstanding Preferred Stock the right, voting separately by class or series, to elect one or more directors if specified in the certificate of designations setting forth the rights and preferences of such class of Preferred Stock;

(e)
Advisory Charter Proposal E — to limit action required or permitted to be taken by the stockholders of the Combined Entity only to annual meetings or special meetings by eliminating the right for actions to be taken by written consent;

(f)
Advisory Charter Proposal F — (i) to change the corporate name from “Roman DBDR Tech Acquisition Corp.” to “CompoSecure, Inc.”, (ii) to make the Combined Entity’s corporate existence perpetual as opposed to Roman DBDR’s corporate existence, which is presently required to be dissolved and liquidated 24 months following the closing of its initial public offering and to remove from the Proposed Charter the various provisions applicable only to specified purpose acquisition corporations contained in the Current Charter, (iii) to remove Delaware as the exclusive forum for certain stockholder litigation and the United States Federal District Courts as the exclusive forum for litigation arising out of the Securities Act, (iv) to opt-out of certain provisions of Section 203 of DGCL, and (v) to eliminate certain provisions specific to Roman DBDR’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination; and

(g)
Advisory Charter Proposal G — to provide that any amendment by stockholders to the Amended By-laws will require the approval of at least a majority of the Combined Entity’s then-outstanding shares of capital stock entitled to vote such amendment.

For additional information, see section titled “Proposal No. 4 — The Advisory Charter Proposals.”
The Director Election Proposal
Upon consummation of the Business Combination, the Roman DBDR Board anticipates increasing its size from six directors to up to seven directors, with each Class I director having a term that expires at the Combined Entity’s annual meeting of stockholders in 2022, each Class II director having a term that expires at the Combined Entity’s annual meeting of stockholders in 2023 and each Class III director having a term that expires at the Combined Entity’s annual meeting of stockholders in 2024. Assuming the Business Combination Proposal is approved, Roman DBDR’s stockholders are also being asked to elect seven directors to serve staggered terms on the Combined Entity’s board of directors until the 2022, 2023 and 2024 annual meeting of stockholders, respectively, and until their respective successors are duly elected and qualified. Please see the sections titled “Proposal No. 5 — The Director Election Proposal” and “Management of the Combined Entity Following the Business Combination” for additional information.
The Equity Incentive Plan Proposal
Roman DBDR is proposing that its stockholders approve and adopt the Equity Incentive Plan of the Combined Entity, which will become effective as of the date immediately preceding the date of the Closing and will have the following principal features:
•
Types of Awards:   The Equity Incentive Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, restricted stock units, or collectively, stock awards, all of which may be granted to employees, including officers, non-employee directors and consultants of the Combined Entity and its affiliates. Incentive stock options may be granted only to employees. All other awards may be granted to employees, including officers, and to non-employee directors and consultants.

•
Shares Available for Awards:   Initially, the aggregate number of shares of Class A Common Stock that may be issued pursuant to stock awards under the Equity Incentive Plan after the Equity Incentive Plan becomes effective will not exceed 9,182,223 shares. Additionally, the number of shares of Class A Common Stock reserved for issuance under the Equity Incentive Plan will automatically increase on January 1 of each year, beginning on January 1, 2022 by 4% of the total number of shares of Common Stock outstanding as of the last day of the immediately preceding calendar year, or a lesser number of shares determined by the administrator of the Equity Incentive Plan.

•
Non-Employee Director Compensation:   The value of all awards awarded under the Equity Incentive Plan and all other cash compensation paid by the Combined Entity to any non-employee director in any calendar year for services as a non-employee director will not exceed $350,000; provided, that, with respect to the year in which a non-employee director is first appointed or elected to the Board, the maximum value of all awards awarded under the Equity Incentive Plan and all other cash compensation paid by the Combined Entity to such non-employee director shall not exceed $750,000.

A summary of the Equity Incentive Plan is set forth in the “Proposal No. 6: The Equity Incentive Plan Proposal” section of this proxy statement and a complete copy of the Equity Incentive Plan is attached hereto as Annex D.
The Employee Stock Purchase Plan Proposal
Roman DBDR is proposing that its stockholders approve and adopt the ESPP of the Combined Entity, which will become effective on the day prior to the Closing. The ESPP is designed to allow eligible employees of the Combined Entity to purchase shares of Class A Common Stock at a discount using accumulated payroll deductions at a rate set by such employees who elect to participate in the ESPP; provided, that, the ESPP will have two components: (1) the first, intended to comply with Section 423 of the Code; and (2) the second, which is not intended to comply with Section 423 of the Code. The purpose of the ESPP is to assist such employees in acquiring a stock ownership interest in the Combined Entity, to help such employees provide for their future security and to encourage such employees to remain in the employment of the Combined Entity.
Initially, the aggregate number of shares of Class A Common Stock reserved for sale pursuant to the ESPP after the ESPP becomes effective will not exceed 1,686,531 shares. The number of shares of Class A Common Stock reserved for sale under the ESPP will automatically increase on the first trading day in January each calendar year during the term of the ESPP, beginning with the 2022 calendar year, by 1% of the total number of shares of Class A Common Stock and Class B Common Stock outstanding on the last trading day in the immediately preceding calendar month, but in no event shall any such annual increase exceed 1,686,531 shares or a lesser number of shares determined by the administrator of the ESPP.
A summary of the ESPP is set forth in the “Proposal No. 7: The ESPP Proposal” section of this proxy statement and a complete copy of the ESPP is attached hereto as Annex E.
The Adjournment Proposal
If, based on the tabulated vote, there are not sufficient votes at the time of the Special Meeting to authorize Roman DBDR to consummate the Business Combination (because any of the Condition Precedent Proposals have not been approved (including as a result of the failure of any other cross-conditioned Condition Precedent Proposals to be approved)), the Roman DBDR Board may submit a proposal to adjourn or postpone the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies. For additional information, see section titled “Proposal No. 8 — The Adjournment Proposal”.
Date, Time and Place of Special Meeting
The Special Meeting will be held on December 23, 2021, at 10:00 a.m., Eastern time, conducted via live webcast at the following address: https://www.cstproxy.com/romandbdr/sm2021. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. Roman DBDR recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.
Record Date; Who Is Entitled to Vote
Only holders of record of issued and outstanding Roman DBDR Common Stock as of the close of business on November 1, 2021, the Record Date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting. You may cast one vote for each share of Roman DBDR Common Stock that you owned as of the close of business on the Record Date.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:
•
You may send another proxy card with a later date;

•
If you are a record holder, you may notify our Corporate Secretary in writing before the Special Meeting that you have revoked your proxy; or

•
You may attend the Special Meeting, revoke your proxy, and vote online, as indicated above.

Who Can Answer Your Questions About Voting Your Shares
If you have any questions about how to vote or direct a vote in respect of your Roman DBDR Common Stock, you may call Morrow Sodali, our proxy solicitor, at (800) 662-5200 for individuals and (203) 658-9400 for banks and brokers.
Quorum and Required Vote for Proposals for the Special Meeting
A quorum of Roman DBDR stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting of stockholders if a majority of the Roman DBDR Common Stock outstanding and entitled to vote at the Special Meeting is represented live or by proxy at the Special Meeting. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum. Our warrants do not have voting rights.
The approval of the Governing Documents Proposal requires the affirmative vote of (i) a majority of the issued and outstanding Roman DBDR Class A Common Stock voting together as a single class as of the Record Date and (ii) a majority of the issued and outstanding shares of Class B Common Stock voting together as a single class as of the Record Date. Accordingly, a Roman DBDR stockholder’s failure to vote by proxy or to vote at the Special Meeting or an abstention will have the same effect as a vote “AGAINST” the Governing Documents Proposal.
Approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Advisory Charter Proposals, the Equity Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal each require the affirmative vote of the holders of a majority of the shares of Roman DBDR Common Stock cast by the stockholders represented in person, online or by proxy and entitled to vote thereon at the Special Meeting, voting together a single class. A Roman DBDR stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Roman DBDR Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of the vote on the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Advisory Charter Proposals, the Equity Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal.
The approval of the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of Roman DBDR Common Stock cast by the stockholders represented virtually or by proxy and entitled to vote thereon at the Special Meeting, voting together as a single class.
Approval of the Nasdaq Stock Issuance Proposal, the Governing Documents Proposal, the Director Election Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal are conditioned on the approval of the Business Combination Proposal and the Business Combination Proposal is conditioned on the approval of the Nasdaq Stock Issuance Proposal, the Governing Documents Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal. Unless the Business Combination Proposal is approved, the Nasdaq Stock Issuance Proposal, the Director Election Proposal, the Governing Documents Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal will not be presented to the stockholders of Roman DBDR at the Special Meeting. The Adjournment Proposal is not conditioned on any other Proposal and does not require the approval of any other Proposal to be effective. It is important for you to note that in the event the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Director Election Proposal, the Governing Documents Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal do not receive the requisite vote for approval, then Roman DBDR will not consummate the Business Combination. If Roman DBDR does not consummate the Business Combination and fails to complete an initial business combination by May 10, 2022, it will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such account to its public stockholders.

Recommendation to Roman DBDR Stockholders
The Roman DBDR Board believes that the Proposals to be presented at the Special Meeting are in the best interests of Roman DBDR and its stockholders and unanimously recommends that Roman DBDR stockholders vote “FOR” the Proposals.
When you consider the recommendation of the Board in favor of approval of these Proposals, you should keep in mind that Roman DBDR directors and officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interests as a stockholder. These interests include, among other things:
•
Unless Roman DBDR consummates an initial business combination by May 10, 2022, Roman DBDR will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay Roman DBDR’s taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Roman DBDR’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to Roman DBDR’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

•
There will be no liquidating distributions from the Trust Account with respect to the Sponsor Shares if Roman DBDR fails to complete a business combination within the required period. Roman DBDR’s initial stockholders purchased the Sponsor Shares prior to the Roman DBDR IPO for an aggregate purchase price of $25,000.

•
Simultaneously with the closing of the Roman DBDR IPO, Roman DBDR consummated the sale of 10,837,400 Private Placement Warrants (including 462,400 Private Placement Warrants sold in connection with the underwriters’ partial exercise of their over-allotment option) at a price of $1.00 per warrant (for an aggregate purchase price of $10,837,400) in a private placement to the Sponsor, Roman DBDR Tech Sponsor LLC. If Roman DBDR does not consummate a business combination transaction by May 10, 2022, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the shares held by Roman DBDR’s initial stockholders will be worthless.

•
The Sponsor and Roman DBDR’s officers and directors will lose their entire investment in Roman DBDR if Roman DBDR does not complete a business combination by May 10, 2022. Certain of them may continue to serve as officers and/or directors of Roman DBDR after the Closing. As such, in the future they may receive any cash fees, stock options or stock awards that the Board determines to pay to its directors and/or officers.

•
Roman DBDR’s initial stockholders and officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Sponsor Shares if Roman DBDR fails to complete a business combination by May 10, 2022.

•
In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to Roman DBDR if and to the extent any claims by a third party for services rendered or products sold to Roman DBDR, or a prospective target business with which Roman DBDR has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party or prospective target business who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under Roman DBDR’s indemnity of the underwriters of Roman DBDR’s initial public offering against certain liabilities, including liabilities under the Securities Act.

•
In order to fund working capital deficiencies or finance transaction costs in connection with the Business Combination, the Sponsor or an affiliate of the Sponsor or certain of our directors and officers may, but are not obligated to, loan us funds as may be required. Following the Closing, the Sponsor or an affiliate of the Sponsor or certain of our directors and officers would be entitled to the repayment of any working capital loans and advances that have been made to Roman DBDR and remain outstanding, and up to $1,500,000 of such working capital loans or advances may be convertible into warrants identical to the Private Placement Warrants at a price of $1.00 per warrant at the option of the Sponsor or an affiliate of the Sponsor or certain of our directors and officers. As of the date of this proxy statement, no working capital loans or advances have been made to us. If Roman DBDR does not complete an initial business combination within the required period, Roman DBDR may use a portion of its working capital held outside the Trust Account to repay the working capital loans, but no proceeds held in the Trust Account would be used to repay the working capital loans or advances.
•
Following the consummation of the Business Combination, Roman DBDR will continue to indemnify Roman DBDR’s existing directors and officers and will maintain a directors’ and officers’ liability insurance policy.

•
Upon the Closing, subject to the terms and conditions of the Merger Agreement, the Sponsor, Roman DBDR’s officers and directors and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an initial business combination, and repayment of any other loans, if any, and on such terms as to be determined by Roman DBDR from time to time, made by the Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination.

Stock Exchange Listing
Roman DBDR’s Units, Public Shares and Public Warrants are currently listed on Nasdaq under the symbols “DBDRU,” “DBDR” and “DBDRW,” respectively. Roman DBDR intends to apply to list the Roman DBDR Common Stock and Public Warrants of the Combined Entity on Nasdaq under the symbols “CMPO” and “CMPOW”, respectively, upon the Closing. The Combined Entity will not have Units listed for trading following the Closing.
Sources and Uses for Funding the Business Combination
The following tables summarizes the sources and uses for funding the Business Combination based on (i) the assumption that there will be no redemptions and (ii) the assumption that there will be maximum redemptions. See section titled “Unaudited Pro Forma Condensed Combined Financial Information” for further information.
(i) No redemptions
Sources of Funds		Uses
(in millions)
Cash available in Trust Account(1)	$236	Cash Merger Consideration	$361
Common PIPE Investment proceeds	$45	CompoSecure Reimbursable Transaction Expenses	$15
Note PIPE Investment proceeds	$130	Roman DBDR Estimated Transaction Expenses(2)	$35
Net Debt under CompoSecure Rollover Credit Agreement	$250	Net Debt under CompoSecure Rollover Credit Agreement	$250
CompoSecure Rollover Equity	$492	CompoSecure Rollover Equity	$492
Sponsor Shares	$58	Sponsor Shares	$58
Total Sources(3)	$1,211	Total Uses(3)(4)	$1,211

(1)
Cash available in Trust Account as of September 30, 2021 (a) assumes no shares of Class A Common Stock are redeemed in connection with the Business Combination and (b) excludes estimated interest earned by the Closing Date.

(2)
The level of redemption also impacts the effective underwriting fee incurred in connection with the

Roman DBDR IPO. In a no redemption scenario, based on the approximately $236.3 million in the Trust Account as of September 30, 2021, Roman DBDR's $8,104,600 in deferred underwriting fees represents an effective deferred underwriting fee of approximately 3.4% as a percentage of cash in the Trust Account. In a maximum redemption scenario, the effective deferred underwriting fee would be approximately 9.5% as a percentage of the cash in the Trust Account.
(3)
Totals may differ due to rounding.

(4)
Includes $150,000 Member Representative Holdback Amount.

(ii) Maximum redemptions
Sources of Funds		Uses
(in millions)
Cash available in Trust Account(1)	$85	Cash Merger Consideration	$210
Common PIPE Investment proceeds	$45	CompoSecure Reimbursable Transaction Expenses(2)	$15
Note PIPE Investment proceeds	$130	Roman DBDR Estimated Transaction Expenses	$35
Net Debt under CompoSecure Rollover Credit Agreement	$250	Net Debt under CompoSecure Rollover Credit Agreement	$250
CompoSecure Rollover Equity	$643	CompoSecure Rollover Equity	$643
Sponsor Shares	$58	Sponsor Shares	$58
Total Sources(3)	$1,211	Total Uses(4)(5)	$1,211

(1)
Cash available in Trust Account as of September 30, 2021 (a) assumes the maximum number of shares of Class A Common Stock are redeemed in connection with the Business Combination and (b) excludes estimated interest earned by the Closing Date.

(2)
The level of redemption also impacts the effective underwriting fee incurred in connection with the Roman DBDR IPO. In a no redemption scenario, based on the approximately $236.3 million in the Trust Account as of September 30, 2021, Roman DBDR’s $8,104,600 in deferred underwriting fees represents an effective deferred underwriting fee of approximately 3.4% as a percentage of cash in the Trust Account. In a maximum redemption scenario, the effective deferred underwriting fee would be approximately 9.5% as a percentage of the cash in the Trust Account.

(3)
Assumes a nominal share price of $10.00.

(4)
Totals may differ due to rounding.

(5)
Includes $150,000 Member Representative Holdback Amount.

Comparison of Stockholder Rights
Following the Closing, the rights of the Combined Entity’s Stockholders will be governed by the Proposed Charter and the Amended By-laws. See the section titled “Proposal No. 3: The Governing Documents Proposal.”
Appraisal Rights
Appraisal rights are not available to holders of shares of Roman DBDR Common Stock in connection with the proposed Business Combination.
Proxy Solicitation
We are soliciting proxies on behalf of the Roman DBDR Board. This solicitation is being made by mail but also may be made by telephone or in person. Roman DBDR has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Special Meeting. Any solicitation made and information provided in such a solicitation will be consistent with the written proxy statement and proxy card.

Roman DBDR will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Roman DBDR will pay Morrow Sodali a fee of $32,500, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as our proxy solicitor.
If you send in your completed proxy card, you may still vote your shares online during the Special Meeting if you revoke your proxy before it is exercised at the Special Meeting.
Emerging Growth Company
Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a registration statement under the Securities Act declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with those of another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
We will remain an emerging growth company until the earlier of: (1) the last day of the fiscal year (a) following the fifth anniversary of the consummation of our initial public offering, (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common equity that is held by non-affiliates exceeds $700 million as of the end of the prior fiscal year’s second fiscal quarter; and (2) the date on which we have issued more than $1.00 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” have the meaning associated with it in the JOBS Act.
Smaller Reporting Company
Additionally, we are a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, providing only two years of audited financial statements. We will remain a smaller reporting company as long as either (i) the market value of the Combined Entity’s Common Stock held by non-affiliates is less than $250 million as of the prior June 30, or (ii) the Combined Entity has less than $100 million in annual revenues and the market value of the Combined Entity’s Common Stock held by non-affiliates is less than $700 million as of the prior June 30.
U.S. Federal Income Tax Considerations of the Exercise of Redemption Rights
For a discussion summarizing the U.S. federal income tax considerations of the exercise of redemption rights, please see the section titled “Proposal No. 1 — The Business Combination Proposal — The Merger Agreement — Certain Material U.S. Federal Income Tax Considerations of the Redemption.”
Summary of Risk Factors
Below is a summary of the principal factors that stockholders should considered when deciding whether to vote or instruct their vote to be cast to approve the Proposals described in this proxy statement. This summary does not address all of the risks that CompoSecure faces. Additional discussion of the risks summarized in this risk factor summary, and other risks that CompoSecure faces, can be found below under the heading “Risk Factors” and should be carefully considered, together with other information in this proxy statement.

Risks Related to CompoSecure’s Business
•
The COVID-19 pandemic and the measures implemented to contain the spread of the virus have had a negative impact on CompoSecure’s business and result of operations and, if continued, could be amplified and have a material adverse effect on its business, financial condition and results of operations.

•
CompoSecure may not be able to sustain its revenue growth rate in the future.

•
Failure to retain existing customers or identify and attract new customers could adversely affect CompoSecure’s business, financial condition and results of operations.

•
Data and security breaches could compromise CompoSecure’s systems and confidential information, cause reputational and financial damage, and increase risks of litigation, which could adversely affect its business, financial condition and results of operations.

•
System outages, data loss or other interruptions affecting CompoSecure’s operations could adversely affect its business and reputation.

•
Disruptions at CompoSecure’s primary production facility may adversely affect its business, results of operations and/or financial condition.

•
CompoSecure may not be able to recruit, retain and develop qualified personnel, including for areas of newer specialized technology which could adversely affect its ability to grow its business.

•
CompoSecure’s future growth may depend upon its ability to develop, introduce and commercialize new products, which can be a lengthy and complex process. If CompoSecure is unable to introduce new products and services in a timely manner, its business could be materially adversely affected.

•
A disruption in CompoSecure’s operations or supply chain could adversely affect its business and financial results.

•
CompoSecure has limited experience in the Cryptocurrency industry and may not succeed in commercializing the Arculus Platform.

•
Digital Asset Wallet storage systems, such as the Arculus Cold Storage Wallet, are subject to potential illegal misuse, risks related to a loss of funds due to theft of Digital Assets, security and cybersecurity risks, system failures and other operational issues, which could cause damage to CompoSecure’s reputation and brand.

•
Regulatory changes or actions may restrict the use of the Arculus Wallet or Digital Assets in a manner that adversely affects CompoSecure’s business, prospects or operations.

•
CompoSecure relies on third-party partners to provide certain features of the Arculus Wallet, and any interruptions in services provided by these third parties may impair our ability to support our customers.

•
Production quality and manufacturing process disruptions could adversely affect CompoSecure’s business.

•
CompoSecure is dependent on certain distribution partners for distribution of its products and services. A loss of distribution partners could adversely affect CompoSecure’s business.

•
CompoSecure faces competition that may result in a loss of its market share and/or a decline in profitability.

Risks Related to Our Indebtedness
•
CompoSecure has, and following completion of the Business Combination the Combined Entity will have, a substantial amount of indebtedness, which may limit our operating flexibility and could adversely affect our business, financial condition and results of operations.

•
Upon the occurrence of an event of default relating to the CompoSecure credit facility, the lenders could elect to accelerate payments due and terminate all commitments to extend further credit.

•
The debt outstanding under CompoSecure’s existing credit facility has a variable rate of interest that is based on the London Interbank Offered Rate (“LIBOR”) which may have consequences for CompoSecure that cannot be reasonably predicted and may increase CompoSecure’s cost of borrowing in the future.

Risks Related to Roman DBDR and the Business Combination
•
Following the consummation of the Business Combination, our only significant asset will be our partial ownership of CompoSecure’s business. If CompoSecure’s business is not profitably operated, we may be unable to pay us dividends or make distributions to enable us to pay any dividends on our common stock or satisfy our other financial obligations.

•
Provisions in our charter and Delaware law may inhibit a takeover of us, which could limit the price investors might be willing to pay in the future for our common stock and could entrench management.

•
Nasdaq may not list our securities on its exchange, and if they are listed, we may be unable to satisfy listing requirements in the future, which could limit investors’ ability to effect transactions in our securities and subject us to additional trading restrictions.

•
As an “emerging growth company,” we cannot be certain if the reduced disclosure requirements applicable to “emerging growth companies” will make our common stock less attractive to investors.

•
If the Combined Entity’s performance following the Business Combination does not meet market expectations, the price of our securities may decline.

•
Even if we consummate the Business Combination, the public warrants may never be in the money, and they may expire worthless.

•
We may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.

•
Our stockholders will experience immediate dilution due to the issuance of common stock to the members of CompoSecure as consideration in the Business Combination and the PIPE Investment. Having a minority share position likely reduces the influence that our current stockholders have on the management of the Combined Entity.

•
Our directors and officers have discretion in agreeing to changes or waivers to the terms of the Merger Agreement and related transactions, which may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our public stockholders’ best interest.

•
The announcement of the proposed Business Combination could disrupt CompoSecure’s relationships with its members, bank partners, lenders, business partners, enterprise customers, and others, as well as its operating results and business generally.

Risks Related to the Redemption
•
Stockholders of Roman DBDR who wish to redeem their shares for a pro rata portion of the Trust Account must comply with specific requirements for redemption, which may make it difficult for them to exercise their redemption rights prior to the deadline. If stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of Class A Common Stock for a pro rata portion of the funds held in the Trust Account.

•
If a public stockholder fails to receive notice of Roman DBDR’s offer to redeem its Public Shares in connection with the Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed.

•
Roman DBDR does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for Roman DBDR to complete a business combination with which a substantial majority of its stockholders do not agree.

•
If you or a “group” of stockholders of which you are a part are deemed to hold an aggregate of more than 15% of the shares of Class A Common Stock issued in the Roman DBDR IPO, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 15% of the shares of Class A Common Stock issued in the Roman DBDR IPO.

•
There is no guarantee that a stockholder’s decision whether to redeem its shares for a pro rata portion of the Trust Account will put the stockholder in a better future economic position.

SUMMARY CONSOLIDATED FINANCIAL AND OTHER DATA OF COMPOSECURE
The following tables summarize CompoSecure’s consolidated financial and other data. The summary consolidated statements of operations data for the years ended December 31, 2020 and 2019 and the consolidated balance sheet data as of December 31, 2020 and 2019 was derived from its audited consolidated financial statements included elsewhere in this proxy statement. The summary consolidated statements of operations data for the nine months ended September 30, 2021 and 2020 and the summary consolidated balance sheet data as of September 30, 2021 was derived from CompoSecure’s unaudited interim consolidated financial statements included elsewhere in this proxy statement. CompoSecure’s unaudited interim consolidated financial statements were prepared on a basis consistent with its audited consolidated financial statements and include, in management’s opinion, all adjustments, consisting only of normal recurring adjustments, that CompoSecure considers necessary for a fair presentation of the financial information set forth in those statements included elsewhere in this proxy statement. CompoSecure’s historical results are not necessarily indicative of the results that may be expected in any future period, and interim financial results are not necessarily indicative of the results that may be expected for the full year.
You should read this data together with CompoSecure’s consolidated financial statements and related notes included elsewhere in this proxy statement and the sections titled “Selected Consolidated Financial and Other Data of CompoSecure” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of CompoSecure.”
	Nine Months Ended September 30,		Year Ended December 31,
	2021	2020	2020	2019
	(in thousands)
Statement of Operations Data:
Revenues	$192,648	$206,873	$260,586	$243,290
Gross profit	105,574	106,882	132,627	127,863
Total operating expenses	33,348	28,273	48,669	40,937
Adjusted EBITDA	81,163	94,912	115,501	106,845
Net income	63,396	74,890	77,816	81,473
Statement of Cash Flows Data:
Net cash provided by operating activities	$48,046	$73,587	$87,062	$81,186
Net cash used in investing activities	(3,900)	(7,199)	(7,501)	(9,642)
Net cash used in financing activities	(45,333)	(75,607)	(92,867)	(57,840)
	As of September 30,	As of December 31,
	2021	2020	2019
	(in thousands)
Balance Sheet Data:
Total assets	$107,752	$81,358	$95,525
Total liabilities	258,118	273,911	151,074
Total members’ deficit	(150,366)	(192,553)	(55,549)
Working Capital	29,885	11,873	33,416
Use of Non-GAAP Financial Measures
This Proxy Statement includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Roman and CompoSecure believe EBITDA and Adjusted EBITDA are useful to investors in evaluating CompoSecure’s financial performance. CompoSecure uses these measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and to measure incentive compensation, as CompoSecure believes that these non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling CompoSecure to evaluate and plan more effectively for the future. In addition, CompoSecure’s debt agreements contain covenants that use a variation of these measures for purposes of determining debt covenant compliance. CompoSecure believes that investors should have access to the same set of tools that its management uses in analyzing operating results. EBITDA and Adjusted EBITDA should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing CompoSecure’s financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of CompoSecure’s liquidity, and may be different from similarly titled non-GAAP measures used by other companies. The following unaudited table presents the reconciliation of net income to EBITDA and Adjusted EBITDA for the periods indicated.
	Nine Months Ended September 30,		Year Ended December 31,
	2021	2020	2020	2019
	(in thousands)
Net income	$63,396	$74,890	$77,816	$81,473
Add:
Depreciation	7,813	7,332	9,916	8,606
Interest expense, net	8,830	3,719	6,142	5,454
EBITDA	$80,039	$85,942	$93,874	$95,533
Special management bonus expense	—	4,518	15,708	7,631
Equity compensation expense	1,124	1,473	1,848	1,681
Other(1)	—	2,979	4,071	2,000
Adjusted EBITDA	$81,163	$94,912	$115,501	$106,845

(1)
Primarily includes the non-recurring transaction expenses relating to the proposed Business Combination for the nine months ended September 30, 2020 and the year ended December 31, 2020 and non-recurring litigation costs for the year ended December 31, 2019.

PROJECTED FINANCIAL INFORMATION
In connection with Roman’s consideration of the potential Business Combination, CompoSecure provided Roman with projected financial information for the periods ending December 31, 2021 through 2025. The financial projections do not take into account any circumstances or events occurring after the date they were prepared (February 2021) including, any changes to CompoSecure’s operations or strategy that may be implemented after the time that the projections were prepared. The projected financial information was prepared in good faith by CompoSecure’s management, with assistance from its financial advisor, FT Partners, for internal use, capital budgeting and other management purposes, and are based on their reasonable best estimates and facts, circumstances and information available at the time following its detailed analysis of relevant publicly available market data and internal estimates. The projected financial information was also used by FT Partners in connection with the review of strategic opportunities on behalf of CompoSecure. The projected financial information is subjective in many respects and therefore susceptible to varying interpretations and the need for periodic revision based on actual experience and business developments, and were not intended for use by potential investors or existing equityholders of CompoSecure. While all projections are necessarily speculative, CompoSecure believes that a multi-year forecast is appropriate in order to best reflect the commercial launch and growth over time of the Arculus Ecosystem, and also believes that the projected financial information covering periods beyond 12 months from its date of preparation carries increasingly higher levels of uncertainty and should be read in that context. You are cautioned not to place undue reliance on the projected financial information in making a decision regarding the Business Combination, as the projected financial information may be materially different from actual results.
CompoSecure’s projected financial information was not prepared with a view towards public disclosure or compliance with the published guidelines of the SEC, were not prepared in accordance with U.S. GAAP or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. You are cautioned not to place undue reliance on the CompoSecure projected financial information in making a decision regarding the Business Combination, as the projections may differ materially from actual results.
The CompoSecure projected financial information reflects numerous assumptions, including economic, market and operational assumptions, all of which are difficult to predict and many of which are beyond CompoSecure’ control, such as the risks and uncertainties contained in the sections titled “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of CompoSecure” and “Cautionary Note Regarding Forward-Looking Statements” included elsewhere in this proxy statement. The financial projections for net revenue and the components thereof, and Adjusted EBITDA/Adjusted EBITDA Margin provided below are forward-looking statements that are based on certain assumptions, which are inherently subject to significant uncertainties and contingencies, many of which are beyond CompoSecure’s control. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the CompoSecure projected financial information. The inclusion of the CompoSecure projected financial information in this proxy statement should not be regarded as an indication that CompoSecure or its representatives currently consider the CompoSecure projected financial information to be a reliable prediction of actual future events, and undue reliance should not be placed on the CompoSecure projected financial information to make a decision regarding the proposals presented in this proxy statement. You are encouraged to review the financial statements of CompoSecure included in this proxy statement and not to place undue reliance on any single financial measure. The financial projections included in this Proxy Statement are included solely to give shareholders access to certain information that was made available to CompoSecure’s financial advisor and are not included for the purpose of influencing any shareholder to make any investment decision with respect to the proposals presented in this Proxy Statement.
The projected financial information reflects numerous assumptions, including assumptions with respect to general business, economic, market, regulatory and financial conditions, and various other factors, all of which are difficult to predict and many of which are beyond CompoSecure’s control, such as the risks and uncertainties contained in the section entitled “Risk Factors.” Furthermore, the projected financial information does not take into account any circumstances or events occurring after the date on which the projections were prepared, which was February 2021. The primary assumptions on which CompoSecure’s management based its projected financial information were:

•
consummation of the Business Combination in the second half of 2021;

•
anticipated market size and growth rate for CompoSecure’s Payment Hardware products and services, based on CompoSecure management’s review of published data and management estimates:

•
Edgar Dunn & Company, a global financial services and payments consulting firm, estimates there were approximately 13.7 billion Payment Cards in circulation worldwide in 2020, expected to grow to approximately 14.4 billion in 2021 and to approximately 18.6 billion by 2025;

•
CompoSecure expects to ship approximately 22 million Payment Cards in 2021, and expects that shipments will grow to 39 million by 2025;

•
Accordingly, CompoSecure estimates that it currently has a market share of Payments Cards in circulation of approximately 0.15%, estimated to grow to approximately 0.21% by 2025 (representing cards shipped in that year relative to total cards in circulation).

•
In addition, the International Card Manufacturers Association (ICMA), the leading global card industry association, reported that there were approximately 5.2 billion Payment Cards manufactured in 2020 and management estimates growth in cards manufactured to approximately 8.0 billion by 2025 (growth estimates based on the ratio of cards manufactured to total cards in circulation in the base year);

•
CompoSecure shipped approximately 20 million Payment Cards in 2020, for a market share of approximately 0.4%, growing to approximately 0.5% by 2025 (representing cards shipped in that year relative to total cards manufactured).

•
commercial launch of the initial Arculus KeyTM card and related Arculus WalletTM products, commenced in the third quarter of 2021;

•
anticipated market size and growth rate for CompoSecure’s emergent Arculus products and services, based on CompoSecure management’s review of published data and management estimates:

•
As illustrated above, Blockchain.com, a global Cryptocurrency exchange platform, reported that there were approximately 63.4 million total Cryptocurrency Wallet users in 2020 and management estimates that total users will grow to approximately 89 million in 2021 and to approximately 234 million by 2025 (based on management’s expectation for a modestly slowing growth rate over that time period);

•
As illustrated above, Mordor Intelligence, an independent market research firm, reported the total dollar volume of Cold Storage Wallets at approximately $202 million in 2020, and estimated that total dollar volume would grow to approximately $243 million in 2021 and approximately $661 million by 2025;

•
CompoSecure estimates that there will be approximately 8 million Cold Storage Wallets sold cumulative through 2021, expected to grow to approximately 36 million cumulative Cold Storage Wallets sold through 2025;

•
CompoSecure estimates that Cold Storage Wallet sales represent approximately 9% of the total Cryptocurrency Wallet users in 2021 (calculated as approximately 8 million Cold Storage Wallets out of approximately 89 million total Cryptocurrency Wallet users), estimated to grow to approximately 16% of the total Cryptocurrency Wallet users by 2025 (calculated as approximately 36 million Cold Storage Wallets out of approximately 234 million total Cryptocurrency Wallet users);

•
Management expects to sell approximately 100,000 Arculus KeyTM cards in 2021, and expects unit sales to grow to an aggregate of approximately 7 million Arculus KeyTM cards through 2025;

•
Accordingly, CompoSecure estimates that Arculus Cold Storage Wallet and Arculus Key™ card:

•
will have a market share of approximately 0.1% of total Cryptocurrency wallet users in 2021, estimated to grow to approximately 1.77% by 2025; and

•
will have a market share of approximately 1% of Cold Storage Wallet sold through 2021, estimated to grow to approximately 20% through 2025.

•
CompoSecure’s management believes that the current market for Cold Storage Wallets is fragmented and offers many different solutions, and that by leveraging the scale advantages of its metal Payment Card business, in combination with its belief that the Arculus KeyTM card and Arculus WalletTM is more secure and has a better user experience for the consumer, CompoSecure will be able to drive superior economics as compared to competitors in the market.

•
CompoSecure’s market acceptance and market share growth assumptions set forth above are based on its management’s assessment of the following key drivers:

•
To date, it is estimated that more than $2 billion in Cryptocurrencies have been stolen from user Wallets (primarily Hot Storage wallets) and Cryptocurrency exchanges. The Arculus Platform is envisioned to solve a chronic industry need for reliable, trusted and safe storage of digital Blockchain-based Digital Assets, including Cryptocurrencies.

•
As further described in the section “Summary of CompoSecure’s Business — Overview”, the Arculus Platform’s three-factor authentication system, including the physical Arculus KeyTM card, is designed to provide a superior level of security and eliminate much of the user experience friction historically associated with competing legacy Cold Storage Wallet products.

•
CompoSecure expects to be able to leverage its two decades of experience with large-scale, advanced manufacturing and deep technological expertise in its metal Payment Cards business to drive adoption and expansion of its Arculus Platform, which uses the same metal form factor as the Payment Cards business, in the Cold Storage Wallet market. Beginning with the introduction of the first metal card in 2003, CompoSecure has continued to grow its production and scale from approximately 5.8 million metal cards in 2015 to over 20 million metal cards in 2020 and has expanded the number of business clients served from approximately 30 in 2016 to 100 in 2020 (adding 44 new clients in 2020 alone), demonstrating widespread market acceptance and growth.

•
As indicated in the Financial Information by Segment table below, CompoSecure has committed to estimated start-up costs, primarily marketing spending, for the Arculus Platform of approximately $25 million in 2021 and approximately $50 million in 2022, which CompoSecure expects will generate significant consumer and business interest in its Arculus Platform products and services.

CompoSecure’s forecast reflects its management’s estimates of revenues expected to be derived from several different sources, as shown in the following table:
Projected Net Revenue Evolution
As reflected in the graphs presented above, CompoSecure’s projected net revenues from its Arculus business are expected to consist primarily of revenues derived from the Arculus KeyTM card and Arculus WalletTM products and services, including anticipated transaction fees.
In addition, CompoSecure’s projected financial information reflects its management’s assessment of the potential market opportunity, anticipated net revenues and related operating expenses from the ongoing development of the Arculus Ecosystem to include additional products and services targeted for the eGaming, warranty and insurance markets — which are each further described under the “Summary of CompoSecure’s Business — Growth Opportunities — Arculus” section of this proxy statement.
CompoSecure expects that revenues from its Arculus Ecosystem in calendar years 2023 through 2025 will primarily be derived from business-to-business (“B2B”) and business-to-consumer (“B2C”) sales of hardware products (Arculus KeyTM card) and related transaction and/or subscription fees, as further described under “Summary of CompoSecure’s Business — Growth Opportunities”. As reflected by the “Digital Assets, eGaming and Insurance” category of the chart above, substantially all of such revenue growth is expected to be derived from sales in the eGaming market (i.e. online gaming markets), with less than 2% of revenues in 2025 coming from Warranty and Insurance. Importantly, the type of Cryptocurrencies or other Digital Assets present or active in the market are not expected to have a material impact on the market adoption and expansion of Arculus’ products and services in this category, because the holders of those assets will, CompoSecure believes, need and seek safe, secure and easy-to-use storage technology to keep those assets safe from fraud, theft or other losses currently being experienced in the market.
CompoSecure’s expected growth in the eGaming market is based on the following primary assumptions:
•
The eGaming market is well established, with published data (Source: Bloomberg; Mordor; Newzoo) showing approximately 2.7 billion users in 2020 (expected to grow to approximately 3 billion by 2023 and management believes this growth will continue through 2025) and approximately $160 billion dollars spent in 2020 (expected to grow to over $257 billion by 2025).

•
CompoSecure expects to be able to leverage its two decades of experience with large-scale, advanced manufacturing and deep technological expertise in its metal Payment Cards business to drive adoption and expansion of its Arculus Platform, which uses the same form factor as the Payment Cards business, in the eGaming market. Beginning with the introduction of the first metal card in 2003, CompoSecure has continued to grow its production and scale from approximately 5.8 million metal cards in 2015 to over 20 million metal cards in 2020 and has expanded the number of business clients served from approximately 30 in 2016 to 100 in 2020 (adding 44 new clients in 2020 alone), demonstrating widespread market acceptance and growth.

•
CompoSecure has identified four primary demonstrated needs in the eGaming market, from both platform providers and users, for increased security, authentication and ease-of-use, which provide support for CompoSecure to enter this market and achieve meaningful revenues. These include:

•
The need for improved authentication for user registrations and logins to the gaming platform;

•
The need to reduce fraud and/or eliminate in-game “card not present” transactions, in which the gaming platform is charged a higher processing fee, in favor of in-game “card present” transactions, saving the platform significant money in processing fees;

•
The need for users to have a safe, secure and easy-to-use Cold Storage device for NFTs and other Digital Assets purchased within the gaming platform; and

•
The need for platform providers to enable users to pay for in-game transactions using Cryptocurrencies.

•
Substantially all of the technology for Arculus’ products and services presently expected by CompoSecure’s management to be applied to the eGaming market has already been developed.

In addition, CompoSecure’s management based its projected financial information on a detailed analysis of relevant information and other assumptions, including, among other things:
•
the market acceptance and penetration of CompoSecure’s products and services;

•
the expected average selling price of CompoSecure’s products and services;

•
proceeds from revenue share arrangements with current and anticipated future business partners;

•
continued access to key materials and components at the costs projected by CompoSecure;

•
competition within CompoSecure’s markets and the possible pricing pressures which could result from such competition; and

•
the operating expenses CompoSecure expects to incur in order to grow its business, comply with applicable regulatory obligations and compete effectively with other companies offering Payment Cards and Cryptocurrency and Digital Asset storage and security solutions, all of which could change over time.

CompoSecure’s forecasts include certain assumptions regarding the impact of current and anticipated regulatory compliance on the products and services expected to be offered through the Arculus Platform and CompoSecure’s Metal Payment Cards operations. In addition, CompoSecure’s forecasts account for the impact of regulatory uncertainty associated with the products and services expected to be offered through the Arculus Platform. As noted elsewhere in this proxy statement, the regulatory environment for Cryptocurrency, in general, and Cold Storage Wallets, in particular, is still developing and presents a high degree of uncertainty concerning future regulatory compliance obligations. Accordingly, the Mordor Intelligence market data from which CompoSecure has extrapolated anticipated future selling volumes of its Cold Storage Wallet products, includes assumptions reflecting restrained growth in the total dollar volume of Cold Storage Wallets resulting from uncertainty in the regulatory environment during the projected periods. Further, in light of the fact that future Arculus Ecosystem products and services targeted for the eGaming, insurance and warranty markets have not yet been commercialized, there is additional uncertainty concerning CompoSecure’s regulatory obligations. In addition, regulatory compliance typically increases operating costs for a business relating to additional personnel, professional fees and other costs to monitor regulatory changes and adopt and implement processes and procedures to assure compliance. Accordingly, CompoSecure’s earnings projections take into account increasing professional fees over the projection period, a component of which reflects increasing personnel and related costs associated with reviewing and assessing regulatory matters applicable to the Arculus Platform, as well as ongoing regulatory compliance costs. To the extent that these regulatory assumptions prove to be incorrect, actual results may differ significantly from the projections included in the CompoSecure forecasts. If significant or unexpected changes in the regulatory environment occur, our assumptions with respect to such regulatory uncertainty may prove to be inaccurate, which could cause our actual results to deviate from the projected financial results.
CompoSecure believes that the assumptions used to derive its projected financial information are both reasonable and supportable. In preparing the projected financial information, CompoSecure’s management relied on a number of factors, including the management team’s significant experience in the Payment Cards industry, the actual historical performance of CompoSecure, as well as its management’s detailed analysis regarding Payment Cards and Cryptocurrency market trends and available data on other companies selling products and services to the Cryptocurrency and Digital Asset markets. Although the assumptions and estimates on which the projected financial information for revenues and costs are based are believed by CompoSecure’s management to be reasonable and based on the best then currently available information, the projected financial information are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond CompoSecure’s. There may be differences between actual and projected financial results, and actual results may be materially greater or materially less than those contained in the projected financial information. The inclusion of the projected financial information in this proxy statement should not be regarded as an indication that CompoSecure, Roman or their respective representatives considered or consider the projected financial information to be a reliable prediction of future events, and undue reliance should not be placed on the projected financial information.
EXCEPT AS DESCRIBED BELOW AND EXCEPT AS REQUIRED BY APPLICABLE SECURITIES LAWS, COMPOSECURE DOES NOT INTEND TO MAKE PUBLICLY AVAILABLE ANY UPDATE OR OTHER REVISION TO THE COMPOSECURE PROJECTED FINANCIAL INFORMATION. THE COMPOSECURE PROJECTED FINANCIAL INFORMATION DOES NOT TAKE INTO ACCOUNT ANY CIRCUMSTANCES OR EVENTS OCCURRING AFTER THE DATE THAT SUCH INFORMATION WAS PREPARED. READERS OF THIS PROXY STATEMENT ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THE UNAUDITED COMPOSECURE PROJECTED FINANCIAL INFORMATION SET FORTH BELOW. NONE OF ROMAN DBDR, COMPOSECURE, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, ADVISORS OR OTHER REPRESENTATIVES HAS MADE OR MAKES ANY REPRESENTATION TO ANY ROMAN DBDR STOCKHOLDER OR ANY OTHER PERSON REGARDING ULTIMATE PERFORMANCE COMPARED TO THE INFORMATION CONTAINED IN THE COMPOSECURE PROJECTED FINANCIAL INFORMATION OR THAT FINANCIAL AND OPERATING RESULTS WILL BE ACHIEVED.

The following unaudited table presents projected net revenue and Adjusted EBITDA for the years ending December 31, 2021 through December 31, 2025.
	2021(1)(2)		2022(1)(2)		2023(1)	2024(1)	2025(1)
	Low	High	Low	High
Net Revenue
Payments Hardware	$276	$276	$316	$316	$363	$418	$480
Arculus	—	20	20	60	127	429	1,097
Total Net Revenue	$276	$296	$336	$376	$490	$847	$1,577
Adj EBITDA	$95	$110	$100	$110	$160	$271	$586
Adj EBITDA Margin %	34.4%	37.2%	29.8%	29.3%	32.7%	32.0%	37.2%

(1)
Estimated amounts.

(2)
Includes estimated start-up costs for Arculus of $25 million in 2021 and $50 million in 2022.

(3)
CompoSecure launched the Arculus Cold Storage Wallet product in the third quarter of 2021. CompoSecure is providing a range of potential forecasted operating results for 2021 and 2022 based on the possible variable timing of receiving orders for these new products.

A summary of the financial forecast information regarding projected revenue ranges for (1) metal Payment Card solutions and (2) Arculus Crypto & Digital Assets Ecosystem for fiscal years 2021 through 2025 provided to the Roman DBDR Board, as well as the PIPE Investors, is set forth below (dollar amounts presented below are in millions).
Financial Information by Segment
($ in Millions)
	Metal Payment Card Solutions					Arculus Crypto & Digital Assets Ecosystem
	2021	2022	2023	2024	2025	2021	2022	2023	2024	2025
Unit Sales	22	25	29	33	39	0.1	0.3	2	7	17
% growth	7%	15%	14%	15%	15%	—	255%	533%	229%	155%
Net Revenue	$276	$316	$363	$418	$480	$10(1)	$40(2)	$127	$429	$1,097
% growth	6%	15%	15%	15%	15%	—	300%	217%	238%	156%
Operating Expenses(3)	$(156)	$(178)	$(205)	$(237)	$(272)	$(3)	$(23)	$(55)	$(161)	$(368)
Marketing Expenses	$(0.3)	$(0.3)	$(0.4)	$(0.4)	$(0.5)	$(25)	$(50)	$(70)	$(175)	$(350)
Adjusted EBITDA	$120	$138	$158	$181	$207	$(18)(4)	$(33)(5)	$2	$93	$379
% margin	43%	44%	44%	43%	43%	nm	nm	1%	22%	35%

(1)
Assumes mid-point of Arculus ecosystem revenue range of $0 million — $20 million for fiscal year 2021.

(2)
Assumes mid-point of Arculus ecosystem revenue range of $20 million — $60 million for fiscal year 2022.

(3)
Operating Expenses excludes depreciation and amortization and marketing expense, but includes cost of goods sold, personnel costs, commissions, professional fees, rent, non-income taxes, public company costs, and other expenses.

(4)
Assumes mid-point of Arculus ecosystem adjusted EBITDA range of $25 million — $10 million for fiscal year 2021.

(5)
Assumes mid-point of Arculus ecosystem adjusted EBITDA range of $38 million — $28 million for fiscal year 2022.

Due to the forward-looking nature of the foregoing projections, specific quantifications of the charges excluded from the non-GAAP financial measures, including with respect to depreciation, amortization, interest and taxes, that would be required to reconcile the non-GAAP financial measures included in such projections to GAAP measures are not available so it is not feasible to provide accurate forecasted non-GAAP reconciliations without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.
Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and may not be comparable to similarly titled measures used by other companies.

SUMMARY FINANCIAL AND OTHER DATA OF ROMAN DBDR
The following tables present Roman DBDR’s summary financial and other data for the periods indicated. Roman DBDR has derived the summary statements of operations data for the period indicated and the balance sheet data as of December 31, 2020 from its audited financial statements included elsewhere in this proxy statement. The summary statements of operations data for the nine months ended September 30, 2021 and the summary balance sheet data as of September 30, 2021 was derived from Roman DBDR’s unaudited interim financial statements included elsewhere in this proxy statement. Roman DBDR’s unaudited interim financial statements were prepared on a basis consistent with its audited financial statements and include, in management’s opinion, all adjustments, consisting only of normal recurring adjustments, that Roman DBDR considers necessary for a fair presentation of the financial information set forth in those statements included elsewhere in this proxy statement. Roman DBDR’s historical results are not necessarily indicative of the results that may be expected in any future period, and interim financial results are not necessarily indicative of the results that may be expected for the full year.
You should read this data together with our financial statements and related notes included elsewhere in this proxy statement and the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Roman DBDR.”
	For the nine months ended September 30, 2021	For the period from August 21, 2020 (Inception) to December 31, 2020
Formation and operating costs	$3,338,138	$188,995
Loss from operations	(3,338,138)	(188,995)
Other Income/(Expense)
Change in FV of Derivative Liability: Private Placement Warrants	$(4,768,456)	$(1,842,358)
Change in FV of Derivative Liability: Public Warrants	(4,515,420)	(1,968,260)
Transaction costs – Private Placement Warrants	—	(22,475)
Transaction costs – Public Warrants	—	(692,235)
Compensation expense	—	(650,244)
Interest earned (expense) on marketable securities	74,485	22,970
Unrealized gain on marketable securities held in Trust Account	—	919
Total other income/(expense)	(9,209,391)	(5,151,683)
Net loss	$(12,547,529)	$(5,340,678)
Basic and diluted weighted average shares outstanding, Class A Common stock subject to possible redemption	22,290,037	19,250,109
Basic and diluted net loss per share, Class A Common stock subject to possible redemption	$(0.45)	$(0.21)
Basic and diluted weighted average shares outstanding, Class B Common stock	5,789,000	5,601,728
Basic and diluted net loss per share, Class B Common stock	$(0.45)	$(0.21)

	September 30, 2021	December 31, 2020
Balance Sheet Data:		(Restated)
Working capital (deficiency)	$(2,247,947)	$1,021,920
Total assets	$236,530,120	$237,253,393
Total liabilities	$47,482,131	$35,657,874
Stockholder’s deficit	$(47,143,210)	$(34,595,681)

SUMMARY UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL INFORMATION
The following summary unaudited pro forma condensed combined financial information has been derived from the unaudited pro forma condensed combined balance sheet as of September 30, 2021 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2020 and the nine months ended September 30, 2021 included in “Unaudited Pro Forma Condensed Combined Financial Information.”
The summary unaudited pro forma condensed combined financial information should be read in conjunction with the unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statement of operations, and the accompanying notes. In addition, the unaudited condensed combined pro forma financial information was based on and should be read in conjunction with the historical financial statements of Roman DBDR and CompoSecure, including the accompanying notes, which are included elsewhere in this proxy statement.
The Business Combination will be accounted for as a reverse capitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, Roman DBDR is treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of the Combined Entity will represent a continuation of the financial statements of CompoSecure with the Business Combination being treated as the equivalent of CompoSecure issuing stock for the net assets of Roman DBDR, accompanied by a recapitalization. The net assets of CompoSecure are stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination are those of CompoSecure.
The unaudited pro forma condensed combined financial information has been prepared using the below assumptions with respect to the potential redemption into cash of Roman DBDR’s Class A common stock:
•
Assuming No Redemptions: This presentation assumes that no Roman DBDR shareholders exercise redemption rights with respect to their public shares.

•
Assuming Maximum Redemption: This presentation assumes that approximately 64% of Roman DBDR’s public stockholders exercise redemption rights with respect to their public shares. This scenario assumes that 14,724,627 public shares are redeemed for an aggregate redemption payment of approximately $150.2 million, based on approximately $236.3 million in the trust and 23,156,000 public shares outstanding as of September 30, 2021. This is presented as the maximum redemptions scenario because Roman DBDR is obligated to have an aggregate of at least $210 million in cash after considering redemptions, proceeds from the PIPE Investment and $50 million of transaction expenses as a condition to Closing the proposed Business Combination.

Stockholder Group	No Redemption		Maximum Redemption(1)
	Shares	%	Shares	%
Former CompoSecure equity holders	49,195,000(1)	59.5%	63,919,627(1)	77.3%
PIPE shares	4,500,000	5.4%	4,500,000	5.4%
Roman DBDR public common	23,156,000	28.0%	8,431,373	10.2%
Roman DBDR sponsor shares	5,789,000	7.1%	5,789,000	7.1%
	82,640,000	100%	82,640,000	100%

(1)
This number does not include 7,500,000 earnout shares which may be issued to CompoSecure equity holders upon the achievement of certain stock price thresholds as described in the Merger Agreement.

These numbers do not take into account warrants to purchase Roman DBDR Common Stock that will be outstanding immediately following the completion of the Business Combination.
If the actual facts are different than these assumptions, then the amounts and shares outstanding in the unaudited pro forma condensed combined financial information will be different and those changes could be material.

(in thousands, except share and per share amounts)	No Redemption	Maximum Redemption
Summary Unaudited Pro Forma Condensed Combined Statement of Operations Data
For the nine months ended September 30, 2021
Revenue	$192,648	$192,648
Net income attributable to CompoSecure, Inc.	$12,403	$6,912
Net income per share, basic	$0.15	$0.08
Weighted average shares outstanding, basic	82,640,000	82,640,000
Net income per share, diluted	$0.14	$0.08
Weighted average shares outstanding, diluted	86,179,417	86,179,417
For the year ended December 31, 2020
Revenue	$260,586	$260,586
Net income attributable to CompoSecure, Inc.	$19,060	$10,641
Net income per share – basic	$0.23	$0.13
Weighted average shares outstanding – basic	82,640,000	82,640,000
Net income per share, diluted	$0.22	$0.12
Weighted average shares outstanding, diluted	86,179,417	86,179,417
Summary Unaudited Pro Forma Condensed Combined Balance Sheet
As of September 30, 2021
Total assets	$193,844	$140,906
Total liabilities	$564,663	$520,247
Total stockholders’ deficit	$(370,819)	$(379,341)

COMPARATIVE SHARE INFORMATION
The following table sets forth the per share data of Roman DBDR on a stand-alone basis and the unaudited pro forma condensed combined per share data for the nine months ended September 30, 2021 and year ended December 31, 2020 after giving effect to the Business Combination and PIPE Investment assuming two scenarios:
•
Assuming No Redemptions: This presentation assumes that no Roman DBDR shareholders exercise redemption rights with respect to their public shares.

•
Assuming Maximum Redemption: This presentation assumes that approximately 64% of Roman DBDR’s public stockholders exercise redemption rights with respect to their public shares. This scenario assumes that 14,724,627 public shares are redeemed for an aggregate redemption payment of approximately $150.2 million, based on approximately $236.3 million in the trust and 23,156,000 public shares outstanding as of September 30, 2021. This is presented as the maximum redemptions scenario because Roman DBDR is obligated to have an aggregate of at least $210 million in cash after considering redemptions, proceeds from the PIPE Investment and $50 million of transaction expenses as a condition to Closing the proposed business combination.

These numbers do not take into account warrants to purchase Roman DBDR Common Stock that will be outstanding immediately following the completion of the Business Combination.
You should read the information in the following table in conjunction with the selected historical financial information summary included elsewhere in this proxy statement, and the historical financial statements of Roman DBDR and CompoSecure and related notes that are included elsewhere in this proxy statement. The unaudited Roman DBDR and CompoSecure pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes included elsewhere in this proxy statement.
The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of Roman DBDR and CompoSecure would have been had the companies been combined during the periods presented.
			Pro Forma Combined
	Roman DBDR (Historical)	CompoSecure(3) (Historical)	No Redemption	Maximum Redemption
As of and for the nine months ended September 30, 2021
Book value per share(1)	$(8.14)	N/A	$(4.49)	$(4.59)
Basic and diluted net income per share, Class A Common stock subject to possible redemption(2)	$(0.45)	N/A	N/A	N/A
Basic and diluted weighted average shares outstanding, Class A Common stock subject to possible redemption	22,290,037	N/A	N/A	N/A
Basic and diluted net loss per share, Class B Common stock(2)	$(0.45)	N/A	N/A	N/A
Basic and diluted weighted average shares outstanding, Class B Common stock	5,789,000	N/A	N/A	N/A
Net income per share – basic(2)	N/A	N/A	$0.15	$0.08
Weighted average shares outstanding – basic	N/A	N/A	82,640,000	82,640,000
Net income per share – diluted(2)	N/A	N/A	$0.14	$0.08
Weighted average shares outstanding – diluted	N/A	N/A	86,179,417	86,179,417

			Pro Forma Combined
	Roman DBDR (Historical)	CompoSecure(3) (Historical)	No Redemption	Maximum Redemption
As of and for the year ended December 31, 2020
Basic and diluted net loss per share, Class A Common stock subject to possible redemption(2)	$(0.21)	N/A	N/A	N/A
Basic and diluted weighted average shares outstanding, Class A Common stock subject to possible redemption	19,250,109	N/A	N/A	N/A
Basic and diluted net loss per share, Common stock(2)	$(0.21)	N/A	N/A	N/A
Basic and diluted weighted average shares outstanding, Class B common stock	5,601,728	N/A	N/A	N/A
Net income per share – basic(2)	N/A	N/A	0.23	$0.13
Weighted average shares outstanding – basic	N/A	N/A	82,640,000	82,640,000
Net income per share – diluted(2)	N/A	N/A	$0.22	$0.12
Weighted average shares outstanding – diluted	N/A	N/A	86,179,417	86,179,417

(1)
Historical book value per share for Roman DBDR is calculated as (a) permanent equity divided by the total number of outstanding shares classified in permanent equity. Pro forma book value per share is calculated as pro forma total stockholders’ equity divided by the total shares of the Combined Company immediately after the Business Combination and PIPE Investment under each scenario.

(2)
There were no cash dividends for either Roman DBDR or CompoSecure in the periods presented.

(3)
Given CompoSecure’s historical equity structure, the calculation of EPS membership units is not a valuable metric, and therefore is omitted.

QUESTIONS AND ANSWERS ABOUT THE BUSINESS COMBINATION AND
THE SPECIAL MEETING
The following questions and answers briefly address some commonly asked questions about the Proposals to be presented at the Special Meeting of Roman DBDR stockholders. The following questions and answers do not include all the information that is important to stockholders of Roman DBDR. We urge the stockholders of Roman DBDR to read carefully this entire proxy statement, including the annexes and other documents referred to herein.
Q:
Why am I receiving this proxy statement?

A:
Roman DBDR stockholders are being asked to consider and vote upon a proposal to approve the Merger Agreement, among other proposals. Roman DBDR has entered into the Merger Agreement, pursuant to which Merger Sub, a wholly-owned subsidiary of Roman DBDR, shall merge with and into CompoSecure with CompoSecure surviving such merger as a subsidiary of Roman DBDR. We refer to this Merger and the other transactions contemplated by the Merger Agreement as the “Business Combination.” Roman DBDR urges its stockholders to read the Agreement and Plan of Merger in its entirety, which is attached to this proxy statement as Annex A (along with Amendment No. 1 thereto, which is attached as Annex G).

YOUR VOTE IS IMPORTANT. YOU ARE ENCOURAGED TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT AND ITS ANNEXES AND CAREFULLY CONSIDERING EACH OF THE PROPOSALS BEING PRESENTED AT THE MEETING.
Q:
Why is Roman DBDR proposing the Business Combination?

A:
Roman DBDR was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more operating businesses.

Based on its due diligence investigations of CompoSecure and the industries in which it operates, including the financial and other information provided by CompoSecure in the course of Roman DBDR’s due diligence investigations, the Board believes that the Business Combination with CompoSecure is in the best interests of Roman DBDR and its stockholders.
See “Proposal No. 1: The Business Combination Proposal — Roman Board of Directors’ Reasons the Business Combination” for a discussion of the factors considered by the Board in making its decision.
Q:
What matters will be considered at the Special Meeting?

A:
The following is a list of proposals upon which Roman DBDR stockholders will be asked to vote at the Special Meeting:

1.
Proposal No. 1 — The Business Combination Proposal — To approve and adopt the Merger Agreement and the transactions contemplated thereby (collectively referred to as the “Business Combination”).

2.
Proposal No. 2 — The Nasdaq Stock Issuance Proposal — To approve, assuming the Business Combination Proposal is approved, for purposes of complying with the applicable provisions of Nasdaq Stock Exchange Listing Rule 5635 (each, a “Nasdaq Listing Rule”), (a) the issuance of up to 49,195,000 (assuming no redemption) or 63,919,627 (assuming maximum redemption) newly issued shares of Class B Common Stock in the Business Combination determined as described in more detail under the heading titled “Proposal No. 1 — The Business Combination Proposal — The Merger Agreement — Merger Consideration” (b) the issuance and sale of 4,500,000 shares of Class A Common Stock to the PIPE Investors in connection with the Common Subscription Agreements in the Common PIPE Investment as further described under “Proposal No. 1: The Business Combination Proposal — PIPE Investment”, (c) shares of Class A Common Stock at a conversion price of $11.50 per share upon conversion of the Exchangeable Notes, pursuant to the Note Subscription Agreements under the Note PIPE Investment, as further described under

“Proposal No. 1: The Business Combination Proposal — PIPE Investment”, (d) the issuance of up to 7,500,000 shares of Common Stock as Earnout Consideration to the CompoSecure equityholders, if earned, as described in more detail under the heading titled “Proposal No. 1: The Business Combination Proposal — Merger Consideration”, and (e) the reservation of up to 9,182,223 shares of Class A Common Stock to be authorized for issuance under the 2021 Equity Incentive Plan (as described in more detail in “Proposal No. 6: The Equity Incentive Plan Proposal”).
3.
Proposal No. 3 — The Governing Documents Proposal — To approve, assuming the Business Combination Proposal is approved and adopted, a proposed second amended and restated certificate of incorporation (the “Proposed Charter”), which will amend and restate the Current Charter, and a proposed second amended and restated bylaws (the “Proposed Bylaws”), which will amend and restated the Current Bylaws, which Proposed Charter and Proposed Bylaws will be in effect upon the Closing.

4.
Proposal No. 4 — The Advisory Charter Proposals — To approve, on a non-binding, advisory basis, assuming the Business Combination Proposal is approved and adopted, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the SEC as seven separate sub-proposals:

(a)
Advisory Charter Proposal A — to increase the authorized shares of Class A Common Stock to 250,000,000 shares;

(b)
Advisory Charter Proposal B — to increase the authorized shares of “blank check” preferred stock that the Combined Entity’s board of directors could issue to raise capital and/or to discourage a takeover attempt to 10,000,000 shares;

(c)
Advisory Charter Proposal C — to provide that amendments to provisions of the Proposed Charter will require the approval of at least a majority of the Combined Entity’s then-outstanding shares of capital stock entitled to vote on such amendment;

(d)
Advisory Charter Proposal D — to provide holders of any then outstanding Preferred Stock the right, voting separately by class or series, to elect one or more directors if specified in the certificate of designations setting forth the rights and preferences of such class of Preferred Stock;

(e)
Advisory Charter Proposal E — to limit action required or permitted to be taken by the stockholders of the Combined Entity only to annual meetings or special meetings by eliminating the right for actions to be taken by written consent;

(f)
Advisory Charter Proposal F — (i) to change the corporate name from “Roman DBDR Tech Acquisition Corp.” to “CompoSecure, Inc.”, (ii) to make the Combined Entity’s corporate existence perpetual as opposed to Roman DBDR’s corporate existence, which is presently required to be dissolved and liquidated 18 months following the closing of its initial public offering and to remove from the Proposed Charter the various provisions applicable only to specified purpose acquisition corporations contained in the Current Charter, (iii) to remove Delaware as the exclusive forum for certain stockholder litigation and the United States Federal District Courts as the exclusive forum for litigation arising out of the Securities Act, (iv) to opt-out of certain provisions of Section 203 of DGCL, and (v) to eliminate certain provisions specific to Roman DBDR’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination; and

(g)
Advisory Charter Proposal G — to provide that any amendment by stockholders to the Proposed Bylaws will require the approval of at least a majority of the Combined Entity’s then-outstanding shares of capital stock entitled to vote such amendment.

5.
Proposal No. 5 — The Director Election Proposal — to elect, assuming the Business Combination Proposal is approved and adopted, seven directors to serve staggered terms on the Combined Entity’s board of directors until the 2022, 2023 and 2024 annual meeting of stockholders, respectively, and until their respective successors are duly elected and qualified.

6.
Proposal No. 6 — The Equity Incentive Plan Proposal — to approve, assuming the Business Combination Proposal is approved and adopted, the 2021 Equity Incentive Plan (the “Equity Incentive Plan”), a copy of which is appended to this proxy statement as Annex D, which will become effective as of the date immediately preceding the date of the Closing.

7.
Proposal No. 7 — The Employee Stock Purchase Plan Proposal — to approve, assuming the Business Combination Proposal is approved and adopted, the 2021 Employee Stock Purchase Plan (the “ESPP”), a copy of which is appended to this proxy statement as Annex E, which will become effective the day prior to the Closing.

8.
Proposal No. 8 — The Adjournment Proposal — to approve a proposal to adjourn or postpone the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Governing Documents Proposal, the Director Election Proposal, the Equity Incentive Plan Proposal or the ESPP Proposal, or we determine that one or more of the closing conditions under the Business Combination is not satisfied or waived.

Q:
When and where will the Special Meeting take place?

A:
The Roman DBDR Special Meeting will be held virtually on December 23, 2021, at 10:00 a.m. Eastern Time, via live webcast at the following address: https://www.cstproxy.com/romandbdr/sm2021, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the Proposals.

Q:
Is my vote important?

A:
Yes. The Business Combination cannot be completed unless the Merger Agreement is adopted by the Roman DBDR stockholders holding a majority of the votes cast on such proposal and the Nasdaq Stock Issuance Proposal and Director Election Proposal are approved by the Roman DBDR stockholders holding a majority of the votes cast on such proposals. Only Roman DBDR stockholders as of the close of business on November 1, 2021, the record date for the Special Meeting (the “Record Date”) are entitled to vote at the Special Meeting. The Board unanimously recommends that the Roman DBDR stockholders vote “FOR” the approval of the Business Combination Proposal, “FOR” the approval of the Nasdaq Stock Issuance Proposal, “FOR” the approval of the Governing Documents Proposal, “FOR” the approval, on an advisory basis, of each of the Advisory Charter Proposals, “FOR” the election of the seven directors pursuant to the Director Election Proposal, “FOR” the approval of the Equity Incentive Plan Proposal, “FOR” the approval of the ESPP Proposal and “FOR” the approval of the Adjournment Proposal, if presented.

Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. Roman DBDR believes the Proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:
Are the proposals conditioned on one another?

A:
Unless the Business Combination Proposal is approved, the Nasdaq Stock Issuance Proposal, the Director Election Proposal, the Governing Documents Proposal, the Advisory Charter Proposals, the Director Election Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal will not be presented to the stockholders of Roman DBDR at the Special Meeting. The Business Combination Proposal is subject to and conditioned on the approval of the Nasdaq Stock Issuance Proposal, the

Governing Documents Proposal, the Director Election Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement. It is important for you to note that in the event the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Director Election Proposal, the Governing Documents Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal do not receive the requisite vote for approval, then Roman DBDR will not consummate the Business Combination. If Roman DBDR does not consummate the Business Combination and fails to complete an initial business combination by May 10, 2022, it will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such account to its public stockholders.
Q:
What conditions must be satisfied to complete the Business Combination?

A:
There are a number of closing conditions in the Merger Agreement, including the approval by the stockholders of Roman DBDR of the Business Combination Proposal, the Nasdaq Issuance Proposal and the Director Election Proposal. For a summary of the conditions that must be satisfied or waived prior to the Closing of the Business Combination, see the section titled “Proposal No. 1 — The Business Combination Proposal — The Merger Agreement.”

Q:
What will happen in the Business Combination?

A:
At the Closing of the Business Combination, Merger Sub will merge with and into CompoSecure, with CompoSecure surviving such Merger as the surviving entity. Upon the Closing, CompoSecure will become a subsidiary of Roman DBDR. In addition, in connection with the Business Combination, (i) CompoSecure will amend and restate its limited liability company agreement to, among other things, permit the issuance and ownership of interests in CompoSecure as contemplated in the Merger Agreement, (ii) the CompoSecure Holders will receive a combination of cash consideration, certain newly-issued membership units of CompoSecure (each, a “CompoSecure Unit”) and shares of newly-issued Class B Common Stock, which will have no economic value, but will entitle the CompoSecure Holder to one vote per issued share and will be issued on a one-for-one basis for each CompoSecure Unit retained by the CompoSecure Holder following the Merger, (iii) the holders of outstanding options to purchase CompoSecure equity will receive a combination of cash consideration and options to purchase shares of Class A Common Stock of Roman DBDR, and (iv) Roman DBDR will acquire certain newly-issued membership units of CompoSecure. The CompoSecure Second Amended and Restated LLC Agreement, together with the Exchange Agreement to be entered into at the Closing of the Business Combination, will provide the CompoSecure Holders the right to exchange the CompoSecure Units, together with the cancellation of an equal number of shares of Class B Common Stock, for Class A Common Stock, subject to certain restrictions set forth therein. Following the Closing, the Combined Entity will be organized in an “Up-C” structure and Roman DBDR will control CompoSecure by virtue of the fact that each Class A Common Unit shall have ten votes per unit and, as a result, Roman DBDR will control the election of the board of managers of CompoSecure. At the Closing, Roman DBDR will change its name to “CompoSecure, Inc.” In connection with the Business Combination, the cash held in the Trust Account after giving effect to any redemption of shares by Roman DBDR’s public stockholders and the proceeds from the PIPE Investment will be used to pay (i) Roman DBDR stockholders who properly exercise their redemption rights, (ii) the underwriters their deferred underwriting commissions from the Roman DBDR IPO, (iii) certain other fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees and other professional fees) that were incurred by Roman DBDR or CompoSecure in connection with the transactions contemplated by the Business Combination and pursuant to the terms of the Merger Agreement, (iv) unpaid franchise and income taxes of Roman DBDR, and (v) the Cash Merger Consideration (as that term is described under the heading titled “Proposal No. 1 — The Business Combination Proposal — The Merger Agreement — Merger Consideration”) to be paid to the CompoSecure Holders.

Q:
What equity stake will current stockholders of Roman DBDR and CompoSecure Holders hold in the Combined Entity after the Closing?

A:
As of the date of this proxy statement, there are (i) 23,156,000 shares of Class A Common Stock outstanding and (ii) 5,789,000 shares of Class B Common Stock outstanding held by the Sponsor. As of the date of this proxy statement, there is outstanding 10,837,400 Private Placement Warrants held by

Sponsor and 11,578,000 Public Warrants. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock. Therefore, as of the date of this proxy statement (without giving effect to the Business Combination and assuming that none of Roman DBDR’s outstanding Public Shares are redeemed in connection with the Business Combination), Roman DBDR’s fully-diluted share capital, giving effect to the exercise of all of the Private Placement Warrants and Public Warrants, would be 28,945,000 shares of Roman DBDR Common Stock.
It is anticipated that, upon completion of the Business Combination, Roman DBDR’s public stockholders (other than the PIPE Investors) will retain an ownership interest of approximately 28% in the Combined Entity, the PIPE Investors will own approximately 5.4% of the Combined Entity (such that public stockholders, including PIPE Investors, will own approximately 33.4% of the Combined Entity), the Sponsor will retain an ownership interest of approximately 7.1% in the Combined Entity and the CompoSecure Holders will own approximately 59.5% of the outstanding Common Stock of the Combined Entity. The ownership percentage with respect to the Combined Entity following the Business Combination does not take into account (i) the redemption of any shares by Roman DBDR’s public stockholders, (ii) the issuance of any shares upon Closing of the Business Combination under the Equity Incentive Plan, which is intended to be adopted following consummation of the Business Combination, (iii) the exercise of any Public Warrants or Private Placement Warrants outstanding immediately following Closing have been exercised; (iv) any forfeiture and surrender to Roman DBDR of Sponsor Shares pursuant to the Expense Cap and Waiver Agreement to the extent that Roman DBDR’s transaction expenses exceed $35 million, (v) the issuance of up to an aggregate of 7,500,000 newly issued shares of Common Stock as Earnout Consideration to the CompoSecure equityholders, if earned, or (vi) the conversion of the Exchangeable Notes that are exchangeable into shares of Class A Common Stock, but does take into account the assumed cashless net exercise of options to purchase Roman DBDR Common Stock which will be held by interest holders of CompoSecure immediately following the Closing. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by the Company’s existing stockholders in the Combined Entity will be different.
See the section titled “Unaudited Pro Forma Condensed Combined Financial Information” for further information.
Q:
Did the Roman DBDR Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A:
The Roman DBDR Board did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the Business Combination. The Roman DBDR Board believes that based upon the financial skills and background of its directors, it was qualified to conclude that the Business Combination was fair from a financial perspective to its stockholders. The Roman DBDR Board also determined, without seeking a valuation from a financial advisor, that CompoSecure’s fair market value was at least 80% of Roman DBDR’s net assets, excluding any taxes payable on interest earned. Accordingly, investors will be relying on the judgment of the Roman DBDR Board as described above in valuing CompoSecure’s business and assuming the risk that the Roman DBDR Board may not have properly valued such business.

Q:
Why is Roman DBDR providing stockholders with the opportunity to vote on the Business Combination?

A:
Under the Current Charter, Roman DBDR must provide all holders of its Public Shares with the opportunity to have their Public Shares redeemed upon the consummation of Roman DBDR’s initial business combination either in conjunction with a tender offer or in conjunction with a stockholder vote. For business and other reasons, Roman DBDR has elected to provide its stockholders with the opportunity to have their Public Shares redeemed in connection with a stockholder vote rather than a tender offer. Therefore, Roman DBDR is seeking to obtain the approval of its stockholders of the Business Combination Proposal in order to allow its public stockholders to effectuate redemptions of their Public Shares in connection with the closing of its Business Combination.

Q:
Are there any arrangements to help ensure that the Company will have sufficient funds, together with the proceeds in its Trust Account, to fund the aggregate consideration for the Business Combination?

A:
Yes. On April 19, 2021, Roman DBDR entered into Subscription Agreements with the investors named therein providing for (i) the issuance by Roman DBDR of 4,500,000 shares of Class A Common Stock through the Common PIPE Investment subject to certain conditions, including that all conditions precedent to the Closing will have been satisfied or waived (other than those conditions are to be satisfied at Closing) for gross proceeds to Roman DBDR of $45,000,000, and (ii) the issuance by CompoSecure of Exchangeable Notes in an aggregate principal amount of up to $130,000,000.

Roman DBDR will agree that it (or its successor) will file with the SEC a registration statement registering the resale of the shares purchased in the Common PIPE Investment and use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable.
Q:
How many votes do I have at the Special Meeting?

A:
Roman DBDR stockholders are entitled to one vote at the Special Meeting for each share of Roman DBDR Common Stock held of record as of the Record Date. As of the close of business on the Record Date, there were 28,945,000 outstanding shares of Roman DBDR Common Stock.

Q:
What vote is required to approve the proposals presented at the Special Meeting?

A:
The approval of the Governing Documents Proposal requires the affirmative vote of (i) a majority of the issued and outstanding shares of Roman DBDR Class A Common Stock voting together as a single class as of the Record Date and (ii) a majority of the issued and outstanding shares of Class B Common Stock voting together as a single class as of the Record Date. Accordingly, a Roman DBDR stockholder’s failure to vote by proxy or to vote at the Special Meeting or an abstention will have the same effect as a vote “AGAINST” the Governing Documents Proposal.

The approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Advisory Charter Proposals, the Equity Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal each require the affirmative vote of the holders of a majority of the shares of Roman DBDR Common Stock cast by the stockholders represented online or by proxy and entitled to vote thereon at the Special Meeting, voting together as a single class. A Roman DBDR stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of Roman DBDR Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of the vote on the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Advisory Charter Proposals, the Equity Incentive Plan Proposal, the ESPP Proposal or the Adjournment Proposal.
As of the date hereof, the Sponsor holds approximately 20% of Roman DBDR’s issued and outstanding shares of Common Stock. As described elsewhere in this proxy statement, the Sponsor is party to the Voting Agreement, under which the Sponsor has agreed to vote its equity interests for and against certain matters, including to vote in favor of the Merger Agreement and the transactions related thereto, among other matters and against any competing proposals or any matters that would reasonably be expected to impede the timely consummation of the Business Combination, among other matters. Accordingly, it is more likely that the requisite stockholder approval will be received for the Business Combination than would be the case if the Sponsor, officers and directors agreed to instead vote any shares of our Common Stock owned by them in accordance with the majority of the votes cast by our public stockholders. However, to obtain approval, approximately 37.5% of the Company’s public stockholders need to vote in favor of the Business Combination Proposal.
The approval of the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of Roman DBDR Common Stock cast by the stockholders represented virtually or by proxy and entitled to vote thereon at the Special Meeting, voting together as a single class. A Roman DBDR stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of Roman DBDR Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of the vote on the Director Election Proposal.

Q:
May Roman DBDR, the Sponsor or Roman DBDR’s directors, officers, advisors or their affiliates purchase shares in connection with the Business Combination?

A:
In connection with the stockholder vote to approve the proposed Business Combination, the Sponsor, directors, officers or advisors or their respective affiliates may privately negotiate transactions to purchase shares from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the Trust Account. None of Roman DBDR’s Sponsor, directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of Roman DBDR shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights, and could include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser. In the event that the Sponsor, directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account.

Q:
What constitutes a quorum at the Special Meeting?

A:
Holders of a majority in voting power of Roman DBDR Common Stock issued and outstanding and entitled to vote at the Special Meeting constitute a quorum. In the absence of a quorum, the chairman of the meeting has power to adjourn or postpone the Special Meeting. As of the Record Date, 14,434,991 shares of Roman DBDR Common Stock would be required to achieve a quorum.

Q:
How will the Sponsor, directors and officers vote?

A:
The Sponsor, as Roman DBDR’s initial stockholder, has agreed to vote its Sponsor Shares (as well as any Public Shares purchased during or after the Roman DBDR’s IPO) in favor of the Business Combination. As of the date of this proxy statement, the Sponsor owns approximately 20% of the issued and outstanding shares of Roman DBDR Common Stock, including all of the Sponsor Shares, and will be able to vote all such shares at the Special Meeting.

Q:
What interests do Roman DBDR’s current officers and directors have in the Business Combination?

A:
The Sponsor, members of the Roman DBDR Board and its executive officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interest. These interests include:

•
Unless Roman DBDR consummates an initial business combination by May 10, 2022 (unless otherwise extended with approval of Roman DBDR’s stockholders), Roman DBDR will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay Roman DBDR’s taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Roman DBDR’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to Roman DBDR’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law;

•
There will be no liquidating distributions from the Trust Account with respect to the Sponsor Shares if Roman DBDR fails to complete a business combination within the required period. Roman DBDR’s initial stockholders purchased the Sponsor Shares prior to the Roman DBDR IPO for an aggregate purchase price of $25,000;

•
The Sponsor and Roman DBDR’s officers and directors will lose their entire investment in Roman DBDR if Roman DBDR does not complete a business combination by May 10, 2022 (unless otherwise extended with approval of Roman DBDR’s stockholders). Certain of them may continue to serve as officers and/or directors of Roman DBDR after the Closing. As such, in the future they may receive any cash fees, stock options or stock awards that the Board determines to pay to its directors and/or officers;

•
Roman DBDR’s initial stockholders and officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Sponsor Shares if Roman DBDR fails to complete a business combination by May 10, 2022 (unless otherwise extended with approval of Roman DBDR’s stockholders);

•
In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to Roman DBDR if and to the extent any claims by a vendor for services rendered or products sold to Roman DBDR, or a prospective target business with which Roman DBDR has entered into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under Roman DBDR’s indemnity of the underwriters of the offering against certain liabilities, including liabilities under the Securities Act;

•
Following the Closing, the Sponsor would be entitled to the repayment of any working capital loan and advances that have been made to Roman DBDR and remain outstanding. As of the date of this proxy statement, the Sponsor has not made any advances to us for working capital expenses. If Roman DBDR does not complete an initial business combination within the required period, Roman DBDR may use a portion of its working capital held outside the Trust Account to repay the working capital loans, but no proceeds held in the Trust Account would be used to repay the working capital loans;

•
Following the Closing, Roman DBDR will continue to indemnify Roman DBDR’s existing directors and officers and will maintain a directors’ and officers’ liability insurance policy; and

•
Upon the Closing, subject to the terms and conditions of the Merger Agreement, the Sponsor, Roman DBDR’s officers and directors and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an initial business combination, and repayment of any other loans, if any, and on such terms as to be determined by Roman DBDR from time to time, made by the Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination.

These interests may influence Roman DBDR’s directors in making their recommendation that you vote in favor of the approval of the Business Combination.
Q:
What happens if I sell my shares of Roman DBDR Common Stock before the Special Meeting?

A:
The Record Date is earlier than the date of the Special Meeting. If you transfer your shares of Roman DBDR Common Stock after the Record Date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be able to seek redemption of your shares because you will no longer be able to deliver them for cancellation upon consummation of the Business Combination. If you transfer your shares of Roman DBDR Common Stock prior to the Record Date, you will have no right to vote those shares at the Special Meeting or redeem those shares for a pro rata portion of the proceeds held in our Trust Account.

Q:
What compensation will be payable to the named executive officers of CompoSecure in connection with the Merger Agreement and the Business Combination?

A:
Under the terms of the Merger Agreement, CompoSecure’s named executive officers will receive certain compensation payments in connection with the Closing of the Business Combination. For more information about the compensation payable to CompoSecure’s named executive officers in connection with the Merger Agreement, please see the section of this proxy statement entitled “Executive and Director Compensation of CompoSecure — Impact of the Merger Agreement.”
Q:
What happens if I vote against the Business Combination Proposal?

A:
Pursuant to the Current Charter, if the Business Combination Proposal is not approved and Roman DBDR does not otherwise consummate an alternative business combination by May 10, 2022, Roman DBDR will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such account to the public stockholders.

Q:
Do I have redemption rights?

A:
Pursuant to the Current Charter, holders of Public Shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with Roman DBDR’s Current Charter. As of November 1, 2021, the record date of the special meeting, based on funds in the Trust Account of approximately $236,291,587.55, this would have amounted to approximately $10.20 per share. If a holder exercises its redemption rights, then such holder will be exchanging its shares of Roman DBDR Common Stock for cash. Such a holder will be entitled to receive cash for its Public Shares only if it properly demands redemption and delivers its Public Shares (either physically or electronically) to Roman DBDR’s transfer agent prior to the Special Meeting. See the section titled “Special Meeting of Roman DBDR Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether you vote your shares of Roman DBDR Common Stock “FOR” or “AGAINST” the Business Combination Proposal or any other proposal described by this proxy statement. As a result, the Merger Agreement can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:
How do I exercise my redemption rights?

A:
In order to exercise your redemption rights, you must prior to 5:00PM, Eastern time, on December 21, 2021 (two (2) business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Roman DBDR redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com
In the written request to redeem your Public Share for cash to Continental Stock Transfer & Trust Company, please certify whether you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other stockholder with respect to shares of Roman DBDR Common Stock. Notwithstanding the foregoing, a holder of the Public Shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) will be restricted from seeking redemption rights with respect to an aggregate of 15% or more of the shares of Roman DBDR Common Stock included in the Units sold in the Roman DBDR IPO, which is referred to as the “15% threshold” in this proxy statement. Accordingly, all Public Shares in excess of the 15% threshold beneficially owned by a public stockholder or group will not be redeemed for cash.
Holders of Units must elect to separate the Units into the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds units registered in its own name, the holder must contact Continental, our transfer agent, directly and instruct them to do so.
Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is Roman DBDR’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, Roman DBDR does not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Roman DBDR’s consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to Roman DBDR’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that Roman DBDR’s transfer agent return the shares (physically or electronically). You may make such request by contacting Roman DBDR’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.
If you are a holder of Public Shares and you exercise your redemption rights, such exercise will not result in the loss of any warrants that you may hold.
Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
Roman DBDR stockholders who exercise their redemption rights to receive cash in exchange for their shares of Roman DBDR Class A Common Stock generally will be required to treat the transaction as a sale of such shares for U.S. federal income tax purposes and recognize gain or loss upon the redemption in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares of Roman DBDR Class A Common Stock redeemed. However, it is also possible that cash received upon the redemption of Roman DBDR Class A Common Stock could be treated as a distribution for U.S. federal income tax purposes under certain circumstances. The tax consequences of exercising redemption rights are described in more detail in the section titled “Proposal No. 1 — The Business Combination Proposal — The Merger Agreement — Certain Material U.S. Federal Income Tax Considerations of the Exercise of Redemption Rights.” We urge you to consult your tax advisor regarding the tax consequences of exercising your redemption rights.

Q:
Do I have dissenter rights if I object to the proposed Business Combination?

A:
No. Roman DBDR stockholders (and warrantholders) are not entitled to exercise dissenters’ rights under Delaware law in connection with the Business Combination. Dissenters’ rights are unavailable under Delaware law in connection with the Business Combination to holders of Roman DBDR Class A Common Stock because it is currently listed on a national securities exchange and such holders are not required to receive any consideration (other than continuing to hold their shares of Roman DBDR Class A Common Stock, which will become an equal number of shares of Common Stock of the Combined Entity after giving effect to the Business Combination). Holders of Roman DBDR Class A Common Stock may vote against the Business Combination Proposal or redeem their Public Shares if they are not in favor of the adoption of the Business Combination. Dissenters’ rights are unavailable under Delaware law in connection with the Business Combination to holders of Roman DBDR Class B Common Stock because they have agreed to vote in favor of the Business Combination.

Q:
What happens to the funds held in the Trust Account upon consummation of the Business Combination?

A:
If the Business Combination is consummated, the funds held in the Trust Account will be released to pay:

•
Roman DBDR stockholders who properly exercise their redemption rights;

•
the underwriters their deferred underwriting commissions;

•
certain other fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees, and other professional fees) that were incurred by Roman DBDR or CompoSecure in connection with the transactions contemplated by the Business Combination and pursuant to the terms of the Merger Agreement;

•
unpaid franchise and income taxes of Roman DBDR; and

•
for general corporate purposes of the Combined Entity including, but not limited to, working capital for operations, capital expenditures and future potential acquisitions.

Q:
What happens if the Business Combination is not consummated?

A:
There are certain circumstances under which the Merger Agreement may be terminated. See the section titled “Proposal No. 1 — The Business Combination Proposal — The Merger Agreement” for information regarding the parties’ specific termination rights.

If, as a result of the termination of the Merger Agreement or otherwise, Roman DBDR is unable to complete the Business Combination or another initial business combination transaction by May 10, 2022, the Current Charter provides that it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to it to pay franchise and income taxes payable (less up to $100,000 interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining stockholders and the board of directors in accordance with applicable law, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to its obligations under the Delaware General Corporation Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.
Roman DBDR expects that the amount of any distribution its public stockholders will be entitled to receive upon its dissolution will be approximately the same as the amount they would have received if they had redeemed their shares in connection with the Business Combination, subject in each case to Roman DBDR’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Sponsor has waived any right to any liquidation distribution with respect to Sponsor Shares.
Q:
When is the Business Combination expected to be completed?

A:
The Closing is expected to take place (a) within three days following the satisfaction or waiver of the conditions described below under the section titled “Proposal No. 1 — The Business Combination Proposal — The Merger Agreement — Conditions to Closing”; or (b) such other date as agreed to by the parties to the Merger Agreement in writing, in each case, subject to the satisfaction or waiver of the closing conditions. The Merger Agreement may be terminated by either Roman DBDR or CompoSecure if the Closing has not occurred by December 31, 2021, subject to certain exceptions and extensions.

For a description of the conditions to the consummation of the Business Combination, see the section titled “The Business Combination Proposal — The Merger Agreement — Conditions to Closing.”
Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Business Combination will affect you as a stockholder and/or warrantholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I vote?

A:
If you were a holder of record of Roman DBDR Common Stock on November 1, 2021, the Record

Date, you may vote with respect to the applicable proposals online at the Special Meeting or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting https://www.cstproxy.com/romandbdr/sm2021. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. Roman DBDR recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.
If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting online. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you first request and obtain a valid legal proxy from your broker or other agent. You must then e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental Stock Transfer & Trust Company (“CST”) at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Special Meeting. Beneficial owners who wish to attend the Special Meeting online should contact CST no later than December 17, 2021 to obtain this information.
Q:
What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:
At the Special Meeting, Roman DBDR will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Governing Documents Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal. Broker non-votes will not be counted as present for the purposes of establishing a quorum and will have no effect on any of the Proposals, except that a broker non-vote will have the same effect as voting against the Advisory Charter Proposals.

Q:
What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by Roman DBDR without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal presented to the stockholders. The proxyholders may use their discretion to vote on any other matters which properly come before the Special Meeting.

Q:
How can I attend the Special Meeting?

A:
You may attend the Special Meeting and vote your shares online during the Special Meeting via live webcast by visiting https://www.cstproxy.com/romandbdr/sm2021. As a registered stockholder, you received a proxy card from CST, which contains instructions on how to attend the Special Meeting online, including the URL address, along with your 12-digit meeting control number. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you do not have your 12-digit meeting control number, contact CST at 917-262-2373 or e-mail CST at proxy@continentalstock.com. Please note that you will not be able to physically attend the Special Meeting in person, but may attend the Special Meeting online by following the instructions below.

You can pre-register to attend the Special Meeting online. Enter the URL address into your browser, and enter your 12-digit meeting control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. Prior to or at the start of the Special Meeting you will need to re-log in using your 12-digit meeting control number and will also be prompted to enter your 12-digit meeting control number if you vote online during the Special Meeting. Roman DBDR recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.
If your shares are held in “street name,” you may attend the Special Meeting. You will need to contact CST at the number or email address above, to receive a 12-digit meeting control number and gain access to the Special Meeting or otherwise contact your broker, bank, or other nominee as soon as possible, to do so. Please allow up to 72 hours prior to the Special Meeting for processing your 12-digit meeting control number.
If you do not have Internet capabilities, you can listen only to the Special Meeting by dialing (888) 965-8995 (within the U.S. and Canada; toll-free) or +1 415-655-0243 (outside of the U.S. and Canada; standard rates apply), when prompted enter the pin # 57125519. This is listen only, you will not be able to vote or enter questions during the Special Meeting.
Q:
If I am not going to attend the Special Meeting, should I return my proxy card instead?

A:
Yes. Whether you plan to attend the Special Meeting or not, please read this proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

In order to exercise your redemption rights, you must affirmatively vote either “FOR” or “AGAINST” the Business Combination Proposal. See “— How do I exercise my redemption rights?” above.
Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. If you are a stockholder of record of Roman DBDR Common Stock as of the close of business on the Record Date, you can change or revoke your proxy before it is voted at the meeting in one of the following ways:

•
submit a new proxy card bearing a later date;

•
give written notice of your revocation to Roman DBDR’s Corporate Secretary, which notice must be received by Roman DBDR’s Corporate Secretary prior to the vote at the Special Meeting; or

•
vote electronically at the Special Meeting by visiting and entering the control number found on your proxy card, voting instruction form or notice you previously received. Please note that your attendance at the Special Meeting will not alone serve to revoke your proxy.

If your shares are held in “street name” by your broker, bank or another nominee as of the close of business on the Record Date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.
Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
Roman DBDR will pay the cost of soliciting proxies for the Special Meeting. Roman DBDR has engaged Morrow Sodali as proxy solicitor to assist in the solicitation of proxies for the Special Meeting. Roman DBDR has agreed to pay Morrow Sodali a fee of $32,500, plus disbursements. Roman DBDR will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. Roman DBDR will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Roman DBDR Common Stock for their expenses in forwarding soliciting materials to beneficial owners of the Roman DBDR Common Stock and in obtaining voting instructions from those owners. Roman DBDR’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:
Are there any risks that I should consider as a Roman DBDR stockholder in deciding how to vote or whether to exercise my redemption rights?

A:
Yes. You should read and carefully consider the risk factors set forth in the section titled “Risk Factors” in this proxy statement.

Q:
Who can help answer my questions?

A:
If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, please call us at: (650)-618-2524.

You may also contact our proxy solicitor at:
Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokers call: (203) 658-9400
Email: DBDR.info@investor.morrowsodali.com
To obtain timely delivery, Roman DBDR stockholders must request the materials no later than five (5) business days prior to the Special Meeting.
You may also obtain additional information about Roman DBDR from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”
If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to Roman DBDR’s transfer agent prior to the Special Meeting in accordance with the procedures detailed under the question “— How do I exercise my redemption rights” If you have questions regarding the certification of your position or delivery of your stock, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

RISK FACTORS
The following risk factors will apply to our business and operations following the completion of the Business Combination. These risk factors are not exhaustive and investors are encouraged to perform their own investigation with respect to the business, prospects, financial condition and operating results of CompoSecure and our business, prospects, financial condition and operating results following the completion of the Business Combination. You should carefully consider the following risk factors in addition to the other information included in this proxy statement, including matters addressed in the section titled “Cautionary Note Regarding Forward-Looking Statements,” before deciding how to vote your shares of Roman DBDR Common Stock. We may face additional risks and uncertainties that are not presently known to us, or that we currently deem immaterial, which may also impair our business, prospects, financial condition or operating results. The following discussion should be read in conjunction with our financial statements and the financial statements of CompoSecure and notes to the financial statements included herein.
Risks Related to CompoSecure’s Business
The COVID-19 pandemic and the measures implemented to contain the spread of the virus have had a negative impact on CompoSecure’s business and result of operations and, if continued, could be amplified and have a material adverse effect on its business, financial condition and results of operations.
Global health concerns relating to the COVID-19 pandemic and related government actions taken to reduce the spread of the virus have affected the macroeconomic environment, significantly increased economic uncertainty and reduced economic activity. The pandemic has also led to governmental authorities implementing numerous measures to try to contain the virus, including travel bans and restrictions, quarantines, shelter-in-place orders, and business limitations and shutdowns. These measures and the COVID-19 pandemic have caused economic and financial disruptions that have negatively impacted, and may continue to negatively impact, CompoSecure’s business, results of operations and financial condition. The extent to which the pandemic will continue to negatively impact CompoSecure’s business and results of operations will depend on numerous evolving factors and future developments that CompoSecure is not able to predict, including the duration and severity of the pandemic; the nature, extent and effectiveness of containment measures; the extent and duration of the effect on CompoSecure’s customers and suppliers, the economy, unemployment, consumer confidence and consumer and business spending; and how quickly and to what extent normal economic and operating conditions resume.
The pandemic and containment measures have caused CompoSecure to modify its operations, and CompoSecure may take further actions that it determines are in the best interests of its employees, customers and business partners. If CompoSecure does not respond appropriately to the pandemic, or if customers or other stakeholders do not perceive its response to be adequate, CompoSecure could suffer damage to its reputation and brand, which could materially adversely affect CompoSecure’s business.
If the COVID-19 pandemic is prolonged, it could amplify the negative impacts on CompoSecure’s business and results of operations, and may also heighten many of the other risks described in this “Risk Factors” section. It is also possible that any adverse effects of the pandemic and containment measures may continue once the pandemic is controlled and the containment measures are lifted. CompoSecure does not yet know, nor can it predict, the full extent of how COVID-19 and the containment measures will affect CompoSecure’s business, results of operations and financial condition, or the global economy as a whole. However, the continuing effects could have a material adverse impact on CompoSecure’s financial condition.
CompoSecure may not be able to sustain its revenue growth rate in the future.
CompoSecure’s net revenue increased by 7% from $243.3 million in 2019 to $260.6 million in 2020, but declined by 21% from $80.4 million during the first quarter of 2020 compared to $63.8 million during the first quarter of 2021. Accordingly, CompoSecure may not achieve revenue growth in the future and you should not consider CompoSecure’s revenue growth in fiscal 2020 as indicative of its future performance. CompoSecure’s growth rate may slow in future periods due to a number of factors, which may include slowing demand for its products, increased competition, decreasing growth of its overall market, or its inability to engage and retain customers. If CompoSecure is unable to maintain consistent revenue or continue its revenue growth, it may be difficult for CompoSecure to maintain profitability.

Failure to retain existing customers or identify and attract new customers could adversely affect CompoSecure’s business, financial condition and results of operations.
CompoSecure’s two largest customers are American Express and JPMorgan Chase. Together, these customers represented approximately 72% and 70% of its net revenue for the year ended December 31, 2020 and nine months ended September 30, 2021, respectively and approximately 74% and 71% for the year ended December 31, 2019 and nine months ended September 30, 2020, respectively. CompoSecure’s ability to meet its customers’ high-quality standards in a timely manner is critical to its business success. If CompoSecure is unable to provide its products and services at high quality and in a timely manner, its customer relationships may be adversely affected, which could result in the loss of customers.
CompoSecure’s ability to maintain relationships with its customers may be impacted by several factors beyond its control, including more attractive product offerings from its competitors, pricing pressures or the financial health of these customers, many of whom operate in competitive businesses and depend on favorable macroeconomic conditions. In addition, CompoSecure may also be limited in the products it can offer and the pricing it can receive for such products due to restrictions present in certain of its customer contracts, which may negatively impact its ability to retain existing customers or attract new customers. If CompoSecure experiences difficulty retaining customers and attracting new customers, its business, financial condition and results of operations may be materially and adversely affected.
Data and security breaches could compromise CompoSecure’s systems and confidential information, cause reputational and financial damage, and increase risks of litigation, which could adversely affect its business, financial condition and results of operations.
CompoSecure’s information technology (“IT”) infrastructure’s ability to reliably and securely protect the sensitive confidential information of its customers, which include large financial institutions, is critical to its business. Security breaches have become more common across many industries. Cyber incidents have been increasing in sophistication and can include third parties gaining access to employee or customer data using stolen or inferred credentials, computer malware, viruses, spamming, phishing attacks, ransomware, card skimming code, and other deliberate attacks and attempts to gain unauthorized access. The occurrence of these types of incidents in CompoSecure’s computer networks, databases or facilities could lead to the inappropriate use or disclosure of personal information, including sensitive personal information of customers and employees, which could harm CompoSecure’s business and reputation, adversely affect consumers’ confidence in its business and products, result in inquiries and fines or penalties from regulatory or governmental authorities, cause a loss of customers, pose increased risks of lawsuits and subject CompoSecure to potential financial losses.
Additionally, it is possible that unauthorized access to sensitive customer and business data may be obtained through inadequate use of security controls by our customers, suppliers or other vendors. For example, SolarWinds, an information technology company, was recently the subject of a cyberattack that created security vulnerabilities for thousands of its clients. While we are not currently aware of any impact that the SolarWinds supply chain attack had on our business, we may be subject to the risk of similar cyberattacks on our customers, suppliers and other vendors in the future and there is residual risk that we may experience a security breach arising from the SolarWinds supply chain attack.
CompoSecure has administrative, technical, and physical security measures in place, and CompoSecure has policies and procedures in place to both evaluate the security protocols and practices of CompoSecure’s vendors and to contractually require service providers to whom CompoSecure discloses data to implement and maintain reasonable privacy and security measures. However, although cybersecurity remains a high priority, CompoSecure’s activities and investment may not sufficiently protect its system or network against cyber threats, nor sufficiently prevent or limit the damage from any future security breaches. As these threats continue to evolve, CompoSecure may be required to expend significant capital and other resources to protect against these security breaches or to alleviate problems caused by these breaches, including costs to deploy additional personnel and protection technologies, train employees, and engage third-party experts and consultants, which could materially and adversely affect its business, financial condition and results of operations. Although CompoSecure maintains cyber liability insurance, CompoSecure cannot be certain that its coverage will be adequate for liabilities actually incurred or that insurance will continue to be available to CompoSecure on economically reasonable terms, or at all. Furthermore, any material breach of CompoSecure’s security systems could harm its competitive position, result in a loss of customer trust and confidence, and cause CompoSecure to incur significant costs to mitigate or remedy any damage resulting from system or network disruptions, whether caused by cyberattacks, security breaches or otherwise, which could ultimately adversely affect its business, financial condition and results of operations.
System outages, data loss or other interruptions affecting CompoSecure’s operations could adversely affect its business and reputation.
The ability to efficiently execute and operate business functions and systems without interruption is critical to CompoSecure’s business. A significant portion of the communication between CompoSecure’s employees, customers, and suppliers rely upon its integrated and complex IT systems. CompoSecure depends on the reliability of its IT infrastructure and software, and its ability to expand and innovate its technologies and technological processes in response to changing needs. A system outage or data loss or interruption could cause damage to CompoSecure’s brand and reputation. Such operational interruptions could also cause CompoSecure to become liable to third parties, including its customers. CompoSecure must be able to protect its processing and other systems from interruption to successfully operate its business. In an effort to do so, CompoSecure has taken preventative actions and adopted protective procedures to ensure the continuation of core business operations in the event that normal operations could not be performed because of events outside of its control. These actions and procedures taken and adopted by CompoSecure may, however, insufficiently prevent or limit the damage from future disruptions, if any, and any such disruptions could adversely affect CompoSecure’s business, financial condition and results of operations.
Disruptions at CompoSecure’s primary production facility may adversely affect its business, results of operations and/or financial condition.
A substantial portion of CompoSecure’s manufacturing capacity is located at its primary production facility. Any serious disruption at such facility could impair CompoSecure’s ability to manufacture enough products to meet customer demand, and could increase its costs and expenses and adversely affect its revenues. CompoSecure’s other facilities may not have the requisite equipment or sufficient capacity, may have higher costs and expenses, or may experience significant delays to adequately increase production to satisfactorily meet its customers’ expectations or requirements. Long-term production disruptions may cause CompoSecure’s customers to modify their Payment Card programs to use plastic cards or to seek alternative supply of metal cards. Any such production interruptions or disruptions could adversely impact CompoSecure’s business, financial condition and results of operations.
For example, government-imposed measures in response to the COVID-19 pandemic led CompoSecure to temporarily limit operations at some of its facilities. As a result, CompoSecure’s credit card production rate was negatively affected. The continuation of the COVID-19 pandemic and the containment measures instituted as a result thereof could amplify the negative impact on CompoSecure’s credit card production and, as a result, have a material adverse effect on CompoSecure’s business, financial condition and results of operations.
CompoSecure’s future growth may depend upon its ability to develop, introduce and commercialize new products, which can be a lengthy and complex process. If CompoSecure is unable to introduce new products and services in a timely manner, its business could be materially adversely affected.
The markets for CompoSecure’s products and services are subject to technological changes, frequent introductions of new products and services and evolving industry standards. The process for developing innovative or technologically enhanced products can deplete time, money and resources, and requires the ability to accurately forecast technological, market and industry trends. In order to achieve successful technical execution of new products, CompoSecure may need to undertake time-consuming and expensive research and development activities, which could negatively impact the servicing of its existing customers. CompoSecure may also experience difficult market conditions that could delay or prevent the successful research and development, marketing launches and consumer deployment of such newly designed products, whereby it could incur significant additional cost and expense. In addition, competitors may develop and commercialize competing products faster and more efficiently than CompoSecure is able to do so, which could further negatively impact its business.

CompoSecure’s product and service offerings could be rendered obsolete if it is unable to develop and introduce innovative products in a cost-effective and timely manner. In particular, the rise in the adoption of wireless or mobile payment systems may make physical metal cards less attractive as a method of payment, which could result in less demand for these products. Although to date CompoSecure has not witnessed a material reduction in card-based payments in the United States resulting from the emergence of wireless or mobile payment systems, such payment systems offer consumers an alternative method to make purchases without the need to carry a physical card by relaying on cellular telephones or other technological products to make payments. If these wireless or mobile payment systems are widely adopted, it could result in a reduction of the number of physical Payment Cards issued to consumers. Moreover, other developing or unforeseen technology solutions and products could render CompoSecure’s existing products unpopular, irrelevant or obsolete altogether.
CompoSecure’s ability to develop and deliver new products and services successfully will depend on various factors, including its ability to: effectively identify and capitalize upon opportunities in new and emerging product markets; invest resources in innovation and research and development; complete and introduce new products and integrated services solutions in a timely manner; license any required third-party technology or intellectual property rights; qualify for and obtain required industry certification for its products; and retain and hire talent experienced in developing new products and services. CompoSecure’s business and growth also depends in part on the success of CompoSecure’s strategic relationships with third parties, including technology partners or other technology companies whose products are integrated with CompoSecure’s products. Failure of any of these technology companies to maintain, support or secure their technology platforms in general, and CompoSecure’s integrations in particular, or errors or defects in their technologies or products, could adversely affect CompoSecure’s relationships with customers, damage CompoSecure’s brand and reputation, and could adversely affect CompoSecure’s business, financial condition and results of operations.
CompoSecure’s ability to enhance its existing products and to develop and introduce innovative new products that continue to meet the needs of its customers may affect its future success. CompoSecure may experience difficulties that could delay or prevent the successful development, marketing or deployment of these products, or its newly enhanced services may not meet market demands or achieve market traction. CompoSecure’s potential failure to complete or gain market acceptance of new products, services and technologies could adversely affect its ability to retain existing customers or attract new ones.
A disruption in CompoSecure’s operations or supply chain could adversely affect its business and financial results.
As a company engaged in manufacturing and distribution, CompoSecure is subject to the risks inherent in such activities, including disruptions or delays in supply chain or information technology, product quality control, as well as other external factors over which it has no control. Some of the key components for its products are metals, and EMV chips, which it sources from several key suppliers. CompoSecure obtains its components from multiple suppliers located in the United States and abroad, on a purchase order basis. Changes in the financial or business condition of CompoSecure’s suppliers could subject CompoSecure to losses or adversely affect its ability to bring products to market. Additionally, the failure of CompoSecure’s suppliers to comply with applicable standards and deliver goods and services in a timely manner in sufficient quantities could adversely affect its customer service levels and overall business. Any increases in the costs of goods and services for CompoSecure’s business may also adversely affect its profit margins particularly if CompoSecure is unable to achieve higher price increases or otherwise increase cost or operational efficiencies to offset the higher costs.
The COVID-19 pandemic and related government measures in response to the pandemic negatively affected CompoSecure’s suppliers, which in turn negatively affected CompoSecure’s production and business. In addition, there is an increased demand for microchips worldwide in various industries and manufacturers of chips are experiencing shortages in supply, which could adversely affect CompoSecure’s ability to obtain sufficient chips for its manufacturing operations.
CompoSecure has limited experience in the Cryptocurrency industry and may not succeed in commercializing the Arculus Platform.
With its business operations historically focused on the Payment Card industry, CompoSecure is a new entrant into the Cryptocurrency industry. The Arculus Platform was commercially launched in the third quarter of 2021. It is possible that consumers of Digital Asset storage products may not be willing to purchase or use the Arculus products, and CompoSecure may not be able to establish partnerships with its existing and/or new customers to drive partner-branded versions of the Arculus Key card or other Arculus Ecosystem products or services. If CompoSecure is unable to successfully establish sufficient consumer sales, commercial partnerships and/or business-to-business sales channels, that would likely have a material adverse effect on CompoSecure’s business, financial condition and results of operations. Furthermore, a significant portion of CompoSecure’s future growth is expected to come from its Arculus Platform business. If the Arculus Platform fails to gain market acceptance, or the Arculus Platform otherwise fails to be as successful as CompoSecure expects, CompoSecure’s ability to achieve its currently-forecasted performance will be significantly impaired.
In addition, CompoSecure must rely on vendors and development partners for certain components of its Arculus Cold Storage Wallet products, and must source and procure NFC-enabled chips to be embedded in its Arculus Key cards, as well as other materials used in the manufacture of the Arculus Key card. The performance of CompoSecure’s vendors and development partners, and the availability of NFC-enabled chips and other materials, is essential to the success of the Arculus Wallet and Arculus Key card. There is currently a global shortage of chips due to increased demand and interruptions of production, both resulting from the COVID-19 pandemic. If CompoSecure’s vendors and development partners do not perform as expected, or if CompoSecure is not able to source and procure sufficient quantities of NFC-enabled chips and other materials, the success of its Arculus Cold Storage Wallet and Arculus Key card could be negatively impacted, which could have a material adverse effect on CompoSecure’s business, financial condition and results of operations. In addition, changes or delays in supply or pricing of NFC-enabled chips, or other necessary materials, could materially negatively impact the potential margins and profitability of CompoSecure’s Arculus business.
Digital Asset Wallet storage systems, such as the Arculus Cold Storage Wallet, are subject to potential illegal misuse, risks related to a loss of funds due to theft of Digital Assets, security and cybersecurity risks, system failures and other operational issues, which could cause damage to CompoSecure’s reputation and brand.
Blockchain-related products and services, in particular Digital Assets (including Cryptocurrencies), have the potential to be used for financial crimes or other illegal activities. Because the Blockchain platform that CompoSecure is developing is novel, there are uncertainties regarding any legal and regulatory requirements for preventing Blockchain-related products and services from being put to such unlawful uses, and there are uncertainties regarding the liabilities and risks to CompoSecure if CompoSecure is unable to prevent such unlawful uses. Even if CompoSecure complies with all laws and regulations regarding financial and Blockchain-related products and services, CompoSecure has no ability to ensure that its customers, partners or others to whom CompoSecure licenses or sells its products and services comply with all laws and regulations applicable to them and their transactions. Any negative publicity CompoSecure receives regarding any allegations of unlawful uses of the Arculus Platform, including the Arculus Key card or the Arculus Wallet product could damage CompoSecure’s reputation and such damage could be material and adverse, including to aspects of CompoSecure’s business that are unrelated to the Arculus Platform. More generally, any negative publicity regarding unlawful uses of Blockchain technology or Digital Assets in the marketplace could materially reduce the demand for CompoSecure’s products and services, including the Arculus Platform.
The initial Arculus Cold Storage Wallet product is comprised of a Cold Storage device and a mobile Wallet App. A Cold Storage Wallet uses an architecture where the Private Keys needed to access Digital Assets, such as Cryptocurrencies, are not connected to the Internet. In the Arculus Platform, the Arculus Cold Storage Wallet comprises the Arculus Key card, which stores the Private Keys on a secure NFC-enabled chip embedded in the card, and the Arculus Wallet App configured to communicate via NFC with the Arculus Key card. A user may choose to store his or her Digital Assets in a Cold Storage Wallet if such user has no immediate plan to use those Digital Assets because a Cold Storage Wallet potentially may be safer than a Hot Storage Wallet because the connection of a Hot Storage Wallet to the Internet makes it potentially more vulnerable to hacking. Through the use of Cold Storage Wallet technology, the Arculus Platform, with its three-factor authentication technology, may be able to increase the safety of users’ assets during storage, as compared to storing such Digital Assets in a Hot Storage Wallet. Further, Digital Assets are controllable only by the possessor of both the unique public and Private Keys relating to the local or online digital Wallet in which they are held, which Wallet’s public key or address is reflected in the network’s public Blockchain. Notwithstanding the increased security of the Cold Storage Wallet system as compared to a Hot Storage Wallet system, any loss of Private Keys, or hack or other compromise of, the Cold Storage Wallets could materially and adversely affect CompoSecure’s customers’ ability to access or swap their Digital Assets and could cause significant reputational harm to CompoSecure, its Arculus Platform products and services and the Arculus Platform.
The Arculus Cold Storage Wallet employs security measures common to Blockchain technologies, and specifically includes an advanced three-factor authentication, including biometric, PIN, and key card authentication, as well as passcode storage that is separate from the encrypted keys located on the Arculus Key card. The effectiveness of these and any other security measures to be employed by users of the Arculus Cold Storage Wallet currently in development have not yet been determined. There is no guarantee that these security measures or any that CompoSecure may develop in the future will be effective. Any failure of these security features may result in the loss of customers’ Digital Assets and cause reputational harm, which may be material to CompoSecure, the occurrence of any of the foregoing could have a material adverse effect on CompoSecure’s business, financial condition and results of operations.
Regulatory changes or actions may restrict the use of the Arculus Wallet or Digital Assets in a manner that adversely affects CompoSecure’s business, prospects or operations.
Regulatory Uncertainty Surrounding the Digital Asset Environment, including Cryptocurrencies
As Digital Assets, including cryptocurrencies, have grown in both popularity and market size, governments around the world have reacted differently to Digital Assets, with certain governments deeming them illegal and others allowing their use and trade under certain circumstances. In addition, governments or regulatory authorities may impose new or additional licensing, registration or other compliance requirements on participants in the Digital Asset industry. Ongoing and future regulatory actions may impact the ability of CompoSecure to develop and offer products involving the use of Digital Assets, including the Arculus Wallet, or may impose additional costs, which may be material, on CompoSecure in connection with such products, and such impact may be material and adverse. For example, the Commodities Futures Trading Commission (“CFTC”) has designated bitcoin, a form of Digital Asset that frequently is referred to as a Cryptocurrency, as a commodity, and as such, trades in bitcoin are subject to the CFTC’s antifraud authority.
Regulatory Risks Resulting from Potential Designation of Certain Digital Assets as Securities
The Securities and Exchange Commission (“SEC”) staff has stated that bitcoin is not a security, but has asserted that certain other Digital Assets, such as XRP, are securities subject to the SEC’s substantive and antifraud authority. Further, derivatives on these Digital Assets, tokens that represent certain derivatives, and certain leveraged transactions on Digital Assets, may be subject to substantive regulation by the CFTC and/or SEC. In sum, these federal regulators, and various U.S. state and non-U.S. regulators, are still developing their frameworks for regulating Digital Assets.
There is currently no uniformly applicable legal or regulatory regime governing Digital Assets in certain jurisdictions, including in the U.S. A particular Digital Asset’s status as a “security” or other regulatory investment or the treatment of digital currency for tax purposes, in any relevant jurisdiction is subject to a high degree of uncertainty and potential inconsistency across regulatory regimes, and if CompoSecure is unable to properly characterize a Digital Asset or assess its tax treatment, CompoSecure may be subject to regulatory scrutiny, investigations, fines, and other penalties, which may adversely affect CompoSecure’s business, operating results, and financial condition. Some jurisdictions have taken a broad-based approach to classifying Digital Assets as “securities,” while other foreign jurisdictions have adopted a narrower approach. As a result, certain Digital Assets may be deemed to be a “security” under the laws of some jurisdictions but not others. In the future, jurisdictions may adopt additional heterogeneous laws, regulations, or directives that affect the characterization of Digital Assets as “securities.”
In order to determine whether a particular Cryptocurrency or other Digital Asset is a security prior to supporting purchase and swap transactions on the Arculus Platform in such Cryptocurrency or other Digital Asset, CompoSecure relies upon legal and regulatory analysis of legal counsel with expertise in the Digital

Asset industry. This legal and regulatory analysis is informed not only by existing U.S. federal securities law, including case law, but also takes into account relevant U.S. federal and state enforcement actions, guidance and commentary of relevant U.S. regulators and staff thereof — including speeches and published securities law frameworks, other published analyses and ratings by market participants, securities litigation, those digital assets listed by what CompoSecure believes to be respected Digital Asset trading platforms, published news and other data and materials that may from time to time become available to CompoSecure. Accordingly, CompoSecure’s determinations concerning which Cryptocurrencies and other Digital Assets are likely to be securities is updated regularly, in light of ongoing developments, and CompoSecure expressly reserves the right (as reflected in its terms and conditions) to discontinue support for purchase and swap transactions for any Cryptocurrencies and other Digital Assets, should CompoSecure determine that such Cryptocurrencies or other Digital Assets have a meaningful risk of being characterized as securities (i.e., that there is a current reasonable likelihood that U.S. regulators or judicial authorities definitively determine, through legislation, rulemaking, case law or enforcement activity, that a particular Cryptocurrency or other Digital Asset is a security under the federal securities laws). While the methodology CompoSecure has used, and expects to continue to use, to determine if purchase and swap transactions in a Cryptocurrency or other Digital Asset will be supported in the Arculus Platform is ultimately a risk-based assessment, it does not preclude legal or regulatory action based on the presence of a security. If CompoSecure is found to have supported purchase and swap transactions in its Arculus Platform for Cryptocurrencies or other Digital Assets which are subsequently determined to be securities, it is possible that CompoSecure could be viewed as inadvertently acting as an unlicensed broker-dealer which could subject CompoSecure to, among other things, regulatory enforcement actions, censure, monetary fines, restrictions on the conduct of its Arculus business operations and/or rescission/damages claims by customers who use the Arculus Platform. CompoSecure’s failure to comply with applicable laws or regulations, or the costs associated with defending any action alleging CompoSecure’s noncompliance with applicable laws or regulations, could materially and adversely affect CompoSecure, its business and its results of operations.
Because the Arculus Platform may facilitate purchase and swap transactions in Digital Assets that could be classified as “securities,” CompoSecure’s business may be subject to additional risk because such Digital Assets are subject to heightened scrutiny including under customer protection, anti-money laundering, counter terrorism financing and sanctions regulations. To the extent the Arculus Platform supports purchase and swap transactions in any Digital Assets that are deemed to be securities under any of the laws of the U.S. or another jurisdiction, or in a proceeding in a court of law or otherwise, it may have adverse consequences. For instance, all purchase and swap transactions in such supported Digital Assets would have to be registered with the SEC, or conducted in accordance with an exemption from registration, which could severely limit its liquidity, usability and transactability. Comparable or other requirements may be imposed by authorities in other jurisdictions. Further, such limitations could result in negative publicity and a decline in the general acceptance of Digital Assets and would make it difficult for such purchase and swap transactions in such supported Digital Assets to be traded, cleared, and custodied as compared to other Digital Assets that are not considered to be securities. To counter such risks, CompoSecure may have to remove Arculus Platform support for purchase and swap transactions in certain Digital Assets if and when such Digital Assets are designated as securities, which could hurt CompoSecure’s business. Alternatively, CompoSecure may be required to partner with third-party registered securities broker/dealers to facilitate securities trading by Arculus customers, and CompoSecure may be unsuccessful in efforts to establish such a partnership.
In addition, CompoSecure does not presently intend to effect or otherwise facilitate trading in securities by its Arculus customers through the use of its Arculus Wallet if such activities would require the use of a registered broker-dealer or investment adviser. Although CompoSecure is establishing policies and procedures to ensure that its Arculus business activities do not result in CompoSecure inadvertently acting as an unregistered broker-dealer or investment adviser, there can no assurance that such policies and procedures will be effective. If CompoSecure is found by relevant regulatory agencies to have inadvertently acted as an unregistered broker-dealer with respect to purchase and swap transactions in particular Cryptocurrencies, CompoSecure is expected to immediately cease supporting purchase and swap transactions in those Cryptocurrencies unless and until either the Cryptocurrency at issue is determined by the SEC or a judicial ruling to not be a security or CompoSecure partners with a third-party registered broker-dealer or investment adviser, acquires a registered broker-dealer or investment adviser or registers itself as a securities broker-dealer or investment adviser, any of which CompoSecure may elect not to do or may not be successful in doing. For any period of time during which CompoSecure is found to have inadvertently acted as an unregistered broker-dealer or investment adviser, CompoSecure could be subject to, among other things, regulatory enforcement actions, monetary fines, censure, restrictions on the conduct of its Arculus business operations and/or rescission/damages claims by customers who use the Arculus Platform. CompoSecure’s failure to comply with applicable laws or regulations, or the costs associated with defending any action alleging CompoSecure’s noncompliance with applicable laws or regulations, could materially and adversely affect CompoSecure, its business and its results of operations.
CompoSecure does not believe the storage and peer-to-peer/send & receive functionality provided by the Arculus WalletTM involves purchases, sales or other transactions effected by CompoSecure (or any party other than the sender and the recipient). Further, CompoSecure is not compensated for such user-directed activities. However, it is possible that regulators may determine that user-directed peer-to-peer transfers using the Arculus WalletTM would require registration and compliance with broker-dealer and/or securities exchange regulations.
Regulatory Risks of Operating as an Unregistered Exchange or as Part of an Unregistered Exchange Mechanism
Any venue that brings together purchasers and sellers of Cryptocurrencies or other Digital Assets that are characterized as securities in the United States is generally subject to registration as a national securities exchange, or must qualify for an exemption, such as by being operated by a registered broker-dealer as an alternative trading system (or ATS). To the extent that any venue accessed via the Arculus Platform is not so registered (or appropriately exempt), CompoSecure may be unable to permit continued support for purchase and swap transactions for Cryptocurrencies or other Digital Assets that become subject to characterization as securities. While CompoSecure does not believe that the Arculus Platform, which facilitates purchase and swap transactions in certain Cryptocurrencies and other Digital Assets, is itself a securities exchange or ATS, regulators may determine that this is the case, and CompoSecure would then be required to register as a securities exchange or qualify and register as an ATS, either of which could cause CompoSecure to discontinue its purchase and swap support for such Cryptocurrencies or other Digital Assets. Any such discontinuation could negatively impact CompoSecure’s business, operating results, and financial condition. In addition, to the extent other Cold Storage Wallets continue to provide access to such unregulated exchanges, the discontinuation of access for users of the Arculus Wallet may be unpopular with users and may reduce CompoSecure’s ability to attract and retain customers. Further, if CompoSecure is found to be in violation of the Exchange Act due to operation of an unregistered exchange or as part of an unregistered exchange mechanism, CompoSecure could be subject to significant monetary penalties, censure or other actions that may have a material and adverse effect on CompoSecure.
CompoSecure relies on third-party partners to provide certain features of the Arculus Wallet, and any interruptions in services provided by these third parties may impair our ability to support our customers.
CompoSecure partners with third-party development partners and exchanges to offer customers an option to trade fiat currency and cryptocurrencies using the Arculus Wallet and companion phone App. For additional information regarding CompoSecure’s existing Arculus Wallet partner relationships, as well as CompoSecure’s expectations regarding future partner relationships, please see the section of this proxy statement entitled, “Summary of CompoSecure’s Business — Overview.” If these third parties experience operational interference or disruptions, breach their agreements with us, fail to perform their obligations and meet our expectations, or experience a cybersecurity incident, our operations could be disrupted or otherwise negatively affected. If CompoSecure is unable to procure alternatives in a timely and efficient manner and on acceptable terms, or at all, in case of third-party service unavailability, it could result in customer dissatisfaction, regulatory scrutiny, and damage to our reputation and brand, and other consequences that materially and adversely affect our business. Furthermore, although the agreements with CompoSecure’s existing partners contractually allocate liability to the partners for their actions, including liability relating to anti-money laundering, know your customer and other transaction-related regulatory compliance requirements, these provisions include limitations on liability. There can be no guarantee that CompoSecure would not be held liable for the actions of its partners, or that the liabilities would not exceed the contractual limitations on liability. Any liabilities incurred by CompoSecure for the actions of our third-party partners could have a material adverse effect on our business operations, financial condition and results of operations.

CompoSecure’s inability to safeguard against misappropriation or infringement of its intellectual property may adversely affect its business.
CompoSecure’s patents, trade secrets and other intellectual property rights are critical to its business. CompoSecure’s ability to safeguard its proprietary product designs and production processes against misappropriation by third parties is necessary to maintain its competitive position within its industry. Therefore, CompoSecure routinely enters into confidentiality agreements with its employees, consultants and strategic partners to limit and dictate access to, and distribution of, its proprietary information in an effort to safeguard its proprietary rights and trade secrets. However, such efforts may not adequately protect CompoSecure’s intellectual property against infringement and misappropriation by unauthorized third parties. Such third parties could interfere with CompoSecure’s relationships with customers if successful in attempts to misappropriate CompoSecure’s proprietary information or copy CompoSecure’s products designs, or portions thereof. Additionally, because CompoSecure’s customers primarily purchase products on a purchase order basis and not pursuant to a detailed written contract, where CompoSecure does not have the benefit of written protections with respect to certain intellectual property terms beyond standard terms and conditions, CompoSecure may be exposed to potential infringement of its intellectual property rights. Enforcing its intellectual property rights against unauthorized use may be expensive and cause CompoSecure to incur significant costs, all of which could adversely affect its business, financial condition and results of operations. There is no assurance that CompoSecure’s existing or future patents will not be challenged, invalidated or otherwise circumvented. The patents and intellectual property rights CompoSecure obtains, including CompoSecure’s intellectual property rights which are formally registered in the United States and abroad, may be insufficient to provide meaningful protection or commercial advantage. Moreover, CompoSecure may have difficulty obtaining additional patents and other intellectual property protections in the future. Effective patent, trademark, service mark, copyright and trade secret protection may not be available in every country in which CompoSecure provides its products or services. Any of the foregoing factors may have a material adverse effect on CompoSecure’s business.
CompoSecure may incur substantial costs because of litigation or other proceedings relating to patents and other intellectual property rights.
Companies in CompoSecure’s industry have commenced litigation to properly protect their intellectual property rights. Any proceedings or litigation that CompoSecure initiates to enforce CompoSecure’s intellectual property rights, or any intellectual property litigation asserted against CompoSecure, could be costly and divert the attention of managerial and other personnel and further, could result in an adverse judgement or other determination that could preclude CompoSecure from enforcing its intellectual property rights or offering some of its products to its customers. Royalty or other payments arising in settlements could negatively impact CompoSecure’s profit margins and financial results. If CompoSecure is unable to successfully defend against claims that it has infringed the intellectual property rights of others, CompoSecure may need to indemnify some customers and strategic partners related to allegations that its products infringe the intellectual property rights of others. Additionally, some of CompoSecure’s customers, suppliers and licensors may not be obligated to indemnify CompoSecure for the full costs and expenses of defending against infringement claims. CompoSecure may also be required to defend against alleged infringement of the intellectual property rights of third parties because CompoSecure’s products contain technologies properly sourced from suppliers or customers. CompoSecure may be unable to determine in a timely manner or at all whether such intellectual property use infringes the rights of third parties. Any such litigation or other proceeding could adversely affect CompoSecure’s business, financial condition and results of operations.
Production quality and manufacturing process disruptions could adversely affect CompoSecure’s business.
CompoSecure’s products and its technological processes are highly complex, require specialized equipment to manufacture and are subject to strict tolerances and requirements. CompoSecure could experience production disruptions due to machinery or technology failures, or as a result of external factors such as delays or quality control issues regarding materials provided by its suppliers. Utilities interruption or other factors beyond CompoSecure’s control like natural disasters may also cause production disruptions. Such disruptions can reduce product yields and product quality, or interrupt or halt production altogether. As a result, CompoSecure may be required to deliver products at a lower quality level in a less timely or cost-effective manner, rework or replace products, or may not be able to deliver products at all. Any such event could adversely affect CompoSecure’s business, financial condition and results of operations.
CompoSecure is dependent on certain distribution partners for distribution of its products and services. A loss of distribution partners could adversely affect CompoSecure’s business.
A small number of distribution partners currently deliver a significant percentage of CompoSecure’s products and services to customers. CompoSecure intends to continue devoting resources in support of its larger distribution partners, but there are no guarantees that these relationships will remain in place over the short-or long-term. In addition, CompoSecure cannot be assured that any of these distribution partners will continue to generate current levels of customer demand. A loss of any of these distribution partners could have a material adverse effect on CompoSecure’s business, financial condition and results of operations.
CompoSecure faces competition that may result in a loss of its market share and/or a decline in profitability.
CompoSecure’s industry is highly competitive and CompoSecure expects it to remain highly competitive as competitors cut production costs, new product markets develop, and other competitors attempt to enter the markets in which it operates or new markets in which it may enter. Some of CompoSecure’s existing competitors have more sales, marketing, specialized manufacturing, and efficient distribution processes. CompoSecure may also face competition from new competitors that may enter CompoSecure’s industry or specific product market. Such current or new competitors may develop technologies, processes or products that are better suited to succeed in the marketplace as a result of enhanced features and functionality at lower costs, particularly as technological sophistication of such competitors and the size of the market increase. These factors could lower CompoSecure’s average selling prices and reduce gross margins. If CompoSecure cannot sufficiently reduce its production costs or develop innovative technologies or products, it may not be able to compete effective in its product market and maintain market share therein, which could adversely affect its business, financial condition and results of operations.
CompoSecure’s long-lived assets represent a significant portion of its total assets, and their full value may never be realized.
CompoSecure’s long-lived assets recorded as of September 30, 2021 were $23.9 million, representing approximately 22.2% of its total assets, of which CompoSecure has recorded plant, equipment and leasehold improvements of $23.3 million, as its operations require significant investments in machinery and equipment.
CompoSecure reviews other long-lived assets for impairment on an as-needed basis and when circumstances, alterations, or other events indicate that an asset group or carrying amount of an asset may not be recoverable. Examples of these other long-lived assets include intangible but identifiable assets and plant, equipment, and leasehold improvements. If CompoSecure must write-down long-lived assets, CompoSecure records the appropriate charge, which may adversely affect its operation outcomes, financial performance, and overall business. Such write-downs of long-lived assets may result from a drop in future expected cash flows and worsening performance, among other factors.
CompoSecure’s failure to operate its business in compliance with the standards of the PCI Security Standards Council or other industry standards applicable to its customers, such as Payment Networks certification standards, could adversely affect its business.
Many of CompoSecure’s customers issue their cards on the Payment Networks that are subject to the standards of the PCI Security Standards Council or other standards and criteria relating to product specifications and supplier facility physical and logical security that CompoSecure must satisfy in order to be eligible to supply products and services to such customers. CompoSecure’s contractual arrangements with its customers may be terminated if CompoSecure fails to comply with these standards and criteria.
CompoSecure makes significant investments to its facilities in order to meet these industry standards, including investments required to satisfy changes adopted from time to time in industry standards. CompoSecure may become ineligible to provide products and services to its customers if it is unable to continue to meet these standards. Many of the products CompoSecure produces and services it provides are subject to certification with one or more of the Payment Networks. CompoSecure may lose the ability to produce cards for or provide services to banks issuing credit or debit cards on the Payment Networks if it were to lose its certification from one or more of the Payment Networks or PCI certification for one or more of its facilities. If CompoSecure is not able to produce cards for or provide services to any or all of the issuers issuing debit or credit cards on such networks, it could lose a substantial number of its customers, which could have a material adverse effect on its business, financial condition and results of operations.
As consumers and businesses spend less, CompoSecure’s business, operation outcomes, and financial state may be adversely affected.
Companies that rely heavily on consumer and business spending are exposed to changing economic conditions and are impacted by changes in consumer confidence, consumer spending, discretionary income levels or consumer purchasing habits. A continuous decline in general economic condition, particularly in the United States, or increases in interest rates, may reduce demand for CompoSecure’s products, which could negatively impact its sales. An economic downturn could cause credit card issuers to switch card programs to plastic cards, seek lower-priced metal hybrid card suppliers, reduce credit limits, close accounts, and become more selective with respect to whom they issue credit cards. Such conditions and potential outcomes could adversely affect CompoSecure’s financial performance, overall business, and operation outcomes.
Product liability and warranty claims and their associated costs may adversely affect CompoSecure’s business.
The nature of CompoSecure’s products is highly complex. As a result, CompoSecure cannot guarantee that defects will not occur from time to time. CompoSecure may incur extensive costs as a result of these defects and any resulting claims. For example, product recalls, writing down defective inventory, replacing defective items, lost sales or profit, and third-party claims can all give rise to costs incurred by CompoSecure. CompoSecure may also face liability for judgments and/or damages in connection with product liability and warranty claims. Damage to CompoSecure’s reputation could occur if defective products are sold into the marketplace, resulting in further lost sales and profits and additional damages. To the extent that CompoSecure relies on purchase orders to govern its commercial relationships with its customers, CompoSecure may not have specifically negotiated the allocation of risk for product liability obligations. Instead, CompoSecure typically rely on warranties and limitations of liability included in CompoSecure’s standard forms of order acceptance, invoice and other contract documents with its customers. Similarly, CompoSecure obtains products and services from suppliers, some of which also use purchase order documents which may include limitations on product liability obligations with respect to their products and services. As a result, CompoSecure may bear all or a significant portion of any product liability obligations rather than transferring this risk to our customers. CompoSecure’s reputation would be harmed and there could be a material adverse effect on its business, financial condition and results of operations if any of these risks materialize.
If tariffs and other restrictions on imported goods are imposed by the U.S. government, CompoSecure’s revenue and operations may be materially and adversely affected.
A portion of the raw materials used by CompoSecure to manufacture its products are obtained, directly or indirectly, from companies located outside of the United States. Recently, tariffs have been imposed on imports from certain countries outside of the United States. As a result, further trade restrictions and/or tariffs may be forthcoming. Certain international trade agreements may also be at risk, as the current U.S. administration has voiced some opposition in respect thereof. These factors may stagnate the economy, impact relationships with and access to suppliers, and/or materially and adversely affect CompoSecure’s business, operation outcomes, and financial state. These and future tariffs, as well as any other global trade developments, bring with them uncertainty. CompoSecure cannot predict future changes to imports covered by tariffs or which countries will be included or excluded from such tariffs. The reactions of other countries and resulting actions on the United States and similarly situated companies could negatively impact CompoSecure’s business, operation outcomes, and financial state.
CompoSecure’s international sales subject CompoSecure to additional risks that can adversely affect its business, operating results and financial condition.
During 2020 and 2019, CompoSecure derived 21% and 18%, respectively, of its revenue from sales to customers located outside the U.S. CompoSecure’s ability to convince customers to expand their use of its products or renew their agreements with CompoSecure is directly correlated to its direct engagement with such customers. To the extent that CompoSecure is unable to engage with non-U.S. customers effectively with its limited sales force, CompoSecure may be unable to grow sales to international customers to the same degree it has experienced in the United States.
CompoSecure’s international operations subject it to a variety of risks and challenges, including:
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fluctuations in currency exchange rates and related effect on its operating results;

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general economic conditions in each country or region;

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the impact of Brexit; reduction in billings, foreign currency exchange rates, and trade with the EU;

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the effects of a widespread outbreak of an illness or disease, or any other public health crisis,

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including the COVID-19 pandemic, in each country or region;

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economic uncertainty around the world; and

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compliance with U.S. laws and regulations for foreign operations, including the Foreign Corrupt Practices Act, the U.K. Bribery Act, import and export control laws, tariffs, trade barriers, economic sanctions and other regulatory or contractual limitations on its ability to sell its products in certain foreign markets, and the risks and costs of non-compliance.

Any of these risks could adversely affect CompoSecure’s international sales, reduce its international revenues or increase its operating costs, adversely affecting its business, financial condition and operating results.
CompoSecure relies on licensing arrangements in production and other fields, and actions taken by any of its licensing partners could have a material adverse effect on its business.
Many of CompoSecure’s products integrate third-party technologies that CompoSecure licenses or otherwise obtains the right to use. CompoSecure has entered into licensing agreements that provide access to technology owned by third parties. The terms of CompoSecure’s licensing arrangements vary. These different terms could have a negative impact on CompoSecure’s performance to the extent new or existing licensees demand a greater proportion of royalty revenues under our licensing arrangements. Additionally, such third parties may not continue to renew their licenses with CompoSecure on similar terms or at all, which could negatively impact its net sales. If CompoSecure is unable to continue to successfully renew these agreements, it may lose its access to certain technologies relied upon to develop certain of its products. The loss of access to those technologies, if not replaced with internally-developed or other licensed technology, could have a material adverse effect on CompoSecure’s result of operations.
The adoption of new tax legislation could affect our financial performance.
We are subject to income and other taxes in the United States. Our effective tax rate in the future could be adversely affected by changes in tax laws. More generally, it is possible that U.S. federal income or other tax laws or the interpretation of tax laws will change. For example, the Biden Administration has proposed an increase in the U.S. corporate income tax rate and a minimum corporate tax based on book income. It is difficult to predict whether and when there will be tax law changes having a material adverse effect on our business, financial condition, results of operations and cash flows.
Risks Related to Our Indebtedness
CompoSecure has, and following completion of the Business Combination the Combined Entity will have, a substantial amount of indebtedness, which may limit our operating flexibility and could adversely affect our business, financial condition and results of operations.
CompoSecure had approximately $237 million of indebtedness as of September 30, 2021, consisting of amounts outstanding under its senior secured credit facility. Following the Business Combination and unless the Combined Entity repays any of such indebtedness, the Combined Entity is expected to have outstanding indebtedness in approximately the same amount. This does not give effect to the Exchangeable Notes to be issued by CompoSecure in the Note PIPE Investment.
The indebtedness of the Combined Entity following the Business Combination could have important consequences to our investors, including, but not limited to:
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increasing the Combined Entity’s vulnerability to, and reducing its flexibility to respond to, general adverse economic and industry conditions;

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requiring the dedication of a substantial portion of the Combined Entity’s cash flow from operations to servicing debt, including interest payments and quarterly excess cash flow prepayment obligations;

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limiting the Combined Entity’s flexibility in planning for, or reacting to, changes in its business and the competitive environment; and

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limiting the Combined Entity’s ability to borrow additional funds and increasing the cost of any such borrowing.

The interest rates in CompoSecure’s, and after the Business Combination, the Combined Entity’s, credit facility are set based upon stated margins above lender’s base rate and the London Interbank Offered Rate, an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market, which is subject to fluctuation. In addition, the interest rate margin applicable to CompoSecure’s term loans and revolving loans can vary by one hundred (100) basis points depending on our total leverage ratio. An increase in interest rates would adversely affect the Combined Entity’s profitability.
Upon the occurrence of an event of default relating to the CompoSecure credit facility, the lenders could elect to accelerate payments due and terminate all commitments to extend further credit.
Under the Combined Entity’s credit facility, upon the occurrence of an event of default, the lenders will be able to elect to declare all amounts outstanding under the credit agreement to be immediately due and payable and terminate all commitments to lend additional funds. If we are unable to repay those amounts, the lenders under the credit agreement could proceed to foreclose against the collateral of the Combined Entity that secures that indebtedness. CompoSecure has granted the lenders a security interest in substantially all of its assets.
The debt outstanding under CompoSecure’s existing credit facility has a variable rate of interest that is based on the London Interbank Offered Rate (“LIBOR”) which may have consequences for CompoSecure that cannot be reasonably predicted and may increase CompoSecure’s cost of borrowing in the future.
CompoSecure’s debt outstanding under its existing credit facility bears interest at a variable rate per annum that is calculated based upon the LIBOR rate plus the applicable margin, ranging from 2.0% – 3.0%. The LIBOR benchmark has been the subject of national, international, and other regulatory guidance and proposals for reform. In July 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling banks to submit rates for the calculation of LIBOR after 2021. However, for U.S. dollar LIBOR, the relevant date was deferred to June 30, 2023 for certain tenors (including overnight and one, three, six and 12 months), at which time the LIBOR administrator will cease publication of U.S. dollar LIBOR. Despite this deferral, the LIBOR administrator has advised that no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021. These actions indicate that the continuation of U.S. LIBOR on the current basis cannot be guaranteed after June 30, 2023. Moreover, it is possible that U.S. LIBOR will be discontinued or modified prior to June 30, 2023. While regulators in various jurisdictions have been working to replace LIBOR, it is unclear whether new agreed-upon benchmark rates will be established. Although CompoSecure’s credit facility provides for alternative reference rates, such alternative reference rates and the consequences of the phase-out of LIBOR cannot be entirely predicted at this time. An alternative reference rate could be higher or more volatile than LIBOR prior to its discontinuance, which could result in an increase in the cost of CompoSecure’s indebtedness, adversely impacting CompoSecure’s financial condition and results of operations. Additionally, the U.S. or global financial markets may be disrupted as a result of the phase-out of LIBOR, which could also have a material adverse effect on CompoSecure’s business, financial condition and results of operations.

The Combined Entity’s credit facility will contain restrictive covenants that may impair our ability to conduct business.
CompoSecure’s credit facility contains, and following the completion of the Business Combination the Combined Entity’s credit facility will contain, operating covenants and financial covenants that may in each case limit management’s discretion with respect to certain business matters. CompoSecure must, and following the Business Combination we will be required to, comply with a maximum total leverage ratio and a minimum debt service coverage ratio. Among other things, these covenants restrict our and our subsidiaries’ ability to grant additional liens, consolidate or merge with other entities, purchase or sell assets, declare dividends, incur additional debt, make advances, investments and loans, transact with affiliates, issue equity interests, modify organizational documents and engage in other business. As a result of these covenants and restrictions, we will be limited in how we conduct our business and we may be unable to raise additional debt or other financing to compete effectively or to take advantage of new business opportunities. The terms of any future indebtedness we may incur could include more restrictive covenants. Failure to comply with such restrictive covenants may lead to default and acceleration under our credit facility and may impair our ability to conduct business. We may not be able to maintain compliance with these covenants in the future and, if we fail to do so, that we will be able to obtain waivers from the lenders and/or amend the covenants, which may result in foreclosure of our assets.
See Note 6 of Notes to Consolidated Financial Statements in the Audited Consolidated Financial Statements of CompoSecure in this Proxy Statement for additional information.
Our guarantees of indebtedness and liabilities could limit the cash flow available for our operations, expose us to risks that could adversely affect our business, financial condition and results of operations and impair our ability to satisfy our obligations.
In connection with the Business Combination, CompoSecure intends to issue 7.00% Exchangeable Notes that are exchangeable into shares of Roman’s Class A Common Stock. The Exchangeable Senior Notes are guaranteed by CompoSecure, L.L.C. Our guarantees of indebtedness could have significant negative consequences for our security holders, equity holders and our business, results of operations and financial condition by, among other things:
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increasing our vulnerability to adverse economic and industry conditions;

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limiting our ability to obtain additional financing;

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requiring the dedication of a substantial portion of our cash flow from operations to service our guarantees of indebtedness, which reduces the amount of cash available for other purposes;

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limiting our flexibility to plan for, or react to, changes in our business;

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diluting the interests of Roman’s stockholders as a result of the issuance shares of Roman’s Class A Common Stock upon conversion of the Exchangeable Notes; and

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placing us at a possible competitive disadvantage with competitors that are less leveraged than us or have better access to capital.

Our business may not generate sufficient funds, and we may otherwise be unable to maintain sufficient cash reserves, to pay amounts that may become due under our guarantees of indebtedness, including in connection with the Exchangeable Notes, and our cash needs may increase in the future. In addition, any future indebtedness or guarantees of indebtedness that we may incur may contain financial and other restrictive covenants that limit our ability to operate our business, raise capital or make payments under our other indebtedness. If we fail to comply with these covenants or to make payments under our guarantees of indebtedness if and when due, then we could be in default under those guarantees of indebtedness, which could, in turn, result in that and our other indebtedness becoming immediately payable in full.
Risks Related to Roman DBDR and the Business Combination
Following the consummation of the Business Combination, our only significant asset will be our partial ownership of CompoSecure’s business. If CompoSecure’s business is not profitably operated, we may be unable to pay us dividends or make distributions to enable us to pay any dividends on our common stock or satisfy our other financial obligations.
Following the consummation of the Business Combination, we will have no direct operations and no significant assets other than the partial ownership of the Combined Entity, which will operate CompoSecure’s business. We will depend on profits generated by CompoSecure’s business for distributions, debt repayment and other payments to generate the funds necessary to meet our financial obligations, including our expenses as a publicly traded company, and to pay any dividends with respect to our capital stock. Legal and contractual restrictions in agreements governing the indebtedness of the Combined Entity, as well as the financial condition and operating requirements of the Combined Entity, may limit our ability to receive distributions from the Combined Entity’s business following the Business Combination.
Provisions in our charter and Delaware law may inhibit a takeover of us, which could limit the price investors might be willing to pay in the future for our common stock and could entrench management.
Our charter contains provisions that may discourage unsolicited takeover proposals that stockholders may consider to be in their best interests. These provisions include the ability of the Roman Board to designate the terms of and issue new series of preferred shares, which may make more difficult the removal of management and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities.
In addition, while we expect to opt out of Section 203 of the DGCL, our charter will contain similar provisions providing that we may not engage in certain “business combinations” with any “interested stockholder” for a three-year period following the time that the stockholder became an interested stockholder, unless:
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prior to such time, the Roman DBDR Board approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

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upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, excluding certain shares; or

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at or subsequent to that time, the business combination is approved by the Roman Board and by the affirmative vote of holders of at least two-thirds of our outstanding voting stock that is not owned by the interested stockholder.

These anti-takeover defenses could discourage, delay or prevent a transaction involving a change in control of the Combined Entity. These provisions could also discourage proxy contests and make it more difficult for you and other stockholders to elect directors of your choosing and cause us to take corporate actions other than those you desire.
Nasdaq may not list our securities on its exchange, and if they are listed, we may be unable to satisfy listing requirements in the future, which could limit investors’ ability to effect transactions in our securities and subject us to additional trading restrictions.
As a result of the proposed Business Combination, Nasdaq rules require that we apply to continue the listing of our common stock and warrants. While we will apply to have our common stock and warrants listed on Nasdaq upon consummation of the Business Combination, we must meet Nasdaq’s initial listing requirements. We may be unable to meet those requirements. Even if our securities are listed on Nasdaq following the Business Combination, we may be unable to maintain the listing of our securities in the future.
If we fail to meet the initial listing requirements and Nasdaq does not list our securities on its exchange, or if we are delisted, there could be significant material adverse consequences, including:
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a limited availability of market quotations for our securities;

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a limited amount of news and analyst coverage for the Combined Entity; and

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a decreased ability to obtain capital or pursue acquisitions by issuing additional equity or convertible securities.

We will incur significant costs and obligations as a result of being a public company.
As a privately held company, CompoSecure has not been required to comply with many corporate governance and financial reporting practices and policies required of a publicly traded company. As a publicly traded company, the Combined Entity will incur significant legal, accounting, insurance and other expenses that CompoSecure was not required to incur in the past. These expenses will increase once the Combined Entity is no longer an “emerging growth company” as defined under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. In addition, new and changing laws, regulations and standards relating to corporate governance and public disclosure for public companies, including Dodd Frank, the Sarbanes-Oxley Act, regulations related hereto and the rules and regulations of the SEC and Nasdaq, have increased the costs and the time that must be devoted to compliance matters. We expect these rules and regulations will increase our legal and financial costs and lead to a diversion of management time and attention from revenue-generating activities.
For as long as we remain an “emerging growth company” as defined in the JOBS Act, we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies.” We may remain an “emerging growth company” for up to five years from the consummation of our initial public offering or until such earlier time that we have $1.07 billion or more in annual revenues, have more than $700.0 million in market value of our common stock held by non-affiliates, or issue more than $1.0 billion of non-convertible debt over a three-year period. To the extent we choose not to use exemptions from various reporting requirements under the JOBS Act, or if we no longer can be classified as an “emerging growth company,” we expect that we will incur additional compliance costs, which will reduce our ability to operate profitably.
As an “emerging growth company,” we cannot be certain if the reduced disclosure requirements applicable to “emerging growth companies” will make our common stock less attractive to investors.
As an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including not being required to obtain an assessment of the effectiveness of our internal controls over financial reporting from our independent registered public accounting firm pursuant to Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. In addition, the JOBS Act provides that an emerging growth company can take advantage of an extended transition period for complying with new or revised accounting standards, which we have elected to do.
We cannot predict if investors will find our common stock less attractive because we will rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active market for our common stock, our share price may be more volatile and the price at which our securities trade could be less than if we did not use these exemptions.
If we do not develop and implement all required accounting practices and policies, we may be unable to provide the financial information required of a United States publicly traded company in a timely and reliable manner.
As CompoSecure is a privately held company, it has not been required to adopt all of the financial reporting and disclosure procedures and controls required of a United States publicly traded company. We expect that the implementation of all required accounting practices and policies and the hiring of additional financial staff will increase the operating costs of the Combined Entity and could require the management of the Combined Entity to devote significant time and resources to such implementation. If we fail to develop and maintain effective internal controls and procedures and disclosure procedures and controls, we may be unable to provide financial information and required SEC reports that are timely and reliable. Any such delays or deficiencies could harm us, including by limiting our ability to obtain financing, either in the public capital markets or from private sources and damaging our reputation, which in either cause could impede our ability to implement our growth strategy. In addition, any such delays or deficiencies could result in our failure to meet the requirements for continued listing of our common stock on Nasdaq.
If the Combined Entity’s performance following the Business Combination does not meet market expectations, the price of our securities may decline.
If the Combined Entity’s performance following the Business Combination does not meet market expectations, the price of our common stock may decline from the price of our common stock prior to the closing of the Business Combination. The market value of our common stock at the time of the Business Combination may vary significantly from the price on the date the Merger Agreement was executed, the date of this proxy statement, or the date on which our stockholders vote on the Business Combination. Because the number of shares of our common stock issued as consideration in the Business Combination will not be adjusted to reflect any changes in the market price of our common stock, the value of the shares of our common stock issued in the Business Combination may be higher or lower than the value of the same number of shares of our common stock on earlier dates.
In addition, following the Business Combination, fluctuations in the price of our common stock could contribute to the loss of all or part of your investment. Prior to the Business Combination, there has not been a public market for CompoSecure’s stock, and trading in our common stock has not been active. Accordingly, the valuation ascribed to CompoSecure and our common stock in the Business Combination may not be indicative of the price that will prevail in the trading market following the Business Combination. If an active market for our common stock develops and continues, the trading price of our common stock following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our common stock and our common stock may trade at prices significantly below the price you paid for them.
Factors affecting the trading price of our common stock following the Business Combination may include:
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actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

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changes in the market’s expectations about our operating results;

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success of competitors;

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our operating results failing to meet market expectations in a particular period;

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changes in financial estimates and recommendations by securities analysts concerning us or the financial payment card industry and market in general;

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operating and stock price performance of other companies that investors deem comparable to us;

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our ability to market new and enhanced products on a timely basis;

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changes in laws and regulations affecting our business;

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commencement of, or involvement in, litigation involving us;

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changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;

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the volume of shares of our common stock available for public sale;

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any significant change in our board or management;

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sales of substantial amounts of common stock by our directors, executive officers or significant stockholders or the perception that such sales could occur; and

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general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

Broad market and industry factors may depress the market price of our common stock irrespective of our operating performance. The stock market in general and Nasdaq have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for financial technology stocks or the stocks of other companies which investors perceive to be similar to us could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our common stock also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

Even if we consummate the Business Combination, the public warrants may never be in the money, and they may expire worthless.
The exercise price for our warrants is $11.50 per share, which exceeds the market price of our common stock, which was $10.18 per share based on the closing price on November 10, 2021. There can be no assurance that the public warrants will ever be in the money prior to their expiration and, as such, the warrants may expire worthless.
The terms of our warrants may be amended in a manner that may be adverse to the holders. The warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of a majority of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders. Accordingly, we may amend the terms of the warrants in a manner adverse to a holder if holders of at least a majority of the then outstanding public warrants approve of such amendment. Our ability to amend the terms of the warrants with the consent of at least a majority of the then outstanding public warrants is unlimited. Examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, shorten the exercise period or decrease the number of shares of our common stock purchasable upon exercise of a warrant.
We may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.
We have the ability to redeem outstanding warrants (excluding any placement warrants held by our Sponsor or their permitted transferees) at any time after they become exercisable and prior to their expiration, at $0.01 per warrant, provided that the last reported sales price (or the closing bid price of our common stock in the event the shares of our common stock are not traded on any specific trading day) of the common stock equals or exceeds $18.00 per share on each of 20 trading days within the 30 trading-day period ending on the third business day prior to the date on which we send proper notice of such redemption, provided that on the date we give notice of redemption and during the entire period thereafter until the time we redeem the warrants, we have an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force a warrant holder: (i) to exercise your warrants and pay the exercise price therefore at a time when it may be disadvantageous for you to do so, (ii) to sell your warrants at the then-current market price when you might otherwise wish to hold your warrants or (iii) to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, will be substantially less than the market value of your warrants.
Warrants to purchase our common stock will become exercisable following the Business Combination, which could increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.
Outstanding warrants to purchase an aggregate of 22,415,400 shares of our common stock will become exercisable on the 30th day following the closing of the Business Combination in accordance with the terms of the warrant agreement governing those securities. These warrants consist of 10,837,400 Private Placement Warrants originally included in the units issued in our IPO and 11,578,000 Public Warrants included in the placement units. Each warrant entitles its holder to purchase one share of our common stock at an exercise price of $11.50 per share and will expire at 5:00 p.m., New York time, five years after the closing of the Business Combination or earlier upon redemption of our common stock or our liquidation. To the extent warrants are exercised, additional shares of our common stock will be issued, which will result in dilution to our then existing stockholders and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could depress the market price of our common stock.

Our stockholders will experience immediate dilution due to the issuance of common stock to the members of CompoSecure as consideration in the Business Combination and the PIPE Investment. Having a minority share position likely reduces the influence that our current stockholders have on the management of the Combined Entity.
Based on CompoSecure’s current capitalization and following the Business Combination, we anticipate issuing an aggregate of 49,195,000 (assuming no redemption) or 63,919,627 (assuming maximum redemption) of newly issued shares of Roman DBDR Class B Common Stock, subject to adjustment as set forth in the Merger Agreement, to the members of CompoSecure as partial consideration in the Business Combination. We anticipate that, immediately following completion of the Business Combination, our existing stockholders will hold in the aggregate approximately 35.1% of our outstanding common stock (28% held by our public stockholders and 7.1% held by the Sponsor), and the CompoSecure Holders will hold approximately 59.5% of our outstanding common stock and the PIPE Investors will hold approximately 5.4% of our outstanding common stock. These ownership percentages do not take into account:
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any warrants or options to purchase our common stock that will be outstanding following the Business Combination;

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any equity awards that may be issued under our proposed Equity Incentive Plan following the Business Combination (See the section entitled “Proposal No. 6 — The Incentive Plan Proposal — Summary of Material Terms of Equity Incentive Plan” for more information); or

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the earn-out obligations in connection with the Business Combination; or

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the shares of common stock that will be issuable upon conversion of the Exchangeable Notes.

If any shares of our common stock are redeemed in connection with the Business Combination, the percentage of our outstanding common stock held by our public stockholders will decrease and the percentages of our outstanding common stock held immediately following the closing of the Business Combination by the CompoSecure Holders will increase. See the section entitled “Summary — Impact of the Business Combination on Roman DBDR’s Public Float” and “Unaudited Pro Forma Condensed Combined Financial Information” for further information. To the extent that any of the outstanding warrants or options are exercised for shares of our common stock, or awards are issued under the proposed Equity Incentive Plan, our existing stockholders may experience substantial dilution. Additionally, to the extent that any shares of Class A Common Stock are issued pursuant to the earn-out contemplated by the Merger Agreement, current stockholders may experience substantial dilution. Such dilution could, among other things, limit the ability of our current stockholders to influence our management through the election of directors following the Business Combination.
Our initial stockholders, directors and officers may have a conflict of interest in determining to pursue the acquisition of CompoSecure, since certain of their interests are different from or in addition to (and which may conflict with) the interests of our public stockholders, and such interests may have influenced their decisions to approve the Business Combination and recommend that our stockholders approve the Business Combination Proposal.
Our initial stockholders, officers and directors have interests in and arising from the Business Combination that are different from or in addition to, and which may conflict with, the interests of our public stockholders, which may result in a conflict of interest, including the following:
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our Sponsor will hold our common stock following the Business Combination, subject to lock-up agreements;

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our Sponsor will hold placement warrants to purchase shares of our common stock;

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our Sponsor paid an aggregate of $25,000 for their Sponsor Shares and $10,837,400 for their Private Placement Warrants and that such securities should have a significantly higher value at the time of the Business Combination and will have little or no value if we do not complete the Business Combination;

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our Sponsor, officers and directors have waived their redemption rights with respect to the Sponsor Shares, and Public Shares in connection with the Business Combination, and have waived their redemption and liquidation rights with respect to their Sponsor Shares and Public Shares if we are unable to complete a business combination by May 10, 2022;
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the Sponsor will have the right to appoint a board member of the Combined Entity; and

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our Sponsor may, but is not obligated to, loan us funds for working capital requirements, and if we are unable to complete a business combination by May 10, 2022 Roman DBDR may use a portion of its working capital held outside the Trust Account to repay the working capital loans, but no proceeds held in the Trust Account would be used to repay the working capital loans or advances.

The existence of financial and personal interests of one or more of Roman’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of Roman and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. In addition, Roman’s officers have interests in the Business Combination that may conflict with your interests as a stockholder. See “Proposal No. 1 — The Business Combination Proposal — Interests of Roman’s Directors and Executive Officers in the Business Combination” for a further discussion of these considerations.
The personal and financial interests of the Sponsor as well as Roman’s directors and officers may have influenced their motivation in identifying and selecting CompoSecure as a business combination target, completing an initial business combination with CompoSecure and influencing the operation of the business following the initial business combination. In considering the recommendations of the Roman Board to vote for the proposals, its stockholders should consider these interests.
Our directors and officers have discretion in agreeing to changes or waivers to the terms of the Merger Agreement and related transactions, which may result in a conflict of interest when determining whether such changes or waivers are appropriate and in our public stockholders’ best interest.
In the period leading up to the closing of the Business Combination, events may occur that, pursuant to the Merger Agreement, would require us to agree to amend the Merger Agreement, to consent to certain actions taken by CompoSecure or to waive rights to which we are entitled to under the Merger Agreement. These events could arise because of changes in CompoSecure’s business, a request by CompoSecure to undertake actions that would otherwise be prohibited by the terms of the Merger Agreement or the occurrence of other events that would have a material adverse effect on CompoSecure’s business and would entitle us to terminate the Merger Agreement. In any of such circumstances, it would be at our discretion, acting through the Roman Board, to consent to such a request or action or waive such rights. The existence of the financial and personal interests of the directors described elsewhere in these risk factors may result in a conflict of interest on the part of one or more of the directors between what he or she may believe is best for the public stockholders and what he or she may believe is best for himself or herself in determining whether or not to take the requested action or waive our rights. As of the date of this proxy statement, we do not believe there will be any requests, actions or waivers that our directors and officers would be likely to make after stockholder approval of the Business Combination Proposal has been obtained. While certain changes could be made without further stockholder approval, we will circulate a new or amended proxy statement and resolicit our stockholders if changes to the terms of the Business Combination and related transactions that would have a material impact on our stockholders are required prior to the vote on the Business Combination Proposal.
Our initial stockholders and certain other stockholders have agreed to vote in favor of the Business Combination, regardless of how our public stockholders vote.
Unlike many other blank check companies in which the founders agree to vote their founder shares in accordance with the majority of the votes cast by the public stockholders in connection with an initial business combination, our Sponsor, officers and directors have agreed to vote any shares of our common stock owned by them in favor of the Business Combination. As of the date hereof, our Sponsor holds approximately 20% of our issued and outstanding shares of common stock. Accordingly, it is more likely that the requisite stockholder approval will be received for the Business Combination than would be the case if our Sponsor, officers and directors agreed to vote any shares of our common stock owned by them in accordance with the majority of the votes cast by our public stockholders.

There are risks to unaffiliated investors of becoming stockholders of the Combined Entity through the Business Combination rather than through an underwritten public offering, including no independent due diligence review by an underwriter.
Stockholders should be aware that there are risks associated with CompoSecure’s equity securities becoming publicly traded through the Business Combination instead of through an underwritten offering, including that investors will not receive the benefit of the independent review of CompoSecure’s finances and operations, including its forecasts, typically undertaken by an investment bank acting as an underwriter for a public offering.
Underwritten public offerings of securities are subject to a due diligence review of the issuer by the underwriters to satisfy duties under the Securities Act, the rules of the Financial Industry Regulatory Authority, Inc. (FINRA) and the rules of the national securities exchange on which such securities will be listed. Additionally, underwriters conducting such public offerings are subject to liability for any material misstatements or omissions in a registration statement filed in connection with the public offering. Stockholders must rely on the information in this proxy statement and will not have the benefit of an independent review and investigation of the type typically performed by underwriters in a public securities offering. While sponsors, private investors and management in a business combination undertake financial, legal and other due diligence, it is not necessarily the same level of review or analysis that would be undertaken by underwriters in an underwritten public offering and, therefore, there could be a heightened risk of an inappropriate valuation of the business or material misstatements or omissions in this proxy statement.
There could also be more volatility in the near-term trading of the Combined Entity’s Class A Common Stock following the consummation of the Business Combination as compared to an underwritten public offering of its common stock, including as a result of the lack of a lock-up agreement between an underwriter and existing equity owners and/or certain investors. For example, the PIPE Investors will not enter into lock-up agreements restricting the sale of shares of Class A Common Stock acquired by the PIPE Investors in connection with the consummation of the Business Combination (including, in the case of the Note PIPE Investment, the shares of Class A Common Stock to be received upon an exchange of the senior notes). Instead, the PIPE Investors will have the benefit of a resale registration statement that the Combined Entity is required to file with the SEC within 30 calendar days after the consummation of the Business Combination and to use commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the SEC notifies the Combined Entity that it will “review” the registration statement) following the Closing and (ii) the 10th business day after the date the Combined Entity is notified by the SEC that the registration statement will not be reviewed or will not be subject to further review. Additionally, certain holders of Class A Common Stock beyond the PIPE Investors will have the benefit of a resale registration statement that the Combined Entity will be required to file, within 45 days after the Business Combination. The sale or possibility of sale of the shares owned by the PIPE Investors or other holders of Class A Common Stock could have the effect of increasing the volatility in the market price of the Class A Common Stock and/or lead to declines in the market price of the Class A Common stock as compared to an underwritten public offering.
We expect to incur significant, non-recurring costs in connection with consummating the Business Combination and related transactions.
We expect to incur significant, non-recurring costs in connection with consummating the Business Combination and related transactions. We will pay all fees, expenses and costs we incur or incurred on our behalf in connection with the Merger Agreement and the transactions contemplated thereby (including the Business Combination). Additionally, the Merger Agreement provides that if the Business Combination is consummated, we will pay all fees, expenses and costs incurred by CompoSecure or on CompoSecure’s behalf, subject to certain limited exceptions, in connection with the Merger Agreement and the transactions contemplated thereby (including the Business Combination). We currently estimate that transaction expenses will be approximately $35 million. In addition, we estimate that CompoSecure will incur an additional approximately $15 million in expenses that will be paid by the Combined Entity.

The announcement of the proposed Business Combination could disrupt CompoSecure’s relationships with its members, bank partners, lenders, business partners, enterprise customers, and others, as well as its operating results and business generally.
Whether or not the Business Combination and related transactions are ultimately consummated, as a result of uncertainty related to the proposed transactions, risks relating to the impact of the announcement of the Business Combination on CompoSecure’s business include the following:
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its employees may experience uncertainty about their future roles, which might adversely affect CompoSecure’s ability to retain and hire key personnel and other employees;

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members, bank partners, lenders, business partners, customers, and other parties with which CompoSecure maintains business relationships may experience uncertainty about its future and seek alternative relationships with third parties, seek to alter their business relationships with CompoSecure or fail to re-enroll or extend an existing relationship with CompoSecure; and

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CompoSecure has expended and the Combined Entity will continue to expend significant costs, fees and expenses for professional services and transaction costs in connection with the proposed Business Combination.

If any of the aforementioned risks were to materialize, they could lead to significant costs which may impact the Combined Entity’s results of operations and cash available to fund its businesses.
If we are unable to complete the Business Combination with CompoSecure or another business combination by May 10, 2022, we will cease all operations except for the purpose of winding up our affairs, redeem our outstanding Public Shares and dissolve and liquidate. In such event, third parties may bring claims against us and, as a result, the proceeds held in the trust account could be reduced and the per-share liquidation price received by our stockholders could be less than $10.20 per share.
Our charter provides that we must complete the Business Combination or another business combination by May 10, 2022, or we must cease all operations except for the purposes of winding up, redeem our outstanding Public Shares and, subject to approval by our remaining stockholders and our board, dissolve and liquidate. In such event, third parties may bring claims against us for monies we owe for products or services provided to us. Although we have obtained waiver agreements from CompoSecure and from certain vendors and service providers that we have engaged and to which we owe money pursuant to which such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the trust account notwithstanding such agreements. Furthermore, there is no guarantee that a court will uphold the validity of such agreements. Accordingly, the proceeds held in the trust account could be subject to claims which could take priority over those of our public stockholders.
Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, or if we otherwise enter compulsory or court supervised liquidation, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of its stockholders. To the extent any bankruptcy claims deplete the trust account, the per-share distribution from the trust account may be less than $10.20. Additionally, if we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by our stockholders.
Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them.
If we are unable to complete the Business Combination with CompoSecure or another business combination within the required time period, we must dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that we will properly assess all claims that may be potentially brought against us, nor can we assure you that third parties will not seek to recover from our stockholders amounts owed to them by us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend well beyond the third anniversary of the date of distribution.
If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. Furthermore, because we intend to distribute the proceeds held in the trust account to our public stockholders promptly after May 10, 2022, if we do not consummate the Business Combination, this may be viewed or interpreted as giving preference to our public stockholders over any potential creditors with respect to access to or distributions from our assets. Moreover, our board may be viewed as having breached its fiduciary duties to our creditors and/or having acted in bad faith, and thereby exposing the board and us to claims for punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us or you for these reasons.
Actions taken by the initial stockholders, our officers and directors to increase the likelihood of approval of the Business Combination Proposal and the other proposals presented in this proxy statement could have a depressive effect on the price of our common stock.
At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding us or our securities, the initial stockholders, our directors, officers and their respective affiliates may enter into agreements to purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal, or enter into transactions with such investors and others to provide them with incentives to acquire shares of our common stock or vote their shares in favor of the Business Combination Proposal. As of the date of this proxy statement, one such arrangement has been made with an existing investor. While the exact nature of any other incentive arrangements that may be entered into in the future has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares owned by the initial stockholders for nominal value. The purpose of such purchases and other transactions would be to increase the likelihood that the Business Combination Proposal is approved and to decrease the likelihood that holders request redemption of Public Shares. Entering into any such arrangements may have a depressive effect on the price of our common stock. For example, if as a result of these arrangements an investor or holder purchases shares for nominal value, the investor or holder may be more likely to sell such shares immediately following the closing of the Business Combination for a price below market value.
We may not be able to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002, which could have a material adverse effect on our business.
Commencing with the Company’s annual report for the year ended December 31, 2021, we are and following the Business Combination, the Combined Entity will be required to provide management’s attestation on internal controls. The standards required for a public company under Section 404 of the Sarbanes-Oxley Act are significantly more stringent than those required of CompoSecure as a privately-held company. Management may not be able to effectively and timely implement controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements that will be applicable to the Combined Entity after the Business Combination. If we are not able to implement the additional requirements of Section 404 in a timely manner or with adequate compliance, we may not be able to assess whether our internal controls over financial reporting are effective, which may subject us to adverse regulatory consequences and could harm investor confidence and lead to a decrease in the market price of our common stock.
Pursuant to the JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act for so long as we are an “emerging growth company.”
Section 404 of the Sarbanes-Oxley Act requires annual management assessments of the effectiveness of our internal control over financial reporting, and generally requires in the same report a report by our independent registered public accounting firm on the effectiveness of our internal control over financial reporting. However, under the JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act until we are no longer an “emerging growth company.” We will be an “emerging growth company” until the earlier of (1) the last day of the fiscal year (a) following November 10, 2025, the fifth anniversary of the consummation of our initial public offering, (b) in which we have total annual gross revenue of at least $1.07 billion or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our prior second fiscal quarter, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. Accordingly, until we cease being an “emerging growth company” stockholders will not have the benefit of an independent assessment of the effectiveness of our internal control environment.
Our ability to successfully effect the Business Combination and successfully operate the business thereafter will depend largely upon the efforts of certain key personnel, including the key personnel of CompoSecure, all of whom we expect to stay with the Combined Entity following the Business Combination. The loss of such key personnel could adversely affect the operations and profitability of the post-combination business.
Our ability to recognize certain benefits of the Business Combination and successfully operate CompoSecure’s business following the Business Combination will depend upon the efforts of certain key personnel of CompoSecure. Although we expect all of such key personnel to remain with the Combined Entity following the Business Combination, the unexpected loss of key personnel may adversely affect the operations and profitability of the Combined Entity. In addition, our future success depends in part on our ability to identify and retain key personnel to succeed senior management. Furthermore, while we have closely scrutinized the skills, abilities and qualifications of the key CompoSecure personnel that will be employed by the Combined Entity, our assessment may not prove to be correct. If such personnel do not possess the skills, qualifications or abilities we expect or those necessary to manage a public company, the operations and profitability of the Combined Entity’s business may be negatively impacted.
Neither the Roman Board nor any committee thereof obtained a third-party valuation in determining whether or not to pursue the Business Combination.
Neither the Roman Board nor any committee thereof is required to obtain an opinion that the price that we are paying for CompoSecure is fair to us from a financial point of view. Neither the Roman Board nor any committee thereof obtained a third-party valuation in connection with the Business Combination. In analyzing the Business Combination, the Roman Board and management conducted due diligence on CompoSecure. The Roman Board reviewed comparisons of selected financial data of CompoSecure with its peers in the industry and the financial terms set forth in the Merger Agreement, and concluded that the Business Combination was in the best interest of Roman’s stockholders. Accordingly, investors will be relying solely on the judgment of the Roman Board and management in valuing CompoSecure, and the Roman Board and management may not have properly valued such businesses. The lack of a third-party valuation may also lead an increased number of stockholders to vote against the Business Combination or demand redemption of their shares, which could potentially impact our ability to consummate the Business Combination.
Following the Business Combination, our ability to meet expectations and projections in any research or reports published by securities or industry analysts, or a lack of coverage by securities or industry analysts, could result in a depressed market price and limited liquidity for our common stock.
The trading market for our common stock will be influenced by the research and reports that industry or securities analysts may publish about us, our business, our market, or our competitors. If no securities or industry analysts commence coverage of the Combined Entity, our stock price would likely be less than that which would obtain if we had such coverage and the liquidity, or trading volume of our common stock may be limited, making it more difficult for a stockholder to sell shares at an acceptable price or amount. If any analysts do cover the Combined Entity, their projections may vary widely and may not accurately predict the results we actually achieve. Our share price may decline if our actual results do not match the projections of research analysts covering us. Similarly, if one or more of the analysts who write reports on us downgrades our stock or publishes inaccurate or unfavorable research about our business, our share price could decline. If one or more of these analysts ceases coverage of us or fails to publish reports on us regularly, our share price or trading volume could decline.
Future sales of our common stock issued to CompoSecure legacy members may reduce the market price of our common stock that you might otherwise obtain.
Under the Merger Agreement, the CompoSecure Holders, the sole member of CompoSecure, L.L.C., will have their membership interests in CompoSecure converted into the right to receive, among other things, cash consideration, payments pursuant to the Tax Receivable Agreement and rollover equity consideration consisting of Class B Units in CompoSecure and up to 49,195,000 shares (assuming no redemption of our Common Stock) or 63,919,627 shares (assuming maximum redemption of our Common Stock) of our Class B common stock, subject to adjustment as provided in the Merger Agreement. Certain CompoSecure Holders will, together with the Combined Entity and the Sponsor, enter into a stockholders agreement, which we refer to as the Stockholders Agreement, and will be restricted from transferring any shares of our common stock that they receive under the Business Combination until 180 days after the Closing of the Business Combination, subject to certain limited exceptions.
The Merger Agreement provides that, at the closing for the Business Combination, we will enter into an amended and restated registration rights agreement with certain of our existing stockholders and certain of the CompoSecure legacy members, which we refer to as the Registration Rights Agreement, with respect to the shares of our common stock currently held or that will be issued under the Merger Agreement. The Registration Rights Agreement will require us to, among other things, file a resale shelf registration statement on behalf of the stockholders promptly after the closing of the Business Combination, which we refer to as the Shelf Registration Statement. If the Shelf Registration Statement becomes unavailable once it is declared effective, the stockholders will have certain demand registration rights.
Upon expiration of the lockup period applicable to shares of our common stock held by the CompoSecure legacy members or effectiveness of the Shelf Registration Statement, these parties may sell large amounts of our stock in the open market or in privately negotiated transactions. The registration and availability of such a significant number of shares of common stock for trading in the public market may increase the volatility in the price of our common stock or put significant downward pressure on the price of our common stock. In addition, the Combined Entity may use shares of our common stock as consideration for future acquisitions, which could further dilute our stockholders.
Because certain significant shareholders will control a significant percentage of our common stock following the Business Combination, such shareholders may influence major corporate decisions of the Combined Entity and its interests may conflict with the interests of other holders of our common stock.
Upon completion of the Business Combination and based on our estimates of the Common Stock Merger Consideration to be issued and including founders shares to be transferred to CompoSecure Holdings in connection with the Business Combination, LLR Equity Partners IV, L.P. and Michele D. Logan and any trust, entity or other similar vehicle or account, in each case affiliated with Michele D. Logan and her affiliates (the “Logan Parties”), will beneficially own approximately 31% and 21%, respectively (assuming no shares of Class A Common Stock are redeemed in connection with the Business Combination) or 40% and 28%, respectively (assuming the maximum number of shares of Class A Common Stock are redeemed in connection with the Business Combination) of the voting power of our outstanding common stock. As a result of this control, LLR Equity Partners IV, L.P. and the Logan Parties will be able to influence matters requiring approval by our stockholders and/or the Roman Board, including the election of directors and the approval of business combinations or dispositions and other extraordinary transactions. LLR Equity Partners IV, L.P. and the Logan Parties may also have interests that differ from the interests of other holders of our common stock and may vote in a way with which you disagree and which may be adverse to your interests. The concentration of ownership may have the effect of delaying, preventing or deterring a change of control of the Combined Entity and may materially and adversely affect the market price of our common stock. In addition, LLR Equity Partners IV, L.P. or the Logan Parties may in the future own businesses that directly compete with the business of the Combined Entity. See the section entitled “Proposal No. 1 The Business Combination Proposal — Related Agreements — The Stockholders Agreement” for more information.

Under the Merger Agreement we have no right to seek indemnification from CompoSecure and the members of CompoSecure following the Business Combination.
The representations, warranties and covenants made by CompoSecure in the Merger Agreement do not survive closing and are not subject to indemnification. As a result, if CompoSecure is found to have breached any of its representations, warranties or covenants contained in the Merger Agreement, other than those covenants that by their terms apply or are to be performed in whole or in part at or after the closing of the Business Combination, we will have no recourse against CompoSecure, CompoSecure L.L.C.’s sole member, and the members of CompoSecure other than for Fraud.
Our Proposed Charter renounces any expectancy in or right to be offered an opportunity to participate in certain transactions or matters that may be investment, corporate or business opportunities and that are presented to the Company or its officers, directors or stockholders.
Our Proposed Charter provides that, to the fullest extent permitted by Delaware law, each of the Members of CompoSecure, their respective affiliates (other than the Company and its subsidiaries) and, to the extent any Member is a series limited liability company, any series thereof and all of their respective partners, principals, directors, officers, members, managers, equity holders and/or employees, including any of the foregoing who serve as officers or directors of the Company (each, an “Excluded Party”), shall have any duty to refrain from (a) directly or indirectly engaging in any opportunity in which we, directly or indirectly, could have an interest or expectancy or (b) otherwise competing with us. Our Proposed Charter also renounces, to the fullest extent permitted by Delaware law, any interest or expectancy that we have in any opportunity in which any Excluded Party engages, even if the opportunity is one in which we, directly or indirectly, could have had an interest or expectancy. To the fullest extent permitted by Delaware law, in the event that any Excluded Party acquires knowledge of an opportunity that may be an opportunity for itself, himself or herself and for us, such party shall have no duty to communicate or present such opportunity to us and shall not be liable to us or any of our stockholders for breach of any fiduciary duty as our stockholder, director or officer solely for having pursued or acquired such opportunity or for offering or directing such opportunity to another person. To the fullest extent permitted by Delaware law, no business opportunity will be deemed to be a potential corporate opportunity for us unless we would be permitted to undertake the opportunity under our Proposed Charter, we have sufficient financial resources to undertake the opportunity and the opportunity would be in line with our business.
The Proposed Bylaws designate the courts of the Court of Chancery in the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by stockholders, which could limit the ability of stockholders to obtain a favorable judicial forum for disputes.
The Proposed Bylaws provide that, unless the Combined Entity consents in writing to the selection of an alternative forum, (a) any derivative action or proceeding brought on behalf of the Combined Entity, (b) any action asserting a claim of breach of fiduciary duty owed by any director, officer or employee of the Combined Entity to the Combined Entity or the Combined Entity’s stockholders, (c) any action asserting a claim against the Combined Entity, its directors, officers or employees arising pursuant to any provision of the DGCL or the Proposed Governing Documents or (d) any action asserting a claim against the Combined Entity, its directors, officers or employees governed by the internal affairs doctrine.
Notwithstanding the foregoing, these provisions of the Proposed Bylaws will not apply to any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery (including suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum), or for which the Court of Chancery does not have subject matter jurisdiction. While this exclusive provision applies to claims under the Securities Act, we note, however, that there is uncertainty as to whether a court would enforce this provision and that stockholders cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Section 22 of the Securities Act creates concurrent jurisdiction for state and federal courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder.

This choice-of-forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with the Combined Entity, which may discourage such lawsuits. Alternatively, if a court were to find this provision of our Proposed Bylaws inapplicable or unenforceable with respect to one or more of the specified types of actions or proceedings, the Combined Entity may incur additional costs associated with resolving such matters in other jurisdictions, which could materially and adversely affect its business, financial condition and results of operations and result in a diversion of the time and resources of its management and board of directors.
Subsequent to the consummation of the Business Combination, the Combined Entity may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.
Although we have conducted a due diligence examination of CompoSecure, we cannot assure you that this examination revealed all material issues that may be present in CompoSecure’s business, or that factors outside of our and CompoSecure’s control will not later arise. As a result, we may be forced to later write down or write off assets, restructure the Combined Entity’s operations, or incur impairment or other charges that could result in losses. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the Combined Entity or its securities. In addition, charges of this nature may cause us to be unable to obtain future financing on favorable terms or at all.
The Combined Entity may be subject to securities litigation, which is expensive and could divert management attention.
Following the Business Combination, our share price may be volatile and, in the past, companies that have experienced volatility in the market price of their stock have been subject to securities class action litigation. The Combined Entity may be the target of this type of litigation in the future. Litigation of this type could result in substantial costs and diversion of management’s attention and resources, which could have a material adverse effect on business, financial condition, results of operations and prospects. Any adverse determination in litigation could also subject the Combined Entity to significant liabilities.
Following the consummation of the Business Combination, our only significant asset will be our ownership interest in CompoSecure and such ownership may not be sufficient to pay dividends or make distributions or loans to enable us to pay any dividends on our Common Stock or satisfy our other financial obligations, including our obligations under the Tax Receivable Agreement.
Following the consummation of the Business Combination, we will have no direct operations and no significant assets other than our ownership interest in CompoSecure. We and certain investors, certain of the Selling Equityholders, and directors and officers of CompoSecure and its affiliates will become stockholders of the Combined Entity at that time. We will depend on CompoSecure for distributions, loans and other payments to generate the funds necessary to meet our financial obligations, including our expenses as a publicly traded company, to pay any dividends with respect to our Common Stock, and to satisfy our obligations under the Tax Receivable Agreement. The financial condition and operating requirements of CompoSecure may limit our ability to obtain cash from CompoSecure. The earnings from, or other available assets of, CompoSecure may not be sufficient to pay dividends or make distributions or loans to enable us to pay any dividends on our Common Stock or satisfy our other financial obligations, including our obligations under the Tax Receivable Agreement.
The ability of CompoSecure to make distributions, loans and other payments to us for the purposes described above and for any other purpose will be governed by the terms of the CompoSecure Rollover Credit Agreement, and will be subject to the negative covenants set forth therein. Any loans or other extensions of credit will be subject to the investment covenants under the CompoSecure Rollover Credit Agreement, which provide for several exceptions including, among others (i) a general investment basket equal to the greater of a fixed dollar amount and a percentage of EBITDA and (ii) an unlimited investment basket based on satisfying a total net leverage ratio on a pro forma basis. Similarly, any dividends, distributions or similar payments will be subject to the dividends and distributions covenant under the CompoSecure Rollover Credit Agreement, which also provide for several exceptions including, among others (i) for payment of overhead and certain fees and expenses of parent companies, (ii) for tax distributions, subject to certain limitations, (iii) a general dividend and distribution basket equal to the greater of a fixed dollar amount and a percentage of EBITDA and (iv) an unlimited dividend and distribution basket based on satisfying a total net leverage ratio of a pro forma basis.
If our dividend policy is materially different than the distribution policy of CompoSecure, upon the exchange of any Class B Units, the members of CompoSecure could receive a disproportionate interest in the aggregate distributions by the Combined Entity that have not been distributed by us.
Both Roman and the CompoSecure legacy members are members of CompoSecure. To the extent CompoSecure distributes to its members a greater share of income received from the Combined Entity than we distribute to our stockholders, then any of the CompoSecure legacy members who participate in such distribution by CompoSecure and subsequently exercise their rights to exchange membership units in CompoSecure for Class A Common Stock may receive a disproportionate interest in the aggregate distributions by the Combined Entity that have not been distributed by us. The reason is that such CompoSecure legacy member could receive both (i) the benefit of a distribution by CompoSecure to its members, including such CompoSecure legacy member, and (ii) the benefit of a distribution by Roman to the holders of Class A Common Stock, including such CompoSecure legacy member. Consequently, if our dividend policy does not match the distribution policy of CompoSecure, other holders of Class A Common Stock as of the date of an exchange could experience a reduction in their interest in the profits previously distributed by the Combined Entity that have not been distributed by us. Our current dividend policy could result in distributions to our common stockholders that are different from the distributions made by CompoSecure to its members.
We may be required to pay certain CompoSecure Holders for most of the benefits relating to any additional tax depreciation or amortization deductions that we may claim as a result of CompoSecure, Inc.’s allocable share of existing tax basis acquired in this offering, CompoSecure, Inc.’s increase in its allocable share of existing tax basis, and anticipated tax basis adjustments CompoSecure, Inc. receives in connection with sales or exchanges of Class B Units after this offering, and certain other tax attributes.
At the Closing of the Business Combination, CompoSecure, Inc. will enter into the Tax Receivable Agreement with CompoSecure and the TRA Parties (as defined therein). The Tax Receivable Agreement will provide for the payment by CompoSecure, Inc. to certain CompoSecure Holders of 90% of the benefits, if any, that CompoSecure, Inc. is deemed to realize (calculated using certain assumptions) as a result of (i) CompoSecure, Inc.’s allocable share of existing tax basis in the assets of CompoSecure and its subsidiaries acquired (A) in the Business Combination and (B) upon sales or exchanges of CompoSecure Units pursuant to the Exchange Agreement after the Business Combination, (ii) certain increases in tax basis that occur as a result of (A) the Business Combination and (B) sales or exchanges of CompoSecure Units pursuant to the Exchange Agreement after the Business Combination, and (iii) certain other tax benefits, including tax benefits attributable to payments under the Tax Receivable Agreement. These tax attributes may increase (for tax purposes) CompoSecure, Inc.’s depreciation and amortization deductions and, therefore, may reduce the amount of tax that CompoSecure, Inc. would otherwise be required to pay in the future, although the IRS may challenge all or part of the validity of such tax attributes, and a court could sustain such a challenge. Such tax basis may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets. Actual tax benefits realized by CompoSecure, Inc. may differ from tax benefits calculated under the Tax Receivable Agreement as a result of the use of certain assumptions in the Tax Receivable Agreement, including the use of an assumed weighted-average state and local income tax rate to calculate tax benefits. The payment obligations under the Tax Receivable Agreement are an obligation of CompoSecure, Inc., but not of CompoSecure. CompoSecure, Inc. expects to benefit from the remaining 10% of realized cash tax benefits. While the amount of existing tax basis, the anticipated tax basis adjustments, and the actual amount and utilization of tax attributes, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including the timing of exchanges, the price of shares of our Class A Common Stock at the time of exchanges, and the amount and timing of our income, we expect that as a result of the size of the transfers and increases in the tax basis of the tangible and intangible assets of CompoSecure and our possible utilization of tax attributes, including existing tax basis acquired at the time of this offering, the payments that CompoSecure, Inc. may make under the Tax Receivable Agreement will be substantial. We expect that if there were an exchange of all of the outstanding CompoSecure Units (other than those held by CompoSecure Inc.) immediately after the Business Combination, the estimated tax benefits to CompoSecure Inc. subject to the Tax Receivable Agreement would be approximately $189.98 million, based on certain assumptions, including but not limited to a $10.00 per share trading price of Class A Common Stock, a 21% U.S. federal corporate income tax rate and estimated applicable state and local income tax rates, no material change in U.S. federal income tax law and that CompoSecure Inc. will have sufficient taxable income to utilize such estimated tax benefits. The foregoing amount is merely an estimate and the actual tax benefits could differ materially. The payments under the Tax Receivable Agreement are not conditioned upon continued ownership of us by the exchanging holders of Class B Units. See “Certain Relationships and Related Person Transactions — Tax Receivable Agreement.”
In certain cases, payments under the Tax Receivable Agreement may be accelerated and/or significantly exceed the actual benefits CompoSecure, Inc. realizes in respect of the tax attributes subject to the Tax Receivable Agreement.
CompoSecure, Inc.’s payment obligations under the Tax Receivable Agreement may be accelerated in the event of certain changes of control and will be accelerated in the event it elects to terminate the Tax Receivable Agreement early. The accelerated payments will relate to all relevant tax attributes that would subsequently be available to CompoSecure, Inc.. The accelerated payments required in such circumstances will be calculated by reference to the present value (at a discount rate equal to the lesser of (i) 6.5% per annum and (ii) one year LIBOR, or its successor rate, plus 100 basis points) of all future payments that holders of Class B Units or other recipients would have been entitled to receive under the Tax Receivable Agreement, and such accelerated payments and any other future payments under the Tax Receivable Agreement will utilize certain valuation assumptions, including that the CompoSecure, Inc. will have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits related to entering into the Tax Receivable Agreement and sufficient taxable income to fully utilize any remaining net operating losses subject to the Tax Receivable Agreement on a straight line basis over the shorter of the statutory expiration period for such net operating losses and the five-year period after the early termination or change of control. In addition, recipients of payments under the Tax Receivable Agreement will not reimburse us for any payments previously made under the Tax Receivable Agreement if such tax basis and CompoSecure, Inc.’s utilization of certain tax attributes is successfully challenged by the IRS (although any such detriment would be taken into account in future payments under the Tax Receivable Agreement). CompoSecure, Inc.’s ability to achieve benefits from any existing tax basis, tax basis adjustments or other tax attributes, and the payments to be made under the Tax Receivable Agreement, will depend upon a number of factors, including the timing and amount of our future income. As a result, even in the absence of a change of control or an election to terminate the Tax Receivable Agreement, payments under the Tax Receivable Agreement could be in excess of 90% of CompoSecure, Inc.’s actual cash tax benefits.
Accordingly, it is possible that the actual cash tax benefits realized by CompoSecure, Inc. may be significantly less than the corresponding Tax Receivable Agreement payments or that payments under the Tax Receivable Agreement may be made years in advance of the actual realization, if any, of the anticipated future tax benefits. There may be a material negative effect on our liquidity if the payments under the Tax Receivable Agreement exceed the actual cash tax benefits that CompoSecure, Inc. realizes in respect of the tax attributes subject to the Tax Receivable Agreement and/or payments to CompoSecure, Inc. by CompoSecure are not sufficient to permit CompoSecure, Inc. to make payments under the Tax Receivable Agreement after it has paid taxes and other expenses. Based upon certain assumptions described in greater detail below under “Certain Relationships and Related Person Transactions — Tax Receivable Agreement,” we estimate that if CompoSecure, Inc. were to exercise its termination right immediately following this offering, the aggregate amount of these termination payments would be approximately $205.92 million (assuming LIBOR plus 100 basis point discount rate). The foregoing number is merely an estimate and the actual payments could differ materially. We may need to incur additional indebtedness to finance payments under the Tax Receivable Agreement to the extent our cash resources are insufficient to meet our obligations under the Tax Receivable Agreement as a result of timing discrepancies or otherwise, and these obligations could have the effect of delaying, deferring, or preventing certain mergers, asset sales, other forms of business combinations, or other changes of control.
The acceleration of payments under the Tax Receivable Agreement in the case of certain changes of control may impair our ability to consummate change of control transactions or negatively impact the value received by owners of our Class A Common Stock.
In the case of certain changes of control, payments under the Tax Receivable Agreement may be accelerated and may significantly exceed the actual benefits CompoSecure, Inc. realizes in respect of the tax attributes subject to the Tax Receivable Agreement. We expect that the payments that we may make under the Tax Receivable Agreement in the event of a change of control will be substantial. As a result, our accelerated payment obligations and/or the assumptions adopted under the Tax Receivable Agreement in the case of a change of control may impair our ability to consummate change of control transactions or negatively impact the value received by owners of our Class A Common Stock in a change of control transaction.
A significant portion of our total outstanding shares are restricted from immediate resale but may be sold into the market in the near future. This could cause the market price of our Class A Common Stock to drop significantly, even if our business is doing well.
Sales of a substantial number of shares of Class A Common Stock in the public market could occur at any time. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of our Class A Common Stock. After the Business Combination, our Sponsor, as well as CompoSecure legacy members will hold approximately 66.6% of our Common Stock, including approximately 7.1% of our Common Stock and 59.5% of our Common Stock. Pursuant to the terms of the Stockholders Agreement, the Voting Parties will be bound by restrictions on the transfer of their shares of Class A Common Stock and Class B Common Stock for at least six months following the closing of the Business Combination. In addition, our Sponsor entered into a letter agreement with us, pursuant to which they agreed that the Sponsor Shares (which will be converted into shares of Class A Common Stock at the closing of the Business Combination) may not be transferred until six months after the closing of the Business Combination.
The future exercise of registration rights may adversely affect the market price of our Common Stock.
Certain of our stockholders will have registration rights for restricted securities. We are obligated to register certain securities, including all of the shares of Common Stock held by the Sponsor, shares of Common Stock received by certain CompoSecure Holders as part of the Business Combination, and the shares of Class A Common Stock to be issued pursuant to the PIPE Investment. We are obligated to (i) file a resale “shelf” registration statement to register such securities (and any shares of CompoSecure, Inc. Common Stock into which they may be exercised following the consummation of the Business Combination) within 30 business days after of the Closing Date and (ii) use commercially reasonable best efforts to cause such registration statement to be declared effective by the SEC as soon as reasonably practicable after the filing. Sales of a substantial number of shares of Common Stock pursuant to the resale registration statement in the public market could occur at any time the registration statement remains effective. In addition, certain registration rights holders can request underwritten offerings to sell their securities. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of our Common Stock.
Risks Related to the Redemption
Stockholders of Roman DBDR who wish to redeem their shares for a pro rata portion of the Trust Account must comply with specific requirements for redemption, which may make it difficult for them to exercise their redemption rights prior to the deadline. If stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of Class A Common Stock for a pro rata portion of the funds held in the Trust Account.
Roman DBDR public stockholders who wish to redeem their shares for a pro rata portion of the Trust Account must, among other things, (i) submit a request in writing and (ii) tender their certificates to the

Transfer Agent or deliver their shares to the Transfer Agent electronically through the DWAC system at least two business days prior to the special meeting. To obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and the Transfer Agent will need to act to facilitate this request. Stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, because Roman DBDR does not have any control over this process or over DTC, it may take significantly longer than two weeks to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Stockholders electing to redeem their shares will a receive per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the completion of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to Roman DBDR to pay its taxes, divided by the number of then outstanding Public Shares. Please see the section entitled “Special Meeting of Roman DBDR Stockholders — Redemption Rights” for additional information on how to exercise your redemption rights.
If a public stockholder fails to receive notice of Roman DBDR’s offer to redeem its Public Shares in connection with the Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed.
Roman DBDR will comply with the proxy rules when conducting redemptions in connection with the Business Combination. Despite Roman DBDR’s compliance with these rules, if a public stockholder fails to receive Roman DBDR’s tender offer or proxy materials, as applicable, such stockholder may not become aware of the opportunity to redeem its shares. In addition, the proxy materials, as applicable, that Roman DBDR will furnish to holders of its Public Shares in connection with the Business Combination will describe the various procedures that must be complied with to validly redeem Public Shares. If a stockholder fails to comply with these procedures, its shares may not be redeemed.
Roman DBDR does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for Roman DBDR to complete a business combination with which a substantial majority of its stockholders do not agree.
Roman DBDR’s Current Charter does not provide a specified maximum redemption threshold, except that in no event will Roman DBDR redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, such that Roman DBDR is not subject to the SEC’s “penny stock” rules. This minimum net tangible asset amount is also required as an obligation to each party’s obligation to consummate the Business Combination under the Merger Agreement. In addition, the Merger Agreement provides that each party’s obligation to consummate the Business Combination is conditioned on the amount in the Trust Account (net of the amount of any Roman DBDR public stockholder redemptions) and the proceeds from the Private Placement, equaling or exceeding $210,000,000 as of the closing of the Business Combination. As a result, Roman DBDR may be able to complete the Business Combination even though a substantial portion of its public stockholders do not agree with the transaction and have redeemed their shares or have entered into privately negotiated agreements to sell their shares to our Sponsor or Roman DBDR’s officers, directors, advisors or their affiliates.
If the aggregate cash consideration Roman DBDR would be required to pay for all shares of Class A Common Stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the Merger Agreement exceeds the aggregate amount of cash available to Roman DBDR, Roman DBDR will not complete the Business Combination or redeem any shares, all shares of Class A Common Stock submitted for redemption will be returned to the holders thereof, and Roman DBDR instead may search for an alternate business combination.
If you or a “group” of stockholders of which you are a part are deemed to hold an aggregate of more than 15% of the shares of Class A Common Stock issued in the Roman DBDR IPO, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 15% of the shares of Class A Common Stock issued in the Roman DBDR IPO.
A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the shares of Class A Common Stock included in the units sold in the Roman DBDR IPO without the prior consent of Roman DBDR. Any beneficial holder of shares of Class A Common Stock on whose behalf a redemption right is being exercised must identify itself to Roman DBDR in connection with any redemption election in order to validly elect to redeem such shares of Class A Common Stock. To determine whether a stockholder is acting in concert or as a group with another stockholder, Roman DBDR will require each public stockholder seeking to exercise redemption rights to certify to Roman DBDR whether such stockholder is acting in concert or as a group with any other stockholder. Such certifications, together with other public information relating to share ownership available to Roman DBDR at that time, such as Section 13D, Section 13G and Section 16 filings under the Exchange Act, will be the sole basis on which Roman DBDR makes the above-referenced determination. Your inability to redeem any such excess shares will reduce your influence over Roman DBDR’s ability to consummate the Business Combination and you could suffer a material loss on your investment in Roman DBDR if you sell such excess shares in open market transactions. Additionally, you will not receive redemption distributions with respect to such excess shares if Roman DBDR consummates the Business Combination. As a result, you will continue to hold that number of shares aggregating to more than 15% of the shares sold in the Roman DBDR IPO and, to dispose of such excess shares, you would be required to sell your shares of Class A Common Stock in open market transactions, potentially at a loss. There is no assurance that the value of such excess shares will appreciate over time following the Business Combination or that the market price of the shares of Class A Common Stock will exceed the per share redemption price. Notwithstanding the foregoing, stockholders may challenge Roman DBDR’s determination as to whether a stockholder is acting in concert or as a group with another stockholder in a court of competent jurisdiction.
Roman DBDR’s stockholders’ ability to vote all of their shares (including such excess shares) for or against the Business Combination is not restricted by this limitation on redemption.
There is no guarantee that a stockholder’s decision whether to redeem its shares for a pro rata portion of the Trust Account will put the stockholder in a better future economic position.
There is no assurance as to the price at which a Roman DBDR stockholder may be able to sell its Public Shares in the future following the completion of the Business Combination or any alternative business combination. Certain events following the consummation of any initial business combination, including the Business Combination, may cause an increase in the share price, and may result in a lower value realized now than a stockholder of Roman DBDR might realize in the future had the stockholder not redeemed its shares. Similarly, if a stockholder does not redeem its shares, the stockholder will bear the risk of ownership of the Public Shares after the consummation of any initial business combination, and there can be no assurance that a stockholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement. A stockholder should consult the stockholder’s tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.
A stockholder’s decision as to whether to redeem his, her, its shares for a pro rata portion of the trust account may not put the stockholder in a better future economic position.
We can give no assurance as to the price at which a stockholder may be able to sell his, her or its Public Shares in the future following the completion of the Business Combination. Certain events following the consummation of any business combination, such as the Business Combination, may cause an increase in our share price, and may result in a lower value realized upon redemption than a stockholder might realize in the future had the stockholder not redeemed his, her or its shares. Similarly, if a stockholder does not redeem his, her or its shares, the stockholder will bear the risk of ownership of the Public Shares after the consummation of the Business Combination, and the risk that the stockholder may not be able, in the future to sell his, her or its shares, for a greater amount than the redemption price described in this proxy statement. A stockholder should consult his, her or its tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.
If our stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of our common stock for a pro rata portion of the funds held in our trust account.
In order to exercise redemption rights, holders of Public Shares are required to, among other requirements, submit a request in writing and deliver their stock (either physically or electronically) to our transfer agent at least two business days prior to the special meeting. Stockholders electing to redeem their Public Shares will receive their pro rata portion of the amount on deposit in the trust account as of two business days prior to the anticipated consummation of the Business Combination. See the section titled “Special Meeting of Roman DBDR Stockholders — Redemption Rights” for additional information on how to exercise your redemption rights. If you do not timely submit your redemption request and deliver your common stock and comply with the other redemption requirements, you will not be entitled to redeem your common stock.
General Risk Factors
A market for our securities may not continue, which would adversely affect the liquidity and price of our securities.
Following the Business Combination, the price of our securities may fluctuate significantly due to the market’s reaction to the Business Combination and general market and economic conditions. An active trading market for our securities following the Business Combination may never develop or, if it develops, it may not be sustained.
CompoSecure’s business and financial results may be materially and adversely affected by various legal and regulatory proceedings.
From time to time, CompoSecure may be subject to legal proceedings, lawsuits and other claims in the ordinary course of its business, some of which could be material. An adverse ruling, settlement or unfavorable development could result in monetary damages owed that could materially and adversely affect CompoSecure’s business, operating results or financial condition. Furthermore, litigation can be costly, and the expenses and damages arising from any liability could harm CompoSecure’s results of operations. Additionally, CompoSecure’s insurance may not sufficiently cover adverse claims or any liability arising therefrom.
CompoSecure cannot predict its operating outcomes, which may not match expectations and may significantly differ from quarter to quarter and year to year.
CompoSecure’s business is affected by numerous factors, any of which could adversely affect its operational outcomes, financial performance and revenue. These factors include, but are not limited to, the cycles of financial card and electronic payment industries, competition, capital requirements, inventory management, funding availability, the development of new products, changes in technology, and production issues.
CompoSecure must comply with a complex framework of laws and regulations in the United States and other countries, in which its products are sold, including in the UK, EU and Asia.
CompoSecure must comply with a complex framework of laws and regulations that apply, among other things, to corporate governance, financial reporting standards, tax, trade regulations, data privacy, environmental regulations and permit requirements, export controls, competitive practices, and labor and health and safety laws and regulations. CompoSecure may not be in full compliance with the laws and regulations to which it is subject at all times. Furthermore, CompoSecure may not have obtained the permits, authorizations, or licenses that it needs to maintain such compliance. Fines or sanctions may result from any failure to comply with applicable laws or regulations. Such fines or sanctions, to the extent they arise, could have a material and adverse effect on CompoSecure’s business, financial condition and results of operations.
CompoSecure’s handling of data is subject to a variety of laws and regulations. Our data handling also is subject to contractual obligations and industry standards. The scope and interpretation of the laws that are or may be applicable to us are often uncertain and may be conflicting, as a result of the rapidly evolving regulatory framework for privacy issues worldwide. As a result of the laws that are or may be applicable to us, we have implemented policies and procedures to preserve and protect our data and our clients’ and client customers’ data against loss, misuse, corruption, misappropriation caused by systems failures, or unauthorized access. If our policies, procedures, or measures relating to privacy, data protection, marketing, or client communications fail to comply with laws, regulations, policies, legal obligations, or industry standards, we may be subject to governmental enforcement actions, litigation, regulatory investigations, fines, penalties, and negative publicity, and could cause our application providers, clients and partners to lose trust in us, and have an adverse effect on our business, operating results, and financial condition.
Liability exposure from environmental, health and safety laws and regulations may adversely affect CompoSecure’s business.
Environmental, health, and safety laws and regulations, including licensing and permitting requirements, apply to CompoSecure in all jurisdictions in which CompoSecure operates. These regulations are applicable to several areas including, but not limited to, waste disposal, wastewater discharges, pollutant emissions in the air, soil and groundwater contamination, the investigation and remediation of such soil and groundwater contamination, and employee health and safety. CompoSecure may not always be able to maintain complete compliance with these laws, and/or regulations, or with permits issued thereunder. If CompoSecure violates or fails to comply with these laws, regulations or permits, it could be subject to significant fines or sanctions or face increased costs of operation. As environmental, health and safety laws or regulations (or the interpretation of enforcement thereof) change, the costs associated with compliance may materially and adversely affect CompoSecure’s business, operations and financial state.
Under various environmental laws, companies that own or operate real property may be liable for the cost of investigating, removing or remediating hazardous substances on, under or migrating from such real property. Such laws may impose strict and/or joint and several liability. In addition, third parties may sue the owner or operator of a property for damages based on personal injury, natural resource or property damage or other costs, including investigation and clean-up costs, resulting from the environmental contamination. CompoSecure may face such liabilities at its production facilities.
Climate change may also impact CompoSecure’s business. As rules and regulations evolve, energy prices may rise and carbon or energy taxes may be impose which will increase CompoSecure’s cost of production. For example, regulatory developments restricting or managing carbon dioxide, methane and other greenhouse gas emissions could have a negative impact on CompoSecure’s business and operations. Climate change developments and related legislation may increase the cost of production and adversely affect CompoSecure’s business, operations and financial state.
We may issue additional shares of common stock or other equity securities without your approval, which would dilute your ownership interest in us and may depress the market price of our common stock.
We may issue additional shares of common stock or other equity securities in the future in connection with, among other things, the earn-out obligations in connection with the Business Combination, future acquisitions, repayment of outstanding indebtedness or grants under the Equity Incentive Plan without stockholder approval, growth capital, or other opportunities to accelerate our business. As described elsewhere in this proxy statement, the cash in the Trust Account and the cash proceeds of the PIPE Investment will be used to fund the Cash Merger Consideration and the payment of expenses related to the Business Combination, and will not be retained by the Combined Entity.
Our issuance of additional common stock or other equity securities could have one or more of the following effects:
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our existing stockholders’ proportionate ownership interest in us will decrease;

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the amount of cash available per share, including for payment of dividends in the future, may decrease;

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the relative voting strength of each previously outstanding share of common stock may be diminished; and

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the market price of our common stock may decline.

The historical financial results of CompoSecure and unaudited pro forma financial information included elsewhere in this proxy statement may not be indicative of what the Combined Entity’s actual financial position or results of operations would have been.
The historical financial results of CompoSecure included in this proxy statement do not reflect the financial condition, results of operations or cash flows they would have achieved had the Business

Combination been completed on the dates indicated or those the Combined Entity will achieve in the future. This is primarily the result of the following factors: (i) the Combined Entity will incur additional ongoing costs as a result of the Business Combination, including costs related to public company reporting, investor relations and compliance with the Sarbanes-Oxley Act; and (ii) the Combined Entity’s capital structure will be different from that reflected in CompoSecure’s historical financial statements. The Combined Entity’s financial condition and future results of operations could be materially different from amounts reflected in its historical financial statements included elsewhere in this proxy statement, so it may be difficult for investors to compare the Combined Entity’s future results to historical results or to evaluate its relative performance or trends in its business.
Similarly, the unaudited pro forma financial information in this proxy statement is presented for illustrative purposes only and has been prepared based on a number of assumptions including, but not limited to, Roman being treated as the “acquired” company for financial reporting purposes in the Business Combination, the total debt obligations and the cash and cash equivalents of CompoSecure on the Closing Date and the number of shares of Class A Common Stock that are redeemed in connection with the Business Combination. Accordingly, such pro forma financial information may not be indicative of the Combined Entity’s future operating or financial performance and the Combined Entity’s actual financial condition and results of operations may vary materially from the Combined Entity’s pro forma results of operations and balance sheet contained elsewhere in this proxy statement, including as a result of such assumptions not being accurate. See “Unaudited Pro Forma Condensed Combined Financial Information”.
In certain circumstances, CompoSecure will be required to make pro rata distributions to us and the holders of the Class B Units of CompoSecure with respect to the taxes of its holders, and the distributions that CompoSecure will be required to make may be substantial and in excess of our tax liabilities and obligations under the Tax Receivable Agreement. To the extent we do not distribute such excess cash to the holders of our Class A Common Stock or contribute such excess cash to CompoSecure in exchange for the issuance of additional Class A Units and a corresponding stock dividend of Class A Common Stock to the holders of our Class A Common Stock, the holders of Class B Units of CompoSecure would benefit from any value attributable to such cash balances as a result of their ownership of Class A Common Stock following an exchange of their Class B Units.
CompoSecure is treated as a partnership for U.S. federal income tax purposes and, as such, is not subject to any entity-level U.S. federal income tax. Instead, taxable income is allocated to holders of CompoSecure’s equity interests, including us. Accordingly, we incur income taxes on our allocable share of any net taxable income of CompoSecure. Under the CompoSecure Second Amended and Restated LLC Agreement, CompoSecure is generally required from time to time to make pro rata distributions in cash to us and the holders of Class B Units of CompoSecure in amounts that are intended to be sufficient to cover the taxes on our and the other holders of Class B Units of CompoSecure respective allocable shares of the taxable income of CompoSecure, based on certain assumptions contained in the CompoSecure Second Amended and Restated LLC Agreement. As a result of (i) potential differences in the amount of net taxable income allocable to us and the holders of Class B Units of CompoSecure, (ii) the lower tax rate applicable to corporations as compared to individuals and (iii) the favorable tax benefits that we anticipate receiving from acquisitions of Class B Units in connection with taxable exchanges of Class B Units for shares of our Class A Common Stock, we expect that these tax distributions will be in amounts that exceed our tax liabilities and obligations to make payments under the Tax Receivable Agreement. The Roman Board will determine the appropriate uses for any excess cash so accumulated, which may include, among other uses, any potential dividends, the payment of obligations under the Tax Receivable Agreement and the payment of other expenses. We have no obligation to distribute such cash (or other available cash other than any declared dividend) to our stockholders. No adjustments to the exchange ratio of Class B Units for shares of Class A Common Stock will be made as a result of either (i) any cash distribution by CompoSecure or (ii) any cash that we retain and do not distribute to our stockholders. To the extent that we do not distribute such excess cash as dividends on our Class A Common Stock or contribute such excess cash to CompoSecure in exchange for the issuance of additional Class A Units and a corresponding stock dividend of Class A Common Stock to the holders of our Class A Common Stock, and instead, for example, hold such cash balances or lend them to CompoSecure, the holders of Class B Units of CompoSecure would benefit from any value attributable to such cash balances as a result of their ownership of Class A Common Stock following an exchange of their Class B Units.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements. Forward-looking statements provide Roman DBDR’s and CompoSecure’s current expectations or forecasts of future events. Forward-looking statements include statements about Roman DBDR’s and CompoSecure’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements relating to Roman DBDR in this proxy statement include, but are not limited to, statements about Roman DBDR’s:
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benefits from the Business Combination;

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ability to complete an initial business combination, including the Business Combination;

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ability to meet the Closing conditions to the Business Combination, including approval by the stockholders of Roman DBDR and the availability of at least $210 million of cash, consisting of $85.0 million from the Trust Account after giving effect to redemptions, if any, plus $130.0 million of Note PIPE Investment proceeds and $45.0 million of Common PIPE Investment proceeds minus $50.0 million of transaction expenses of both Roman DBDR and CompoSecure;

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future financial performance following the Business Combination;

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success in retaining or recruiting, or changes required in, our officers, key employees or directors following an initial business combination;

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officers and directors allocating their time to other businesses and potentially having conflicts of interest with CompoSecure’s business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

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public securities’ potential liquidity and trading;

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the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

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use of proceeds not held in the Trust Account;

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impact from the outcome of any known and unknown litigation; and

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other risks and uncertainties indicated in this proxy statement, including those under “Risk Factors” herein, and other filings that have been made or will be made with the SEC.

Forward-looking statements relating to CompoSecure and the Combined Entity following the Closing in this proxy statement, and some factors that could cause the Combined Entity’s actual results to differ from those described in this proxy statement, include, but are not limited to, statements about:
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the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination;

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the outcome of any legal proceedings that may be instituted against Roman DBDR, CompoSecure or others following announcement of the Business Combination and the transactions contemplated therein;

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the inability to complete the transactions contemplated by the Business Combination due to the failure to obtain approval of the stockholders of Roman DBDR or CompoSecure or other conditions to closing contemplated in the Merger Agreement;

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the risk that the proposed Business Combination disrupts CompoSecure’s current plans and operations as a result of the announcement and/or the Closing;

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the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the ability of the Combined Entity to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees;

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costs related to the proposed Business Combination;

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the possibility that Roman DBDR or CompoSecure may be adversely impacted by other economic, business, and/or competitive factors;

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future exchange and interest rates; and

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other risks and uncertainties indicated in this proxy statement, including those under “Risk Factors” herein, and other filings that have been made or will be made with the SEC.

These forward-looking statements are based on information available as of the date of this proxy statement, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
In addition, statements that Roman DBDR or CompoSecure “believes” and similar statements reflect such parties’ beliefs and opinions on the relevant subject. These statements are based upon information available to such party as of the date of this proxy statement, and while such party believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and these statements should not be read to indicate that either Roman DBDR or CompoSecure has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.
You should not place undue reliance on these forward-looking statements in deciding how to grant your proxy or instruct how your vote should be cast or vote your shares on the proposals set forth in this proxy statement. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements.

SPECIAL MEETING OF ROMAN DBDR STOCKHOLDERS
General
Roman DBDR is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by the Board for use at the Special Meeting to be held virtually on December 23, 2021 and at any adjournment or postponement thereof. This proxy statement provides Roman DBDR’s stockholders with information they need to know to be able to vote or direct their vote to be cast at the Special Meeting.
Date, Time and Place
The Special Meeting will be held on December 23, 2021, at 10:00 a.m. Eastern Time, via live webcast at the following address: https://www.cstproxy.com/romandbdr/sm2021. In light of the COVID-19 pandemic and to support the well-being of Roman DBDR’s stockholders, directors and management, the Special Meeting will be completely virtual.
Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Roman DBDR Common Stock at the close of business on November 1, 2021, which is the Record Date. You are entitled to one vote for each share of Roman DBDR Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 28,945,000 shares of Roman DBDR Common Stock outstanding, of which 23,080,980 are Public Shares and 5,789,000 are Sponsor Shares held by the Sponsor. To obtain approval, approximately 37.5% of the Company’s public stockholders need to vote in favor of the Business Combination Proposal.
Vote of the Sponsor, Directors and Officers
In connection with the Roman DBDR IPO, Roman DBDR entered into agreements with each of its Sponsor, directors and officers pursuant to which each agreed to vote any shares of Roman DBDR Common Stock owned by it in favor of the Business Combination Proposal and for all other Proposals presented at the Special Meeting. These agreements apply to the Sponsor as it relates to the Sponsor Shares and the requirement to vote such shares in favor of the Business Combination Proposal and for all other Proposals presented to Roman DBDR stockholders in this proxy statement.
Roman DBDR’s Sponsor, directors and officers have waived any redemption rights, including with respect to shares of Roman DBDR Common Stock issued or purchased in the Roman DBDR IPO or in the aftermarket, in connection with Business Combination.
Quorum and Required Vote for the Proposals
A quorum of Roman DBDR stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the Roman DBDR Common Stock outstanding and entitled to vote at the Special Meeting is represented in person or by proxy at the Special Meeting.
The approval of the Governing Documents Proposal requires the affirmative vote of (i) a majority of the issued and outstanding Roman DBDR Class A Common Stock as of the Record Date for the Special Meeting, voting together as a single class, and (ii) a majority of the issued and outstanding shares of Class B Common Stock as of the Record Date for the Special Meeting, voting together as a single class. The approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Equity Incentive Plan Proposal, the ESPP Proposal, the Advisory Charter Proposals and the Adjournment Proposal each require the affirmative vote of the holders of a majority of the shares of Roman DBDR Common Stock cast by the stockholders represented in person or by proxy and entitled to vote thereon at the Special Meeting, voting together as a single class. The approval of the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of Roman DBDR Common Stock cast by the stockholders represented virtually or by proxy and entitled to vote thereon at the Special Meeting, voting together as a single class.

If the Business Combination Proposal is not approved, the Nasdaq Stock Issuance Proposal, the Director Election Proposal, the Governing Documents Proposal, the Advisory Charter Proposals, the Equity Incentive Plan Proposal and the ESPP Proposal will not be presented to the Roman DBDR stockholders for a vote. The approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Governing Documents Proposal, the Director Election Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal are preconditions to the Closing. The Nasdaq Stock Issuance Proposal, the Governing Documents Proposal, the Advisory Charter Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal are conditioned on the approval of the Business Combination Proposal (and the Business Combination Proposal is conditioned on the approval of the Nasdaq Stock Issuance Proposal, the Director Election Proposal, the Governing Documents Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal). The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement.
It is important for you to note that in the event the Business Combination Proposal does not receive the requisite vote for approval, then Roman DBDR will not consummate the Business Combination. If Roman DBDR does not consummate the Business Combination and fails to complete an initial business combination by May 10, 2022 (unless otherwise extended with approval of Roman DBDR’s stockholders), Roman DBDR will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such account to the public stockholders.
Abstentions and Broker Non-Votes
At the Special Meeting, Roman DBDR will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Governing Documents Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal. Broker non-votes will not be counted as present for the purposes of establishing a quorum and will have no effect on any of the Proposals, except that a broker non-vote will have the same effect as voting against the Advisory Charter Proposals.
Recommendation of the Board
The Board has unanimously determined that each of the Proposals is fair to and in the best interests of Roman DBDR and its stockholders, and has unanimously approved such proposals. The Board unanimously recommends that stockholders:
•
vote “FOR” the Business Combination Proposal;

•
vote “FOR” the Nasdaq Stock Issuance Proposal;

•
vote “FOR” the Governing Documents Proposal;

•
vote “FOR” each of the Advisory Charter Proposals;

•
vote “FOR” the Director Election Proposal;

•
vote “FOR” the Equity Incentive Plan Proposal;

•
vote “FOR” the ESPP Proposal; and

•
vote “FOR” the Adjournment Proposal, if it is presented to the meeting.

When you consider the recommendation of the Board in favor of approval of the Proposals, you should keep in mind that the Sponsor, members of the Board and officers of Roman DBDR have interests in the Business Combination that are different from or in addition to (or which may conflict with) your interests as a stockholder.
See “Proposal Number 1: The Business Combination Proposal — Interests of Roman DBDR’s Directors and Officers in the Business Combination” for additional information on interests of Roman DBDR’s directors and executive officers.

Voting Your Shares
Each share of Roman DBDR Common Stock that you own in your name entitles you to one vote. Our warrants do not have voting rights. If you are a record owner of your shares, there are two ways to vote your shares of Roman DBDR Common Stock at the Special Meeting:
•
You Can Vote By Signing and Returning the Enclosed Proxy Card.   If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board “FOR” the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Director Election Proposal, the Governing Documents Proposal, the Advisory Charter Proposals, the Equity Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal (if presented). Votes received after a matter has been voted upon at the Special Meeting will not be counted.

•
You Can Attend the Special Meeting and Vote Through the Internet.   You will be able to attend the Special Meeting online and vote during the meeting by visiting and entering the control number included on your proxy card or on the instructions that accompanied your proxy materials, as applicable.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. If you wish to attend the meeting and vote online and your shares are held in “street name,” you must obtain a legal proxy from your broker, bank or nominee. That is the only way Roman DBDR can be sure that the broker, bank or nominee has not already voted your shares.
Revoking Your Proxy
If you are a record owner of your shares and you give a proxy, you may change or revoke it at any time before it is exercised by doing any one of the following:
•
submit a new proxy card bearing a later date;

•
give written notice of your revocation to Roman DBDR’s Corporate Secretary, which notice must be received by Roman DBDR’s Corporate Secretary prior to the vote at the Special Meeting; or

•
vote electronically at the Special Meeting by visiting and entering the control number found on your proxy card, voting instruction form or notice you previously received. Please note that your attendance at the Special Meeting will not alone serve to revoke your proxy.

If your shares are held in “street name” by your broker, bank or another nominee as of the close of business on the Record Date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.
Who Can Answer Your Questions About Voting Your Shares
If you are a stockholder and have any questions about how to vote or direct a vote in respect of your Roman DBDR Common Stock, you may call Morrow Sodali, Roman DBDR’s proxy solicitor, at (800) 662-5200 (Individuals) or (203) 658-9400 (banks and brokers) or email DBDR.info@investor.morrowsodali.com.
No Additional Matters May Be Presented at the Special Meeting
The Special Meeting has been called only to consider the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Governing Documents Proposal, the Director Election Proposal, the Equity Incentive Plan Proposal, the ESPP Proposal, the Advisory Charter Proposals and the Adjournment Proposal. Under the Current Bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Redemption Rights
Pursuant to the Current Charter, any holders of Public Shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, less franchise and income taxes payable. If you hold Public Shares through Units, you must elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;
If demand is properly made and the Business Combination is consummated, these shares, immediately prior to the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of the Roman DBDR IPO (including interest earned on the funds held in the Trust Account and not previously released to it to pay the Company’s franchise and income taxes). For illustrative purposes, based on funds in the Trust Account of approximately $236,291,587.55 on November 1, 2021, the record date for the special meeting, the estimated per share redemption price would have been approximately $10.20.
In order to exercise your redemption rights, you must prior to 5:00PM, Eastern time, on December 21, 2021 (two (2) business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Roman DBDR redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com
In the written request to redeem your Public Share for cash to Continental Stock Transfer & Trust Company, please certify whether you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other stockholder with respect to shares of Roman DBDR Common Stock. Notwithstanding the foregoing, a holder of the Public Shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) will be restricted from seeking redemption rights with respect to an aggregate of 15% or more of the shares of Roman DBDR Common Stock included in the Units sold in the Roman DBDR IPO, which is referred to as the “15% threshold” in this proxy statement. Accordingly, all Public Shares in excess of the 15% threshold beneficially owned by a public stockholder or group will not be redeemed for cash.
Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is Roman DBDR’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, Roman DBDR does not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with Roman DBDR’s consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to Roman DBDR’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that Roman DBDR’s transfer agent return the shares (physically or electronically). You may make such request by contacting Roman DBDR’s transfer agent at the phone number or address listed above.
Prior to exercising redemption rights, stockholders should verify the market price of Roman DBDR Class A Common Stock as they may receive higher proceeds from the sale of their Class A Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of Roman DBDR

Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in Roman DBDR Common Stock when you wish to sell your shares.
If you exercise your redemption rights, your shares of Roman DBDR Class A Common Stock will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Combined Entity, if any. You will be entitled to receive cash for these shares only if you properly and timely demand redemption.
Holders of the warrants will not have redemption rights with respect to the warrants.
Dissenter Rights
Roman DBDR stockholders and warrantholders do not have dissenter rights in connection with the Business Combination or the other proposals.
Proxy Solicitation
Roman DBDR is soliciting proxies on behalf of the Roman DBDR Board. This solicitation is being made by mail but also may be made by telephone or in person. Roman DBDR and its directors, officers and employees may also solicit proxies in person. Roman DBDR will file with the SEC all scripts and other electronic communications as proxy soliciting materials. Roman DBDR will bear the cost of the solicitation.
Roman DBDR has hired Morrow Sodali to assist in the proxy solicitation process. Roman DBDR will pay that firm a fee of $32,500, plus disbursements.
Roman DBDR will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Roman DBDR will reimburse them for their reasonable expenses.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
The following unaudited pro forma condensed combined balance sheet as of September 30, 2021 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 and for the nine months ended September 30, 2021 present the combination of the financial information of Roman DBDR and CompoSecure after giving effect to the Business Combination, PIPE Investment and related adjustments described in the accompanying notes. Roman DBDR and CompoSecure are collectively referred to in this section as the “Companies,” and the Companies, subsequent to the Business Combination and the PIPE Investment, are referred to herein as “New CompoSecure” or “Combined Entity.”
The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 and for the nine months ended September 30, 2021 gives pro forma effect to the Business Combination and PIPE Investment as if they had occurred on January 1, 2020. The unaudited pro forma condensed combined balance sheet as of September 30, 2021 gives pro forma effect to the Business Combination and PIPE Investment as if they were completed on September 30, 2021.
The unaudited pro forma condensed combined financial information is based on and should be read in conjunction with:
•
the accompanying notes to the unaudited pro forma condensed combined financial statements;

•
the historical financial statements of Roman DBDR as of and for the year ended December 31, 2020, included elsewhere in this proxy statement;

•
the interim historical financial statements of Roman DBDR as of and for the nine months ended September 30, 2021, included elsewhere in this proxy statement;

•
the historical financial statements of CompoSecure as of and for the year ended December 31, 2020, included elsewhere in this proxy statement;

•
the interim historical financial statements of CompoSecure as of and for the nine months ended September 30, 2021, included elsewhere in this proxy statement;

•
the sections entitled “Roman DBDR Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “CompoSecure Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this proxy statement.

The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and do not necessarily reflect what New CompoSecure’s financial condition or results of operations would have been had the Business Combination and PIPE Investment occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of New CompoSecure. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.
Description of the Business Combination
Pursuant to the Merger Agreement, the Merger Sub of Roman DBDR will merge with and into CompoSecure with CompoSecure surviving as a wholly owned subsidiary of Roman DBDR. Upon consummation of the Business Combination, CompoSecure will amend and restate its limited liability company agreement (CompoSecure Second Amended and Restated LLC Agreement) to, among other things, permit the issuance and ownership of interests in CompoSecure as contemplated by the Merger Agreement; the holders of issued and outstanding equity of CompoSecure will receive a combination of cash consideration, certain newly-issued membership units of CompoSecure (CompoSecure Unit) and shares of newly-issued Class B Common Stock of the Company (Class B Common Stock), which will have no economic value, but will entitle the holder to one vote per issued share and will be issued on a one-for-one basis for each CompoSecure Unit retained by the holder following the Merger; the holders of outstanding options to purchase CompoSecure equity will receive a combination of cash consideration and options to purchase shares of Class A Common Stock of the Company (Class A Common Stock), and Roman DBDR will acquire certain newly-issued membership units of CompoSecure. The CompoSecure Second Amended and Restated LLC Agreement, together with an Exchange Agreement to be entered into at the closing of the transactions contemplated by the Merger Agreement (Closing), will provide the holders of CompoSecure Units the right to exchange the CompoSecure Units, together with the cancellation of an equal number of shares of Class B Common Stock, for Class A Common Stock, subject to certain restrictions set forth therein.
Following the Closing, the Combined Entity will be organized in an “Up-C” structure with a Board of Managers controlling CompoSecure in accordance with the terms of the CompoSecure Second Amended and Restated LLC Agreement. Upon the Closing, it is anticipated that the Company will change its name to “CompoSecure, Inc.”
The aggregate consideration to be paid to the holders of CompoSecure equity pursuant to the Merger Agreement is based on an equity value of CompoSecure of approximately $853 million and will consist of:
i.
an amount of cash equal to (A) the amount of cash in the Company’s trust account established for the purpose of holding the net proceeds from its initial public offering and concurrent private placement of warrants, approximately $236.3 million at September 30, 2021, net of any amounts paid to the Company’s shareholders that exercise their redemption rights in connection with the Merger, plus (B) the proceeds of the sale of $130.0 million of CompoSecure’s senior exchangeable notes and the sale of $45.0 million of the Company’s Class A Common Stock, each in private placements to be consummated at the Closing (together, the “PIPE Investment”, as described below), minus (C) certain transaction expenses; plus

ii.
equity consideration valued at $10.00 per share in respect of the remaining portion of CompoSecure’s enterprise value after deducting the cash consideration in clause (i); plus

iii.
the Earnout Consideration (as defined below), if payable.

The terms of the Merger provide for a pro forma combined company enterprise value of approximately $1.2 billion.
In addition to the consideration to be paid at Closing as described in (i) and (ii) above, CompoSecure equity holders will have the right to receive an aggregate of up to 7.5 million additional (i) shares of Class A Common Stock or (ii) CompoSecure Units (and a corresponding number of shares of Class B Common Stock), as applicable, in earn-out consideration based on the achievement of certain stock price thresholds (collectively, the “Earnout Consideration”).
Concurrent with Closing, the Company will enter into a tax receivable agreement (the “Tax Receivable Agreement”) with CompoSecure and holders of interests in CompoSecure. Pursuant to the Tax Receivable Agreement, the Company will be required to pay to participating holders of interests in CompoSecure 90% of the amount of savings, if any, in U.S. federal, state and local income tax that the Company actually realizes as a result of the utilization of certain tax attributes. In addition, concurrent with the Closing, the Company will enter into a stockholders agreement with certain equity holders of the Company relating to the voting for directors of the Company and containing certain lock-up restrictions, as well as a registration rights agreement that will provide customary registration rights to certain equity holders of the Company.
Anticipated sources and uses of proceeds are summarized in the below table:
Sources and uses (no redemption scenario, in thousands)
Sources		Uses
Roman DBDR cash in trust	$236,290	Cash merger consideration	$361,290
Common PIPE Investment proceeds	45,000	Estimated fees and expenses	50,000
Note PIPE Investment proceeds	130,000	Cash to redeeming shareholders	—
	$411,290		$411,290

Sources and uses (maximum redemption scenario, in thousands)
Sources		Uses
Roman DBDR cash in trust	$236,290	Cash merger consideration	$211,000
Common PIPE Investment proceeds	45,000	Estimated fees and expenses	50,000
Note PIPE Investment proceeds	130,000	Cash to redeeming shareholders	150,290
	$411,290		$411,290
Basis of Pro Forma Presentation
The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information, as amended by the final rule, Amendments to Financial Disclosures about Acquired and Disposed Businesses, as adopted by the SEC in May 2020 (“Article 11”). The amended Article 11 is effective on January 1, 2021. The unaudited pro forma condensed combined financial information is provided for illustrative purposes only, does not necessarily reflect what the actual consolidated results of operations would have been had the acquisition occurred on the dates assumed and may not be useful in predicting the future consolidated results of operations or financial position. New CompoSecure’s results of operations and actual financial position may differ significantly from the pro forma amounts reflected herein due to a variety of factors.
The unaudited pro forma condensed combined financial information has been prepared using the below assumptions with respect to the potential redemption into cash of Roman DBDR’s Class A common stock:
•
Assuming No Redemptions: This presentation assumes that no Roman DBDR shareholders exercise redemption rights with respect to their public shares.

•
Assuming Maximum Redemption: This presentation assumes that approximately 64% of Roman DBDR’s public stockholders exercise redemption rights with respect to their public shares. This scenario assumes that 14,724,627 public shares are redeemed for an aggregate redemption payment of approximately $150.2 million, based on approximately $236.3 million in the trust and 23,156,000 public shares outstanding as of September 30, 2021. This is presented as the maximum redemptions scenario because Roman DBDR is obligated to have an aggregate of at least $210 million in cash after considering redemptions, proceeds from the PIPE Investment and $50 million of transaction expenses as a condition to Closing the proposed Business Combination.

	No Redemption		Maximum Redemption(1)
Stockholder Group	Shares	%	Shares	%
Former CompoSecure equity holders	49,195,000(1)	59.5%	63,919,627(1)	77.3%
PIPE shares	4,500,000	5.4%	4,500,000	5.4%
Roman DBDR public common	23,156,000	28.0%	8,431,373	10.2%
Roman DBDR sponsor shares	5,789,000	7.1%	5,789,000	7.1%
	82,640,000	100%	82,640,000	100%

(1)
This number does not include 7,500,000 earnout shares which may be issued to CompoSecure equity holders upon the achievement of certain stock price thresholds as described in the Merger Agreement.

The level of redemption also impacts the effective underwriting fee incurred in connection with the Roman DBDR IPO. In a no redemption scenario, based on the approximately $236.3 million in the Trust Account as of September 30, 2021, Roman DBDR’s $8,104,600 in deferred underwriting fees represents an effective deferred underwriting fee of approximately 3.4% as a percentage of cash in the Trust Account. In a maximum redemption scenario, the effective deferred underwriting fee would be approximately 9.5% as a percentage of the cash in the Trust Account.
These numbers do not take into account warrants to purchase Roman DBDR Common Stock that will be outstanding immediately following the completion of the Business Combination.

If the actual facts are different than these assumptions, the ownership percentage retained by the Roman DBDR public stockholders post-combination will be different from the above stated ownership percentage.
The following unaudited pro forma condensed combined balance sheet as of September 30, 2021 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 and the nine months ended September 30, 2021, are based on the historical financial statements of Roman DBDR and CompoSecure. The unaudited pro forma adjustments are based on information currently available, assumptions, and estimates and are described in the accompanying notes. Actual results may differ materially from the assumptions and estimates used to present the accompanying unaudited pro forma condensed combined financial information.

Unaudited Pro Forma Condensed Combined Balance Sheet
September 30, 2021
(in thousands)
			Assuming No Redemption Scenario			Assuming Maximum Redemption Scenario
	Roman DBDR (Historical)	CompoSecure (Historical)	Transaction Accounting Adjustments		Pro Forma Combined	Transaction Accounting Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$15	$12,236	$45,000	a	$17,413	$45,000	a	$17,413
			130,000	b		130,000	b
			(361,290)	c		(211,000)	c
			236,290	d		—	d
			(8,273)	e		(8,273)	e
			(2,064)	f		(2,064)	f
			(34,501)	h		(34,501)	h
			—	l		86,000	l
Accounts receivable, net	—	33,368	—		33,368	—		33,368
Inventory	—	26,489	—		26,489	—		26,489
Prepaid and other current assets	225	861	—		1,086	—		1,086
Total current assets	240	72,954	5,162		78,356	5,162		78,356
Property and equipment		23,947	—		23,947	—		23,947
Right of use asset	—	5,511	—		5,511	—		5,511
Marketable securities held in trust	236,290	—	(236,290)	d	—	(236,290)	l	—
Deferred tax asset	—	—	86,020	i	86,020	33,082	i	33,082
Deposits and other assets	—	5,340	(5,330)	g	10	(5,330)	g	10
Total assets	$236,530	$107,752	$(150,438)		$193,844	$(203,376)		$140,906
LIABILITIES, REDEEMABLE STOCK AND STOCKHOLDERS’/MEMBERS’ EQUITY/(DEFICIT)
Current liabilities:
Accounts payable	$—	$4,147	$—		$4,147	$—		$4,147
Accrued expenses	2,470	13,817	(2,064)	f	14,223	(2,064)	f	14,223
Advance from related parties	168	—	(168)	e	—	(168)	e	—
Current portion of lease liabilities	—	1,105	—		1,105	—		1,105
Current portion of long-term debt	—	24,000	—	—	24,000	—	—	24,000
Total current liabilities	2,638	43,069	(2,232)		43,475	(2,232)		43,475
Long-term debt, net of deferred finance costs		195,054	157,000	b	347,454	157,000	b	347,454
Long-term debt, net of deferred finance costs			(2,000)	b		(2,000)	b
			(2,600)	h		(2,600)	h
Line of credit	—	15,000	—		15,000	—		15,000
Warrant liability	36,739	—	—		36,739	—		36,739
Deferred underwriting fees	8,105	—	(8,105)	e	—	(8,105)	e	—
Lease liabilities	—	4,995	—		4,995	—		4,995
Other liabilities	—	—	69,556	i	117,000	25,140	i	72,584
			47,444	k		47,444	k
Total liabilities	47,482	258,118	259,063		564,663	214,647		520,247
Class A common stock subject to possible redemption	236,191	—	(236,191)	d	—	(236,191)	l	—

Unaudited Pro Forma Condensed Combined Balance Sheet
September 30, 2021
(in thousands)
			Assuming No Redemption Scenario			Assuming Maximum Redemption Scenario
	Roman DBDR (Historical)	CompoSecure (Historical)	Transaction Accounting Adjustments		Pro Forma Combined	Transaction Accounting Adjustments		Pro Forma Combined
Members’ capital
Member’s contributions	—	—			—			—
Accumulated deficit	—	(150,366)	(25,000)	b	(175,366)	(25,000)	b	(175,366)
Total members’ capital	—	(150,366)	215,558		65,192	280,046		129,680
Non-controlling interest	—	—	(240,558)	j	(240,558)	(305,046)	j	(305,046)
Shareholders’ equity (deficit)
Class A common stock	—	—	1	a	3	1	a	1
			2	d		1	1
						(1)	n
Class B common stock	1	—	—		5	—		7
			4	n		6	n
Additional paid-in-capital	—	—	44,999	a	149,365	44,999	a	(925)
			236,189	d
			(5,330)	g		(5,330)	g
			(31,901)	h		(31,901)	h
			(47,444)	k		(47,444)	k
			—	l		85,900	l
			(47,144)	m		(47,144)	m
			(4)	n		(5)	n
Accumulated deficit	(47,144)	—	(361,290)	c	(344,826)	(211,000)	c	(203,058)
			16,464	i		7,942	i
			47,144	m		47,144	m
Total stockholder’s/member’s equity (deficit)	(47,143)	(150,366)	(173,310)		(370,819)	(181,831)		(379,341)
Total liabilities, redeemable stock and stockholders’/members’ equity/(deficit)	$236,530	$107,752	$(150,438)		$193,844	$(203,376)		$140,906

Unaudited Pro Forma Condensed Combined
Statement of Operations for the Year Ended
December 31, 2020
(in thousands, except share and per share amounts)
			Assuming No Redemption Scenario			Assuming Maximum Redemption Scenario
	Roman DBDR (Historical)	CompoSecure (Historical)	Transaction Accounting Adjustments		Pro Forma Combined	Transaction Accounting Adjustments		Pro Forma Combined
Net Sales
Net sales	$—	$260,586	$—		$260,586	$—		$260,586
Cost of sales	—	127,959	—		127,959	—		127,959
Gross profit	—	132,627	—		132,627	—		132,627
Operating expenses:
Selling, general and administrative	—	48,669	—		48,669	—		48,669
Operation and formation costs	189	—	—		189	—		189
Total operating expenses	189	48,669	—		48,858	—		48,858
(Loss) income from operations	(189)	83,958	—		83,769	—		83,769
Other (expense) income
Interest income (expense)	—	(5,266)	(10,045)	a	(15,311)	(10,045)	a	(15,311)
Interest income on marketable securities held in Trust Account	23	—	—		23	—		23
Unrealized gain on marketable securities held in Trust Account	1	—	—		1	—		1
Unrealized loss on change in fair value of warrant liabilities	(3,811)	—	—		(3,811)	—		(3,811)
Unrealized loss on change in fair value of warrant liabilities	(715)	—	—		(715)	—		(715)
Transaction costs – warrants	(650)	—	—		(650)	—		(650)
Amortization of deferred financing costs	—	(877)	(904)	a	(1,781)	(904)	a	(1,781)
Other income, net	—	—	—		—	—		—
Total other (expense) income	(5,152)	(6,143)	(10,949)		(22,244)	(10,949)		(22,244)
(Loss) income before income taxes	(5,341)	77,815	(10,949)		61,525	(10,949)		61,525
Income tax (expense) benefit	—	—	(5,858)	b	(5,858)	(3,325)	b	(3,325)
Net (loss) income	(5,341)	77,815	(16,807)		55,667	(14,274)		58,200
Net income attributable to non-controlling interests	—	—	36,607	c	36,607	47,559	c	47,559
Net (loss) income attributable to CompoSecure, Inc.	$(5,341)	$77,815	$(53,415)		$19,060	$(61,833)		$10,641
Income (loss) per share
Weighted average shares outstanding, basic	5,601,728				82,640,000			82,640,000
Basic net income (loss) per share	$(0.21)				$0.23			$0.13
Weighted average shares outstanding, diluted	5,601,728				86,179,417			86,179,417
Diluted net income (loss) per share	$(0.21)				$0.22			$0.12
Weighted average shares outstanding, basic and diluted Class A common Stock subject to possible redemption	19,250,109
Basic and diluted net loss per share, Class A common Stock subject to possible redemption	$(0.21)

Unaudited Pro Forma Condensed Combined
Statement of Operations for the Nine Months Ended
September 30, 2021
(in thousands, except share and per share amounts)
			Assuming No Redemption Scenario			Assuming Maximum Redemption Scenario
	Roman DBDR (Historical)	CompoSecure (Historical)	Transaction Accounting Adjustments		Pro Forma Combined	Transaction Accounting Adjustments		Pro Forma Combined
Net Sales
Net sales	$—	$192,648	$—		$192,648	$—		$192,648
Cost of sales	—	87,074	—		87,074	—		87,074
Gross profit	—	105,574	—		105,574	—		105,574
Operating expenses:
Selling, general and administrative	—	33,347	—		33,347	—		33,347
Operation and formation costs	3,338	—	—		3,338	—		3,338
Total operating expenses	3,338	33,347	—		36,685	—		36,685
Loss (income) from operations	(3,338)	72,227	—		68,889	—		68,889
Other (expense) income
Interest income (expense)	—	(7,635)	(7,534)	a	(15,169)	(7,534)	a	(15,169)
Interest income on marketable securities held in Trust Account	75	—	—		75	—		75
Unrealized gain on marketable securities held in Trust Account	—	—	—		—	—		—
Unrealized gain (loss)loss on change in fair value of warrant liabilities	(9,284)	—	—		(9,284)	—		(9,284)
Unrealized gain (loss)loss on change in fair value of warrant liabilities	—	—	—		—	—		—
Transaction costs – warrants	—	—	—		—	—		—
Amortization of deferred financing costs	—	(1,195)	(718)	a	(1,913)	(718)	a	(1,913)
Other income, net	—	—	—		—	—		—
Total other (expense) income	(9,209)	(8,830)	(8,252)		(26,291)	(8,252)		(26,291)
(Loss) income before income taxes	(12,547)	63,397	(8,252)		42,598	(8,252)		42,598
Income tax (expense) benefit	—	—	(4,849)	b	(4,849)	(2,758)	b	(2,758)
Net (loss) income	(12,547)	63,397	(13,101)		37,749	(11,064)		39,840
Net income attributable to non-controlling interests	—	—	25,346	c	25,346	32,928	c	32,928
Net (loss) income attributable to CompoSecure, Inc.	$(12,547)	$63,397	$(38,447)		$12,403	$(43,992)		$6,912
(Loss) income per share
Weighted average shares outstanding, basic	5,789,000				82,640,000			82,640,000
Basic net (loss) income per share	$(0.45)				$0.15			$0.08
Weighted average shares outstanding, diluted	5,789,000				86,179,417			86,179,417
Diluted net (loss) income per share	$(0.45)				$0.14			$0.08
Weighted average shares outstanding, basic and diluted Class A common Stock subject to possible redemption	22,290,037
Basic and diluted net loss per share, Class A common Stock subject to possible redemption	$(0.45)

Notes to Unaudited Pro Forma Condensed Combined Financial Information
(in thousands, except share and per share amounts)
1.
Basis of Presentation

The Business Combination will be accounted for as a reverse recapitalization in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Under this method of accounting, Roman DBDR has been treated as the “acquired” company for financial reporting purposes. This determination was primarily based on existing CompoSecure equity holders comprising a relative majority of the voting power of the Combined Entity, CompoSecure’s operations prior to the acquisition comprising the only ongoing operations of New CompoSecure, the majority of New CompoSecure’s board of directors being appointed by CompoSecure, and CompoSecure’s senior management comprising a majority of the senior management of New CompoSecure. Accordingly, for accounting purposes, the financial statements of the Combined Entity will represent a continuation of the financial statements of CompoSecure with the Business Combination being treated as the equivalent of CompoSecure issuing membership units for the net assets of Roman DBDR, accompanied by a recapitalization. The net assets of Roman DBDR will be stated at historical costs, with no goodwill or other intangible assets recorded.
CompoSecure’s management has made significant estimates and assumptions in its determination of the pro forma adjustments based on information available as of the date of this proxy statement. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented as additional information becomes available. Management considers this basis of presentation to be reasonable under the circumstances.
2.
Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

Balance sheet
A.
Reflects the proceeds of $45,000 from the issuance and sale of 4,500,000 shares of Class A Common Stock at a price of $10.00 per share, to be consummated concurrently with the Closing pursuant to the Common Subscription Agreement entered into in connection with the PIPE Investment.

B.
Prior to the Business Combination, CompoSecure will increase and borrow $27,000 under its debt facilities to fund the distribution of $25,000 to its common unit holders and $2,000 of debt financing costs. In addition, and as part of the PIPE Investment, 7% convertible notes with a face value of $130,000 will be issued.

C.
Represents merger consideration distributed to CompoSecure members.

D.
Reflects the liquidation and reclassification of approximately $236,290 of marketable securities held in the Roman DBDR Trust Account to cash and cash equivalents that becomes available for general corporate use by the Combined Entity following the Closing of the Business Combination and the related reclassification of common stock subject to possible redemption to permanent equity.

E.
Represents the payment of Roman DBDR’s deferred underwriting fees of $8,105 and advance from related parties of $168 that become payable upon the Closing of the Business Combination.

F.
Represents the payment of $2,064 of transaction costs accrued by Roman DBDR at September 30, 2021.

G.
Reflects the elimination of $5,330 of transaction costs incurred by CompoSecure through September 30, 2021. The transaction costs are recorded as a reduction of the net assets of Roman DBDR received upon the Business Combination and offset against additional paid-in capital.

H.
Represents preliminary additional estimated direct and incremental transaction costs of $34,501 to be incurred by Roman DBDR and CompoSecure and payable contingent upon the Closing of

Notes to Unaudited Pro Forma Condensed Combined Financial Information
(in thousands, except share and per share amounts)
the Business Combination. The transaction costs are recorded as a reduction of the net assets of Roman DBDR received upon the Business Combination and offset against additional paid-in capital.
The estimated transaction costs consist of the following:
Roman DBDR transaction costs:
2% Original issuance discount on Exchangeable Notes	$2,600
Third-party legal, advisory and other professional fees	4,295
Deferred underwriter’s fees (see (e) above)	8,105
Total Roman DBDR transaction costs	15,000
CompoSecure transaction costs:
Third-party legal, advisory and other professional fees	15,000
Shared transaction costs	20,000
Total estimated costs to be paid at Closing	50,000
Less deferred underwriters fee (see (e) above)	(8,105)
Less fees accrued by Roman DBDR at September 30, 2021 (see (f) above)	(2,064)
Less fees accrued by CompoSecure at September 30, 2021 (see (g) above)	(5,330)
Total estimated costs to be paid at Closing excluding deferred underwriters fee and costs already incurred	$34,501

I.
Represents adjustments to reflect applicable deferred taxes. The deferred taxes are primarily related to the difference between the financial statement and tax basis in CompoSecure LLC interests. This basis difference primarily results from the Business Combination where Roman DBDR recorded a carryover basis on all assets for financial accounting purposes and a fair value step-up on a portion of the assets for income tax purposes. The impact of the Business Combination on the deferred tax asset will be $97,299 offset by a $11,279 valuation allowance, assuming: (1) the GAAP balance sheet as of September 30, 2021 adjusted for the pro forma entries described herein, (2) estimated tax basis as of September 30, 2021 adjusted for the pro forma entries described herein, (3) a valuation allowance of $11,279, (4) a constant federal income tax rate of 21.0% and a state tax rate of 0.04%, and (5) no material changes in tax law. The recorded valuation allowance relates to a portion of Roman DBDR’s tax basis in excess of GAAP basis in its CompoSecure LLC interests for which Roman DBDR believes it is not more likely than not that it will realize a tax benefit in the future. In case of Maximum Redemptions by holders of common stock, the impact of the Business Combination on the deferred tax asset will be $43,001 offset by a $9,919 valuation allowance.

Upon the completion of the Business Combination, the Company will be a party to a tax receivable agreement (the “Tax Receivable Agreement”). Under the terms of that agreement, the Company will be required to pay to participating holders of interests in CompoSecure 90% of the amount of savings, if any, in U.S. federal, state and local income tax that the Company actually realizes as a result of the utilization of certain tax attributes. A liability of $69,556 assuming no redemptions and $25,140 assuming maximum redemption was recorded to reflect estimated amounts due under the Tax Receivable Agreement.
J.
Non-controlling interests represent direct interests held in CompoSecure LLC, other than by CompoSecure, Inc. immediately after the Business Combination. Adjustments for the non-controlling interest in the Business Combination under no and maximum redemption scenarios are as follows:

Notes to Unaudited Pro Forma Condensed Combined Financial Information
(in thousands, except share and per share amounts)
	No Redemption Scenario			Maximum Redemption Scenario
	Total Equity	NCI @ 59.50%	Controlling interest @ 40.50%	Total Equity	NCI @ 77.30%	Controlling interest @ 22.70%
Historical CompoSecure member’s capital	$(150,366)	$(89,468)	$(60,898)	$(150,366)	$(116,233)	$(34,133)
Historical Roman DBDR stockholder’s equity	(47,143)	(28,050)	(19,093)	(47,143)	(36,442)	(10,701)
Pro forma adjustments
Distribution to existing CompoSecure equity holders	(25,000)	(25,000)	—	(25,000)	(25,000)	—
Reclassification of redeemable stock to permanent equity	236,191	140,534	95,657	85,901	66,401	19,500
PIPE investors’ equity	45,000	26,775	18,225	45,000	34,785	10,215
Cash to existing CompoSecure equity holders at Closing	(361,290)	(214,968)	(146,322)	(211,000)	(163,103)	(47,897)
Payment of transaction costs	(37,231)	(22,152)	(15,079)	(37,231)	(28,780)	(8,451)
Liability classified earnout shares	(47,444)	(28,229)	(19,215)	(47,444)	(36,674)	(10,770)
Deferred taxes, net of tax receivable agreement	16,464	—	16,464	7,942	—	7,942
Shareholders’ equity/members’ equity/(deficit)	$(370,819)	$(240,558)	$(130,261)	$(379,341)	$(305,046)	$(74,295)

K.
Upon achievement of certain stock price thresholds as described in the Merger Agreement, 7,500,000 shares may be issued to CompoSecure Equity Holders. The estimated fair value of the total Earnout Consideration as of September 30, 2021 is $52,150. Of this amount, $47,444 is payable to CompoSecure Equity Holders who are investors and $4,706 to CompoSecure Equity Holders who are employees and received their shares for services previously provided. The amount payable to the investors is liability classified, and the liability will be re-measured on a quarterly basis through the earnout settlement date with changes therein recorded in the statement of operations. The amount payable to employees will be charged to the statement of operations over the term of the earnout.

L.
Reflects the maximum redemption of 14,724,627 public shares for aggregate redemption payments of $150,290. After redemption, $86,000 is available for the Combined Company.

M.
Represents the elimination of Roman DBDR’s historical accumulated deficit.

N.
To adjust the par value of Series A and Series B to agree to the par value of shares outstanding after the Closing.

Statement of operations
A.
Represents interest expense and amortization of original issuance discount on the additional borrowings under the debt facilities and PIPE Investment (see (b) above).

B.
Adjustment to eliminate the historical tax expense (benefit) of Roman DBDR and CompoSecure and to record the tax provisions of the Combined Entity on a pro forma basis using a pro forma effective tax rate of 9.52% for the year ended December 31, 2020 and 11.38% for the nine months ended September 20, 2021, which was applied to the income attributable to the controlling interest as the income attributable to the non-controlling interest is pass-through income. However, the

Notes to Unaudited Pro Forma Condensed Combined Financial Information
(in thousands, except share and per share amounts)
effective tax rate of the Combined Entity could be different depending on post-Business Combination activities.
See below rate reconciliation of U.S. federal income tax rate to the Pro forma effective tax rate:
	For the Nine months ended September 30, 2021	For the Year ended December 31, 2020
U.S. federal statutory tax rate	21.00%	21.00%
State taxes	0.03%	0.03%
Valuation allowances	0.00%	0.00%
NCI adjustment	-15.72%	-13.20%
Permanent differences	6.07%	1.69%
Effective Pro forma tax rate	11.38%	9.52%

C.
Represents the adjustment for the non-controlling interest in the Business Combination:

	Nine months Ended September 30, 2021		Year Ended December 31, 2020
	59.50% No redemption scenario	77.3% Maximum Redemption Scenario	59.50% No redemption scenario	77.30% Maximum Redemption
Pro forma income before taxes	$42,598	$42,598	$61,525	$61,525
Non-controlling interest pro forma adjustment	$25,346	$32,928	$36,607	$47,559

PROPOSAL NO. 1: THE BUSINESS COMBINATION PROPOSAL
Holders of Roman DBDR Common Stock are being asked to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Business Combination. Roman DBDR stockholders should read carefully this proxy statement in its entirety for more detailed information concerning the Agreement and Plan of Merger, which is attached as Annex A (along with Amendment No. 1 thereto, which is attached as Annex G) to this proxy statement. Please see the section titled “— Merger Agreement” below, for additional information and a summary of certain terms of the Merger Agreement. You are urged to read carefully the Merger Agreement in its entirety before voting on this proposal.
Because Roman DBDR is holding a stockholder vote on the Business Combination, Roman DBDR may consummate the Business Combination only if it is approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of Roman DBDR Common Stock as of the Record Date for the Special Meeting.
The Merger Agreement
The subsections that follow this subsection describe the material provisions of the Merger Agreement, but do not purport to describe all of the terms of the Merger Agreement. The following summary is qualified in its entirety by reference to the complete text of the Agreement and Plan of Merger, a copy of which is attached as Annex A hereto (along with Amendment No. 1 thereto, which is attached as Annex G), which is incorporated herein by reference. Stockholders and other interested parties are urged to read the Merger Agreement carefully and in its entirety (and, if appropriate, with the advice of financial and legal counsel) because it is the primary legal document that governs the Business Combination.
The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates, which may be updated prior to the Closing of the Business Combination. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders. The disclosure schedules were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the disclosure schedules contain information that is material to an investment decision.
General Description of the Merger Agreement
On April 19, 2021, Roman DBDR, Merger Sub, CompoSecure and LLR Equity Partners IV, L.P., in its capacity as the Member Representative, entered into an Agreement and Plan of Merger, which was amended on May 25, 2021, which provides, among other things, that, on the Closing Date, the parties to the Merger Agreement will cause a certificate of merger to be executed and filed with the Secretary of State of the State of Delaware, pursuant to which Merger Sub will merge with and into CompoSecure (the “Merger”), with CompoSecure as the surviving entity in the Merger and, after giving effect to such Merger, becoming a subsidiary of Roman DBDR.
The terms of the Business Combination provide for a pro forma combined company enterprise value of approximately $1.2 billion. The aggregate consideration to be paid to the CompoSecure Holders pursuant to the Merger Agreement is based on an equity value of CompoSecure of approximately $853 million.
The Merger Agreement also provides that (i) CompoSecure will amend and restate its limited liability company agreement (the “CompoSecure Second Amended and Restated LLC Agreement”) to, among other things, permit the issuance and ownership of interests in CompoSecure as contemplated by the Merger Agreement; (ii) the CompoSecure Holders will receive a combination of cash consideration, certain newly-issued membership units of CompoSecure (the “Class B Common Units”) and shares of newly-issued Class B Common Stock of the Company, which will have no economic value, but will entitle the CompoSecure Holder to one vote per issued share and will be issued on a one-for-one basis for each Class B Common Unit issued to the CompoSecure Holder following the Merger; (iii) the holders of outstanding options to purchase CompoSecure equity will receive a combination of cash consideration and options to purchase shares of Class A Common Stock of the Company, and (iv) the Company will acquire certain newly-issued membership units of CompoSecure. The CompoSecure Second Amended and Restated LLC Agreement, together with an Exchange Agreement to be entered into at the Closing of the Business Combination, will provide the CompoSecure Holders of Class B Common Units the right to exchange the Class B Common Units, together with the cancellation of an equal number of shares of Class B Common Stock, for Class A Common Stock, subject to certain restrictions set forth therein.
At the effective time of the Merger (the “Merger Effective Time”), the Company will change its name to “CompoSecure, Inc.” Following the Closing, the combined company will be organized in an “Up-C” structure and CompoSecure will be managed by a board of managers in accordance with the terms of the CompoSecure Second Amended and Restated LLC Agreement.
Structure of the Merger Agreement
Prior to the closing of the Business Combination contemplated by the Merger Agreement, the parties will undertake the following transactions (i) Merger Sub will merge with and into CompoSecure, with CompoSecure surviving as a subsidiary of the Company (the “Merger”), (ii) CompoSecure will amend and restate its limited liability company agreement (the “CompoSecure Second Amended and Restated LLC Agreement”) to, among other things, permit the issuance and ownership of interests in CompoSecure as contemplated by the Merger Agreement; (ii) the CompoSecure Holders will receive a combination of cash consideration, certain newly-issued membership units of CompoSecure (the “Class B Common Units”) and shares of newly-issued Class B Common Stock of the Company, which will have no economic value, but will entitle the CompoSecure Holder to one vote per issued share and will be issued on a one-for-one basis for each Class B Common Unit retained by the CompoSecure Holder following the Merger; (iii) the holders of outstanding options to purchase CompoSecure equity will receive a combination of cash consideration and options to purchase shares of Class A Common Stock of the Company, and (iv) the Company will acquire certain newly-issued membership units of CompoSecure. The CompoSecure Second Amended and Restated LLC Agreement, together with an Exchange Agreement to be entered into at the Closing of the Business Combination, will provide the CompoSecure Holders of Class B Common Units the right to exchange the Class B Common Units, together with the cancellation of an equal number of shares of Class B Common Stock, for Class A Common Stock, subject to certain restrictions set forth therein.
At the Merger Effective Time, by virtue of the Merger and without any action on the part of Roman DBDR, Merger Sub, CompoSecure or the CompoSecure Holders:
•
all of the CompoSecure Units issued and outstanding immediately prior to the Merger Effective Time, shall, by virtue of the Merger and upon the terms and subject to the conditions set forth in the Merger Agreement, be cancelled or converted, as the case may be, and automatically deemed for all purposes to represent the right to receive the applicable portion of the Cash Merger Consideration, the Equity Merger Consideration and the Earnout Consideration, if any, attributable to the CompoSecure Units as required by the Current CompoSecure LLC Agreement and as provided on the Merger Consideration Schedule;

•
the membership interests of Merger Sub issued and outstanding immediately prior to the Merger Effective Time shall, by virtue of the Merger and without any action on the part of Roman DBDR, Merger Sub or CompoSecure, be converted into and become an amount of newly issued, fully paid and non-assessable Class A Common Units of CompoSecure equal to the number of shares of Roman DBDR Class A Common Stock issued and outstanding immediately following the Merger Effective Time;

•
the number of Class A Common Units of CompoSecure issued and outstanding shall equal the number of shares of Roman DBDR Class A Common Stock then issued and outstanding; and

•
the number of Class B Common Units of CompoSecure issued and outstanding shall equal the Class B Common Unit Merger Consideration (as defined below).

Merger Consideration
The aggregate consideration to be paid to the CompoSecure Holders pursuant to the Merger Agreement is based on an equity value of CompoSecure of $852,991,200, as adjusted for certain transaction expenses of the Company (the “Equity Value”), and will consist of:
(i)    an amount of cash equal to (A) the amount of cash in the Company’s Trust Account established for the purpose of holding the net proceeds from its initial public offering and concurrent private placement of warrants (currently $236.2 million), net of any amounts paid to the Company’s Stockholders that exercise their redemption rights in connection with the Business Combination, plus (B) the proceeds of Common PIPE Investment and Note PIPE Investment minus (C) certain transaction expenses (the “Cash Merger Consideration”); plus
(ii)    equity consideration consisting of the Class B Common Units (the “Class B Common Unit Merger Consideration”) and Class B Common Stock valued at $10.00 per share (the “Class B Common Stock Merger Consideration”) in respect of the remaining portion of CompoSecure’s Equity Value after deducting the Cash Merger Consideration (the “Equity Merger Consideration”); plus
(iii)    the Earnout Consideration (as defined below), if payable.
In addition to the consideration to be paid at Closing as described in (i) and (ii) above, the CompoSecure Holders and the holders of outstanding options to purchase CompoSecure that are not Cashout Options will have the right to receive (A) 3,750,000 additional (x) shares of Class A Common Stock with respect to holders of outstanding options to purchase CompoSecure that are not Cashout Options or (y) Class B Common Units (and a corresponding number of shares of Class B Common Stock) with respect to CompoSecure Holders, as applicable, in earn-out consideration in the event the stock price of the CompoSecure, Inc. Class A Common Stock equals or exceeds $15.00 per share for any 20 trading days within any 30 consecutive trading day period ending on or prior to the three-year anniversary of the Closing, and (B) 3,750,000 additional (x) shares of Class A Common Stock with respect to holders of outstanding options to purchase CompoSecure that are not Cashout Options or (y) Class B Common Units (and a corresponding number of shares of Class B Common Stock) with respect to CompoSecure Holders, as applicable, in earn-out consideration in the event the stock price of the CompoSecure, Inc. Class A Common Stock equals or exceeds $20.00 per share for any 20 trading days within any 30 consecutive trading day period ending on or prior to the four-year anniversary of the Closing (collectively, the “Earnout Consideration”).
Pursuant to the Merger Agreement, at the Merger Effective Time, each Cashout Option, whether vested or unvested, shall, automatically and without any required action on the part of any holder or beneficiary thereof, be terminated by virtue of the Merger and the holder shall cease to have any rights with respect thereto, other than the right to receive: (i) a cash payment equal to the difference between (A) the Cash Merger Consideration (excluding the Tax Receivable Amount) allocable in respect of a CompoSecure Unit underlying such Cashout Option and (B) the per CompoSecure Unit exercise price of the Cashout Option (without interest and subject to the deduction and withholding of such amounts) and (ii) the amount of Earnout Consideration allocable in respect of the Cashout Options as set forth on the Merger Consideration Schedule. Also at the Merger Effective Time, all of the CompoSecure Options, whether vested or unvested, outstanding immediately prior to the Merger Effective Time that are not Cashout Options shall, automatically, be assumed by Roman DBDR and each such CompoSecure Option shall be converted into, and represent only, an option to purchase shares of Class A Common Stock.
Closing
The Closing of the transactions contemplated by the Merger Agreement, including the Merger, will take place on such date mutually agreed upon by Roman DBDR and CompoSecure, falling within three (3) days following the satisfaction or waiver of all of the conditions described below under the subsection entitled “Conditions to Closing”, unless Roman DBDR and CompoSecure shall mutually agree in writing.
Representations and Warranties
Under the Merger Agreement, CompoSecure made various representations and warranties to Roman DBDR that are subject, in some cases, to specified exceptions and qualifications contained in the Merger

Agreement or in the disclosure schedule that CompoSecure delivered to Roman DBDR in connection with the Merger Agreement. These representations and warranties relate to, among other things:
•
organization and qualification;

•
subsidiaries;

•
the authorization, performance and enforceability of the Merger Agreement and the transactions contemplated thereby;

•
board approval;

•
capitalization;

•
financial statements;

•
the absence of undisclosed liabilities;

•
absence of certain changes or events;

•
title; real property;

•
condition and sufficiency of assets;

•
intellectual property;

•
privacy and data security;

•
systems and IT;

•
contracts;

•
litigation;

•
compliance with laws; permits;

•
environmental matters;

•
employee benefit matters;

•
taxes

•
employee relations;

•
insurance

•
transactions with related parties;

•
brokers;

•
exchange act;

•
Roman DBDR Common Stock; and

•
Information supplied.

Under the Merger Agreement, Roman DBDR and Merger Sub made various representations and warranties to CompoSecure that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement or in the disclosure schedule that Roman DBDR delivered to CompoSecure in connection with the Merger Agreement. These representations and warranties relate to, among other things:
•
corporate organization;

•
the authorization, performance and enforceability of the Merger Agreement and the transactions contemplated thereby;

•
no conflict;

•
consents;

•
brokers;

•
SEC filings;

•
capitalization;

•
litigation;

•
compliance with laws;

•
stock exchange listing;

•
capitalization of Roman DBDR post-closing;

•
transactions with related parties;

•
board approval;

•
stockholder vote;

•
Trust Account;

•
taxes;

•
information supplied;

•
organization and operations of Roman DBDR and Merger Sub; and

•
independent investigation.

Pursuant to the terms of the Merger Agreement each of the representations and warranties of CompoSecure, Merger Sub and Roman DBDR shall not survive the Closing.
Material Adverse Effect
Under the Merger Agreement, certain representations and warranties of CompoSecure and Roman DBDR are qualified in whole or in part by materiality. In addition, certain representations and warranties of Roman DBDR, Merger Sub and CompoSecure are qualified in whole or in part by certain “material adverse effect” standards for purposes of determining whether a breach of such representations and warranties has occurred.
Pursuant to the Merger Agreement, a “Material Adverse Effect” means any event, occurrence, fact, condition or change that (a) has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, results of operations, financial condition or assets of CompoSecure or (b) does or would reasonably be expected to, individually or in the aggregate, prevent the ability of CompoSecure to consummate the Merger; provided, however, “Material Adverse Effect” shall not include, either alone or in combination, any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions or conditions generally affecting the capital, credit or financial markets; (ii) conditions generally affecting the industries in which CompoSecure operates; (iii) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (iv) acts of God, including any earthquakes, hurricanes, tornadoes, floods, tsunami, pandemics (including COVID-19) or other natural disasters; (v) any failure of CompoSecure to meet its financial projections, budgets or estimates (provided that the underlying causes of such failures, subject to the other provisions of this definition, shall not be excluded), (vi) any action required or permitted by the Merger Agreement, or any action taken (or not taken) with the written consent of or at the request of Roman DBDR or Merger Sub; (vii) any changes in applicable laws or accounting rules or principles, including GAAP, or any interpretations thereof; or (viii) the announcement or execution of the Merger Agreement, pendency or completion of the transactions contemplated thereby; provided, however, that any effect resulting from a matter described in any of the foregoing clauses (i) through (iv) or (vii) may be taken into account in determining whether a Material Adverse Effect has occurred or is reasonably likely to occur to the extent such effect has a disproportionate adverse effect on CompoSecure relative to other participants operating in the industries or markets in which CompoSecure operates.
Pursuant to the Merger Agreement, a Roman DBDR Material Adverse Effect means any event, occurrence, fact, condition or change that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the business, results of operations, financial condition or assets of Roman DBDR, or (b) the ability of Roman DBDR to consummate the transactions contemplated by the Merger Agreement; provided, however, Roman DBDR Material Adverse Effect shall not include, either alone or in combination, any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions or conditions generally affecting the capital, credit or financial markets; (ii) conditions generally affecting the industries or markets in which Roman DBDR operates; (iii) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (iv) acts of God, including any earthquakes, hurricanes, tornadoes, floods, tsunami, pandemic (including COVID-19) or other natural disasters; (v) any action required or permitted by the Merger Agreement, or any action taken (or not taken) with the written consent of or at the request of CompoSecure; (vi) any changes in applicable laws or accounting rules or principles, including GAAP, or any interpretations thereof; or (vii) the announcement or execution of the Merger Agreement, pendency or completion of the transactions contemplated thereby; provided, however, that any effect resulting from a matter described in any of the foregoing clauses (i) through (iv) or (vi) may be taken into account in determining whether a Roman DBDR Material Adverse Effect has occurred or is reasonably likely to occur to the extent such effect has a disproportionate adverse effect on Roman DBDR relative to other “SPACs” operating in the industries in which Roman DBDR operates.
Covenants and Agreements
Each of CompoSecure and Roman DBDR have made certain covenants under the Merger Agreement to take certain actions or refrain from taking certain actions from the date of the Merger Agreement until the earlier of the termination of the Merger Agreement or the Closing.
CompoSecure Covenants
CompoSecure has agreed that from the date of the Merger Agreement until the earlier of the termination of the Merger Agreement or the Closing, subject to certain exceptions, it will conduct its business in all material respects in the ordinary course of business and in a manner consistent with past practice. In addition to the foregoing general covenant, CompoSecure has agreed that until the earlier of the termination of the Merger Agreement or the Closing, it will not:
•
amend or change in any way its certificate of formation, operating agreement or other organizational documents;

•
(i) issue, sell, pledge, dispose, grant or encumber, or authorize the issuance, sale, pledge, disposal, grant or encumbrance of, any equity interests of CompoSecure or any of its subsidiaries, or any options, warrants, convertible securities or other rights of any kind to acquire any equity interests (including, without limitation, any phantom interest), of CompoSecure or any of its subsidiaries; or (ii) sell, assign, transfer, convey, lease or otherwise dispose of any material assets or properties of CompoSecure or any of its subsidiaries, except for transactions in the ordinary course;

•
form any subsidiary or acquire any equity interest or other interest in any other entity or enter into a joint venture with any other entity; provided, however, that CompoSecure remains entitled to form subsidiaries in connection with the development of the Arculus business line;

•
other than the payment of tax distributions in accordance with Section 7.3 of the CompoSecure Second Amended and Restated LLC Agreement, any distributions between CompoSecure and CompoSecure, L.L.C., and certain agreed permitted distributions in connection with the amendment of the Company Debt Financing, declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of CompoSecure’s equity interests;

•
reclassify, combine, split, recapitalize, subdivide or redeem, or purchase or acquire, directly or indirectly, any of CompoSecure’s equity interests or otherwise amend any terms of CompoSecure’s equity interests;

•
incur, assume or guarantee of any Indebtedness by CompoSecure (other than ordinary course trade payables or draw-downs under CompoSecure debt documents and the exchangeable notes);

•
impose any material encumbrance upon CompoSecure’s properties, capital stock or assets, tangible or intangible;

•
(i) except in the ordinary course and with respect to the employment agreements, grant any material bonuses, whether monetary or otherwise, or material increase in any wages, salary, severance, pension or other compensation or benefits in respect of its current or former employees, officers, managers or consultants, except as required by applicable law, or (ii) materially change the terms of employment of any employee or terminate any employees, in each case for which the aggregate costs in connection with such changes or terminations for any one employee exceed $250,000;

•
other than with respect to the employment agreements, the Equity Incentive Plan, the Employee Stock Purchase Plan, or as required by applicable law or in the ordinary course, adopt, amend, modify or terminate any: (i) benefit plan or (ii) collective bargaining or other agreement with a union;

•
(i) make any loan to, (ii) forgive any loan of, or (iii) except as contemplated by the Merger Agreement, enter into any contract with, any of its holders or current or former members, managers, officers and employees;

•
enter into a new line of business that is unrelated to the current business or abandon or discontinue an existing line of business;

•
except for the Merger, adopt any plan of merger, consolidation, reorganization, liquidation or dissolution or file a petition in bankruptcy under any provisions of federal or state bankruptcy law or consent to the filing of any bankruptcy petition against it under any similar law;

•
acquire by merger or consolidate with, or purchase a substantial portion of the assets or stock of, or by any other manner (including, without limitation, by merger, consolidation or acquisition of stock or substantially all of the assets or any other business combination), any business or any Person or any division thereof;

•
materially amend (other than reasonable and usual amendments in the ordinary course) the accounting policies or procedures of CompoSecure, other than as required by GAAP;

•
amend any material contract in a manner that is material and adverse to CompoSecure;

•
waive, release, assign; settle, compromise or otherwise resolve any legal proceeding, other than waivers, releases, assignments, settlements or compromises that are solely monetary in nature and do not exceed $1,000,000 individually or $2,000,000 in the aggregate;

•
(i) make, change or rescind any material tax election, (ii) amend any material tax return, (iii) settle any income or other material tax proceeding or consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment (it being understood that any tax proceeding, or tax claim or assessment that are solely monetary in nature and relate to tax liabilities of CompoSecure that do not exceed $1,000,000 shall not be considered material purposes of this clause (iii)), (iv) surrender any right to claim a tax refund, (v) adopt (inconsistent with past practices) or change any method of accounting with respect to taxes, or (vi) enter into any tax indemnity, tax sharing or tax allocation agreement (excluding any agreement entered into in the ordinary course, the primary purpose of which is not related to taxes);

•
acquire any ownership interest in any real property, other than in the ordinary course;

•
limit the right of CompoSecure to engage in any line of business or in any geographic area, to develop, market or sell products or services, or to compete with any Person, in each case, except where such limitation does not, and would not be reasonably likely to, individually or in the aggregate, materially and adversely affect, or materially disrupt, the operation of the business, taken as a whole, in the ordinary course;

•
grant to, or agree to grant to, any Person rights to any intellectual property that is material to CompoSecure or sell, lease, license (other than licenses to intellectual property granted by CompoSecure in the ordinary course), abandon or permit to lapse or become subject to a encumbrance (other than a permitted encumbrance) or otherwise dispose of, any rights to any intellectual property that is material to CompoSecure, except for the expiration of CompoSecure’s intellectual property registrations in accordance with the applicable statutory term (or in the case of domain names, applicable registration period) or in the reasonable exercise of CompoSecure’s business judgment as to the costs and benefits of maintaining the item;
•
disclose or agree to disclose to any Person (other than Roman DBDR or any of its representatives) any material trade secret or any other material confidential or proprietary information, know-how or process of CompoSecure other than in the ordinary course or pursuant to obligations to maintain the confidentiality thereof;

•
make or commit to make capital expenditures outside of the ordinary course other than in an amount not in excess of $2,000,000 or as contemplated by CompoSecure’s annual budget, in the aggregate; or

•
enter into any contract or other binding commitment to do any of the foregoing.

Roman DBDR Covenants
Roman DBDR has agreed that from the date of the Merger Agreement until the earlier of the termination of the Merger Agreement or the Closing, subject to certain exceptions, it will conduct its business in all material respects in the ordinary course of business and in a manner consistent with past practice. In addition to the foregoing general covenant, Roman DBDR has agreed that until the earlier of the termination of the Merger Agreement or the Closing, it will not:
•
other than as contemplated in the Merger Agreement, amend or alter the certificate of incorporation, bylaws or other organizational documents of Roman DBDR, or form any new subsidiary;

•
(i) make or declare any dividend or distribution to the Roman DBDR stockholders or make any other distributions in respect of any of Roman DBDR’s or any of its subsidiary’s capital stock, except for dividends by any of Roman DBDR’s wholly-owned subsidiaries, (ii) split, combine, reclassify or otherwise amend any terms of any shares or series of Roman DBDR’s or any of its subsidiary’s capital stock or (iii) purchase, repurchase, redeem or otherwise acquire any issued and outstanding share capital, outstanding shares of capital stock, membership interests, warrants or other equity interests of Roman DBDR or its subsidiaries, other than a redemption of shares of Roman DBDR Class A Common Stock in connection with the Merger in accordance with the terms set forth in this proxy statement;

•
incur or assume any indebtedness or guarantee any indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Roman DBDR or any subsidiary or guaranty any debt securities of another Person, other than any indebtedness or guarantee incurred between Roman DBDR and any of its wholly-owned subsidiaries or between any of such wholly-owned subsidiaries;

•
(i) issue any Roman DBDR securities or securities exercisable for or convertible into capital stock, other than the issuance of the Class B Common Stock issuable pursuant to the Merger Agreement or in connection with the Note Subscription Agreements, or (ii) grant any additional options, warrants or stock appreciation rights with respect to Roman DBDR securities not outstanding on the date hereof;

•
make any loans, advances or capital contributions to, or investments in, any other Person;

•
grant any material encumbrances on any property or assets (whether tangible or intangible) of Roman DBDR;

•
except as required by changes in GAAP, change any of its methods of accounting in any manner;

•
purchase or otherwise acquire (whether by merger or otherwise), or lease or license, any property or assets;

•
enter into any joint venture with a third party; or

•
enter into any agreement, or otherwise become obligated, to take any action prohibited under Section 6.19 of the Merger Agreement.

Mutual Covenants of CompoSecure and Roman DBDR
•
Except as provided in the Merger Agreement, all content of all public announcements regarding any aspect of the Merger Agreement, the Merger and the other transactions contemplated thereby, shall be mutually agreed upon in advance by CompoSecure and Roman DBDR;

•
cooperate and use their respective commercially reasonable efforts to give all notices to, and obtain all consents from, all third parties described in the disclosure schedules of CompoSecure;

•
Roman DBDR and CompoSecure shall cooperate in good faith with respect to the preparation of a Form 8-K announcing the Closing;

•
Roman DBDR and CompoSecure will use their reasonable best efforts to make all pre-merger notification filings required under the HSR Act within 10 business days following the date of the Merger Agreement. Roman DBDR and CompoSecure will cooperate with each other and shall furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of any filings under the HSR Act.

Covenants of Roman DBDR
•
At least 5 days prior to the Closing, Roman DBDR shall prepare a draft current report on Form 8-K announcing the Closing;

•
as promptly as reasonably practicable after the date of the Merger Agreement, Roman DBDR, shall prepare and file this proxy statement;

•
upon satisfaction or waiver of the conditions to closing and upon notice to the Trustee of the Trust Account, Roman DBDR will cause the Trustee to (i) pay all amounts due and payable to redeeming Roman DBDR Stockholders and (ii) pay all remaining amounts then available in the Trust Account to Roman DBDR for immediate use;

•
Roman DBDR shall deliver to CompoSecure written resignations, effective as of the Merger Effective Time, of the officers and directors of Roman DBDR;

•
Roman DBDR shall not amend, modify or replace any of, or waive any provision under the Subscription Agreements, in a manner adverse to CompoSecure without CompoSecure’s prior written consent; and

•
Roman DBDR shall take commercially reasonable efforts to cooperate with CompoSecure to obtain the consent or an amendment as may be reasonably required pursuant to the terms of the Company Debt Financing in connection with the transactions contemplated by the Merger Agreement, including the issuance of the Exchangeable Notes.

Covenants of CompoSecure
•
CompoSecure shall use its reasonable best efforts to obtain and deliver to Roman DBDR a true and correct copy of the written consent with the affirmative vote or consent of CompoSecure’s voting members on or prior to the date that was five (5) business days following the execution of the Merger Agreement; and

•
CompoSecure shall cause all notices to be timely provided to each participant under CompoSecure’s Amended and Restated Equity Compensation Plan as required thereunder.

Conditions to Closing
General Conditions
Consummation of the Merger is conditioned upon, among other things:
•
no order, writ, judgment, injunction, decree, stipulation, determination or award, in each case, entered by or with any governmental authority that is and has the effect of making the transactions contemplated by the Merger Agreement, illegal, otherwise restraining or prohibiting the consummation of such transactions;

•
Roman DBDR stockholder approval;

•
the shares of Roman DBDR Class A Common Stock shall have been issued with the Common PIPE Investment and be approved for listing on Nasdaq;

•
the early termination or expiration of the waiting period under the HSR Act;

•
the PIPE Investments shall have been consummated;

•
Roman DBDR having at least $5,000,001 of net tangible assets remaining;

•
the amount of Minimum Cash shall not be less than $210,000,000, consisting of $85.0 million from the Trust Account after giving effect to redemptions, if any, plus $130.0 million of Note PIPE Investment proceeds and $45.0 million of Common PIPE Investment proceeds minus $50.0 million of transaction expenses of both Roman DBDR and CompoSecure; and

•
each Ancillary Agreement shall have been executed.

Roman DBDR and Merger Sub Conditions
The obligations of Roman DBDR and Merger Sub to consummate the Merger are conditioned upon, among other things:
•
the accuracy of the representations and warranties of CompoSecure (subject to customary bring-down standards);

•
the covenants of CompoSecure and the Member Representative having been performed in all material respects;

•
no Material Adverse Effect shall have occurred;

•
the delivery by CompoSecure of an officer’s certificate;

•
the closing net indebtedness shall be no more than $250,000,000;

•
closing cash shall be no less than $5,000,000; and

•
CompoSecure shall have obtained the necessary consents, authorizations or approvals.

CompoSecure Conditions
The obligations of CompoSecure to consummate the Merger are conditioned upon, among other things:
•
the accuracy of the representations and warranties of Roman DBDR and Merger Sub (subject to customary bring-down standards);

•
the covenants of Roman DBDR and Merger Sub having been performed in all material respects;

•
the delivery by Roman DBDR of an officer’s certificate;

•
Roman DBDR shall be in compliance in all material respects with the reporting requirements under the Exchange Act;

•
Roman DBDR shall have delivered a duly executed signature page of Roman DBDR and Sponsor to the Stockholders Agreement, and Roman DBDR shall have appointed to its board the directors contemplated in such agreement; and

•
no Material Adverse Effect shall have occurred.

Survival of Representations, Warranties and Covenants
The representations, warranties, agreements and covenants in the Merger Agreement terminate at the Merger Effective Time, except for the covenants and agreements that by their explicit terms apply or are to be performed in whole or in part after the Closing. Except in the case of Fraud, there are no remedies available to the parties under the Merger Agreement with respect to breaches of the representations, warranties, covenants or agreements of the parties to the Merger Agreement after the Closing, except for those covenants and agreements explicitly to be performed in whole or in part after the Closing.
Termination
The Merger Agreement may be terminated at any time prior to the Closing Date:
(a)
by mutual written consent of Roman DBDR and CompoSecure;

(b)
by either Roman DBDR or the CompoSecure:

(i)
if the Closing has not occurred on or before December 31, 2021 (the “Outside Date”), subject to certain exceptions; provided, that if, on the Outside Date, the approvals pursuant to the HSR Act shall not have been satisfied and all other conditions to Closing shall have been satisfied, CompoSecure or Roman DBDR shall have the right to extend the Outside Date to a date that is not later than January 31, 2022;

(ii)
if a Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law which has become final and non-appealable, and which permanently restrains, enjoins or otherwise prohibits the transactions contemplated hereby; or

(iii)
if, Roman DBDR Stockholders’ Meeting has been held (including any adjournment or postponement thereof), has concluded, Roman DBDR Stockholders have duly voted and the Roman DBDR Stockholder Approval is not obtained;

(c)
by Roman DBDR, if neither it nor Merger Sub is in material breach of their obligations under the Merger Agreement and if (i) at any time any of the representations and warranties of CompoSecure become untrue or inaccurate such that the Closing conditions with respect to CompoSecure’s representations and warranties could not be satisfied; or (ii) there has been a breach on the part of CompoSecure of any of its covenants or agreements such that the Closing conditions with respect to CompoSecure’s agreements and covenants could not be satisfied and, such breach has not been cured;

(d)
by CompoSecure, if CompoSecure is not in material breach of its obligations under the Merger Agreement and if (i) at any time any of the representations and warranties of Parent and Merger Sub become untrue or inaccurate such that the Closing conditions with respect to Roman DBDR’s representations and warranties could not be satisfied; or (ii) there has been a breach on the part of Parent or Merger Sub of any of their covenants or agreements such that the Closing Conditions with respect to the agreements and covenants of Roman DBDR could not be satisfied, and such breach has not been cured; or

(e)
by Roman DBDR, if CompoSecure does not deliver, or cause to be delivered to Roman DBDR, the affirmative vote or consent of CompoSecure’s voting members pursuant to a written consent on or prior to the date that was five (5) business days following the execution of the Merger Agreement.

If the Merger Agreement is validly terminated, the Merger Agreement will become void and all further obligations and liabilities of the parties under the Merger Agreement will terminate and become void and of no force and effect, except for any confidentiality obligations, obligations with respect to public announcements, in the case of termination subsequent to a willful material breach of the Merger Agreement, or as otherwise set forth in the Merger Agreement.
Waiver; Amendments
At any time prior to the Closing Date, the parties may (i) extend the time for the performance of any of the obligations under the Merger Agreement, (ii) waive any inaccuracies in the representations and warranties, or (iii) waive compliance with any of the agreements or conditions contained in the Merger Agreement. Any such extension or waiver must be set forth in a written instrument signed on behalf of such party.

The Merger Agreement may be amended, at any time prior to the Merger Effective Time, by an instrument in writing signed on behalf of Roman DBDR, Merger Sub and CompoSecure; provided, however, that after the Roman DBDR stockholder approval is obtained, there shall be no amendment or waiver that, pursuant to applicable law, requires further approval of the Roman DBDR stockholders, without the receipt of such further approvals.
Fees and Expenses
Regardless of whether the transactions contemplated by the Merger Agreement are consummated and except as provided in the Merger Agreement, each party shall pay its own expenses with respect to the Merger Agreement, the Ancillary Agreements and the transactions contemplated by the Merger Agreement; provided, that if the Closing shall occur, Roman DBDR shall pay or cause to be paid all unpaid CompoSecure transaction expenses and all Roman DBDR transaction expenses in accordance with the terms and conditions of the Merger Agreement.
Governing Law
The Merger Agreement is governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. Pursuant to the Merger Agreement, the parties irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the District of Delaware or, if such court does not have jurisdiction, the Delaware state courts located in Wilmington, Delaware, in any action arising out of or relating to the Merger Agreement.
Related Agreements
This section describes certain material terms of additional agreements entered into or to be entered into pursuant to the Merger Agreement.
Registration Rights Agreement
At the Closing of the Business Combination, CompoSecure, Inc. (f/k/a Roman DBDR) will enter into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), with the LLR Investors (as defined therein), the CompoSecure Investors (as defined therein), the Founder Investors (as defined therein), and the Additional Investors (as defined therein) (the LLR Investors, the CompoSecure Investors, the Founder Investors and the Additional Investors, the “Holders”).
Upon the consummation of the Business Combination, the Holders and their permitted transferees will be entitled to certain registration rights described in the Registration Rights Agreement. Among other things, pursuant to the Registration Rights Agreement, the LLR Investors and Founder Investors will each be entitled to require one or more demand registrations, and all Holders will have certain “piggyback” registration rights with respect to statements filed subsequent to the Business Combination.
Tax Receivable Agreement
At the Closing of the Business Combination, CompoSecure, Inc. (f/k/a Roman DBDR) will enter into the Tax Receivable Agreement with CompoSecure and the TRA Parties (as defined therein). The Tax Receivable Agreement will provide for the payment by CompoSecure, Inc. to certain CompoSecure Holders of 90% of the benefits, if any, that CompoSecure, Inc. is deemed to realize (calculated using certain assumptions) as a result of (i) CompoSecure, Inc.’s allocable share of existing tax basis in the assets of CompoSecure and its subsidiaries acquired (A) in the Business Combination and (B) upon sales or exchanges of CompoSecure Units pursuant to the Exchange Agreement after the Business Combination, (ii) certain increases in tax basis that occur as a result of (A) the Business Combination and (B) sales or exchanges of CompoSecure Units pursuant to the Exchange Agreement after the Business Combination, and (iii) certain other tax benefits, including tax benefits attributable to payments under the Tax Receivable Agreement. These tax attributes may increase (for tax purposes) CompoSecure, Inc.’s depreciation and amortization deductions and, therefore, may reduce the amount of tax that CompoSecure, Inc. would otherwise be required to pay in the future. CompoSecure, Inc. will retain the benefit of the remaining 10% of these cash savings.
We expect that if there were an exchange of all of the outstanding CompoSecure Units (other than those held by CompoSecure Inc.) immediately after the Business Combination, the estimated tax benefits to CompoSecure Inc. subject to the Tax Receivable Agreement would be approximately $189.98 million, based on certain assumptions, including but not limited to a $10.00 per share trading price of Class A Common Stock, a 21% U.S. federal corporate income tax rate and estimated applicable state and local income tax rates, no material change in U.S. federal income tax law and that CompoSecure Inc. will have sufficient taxable income to utilize such estimated tax benefits. The foregoing amount is merely an estimate and the actual tax benefits could differ materially. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, the payments under the Tax Receivable Agreement exceed the actual cash tax benefits that CompoSecure, Inc. realizes in respect of the tax attributes subject to the Tax Receivable Agreement and/or distributions to CompoSecure, Inc. by CompoSecure are not sufficient to permit CompoSecure, Inc. to make payments under the Tax Receivable Agreement after it has paid taxes. Certain late payments under the Tax Receivable Agreement generally will accrue interest at an uncapped rate equal to one year LIBOR (or its successor rate) plus 500 basis points. The payments under the Tax Receivable Agreement are not conditioned upon continued ownership of us by the exchanging holders of CompoSecure Units.
For a detailed description of the Tax Receivable Agreement, see “Certain Relationships and Related Person Transactions-Tax Receivable Agreements.”
Stockholders Agreement
At the Closing of the Business Combination, CompoSecure, Inc. (f/k/a Roman DBDR), Sponsor and certain CompoSecure Holders (Sponsor and the CompoSecure Holders, collectively, the “Voting Parties”) will enter into a stockholders agreement (the “Stockholders Agreement”), which provides for certain voting agreements of the Voting Parties, and, among other things, sets forth certain requirements regarding the composition of the CompoSecure, Inc. Board following the Closing. Under the Stockholders Agreement, the Voting Parties (1) agree to vote or cause to be voted all shares of Common Stock, whether at a regular or special meeting of CompoSecure, Inc. stockholders, in such a manner as may be necessary to elect and/or maintain the board of directors in accordance with the Stockholders Agreement; and (2) agree to the Lock-up Period (as defined below).
Pursuant to the Stockholders Agreement, the members of the CompoSecure, Inc. Board appointed at the Closing will be, subject to certain exceptions, comprised of up to seven members, divided into three classes, comprised of:
(i)
the Chief Executive Officer of the CompoSecure, Inc.;

(ii)
one person designated by LLR Equity Partners IV, L.P. (“LLR”) or its affiliate, who shall serve as the chair of the Board (the “LLR Designee”);

(iii)
one person designated by the Sponsor or its affiliate (the “Sponsor Designee”);

(iv)
one person designated by Michele D. Logan (“Logan” and the designee, the “Logan Designee”); and

(v)
three persons that each qualify as an “independent director” under the Exchange Act and the rules of Nasdaq (the “Independent Directors”), as mutually agreed upon by Logan, LLR and the Sponsor and designated by CompoSecure. Inc.’s nominating committee;

The initial CompoSecure, Inc. Board will be divided into three classes as follows:
(a)
Class I: the Chief Executive Officer and one Independent Director;

(b)
Class II: the Logan Designee and one Independent Director; and

(c)
Class III: the LLR Designee, one Independent director and the Sponsor Designee.

Sponsor, LLR, and Logan, and their respective affiliates, will continue to have the right to designate directors for election or re-election to the CompoSecure, Inc. Board and agree on Independent Directors in accordance with the Stockholders Agreement so long as each owns 2.5% or more of the outstanding shares of Common Stock.
The Stockholders Agreement also provides that for 180 days following the execution of the Stockholders Agreement (the “Lock-Up Period”), the Voting Parties agree not to effect any sale or distribution of any shares of Common Stock held by any of them during the Lock-Up Period as described therein.
The Stockholders Agreement shall terminate (i) on the date on which no person initially designated to the CompoSecure, Inc. Board continues to serve on the CompoSecure, Inc. Board, and (ii) with respect to any Voting Party, at such time as such Voting Party ceases to own or otherwise hold the power to direct the vote of any Common Stock.
Voting Agreement
Concurrently with the execution of the Agreement and Plan of Merger, on April 19, 2021, the Sponsor and certain CompoSecure Holders (the “Voting Agreement Voting Parties”) entered into a voting agreement with Roman DBDR and CompoSecure (the “Voting Agreement”) which is included herewith as Annex H. Under the Voting Agreement, the Voting Agreement Voting Parties agreed to vote or cause to be voted their respective equity interests for and against certain matters, including to vote in favor of the Merger Agreement and the transactions related thereto, among other matters and against any competing proposals or any matters that would reasonably be expected to impede the timely consummation of the Merger, among other matters.
The Voting Agreement prohibits the Voting Agreement Voting Parties from depositing any securities in a voting trust, grant any proxies with respect to the securities or subject any of the securities to an arrangement with respect to the voting of the securities or otherwise in respect of the securities other than in accordance with the Voting Agreement or the Merger Agreement. The Voting Agreement Voting Parties acknowledge and agree under the Voting Agreement that they shall not acquire any additional equity securities of Roman DBDR after the date of the Voting Agreement if as a result of such acquisition, such Voting Agreement Voting Party would beneficially own more than 9.9% of the equity securities of Roman DBDR, after giving effect to the Merger and the other transactions contemplated by the Merger Agreement. The Voting Agreement shall terminate upon the earliest to occur of (i) the Merger Effective Time and (ii) the date on which the Merger Agreement is terminated in accordance with its terms.
Exchange Agreement
At the Closing of the Business Combination, Roman DBDR, CompoSecure and CompoSecure Holders will enter into the Exchange Agreement. Pursuant to the Exchange Agreement, the CompoSecure Holders and such other holders of Class B Units from time to time party thereto will be entitled to exchange Class B Units, and surrender shares of Class B Common Stock of Roman DBDR for cancellation, in exchange for, at the option of Roman DBDR, a number of shares of Class A Common Stock of Roman DBDR or the cash equivalent of such shares.
Expense Cap and Waiver Agreement
Concurrently with the execution of the Agreement and Plan of Merger, on April 19, 2021, Roman DBDR, CompoSecure and Sponsor entered into an expense cap and waiver agreement (the “Expense Cap and Waiver Agreement”). Under the terms of the Expense Cap and Waiver Agreement, Sponsor agreed that to the extent the Roman’s transaction expenses exceed $35 million, then Sponsor shall, on the Closing Date, in its sole option, either (i) pay any such amount in excess of $35 million to Roman DBDR in cash, or (ii) irrevocably forfeit and surrender to Roman DBDR such number of shares of Class A Common Stock (valued at $10.00 per share) held by the Sponsor that would, in the aggregate, have a value equal to such amount in excess of $35 million. In addition, the Sponsor agreed to waive, on behalf of all holders of Class B Common Stock, any adjustment to the initial conversion ratio in Roman’s certificate of incorporation resulting from the consummation of the Merger and the transactions contemplated by the Merger Agreement. The Expense Cap and Waiver Agreement shall automatically terminate upon the earlier of (i) the Merger Effective Time; (b) the termination of the Merger Agreement in accordance with its terms; and (c) the mutual written agreement of CompoSecure and the Sponsor.
PIPE Investment
Common Subscription Agreements
Concurrently with the execution of the Merger Agreement, Roman DBDR entered into subscription agreements for a private placement of Class A Common Stock (the “Common Subscription Agreements”) with certain investors (the “Common PIPE Investors”). Pursuant to the terms of the Common Subscription Agreements, Roman DBDR has agreed to issue and sell to the Common PIPE Investors and the Common PIPE Investors have agreed to purchase on the Closing Date of the Business Combination an aggregate amount of up to 4,500,000 shares of Class A Common Stock at a purchase price of $10.00 per share for aggregate gross proceeds of $45,000,000 (the “Common Pipe Investment”). The Common PIPE Investment is contingent upon, among other things, the Closing of the Business Combination. The shares of Class A Common Stock to be issued pursuant to the Common Subscription Agreements have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. Roman DBDR will grant the Common PIPE Investors certain registration rights in connection with the Common PIPE Investment.
The Common Subscription Agreements will terminate upon the earlier to occur of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the mutual written agreement of the parties thereto, (iii) if any of the conditions to the Closing are not satisfied on or prior to the Closing and which make the consummation of the Business Combination fail to occur, or (iv) January 31, 2022 if the Closing is not consummated on or prior to such date. Each of the Common PIPE Investors waived any interest in, and any claim it may have against, any monies held in the Trust Account as a result of its Common Subscription Agreement.
The Class A Common Stock to be purchased by the Common PIPE Investors is the same class of stock as was received by investors in the Roman DBDR IPO. However, the Common PIPE Investors will purchase shares of Class A Common Stock at a purchase price of $10.00 per share, whereas investors in the Roman DBDR IPO purchased units comprising one share of Class A Common Stock and one-half of one redeemable warrant, for a purchase price of $10.00 per unit.
Note Subscription Agreements
In addition, concurrently with the execution of the Merger Agreement, Roman DBDR, CompoSecure and CompoSecure, L.L.C. entered into subscription agreements (the “Note Subscription Agreements”) with certain investors (the “Note PIPE Investors”) pursuant to which such investors, severally and not jointly, have agreed to purchase on the Closing Date of the Business Combination, the Exchangeable Notes issued by CompoSecure and guaranteed by CompoSecure, L.L.C. in an aggregate principal amount of up to $130,000,000 that are exchangeable into shares of Class A Common Stock at a conversion price of $11.50 per share (the “Note Pipe Investment”).
Pursuant to the Note Subscription Agreements, CompoSecure has agreed to issue and sell to the Note PIPE Investors, and the Note PIPE Investors have agreed to purchase, severally and not jointly, subject to the terms and conditions of an indenture to be executed by Roman DBDR, CompoSecure, CompoSecure, L.L.C. and the trustee under the indenture to be entered into at Closing, the Exchangeable Notes in an aggregate principal amount of up to $130,000,000, which will bear interest at a rate of 7% per annum, payable semi-annually in arrears. The Exchangeable Notes will mature in five years, and be convertible into shares of Class A Common Stock at a conversion price of $11.50 per share, in accordance with the terms thereof and subject to customary anti-dilution adjustments. CompoSecure may redeem the Exchangeable Notes after the third anniversary of the Closing Date, if the trading price Class A Common Stock exceeds 130% of the conversion price for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period. Upon conversion of the Exchangeable Senior Notes into shares of Class A Common Stock, the holders of Class A Common Stock (at the time of such conversion) will be subject to dilution pursuant to the issuance thereof. The current shareholders of Roman DBDR that do not redeem their shares in connection with the Business Combination, and continue to hold Class A Common Stock through the conversion of the Exchangeable Senior Notes, will be subject to such dilution. The conversion of the Note PIPE Investment principal amount, subject to customary anti-dilution adjustments in the future, would result in basic shares outstanding increasing by a total of 11,304,348 shares. The percentage dilution upon such conversion will depend on the number of shares of Class A Common Stock outstanding at the time of conversion; however, if the capitalization of the Combined Entity remains the same as immediately following Closing, the conversion of the Exchangeable Senior Notes would result in dilution of approximately 13.7% to the holders of Class A Common Stock. Other than the potential dilutive impact on ownership, non-redeeming shareholders will have a liquidation preference junior to the Exchangeable Senior Notes until such time that they are converted to Class A Common Stock. The Note PIPE Investment is contingent upon, among other things, the Closing of the Business Combination. Subject to the condition that the Note PIPE Investment is funded in full on the Closing Date, the Exchangeable Senior Notes will be guaranteed by CompoSecure, L.L.C. and each other direct or indirect current and future (i) material U.S. domestic subsidiary of Roman DBDR and (ii) U.S. domestic subsidiary of Roman DBDR holding any equity interests in any foreign subsidiary. The conversion of the Note PIPE Investment principal amount, subject to customary anti-dilution adjustments in the future, would result in basic shares outstanding increasing by a total of 11,304,348 shares. This equals 13.7% of basic shares anticipated to be outstanding upon the Closing of the Business Combination. Other than the potential dilutive impact on ownership, non-redeeming shareholders will have a liquidation preference junior to the Exchangeable Senior Notes until such time that they are converted to Class A Common Stock.
The Exchangeable Notes to be issued pursuant to the Note Subscription Agreements have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. There will be customary resale registration rights with respect to the Class A Common Stock issuable upon conversion of the Exchangeable Notes.
The Note Subscription Agreements will terminate upon the earlier to occur of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the mutual written agreement of the parties thereto, (iii) if any of the conditions to the Closing are not satisfied on or prior to the Closing and which make the consummation of the Business Combination fail to occur, or (iv) January 31, 2022 if the Closing is not consummated on or prior to such date. Each of the Note PIPE Investors waived any interest in, and any claim it may have against, any monies held in the Trust Account as a result of its Note Subscription Agreement.
CompoSecure Second Amended and Restated LLC Agreement
At the Closing of the Business Combination, CompoSecure, Inc. (f/k/a Roman DBDR) and the other CompoSecure Holders will enter into the CompoSecure Second Amended and Restated LLC Agreement. The operations of CompoSecure, and the rights and obligations of the CompoSecure Holders, will be set forth in the CompoSecure Second Amended and Restated LLC Agreement.
Management of CompoSecure
The business and affairs of the CompoSecure are managed, operated and controlled by or under the direction of a Board of Managers, which shall initially be comprised of three members, elected by a vote of the members of CompoSecure. Except for the limited matters expressly requiring the vote of the members (or a certain subset of members), the Board of Managers has the exclusive right, power and authority in the management of the business and affairs of the CompoSecure.
Capital Structure
The interests in CompoSecure are represented by two classes of units: Class A Units and Class B Units. Subject to limited exceptions, Class A Units may only be issued to CompoSecure, Inc., and Class B Units may only be issued to persons who were members of CompoSecure prior to Closing and their respective “Permitted Transferees.” The Class A Units and Class B Units have identical rights and privileges except that Class A Units are entitled to ten (10) votes per Class A Unit and the Class B Units are entitled to one (1) vote per Class B Unit. Class B Units are convertible into Class A Units, on a one-for-one basis. At any time shares of Class A Common Stock are issued or sold by CompoSecure, Inc., CompoSecure shall issue to

CompoSecure, Inc. a number of Class A Units equal to the number of shares of Class A Common Stock issued or sold, and the proceeds received, if any, by CompoSecure, Inc. shall be contributed to or used by CompoSecure.
Allocations and Distributions
Profits and losses of the CompoSecure are allocated among the members of CompoSecure, subject to certain exceptions (including with respect to tax), in accordance with their respective percentage interests. CompoSecure may make distributions of “Distributable Cash” to the members, in proportion to their respective percentage interests, at such times and in such amounts as the Board of Managers may determine from time to time. CompoSecure may also make distributions in property or assets in kind at the discretion of the Board of Managers, provided that any distribution in kind shall be made to the members in proportion to their respective percentage interests.
Dissolution
For so long as the Exchange Agreement is in effect, CompoSecure shall not be dissolved. Following such time, CompoSecure shall be dissolved only (i) upon the written consent of the Board of Managers and, so long as any Class B Units are outstanding, the members holding a majority of the Class B Units, (ii) at any time there are no members of the Company or (iii) upon the entry of a decree of judicial dissolution of CompoSecure. Upon the dissolution of CompoSecure, the Board of Managers shall wind up CompoSecure’s affairs. The proceeds of liquidation shall be distributed first to creditors of CompoSecure and second to the members in accordance with their respective percentage interests.
The foregoing description of the CompoSecure Second Amended and Restated LLC Agreement is qualified by reference to the complete text of the form of CompoSecure Second Amended and Restated LLC Agreement, a copy of which is attached as Annex F to this proxy statement. All stockholders are encouraged to read the CompoSecure Second Amended and Restated LLC Agreement in its entirety for a more complete description of the terms and conditions thereof.
Background of the Business Combination
General
The terms of the Merger Agreement are the result of extensive, arm’s length, negotiations between representatives of Roman DBDR and CompoSecure. The following is a brief description of the background of these negotiations and the resulting Business Combination.
Roman DBDR is a blank check company incorporated as a Delaware corporation on August 21, 2020, for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, with one or more businesses or entities. The Business Combination with CompoSecure is a result of an extensive search for a potential transaction capitalizing on the network and investing and transaction experience of the Roman DBDR Board and management team to identify, acquire, and operate a business in the technology, media and telecom industries.
The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. The following chronology does not purport to catalogue every conversation among representatives of Roman DBDR, CompoSecure and other parties.
Prior to the consummation of its initial public offering (the “IPO”) on November 10, 2020, neither Roman DBDR, nor anyone on its behalf, contacted any prospective target businesses or had any substantive discussions, formal or otherwise, with respect to a transaction with Roman DBDR.
From the date of the consummation of the IPO, members of Roman DBDR’s management and Board commenced a wide-spread search for potential target businesses in the technology, media and telecom industries. Roman DBDR’s search was further focused on established companies with large and growing revenues and diversified customer bases selling well-developed and/or mature technologies and services into new market segments that have been created as part of the technology trends combining security, cloud computing and cloud data storage, and are category leaders in those sectors. During the course of this search process, representatives of Roman DBDR contacted, and were contacted by, a number of individuals and entities with respect to business combination opportunities. Roman DBDR considered, evaluated, conducted preliminary due diligence on, and engaged in various levels of discussions with, over 100 potential acquisition targets. Roman DBDR evaluated illustrative transaction structures to effect a potential business combination with six of those potential acquisition targets that the Roman DBDR management team believed were most likely to yield an attractive entry valuation and opportunity to create shareholder value by leveraging the Roman DBDR management and board’s relevant industry operating experience and networks, including CompoSecure. In connection with this evaluation, Roman DBDR entered into customary non-disclosure agreements with each of the six companies, including CompoSecure, and representatives of Roman DBDR had discussions regarding potential transaction structures with the respective agents, members of management and/or the boards of directors of certain of these potential acquisition targets, including CompoSecure.
Roman DBDR ultimately decided to pursue the Business Combination with CompoSecure because of its position as a premier provider of payments technology and security solutions, deep customer relationships with leading financial institutions, significant existing base of revenue and profitability, readiness of its preparedness, including accounting practices, for listing as a public company, and substantial additional addressable markets Roman DBDR identified across payments, security, Cryptocurrency, and Digital Assets. Once Roman DBDR identified CompoSecure as a potential target, it decided not to pursue alternative acquisition targets generally as the result of Roman DBDR’s determination that the business of each of the other targets was not as attractive in comparison to CompoSecure due to a combination of business prospects, strategy, management, structure of the transaction, likelihood of execution, financial performance, public company readiness, valuation and other considerations.
Transaction Chronology
On December 9, 2020, Melissa Wasser, a representative of Financial Technology Partners ( “FT Partners”), an investment bank representing CompoSecure in its consideration of strategic opportunities and alternatives, spoke telephonically with Roman DBDR’s Co-Chief Executive Officer, Dixon Doll, Jr., and introduced CompoSecure on a non-confidential basis as a potential business combination opportunity. They also discussed the execution of a non-disclosure agreement and initial due diligence matters.
On December 10, 2020, Roman DBDR and CompoSecure entered into a customary non-disclosure agreement, which did not include a standstill provision or a “don’t-ask-don’t-waive” provision.
On December 11, 2020, representatives of FT Partners spoke telephonically with Mr. Doll, Jr., Dr. Donald G. Basile, Roman DBDR’s Chairman and Co-Chief Executive Officer, and John C. Small, Roman DBDR’s Chief Financial Officer. They further discussed CompoSecure’s business and the business combination opportunity.
On December 12, 2020, FT Partners sent Roman DBDR preliminary materials describing CompoSecure’s business, financial performance, and growth plans.
On December 15, 2020, representatives of Roman DBDR attended a management presentation delivered by CompoSecure via videoconference. Mr. Doll, Jr., Dr. Basile and Mr. Small, attended for Roman DBDR. Jon Wilk, Chief Executive Officer, Tim Fitzsimmons, Chief Financial Officer, and Lewis Rubovitz, Vice President and Head of Strategy and Business Development, attended for CompoSecure. The parties discussed CompoSecure’s confidential business overview and financial projections for CompoSecure’s metal Payments Cards business.
On December 16, 2020, Mr. Doll, Jr. sent an e-mail to Mr. Wilk to express Roman DBDR’s interest in further evaluating the business combination opportunity and outlined initial areas of anticipated due diligence to be performed by Roman DBDR and its representatives.
On December 17, 2020, Roman DBDR, led by Mr. Doll, Jr., Dr. Basile and Mr. Small held a teleconference with representatives of FT Partners to discuss Roman DBDR’s interest in pursuing a potential business combination and discussed a potential business combination timeline.

On December 18, 2020, Michael Cavanagh, a representative of B. Riley Securities, Inc. (“B. Riley”), Roman DBDR’s IPO underwriter and capital markets advisor, spoke with Josh Sandberg, a representative of FT Partners, to discuss CompoSecure’s business and next steps for a potential business combination.
On December 21, 2020, Arun Abraham, a member of the Roman DBDR Board, after consultation with and approval by Roman DBDR’s management team, sent an e-mail to FT Partners to communicate an initial valuation range for CompoSecure based on Roman DBDR’s professional judgement, due diligence and evaluation of the proposed busines combination through that date. Also on this date, FT Partners sent representatives of B. Riley CompoSecure’s confidential business overview and financial projections previously shared with Roman DBDR. CompoSecure’s financial projections included CompoSecure management projections for its established metal Payments Cards business, but did not specifically address projections for CompoSecure’s emerging Arculus Platform, a significant future growth business identified in the business overview and by CompoSecure management.
On December 22, 2020, Roman DBDR attended via videoconference a CompoSecure management presentation and due diligence session to further evaluate and discuss CompoSecure’s existing business and growth plans and to more deeply review CompoSecure’s plans for its Arculus Platform, including the ongoing development of products for the Cryptocurrency and Digital Asset markets. Dr. Basile and Messrs. Doll, Jr., Small, and Abraham attended for Roman DBDR. Messrs. Wilk, Fitzsimmons, and Rubovitz and Adam Lowe, Chief Innovation Officer, attended for CompoSecure. Representatives from B. Riley and FT Partners also attended. On this date, FT Partners also shared with Roman DBDR a confidential financial model prepared by the CompoSecure management with assistance from FT Partners underlying CompoSecure’s financial projections previously provided to Roman DBDR. Later that evening, a representative of FT Partners spoke with Mr. Abraham to further discuss the possibility of a business combination and answer certain business and financial questions relevant to Roman DBDR’s evaluation of CompoSecure.
On January 3, 2021, Mr. Abraham sent an e-mail to representatives of FT Partners informing them that Roman DBDR was aware of at least one other SPAC in advanced business combination discussions with CompoSecure and Roman DBDR was prepared to move forward on a business combination proposal valuing the combined companies at a $1.5 billion fully diluted post-transaction enterprise value.
On January 4, 2021, Dr. Basile, Mr. Doll, Jr. and Mr. Wilk spoke via videoconference regarding the merits of a business combination between Roman DBDR and CompoSecure. Later that day, Mr. Abraham and representatives of FT partners spoke telephonically to discuss the potential business combination timeline and preview the terms of the business combination proposal that Roman DBDR was planning to submit to CompoSecure. On January 5, 2021, Roman DBDR delivered to CompoSecure a draft letter of intent (the “LOI”) and supplemental information about Roman DBDR and the proposed business combination structure and timeline. The draft LOI proposed a fully-diluted post-transaction enterprise value of the combined companies of $1.503 billion in addition to certain other transaction terms, including the size of the proposed PIPE Investment and adoption of a tax receivable agreement, post-closing board composition, minimum cash requirements and lock-up agreements.
Between January 6, 2021, and January 12, 2021, CompoSecure and Roman DBDR exchanged drafts of the LOI with negotiations focused on terms relating to the structure of the earnout, transaction expenses, governance, conditions of, and timeline to, signing of definitive documentation and closing of the business combination, including the minimum cash provision.
On January 11, 2011, a videoconference was held between Dr. Basile, Mr. Doll, Jr., Mr. Wilk, and Mitchell Hollin, a partner at LLR Partners, the pre-transaction majority owner of CompoSecure, to discuss key terms in advance of Roman DBDR and CompoSecure seeking approval from their respective boards of directors/managers to enter into the LOI. Representatives of FT Partners communicated to Mr. Abraham that CompoSecure’s board of managers was expected to approve the LOI at CompoSecure’s board meeting scheduled to be held on January 12, 2021.
Dr. Basile and Mr. Doll, Jr., as Co-CEOs, regularly briefed the Roman DBDR Board members during the process leading up to the submission of the draft LOI and solicited the Board’s members’ input and guidance. The Roman DBDR Board highlighted the audited financials and readiness of CompoSecure to go public as key differentiators. In addition, the Roman DBDR management and Roman DBDR Board members viewed CompoSecure as a platform company that was highly profitable and would be an excellent launching pad to enter the Cryptocurrency markets with existing predictable revenue. The Roman DBDR Board asked Roman DBDR’s management about its ability to help build and scale CompoSecure into the Cryptocurrency and Digital Assets markets and felt the Roman DBDR management team was uniquely qualified to leverage its network to help launch the Arculus Platform. The Co-CEO’s laid out a strategy that would allow CompoSecure to potentially use its ability to issue publicly traded securities as consideration to make acquisitions and greatly expand the existing product offerings and several members of the Roman DBDR Board offered to make introductions to key strategic global partners and end user customers that could benefit the Arculus Platform.
In parallel with the negotiation of the LOI, Roman DBDR considered the selection of placement agents for the PIPE Investment that would be required for the potential business combination and financial advisors for the potential business combination, which resulted in the eventual engagement of J.P. Morgan Securities LLC (“J.P. Morgan”), Barclays Capital Inc. (“Barclays”), and B. Riley Securities, Inc. as placement agents with respect to the PIPE Investment (in such capacity, the “placement agents”), and J.P. Morgan and The Klein Group, LLC (“M. Klein”) as financial advisors to Roman DBDR.
On January 12, 2021, following telephonic discussions by Dr. Basile and Mr. Doll, Jr. with the Roman DBDR Board members, Roman DBDR signed the final form non-binding LOI and delivered it to FT Partners. Separately, on the same date, CompoSecure’s board of managers approved the terms of the LOI, and it was countersigned by Mr. Wilk. The executed LOI set forth a summary of the material terms of a potential business combination between Roman DBDR and CompoSecure valuing the combined companies at fully-diluted post-transaction enterprise and equity values of approximately $1.508 billion and approximately $1.258 billion, respectively, and provided for, among other things, (i) a private placement of Roman DBDR Class A Common Stock in a target amount of $250 million, (ii) the appointment of one representative of the Sponsor to the board of directors of the post-closing company, (iii) a condition to the Closing of the Business Combination providing that Roman DBDR’s cash at closing (after giving effect to stockholder redemptions) would equal or exceed $200 million, (iv) a tax receivable agreement providing for the post-Closing Combined Entity to make annual payments to the pre-Closing CompoSecure Holders in an amount equal to 90% of savings, if any, in U.S. federal, state and local income tax that the post-Closing Combined Entity actually realizes as a result of the utilization of certain tax attributes, and (iv) that the entry into definitive agreements with respect to the proposed Business Combination would be subject to the completion of due diligence. The execution of the LOI initiated a period of mutual exclusivity of 60 days with automatic extension for an additional 30 days if both Roman DBDR and CompoSecure continued to work in good faith to diligently pursue the Business Combination.
Separately, on January 12, 2021, subsequent to the execution of the LOI, a representative of FT Partners and a representative of J.P. Morgan spoke telephonically to discuss the potential transaction timeline and workstreams.
From the date of the execution of the LOI through the approval of the Merger Agreement by the Roman DBDR Board, Roman DBDR’s management team reviewed telephonically and by video conference the status of the transaction process with members of the Roman DBDR Board, including discussions with CompoSecure and its representatives, the due diligence process and results and the status of the transaction documents.
On January 13, 2021, Dr. Basile, Mr. Doll Jr. and Mr. Abraham further updated other Roman DBDR Board members, via video conference, on the status of the transaction process, diligence to-date and next steps. Separately on January 13, 2021, CompoSecure provided representatives of Roman DBDR with access to a digital data room containing certain detailed financial and legal materials of CompoSecure. From January 13, 2021, through April 19, 2021 (the date on which the Merger Agreement was signed), various representatives of each of Roman DBDR, J.P. Morgan, Barclays, B. Riley, M. Klein, Goodwin Procter LLP (“Goodwin”), Roman DBDR’s legal counsel, and Simpson Thacher & Bartlett LLP (“Simpson Thacher”), legal counsel to the placement agents, conducted due diligence of CompoSecure through document review and numerous telephonic conferences with representatives of CompoSecure, including Morgan, Lewis & Bockius LLP (“Morgan Lewis”), CompoSecure’s legal counsel, covering various areas, including, but not limited to, commercial operations, manufacturing, financial, accounting, tax, information technology, employee benefits, executive compensation, litigation, regulatory compliance, intellectual property, data privacy, real estate, environmental, general corporate matters, insurance, tax, and Payments Industry and Cryptocurrency and Digital Asset industry trends. The due diligence process also included:
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requests for follow-up data and information from CompoSecure, including CompoSecure management responses to due diligence questions;

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meetings, videoconferences and calls with CompoSecure management team, including Messrs. Wilk, Lowe, Fitzsimmons and Steven J. Feder, Esq., General Counsel of CompoSecure, among others, regarding CompoSecure’s business and product offerings and product candidates, operations, projections and technical diligence matters, as well as tax and legal matters, including those related to intellectual property and information technology matters, regulatory matters, corporate matters (including material contracts, capitalization and other customary corporate matters), labor and employment matters, environmental matters, and privacy and data security matters;

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review of publicly available industry data;

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financial analysis, including review and analysis of certain financial information provided by CompoSecure and Grant Thornton LLP, CompoSecure’s independent auditors; and

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review of the PIPE Investment investor presentation and supporting documentation in support of such presentation provided in the digital data room.

On January 14, 2021, Roman DBDR, CompoSecure, and representatives of both parties’ financial advisors, J.P. Morgan, B. Riley, M. Klein and FT Partners, met via teleconference to formally kick-off the transaction process, including introductions of key people at each organization, discussion of the proposed business combination timeline, including the timeline for the anticipated PIPE Investment offering, allocation of key responsibilities among the parties and their advisors, discussion of the definitive documentation and SEC and antitrust filings necessary to complete the proposed Business Combination and discussion of investor relations activities expected during the transaction process.
On January 15, 2021 and January 19, 2021, representatives of CompoSecure including Messrs. Wilk and Lowe conducted product demonstrations of the Arculus Cold Storage Wallet via videoconference for representatives of Roman DBDR including Dr. Basile, Mr. Doll, Jr., and technology consultants engaged by Roman DBDR to support their evaluation of CompoSecure’s Arculus Platform. These demonstrations included discussions of the function and security features of the Arculus Cold Storage Wallet.
On January 20, 2021, representatives of CompoSecure led by Messrs. Wilk, Fitzsimmons, Rubovitz, and Lowe conducted via videoconference a business due diligence session addressing CompoSecure’s business strategy, commercial operations, performance, and growth plans. This videoconference was attended by representatives of Roman DBDR, J.P. Morgan, B. Riley, M. Klein, Barclays, Simpson Thacher, Morgan Lewis, Goodwin and FT Partners.
On January 20, 2021, Morgan Lewis delivered to Goodwin an initial draft of the Merger Agreement. Between January 20, 2021 and April 19, 2021, representatives of Morgan Lewis and Goodwin periodically had extensive discussions with respect to the Merger Agreement.
On January 21, 2021, representatives of CompoSecure, including Messrs. Wilk, Fitzsimmons, Rubovitz, and Lowe held videoconference sessions for financial and legal due diligence. The due diligence sessions were attended by representatives of Roman DBDR, Simpson Thacher, Goodwin, J.P. Morgan, Barclays, M. Klein, B. Riley, FT Partners, and Morgan Lewis.
On January 25, 2021, Goodwin delivered to Morgan Lewis an initial draft of the Common Subscription Agreement. Between January 25, 2021 and February 25, 2021, Goodwin, Morgan Lewis, and Simpson Thacher finalized the form of Common Subscription Agreement. The form of Common Subscription Agreement was made available to potential PIPE Investors through a digital data room on February 25, 2021.
On January 27, 2021, Morgan Lewis delivered to Goodwin an initial draft of the disclosure schedules to the Merger Agreement. Between January 27, 2021 and April 19, 2021, the parties, with the advice of their respective counsel and financial advisors, negotiated the disclosure schedules.

On January 28, 2021, Morgan Lewis delivered to Goodwin initial drafts of five ancillary agreements including the Parent Stockholders Agreement, Escrow Agreement and Second Amended and Restated Certificate of Incorporation of Roman DBDR. Between January 28, 2021 and April 19, 2021, the parties, with the advice of their respective counsel and financial advisors, negotiated the terms and conditions of such ancillary agreements.
From January 28, 2021 through February 17, 2021, representatives from Roman DBDR, CompoSecure and their various advisors convened numerous sessions via videoconference to evaluate CompoSecure’s financial projections for its emerging Arculus Platform for Cryptocurrency and Digital Asset solutions, including key assumptions underlying the projections.
Separately on January 28, 2021, representatives of M. Klein, J.P. Morgan, Barclays, B. Riley, FT Partners and Mr. Feder attended an accounting due diligence session via videoconference with representatives of Grant Thornton LLP, CompoSecure’s auditor.
On February 1, 2021, Morgan Lewis delivered to Goodwin initial drafts of five additional ancillary agreements: Voting Agreement, Exchange Agreement, Parent Second A&R Bylaws, Registration Rights Agreement, and Second A&R LLC Agreement of CompoSecure Holdings. Between February 1, 2021 and April 19, 2021, the parties, with the advice of their respective counsel and financial advisors, negotiated the terms and conditions of such ancillary agreements.
On February 2, 2021, representatives from Roman DBDR, including Dr. Basile, Mr. Doll, Jr., Mr. Small, and representatives from CompoSecure, including Mr. Wilk, Mr. Fitzsimmons and Mr. Lowe, met via videoconference for a diligence session reviewing CompoSecure’s Arculus Platform for emerging Cryptocurrency and Digital Asset solutions. Topics covered included the addressable market, technology, go-to-market strategy, partners, and regulatory compliance. Also attending were representatives from J.P. Morgan, Barclays, B. Riley, M. Klein, Goodwin, Simpson Thacher, Morgan Lewis, and FT Partners.
On February 3, 2021, Dr. Basile led a meeting via videoconference to present Roman DBDR’s outlook on the market for Cryptocurrency and Digital Asset solutions and the opportunity envisioned for the business combination of CompoSecure and Roman DBDR. Various representatives from Roman DBDR, CompoSecure, and their advisors attended the session.
On February 4, 2021, representatives from J.P. Morgan, M. Klein, B. Riley, Barclays and FT Partners met via videoconference to commence assisting Roman DBDR with the drafting of the PIPE Investment marketing materials. CompoSecure and FT Partners arranged to upload the PIPE Investment marketing materials in the digital dataroom for potential investors.
Separately, on February 4, 2021, Morgan Lewis shared with Goodwin a preliminary projection of future payments associated with the contemplated tax receivable agreement. The projection was prepared by representatives of KPMG US LLP (“KPMG”), CompoSecure’s tax advisor. A revised version of KPMG’s tax receivable payment projections was shared with representatives of Roman DBDR on February 7, 2021.
On February 5, 2021, Morgan Lewis delivered to Goodwin the initial draft of the Tax Receivable Agreement providing for the post-Closing Combined Entity to make annual payments to the pre-Closing CompoSecure Holders in an amount equal to 90% of savings, if any, in U.S. federal, state and local income tax that the post-Closing Combined Entity actually realizes as a result of the utilization of certain tax attributes. Between February 5, 2021 and April 19, 2021, the parties, with the advice of their respective counsel and tax and financial advisors, negotiated the terms and conditions of the Tax Receivable Agreement.
On February 8, 2021, CompoSecure engaged ICR, LLC as its public relations and investor relations advisors.
Separately, on February 8, 2021, Goodwin sent to Morgan Lewis a revised draft of the Merger Agreement. Goodwin’s revisions addressed several areas of Merger Agreement terms including but not limited to: (i) the mechanism for imputing Equity Merger Consideration, (ii) representations and warranties of CompoSecure and the Merger Sub, (iii) employee matters and (iv) the conduct of CompoSecure’s business between signing and Closing of the Business Combination.

On February 17, 2021, a financial model due diligence meeting was held via videoconference between Roman DBDR, its various advisors, and CompoSecure to evaluate CompoSecure’s consolidated financial projections for both CompoSecure’s metal Payment Cards business and its Arculus Platform.
Separately, on February 17, 2021, in a videoconference led by representatives from J.P. Morgan, Barclays, and B. Riley and attended by representatives from Roman DBDR, CompoSecure, and FT Partners, the parties discussed the list of potential institutional investors who have a track record of long-term investments and an interest in investing in similar transactions, and whom the PIPE Investment placement agents proposed to contact in the PIPE Investment marketing process.
Also on February 17, 2021, a teleconference was held among representatives of Goodwin, intellectual property counsel to CompoSecure, and Mr. Feder to review information related to CompoSecure’s registered intellectual property.
From February 17, 2021 through February 19, 2021, Dr. Basile and Mr. Wilk convened for multiple presentation rehearsals and recording sessions for an online roadshow presentation for the PIPE Investment marketing process. Other representatives from Roman DBDR, CompoSecure, and their respective advisors attended these rehearsals and recording sessions.
Beginning on February 18, 2021, J.P. Morgan, Barclays, and B. Riley contacted potential institutional investors to arrange for investor meetings with Roman DBDR and CompoSecure.
On February 19, 2021, Morgan Lewis delivered to Goodwin a revised draft of the Merger Agreement. Morgan Lewis’ revisions addressed several areas of Merger Agreement terms including but not limited to: (i) the mechanism for calculating Cash Merger Consideration, (ii) the consideration to be paid upon the achievement of the earnout and (iii) representations and warranties of CompoSecure, the Merger Sub and Roman DBDR.
On February 22, 2021, a teleconference was held among representatives of Goodwin, Morgan Lewis and Messrs. Lowe and Feder to discuss regulatory compliance of the Arculus Cold Storage Wallet.
From February 22, 2021, through mid-April 2021, Roman DBDR and CompoSecure, together with J.P. Morgan, Barclays, and B. Riley, held over 75 investor meetings with potential institutional investors in the PIPE Investment marketing process. Dr. Basile attended investor meetings on behalf of Roman DBDR and one or more of Messrs. Wilk, Fitzsimmons, and Lowe attended various investor meetings on behalf of CompoSecure. CompoSecure and FT Partners arranged to provide certain financial and commercial materials of CompoSecure in the digital dataroom to prospective PIPE Investors who agreed to access such materials. During this time period, representatives of Roman DBDR, CompoSecure and the PIPE Investment placement agents spoke telephonically multiple times per week to discuss updates in the PIPE Investment marketing process.
On March 1, 2021, responding to Morgan Lewis’s Merger Agreement revisions dated February 19, 2021, Goodwin delivered to Morgan Lewis a revised draft of the Merger Agreement. Goodwin’s revisions addressed several areas of Merger Agreement terms including but not limited to: (i) representations and warranties of CompoSecure and the Merger Sub, (ii) employee matters and (iii) the conduct of CompoSecure’s business between signing and Closing of the Business Combination.
On March 4, 2021, Morgan Lewis delivered to Goodwin initial drafts of the Equity Incentive Plan and various forms of grant agreements. Between March 4, 2021 and April 19, 2021, the parties, with the advice of their respective counsel and financial advisors, negotiated the terms and conditions of the plan and such agreements.
On March 9, 2021, Morgan Lewis delivered to Goodwin a revised draft of the Merger Agreement. Morgan Lewis’ revisions addressed several areas of Merger Agreement terms including but not limited to: (i) representations and warranties of CompoSecure and the Merger Sub and (ii) employee matters.
On March 12, 2021, in response to feedback from potential PIPE Investment investors and following discussion among representatives of Roman DBDR, CompoSecure, the placement agents and certain investors, representatives of Roman DBDR, CompoSecure, and the placement agents agreed to revise the transaction structure proposed to potential PIPE Investors to reflect an approximately $1.206 billion fully-diluted post-transaction enterprise value and a target $150 million to $175 million of total PIPE Investment, in each case, to optimize the opportunity to complete the contemplated PIPE Investment.
Also on March 12, 2021, Morgan Lewis delivered to Goodwin an initial draft of the Employee Stock Purchase Plan. Between March 12, 2021 and April 19, 2021, the parties, with the advice of their respective counsel and financial advisors, negotiated the terms and conditions of the plan.
From March 17, 2021 through April 6, 2021, multiple potential institutional investors submitted term sheets proposing PIPE investments through securities featuring a combination of fixed income and equity-linked returns. From April 6, 2021 to April 9, 2021, such term sheets for PIPE investments were reviewed by Roman DBDR and CompoSecure.
On April 9, 2021, after a review of the various potential PIPE Investment financing alternatives, representatives from Roman DBDR, CompoSecure, and their respective advisors selected a prospective PIPE Investor proposal featuring a combination of senior exchangeable notes and Roman DBDR’s Class A common stock as the preferred PIPE Investment financing structure on the basis of the proposal’s relatively favorable cost of capital, attractiveness to potential PIPE Investors, and implicit indication of the attractiveness of Roman DBDR’s Class A common stock to investors.
On April 13, 2021, King & Spalding LLP (“King & Spalding”), as counsel to a lead prospective PIPE Investor, provided to Goodwin and Morgan Lewis comments to the Common Subscription Agreement and delivered an initial draft of the Note Subscription Agreement. From April 13, 2021 through April 19, 2021, representatives of King & Spalding, Morgan Lewis, Goodwin, Simpson Thacher, Roman DBDR, CompoSecure, potential PIPE Investors and their legal counsel negotiated and finalized the Subscription Agreements.
On April 15, 2021, CompoSecure held a special meeting of its board of managers to discuss the merits and considerations of the proposed Business Combination. CompoSecure’s board of managers also reviewed the proposed the terms and conditions of the Merger Agreement, the ancillary agreements and the PIPE Investment. Approval of the Business Combination by the CompoSecure board of managers was deferred until resolution of certain terms of the Business Combination. The following date, on April 16, 2021, the CompoSecure board of managers unanimously approved the Business Combination and CompoSecure’s entry into the Merger Agreement and ancillary agreements, subject to final negotiations and modifications, and the CompoSecure board of managers determined to recommend the approval of the Merger Agreement to the equity holders of CompoSecure.
On April 16, 2021, Goodwin delivered to Morgan Lewis a revised draft of the Merger Agreement. Goodwin’s revisions addressed several terms of the Merger Agreement including but not limited to: (i) the terms of the expected PIPE Investment comprised of the Common Stock Investment and Convertible Note Investment; (ii) adjusted equity value; (iii) employee and tax matters; and (iv) closing conditions.
On April 17, 2021 and April 18, 2021, Dr. Basile held telephonic conference calls with members of the Roman DBDR Board to review the status of its discussions with CompoSecure concerning the Business Combination, including the status of negotiations and material terms of the transaction documents, and answer questions raised by individual board members concerning the Business Combination.
In the evening of April 18, 2021, Roman DBDR held a telephonic special meeting of the Roman DBDR Board with representatives of Goodwin present to discuss the merits and considerations of the proposed Business Combination, including the factors discussed in the “— Roman DBDR Board of Directors’ Reasons for the Business Combination” section of this proxy statement. At the meeting, Dr. Basile provided an overview of the proposed Business Combination and CompoSecure as the proposed Business Combination target (including the rationale for the combined business) and updated the Roman DBDR Board regarding the final negotiations of the proposed terms of the Business Combination. A representative of Goodwin provided the Roman DBDR Board an overview of the fiduciary duties of directors under Delaware law in this context and on the terms of the final proposed Merger Agreement. The Roman DBDR Board, with the assistance of Goodwin, discussed the proposed terms of the Business Combination, including CompoSecure as the proposed Business Combination target, the terms and conditions of the Merger Agreement, the PIPE Investment and the related agreements, including the Subscription Agreements (copies of all of which were provided to all of the members of the Roman DBDR Board in advance of the meeting), the potential benefits of, and risks relating to, the Business Combination and the reasons for entering into the Merger Agreement and the proposed timeline for finalizing the Merger Agreement and related agreements, including the Subscription Agreements, and announcing the Business Combination. Following discussion on these and related matters, the Roman DBDR Board unanimously approved and determined that the Merger Agreement, the related agreements and the transactions contemplated thereby, including the Merger, are advisable to, and in the best interests of, Roman DBDR and its stockholders and recommended that its stockholders approve the Merger Agreement, the related agreements and the transactions contemplated thereby, including the Merger.
Separately, between April 16, 2021 and April 19, 2021, the parties finalized negotiations of the terms and conditions of the Merger Agreement, the ancillary agreements and the Subscription Agreements.
On April 19, 2021, Roman DBDR, CompoSecure, Merger Sub and the Member Representative executed the Merger Agreement. Concurrent with the execution of the Merger Agreement, Roman DBDR and CompoSecure also entered into (i) the Voting Agreement (along with the Sponsor and certain CompoSecure Holders), (ii) the Expense Cap and Waiver Agreement (along with the Sponsor and other parties thereto), and (iii) the Subscription Agreements (with the PIPE Investors thereto).
Also, on April 19, 2021, and prior to the commencement of trading of Roman DBDR securities on the Nasdaq, Roman DBDR and CompoSecure issued a joint press release publicly announcing the proposed Business Combination, hosted a pre-recorded joint investor conference call available to Roman DBDR stockholders and the general public. Roman DBDR filed a Current Report on Form 8-K on April 19, 2021 with the Merger Agreement, the Voting Agreement, the Expense Cap and Waiver Agreement, the Form of Subscription Agreements for the PIPE Investment, the joint press release, an investor presentation providing information on CompoSecure and used in connection with meetings with potential investors regarding CompoSecure, the transcript of the joint conference call, and the forms of e-mail notices provided to CompoSecure employees, customers, vendors and equity holders in connection with CompoSecure’s entry into the Merger Agreement.
The parties have continued and expect to continue regular discussions regarding the timing to consummate the Business Combination.
On May 25, Roman DBDR, CompoSecure, and Merger Sub entered into Amendment No. 1 to the Agreement and Plan of Merger, which provided solely for a revised form of the CompoSecure Holdings, L.L.C. Second Amended and Restated Limited Liability Company Agreement to be attached as Annex J to the Merger Agreement.
Roman DBDR Board of Directors’ Reasons for the Business Combination; Recommendation of the Roman DBDR Board
Roman DBDR was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Roman DBDR sought to do this by utilizing the networks and industry experience of both its management team and the Roman DBDR Board to identify, acquire and operate one or more businesses within or outside of the United States.
The Roman DBDR Board met via teleconference on April 18, 2021 to, among other things, discuss a potential business combination with CompoSecure and unanimously approved the Business Combination and the Merger Agreement. Prior to reaching the decision to approve the Business Combination and the Merger Agreement, the Roman DBDR Board consulted extensively with Roman DBDR management, as well as with Roman DBDR’s legal and financial advisors, over a period of several months. See the section titled “Proposal No. 1: The Business Combination — Background of the Business Combination” for additional information regarding the approval of the Merger Agreement and related transactions.
In addition, the Roman DBDR Board reviewed various industry data, including, but not limited to, CompoSecure’s existing business model, CompoSecure’s pipeline, and reviewed the results of Roman DBDR management’s due diligence review of CompoSecure which took place over a four-month period beginning in January of 2021 and continuing through the signing of the Merger Agreement on April 19, 2021. That due diligence included extensive meetings and calls with CompoSecure’s management team, calls with CompoSecure’s largest equityholder, LLR Partners, calls with customers of CompoSecure, review of CompoSecure’s material contracts, intellectual property matters, labor matters, operations, financial and accounting due diligence, tax due diligence, engaging and consulting financial advisors including, but not limited to, The Klein Group, LLC, J.P. Morgan Securities LLC, and B. Riley Securities Inc. and other legal due diligence with assistance from its legal counsel before determining that the Business Combination was in the best interest of Roman DBDR. The Roman DBDR Board also determined, after a thorough review of other business combination opportunities reasonably available, that the Business Combination represents the best potential business combination based upon the process utilized to evaluate and assess other potential acquisition targets.
The Roman DBDR Board considered a wide variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, the Roman DBDR Board as a whole did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of the Roman DBDR Board may have given different weight to different factors. This explanation of Roman DBDR’s reasons for the Roman DBDR Board’s approval of the Business Combination, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section titled “Cautionary Note Regarding Forward-Looking Statements.”
In particular, the Roman DBDR Board considered the following factors, although not weighted or in any order of significance:
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Compelling Opportunity across markets including payments, Cryptocurrency and Digital Assets.   The Roman DBDR Board believes that CompoSecure has a deep pipeline that targets large markets with unmet needs. The Roman DBDR Board further believes that CompoSecure has the ability, if it executes its plan to build, hire, partner and potentially and selectively acquire assets, to achieve its growth strategy, including with respect to the Cryptocurrency and Digital Assets markets, as well as with respect to increasing its market penetration in the Payments Industry.

•
Regulatory considerations.   The Roman DBDR Board considered that regulatory schemes that could apply to CompoSecure’s current and future products, including the Arculus Platform, have not been fully explored or developed, and that in some cases, existing laws have been interpreted to apply to Cryptocurrencies and other Digital Assets, while in other cases, jurisdictions have adopted laws, regulations or directives that specifically affect Cryptocurrencies and other Digital Assets, and some jurisdictions have not taken any regulatory stance on Cryptocurrencies and other Digital Assets and/or have expressly declined to apply regulation to such assets. Accordingly, there may not be a clear regulatory framework applicable to CompoSecure’s Arculus Cold Storage Wallet, or to Digital Assets in general, and ongoing and future regulatory actions and laws may alter, perhaps to a materially adverse extent, the markets for Cryptocurrencies and other Digital Assets, which could materially adversely affect the ability of the Arculus Platform to continue to operate.

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Development of the Arculus Platform.   The Roman DBDR Board considered CompoSecure’s development of the Arculus Platform, a platform envisioned to solve a chronic industry need for reliable, trusted and safe storage of Cryptocurrency and other Digital Assets. The Roman DBDR Board also considered CompoSecure’s expectation that future Arculus-derived revenue streams will diversify into a combination of hardware sales and recurring revenues from transaction processing fees, subscription fees, and other sources. Future Arculus Ecosystem products may include solutions for payments, Digital Assets, eGaming, and insurance that may be developed in-house, with industry partners and/or through third-party App developers.

•
CompoSecure’s Industry Leadership is Expected to Support the Launch of New Revenue Generating Opportunities.   The Roman DBDR Board considered that from 2010 through 2020, CompoSecure produced and sold 92 million metal Payment Cards worldwide, and that CompoSecure is currently entering the Cryptocurrency and Digital Asset market through the launch of Arculus Platform. The Roman DBDR Board also considered the potential timing of CompoSecure’s anticipated launch of the Arculus Platform in the third quarter of 2021.

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Pioneering.    The Roman DBDR Board believes that CompoSecure has proven and experienced leadership, which has the potential to execute on CompoSecure’s approach to expanding its Payment Card business and launching the Arculus Platform to provide security solutions for the Cryptocurrency and Digital Assets markets.

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Vast market opportunity for CompoSecure’s Payment Card solutions and security solutions, including the three-factor-authentication solutions.   The Roman DBDR Board believes that CompoSecure’s Payment Card products have the potential to serve a greater percentage of the global addressable market of Payment Cards, as CompoSecure’s total penetration is estimated to be 0.5% of the 4.2 billion Payment Cards issued in 2021. Further the market for three-factor authentication, including Cryptocurrency and other Digital Assets, represents a billion dollar plus annual revenue opportunity for CompoSecure. The Cryptocurrency and Digital Asset industries are experiencing rapid user growth with significant needs for products such as those CompoSecure has demonstrated with the Arculus Cold Storage Wallet.

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Experienced management team.   The Roman DBDR Board believes that CompoSecure has a proven and experienced management team, led by Jonathan Wilk, that has effectively led CompoSecure and will be a foundation to build the leadership team of the Combined Entity after the Business Combination. The Roman DBDR Board believes that CompoSecure’s highly seasoned and experienced management team has the strong combination of a proven track record and technology expertise required to position the Combined Entity for success.

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Excellent customer relationships.   The Roman DBDR Board believes that CompoSecure has trusted, highly embedded blue chip customer relationships with leading financial institutions for which CompoSecure has produced nearly 100 million metal Payment Cards worldwide for more than 100 branded and co-branded card programs, including on the Visa®, Mastercard®, American Express®, and China Union Pay® Payment Networks.

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Backed by a top-tier payments investor.   CompoSecure’s largest investor is an affiliate of LLR Partners, which the Roman DBDR Board believes provides additional validation to Roman DBDR’s assessment of the CompoSecure business opportunity.

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Profitable Unit Economics.   CompoSecure’s current Payments Card business operates with an ASP of roughly $13.00 and a more than 40% adjusted EBIDTA margin. Roman DBDR Board believes the Digital Asset and Cryptocurrency markets currently have ASP of approximately ninety dollars (based on CompoSecure estimates derived from available market data) and that CompoSecure can produce the Arculus Cold Storage Wallet at costs that are not materially different than its Payment Cards; providing very compelling unit economics.

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Manufacturing Capacity and Expertise.   CompoSecure has the ability to produce tens of millions of additional units within the footprint of its existing facilities, potentially allowing the company to enter into meaningful supply relationships with additional customer and/or partners. Further, CompoSecure’s manufacturing facilities receive regular audits for security and compliance from major Payment Networks and CompoSecure maintains extensive policies, procedures and staff to assure compliance with the PCI Security Standard, Payment Network and customer requirements. Roman DBDR Board believes this level of capacity, security and compliance will allow CompoSecure to win competitive situations in its new business opportunities in Digital Assets and Cryptocurrencies from companies that value a proven trusted partner to major financial institutions as their device supplier.

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Terms of the Business Combination Agreement.   The Roman DBDR Board reviewed and considered the terms of the Merger Agreement and the other related agreements, including the parties’ conditions to their respective obligations to complete the transactions contemplated therein and their ability to terminate the Merger Agreement. See “— The Merger Agreement” and “— Related Agreements” for detailed discussions of the terms and conditions of these agreements.

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Results of Due Diligence.   The Roman DBDR Board considered the scope of the due diligence investigation conducted by Roman DBDR and its outside advisors and evaluated the results thereof and information available to it related to CompoSecure, including:

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diligence regarding CompoSecure’s potential business opportunities in the Payments Industry;

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commercial diligence findings regarding the Cryptocurrency and Digital Asset markets and CompoSecure’s potential business opportunities in those markets;

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extensive meetings and calls with CompoSecure’s management team regarding its business, operations, projections and the proposed Business Combination;

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Goodwin’s findings relating to CompoSecure’s material intellectual property; and

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review of materials related to CompoSecure made available, including with respect to financial statements, material contracts, key metrics and performance indicators, benefit plans, intellectual property matters, labor matters, information technology, privacy, litigation information, environmental matters, export control matters, regulatory matters and other legal and business diligence matters.

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Financial forecasts.   The Roman DBDR Board considered the non-public, internal financial forecasts regarding CompoSecure’s anticipated future operations for fiscal years 2021 through 2025 that were prepared by CompoSecure’s management and provided to Roman DBDR in connection with the Roman DBDR Board’s evaluation of the Business Combination (see the section titled “Proposal No. 1: The Business Combination — Certain Projected Financial Information.”), and the relative valuation for the total consideration to be paid by Roman DBDR to CompoSecure equityholders in the Business Combination compared to the valuations of similar and comparable FinTech and high-tech industrial manufacturing companies traded in the public markets at such time.

The Roman DBDR Board also identified and considered the following factors and risks weighing negatively against pursuing the Business Combination, although not weighted or in any order of significance:
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Regulatory risks.   While CompoSecure has experience in complying with industry and customer requirements, handling of data is subject to a variety of laws and regulations, and ongoing and future regulatory actions may impact the ability of CompoSecure to develop and offer products involving the use of Cryptocurrencies and other Digital Assets, including the Arculus Cold Storage Wallet, or may impose additional costs, which may be material, on CompoSecure in connection with such products, and such impact may be material and adverse.

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Exclusivity.   The fact that the Merger Agreement includes an exclusivity provision that prohibits Roman DBDR from soliciting other business combination proposals, which restricts Roman DBDR’s ability, so long as the Merger Agreement is in effect, to consider other potential business combinations.

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New Product Risks.   The risks that CompoSecure will be launching new products for its Arculus Platform, and that CompoSecure is still developing its Arculus Platform technologies.

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Benefits Not Achieved.   The risk that the potential benefits of the Business Combination may not be fully achieved, or may not be achieved within the expected timeframe.

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Liquidation of Roman DBDR.   The risks and costs to Roman DBDR if the Business Combination is not completed, including the risk of diverting management focus and resources to other businesses combination opportunities, which could result in Roman DBDR being unable to effect a business combination by May 10, 2022 and force Roman DBDR to liquidate.

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Shareholder Vote.   The risk that Roman DBDR’s shareholders may fail to provide the respective votes necessary to effect the Business Combination.

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Limitations of Review.   The Roman DBDR Board considered that they were not obtaining an opinion from any independent investment banking or valuation firm that the consideration to be received by CompoSecure is fair to Roman DBDR or its shareholders from a financial point of view. While Roman DBDR’s management performed an extensive due diligence review of CompoSecure, there may have been relevant CompoSecure information not considered by Roman DBDR’s management. Accordingly, the Roman DBDR Board considered that Roman DBDR may not have properly valued CompoSecure.

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Closing Conditions.   The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within Roman DBDR’s control.

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Litigation.   The Roman DBDR Board considered the possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could enjoin consummation of the Business Combination.

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Fees and expenses.   The Roman DBDR Board considered the fees and expenses associated with completing the Business Combination.

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Competition.   The Roman DBDR Board considered the increased level of competition that CompoSecure will face in the Cryptocurrency and Digital Assets market for its Arculus Platform products, including its three-factor authentication security solution.

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Digital Payments.   The Roman DBDR Board considered the adoption rate of digital payments including services such as Apple Pay and Samsung Pay that reduce or eliminate the need for a physical card.

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Scaling Risks.   The Roman DBDR Board considered the size of CompoSecure’s non-manufacturing staff and recognized that CompoSecure will need to make a substantial number of new hires and/or enter into partnering relationships to capitalize on the opportunities for its Arculus Platform in the Cryptocurrency and Digital Asset markets. CompoSecure may be unable to hire or to do so in a timely manner as the competition for individuals and firms with expertise in the areas required are in high demand.

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Other risks.   Various other risks associated with the Business Combination, the business of Roman DBDR and the business of CompoSecure described in the section titled “Risk Factors,” including CompoSecure’s need to raise additional capital to finance its operations.

Based on its review of the forgoing considerations, the Roman DBDR Board concluded that the potentially negative factors associated with the Business Combination were outweighed by the potential benefits that it expects Roman DBDR shareholders to receive as a result of the Business Combination. The Roman DBDR Board noted that there can be no assurance about future results, including results considered or expected as disclosed in the foregoing reasons.
The preceding discussion of the information and factors considered by the Roman DBDR Board is not intended to be exhaustive but includes the material factors considered by the Roman DBDR Board. In view of the complexity and wide variety of factors considered by the Roman DBDR Board in connection with its evaluation of the Business Combination, the Roman DBDR Board did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the different factors that it considered in reaching its decision. In addition, in considering the factors described above, individual members of the Roman DBDR Board may have given different weight to different factors. The Roman DBDR Board considered this information as a whole and overall considered the information and factors to be favorable to, and in support of, its determinations and recommendations.
This explanation of the Roman DBDR Board’s reasons for its approval of the Business Combination, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section titled “Cautionary Note Regarding Forward-Looking Statements.”
Advisory Fees
In connection with the services provided by J.P. Morgan Securities LLC (“J.P. Morgan”) as Roman DBDR’s financial advisor in connection with the Business Combination, Roman DBDR will pay J.P. Morgan a fee of $5,000,000, which will be payable upon the Closing. In addition, Roman DBDR has agreed to reimburse J.P. Morgan for certain of its reasonable costs and expenses in connection with its engagement and to indemnify J.P. Morgan and related persons against various potential liabilities, including certain liabilities that may arise in connection with J.P. Morgan’s engagement. In connection with the services provided by The Klein Group, LLC (“M. Klein”) as Roman DBDR’s financial advisor in connection with the Business Combination, Roman DBDR will pay M. Klein a fee of $5,000,000, which will also be payable upon the Closing of the Business Combination. In addition, Roman DBDR has agreed to reimburse M. Klein for certain of its reasonable costs and expenses in connection with its engagement and to indemnify

M. Klein and related persons against various potential liabilities, including certain liabilities that may arise in connection with M. Klein’s engagement.
Roman DBDR is party to an engagement letter by and among J.P. Morgan, Barclays Capital Inc. (“Barclays”) and B. Riley Securities, Inc. (“B. Riley”) pursuant to which each of J.P. Morgan, Barclays and B. Riley is acting as a private placement agent to Roman DBDR in connection with the PIPE Investment. J.P. Morgan, Barclays and B. Riley will receive fees of $3,850,000, $2,800,000, and $350,000, respectively, for serving as placement agents for the PIPE Investment, each payable upon the closing of the PIPE Investment. In addition, Roman DBDR is required to reimburse each of J.P. Morgan, Barclays and B. Riley for certain of their reasonable costs and expenses incurred in connection with the placement agent services. Roman DBDR has also agreed to indemnify each of J.P. Morgan, Barclays and B. Riley as is customary with respect to placement agent arrangements.
Certain Projected Financial Information
In connection with the Roman DBDR Board’s evaluation of the Business Combination, CompoSecure’s management provided to Roman DBDR non-public, internal financial forecasts prepared by CompoSecure management regarding CompoSecure’s anticipated future operations on a standalone basis for fiscal years 2021 through 2025, a summary of which is included in the table below and is more fully described, including material assumptions and basis of assumptions used by CompoSecure's management, in “Summary of the Proxy Statement — Projected Financial Information.” This information was a component considered by the Roman DBDR Board in its overall evaluation of CompoSecure and the Business Combination and to assist Roman DBDR’s Board and management in their decision-making processes in determining to approve the Business Combination. Inclusion of summary information regarding the financial forecasts in this proxy statement is not intended to influence your decision whether to vote for the Proposals.
These unaudited forecasts were not prepared by CompoSecure’s management with a view toward public disclosure, nor were they prepared with a view toward complying with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of prospective financial information, or GAAP, but, in the view of CompoSecure’s management, were prepared on a reasonable basis and based on assumptions CompoSecure’s management believed to be reasonably achievable.
However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on these forecasts. These unaudited forecasts do not take into account any circumstances or events occurring after the date they were prepared and should not be relied upon as being necessarily indicative of future results. The Combined Entity will not refer back to these unaudited forecasts in future periodic reports filed under the Exchange Act.
The unaudited forecasts included in this proxy statement has been prepared by, and are the responsibility of, CompoSecure’s management. Grant Thornton LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying unaudited forecasts and, accordingly, Grant Thornton LLP does not express an opinion or any other form of assurance with respect thereto. The Grant Thornton LLP report included in this document relates to CompoSecure’s previously issued financial statements. It does not extend to these unaudited forecasts and should not be read to do so.
You are encouraged to review the financial statements of CompoSecure included in this proxy statement, as well as the financial information in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of CompoSecure” and “Unaudited Pro Forma Condensed Combined Financial Information” in this proxy statement, and to not place undue reliance on any single financial measure.
While presented with numerical specificity, the unaudited forecasts set forth below reflect numerous variables, estimates and assumptions made by CompoSecure’s management with respect to industry performance, competition, general business, economic, market and financial conditions and matters specific to CompoSecure’s business, all of which are inherently subjective and difficult to predict and many of which are beyond CompoSecure’s control. The inclusion of the CompoSecure unaudited forecasts in this proxy statement should not be regarded as an indication that CompoSecure or its representatives currently consider the CompoSecure unaudited forecasts to be a reliable prediction of actual future events, and undue reliance should not be placed on the CompoSecure unaudited forecasts to make a decision regarding the proposals presented in this proxy statement. You are encouraged to review the financial statements of CompoSecure included in this proxy statement and to not place undue reliance on any single financial measure.
The assumptions and estimates underlying the unaudited forecasts are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited forecasts, including, among others, risks and uncertainties set forth under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” contained elsewhere in this proxy statement. Accordingly, there can be no assurance that the unaudited forecasts are indicative of the future performance of Roman DBDR or CompoSecure or that actual results will not differ materially from those presented in the unaudited forecasts. Inclusion of the unaudited forecasts in this proxy statement should not be regarded as a representation by any person that the results contained in the unaudited forecasts will be achieved.
Considering that the Special Meeting will be held months after the date the unaudited forecasts set forth below were prepared, as well as the uncertainties inherent in any forecasted information, stockholders are cautioned not to place undue reliance on the set forth below. This information constitutes “forward-looking statements” and actual results likely will differ from it and the differences may be material. See the section titled “Cautionary Note Regarding Forward-Looking Statements.”
Neither Roman DBDR nor CompoSecure generally publishes its business plans and strategies or makes external disclosures of its anticipated financial condition or results of operations. Roman DBDR and CompoSecure have not updated, and do not intend to update or otherwise revise, the unaudited forecasts to reflect circumstances existing since their preparation, including any changes in general economic or industry conditions, or to reflect the occurrence of unanticipated events. Neither Roman DBDR, CompoSecure nor any of their respective representatives or advisers makes any representation to any person with regard to the ultimate performance of Roman DBDR, CompoSecure or the Combined Entity.
A summary of the unaudited forecasts regarding CompoSecure’s anticipated future operations for fiscal years 2021 through 2025 provided to the Roman DBDR Board, as well as the PIPE Investors, is set forth below (dollar amounts presented below are in millions).
	2021(1)(2)		2022(1)(2)		2023(1)	2024(1)	2025(1)
	Low	High	Low	High
Net Revenue
Payments Hardware	$276	$276	$316	$316	$363	$418	$480
Arculus	—	20	20	60	127	429	1,097
Total Net Revenue	$276	$296	$336	$376	$490	$847	$1,577
Adj EBITDA	$95	$110	$100	$110	$160	$271	$586

(1)
Estimated amounts.

(2)
Includes estimated start-up costs for the Arculus Platform of $25 million in 2021 and $50 million in 2022.

(3)
CompoSecure expects to launch the Arculus Cold Storage Wallet product in the third quarter of 2021. CompoSecure is providing a range of potential forecasted operating results for 2021 and 2022 based on the possible variable timing of receiving orders for these new products.

Due to the forward-looking nature of the foregoing projections, specific quantifications of the charges excluded from the non-GAAP financial measures, including with respect to depreciation, amortization, interest and taxes, that would be required to reconcile the non-GAAP financial measures included in such projections to GAAP measures are not available so it is not feasible to provide accurate forecasted non-GAAP reconciliations without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and may not be comparable to similarly titled measures used by other companies.
A summary of the financial forecast information regarding projected revenue ranges for (1) metal Payment Card solutions and (2) Arculus Crypto & Digital Assets Ecosystem for fiscal years 2021 through 2025 provided to the Roman DBDR Board, as well as the PIPE Investors, is set forth below (dollar amounts presented below are in millions).
Financial Information by Segment
($ in Millions)
	Metal Payment Card Solutions					Arculus Crypto & Digital Assets Ecosystem
	2021	2022	2023	2024	2025	2021	2022	2023	2024	2025
Unit Sales	22	25	29	33	39	0.1	0.3	2	7	17
% growth	7%	15%	14%	15%	15%	—	255%	533%	229%	155%
Net Revenue	$276	$316	$363	$418	$480	$10(1)	$40(2)	$127	$429	$1,097
% growth	6%	15%	15%	15%	15%	—	300%	217%	238%	156%
Operating Expenses(3)	$(156)	$(178)	$(205)	$(237)	$(272)	$(3)	$(23)	$(55)	$(161)	$(368)
Marketing Expenses	$(0.3)	$(0.3)	$(0.4)	$(0.4)	$(0.5)	$(25)	$(50)	$(70)	$(175)	$(350)
Adjusted EBITDA	$120	$138	$158	$181	$207	$(18)(4)	$(33)(5)	$2	$93	$379
% margin	43%	44%	44%	43%	43%	nm	nm	1%	22%	35%

(1)
Assumes mid-point of Arculus ecosystem revenue range of $0 million — $20 million for fiscal year 2021.

(2)
Assumes mid-point of Arculus ecosystem revenue range of $20 million — $60 million for fiscal year 2022.

(3)
Operating Expenses excludes depreciation and amortization and marketing expense, but includes cost of goods sold, personnel costs, commissions, professional fees, rent, non-income taxes, public company costs, and other expenses.

(4)
Assumes mid-point of Arculus ecosystem adjusted EBITDA range of $25 million — $10 million for fiscal year 2021.

(5)
Assumes mid-point of Arculus ecosystem adjusted EBITDA range of $38 million — $28 million for fiscal year 2022.

The unaudited forecasts set forth above include financial measures that were not calculated in accordance with GAAP, namely net revenue and adjusted EBITDA. Non-GAAP measures are not necessarily calculated the same way by different companies and should not be considered a substitute for or superior to GAAP results. CompoSecure is not able to reconcile its forward-looking non-GAAP measures because CompoSecure cannot predict the timing and amounts of discrete items, which could significantly impact GAAP results.
Satisfaction of 80% Test
The Roman DBDR Board concluded that that CompoSecure has a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the Trust Account) at the time of the execution of the Merger Agreement.
Interests of Roman’s Directors and Executive Officers in the Business Combination
When you consider the recommendation of the Board in favor of approval of the Business Combination Proposal and the other proposals, you should keep in mind that the Sponsor and Roman DBDR’s directors and officers, have interests in such proposals that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
If we are unable to complete our initial business combination by May 10, 2022 (unless otherwise extended with approval of Roman DBDR’s stockholders), we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

•
There will be no liquidating distributions from the Trust Account with respect to the Sponsor Shares if we fail to complete a business combination within the required period. In August 2020, the Sponsor purchased 7,906,250 Sponsor Shares prior to our initial public offering for an aggregate purchase price of $25,000, or approximately $0.003 per share. In October 2020, the Sponsor returned to us, at no cost, an aggregate of 1,581,250 Sponsor Shares which we cancelled, resulting in an aggregate of 6,325,000 Sponsor Shares outstanding and held by the Sponsor. At the time of closing our initial public offering, Sponsor forfeited another 536,000 Sponsor Shares, resulting in 5,789,000 Sponsor Shares, all held by the Sponsor. Upon the Closing, all Sponsor Shares will convert into 5,789,000 shares of Class A Common Stock.

•
Simultaneously with the closing of its initial public offering, Roman DBDR consummated the sale of 10,375,000 Private Placement Warrants to the Sponsor, at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $10,375,000. On November 17, 2020, in connection with the underwriters’ partial exercise of their over-allotment option, Roman DBDR consummated the sale of an additional 462,400 Private Placement Warrants to the Sponsor, at $1.00 per Private Placement Warrant, generating total gross proceeds of $462,400. If we do not consummate a business combination transaction by May 10, 2022 (unless otherwise extended with approval of Roman’s stockholders), then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants held by the Sponsor will be worthless.

•
The Sponsor will lose its entire investment in us if we do not complete a business combination by May 10, 2022 (unless otherwise extended with approval of Roman’s stockholders). Certain of them may continue to serve as officers and/or directors of Roman DBDR after the Closing. As such, in the future they may receive any cash fees, stock options or stock awards that the Board determines to pay to its directors and/or officers.

•
The Sponsor and officers and directors of Roman DBDR have agreed to waive their rights to liquidating distributions from the Trust Account with respect to its Sponsor Shares if Roman DBDR fails to complete a business combination by May 10, 2022 (unless otherwise extended with approval of Roman’s stockholders).

•
In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have entered into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under our indemnity of the underwriters of the offering against certain liabilities, including liabilities under the Securities Act.

Each of the officers and directors of Roman DBDR presently has fiduciary or contractual obligations to other entities pursuant to which such officer or director is required to present a business combination opportunity to such entity. Our current certificate of incorporation provides that we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of Roman DBDR and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue, and to the extent the director or officer is permitted to refer that opportunity to us without violating another legal obligation. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors, nor the waiver of the corporate opportunities doctrine in our certificate of incorporation, materially impacted our search for an acquisition target nor will materially impact our ability to complete the proposed transaction described herein. In fact, as described elsewhere in this proxy statement, we were able to identify CompoSecure as an acquisition target shortly after our November 2020 initial public offering and signed a letter of intent with CompoSecure approximately two months after our initial public offering.
Sponsor will own securities of the Combined Entity upon the Closing of the Business Combination consisting of 5,789,000 shares of Class A Common Stock and 10,837,400 Warrants with an exercise price of $11.50 that expire five years from the Closing Date. Sponsor paid a total of $10,862,400 for these securities. Therefore, assuming the Warrants are never exercised or sold, Sponsor has a cost basis of $1.88 in the shares of the Combined Entity. The equity consideration in the Business Combination will be valued at $10.00 per share, and the PIPE Investors will be purchasing shares of Class A Common Stock at a purchase price of $10.00 per share. Sponsor may earn a positive rate of return on its investment, even if other stockholders experience a negative rate of return in the Combined Entity. For example, if the price of the Combined Entity’s Class A Common Stock were to fall to $8.00 per share, the value of the investment by investors in the Roman DBDR IPO and PIPE Investors that purchased shares in the Common PIPE Investment would decrease by 20%, while Sponsor’s value on its investment would have increased by approximately 425%.
•
Following the Closing, the Sponsor would be entitled to the repayment of any working capital loan and advances that have been made to Roman DBDR and remain outstanding. As of the date of this proxy statement, the Sponsor has not made any advances to us for working capital expenses. If we do not complete an initial business combination within the required period, we may use a portion of our working capital held outside the Trust Account to repay the working capital loans, but no proceeds held in the Trust Account would be used to repay the working capital loans.

•
Following the Closing, we will continue to indemnify our existing directors and officers and will maintain a directors’ and officers’ liability insurance policy.

•
Upon the Closing, subject to the terms and conditions of the Merger Agreement, the Sponsor, our officers and directors and their respective affiliates may be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an initial business combination, and repayment of any other loans, if any, and on such terms as to be determined by Roman from time to time, made by the Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination.

Total Shares to be Issued in the Business Combination
It is anticipated that, upon completion of the Business Combination, the Company’s public stockholders (other than investors in the PIPE Investment) will retain an ownership interest of approximately 28.0% in the Combined Entity, the PIPE Investors will own approximately 5.4% of the outstanding Common Stock of the Combined Entity (such that public stockholders, including PIPE Investors, will own approximately 33.4% of the Combined Entity), the Sponsor will retain an ownership interest of approximately 7.1% in the Combined Entity and the CompoSecure Holders will own approximately 59.5% of the outstanding Common Stock of the Combined Entity. This ownership interest assumes that no shares are elected to be redeemed. These ownership percentages take into account the assumed cashless net exercise of options to purchase Roman DBDR Common Stock which will be held by interest holders of CompoSecure immediately following the Closing.
Sources and Uses for the Business Combination
The following table summarizes the sources and uses for funding the Business Combination (all amounts in millions).

(i)   No redemptions
Sources of Funds		Uses
(in millions)
Cash available in Trust Account(1)	$236	Cash Merger Consideration	$361
Common PIPE Investment proceeds	$45	CompoSecure Reimbursable Transaction Expenses	$15
Note PIPE Investment proceeds	$130	Roman DBDR Estimated Transaction Expenses(2)	$35
Net Debt under CompoSecure Rollover Credit Agreement	$250	Net Debt under CompoSecure Rollover Credit Agreement	$250
CompoSecure Rollover Equity	$492	CompoSecure Rollover Equity	$492
Sponsor Shares	$58	Sponsor Shares	$58
Total Sources(3)	$1,211	Total Uses(3)(4)	$1,211

(1)
Cash available in Trust Account as of September 30, 2021 (a) assumes no shares of Class A Common Stock are redeemed in connection with the Business Combination and (b) excludes estimated interest earned by the Closing Date.

(2)
The level of redemption also impacts the effective underwriting fee incurred in connection with the Roman DBDR IPO. In a no redemption scenario, based on the approximately $236.3 million in the Trust Account as of September 30, 2021, Roman DBDR’s $8,104,600 in deferred underwriting fees represents an effective deferred underwriting fee of approximately 3.4% as a percentage of cash in the Trust Account. In a maximum redemption scenario, the effective deferred underwriting fee would be approximately 9.5% as a percentage of the cash in the TrustAccount.

(3)
Totals may differ due to rounding.

(4)
Includes $150,000 Member Representative Holdback Amount.

(ii)    Maximum redemptions
Sources of Funds		Uses
(in millions)
Cash available in Trust Account(1)	$85	Cash Merger Consideration	$210
Common PIPE Investment proceeds	$45	CompoSecure Reimbursable Transaction Expenses	$15
Note PIPE Investment proceeds	$130	Roman DBDR Estimated Transaction Expenses(2)	$35
Net Debt under CompoSecure Rollover Credit Agreement	$250	Net Debt under CompoSecure Rollover Credit Agreement	$250
CompoSecure Rollover Equity	$643	CompoSecure Rollover Equity	$643
Sponsor Shares	$58	Sponsor Shares	$58
Total Sources(3)	$1,211	Total Uses(4)(5)	$1,211

(1)
Cash available in Trust Account as of September 30, 2021 (a) assumes the maximum number of shares of Class A Common Stock are redeemed in connection with the Business Combination and (b) excludes estimated interest earned by the Closing Date.

(2)
The level of redemption also impacts the effective underwriting fee incurred in connection with the Roman DBDR IPO. In a no redemption scenario, based on the approximately $236.3 million in the Trust Account as of September 30, 2021, Roman DBDR’s $8,104,600 in deferred underwriting fees represents an effective deferred underwriting fee of approximately 3.4% as a percentage of cash in the Trust Account. In a maximum redemption scenario, the effective deferred underwriting fee would be approximately 9.5% as a percentage of the cash in the Trust Account.

(3)
Assumes a nominal share price of $10.00.

(4)
Totals may differ due to rounding.

(5)
Includes $150,000 Member Representative Holdback Amount.

Certificate of Incorporation; Bylaws
Pursuant to the Merger Agreement, upon the closing of the Business Combination, Roman’s bylaws will be amended and restated promptly to:
•
reflect necessary changes and to be consistent with the Proposed Charter (for a full description of the proposed amendments to the Current Charter see “Proposal No. 3 — The Governing Documents Proposal”); and

•
make certain other changes that the board of directors deems appropriate for a public operating company.

Name; Headquarters
The name of the Combined Entity will be CompoSecure, Inc. and its headquarters will be located at Somerset, New Jersey.
Certain Material U.S. Federal Income Tax Considerations of the Exercise of Redemption Rights
This section describes certain material U.S. federal income tax considerations to holders of Roman DBDR Class A Common Stock of electing to have their Roman DBDR Class A Common Stock redeemed pursuant to the Current Charter. This discussion applies only to holders with respect to shares of Roman DBDR Class A Common Stock, as the case may be, that hold such shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).
The following discussion does not address the effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect the tax consequences discussed below. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences discussed below.
This discussion does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, including the alternative minimum tax or the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:
•
banks, insurance companies, and certain other financial institutions;

•
regulated investment companies and real estate investment trusts;

•
brokers, dealers or traders in securities;

•
traders in securities that elect to mark to market;

•
tax-exempt organizations or governmental organizations;

•
U.S. expatriates and former citizens or long-term residents of the United States;

•
persons subject to special tax accounting rules as a result of any item of gross income with respect to Roman DBDR Class A Common Stock, as the case may be, being taken into account in an applicable financial statement;

•
persons that actually or constructively own 10% or more of our voting stock by vote or value;

•
S corporations, partnerships or other entities or arrangements treated as partnerships or other flow-through entities for U.S. federal income tax purposes (and investors therein);

•
U.S. Holders having a functional currency other than the U.S. dollar;

•
persons who hold or received Roman DBDR Class A Common Stock, as the case may be, pursuant to the exercise of any employee stock option or otherwise as compensation;

•
tax-qualified retirement plans; and

•
“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

For purposes of this discussion, a “U.S. Holder” is any beneficial owner of shares of Roman DBDR Class A Common Stock that is for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a domestic corporation;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

For purposes of this discussion, a “Non-U.S. Holder” is any beneficial owner of shares of Roman DBDR Class A Common Stock that is for U.S. federal income tax purposes:
•
a non-resident alien individual;

•
a foreign corporation or any other foreign organization taxable as a corporation for U.S. federal income tax purposes; or

•
a foreign estate or trust, the income of which is not subject to U.S. federal income tax on a net income basis.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Roman DBDR Class A Common Stock, the tax treatment of an owner of such entity will depend on the status of the owners, the activities of the entity and certain determinations made at the owner level. Accordingly, entities and arrangements treated as partnerships for U.S. federal income tax purposes and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the redemption of their Roman DBDR Class A Common Stock, as applicable.
HOLDERS OF ROMAN DBDR CLASS A COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Treatment of Redemption of Roman DBDR Class A Common Stock
In the event that a holder’s Roman DBDR Class A Common Stock is redeemed pursuant to the redemption provisions described in this proxy statement under the section entitled “—Treatment of Redemption of Roman DBDR Class A Common Stock” the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as an exchange of Roman DBDR Class A Common Stock under Section 302 of the Code with respect to such holder or whether the redemption is treated as a distribution to which section 301 of the Code applies. Whether a redemption qualifies for exchange treatment will depend largely on the total number of shares of our stock treated as held by the holder (including any stock constructively owned by the holder as a result of owning warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of Roman DBDR Class A Common Stock generally will be treated as an exchange of the Roman DBDR Class A Common

Stock for cash (rather than a corporate distribution) if the redemption or purchase by us (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a holder takes into account not only stock actually owned by the holder, but also shares of our stock that are constructively owned by it. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock the holder has a right to acquire by exercise of an option, which would generally include Roman DBDR Class A Common Stock that could be acquired pursuant to the exercise of the warrants.
In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of Roman DBDR Class A Common Stock must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption.
There will be a complete termination of a holder’s interest if either (i) all of the shares of Roman DBDR Class A Common Stock actually and constructively owned by the holder are redeemed or (ii) in the case of an individual holder, all of the shares of Roman DBDR Class A Common Stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock.
The redemption of Roman DBDR Class A Common Stock will not be essentially equivalent to a dividend if a holder’s conversion results in a “meaningful reduction” of the holder’s proportionate interest in Roman DBDR. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A holder should consult with its own tax advisors as to the tax consequences of a redemption or purchase by us.
If none of the foregoing tests is satisfied, then the redemption us will be treated as a corporate distribution and the tax consequences to a U.S. Holder will be as described below under “— U.S. Holders — Taxation of Redemption Treated as a Distribution” and the tax consequences to a Non-U.S. Holder will be as described below under “— U.S. Holders — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of a holder in the redeemed Roman DBDR Class A Common Stock will be added to the holder’s adjusted tax basis in its remaining stock, or, if it has none, to the holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
U.S. Holders
Taxation of Redemption Treated as an Exchange of Roman DBDR Class A Common Stock. If the redemption qualifies as an exchange of Roman DBDR Class A Common Stock as described above under “— Treatment of Redemption of Roman DBDR Class A Common Stock,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder’s adjusted tax basis in its Roman DBDR Class A Common Stock. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Roman DBDR Class A Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to Roman DBDR Class A Common Stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. Holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.
Generally, the amount of gain or loss recognized by a U.S. Holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Roman DBDR Class A Common Stock so disposed of. A U.S. Holder’s adjusted tax basis in its Roman DBDR Class A Common Stock generally will equal the U.S. Holder’s adjusted cost less any prior distributions treated as a return of capital for U.S. federal income tax purposes.
Taxation of Redemption Treated as a Distribution. If the redemption does not qualify as an exchange of Roman DBDR Class A Common Stock, a U.S. Holder will generally be treated as receiving a distribution in respect of its Roman DBDR Class A Common Stock. Such a distribution generally will be includable in a U.S. Holder’s gross income as dividend income to the extent that such distributions are paid out of our current (as measured through the end of our taxable year that includes the distribution) or accumulated earnings and profits as determined under U.S. federal income tax principles. Dividends will be taxable to a corporate U.S. Holder at regular rates and will generally be eligible for the dividends-received deduction if the requisite holding period is satisfied.
For non-corporate U.S. Holders, if the U.S. Holder satisfies certain holding period requirements and the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property, dividends are “qualified dividend income” taxed at the preferential applicable long-term capital gain rate. It is unclear whether the redemption rights with respect to Roman DBDR Class A Common Stock may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then non-corporate U.S. Holders may be subject to tax on such dividends at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.
Distributions in excess of such earnings and profits generally will be applied against and reduce a U.S. Holder’s basis in its Roman DBDR Class A Common Stock (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Roman DBDR Class A Common Stock in the manner described above under “— Taxation of Redemption Treated as an Exchange of Roman DBDR Class A Common Stock.”
U.S. Information Reporting and Backup Withholding. Distributions with respect to Roman DBDR Class A Common Stock to a U.S. Holder, whether or not such distributions qualify as dividends for U.S. federal income tax purposes, and proceeds from the sale, exchange or redemption of Roman DBDR Class A Common Stock by a U.S. Holder generally are subject to information reporting to the IRS and possible U.S. backup withholding, unless the U.S. Holder is an exempt recipient. Backup withholding may apply to such payments if a U.S. Holder fails to furnish a correct taxpayer identification number, a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and such holder may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.
Non-U.S. Holders
Redemption of Common Stock.    The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s Roman DBDR Class A Common Stock pursuant to the redemption provisions described in the section of this proxy statement entitled “Certain Material U.S. Federal Income Tax Considerations of the Redemption” generally will follow the U.S. federal income tax characterization of such a redemption as described under “— Treatment of Redemption of Roman DBDR Class A Common Stock” above. It is possible that because the applicable withholding agent may not be able to determine the proper characterization of a redemption of a Non-U.S. Holder’s Roman DBDR Class A Common Stock, the withholding agent might treat the redemption as a distribution subject to withholding tax.
Taxation of Redemption Treated as an Exchange of Roman DBDR Class A Common Stock.   A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of any gain realized upon the redemption of Roman DBDR Class A Common Stock unless:

•
the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

•
the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

•
Roman DBDR Class A Common Stock constitutes a U.S. real property interest by reason of Roman DBDR’s status as a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated rates applicable to a U.S. Holder, unless an applicable tax treaty provides otherwise. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.
Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
With respect to the third bullet above, Roman DBDR believes that it is not and has not been at any time since its formation, and does not expect to be immediately after the Business Combination is completed, a USRPHC.
Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.
Taxation of Redemption Treated as a Distribution.   If the redemption does not qualify as an exchange of Roman DBDR Class A Common Stock, with respect to a Non-U.S. Holder, such holder will generally be treated as receiving a distribution in respect of its Common Stock. Such a distribution to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles) will constitute a dividend, first, for U.S. federal income tax purposes. Amounts not treated as a dividend for U.S. federal income tax purposes will constitute a return of capital and be applied against and reduce a Non-U.S. Holder’s adjusted tax basis in its Roman DBDR Class A Common Stock, but not below zero, and thereafter as capital gain and will be treated as described above under “— Non-U.S. Holders —  Taxation of Redemption Treated as an Exchange of Roman DBDR Class A Common Stock.”
Subject to the discussion below on effectively connected income, dividends paid to a Non-U.S. Holder of Roman DBDR Class A Common Stock will be subject to U.S. federal withholding tax at a rate of 30% of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.
If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. Holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States.
Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.
Information Reporting and Backup Withholding.   Payments of dividends on Roman DBDR Class A Common Stock will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any dividends on Roman DBDR Class A Common Stock paid to the Non-U.S. Holder, regardless of whether any tax was actually withheld. In addition, proceeds from a sale or other taxable disposition of Roman DBDR Class A Common Stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds from a disposition of Roman DBDR Class A Common Stock conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.
Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Additional Withholding Tax on Payments Made to Foreign Accounts.   Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends on, or (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or disposition of Roman DBDR Class A Common Stock paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States-owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.
Under the applicable Treasury regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends on Roman DBDR Class A Common Stock. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of Roman DBDR Class A Common Stock on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.
Non-U.S. Holders should consult their tax advisors regarding the potential application of withholding under FATCA.
Regulatory Matters
Under the HSR Act and the rules that have been promulgated thereunder by the U.S. Federal Trade Commission (“FTC”), certain transactions may not be consummated unless information has been furnished to the Antitrust Division of the Department of Justice (“Antitrust Division”) and the FTC and certain waiting period requirements have been satisfied. The Business Combination is subject to these requirements and may not be completed until the expiration of a 30-day waiting period following the filing of the required Notification and Report Forms with the Antitrust Division and the FTC or until early termination is granted. On May 3, 2021, the CompoSecure and Roman DBDR filed the required forms under the HSR Act with the Antitrust Division and the FTC and both requested “early termination” of the waiting period. The required waiting period is scheduled to expire at 11:59 p.m. Eastern time on June 2, 2021, unless earlier terminated or if the FTC or the Antitrust Division extends that period by issuing a request to the parties for additional information.
At any time before or after consummation of the Business Combination, notwithstanding termination of the waiting period under the HSR Act, the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Business Combination. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot assure you that the Antitrust Division, the FTC, any state attorney general, or any other government authority will not attempt to challenge the Business Combination on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result. Neither CompoSecure nor Roman DBDR is aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than the expiration or early termination of the waiting period under the HSR Act, which period has expired. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.
Vote Required for Approval
This Business Combination Proposal (and consequently, the Merger Agreement and the transactions contemplated thereby, including the Business Combination) will be approved and adopted only if the holders of at least a majority of the outstanding shares of Roman Common Stock vote “FOR” the Governing Documents Proposal and each of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal are approved at the Special Meeting. Failure to vote by proxy or to vote online at the Special Meeting or an abstention from voting will have no effect on the outcome of the vote on the Business Combination proposal. To obtain approval, approximately 37.5% of the Company’s public stockholders need to vote in favor of the Business Combination Proposal.
The Nasdaq Stock Issuance Proposal, the Governing Documents Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal are conditioned on the approval of the Business Combination Proposal at the Special Meeting.
As of the Record Date, Roman’s Sponsor, directors and officers have agreed to vote any shares of Common Stock owned by them in favor of the Business Combination. As of the date hereof, the Sponsor, directors and officers have not purchased any Public Shares.
Recommendation of the Roman Board
THE ROMAN BOARD UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE
“FOR” THE BUSINESS COMBINATION PROPOSAL.

PROPOSAL NO. 2: THE NASDAQ STOCK ISSUANCE PROPOSAL
Background and Overview
Assuming the Business Combination Proposal is approved, Roman DBDR’s stockholders are also being asked to approve (a) the issuance of up to 49,195,000 (assuming no redemption of our Common Stock) or 63,919,627 (assuming maximum redemption of our Common Stock) newly issued shares of Class B Common Stock to the CompoSecure Holders in the Business Combination, as described in more detail under the heading titled “The Business Combination Proposal — Merger Consideration,” (b) the issuance and sale of 4,500,000 shares of Class A Common Stock to the PIPE Investors in connection with the Common Subscription Agreements in the Common PIPE Investment as further described under “Proposal No. 1: The Business Combination Proposal — PIPE Investment”, (c) shares of Class A Common Stock at a conversion price of $11.50 per share upon conversion of the Exchangeable Notes, pursuant to the Note Subscription Agreements under the Note PIPE Investment, as further described under “Proposal No. 1: The Business Combination Proposal — PIPE Investment”, (d) the issuance of up to 7,500,000 shares of Common Stock as Earnout Consideration to the CompoSecure equityholders, if earned, as described in more detail under the heading titled “Proposal No. 1: The Business Combination Proposal — Merger Consideration”, and (e) the reservation of up to 9,182,223 shares of Class A Common Stock to be authorized for issuance under the 2021 Equity Incentive Plan (as described in more detail in “Proposal No. 6: The Equity Incentive Plan Proposal”). Shareholder approval of these items is being requested for purposes of complying with the applicable provisions of the Nasdaq Stock Exchange Listing Rules (each, a “Nasdaq Listing Rule”) 5635(a), (b) and (d), to the extent such issuance would require a stockholder vote under Nasdaq Listing Rule 5635(a), (b), or (d).
Reasons for the Approval for Purposes of Nasdaq Listing Rule 5635
Under Nasdaq Listing Rule 5635(a)(1), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering for cash and (i) the common stock have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock); or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. Additionally, under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the issuer. Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the lower of the official Nasdaq closing price immediately before signing of the binding agreement and the average official Nasdaq closing price for the five trading days immediately preceding the signing of the binding agreement of the common stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance. If the Business Combination is completed pursuant to the Merger Agreement, Roman DBDR currently expects to issue: a) up to 49,195,000 (assuming no redemption of our Common Stock) or 63,919,627 (assuming maximum redemption of our Common Stock) newly issued shares of Class B Common Stock to the CompoSecure Holders in the Business Combination, as described in more detail under the heading titled “Proposal No. 1: The Business Combination Proposal — Merger Consideration”, (b) the issuance and sale of 4,500,000 shares of Class A Common Stock to the PIPE Investors in connection with the Common Subscription Agreements in the Common PIPE Investment as further described under “Proposal No. 1: The Business Combination Proposal — PIPE Investment”, (c) shares of Class A Common Stock at a conversion price of $11.50 per share upon conversion of the Exchangeable Notes, pursuant to the Note Subscription Agreements under the Note PIPE Investment, as further described under “Proposal No. 1: The Business Combination Proposal  — PIPE Investment”, (d) the issuance of up to 7,500,000 shares of Common Stock as Earnout Consideration to the CompoSecure equityholders, if earned, as described in more detail under the heading titled “Proposal No. 1: The Business Combination Proposal — Merger Consideration”, and (e) the reservation of up to 9,182,223 shares of Class A Common Stock to be authorized for issuance under the 2021 Equity Incentive Plan (as described in more detail in “Proposal No. 6: The Equity Incentive Plan Proposal”).

Additionally, pursuant to Nasdaq Listing Rule 5635(a)(2), when a Nasdaq-listed company proposes to issue securities in connection with the acquisition of the stock or assets of another company, stockholder approval is required if any director, officer or substantial stockholder of such company has a 5% or greater interest, directly or indirectly, in such company or the assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock (or securities convertible into or exercisable for common stock) could result in an increase in outstanding shares of common stock or voting power of 5% or more. Nasdaq Listing Rule 5635(e)(3) defines a substantial stockholder as the holder of an interest of 5% or more of either the number of shares of common stock or the voting power outstanding of a Nasdaq-listed company. Because Sponsor currently owns greater than 5% of Roman DBDR’s Common Stock, Sponsor and certain of its affiliates are considered significant stockholders of Roman DBDR under Nasdaq Listing Rule 5635(e)(3). As of the date of this proxy statement, the Sponsor holds (i) no shares of Class A Common Stock, (ii) 5,789,000 shares of Class B Common Stock, and (iii) 10,837,400 Private Placement Warrants. Each warrant entitles the Sponsor to purchase one share of Class A Common Stock. After giving effect to the Business Combination (and assuming that none of Roman DBDR’s outstanding Public Shares are redeemed in connection with the Business Combination), all of the Sponsor’s 5,789,000 shares of Class B Common Stock will be automatically converted to Class A Common Stock and the Sponsor will hold an ownership interest of approximately 7.1% in the Combined Entity. The Sponsor will also be entitled to purchase up to 10,837,400 shares of Class A Common Stock upon the exercise of the Private Placement Warrants resulting in up to a total ownership percentage by Sponsor and its Affiliates in the Combined Entity of up to 11% assuming exercise of the Private Placement Warrants.
In the event that this proposal is not approved by Roman DBDR stockholders, the Business Combination cannot be consummated. In the event that this proposal is approved by Roman DBDR stockholders, but the Merger Agreement is terminated (without the Business Combination being consummated) prior to the issuance of shares of Roman DBDR Class A Common Stock pursuant to the Merger Agreement, Roman DBDR will not issue such shares of Roman DBDR Class A Common Stock.
We currently have 23,156,000 shares of Roman DBDR Common Stock outstanding. If the Business Combination is completed pursuant to the Merger Agreement, Roman DBDR currently expects to issue: (a) up to 49,195,000 (assuming no redemption of our Common Stock) or 63,919,627 (assuming maximum redemption of our Common Stock) newly issued shares of Class B Common Stock to the CompoSecure Holders in the Business Combination, as described in more detail under the heading titled “The Business Combination Proposal — Merger Consideration”, (b) the issuance and sale of 4,500,000 shares of Class A Common Stock to the PIPE Investors in connection with the Common Subscription Agreements in the Common PIPE Investment as further described under “Proposal No. 1: The Business Combination Proposal — PIPE Investment”, (c) shares of Class A Common Stock at a conversion price of $11.50 per share upon conversion of the Exchangeable Notes, pursuant to the Note Subscription Agreements under the Note PIPE Investment, as further described under “Proposal No. 1: The Business Combination Proposal  — PIPE Investment”, (d) the issuance of up to 7,500,000 shares of Common Stock as Earnout Consideration to the CompoSecure equityholders, if earned, as described in more detail under the heading titled “Proposal No. 1: The Business Combination Proposal — Merger Consideration”, and (e) the reservation of up to 9,182,223 shares of Class A Common Stock to be authorized for issuance under the 2021 Equity Incentive Plan (as described in more detail in “Proposal No. 6: The Equity Incentive Plan Proposal”). Accordingly, we need stockholder approval of the issuance of more than 20% of our issued and outstanding Roman DBDR Common Stock at a price that may be less than the greater of book or market value of Roman DBDR’s Class A Common Stock as of November 10, 2021.
Effect of Proposal on Current Stockholders
If the Nasdaq Stock Issuance Proposal is adopted, (a) up to 49,195,000 (assuming no redemption of our Common Stock) or 63,919,627 (assuming maximum redemption of our Common Stock) newly issued shares of Class B Common Stock to the CompoSecure Holders in the Business Combination, as described in more detail under the heading titled “Proposal No 1: The Business Combination Proposal — Merger Consideration”, (b) the issuance and sale of 4,500,000 shares of Class A Common Stock to the PIPE Investors in connection with the Common Subscription Agreements in the Common PIPE Investment as further described under “Proposal No. 1: The Business Combination Proposal — PIPE Investment”, (c) shares of

Class A Common Stock at a conversion price of $11.50 per share upon conversion of the Exchangeable Notes, pursuant to the Note Subscription Agreements under the Note PIPE Investment, as further described under “Proposal No. 1: The Business Combination Proposal — PIPE Investment”, (d) the issuance of up to 7,500,000 shares of Common Stock as Earnout Consideration to the CompoSecure equityholders, if earned, as described in more detail under the heading titled “Proposal No. 1: The Business Combination Proposal — Merger Consideration”, and (e) the reservation of up to 9,182,223 shares of Class A Common Stock to be authorized for issuance under the 2021 Equity Incentive Plan (as described in more detail in “Proposal No. 6: The Equity Incentive Plan Proposal”), which assuming all such shares are issued represents more than 39% of the shares of Roman DBDR Class A Common Stock outstanding on the date hereof. The issuance of such shares would result in significant dilution to our stockholders, and result in our stockholders having a smaller percentage interest in the voting power, liquidation value and aggregate book value of Roman DBDR.
Vote Required for Approval
Approval of the Nasdaq Stock Issuance Proposal, the Governing Documents Proposal, the Director Election Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal are conditioned on the approval of the Business Combination Proposal at the Special Meeting.
Approval of the Nasdaq Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by the holders of Roman DBDR Common Stock represented virtually or by proxy and entitled to vote thereon at the Special Meeting, voting together as a single class, assuming that a quorum is present. Failure to vote by proxy or to vote online at the Special Meeting or an abstention from voting will have no effect on the outcome of the vote on the Nasdaq Stock Issuance Proposal.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE NASDAQ STOCK ISSUANCE PROPOSAL.

PROPOSAL NO. 3: THE GOVERNING DOCUMENTS PROPOSAL
The following table sets forth a summary of the provisions of the Current Charter and the Proposed Charter and the Current Bylaws and the Proposed Bylaws. This summary is qualified by reference to the complete text of Proposed Charter, a copy of which is attached to this proxy statement as Annex B and the complete text of the Proposed Bylaws, a copy of which is attached to this proxy statement as Annex C. All stockholders are encouraged to read the Proposed Charter in its entirety for a more complete description of its terms.
Comparison of Current Charter to Proposed Charter
•
change Roman DBDR’s name to “CompoSecure, Inc.”;

•
increase the total number of authorized shares of Roman DBDR Common Stock, from 221,000,000 shares, consisting of 220,000,000 shares of Roman DBDR Common Stock, including 200,000,000 shares of Class A Common Stock, and 20,000,000 shares of Class B Common Stock, and 1,000,000 shares of preferred stock, to 335,000,000 shares, consisting of 325,000,000 shares of Roman DBDR Common Stock, including 250,000,000 shares of Class A Common Stock, and 75,000,000 shares of Class B Common Stock, and 10,000,000 shares of preferred stock, par value $0.0001 per share;

•
amend the terms of Roman DBDR Common Stock, in particular to provide that each share of Class A Common Stock and Class B Common Stock shall at all times vote together as one class on all matters submitted to a vote of the stockholders of the Combined Entity;

•
holders of Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors;

•
To limit action required or permitted to be taken by stockholders of the Combined Entity only to annual meetings by eliminating the right for actions to be taken by written consent;

•
opt-out of Section 203 of the DGCL;

•
removes Delaware as the exclusive forum for certain stockholder litigation and the United States Federal District Courts as the exclusive forum for litigation arising out of the Securities Act;

•
the affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the bylaws of the Combined Entity; and

•
eliminate certain provisions specific to Roman DBDR’s status as a blank check company.

Reasons for the Charter Amendments
Charter Amendment
Requiring the approval by affirmative vote of holders of at least a majority of the voting power of the Combined Entity’s then outstanding capital stock entitled to vote generally in the election of directors, voting together as a single class, to make any amendment to the Proposed Charter is intended to protect key provisions of the Proposed Charter from arbitrary amendment and to prevent a simple majority of stockholders from taking actions that may be harmful to other stockholders or making changes to provisions that are intended to protect all stockholders.
Section 203
Opting out of Section 203 of the DGCL allows the Combined Entity to establish its own rules governing business combinations with interested parties.
Common Stock
The principal purpose of this proposal is to authorize additional shares of the Combined Entity’s Common Stock, which will be used to issue shares pursuant to the Merger Agreement, in connection with the PIPE Investment, under the Equity Incentive Plan, the ESPP and for general corporate purposes. The

Board believes that it is important for us to have available for issuance a number of authorized shares of Common Stock and preferred stock sufficient to support our growth and to provide flexibility for future corporate needs (including, if needed, as part of financing for future growth acquisitions).
Notwithstanding the foregoing, authorized but unissued shares of Common Stock may enable the Combined Entity’s board of directors to render it more difficult or to discourage an attempt to obtain control of the Combined Entity and thereby protect continuity of or entrench its management, which may adversely affect the market price of the Combined Entity’s shares of Common Stock. If, in the due exercise of its fiduciary obligations, for example, the Combined Entity’s board of directors were to determine that a takeover proposal was not in the best interests of the Combined Entity, such shares could be issued by the Combined Entity’s board of directors without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting bloc in institutional or other hands that might support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. The authorization of additional shares will, however, enable the Combined Entity to have the flexibility to authorize the issuance of shares in the future for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. The Combined Entity currently has no such plans, proposals, or arrangements, written or otherwise, to issue any of the additional authorized shares for such purposes.
Preferred Stock
The Board believes that these additional shares will provide the Combined Entity with needed flexibility to issue shares in the future in a timely manner and under circumstances we consider favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.
Authorized but unissued preferred stock may enable the Combined Entity’s board of directors to render it more difficult or to discourage an attempt to obtain control of the Combined Entity and thereby protect continuity of or entrench its management, which may adversely affect the market price of the Combined Entity. If, in the due exercise of its fiduciary obligations, for example, the Combined Entity’s board of directors was to determine that a takeover proposal was not in the best interests of the Combined Entity, such preferred stock could be issued by the board of directors without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting bloc in institutional or other hands that might support the position of the board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. Allowing the Combined Entity’s board of directors to issue the authorized preferred stock on its own volition will enable the Combined Entity to have the flexibility to issue such preferred stock in the future for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. The Combined Entity currently has no such plans, proposals, or arrangements, written or otherwise, to issue any of the additional authorized stock for such purposes.
Action by Written Consent
The Board believes that limiting the ability of stockholders to act by written consent solely to an annual meeting or special meeting is appropriate to limit the circumstances under which stockholders can act on their own initiative to remove directors, or alter or amend Roman DBDR’s organizational documents outside of a duly called special or annual meeting of the stockholders of Roman DBDR. Further, the Board believes continuing to limit stockholders’ ability to act by written consent will reduce the time and effort the Roman DBDR Board and management would need to devote to stockholder proposals, which time and effort could distract the Roman DBDR Board and management from other important company business.
In addition, the elimination of the stockholders’ ability to act by written consent may have certain anti-takeover effects by forcing a potential acquirer to take control of the board of directors only at a duly called special or annual meeting. However, this proposal is not in response to any effort of which Roman DBDR is aware to obtain control of Roman DBDR, and Roman DBDR and its management do not presently intend to propose other anti-takeover measures in future proxy solicitations. Further, the Roman DBDR Board does not believe that the effects of the elimination of stockholder action by written consent will create a significant impediment to a tender offer or other effort to take control of Roman DBDR. Inclusion of these provisions in the Proposed Charter might also increase the likelihood that a potential acquirer would negotiate the terms of any proposed transaction with the board of directors and thereby help protect stockholders from the use of abusive and coercive takeover tactics.
Perpetual Existence
Our Board believes that making the Combined Entity’s corporate existence perpetual is desirable to reflect the Business Combination. Additionally, perpetual existence is the usual period of existence for public corporations, and our Board believes that it is the most appropriate period for Combined Entity following the Business Combination.
Corporate Name
Our Board believes that changing the post-business combination corporate name from “Roman DBDR Tech Acquisition Corp.” to “CompoSecure, Inc.” is desirable to reflect the Business Combination with CompoSecure and to clearly identify CompoSecure, Inc. as the publicly traded entity.
Provisions Specific to a Blank Check Company
The elimination of certain provisions related to our status as a blank check company is desirable because these provisions will serve no purpose following the Business Combination. For example, the Proposed Charter does not include the requirement to dissolve the Combined Entity and allows it to continue as a corporate entity with perpetual existence following Closing. Perpetual existence is the usual period of existence for corporations, and the Board believes it is the most appropriate period for the Combined Entity following the Closing. In addition, certain other provisions in the Current Charter require that proceeds from Roman DBDR’s initial public offering be held in a trust account until a Business Combination or liquidation of Roman DBDR has occurred. These provisions cease to apply once the Business Combination has closed and are therefore not included in the Proposed Charter.
Comparison of Current Bylaws to Proposed Bylaws
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Change Roman DBDR’s name to “CompoSecure, Inc.”;

•
So long as LLR Equity Partners IV, L.P., has the right to designate a director to the Board, their designation shall be deemed to be the “Chairman of the Board”;

•
Eliminate the ability to take any action by written consent in lieu of a meeting. Any action required or permitted to be taken must be effected by a duly called annual or special meeting of such holders;

•
For all newly created directorships/vacancies, a majority vote of the remaining directors then in office shall vote to fill the seat (even if less than a quorum);

•
Special Meetings may only be called by the Chairman of the Board or any of the Chief Executive Officers;

•
The Chairman of the Board shall have supervision and control of all activities, subject to the ultimate authority of the Board. The Chairman shall preside over the Chief Executive Officer in all respects; and

•
The Court of Chancery in the State of Delaware shall be the sole and exclusive forum for any stockholder to bring any state law claims.

Vote Required for Approval
This Governing Documents Proposal will be approved and adopted in its entirety only if the holders of (i) a majority of the outstanding shares of Roman DBDR Common Stock, voting together as a single class, and (ii) a majority of the outstanding shares of Class B Common Stock, voting together as a single class, vote “FOR” Governing Documents Proposal. Failure to vote by proxy or to vote online at the Special Meeting or an abstention from voting will have the same effect as a vote “AGAINST” the Governing Documents Proposal.
Approval of the Governing Documents Proposal, the Nasdaq Stock Issuance Proposal, the Director Election Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal are conditioned on the approval of the Business Combination Proposal at the Special Meeting.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE GOVERNING DOCUMENTS PROPOSAL.

PROPOSAL NO. 4: THE ADVISORY CHARTER PROPOSALS
In connection with the Business Combination, Roman DBDR is asking its stockholders to vote upon, on a non-binding advisory basis, proposals to approve certain governance provisions contained in the Proposed Charter. This separate vote is not otherwise required by Delaware law separate and apart from the Governing Documents Proposal but, pursuant to SEC guidance, Roman DBDR is required to submit these provisions to its stockholders separately for approval, allowing stockholders the opportunity to present their separate views on important governance provisions. However, the stockholder votes regarding these proposals are advisory votes, and are not binding on Roman DBDR or the Board (separate and apart from the approval of the Governing Documents Proposal). In the judgment of the Board, these provisions are necessary to adequately address the needs of the Combined Entity. Furthermore, the Business Combination is not conditioned on the separate approval of the Advisory Charter Proposals (separate and apart from approval of the Governing Documents Proposal).
Roman DBDR stockholders will be asked to approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the SEC as seven separate sub-proposals (the “Advisory Charter Proposals”):
(a)
Advisory Charter Proposal A — to increase the authorized shares of Class A Common Stock to 250,000,000 shares;

(b)
Advisory Charter Proposal B — to increase the authorized shares of “blank check” preferred stock that the Combined Entity’s board of directors could issue to discourage a takeover attempt to 10,000,000 shares;

(c)
Advisory Charter Proposal C — to provide that amendments to provisions of the Proposed Charter will require the approval of at least a majority of the Combined Entity’s then-outstanding shares of capital stock entitled to vote on such amendment;

(d)
Advisory Charter Proposal D — to provide holders of Preferred Stock the right, voting separately by class or series, to elect one or more directors;

(e)
Advisory Charter Proposal E — to limit action required or permitted to be taken by the stockholders of the Combined Entity to be taken by written consent only to annual meetings or special meetings;

(f)
Advisory Charter Proposal F — (i) to change the corporate name from “Roman DBDR Tech Acquisition Corp.” to “CompoSecure, Inc.”, (ii) to make the Combined Entity’s corporate existence perpetual as opposed to Roman DBDR’s corporate existence, which is required to be dissolved and liquidated 18 months following the closing of its initial public offering and to remove from the Proposed Charter the various provisions applicable only to specified purpose acquisition corporations contained in the Current Charter, (iii) to remove Delaware as the exclusive forum for certain stockholder litigation and the United States Federal District Courts as the exclusive forum for litigation arising out of the Securities Act, (iv) to opt-out of certain provisions of Section 203 of DGCL, and (v) to eliminate certain provisions specific to Roman DBDR’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination; and

(g)
Advisory Charter Proposal G — to provide that any amendment by stockholders to the Amended By-laws will require the approval of at least a majority of the Combined Entity’s then-outstanding shares of capital stock entitled to vote such amendment, provided that if a majority of the Board recommends approval of such amendment, such amendment will require the approval of a majority of the Combined Entity’s then-outstanding shares of capital stock entitled to vote on such amendment.

Reasons for the Charter Amendments
Charter Amendment
Requiring the approval by affirmative vote of holders of at least a majority of the voting power of the Combined Entity’s then outstanding capital stock entitled to vote generally in the election of directors, voting together as a single class, to make any amendment to the Proposed Charter is intended to protect key provisions of the Proposed Charter from arbitrary amendment and to prevent a simple majority of stockholders from taking actions that may be harmful to other stockholders or making changes to provisions that are intended to protect all stockholders.
Section 203
Opting out of Section 203 of the Delaware General Corporation Law allows the Proposed Charter to establish its own rules governing business combinations with interested parties.
Common Stock
The principal purpose of this proposal is to authorize additional shares of our Common Stock, which will be used to issue shares pursuant to the Merger Agreement, in connection with the PIPE Investment, under the Equity Incentive Plan, the ESPP and for general corporate purposes. The Board believes that it is important for us to have available for issuance a number of authorized shares of Common Stock and preferred stock sufficient to support our growth and to provide flexibility for future corporate needs (including, if needed, as part of financing for future growth acquisitions).
Notwithstanding the foregoing, authorized but unissued shares of Common Stock may enable the Combined Entity’s board of directors to render it more difficult or to discourage an attempt to obtain control of the Combined Entity and thereby protect continuity of or entrench its management, which may adversely affect the market price of the Combined Entity’s shares of Common Stock. If, in the due exercise of its fiduciary obligations, for example, the Combined Entity’s board of directors were to determine that a takeover proposal was not in the best interests of the Combined Entity, such shares could be issued by the board of directors without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting bloc in institutional or other hands that might support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. The authorization of additional shares will, however, enable the Combined Entity to have the flexibility to authorize the issuance of shares in the future for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. The Combined Entity currently has no such plans, proposals, or arrangements, written or otherwise, to issue any of the additional authorized shares for such purposes.
Preferred Stock
The Board believes that these additional shares will provide the Combined Entity with needed flexibility to issue shares in the future in a timely manner and under circumstances we consider favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.
Authorized but unissued preferred stock may enable the board of directors to render it more difficult or to discourage an attempt to obtain control of the Combined Entity and thereby protect continuity of or entrench its management, which may adversely affect the market price of the Combined Entity. If, in the due exercise of its fiduciary obligations, for example, the board of directors was to determine that a takeover proposal was not in the best interests of the Combined Entity, such preferred stock could be issued by the board without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting bloc in institutional or other hands that might support the position of the board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. Allowing the Combined Entity’s board of directors to issue the authorized preferred stock on its own volition will enable the Combined Entity to have the flexibility to issue such preferred stock in the future for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits. The Combined Entity currently has no such plans, proposals, or arrangements, written or otherwise, to issue any of the additional authorized stock for such purposes.
Action by Written Consent
The Board believes that limiting the ability of stockholders to act by written consent solely to an annual meeting or special meeting is appropriate to limit the circumstances under which stockholders can act on their own initiative to remove directors, or alter or amend Roman DBDR’s organizational documents outside of a duly called special or annual meeting of the stockholders of Roman DBDR. Further, the Board believes continuing to limit stockholders’ ability to act by written consent will reduce the time and effort the Roman DBDR Board and management would need to devote to stockholder proposals, which time and effort could distract the Roman DBDR Board and management from other important company business.
In addition, the elimination of the stockholders’ ability to act by written consent may have certain anti-takeover effects by forcing a potential acquirer to take control of the board of directors only at a duly called special or annual meeting. However, this proposal is not in response to any effort of which Roman DBDR is aware to obtain control of Roman DBDR, and Roman DBDR and its management do not presently intend to propose other anti-takeover measures in future proxy solicitations. Further, the Roman DBDR Board does not believe that the effects of the elimination of stockholder action by written consent will create a significant impediment to a tender offer or other effort to take control of Roman DBDR. Inclusion of these provisions in the Proposed Charter might also increase the likelihood that a potential acquirer would negotiate the terms of any proposed transaction with the board of directors and thereby help protect stockholders from the use of abusive and coercive takeover tactics.
Perpetual Existence
Our Board believes that making the Combined Entity corporate existence perpetual is desirable to reflect the Business Combination. Additionally, perpetual existence is the usual period of existence for public corporations, and our Board believes that it is the most appropriate period for the Combined Entity following the Business Combination.
Corporate Name
Our Board believes that changing the post-business combination corporate name from “Roman DBDR Tech Acquisition Corp.” to “CompoSecure, Inc.” is desirable to reflect the Business Combination with CompoSecure and to clearly identify CompoSecure, Inc. as the publicly traded entity.
Provisions Specific to a Blank Check Company
The elimination of certain provisions related to our status as a blank check company is desirable because these provisions will serve no purpose following the Business Combination. For example, the Proposed Charter does not include the requirement to dissolve the Combined Entity and allows it to continue as a corporate entity with perpetual existence following the Closing. Perpetual existence is the usual period of existence for corporations, and the Board believes it is the most appropriate period for the Combined Entity following the Closing. In addition, certain other provisions in the Current Charter require that proceeds from Roman DBDR’s initial public offering be held in a trust account until a Business Combination or liquidation of Roman DBDR has occurred. These provisions cease to apply once the Business Combination has closed and are therefore not included in the Proposed Charter.
Vote Required for Approval
Approval of each of the Advisory Charter Proposals, each of which is a non-binding vote, requires the affirmative vote of the holders of a majority of the shares of Roman DBDR Common Stock present virtually or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class. Abstentions and broker non-votes have no effect on the outcome of the Advisory Charter Proposals.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF EACH OF THE ADVISORY CHARTER PROPOSALS.

PROPOSAL NO. 5: THE DIRECTOR ELECTION PROPOSAL
Overview
Assuming the Business Combination Proposal is approved, Roman DBDR’s stockholders are also being asked to elect, seven directors to serve staggered terms on the Combined Entity’s board of directors until the 2022, 2023 and 2024 annual meeting of stockholders, respectively, and until their respective successors are duly elected and qualified.
Nominees
As contemplated by the Merger Agreement, the Combined Entity’s board of directors following consummation of the Business Combination, will consist of seven directors as follows, subject to certain limitations set forth in the Stockholders Agreement:
•
The Chief Executive Officer of Roman DBDR;

•
One person designated by LLR Equity Partners IV, L.P. (the “LLR Designee”);

•
One person designated by the Sponsor or its affiliate;

•
One person designated by Michele D. Logan (the “Logan Designee”);

•
Niloofar Razi Howe;

•
Brian F. Hughes; and

•
Jane J. Thompson.

Each of Mitchell Hollin (the initial LLR Designee), Niloofar Razi Howe, Brian F. Hughes and Jane J. Thompson will qualify as an “independent director” under the Exchange Act and the rules of the Nasdaq (the “Independent Directors” and each, an “Independent Director”).
Our Board believes it is in the best interests of the Combined Entity for the Board to maintain its classified structure of three classes, each comprising as nearly as possible one-third of the directors to serve three-year terms; provided that if this Proposal No. 5 is approved at the Special Meeting, our first class of directors will serve an approximately one-year term expiring at our 2022 annual meeting of stockholders, our second class of directors will serve an approximately two-year term expiring at our 2023 annual meeting of stockholders, and our newly formed third class of directors will serve an approximately three-year term expiring at our 2024 annual meeting of stockholders. The initial Board shall be divided into three classes as follows:
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Class I: the Chief Executive Officer and one Independent Director;

•
Class II: the Logan Designee and one Independent Director; and

•
Class III: the LLR Designee, one Independent Director and the Sponsor Designee.

As of the date hereof, the initial nominees shall be as follows:
•
Class I: Jonathan Wilk and Jane J. Thompson;

•
Class II: Michele Logan and Brian F. Hughes; and

•
Class III: Mitchell Hollin, Donald G. Basile and Niloofar Razi Howe.

Accordingly, the Roman DBDR Board has nominated each of the individuals above to serve as directors of the Combined Entity upon the consummation of the Business Combination, with Mitchell Hollin, the LLR Designee, to serve as the Chair of the Combined Entity’s board of directors in each case, in accordance with the terms and subject to the conditions of the proposed organizational documents of the Combined Entity. For more information on the experience of each of these director nominees, please see the section titled “Management of the Combined Entity Following the Business Combination” of this proxy statement.

Vote Required for Approval
The approval of the Director Election Proposal requires the affirmative vote of the holders of a plurality of the shares of Roman DBDR Common Stock cast by the stockholders represented virtually or by proxy and entitled to vote thereon at the Special Meeting, voting together as a single class. A Roman DBDR stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of Roman DBDR Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of the vote on the Director Election Proposal.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE DIRECTOR ELECTION PROPOSAL.

PROPOSAL NO. 6: THE EQUITY INCENTIVE PLAN PROPOSAL
Overview
The following is a summary description of the Equity Incentive Plan as proposed to be adopted by Roman DBDR in connection with the Business Combination. This summary is not a complete statement of the Equity Incentive Plan and is qualified in its entirety by reference to the complete text of the Equity Incentive Plan, a copy of which is attached hereto as Annex D. Roman DBDR stockholders should refer to the Equity Incentive Plan for more complete and detailed information about the terms and conditions of the Equity Incentive Plan. Unless the context otherwise requires, references in this summary description to “we”, “us” and “our” generally refer to Roman DBDR in the present tense or the Combined Entity from and after the Business Combination.
The purpose of the Equity Incentive Plan is to provide a means for the Combined Entity to align the long-term financial interests of its employees, non-employee directors, consultants and advisors with the financial interests of its stockholders. In addition, the Board believes that the ability to grant options and other equity-based awards will help the Combined Entity to attract, retain, and motivate employees, non-employee directors, consultants, and advisors, and encourage them to devote their best efforts to the Combined Entity’s business and financial success.
Approval of the Equity Incentive Plan by Roman DBDR stockholders is required, among other things, in order to: (i) comply with Nasdaq Listing Rules requiring stockholder approval of equity compensation plans and (ii) allow the grant of incentive stock options to participants in the Equity Incentive Plan.
Summary of the Material Provisions of the Equity Incentive Plan
The purpose of the Equity Incentive Plan is to attract and retain employees, non-employee directors, and consultants and advisors. The Equity Incentive Plan provides for incentive compensation in the form of stock options (including non-statutory stock options and incentive stock options), stock appreciation rights, restricted stock awards, and restricted stock units (“Stock Awards”), all of which may be granted to employees, including officers, non-employee directors, consultants and advisors of the Combined Entity and its affiliates. Incentive stock options may be granted only to employees. All other Stock Awards may be granted to employees, including officers, and to non-employee directors, consultants and advisors. The Equity Incentive Plan is intended to provide an incentive to participants to contribute to the Combined Entity’s economic success by aligning the economic interests of participants with those of the stockholders of the Combined Entity.
Requested Share Authorization
The Equity Incentive Plan authorizes the Compensation Committee of the Board (“Committee”) to provide incentive compensation in the form of Stock Awards. Subject to adjustment as described below, up to 9,182,223 shares of our Class A Common Stock will be authorized for issuance under the Equity Incentive Plan. The aggregate number of shares of Class A Common Stock that may be issued or transferred under the Equity Incentive Plan pursuant to incentive stock options shall not exceed 9,182,223 shares of Class A Common Stock.
Summary of the Equity Incentive Plan
The following is a summary of the material features of the Equity Incentive Plan. This summary is qualified in its entirety by the full text of the Equity Incentive Plan, a copy of which is included as Annex D to this proxy statement/consent solicitation.
Type of Awards.   The Equity Incentive Plan provides for incentive compensation in the form of stock options (including non-statutory stock options and incentive stock options), stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, all of which may be granted to employees, including officers, non-employee directors, consultants and advisors of the Combined Entity and its affiliates.
Administration.   The Equity Incentive Plan will be administered by the Committee or another committee appointed by the Board to administer the Equity Incentive Plan (and to the extent the Board does not appoint a committee, the Board can serve as the committee); provided that any grants to members of the Board must be authorized by a majority of the Board (counting all the Board members for purposes of a quorum, but only non-interested Board members for purposes of such majority approval). The Committee must consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Class A Common Stock is at the time primarily traded. The Committee may delegate authority under the Equity Incentive Plan to one or more subcommittees as it deems appropriate. Subject to compliance with applicable law and stock exchange requirements, including Section 157(c) of the Delaware General Corporation Law, the Committee may delegate all or part of its authority to the Chief Executive Officer (or if there is none then appointed, the President), as it deems appropriate, with respect to grants to employees or key advisors who are not executive officers under Section 16 of the Exchange Act.
The Committee will have full power and express discretionary authority to administer and interpret the Equity Incentive Plan, to make factual determinations, and to adopt or amend such rules, regulations, agreements, and instruments for implementing the Equity Incentive Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.
Shares Subject to the Plan.   Subject to adjustment, the Equity Incentive Plan authorizes the issuance or transfer of up to 9,182,223 shares of the Class A Common Stock, plus the number of shares of Class A Common Stock underlying grants issued under CompoSecure’s existing Amended and Restated Equity Compensation Plan that expire, terminate or are otherwise forfeited without being exercised. The Equity Incentive Plan contains an evergreen provision, pursuant to which, commencing with the first business day of each calendar year beginning in 2022, the aggregate number of shares of Class A Common Stock that may be issued or transferred under the Equity Incentive Plan shall be increased by 4% of the number of shares of Class A Common Stock and Class B Common Stock outstanding as of the last day of the immediately preceding calendar year, or such lesser number of shares of Class A Common Stock as to be determined by the Committee.
If any options or SARs expire or are canceled, forfeited, exchanged, or surrendered without having been exercised, or if any stock awards, stock units, or other stock-based awards are forfeited, terminated, or otherwise not paid in full, the shares of Class A Common Stock subject to such awards will again be available for purposes of the Equity Incentive Plan. If shares of Class A Common Stock are surrendered in payment of the exercise price of an option, the number of shares of Class A Common Stock available for issuance under the Equity Incentive Plan will be reduced only by the net number of shares actually issued by the Combined Entity upon such exercise and not by the gross number of shares as to which such option is exercised. Upon the exercise of any SAR under the Equity Incentive Plan, the number of shares of Class A Common Stock available for issuance will be reduced only by the net number of shares actually issued by the Combined Entity upon such exercise.
If shares of Class A Common Stock are withheld by the Combined Entity in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any grant or the issuance of Class A Common Stock under the Equity Incentive Plan, the number of shares of Class A Common Stock available for issuance will be reduced by the net number of shares issued, vested, or exercised under such grant, calculated in each instance after payment of such share withholding. If any awards are paid in cash, and not in shares of Class A Common Stock, any shares of Class A Common Stock subject to such awards will also be available for future awards. If the Combined Entity repurchases shares of Class A Common Stock on the open market with the proceeds from the exercise price the Combined Entity receives from options, the repurchased shares will not be available for issuance under the Equity Incentive Plan.
Individual Limits for Non-Employee Directors.   The maximum aggregate grant date value of shares of Class A Common Stock granted to any non-employee director in any one calendar year, taken together with any cash fees earned by such non-employee director for services rendered during the calendar year, shall not exceed $350,000 in total value; provided, however, that with respect to the year during which a non-employee director is first appointed or elected to the Board, the maximum aggregate grant date value of shares of Class A Common Stock granted to such non-employee director, taken together with any cash fees earned by such non-employee director for services rendered during such period, shall not exceed $750,000 in total value during the initial annual period.

Adjustments.   In connection with stock splits, stock dividends, recapitalizations, and certain other events affecting Class A Common Stock, the Committee will make adjustments as it deems appropriate in: the maximum number of shares of Class A Common Stock reserved for issuance as grants; the maximum amount of awards that may be granted to any individual non-employee director in any year; the number and kind of shares covered by outstanding grants; the number and kind of shares that may be issued under the Equity Incentive Plan; the price per share or market value of any outstanding grants; the exercise price of options; the base amount of SARs; and the performance goals or other terms and conditions as the Committee deems appropriate.
Eligibility and Vesting.   All employees and non-employee directors of the Combined Entity will be eligible to receive grants under the Equity Incentive Plan. In addition, consultants and advisors who perform services for the Combined Entity may receive grants under the Equity Incentive Plan. The Committee will (i) select the employees, non-employee directors, consultants and advisors to receive grants, and (ii) determine the number of shares of Class A Common Stock subject to a particular grant and the vesting and exercisability terms of awards granted under the Equity Incentive Plan. It is anticipated that, as of the Effective Time, approximately 680 employees and 6 non-employee directors will be eligible to participate in the Equity Incentive Plan if selected by the Committee to participate.
Options.   Under the Equity Incentive Plan, the Committee will determine the exercise price of the options granted and may grant options to purchase shares of Class A Common Stock in such amounts, as it determines. The Committee may grant options that are intended to qualify as incentive stock options under Section 422 of the Code, or non-qualified stock options, which are not intended to so qualify. Incentive stock options may only be granted to employees. Anyone eligible to participate in the Equity Incentive Plan may receive a grant of non-qualified stock options. The exercise price of a stock option granted under the Equity Incentive Plan cannot be less than the fair market value of a share of Class A Common Stock on the date the option is granted. If an incentive stock option is granted to a 10% stockholder of the total combined voting power of all classes of stock, the exercise price cannot be less than 110% of the fair market value of a share of Class A Common Stock on the date the option is granted. The aggregate number of shares of Class A Common Stock that may be issued or transferred under the Equity Incentive Plan pursuant to incentive stock options under Section 422 of the Code may not exceed 9,182,223 shares of Class A Common Stock.
The exercise price for any option is generally payable in cash. In certain circumstances as permitted by the Committee, the exercise price may be paid: by the surrender of shares of Class A Common Stock with an aggregate fair market value; on the date the option is exercised equal to the exercise price by payment through a broker in accordance with procedures established by the Federal Reserve Board; by withholding shares of Class A Common Stock subject to the exercisable option that have a fair market value on the date of exercise equal to the aggregate exercise price; or by such other method as the Committee approves.
The term of an option cannot exceed ten years from the date of grant, except that if an incentive stock option is granted to a 10% stockholder of the total combined voting power of all classes of the Combined Entity’s stock, the term cannot exceed five years from the date of grant. In the event that on the last day of the term of a non-qualified stock option, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of Class A Common Stock under the applicable insider trading policy, the term of the non-qualified option will be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.
Except as provided in the grant instrument, an option may only be exercised while a participant is employed by or providing service to us. The Committee will determine in the grant instrument under what circumstances and during what time periods a participant may exercise an option after termination of employment.
Stock Awards.   Under the Equity Incentive Plan, the Committee may grant stock awards. A stock award is an award of Class A Common Stock that may be subject to restrictions as the Committee determines. The restrictions, if any, may lapse over a specified period of employment or based on the satisfaction of pre-established criteria, in installments or otherwise, as the Committee may determine, including, but not limited to, restrictions based on the achievement of performance goals. Except to the extent restricted under the grant instrument relating to the stock award, a participant will have all the rights of a stockholder as to those shares, including the right to vote and the right to receive dividends or distributions on the shares. Dividends with respect to stock awards that vest based on performance shall vest if and to the extent that the underlying stock award vests, as determined by the Committee. All unvested stock awards are forfeited if the participant’s employment or service is terminated for any reason, unless the Committee determines otherwise.
Stock Units.   Under the Equity Incentive Plan, the Committee may grant stock units to anyone eligible to participate in the Equity Incentive Plan. Stock units represent hypothetical shares of Class A Common Stock. Stock units become payable on terms and conditions determined by the Committee, including specified performance goals, and will be payable in cash, shares of Class A Common Stock, or a combination thereof, as determined by the Committee. All unvested stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the Committee determines otherwise.
Stock Appreciation Rights.   Under the Equity Incentive Plan, the Committee may grant SARs, which may be granted separately or in tandem with any option. SARs granted in tandem with a non-qualified stock option may be granted either at the time the non-qualified stock option is granted or any time thereafter while the option remains outstanding. SARs granted in tandem with an incentive stock option may be granted only at the time the grant of the incentive stock option is made. The Committee will establish the base amount of the SAR at the time the SAR is granted, which will be equal to or greater than the fair market value of a share of Class A Common Stock as of the date of grant.
If a SAR is granted in tandem with an option, the number of SARs that are exercisable during a specified period will not exceed the number of shares of Class A Common Stock that the participant may purchase upon exercising the related option during such period. Upon exercising the related option, the related SARs will terminate, and upon the exercise of a SAR, the related option will terminate to the extent of an equal number of shares of Class A Common Stock. Generally, SARs may only be exercised while the participant is employed by, or providing services to, us. When a participant exercises a SAR, the participant will receive the excess of the fair market value of the underlying Class A Common Stock over the base amount of the SAR. The appreciation of a SAR will be paid in shares of Class A Common Stock, cash, or both.
The term of a SAR cannot exceed ten years from the date of grant. In the event that on the last day of the term of a SAR, the exercise is prohibited by applicable law, including a prohibition on purchases or sales of Class A Common Stock under the applicable insider trading policy, the term of the SAR will be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.
Other Stock-Based Awards.   Under the Equity Incentive Plan, the Committee may grant other types of awards that are based on, or measured by, Class A Common Stock, and granted to anyone eligible to participate in the Equity Incentive Plan. The Committee will determine the terms and conditions of such awards. Other stock-based awards may be payable in cash, shares of Class A Common Stock or a combination of the two, as determined by the Committee.
Dividend Equivalents.   Under the Equity Incentive Plan, the Committee may grant dividend equivalents in connection with grants of stock units or other stock-based awards made under the Equity Incentive Plan. Dividend equivalents entitle the participant to receive amounts equal to ordinary dividends that are paid on the shares underlying a grant while the grant is outstanding. The Committee will determine whether dividend equivalents will be paid currently or accrued as contingent cash obligations. Dividend equivalents may be paid in cash or shares of Class A Common Stock. The Committee will determine the terms and conditions of the dividend equivalent grants, including whether the grants are payable upon the achievement of specific performance goals. Dividend equivalents with respect to stock units or other stock-based awards that vest based on performance shall vest and be paid only if and to the extent that the underlying stock units or other stock-based awards vest and are paid as determined by the Committee.
Change of Control.   If certain corporate transactions occur (as more specifically described in the Equity Incentive Plan) that constitute a change-in-control under the Equity Incentive Plan, unless the Committee determines otherwise, all outstanding grants that are not exercised or paid at the time of the change of control will be assumed by, or replaced with grants (with respect to cash, securities or a combination thereof) that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation).
If there is a change of control and all outstanding grants are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation, the Committee may (but is not obligated to) make adjustments to the terms and conditions of outstanding grants, including, without limitation, taking any of the following actions (or combination thereof) without the consent of any participant:
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determine that outstanding options and SARs will accelerate and become fully exercisable and the restrictions and conditions on outstanding stock awards, stock units, and dividend equivalents immediately lapse in whole or part;

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pay participants, in an amount and form determined by the Committee, in settlement of outstanding stock units or dividend equivalents;

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require that participants surrender their outstanding stock options and SARs in exchange for a payment by us, in cash or shares of Class A Common Stock, equal to the difference between the exercise price and the fair market value of the underlying shares of Class A Common Stock; provided, however, if the per share fair market value of Class A Common Stock does not exceed the per share stock option exercise price or SARs base amount, as applicable, the participant will not be entitled to any payment upon surrender of the stock option or SAR and the Committee shall have the right to cancel any such option or SAR for no consideration; or

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after giving participants an opportunity to exercise all of their outstanding stock options and SARs, terminate any unexercised stock options and SARs on the date determined by the Committee.

In general terms, a change of control under the Equity Incentive Plan occurs if:
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a person, entity or affiliated group, with certain exceptions, acquires more than 50% of the then- outstanding voting securities;

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the Combined Entity merges into another entity, unless the holders of voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent;

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the Combined Entity merges into another entity and the members of the Board prior to the merger would not constitute a majority of the board of the merged entity or its parent;

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the Combined Entity sells or disposes of all or substantially all of the assets of the Combined Entity;

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The Combined Entity; consummates a complete liquidation or dissolution; or

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a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the incumbent directors.

Deferrals.   The Committee may permit or require participants to defer receipt of the payment of cash or the delivery of shares of Class A Common Stock that would otherwise be due to the participant in connection with a grant under the Equity Incentive Plan. The Committee will establish the rules and procedures applicable to any such deferrals, consistent with the requirements of Section 409A of the Code.
Withholding.   All grants under the Equity Incentive Plan are subject to applicable U.S. federal (including FICA), state, and local, foreign or other tax withholding requirements. The Committee may require participants or other persons receiving grants or exercising grants to pay an amount sufficient to satisfy such tax withholding requirements with respect to such grants, or the Committee may cause CompoSecure to deduct from other wages and compensation paid to such participants the amount of any withholding taxes due with respect to such grant.
The Committee may permit or require that tax withholding obligations with respect to grants paid in Class A Common Stock be paid by having shares withheld up to an amount that does not exceed the participant’s applicable withholding tax rate for U.S. federal (including FICA), state, and local tax liabilities, or as otherwise determined by the Committee. In addition, the Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular grant.
Transferability.   Except as permitted by the Committee with respect to non-qualified stock options, only a participant may exercise rights under a grant during the participant’s lifetime. Upon death, the personal representative or other person entitled to succeed to the rights of the participant may exercise such rights. A participant cannot transfer those rights except by will or by the laws of descent and distribution or, with respect to grants other than incentive stock options, pursuant to a domestic relations order. The Committee may provide in a grant instrument that a participant may transfer non-qualified stock options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws.
Amendment; Termination.   The Board may amend or terminate the Equity Incentive Plan at any time, except that stockholders must approve an amendment if such approval is required in order to comply with the Code, other applicable laws or applicable stock exchange requirements. Unless terminated sooner by the Board or extended with stockholder approval, the Equity Incentive Plan will terminate on the day immediately preceding the tenth anniversary of the effective date of the Equity Incentive Plan.
Stockholder Approval.   Except in connection with certain corporate transactions, including stock dividends, stock splits, a recapitalization, a change in control, a reorganization, a merger, and a spin-off, stockholder approval is required (i) to reduce the exercise price or base price of outstanding stock options or SARs, (ii) to cancel outstanding stock options or SARs in exchange for the same type of grant with a lower exercise price or base price, and (iii) to cancel outstanding stock options or SARs that have an exercise price or base price above the current price of a share of Class A Common Stock, in exchange for cash or other securities, each as applicable.
Establishment of Sub-Plans.   The Board may, from time to time, establish one or more sub-plans under the Equity Incentive Plan to satisfy applicable blue sky, securities or tax laws of various jurisdictions. The Board may establish such sub-plans by adopting supplements to the Equity Incentive Plan setting forth limitations on the Committee’s discretion and such additional terms and conditions not otherwise inconsistent with the Equity Incentive Plan as the Board deems necessary or desirable. All such supplements will be deemed part of the Equity Incentive Plan, but each supplement will only apply to participants within the affected jurisdiction, and will not be required to provide copies of any supplement to unaffected participants.
Clawback.   Subject to applicable law, the Committee may provide in any grant instrument that if a participant breaches any restrictive covenant agreement between the participant and us, or otherwise engages in activities that constitute cause (as defined in the Equity Incentive Plan) either while employed by, or providing services to, the Combined Entity or within a specified period of time thereafter, all grants held by the participant will terminate, and the Committee may rescind any exercise of an option or SAR and the vesting of any other grant and delivery of shares upon such exercise or vesting, as applicable on such terms as the Committee will determine, including the right to require that in the event of any rescission:
•
the participant must return the shares received upon the exercise of any option or SAR or the vesting and payment of any other grants; or

•
if the participant no longer owns the shares, the participant must pay to the Combined Entity the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (if the participant transferred the shares by gift or without consideration, then the fair market value of the shares on the date of the breach of the restrictive covenant agreement or activity constituting cause), net of the price originally paid by the participant for the shares.

The Committee may also provide for clawbacks pursuant to a clawback policy, which the Board may in the future adopt and amend from time to time. Payment by the participant will be made in such manner and on such terms and conditions as may be required by the Committee. The Combined Entity will be entitled to set off against the amount of any such payment any amounts that the Combined Entity otherwise owes to the participant.

Performance Measures
Under the Equity Incentive Plan, the grant, vesting, exercisability or payment of certain awards, or the receipt of shares of Class A Common Stock subject to certain awards, may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Committee at the time of grant. One or more of the following business criteria for the Combined Entity may be used by the Committee in establishing performance measures under the Equity Incentive Plan: cash flow; free cash flow; earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, adjusted earnings before interest, taxes, depreciation and amortization and net earnings); earnings per share; growth in earnings or earnings per share; book value growth; stock price; return on equity or average stockholder equity; total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; return on capital; return on assets or net assets; revenue, growth in revenue or return on sales; sales; expense reduction or expense control; expense to revenue ratio; income, net income or adjusted net income; operating income, net operating income, adjusted operating income or net operating income after tax; operating profit or net operating profit; operating margin; gross profit margin; return on operating revenue or return on operating profit; regulatory filings; regulatory approvals, litigation and regulatory resolution goals; other operational, regulatory or departmental objectives; budget comparisons; growth in stockholder value relative to established indexes, or another peer group or peer group index; development and implementation of strategic plans and/or organizational restructuring goals; development and implementation of risk and crisis management programs; improvement in workforce diversity; compliance requirements and compliance relief; safety goals; productivity goals; workforce management and succession planning goals; economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); measures of customer satisfaction, employee satisfaction or staff development; development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; merger and acquisitions; and other similar criteria as determined by the Committee. Performance goals may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other objective and quantifiable indices.
Form S-8
Following the consummation of the Business Combination, when permitted by SEC rules, we intend to file with the SEC a registration statement on Form S-8 covering the Common Stock issuable under the Equity Incentive Plan and the Prior Plans.
U.S. Federal Income Tax Consequences
The following is a summary of certain U.S. federal income tax consequences of awards under the Equity Incentive Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.
Options.   An optionee generally will not recognize taxable income upon the grant of a non-statutory option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares purchased over the exercise price. The Combined Entity generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any shares received upon exercise of an option will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.
Incentive stock options are eligible for favorable U.S. federal income tax treatment if certain requirements are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the stock at the time the option is granted, and it must be exercisable within ten years from the date of grant. An employee granted an incentive stock option generally does not realize compensation income for U.S. federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. If the shares acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price or (ii) the excess of the amount realized on the sale over the option price. Any additional amount realized will be taxed as long-term or short-term capital gain (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.
Stock Awards.   A participant generally will not be taxed upon the grant of stock awards subject to restrictions, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the shares of stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares of stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. The Combined Entity generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.
Stock Units.   In general, the grant of stock units will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and generally will be entitled to a tax deduction at the same time and in the same amount.
Stock Appreciation Rights.   A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. The Combined Entity generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares received upon exercise of a SAR will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Other Awards.   With respect to other stock-based awards granted under the Equity Incentive Plan, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any shares or other property received will be ordinary income to the participant, and the Combined Entity generally will be entitled to a tax deduction at the same time and in the same amount.
Parachute Payments.   The vesting of any portion of an award that is accelerated due to the occurrence of a change of control may cause all or a portion of the payments with respect to such accelerated wards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible by the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

New Plan Benefits
No awards have been previously granted under the Equity Incentive Plan and no awards have been granted under the Equity Incentive Plan subject to stockholder approval of the Equity Incentive Plan. The awards that are to be granted to any participant or group of participants are indeterminable at the date of this proxy statement because participation and the types of awards that may be granted under the Equity Incentive Plan are subject to the discretion of the administrator. Consequently, no new plan benefits table is included in this proxy statement.
Vote Required
The approval of the Equity Incentive Plan Proposal requires the holders of a majority of the shares of Roman DBDR Common Stock represented virtually or by proxy and entitled to vote thereon at the Special Meeting, voting together as a single class, assuming that a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the Equity Incentive Plan Proposal. Broker non-votes will have no effect with respect to the approval of this proposal.
Approval of the Equity Incentive Plan Proposal, the Nasdaq Stock Issuance Proposal, and the Governing Documents Proposal are conditioned on the approval of the Business Combination Proposal at the Special Meeting.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE EQUITY INCENTIVE PLAN PROPOSAL.

PROPOSAL NO. 7: THE EMPLOYEE STOCK PURCHASE PLAN PROPOSAL
Overview
The following is a summary description of the ESPP as proposed to be adopted by Roman DBDR in connection with the Business Combination. This summary is not a complete statement of the ESPP and is qualified in its entirety by reference to the complete text of the ESPP, a copy of which is attached hereto as Annex E. Roman DBDR stockholders should refer to the ESPP for more complete and detailed information about the terms and conditions of the ESPP. Unless the context otherwise requires, references in this summary description to “we”, “us” and “our” generally refer to Roman DBDR in the present tense or the Combined Entity from and after the Business Combination.
We believe that the adoption of the ESPP will benefit the Combined Entity by providing employees with an opportunity to acquire shares of the Combined Entity’s Class A Common Stock and will enable us to attract, retain and motivate valued employees.
A total of 1,582,641 shares of the Combined Entity’s Class A Common Stock will be reserved for issuance under the ESPP. As of November 10, 2021, the closing price on Nasdaq per Roman DBDR Class A Common Stock was $10.18. Based upon a price per share of $10.18, the maximum aggregate market value of the Combined Entity’s Class A Common Stock that could potentially be issued under the ESPP at Closing is $16,111,285.38.
Summary of Material Features of the ESPP
The following is a description of the material terms of the ESPP. The summary below does not contain a complete description of all provisions of the ESPP and is qualified in its entirety by reference to the ESPP, a copy of which will be included as Annex E to this proxy statement.
Overview.   The Combined Entity intends for the ESPP to have two components: the first, is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code (“Code”) (“423 Component”); and the second, is not intended to comply with Section 423 of the Code (“Non-423 Component”). The ESPP is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is it qualified as a pension, profit-sharing, or stock bonus plan under Section 401(a) of the Code.
Plan Administration.   The Compensation Committee (“Committee”) administers the ESPP and has full and exclusive authority to interpret the terms of the ESPP and determine eligibility to participate, subject to the conditions of the ESPP as described below.
Authorized Shares.   A total of 1,582,641 shares of our Class A Common Stock (“Class A Common Stock”) are available for sale under the ESPP. In addition, our ESPP provides for annual increases in the number of shares available for issuance under the ESPP beginning on the first trading day in January each calendar year during the term of the ESPP, beginning with the 2022 calendar year, by an amount equal to one percent (1%) of the total number of shares of Class A Common Stock and Class B Common Stock outstanding on the last trading day in the immediately preceding calendar month, but in no event shall any such annual increase exceed 1,582,641 shares or such lesser number of shares determined by the Committee in its discretion.
Eligibility.   Any employee of the Combined Entity or affiliate thereof is eligible to participate in the ESPP so long as the employee is employed for more than twenty (20) hours of service per week for more than five (5) months per calendar year. The Committee may, prior to the start of the applicable offering period, waive one or both of the twenty (20) hour and five (5) month service requirements.
Participation; Payroll Deductions.   Participation in the ESPP is limited to eligible employees who authorize payroll deductions equal to a whole percentage or amount of base pay to the ESPP. Eligible employees may authorize payroll deductions, with a minimum of 1% of base pay and a maximum of 15% of base pay. Once an employee becomes a participant in the ESPP, that employee will automatically participate in successive offering periods, as described below, until such time as that employee withdraws from the ESPP, becomes ineligible to participate in the ESPP, or his or her employment ceases.

Offering Periods.   Shares of Class A Common Stock will be offered for purchase under the ESPP through a series of successive offering periods until such time as (i) the maximum number of shares of Class A Common Stock available for issuance under the ESPP have been purchased, or (ii) the ESPP has been sooner terminated. Each offering period will commence at such time and be of such duration not to exceed twenty-seven (27) months, as determined by the Committee prior to the start of the applicable offering period. Unless otherwise determined by the Committee, on the last day (the “Purchase Date”) of each successive six (6)-month period (each, a “Purchase Interval”) within the offering period, shares of Class A Common Stock will be purchased on behalf of each participant.
Purchase Right; Exercise Price.   A participant will be granted a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on the date an eligible employee first commences participation in the offering period. Each purchase right will be automatically exercised in installments on each successive Purchase Date, and shares of Class A Common Stock will be purchased on behalf of each participant on each such Purchase Date by applying the participant’s payroll deductions or other contributions made during the Purchase Interval. Until such time as otherwise determined by the Committee, the purchase price per share at which the Class A Common Stock will be purchased on each Purchase Date will be 85% of the fair market value per share on that Purchase Date, provided that in no event will such purchase price be less than 85% of the lower of (i) the fair market value per share of Class A Common Stock on the start date of the offering period to which the Purchase Date relates or (ii) the fair market value per share of Class A Common Stock on that Purchase Date.
Maximum Share Limitations and Accrual Limitations.   The Committee will determine the maximum number of shares of Class A Common Stock that a participant can purchase on each Purchase Date and the maximum number of shares of Class A Common Stock that each participant can purchase for that offering period, subject to periodic adjustments in the event of certain changes in capitalization. Under no circumstances will purchase rights be granted under the ESPP to any eligible employee if such individual would, immediately after the grant, own or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of Roman DBDR.
In addition, prior to the start of an offering period, the Committee will determine the maximum number of shares of Class A Common Stock purchasable in total by all participants on any one Purchase Date during that offering period and the maximum number of shares of Class A Common Stock purchasable in total by all participants during that offering period, subject to periodic adjustments in the event of certain changes in capitalization. These limitations will apply for each subsequent offering period, unless otherwise determined by the Committee. No purchase of shares under the ESPP will exceed any statutory limits imposed under the Code, which generally limits the accrual of the right of any employee to purchase shares under employee stock purchase plans to an annual rate of $25,000 in fair market value.
Change of Control.   If certain corporate transactions occur (as more specifically described in the ESPP) that constitute a change of control under the ESPP, each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any change of control, by applying the payroll deductions of each participant for the Purchase Interval in which such change of control occurs to the purchase of whole shares of Class A Common Stock at the purchase price per share in effect for that Purchase Interval pursuant to the applicable purchase price provisions of the ESPP.
Transferability.   The purchase right will be exercisable only by the participant and may not be assigned or transferred.
Stockholder Rights.   A participant will not have any stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the participant’s behalf and the participant has become a holder of record of the purchased shares.
Amendment and Termination of the ESPP.   Unless sooner terminated by the Board, the ESPP will terminate upon the earliest of (i) the last business day in the month before the tenth anniversary of the effective date of the ESPP, (ii) the date on which all shares available for issuance under the ESPP will have been sold pursuant to purchase rights exercised under the ESPP, and (iii) the date on which all purchase rights are exercised in connection with a change of control.

The Board may alter or amend the ESPP at any time to become effective as of the start date of the next offering period under the ESPP. In addition, the Board may suspend or terminate the ESPP at any time to become effective immediately following the close of any Purchase Interval. In no event may the Board effect any of the following amendments or revisions to the ESPP without the approval of stockholders: (i) increase the number of shares of Class A Common Stock issuable under the ESPP, except for permissible adjustments in the event of certain changes in capitalization; or (ii) modify the eligibility requirements for participation in the ESPP.
Summary of U.S. Federal Income Tax Consequences
The following is only a summary of the effect of the U.S. income tax laws and regulations upon an employee and the Combined Entity with respect to an employee’s participation in the ESPP. This summary does not purport to be a complete description of all federal tax implications or participation in the ESPP, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.
423 Component.   Rights to purchase shares granted under the 423 Component are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423(b) of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of.
If the shares purchased under the ESPP are sold (or otherwise disposed of) more than two years after the grant date (i.e., the first day of the offering period) and more than one year from the purchase date (i.e., the last day of the offering period), this is referred to as a “qualifying disposition.” In this case, the participant will recognize ordinary income equal to the lesser of: (a) the difference between the fair market value of the shares on the grant date and the purchase price as if it were calculated on the grant date (i.e., 85% of the grant date fair market value); and (b) the difference between the sale price of the shares and the purchase price paid for the shares. Any additional gain or loss will be treated as long-term capital gain or loss.
If the shares purchased under the ESPP are sold (or otherwise disposed of) within two years from the grant date (i.e., the first day of the offering period) or within one year from the purchase date (i.e., the last day of the offering period), this is referred to as a “disqualifying disposition.” In this case, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the purchase date and the purchase price. The difference between the sale price and the fair market value of the shares on the purchase date is a capital gain or loss which will be long-term if the participant holds the shares for more than one year after the purchase date (and short-term if the participant holds the shares for 12 months or less after the purchase date).
The Combined Entity will generally be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of such disposition, subject to the satisfaction of any tax-reporting obligations. In the case of a qualifying disposition, no deduction is allowed.
Non-423 Component.   If the rights to purchase shares are granted under the Non-423 Component, the participant will recognize ordinary income at the time of purchase equal to the difference between the fair market value of the shares on the purchase date and the purchase price. When the shares are sold, the participant will recognize capital gain or loss based on the difference between the sale price and the tax basis for the shares which generally is equal to the fair market value of the shares on the purchase date.
New Plan Benefits
Since participation in the ESPP is voluntary, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the ESPP in the future are not determinable and no awards have been granted that are contingent on stockholder approval of the ESPP.

Form S-8
Following the consummation of the Business Combination, when permitted by SEC rules, we intend to file with the SEC a registration statement on Form S-8 covering the Common Stock issuable under the Equity Incentive Plan, the Prior Plans and the ESPP.
Vote Required
The approval of the ESPP Proposal requires the affirmative vote of the holders of a majority of the shares of Roman DBDR Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting, voting together as a single class, assuming that a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the ESPP Proposal. Broker non-votes will have no effect with respect to the approval of this proposal.
Approval of the Equity Incentive Plan Proposal, the ESPP Proposal, the Nasdaq Stock Issuance Proposal, and the Governing Documents Proposal are conditioned on the approval of the Business Combination Proposal at the Special Meeting.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE ESPP PROPOSAL.

PROPOSAL NO. 8: THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn or postpone the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to Roman DBDR’s stockholders in the event that based upon the tabulated vote at the time of the Special Meeting there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Governing Documents Proposal, the Equity Incentive Plan Proposal or the ESPP Proposal, or we determine that one or more of the closing conditions under the Business Combination is not satisfied or waived. In no event will the Board adjourn or postpone the Special Meeting or consummate the Business Combination beyond the date by which it may properly do so under its Current Charter and Delaware law.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by Roman DBDR’s stockholders, the Board may not be able to adjourn or postpone the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or any other proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of Roman DBDR Common Stock represented virtually or by proxy and entitled to vote thereon at the Special Meeting, voting together as a single class. Broker non-votes and abstentions will have no effect with respect to the approval of this proposal.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

SUMMARY OF ROMAN DBDR’S BUSINESS
Overview
Roman DBDR is a blank check company incorporated as a Delaware corporation on August 21, 2020. We were formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, which we refer to as a business combination, with one or more businesses or entities.
Significant Activities Since Inception
We have neither engaged in any operations nor generated any revenues to date. Our only activities through September 30, 2021 were organizational activities, those necessary to prepare for the Roman DBDR IPO, described below, and, after the Roman DBDR IPO, identifying a target company for a business combination. We do not expect to generate any operating revenues until after the completion of the Business Combination. We will generate non-operating income in the form of interest income on marketable securities held in the Trust Account. We expect to incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.
For the period from August 21, 2020 (inception) through December 31, 2020, we had a net loss of $5,340,678, which consists of formation costs of $188,995 offset by interest income on marketable securities held in the Trust Account of $22,970 and an unrealized gain on marketable securities held in the Trust Account of $919.
On November 10, 2020, we consummated the Roman DBDR IPO of 22,000,000 Units, at $10.00 per unit, generating gross proceeds of $220,000,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 10,375,000 Private Placement Warrants to the Sponsor at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $10,375,000.
On November 17, 2020, in connection with the underwriters’ partial exercise of their over-allotment option, the Company consummated the sale of an additional 1,156,000 Units, at $10.00 per Unit, and the sale of an additional 462,400 Private Placement Warrants, at $1.00 per Private Placement Warrant, generating total gross proceeds of $12,022,400.
Following the Roman DBDR IPO, the exercise of the over-allotment option and the sale of the Private Placement Warrants, a total of $236,191,200 was placed in the Trust Account. We incurred $13,206,613 in transaction costs, including $4,631,200 of underwriting fees, $8,104,600 of deferred underwriting fees and $470,813 of other costs.
On December 7, 2020, Roman DBDR announced that James L. Nelson was appointed to the Roman DBDR Board and as chairman of its audit committee.
On April 19, 2021, Roman DBDR announced that it had entered into the Agreement and Plan of Merger and certain related agreements. See the section titled “Proposal No. 1 — The Business Combination Proposal — The Merger Agreement.”
Effecting a Business Combination
Roman DBDR is not presently engaged in, and will not engage in, any operations until after a business combination. Roman DBDR intends to effect a business combination using cash held in the Trust Account and, if needed, funds from any additional private equity financings.
Selection of a Target Business and Structuring of the Initial Business Combination
Under Nasdaq Listing Rules, an initial business combination must occur with one or more target businesses that together have a fair market value of at least 80% of Roman DBDR’s assets held in the Trust Account (excluding taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial business combination. The fair market value of the target or targets will be determined by the Board based upon one or more standards generally accepted by the financial community, such as discounted cash flow valuation or value of comparable businesses. Subject to this requirement, Roman DBDR’s management has had virtually unrestricted flexibility in identifying and selecting one or more prospective target businesses, although Roman DBDR was not permitted to effectuate an initial business combination with another blank check company or a similar company with nominal operations. In any case, Roman DBDR determined that it would only complete an initial business combination in which it acquired 50% or more of the outstanding voting securities of the target or were otherwise not required to register as an investment company under the Investment Company Act. Our Board has determined that the Business Combination meets the 80% test.
Redemption Rights for Holders of Public Shares
Roman DBDR is providing its public stockholders with the opportunity to redeem their Public Shares for cash equal to a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to it to pay Roman DBDR’s franchise and income taxes, divided by the number of then outstanding Public Shares, upon the Closing, subject to the limitations described herein. For illustrative purposes, based on the balance of the Trust Account of $236.2 million as of April 19, 2021, the estimated per share redemption price would have been approximately $10.20. Public stockholders may elect to redeem their shares even if they vote for the Business Combination. Any request to redeem Public Shares, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Closing. If we receive valid redemption requests from holders of Public Shares prior to the redemption deadline, we may, at our sole discretion, following the redemption deadline and until the date of Closing, seek and permit withdrawals by one or more of such holders of their redemption requests. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to consummate an initial business combination by May 10, 2022 (unless otherwise extended with approval of Roman DBDR’s stockholders). We may select which holders to seek such withdrawals of redemption requests from based on any factors we may deem relevant, and the purpose of seeking such withdrawals may be to increase the funds held in the Trust Account, including where we otherwise would not satisfy the closing condition that the amount in the Trust Account and the proceeds from the PIPE Investment equal or exceed $100 million. Pursuant to a letter agreement entered into with us upon our initial public offering, the Sponsor and Roman DBDR’s officers and directors have agreed to waive their redemption rights with respect to the Sponsor Shares and any Public Shares they may hold in connection with the approval of the Business Combination, for no additional consideration. The Sponsor Shares will be excluded from the pro rata calculation used to determine the per-share redemption price.
Submission of Our Initial Business Combination to a Stockholder Vote
Roman DBDR is providing its public stockholders with redemption rights upon Closing. Public stockholders electing to exercise their redemption rights will be entitled to receive the cash amount specified above, provided that such stockholders follow the specific procedures for redemption set forth in this proxy statement relating to the stockholder vote on the Business Combination. Roman DBDR’s public stockholders are not required to vote against the Business Combination in order to exercise their redemption rights. If the Business Combination is not completed, then public stockholders electing to exercise their redemption rights will not be entitled to receive such payments.
The Sponsor has agreed to vote such Roman DBDR Common Stock owned by Sponsor in favor of the Business Combination. In addition, pursuant to a letter agreement entered into with us upon our initial public offering, the Sponsor and Roman DBDR’s officers and directors have agreed to waive their redemption rights with respect to the Sponsor Shares and any Public Shares they may hold in connection with the approval of the Business Combination, for no additional consideration.
Limitation on Redemption Rights
Notwithstanding the foregoing, the Current Charter provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemptions with respect to more than 20% of the shares issued in the Roman DBDR IPO.

Employees
Roman DBDR currently has three executive officers. These individuals are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to Roman DBDR’s affairs until Roman DBDR has completed its initial business combination. The amount of time they devote in any time period varies based on the stage of the business combination process Roman DBDR is in. Roman DBDR does not intend to have any full time employees prior to the consummation of an initial business combination.
Facilities
Roman DBDR maintains its principal executive offices at 2877 Paradise Rd. #702, Las Vegas, NV 89109. Roman DBDR pays the Sponsor $10,000 per month for office space, secretarial and administrative services provided to members of its management team pursuant to the terms of an administrative services agreement between Roman DBDR and the Sponsor. Upon completion of Roman DBDR’s initial business combination or Roman DBDR’s liquidation, Roman DBDR will cease paying these monthly fees. Roman DBDR considers its current office space adequate for its current operations,
Legal Proceedings
To the knowledge of Roman DBDR’s management, there are no legal proceedings pending against Roman DBDR.

EXECUTIVE COMPENSATION OF ROMAN DBDR
The following disclosure concerns the compensation of the Company’s officers and directors for the fiscal year ended December 31, 2020 (i.e., pre-Business Combination).
None of our officers or directors have received any cash compensation for services rendered to us. There are no agreements or understandings, whether written or unwritten, with our named executive officers concerning the information specified in Item 402(t)(2) or (3) (i.e., any type of compensation, whether present, deferred or contingent, that is based on or otherwise relates to the Business Combination). Since our formation, we have not granted any stock options or stock appreciation rights or any other awards under long-term incentive plans to any of our officers or directors. Our Sponsor, officers, directors, or any of their respective affiliates, may be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors review on a quarterly basis all payments that were made to our Sponsor, officers, directors and our or their affiliates. We note that some named executive officers have economic interests in our Sponsor. For more information about the interests of our Sponsor in the Business Combination, please see the section entitled “Proposal No. 1 — Approval of the Business Combination — Interests of Roman’s Directors and Executive Officers in the Business Combination.”
After the completion of our Business Combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the Combined Entity. For a discussion of our executive compensation arrangements after the closing of the Business Combination, please see the section entitled “Management of the Combined Entity Following the Business Combination” beginning on page   of this proxy statement.

EXECUTIVE OFFICERS AND DIRECTORS OF ROMAN DBDR
Unless otherwise indicated or the context otherwise requires, references in this section to “we,” “our,” “us” and other similar terms refer to Roman DBDR before the Business Combination.
Current Directors and Executive Officers
Roman DBDR’s current directors and executive officers are as follows:
Name	Age	Position
Dr. Donald G. Basile	55	Chairman and Co-Chief Executive Officer
Dixon Doll, Jr.	54	Co-Chief Executive Officer
John C. Small	54	Chief Financial Officer
Dixon Doll	78	Senior Director
Alan Clingman	62	Director
Paul Misir	48	Director
Arun Abraham	39	Director
James L. Nelson	72	Director
Dr. Donald G. Basile has served as our Chairman and Co-Chief Executive Officer since inception. Dr. Basile has also served as an executive officer and director at Monsoon Blockchain Corporation since November 2019 and as a director of GIBF, GP Inc. since September 2018. Dr. Basile previously served as a director of Violin Memory, Inc. from April 2009 to January 2014 and as its Chief Executive Officer from April 2009 to December 2013. He also served as Chief Executive Officer of FusionIO from January 2008 to March 2009 and as its Chairman from July 2006 to March 2009. Dr. Basile previously worked at AT&T Bell Labs, IBM, United Health Group and Lenfest Group (acquired by Comcast) and served as Managing Director of Raza Foundries and Vice President of Raza Microelectonics (RMI). Dr. Basile received a Ph.D. degree in Electrical Engineering with a focus on distributed computing from Stanford University, a MS in Electrical Engineering focused on advanced computer architecture from Stanford University and a BS in Electrical Engineering with a minor in economics from Rensselaer Polytechnic Institute. We believe Dr. Basile is well qualified to serve as a member of our board of directors due to his depth of investment experience and vast network of relationships.
Dixon Doll, Jr. has served as our Co-Chief Executive Officer since inception. Mr. Doll is currently also the Chief Executive Officer and Chairman of DBM Cloud Systems, Inc. since January 2016 and the Managing Director of Longstreet Ventures, Inc. since January 2003. From July 2009 to January 2014, Mr. Doll served as the Chief Operating Officer and as a director of Violin Memory, Inc. He has also previously worked as the Senior Vice President of Sales and Corporate Development at FusionIO from February 2008 to February 2009, as the Vice President of Corporate Development of NEON from May 1998 to July 2001 and as Vice President of Corporate Development of Recourse Technologies from July 2001 to August 2002. In addition, he was a Business Development Manager at Oracle Alliances Division from September 1994 to May 1998. Mr. Doll has previously served as a consultant to Oak Investment Partners, GTGR, Carlyle Group and DCM. He also is a partner at Birchwood Partners, an angel fund that helps early stage companies launch. Mr. Doll is the son of Dixon Doll, one of our director nominees. Mr. Doll holds a bachelors of arts from Georgetown University and has been a member of the board of advisors to the dean of the College of Liberal Arts since 2012. He holds an MBA from The University of Michigan.
John C. Small has served as our Chief Financial Officer since inception. Mr. Small is currently the Chief Operating Officer of Diamond Standard, and served as Chief Financial Officer and Chief Financial Officer of Quanterra Capital Management LP from May 2019 to December 2020. He served as the Chief Operating Officer of Mode Media from April 2016 to September 2016, and the Chief Financial Officer of Viggle, Inc. (Nasdaq: VGGL) from September 2012 to October 2015. He served as Senior Vice President of Finance for Tsunami XR from October 2016 to May 2019. Mr. Small joined GLG Partners in 2000 as a Senior Asset Manager responsible for Telecom, Media, Technology and Renewable Energy investments for the GLG North American Opportunity Fund and served as the President of the GLG North America office from April 2000 to August 2011. He worked as a Telecom and Media analyst at Ulysses Management from

January 1997 to March 2000 and as a Telecom analyst at Odyssey Partners from March 1996 to January 1997. He also worked as an equity research analyst at Dillon Read (from January 1992 to September 1993) and Morgan Stanley (from October 1993 to February 1996). Mr. Small has previously served as a director of Loyalty Alliance, Inc., PayEase Ltd., INFINIA Corporation, ViSole Energy, Inc., New Millennium Solar Equipment Co, ShortList Media Ltd, DraftDay Inc., and Spinvox Ltd. Mr. Small received a BA in Economics concentrating in International Relations from Cornell University.
Dixon Doll has served as our Senior Director since November 2020. Mr. Doll currently serves as Vice Chairman on the Advisory Board for the Stanford Institute for Economic Policy Research Institute (SIEPR). Previously, Mr. Doll served as the Chairman of Network Equipment Technologies (NWK) and as a director of DIRECTV (DTV). Mr. Doll was elected to the Board of the National Venture Capital Association in 2005 and served on the Executive Committee and as Chairman from 2008 to 2009. Mr. Doll led DCM Ventures’ investments in About.com (acquired by The New York Times Co.), @Motion (acquired by Openwave), Clearwire (Nasdaq: CLWR), Coradiant (acquired by BMC), Force10 Networks (acquired by Dell), Foundry Networks (Nasdaq: FDRY), Internap (Nasdaq: INAP), Ipivot (acquired by Intel), and Neutral Tandem (Nasdaq: TNDM). He is a Board Member of Catholic Information Services (CIS), the Papal Foundation Rome and the University of San Francisco, where he serves as Chairman of the investment committee. He received his B.S. degree (cum laude) from Kansas State University and M.S. and Ph.D. degrees in Electrical Engineering from the University of Michigan, where he was a National Science Foundation scholar. Mr. Doll is the father of Dixon Doll, Jr., our Co-Chief Executive Officer. We believe that Mr. Doll is well qualified to serve as a member of our board because of his extensive investment, his service as a current and former director of public companies, and his vast network of relationships.
Alan Clingman has served as our one of our directors since November 2020. Since January 2008, Mr. Clingman has served as the founder and Chief Executive Officer of Yellow River Asset Management. He has also served as the co-founder of LRG Energy since February 2018. Mr. Clingman started his first business, Coal & Carbon Industries, in 1981 and purchased AIOC, a small commodities trading company in New York, in 1988. He also served as the CEO and Chairman of Marquis Jet from March 2001 to April 2003 and founded Cortiva Education from November 2003 to January 2007, which was acquired by Steiner Leisure (NASDAQ: STNR). We believe Mr. Clingman is well qualified to serve as a member of our board due to his strategic expertise, deep business knowledge and vast network of relationships.
Paul Misir has served as our one of our directors since November 2020. Since May 2013, Mr. Misir has served as the founder and Managing Partner of Notos LLC, where he consults boards of late stage private and public telecom, data, and technology companies on corporate strategy and the development of capital markets offerings. From July 2001 to December 2011, Mr. Misir served as the Founder and Managing Partner of Morning Street Capital and its related funds (including as Founder and CEO of its predecessor merchant bank and market research advisor, Columbia Strategy LLC). Mr. Misir holds an M.B.A. from Columbia University and a B.A. from the University of Chicago. We believe Mr. Misir is well qualified to serve as a member of our board of directors due to his depth of investment experience and vast network of relationships.
Arun Abraham has served as our one of our directors since November 2020. Mr. Abraham is a managing director at M. Klein and Company, a global strategic advisory firm, where helps source, evaluate and execute transactions for various special purpose acquisition companies (SPACs) sponsored by M.Klein. Since joining M. Klein and Company in July 2017, Mr. Abraham also advised and helped execute M&A, capital markets and SPAC-related transactions for clients, including technology, FinTech, media, sports and other companies and select financial sponsors, sovereign wealth funds and other large private investors. Previously, Mr. Abraham was an investment banker at Lazard Frères & Co. from August 2016 to June 2017 and at Evercore Partners from May 2013 to August 2016, where he advised technology, media, FinTech, healthcare and other leading global companies and investors. From 2007 to 2011, he served as an attorney at Cadwalader, Wickersham & Taft and is a member of the New York State Bar. Mr. Abraham holds an MBA from the University of Chicago Booth School of Business, a J.D. from USC Law School and a B.A. from Yale University. We believe Mr. Abraham is well qualified to serve as a member of our board of directors due to his depth of experience with strategic investment, M&A and SPAC transactions including with companies in the technology sector, capital markets experience, and his broad network of relevant investor, financial and technology industry relationships.

James L. Nelson has served as our one of our directors since December 2020. Mr. Nelson, since May 2021, has also served as a director and audit committee member of Xerox Holdings Corp. Mr. Nelson has served as the Chief Executive Officer and Chairman of Global Net Lease, Inc., a publicly traded real estate investment trust, since July 2017 and has been a director of the company since March 2017. Mr. Nelson’s former leadership positions are many. He was director of Herbalife Nutrition Ltd from 2014 to 2020 and lead director from July 2019; former director and member of the audit committee of Caesars Entertainment Corporation, a casino-entertainment company, from March 2019 until October 2020; former director and member of the audit committee of Icahn Enterprises GP from June 2001 to March 2019; former CEO of Orbitex Management, a financial services company; and former CEO of Eaglescliff Corporation, a specialty investment banking, consulting, and wealth management firm. His previous director positions include membership on the boards of American Entertainment Properties, Tropicana Entertainment, and Take Two Interactive Software. We believe Mr. Nelson is well qualified to serve as a member of our board of directors due to his significant public company experience.
Executive Compensation
None of our officers has received any cash compensation for services rendered to us. We pay our sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. No compensation of any kind, including any finder’s fee, reimbursement or consulting fee, will be paid by us to our sponsor, officers and directors, or any affiliate of our sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. We do not have a policy that prohibits our sponsor, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than quarterly audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.
After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.
We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.
The compensation committee has reviewed and discussed this Compensation Discussion and Analysis with management and, based upon its review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Report.

Director Independence
Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that each of Messrs. James L. Nelson, Arun Abraham, Paul Misir and Alan Clingman are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.
Code of Ethics
We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed our Code of Ethics and our audit and compensation committee charters as exhibits to this Report. You are able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.
Legal Proceedings
To the knowledge of our management team, there is no litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.

SELECTED FINANCIAL AND OTHER DATA OF ROMAN DBDR
The following table summarizes the relevant financial data for our business and should be read with our financial statements, which are included elsewhere in this proxy statement. We have not had any significant operations to date, so only balance sheet data is presented. Roman DBDR’s has derived the selected statements of operations data for the year ended December 31, 2020 and the selected balance sheet data as of December 31, 2020 from its audited financial statements included elsewhere in this proxy statement. Roman DBDR’s selected statement of operations data and selected balance sheet data as of September 30, 2021 are derived from our unaudited interim condensed financial statements included elsewhere in this proxy statement. Roman DBDR’s unaudited interim condensed financial statements were prepared on a basis consistent with its audited financial statements and include, in management’s opinion, all adjustments, consisting only of normal recurring adjustments, that Roman DBDR considers necessary for a fair presentation of the financial information set forth in those statements included elsewhere in this proxy statement. Roman DBDR’s historical results are not necessarily indicative of the results that may be expected in any future period, and interim financial results are not necessarily indicative of the results that may be expected for the full year.
You should read this data together with our financial statements and related notes included elsewhere in this proxy statement and the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Roman DBDR.”
	For the Nine Months Ended September 30, 2021	For the period from August 21, 2020 (Inception) to December 31, 2020
Formation and operating costs	$3,338,138	$188,995
Loss from operations	(3,338,138)	(188,995)
Other Income/(Expense)
Change in FV of Derivative Liability: Private Placement Warrants	$(4,768,456)	$(1,842,358)
Change in FV of Derivative Liability: Public Warrants	(4,515,420)	(1,968,260)
Transaction costs – Private Placement Warrants	—	(22,475)
Transaction costs – Public Warrants	—	(692,235)
Compensation expense	—	(650,244)
Interest earned (expense) on marketable securities	74,485	22,970
Unrealized loss on marketable securities held in Trust Account	—	919
Total other income/(expense)	(9,209,391)	(5,151,683)
Net loss	$(12,547,529)	$(5,340,678)
	September 30, 2021	December 31, 2020
		(Restated)
Balance Sheet Data:
Working capital (deficiency)	$(2,247,947)	$1,021,920
Total assets	$236,530,120	$237,253,393
Total liabilities	$47,482,131	$35,657,874
Total Stockholders’ Deficit	$(47,143,210)	$(34,595,681)

MANAGEMENT’S DISCUSSION AND ANALYSIS OF RESULTS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ROMAN DBDR
The following discussion of Roman DBDR’s financial condition and results of operations should be read in conjunction with Roman DBDR’s financial statements and notes to those statements included in this proxy statement. This discussion contains forward-looking statements that involve risks and uncertainties. Please see “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in this proxy statement. Unless otherwise indicated or the context otherwise requires, references in this section to “we,” “our,” “us” and other similar terms refer to Roman DBDR before the Business Combination.
This Management’s Discussion and Analysis of Financial Condition and Results of Operations gives effect to the restatement and revision of Roman DBDR’s financial statements for the year ended December 31, 2020 to reclassify its warrants as derivative liabilities pursuant to ASC 815-40 rather than as a component of equity as Roman DBDR had previously treated its warrants, and to reclassify its temporary equity and permanent equity. The impact of these restatements is reflected in the Management’s Discussion and Analysis of Financial Condition and Results of Operations below. The impact of the restatements is more fully described in Note 2 to Roman DBDR’s financial statements included elsewhere in this proxy statement.
The following discussion should be read in conjunction with our financial statements and footnotes thereto contained in this report.
Overview
We are a blank check company incorporated under the laws of the State of Delaware on August 21, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. We intend to effectuate our Business Combination using cash from the proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, our capital stock, debt or a combination of cash, stock and debt.
We expect to continue to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to raise capital or to complete our initial Business Combination will be successful.
Results of Operations
We have neither engaged in any operations nor generated any revenues to date. Our only activities through September 30, 2021 were organizational activities, those necessary to prepare for the Initial Public Offering, described below, and, after our Initial Public Offering, identifying a target company for a business combination. We do not expect to generate any operating revenues until after the completion of the Business Combination. We will generate non-operating income in the form of interest income on marketable securities held in the Trust Account. We expect to incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.
For the period from August 21, 2020 (inception) through December 31, 2020, we had a net loss of $5,340,678, which consists of formation costs of $188,995, change in fair value of warrant liability of $3,810,618, compensation expense of $650,244, and transaction costs associated with Initial Public Offering of $714,710 offset by interest income on marketable securities held in the Trust Account of $22,970 and an unrealized gain on marketable securities held in the Trust Account of $919.
For the three months ended September 30, 2021, we had net income of $176,911, which consists of interest income on marketable securities held in the Trust Account of $3,040 and a change in fair value of a derivative liabilities of $672,462, offset by operating costs of $498,591. For the nine months ended September 30, 2021, we had a net loss of $12,547,529, which consists of operating costs of $3,338,138, a change in fair value of a derivative liabilities of $9,283,876, offset by interest income on marketable securities held in the Trust Account of $74,485.
For the period from August 21, 2020 (inception) through September 30, 2020, we had a net loss of $717, which consisted of operation and formation costs.

Liquidity and Capital Resources
On November 10, 2020, we consummated the Initial Public Offering of 22,000,000 Units, at $10.00 per unit, generating gross proceeds of $220,000,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 10,375,000 Private Placement Warrants to the Sponsor at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $10,375,000.
On November 17, 2020, in connection with the underwriters’ partial exercise of their over-allotment option, the Company consummated the sale of an additional 1,156,000 Units, at $10.00 per Unit, and the sale of an additional 462,400 Private Placement Warrants, at $1.00 per Private Placement Warrant, generating total gross proceeds of $12,022,400.
Following the Initial Public Offering, the exercise of the over-allotment option and the sale of the Private Placement Warrants, a total of $236,191,200 was placed in the Trust Account. We incurred $13,206,613 in transaction costs, including $4,631,200 of underwriting fees, $8,104,600 of deferred underwriting fees and $470,813 of other costs.
For the period from August 21, 2020 (inception) through December 31, 2020, cash used in operating activities was $525,572. Net loss of $5,340,678 was affected by interest earned on marketable securities held in the Trust Account of $22,970, an unrealized gain on marketable securities held in the Trust Account of $919 and changes in operating assets and liabilities, which used $336,577 of cash from operating activities. For the nine months ended September 30, 2021, cash used in operating activities was $756,856. Net loss of $12,547,529 was affected by interest earned on marketable securities held in the Trust Account of $74,485, a change in fair value of a derivative liabilities of $9,283,876. Changes in operating assets and liabilities provided $2,581,281 of cash for operating activities.
For the period from August 21, 2020 (inception) through September 30, 2020, cash used in operating activities was $717.
As of December 31, 2020, we had cash and marketable securities held in the Trust Account of $236,215,089. As of September 30, 2021, we had cash and marketable securities held in the Trust Account of $236,289,574. We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less deferred underwriting commissions and income taxes payable), to complete our Business Combination. To the extent that our capital stock or debt is used, in whole or in part, as consideration to complete our Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.
As of December 31, 2020, we had cash of $603,615 outside of the Trust Account. As of September 30, 2021, we had cash of $15,158 outside of the Trust Account. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a Business Combination.
In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or certain of our directors and officers may, but are not obligated to, loan us funds as may be required. As of September 30, 2021 there was $130,000 in Working Capital Loans issued. If we complete a Business Combination, we would repay such loaned amounts. In the event that a Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants identical to the Private Placement Warrants, at a price of $1.00 per warrant at the option of the lender.
We monitor the adequacy of our working capital in order to meet the expenditures required for operating our business prior to the Business Combination. However, if our estimates of the costs of identifying a target business, undertaking in-depth due diligence and negotiating the Business Combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to the Business Combination. Moreover, we may need to obtain additional financing either to complete the Business Combination or because we become obligated to redeem a significant number of our public shares upon completion of the Business Combination, in which case we may issue additional securities or incur debt in connection with the Business Combination. If we are unable to complete our initial Business Combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account.
We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating the Business Combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to the Business Combination. Moreover, we may need to obtain additional financing either to complete the Business Combination or because we become obligated to redeem a significant number of our public shares upon consummation of the Business Combination, in which case we may issue additional securities or incur debt in connection with the Business Combination. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of the Business Combination. If we are unable to complete the Business Combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account. In addition, following the Business Combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.
Accrued and prepaid expenses associated with the transaction have occurred in the three and nine months prior to September 30, 2021 and did not affect the total cash used by the Company.
Off-Balance Sheet Arrangements
We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of September 30, 2021. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.
Contractual Obligations
We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay the Sponsor a monthly fee of $10,000 for office space, utilities and secretarial and administrative support. We began incurring these fees on November 6, 2020 and will continue to incur these fees monthly until the earlier of the completion of the Business Combination and our liquidation.
The underwriters are entitled to a deferred fee of $0.35 per Unit, or $8,104,600 in the aggregate. The deferred fee will be waived by the underwriters in the event that the Company does not complete the Business Combination, subject to the terms of the underwriting agreement.
Critical Accounting Policies
The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:
Warrant Liability
We account for the Warrants in accordance with the guidance contained in ASC 815-40-15-7D and 7F under which the Warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, we classify the Warrants as liabilities at their fair value and adjust the Warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statement of operations. The Private Placement Warrants and the Public Warrants for periods where no observable traded price was available are valued using a

Monte Carlo simulation. For periods subsequent to the detachment of the Public Warrants from the Units, the Public Warrant quoted market price was used as the fair value as of each relevant date.
Roman DBDR Class A Common Stock Subject to Possible Redemption
We account for our shares of Class A common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Shares of Roman DBDR Class A Common Stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Roman Common Stock features certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, the Roman DBDR Class A Common Stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of our balance sheet.
We recognize changes in redemption value immediately as they occur and adjust the carrying value of redeemable common stocks to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, we recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable Class A common stock resulted in charges against additional paid-in capital and accumulated deficit.
Net Loss per Common Share
We comply with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” Net income (loss) per share of common stock is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding for the period. We applied the two-class method in calculating earnings per share. Accretion associated with the redeemable shares of Class A common stock is excluded from earnings per share as the redemption value approximates fair value.
The calculation of diluted income (loss) per share does not consider the effect of the warrants issued in connection with the (i) Initial Public Offering, and (ii) the private placement since the exercise of the warrants is contingent upon the occurrence of future events. The warrants are exercisable to purchase 22,415,400 shares of Class A common stock in the aggregate. As of December 31, 2020, we did not have any dilutive securities or other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted net loss per common stock is the same as basic net loss per common stock for the periods presented.
Warrant Derivative Liability
In accordance with ASC 815-40, Derivatives and Hedging: Contracts in an Entity’s Own Equity, entities must consider whether to classify contracts that may be settled in its own stock, such as warrants, as equity of the entity or as an asset or liability. If an event that is not within the entity’s control could require net cash settlement, then the contract should be classified as an asset or a liability rather than as equity. We have determined because the terms of Public Warrants include a provision that entitles all warrantholders to cash for their warrants in the event of a qualifying cash tender offer, while only certain of the holders of the underlying shares of common stock would be entitled to cash, our warrants should be classified as derivative liability measured at fair value, with changes in fair value each period reported in earnings. Further if our Private Placement Warrants are held by someone other than initial purchasers of the Private Placement Warrants or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants. Because the terms of the Private Placement Warrants and Public Warrants are so similar, we classified both types of warrants as a derivative liability measured at fair value. Volatility in our Common Stock and Public Warrants may result in significant changes in the value of the derivatives and resulting gains and losses on our statement of operations.
Recent Accounting Standards
Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our financial statements.

SUMMARY OF COMPOSECURE’S BUSINESS
In this section, unless otherwise stated or the context requires otherwise, the terms “CompoSecure,” “we,” “us,” and “our” refer to CompoSecure Holdings, L.L.C.
Overview
CompoSecure is a world-class platform for next generation payment technology, security, and an emergent provider of Cryptocurrency and Digital Asset storage and security solutions. For two decades, through its combination of large-scale, advanced manufacturing capabilities and deep technological expertise, CompoSecure has driven key Payments Industry innovations in materials science, Metal Form Factor design, dual interface functionality, and security. The distinct value proposition of CompoSecure’s products have resulted in widespread adoption by major banks, financial institutions and leading FinTech innovators to support their acquisition and retention of consumer and business card customers. CompoSecure maintains trusted, highly-embedded and long-term customer relationships with an expanding set of global issuers.
From 2010 through 2020, CompoSecure produced and sold 92 million metal Payment Cards worldwide. In 2020 alone, CompoSecure provided metal payment card solutions for more than 100 of branded and co-branded card programs, totaling more than 20 million Payment Cards sold. CompoSecure’s metal payment card solutions generate a significant base of growing, highly-profitable revenue. For the fiscal year ended December 31, 2020 and nine months ended September 30, 2021, CompoSecure achieved net revenue of $261 million and $193 million, respectively and Adjusted EBITDA of $116 million and $81 million respectively, representing a 44% and 42% Adjusted EBITDA margin, respectively.
Commencing with the commercial launch in the third quarter of 2021, CompoSecure intends to extend its multi-decade track record of growth through innovation and Payments Industry leadership into the Digital Assets revolution. CompoSecure is entering the Cryptocurrency and Digital Asset market through the launch of the Arculus Platform, a three-factor security platform with broad industry applicability. The Arculus Platform was created with the mission to promote Digital Asset and Cryptocurrency adoption by making it safe, simple and secure for the average person to buy, swap and store Digital Assets. The Arculus Platform is envisioned to solve a chronic industry need for reliable, trusted and safe storage of digital Blockchain-based Digital Assets, including Cryptocurrencies. Today’s Digital Asset and Cryptocurrency storage solutions leave consumer assets exposed. To date, it is estimated that more than $2 billion in Cryptocurrencies have been stolen from user Wallets and Cryptocurrency exchanges. Users are faced with antiquated and expensive security solutions that have complicated user experiences. The Arculus launch commenced with the Arculus Key™ card hardware device and companion Arculus WalletTM App for secure storage of Private Keys and crypto-to-crypto and fiat-to-crypto transaction processing and account management. CompoSecure expects to offer its Arculus Cold Storage Wallet to its existing Payments Industry business customers, new business customers identified within existing and emerging Digital Asset markets, and directly to consumers. Following the commercial launch, revenues are initially expected to be derived from sales of Arculus Cold Storage Wallets and from transaction processing fees. CompoSecure’s Arculus products and services are expected to evolve over time to span a broad ecosystem of hardware, software, payments, and services for Digital Assets which we refer to as the Arculus Ecosystem, with its foundation in three-factor authentication security technology providing safe storage of Digital Assets.
CompoSecure has a long history of creating branded solutions for partners such as American Express and JP Morgan Chase. The Arculus Platform is expected to be offered through partner-branded solutions which may include a partner-branded version of the Arculus Key card as well as some or all of the Arculus Cold Storage Wallet and other Arculus products and/or services. The partnering approach will allow Arculus-derived products to reach consumers through a variety of channels, while solving both the consumer’s and partner’s need for enhanced security of their Digital Assets and Cryptocurrencies.
CompoSecure expects that the use of a partnering model, with multiple levels of product and service integration, will allow for future Arculus revenue streams to diversify into a combination of hardware sales and recurring revenues from transaction processing fees, subscription fees, and other sources. Currently, CompoSecure expects that it will primarily generate revenue from the Arculus Platform through sales fees (for example, upfront fees paid upon the sale of the Arculus KeyTM card to a consumer), subscription fees (i.e. monthly fees paid by consumers for use of the Arculus Platform), and revenue sharing arrangements

(whereby CompoSecure receives a portion of the transaction fees paid upon execution of a transaction between the consumers of the Arculus Platform and our existing or future third party partners). CompoSecure does not expect to directly buy, sell or exchange Cryptocurrencies for its customers. Instead, all purchase and swap transactions by consumers using the Arculus WalletTM, including exchanging fiat currencies for Cryptocurrencies (and vice versa) and exchanging one Cryptocurrency for another Cryptocurrency, are expected to be implemented and executed between the consumer and one or more third-party partners, such as our existing partners Simplex and Changelly. CompoSecure expects that trading activity will take place solely through these partners and that the Arculus Wallet will provide Arculus customers a link to the trading platforms of such third parties. CompoSecure’s partnership with Changelly is expected to enable Arculus users to exchange Cryptocurrencies for other Cryptocurrencies, and CompoSecure’s partnership with Simplex is expected to enable Arculus users to purchase Cryptocurrency with Fiat Currency. Following the external purchase or swap transaction between the consumer and one of CompoSecure’s third-party partners, confirmation of the exchanged or purchased Cryptocurrency can be viewed on the consumer’s Arculus WalletTM. Future Arculus Ecosystem products may include solutions for payments, Digital Assets, eGaming (i.e., online gaming markets), warranty and insurance that may be developed in-house, with industry partners and/or through third-party App developers. CompoSecure presently expects that the Arculus Key card, with its familiar Form Factor and tap-to-authenticate functionality could serve as the primary air-gapped Cold Storage solution for the Arculus Ecosystem, including its future array of Apps, services, and infrastructure.
The Arculus Platform, with its three-factor authentication security technology, is expected to have broad industry applicability. Security attacks are increasing, with both external and internal threats of growing concern to consumers and industry participants. Use of the Arculus Platform’s three-factor authentication system, including the physical Arculus Key card, provides a level of security which CompoSecure hopes will become the gold standard for Digital Asset security in the future. CompoSecure’s hardware and software offerings are designed to serve the convergence of large and growing addressable markets across Payments, Cryptocurrency, Digital Assets, and all emerging Blockchain-based assets. These markets are supported by industry dynamics, including increasing business and consumer demand for solutions supporting contactless payments, security and fraud protection, and Cryptocurrency and Digital Assets. Globally, an estimated four billion addressable Payment Cards are issued annually, and the market is undergoing a long-term transformation from plastic to metal card form factors. Though metal card penetration is growing, adoption remains nascent, with CompoSecure, even as a metal card industry leader, representing just approximately 0.5% of annual global Payment Card issuance volumes in 2020.
CompoSecure believes there is a unique and compelling near-term market opportunity in Cryptocurrency and a longer-term opportunity in the broader Digital Assets and Blockchain-based asset markets. In January 2021, the daily trading volume for the top 200 Cryptocurrencies averaged approximately $162 billion

(i.e., the top 200 Cryptocurrencies based on total market capitalization of such Cryptocurrencies, per publicly available data obtained from www.coinmarketcap.com), which includes any Digital Asset that uses cryptographic technologies to maintain its operation as a currency or decentralized application, and includes stablecoins and tokens. The total market capitalization of the Cryptocurrency market, based on publicly available data obtained from www.coinmarketcap.com, increased from $0.7 trillion as of December 31, 2020 to approximately $2.0 trillion as of the date of this proxy statement and is projected to rise to approximately $5.5 trillion by 2027 (based on a publicly available report published by Verified Market Research and available at www.verifiedmarketresearch.com). These market capitalization figures include all Cryptocurrencies, including stablecoins and tokens. This asset class, its growth, and the broader ecosystem require solutions to securely and seamlessly store and access Digital Assets as they become increasingly ubiquitous. The landscape for crypto-related products and services is highly fragmented today, with significant opportunity for organic and inorganic value creation as the market continues to grow and mature.
Leveraging its foundation of world-class security technology, high-volume hardware manufacturing capabilities, deep financial institution relationships, and existing payments, and newly-developed Cryptocurrency, hardware and software products, CompoSecure aims to build a premier, diversified ecosystem in the rapidly growing market for payments, Cryptocurrency, and Digital Asset solutions.
Competitive Strengths
As a pioneer in payments and security technology, CompoSecure possesses key competitive differentiators it is leveraging to expand its leadership position in metal Payment Card solutions and in commercializing Arculus’ three-factor authentication technology in the market for Cryptocurrency and Digital Asset solutions. These differentiators include:
Innovation.   CompoSecure has been a leader and innovator for decades in the Payment Cards industry, including the first metal Payment Card (2003), the first mass affluent metal Payment Card (2010), the first metal “tap-to-pay” credit card (2016), the first metal NFC-enabled Cold Storage device for the Arculus launch in 2021, and a pipeline of new product features including biometric security, dynamic CVV, keychain cards, LED display features, new Payment Card constructions, and substantial product and solution expansion planned for the Arculus business. In addition to new products and revenue opportunities, CompoSecure’s research and development efforts are continually focused on improvements in manufacturing processes to improve efficiency, increase capacity, and reduce waste to support enhanced operating leverage and profitability.
Embedded Client Relationships.   CompoSecure has been serving its two largest clients, American Express and JP Morgan Chase, for over ten years, building strong relationships with key personnel. For these major and numerous other clients, CompoSecure has produced metal Payment Cards for over 100 card programs, including issuer proprietary and co-branded programs. CompoSecure has also steadily grown the number of customers it serves, increasing from approximately 30 in 2016 to 100 in 2020, adding 44 new clients in 2020 alone.
Scale.   In 2020, CompoSecure produced more than 20 million metal Payment Cards. Leveraging its three manufacturing facilities in Somerset, New Jersey, with an aggregate of approximately 173,000 square feet of space, CompoSecure has developed the ability to provide volume and quality at scale much larger than current metal Payment Card competitors’ existing metal card output. CompoSecure believes that its ability to produce metal Payment Card volume and quality at scale, is critical to the success of very large Payment Card programs, while also driving manufacturing efficiencies and related cost advantages. CompoSecure expects to apply its manufacturing expertise and cost efficiency for the launch of the Arculus’ three-factor authentication technology in the market for Cryptocurrency and Digital Asset solutions. In addition, CompoSecure has separate manufacturing operations designed to optimize smaller quantity production runs for pilot or specialized card programs.
Patents and Trade Secrets.   Leveraging its decades of experience, CompoSecure has developed extensive trade secrets in creating graphic effects on metal cards, heavily customized equipment and machinery and proprietary coatings, as well as the knowledge and ability to blend various metals and polymers to create unique composites. CompoSecure has a strong focus on protecting its proprietary intellectual property. As of May 20, 2021, CompoSecure had more than 36 U.S. and foreign (utility and design) patents issued, more than 41 U.S. and foreign patent applications (utility and design) pending, and new technologies under development. CompoSecure expects to continue to develop innovations for Payment Card form factor design, components and manufacturing methods, many of which are reflected in patent applications, which may include further technological innovations for the Arculus Cold Storage Wallet products.
Key Products
Metal Payment Card Solutions
CompoSecure is a category leader in the design and manufacture of premium metal Payment Cards. Its metal Payment Cards are currently issued on the Visa®, Mastercard®, American Express®, and China Union Pay® Payment Networks.
CompoSecure has a track record of two decades of pioneering continuous Payment Card innovation in Metal Form Factors. In 2003, for the American Express® Centurion® program CompoSecure created the world’s first metal Payment Card, and in 2009 CompoSecure developed the first commercialized metal Payment Cards with embedded EMV® chips. In 2010, for the JP Morgan Chase Sapphire Preferred® program, CompoSecure created the first metal Payment Card targeting the mass affluent segment, significantly expanding the potential number of cardholders that issuers could address with metal Payment Cards. In 2017, for the American Express® Platinum® program, CompoSecure introduced the first NFC-integrated Dual-Interface metal Payment Cards. Typically sold at a higher price point than contact-only cards, Dual-Interface Payment Cards today comprise the majority of CompoSecure sales volume because of the speed and convenience they offer to cardholders. CompoSecure has key US and international patents and trade secrets relating to the integration of NFC technology into metal Payment Cards.
CompoSecure provides its issuer clients customized and highly differentiated financial payment products in order to support and grow the acquisition, retention, and spending of their cardholders. CompoSecure leverages the latest innovations in security and functionality to provide its issuer clients with

Payment Cards that deliver elevated, premium experiences to their cardholders. CompoSecure offers a variety of metal Payment Cards, at different price points and using an array of metal and metal-polymer hybrid constructions, that allow issuers to customize each of their Payment Card programs to target specific cardholder segments. CompoSecure Payment Cards are tailored to specific issuer and Payment Card program requirements. CompoSecure’s primary Metal Form Factors include:
Embedded Metal	Metal Veneer Lite	Metal Veneer	Full Metal
• Metal core with polymer front and back faces • Features Dual-Interface technology • Flexible design options • Weighs approximately 12 grams	• Metal front with polymer back • Features Dual-Interface technology • Weighs approximately 13 grams	• Metal front with polymer back • Heavier version of Metal Veneer Lite • Features Dual-Interface technology • Can be engraved • Weighs approximately 16 grams	• Greatest metal density and weight • Features Dual-Interface technology • Supports 2D/3D engraved graphics • Weighs approximately 21-28 grams
Arculus
At the Consumer Electronics Show in January 2021, CompoSecure launched the Arculus Cold Storage Wallet, a three-factor authentication solution, as the first element of an envisioned future ecosystem of Arculus Cryptocurrency and Digital Asset solutions. The Arculus Cold Storage Wallet is comprised of the Arculus Key card Cold Storage hardware device and companion Arculus Wallet mobile App. The three-factor authentication solution, which is designed to keep the Private Key in the Arculus KeyTM card highly secure, involves (i) a biometric feature found on the vast majority of mobile devices, which is a difficult-to-replicate security factor that requires personal presence of the registered user, (ii) a personal identification number, or PIN, which is stored in the secure element of the Arculus KeyTM card, and (iii) possession of the Arculus KeyTM card itself and presentation of that Arculus KeyTM card to the Arculus WalletTM App. The Arculus Key card is a premium, metal card with an EMV chip used to permit the card to communicate with a smart phone or similar NFC-enabled device operating the Arculus Wallet App for “tap-to-transact” functionality, which refers to the action of bringing the Arculus KeyTM card near to the back of the phone to digitally sign blockchain transactions with a user’s Private Keys through the use of NFC technology. The Arculus Wallet App was developed by CompoSecure and will be available for download on the Apple Store® and Google Play® store. The Arculus Key card was designed, and is manufactured, by CompoSecure at its existing manufacturing facilities.
The Arculus Cold Storage Wallet allows users to easily and securely buy and swap Cryptocurrencies and store their Private Keys, providing the convenience of a Hot Storage Wallet with the security of Cold Storage. Commercial launch of the Arculus Cold Storage Wallet occurred in the third quarter of 2021. Compared with existing Cold Storage Wallet products available in the market, CompoSecure’s Arculus Cold Storage Wallet offers a secure, user-friendly, and feature-rich solution that utilizes CompoSecure’s expertise in NFC-integrated metal card design and production. To CompoSecure’s knowledge, the following features of the Arculus Cold Storage Wallet are unique in the industry as such features are not currently available in the wallet offerings of CompoSecure’s competitors:
•
Truly “Air-Gapped” Cold Storage:   Private Keys consistently remain in an offline environment and are kept in a completed isolated form factor using a CC EAL 6 secure element (which refers to Common Criteria Evaluation Assurance Level 6, an international standard established by www.commoncriteriaportal.org which is used to evaluate the security implementation in information technology software and hardware).

•
Three-Factor Authentication:   Advanced security across: (1) biometric (i.e., fingerprint and/or facial recognition); (2) personal identification number (PIN); and (3) encrypted NFC connection with the Arculus Key card.

•
Innovative Form Factor:   Cryptocurrency key storage solution contained in a slim, Metal Form Factor card, which does not require a battery or charging, offering a premium user experience and heightened hardware protection through an easy-to-use, encrypted NFC connection (“tap-to-transact”).

•
Fully Featured Mobile Wallet App:   Easily send, receive, purchase and swap Cryptocurrency assets including fiat-to-crypto and crypto-to-crypto.

CompoSecure’s wholly-owned subsidiary, Arculus Holdings, L.L.C., has entered into a partner agreement with Simplex (the “Simplex Agreement”). Under the Simplex Agreement, Simplex has appointed CompoSecure, on a non-exclusive basis, to enable Simplex’s services for its end users to function as an intermediate layer between the end user customers and Simplex’s Cryptocurrency liquidity partners. Specifically, this provides Arculus customers with the option to perform purchase transactions with the liquidity partners whereby such liquidity partners sell Cryptocurrency to the end user customer through a designated web page owned and designed by CompoSecure that is located on Simplex’s servers. Under the Simplex Agreement, Simplex is expected to pay CompoSecure referral fees calculated as a portion of the total amount that the end user customer pays to Simplex for the relevant purchase transaction. The term of the Simplex Agreement continues until terminated by either party, with or without cause, with 30 days advance written notice. Additionally, either party may terminate the Simplex Agreement with immediate effect if the other party commits a material breach and does not remedy it within 30 days.
CompoSecure’s wholly-owned subsidiary, Arculus Holdings, L.L.C., has entered into an affiliate program with Changelly under which CompoSecure gains access to services offered on Changelly’s website for swapping Cryptocurrency, and CompoSecure is entitled to referral commissions calculated as a portion of Changelly’s revenue from Cryptocurrency-to-Cryptocurrency swap transactions. To participate in the affiliate program, CompoSecure has agreed to binding terms and conditions with Changelly, pursuant to which either party may terminate the affiliate program at any time for any reason.
In addition, CompoSecure believes that the use of the Arculus KeyTM card and Arculus WalletTM to effect peer-to-peer/send & receive transfers, with its Cold Storage Wallet and three-factor authentication technology, provides the end user significantly more protection against theft, fraud and hacking as compared to the use of custodial Hot Wallets or other Cold Storage Wallets. CompoSecure is not compensated for such user-directed activities.
For illustrative purposes, the following is a step-by-step example of how an Arculus end user can leverage the Arculus KeyTM card and Arculus WalletTM to:
•
receive Cryptocurrency directly peer-to-peer;

•
send Cryptocurrency directly peer-to-peer;

•
purchase Cryptocurrencies using Fiat Currency; and

•
swap one Cryptocurrency for another Cryptocurrency.

Example 1 — Peer to Peer/Receive
Goal:   An Arculus end user seeks to receive Bitcoin from a peer (whether or not such peer is an Arculus end user).

Steps:
1.
End user activates the Arculus Wallet App on a mobile phone (or other NFC-enabled mobile device) by using the Arculus Key card or personal biometrics to authenticate the end user;

2.
End user then navigates to “Receive” screen in the Arculus Wallet App;

3.
In the Arculus Wallet App, the end user selects “BTC” as the input Cryptocurrency to receive;

4.
The end user then presses “Receive” in the Arculus Wallet App to initiate the transfer;

5.
The end user either shows his QR code to the sender or sends the QR code (or his address) to the sender (via email, instant message or other process);

6.
The sender then processes the transfer on his wallet, device or system (which may or may not be an Arculus Wallet), or through his custodial account;

7.
The sender submits a direction to the Blockchain to move the BTC from the sender’s address to the recipient’s address;

8.
Once the transfer is validated on the Blockchain, the received BTC would be displayed in the end user’s Arculus Wallet App, completing the transfer.

Example 2 — Peer to Peer/Send
Goal:   An Arculus end user seeks to send Bitcoin to a peer (whether or not such peer is an Arculus end user).
Steps:
1.
End user activates the Arculus Wallet App on a mobile phone (or other NFC-enabled mobile device) by using the Arculus Key card or personal biometrics to authenticate the end user;

2.
End user then navigates to “Send” screen in the Arculus Wallet App;

3.
In the Arculus Wallet App, the end user selects “BTC” as the input Cryptocurrency to send, with the amount of the input Cryptocurrency specified;

4.
In the Arculus Wallet App, the end user enters the address of the recipient’s holdings on the Blockchain (either by capturing a QR code (an acronym for “quick response” code, a type of barcode which contains data which points to a particular website, application or, in this case, to a specific Blockchain address) provided by the recipient or by typing the recipient’s address into the Arculus Wallet);

5.
The end user then presses “Send” in the Arculus Wallet App to initiate the transfer, and then taps the Arculus Key card to the back of the mobile phone (or other NFC-enabled mobile device) and inputs the user’s PIN to authenticate the transfer;

6.
The Arculus Wallet App immediately submits a direction to the Blockchain to move the BTC from the sender’s address to the recipient’s address;

7.
Once the transfer is validated on the Blockchain, the transfer will be displayed in the transfer log in the end-user’s Arculus Wallet App.

Example 3 — Fiat Currency to Cryptocurrency
Goal:   An Arculus end user seeks to purchase Bitcoin with US dollars using a personal credit or debit card.
Steps:
1.
End user activates the Arculus Wallet App on a mobile phone (or other NFC-enabled mobile device) by using the Arculus Key card or personal biometrics to authenticate the end user;

2.
End user then navigates to “Swap” screen in the Arculus Wallet App;

3.
In the Arculus Wallet App, the user selects “USD” as the input and “BTC” as output to purchase, with a specific purchase amount denominated in US dollars;

4.
The end user then presses “Send” in the Arculus Wallet App to initiate the transaction, and then taps the Arculus Key card to the back of the mobile phone (or other NFC-enabled mobile device) and inputs the user’s PIN to authenticate the purchase transaction;

5.
The Arculus Wallet App immediately redirects the end user to the website of Simplex, Arculus’ current unaffiliated third-party liquidity partner for Fiat Currency transactions, to complete the requested transaction (noting that Arculus may use one or more other third-parties in the future to fulfill specific purchases);

6.
Simplex, through its proprietary website, algorithms and processes, and/or Simplex’s third-party liquidity provider, conducts a series of KYC/AML compliance screening functions and, if the end user passes those screens, Simplex, would then connect the user with one or more of its third-party liquidity partners (e.g., Binance, HitBTC, etc.) via Simplex’s applicable programming interface (“API”)(noting that Arculus does not control or direct which liquidity partners are used by Simplex, and these liquidity partners may change from time-to-time in the future, solely in Simplex’s discretion);

7.
In order to fulfill the identified purchase, Simplex processes the credit or debit card transaction to obtain Fiat Currency for the intended transaction (i.e., as a purchase and/or cash advance depending on the user’s card choice and issuing bank’s procedures);

8.
Once the Fiat Currency is received by Simplex (or its merchant processing partner), Simplex then instructs to its relevant liquidity partner via API to send Bitcoin to the user’s address in the Arculus Wallet and update the Blockchain to reflect the end user’s ownership of the Bitcoin;

9.
Once validated on the Blockchain, the purchased Bitcoin is displayed in the end user’s Arculus Wallet App, completing the purchase transaction.

Example 4 — Cryptocurrency to Cryptocurrency
Goal:   An Arculus end user seeks to swap Bitcoin for Ethereum.
Steps:
1.
End user activates the Arculus Wallet App on a mobile phone (or other NFC-enabled mobile device) by using the Arculus Key card or personal biometrics to authenticate the end user;

2.
End user then navigates to “Swap” screen in the Arculus Wallet App;

3.
In the Arculus Wallet App, the end user selects “BTC” as the input Cryptocurrency to swap and “ETH” as the output Cryptocurrency to swap, with the amount of the input Cryptocurrency specified;

4.
The end user then presses “Send” in the Arculus Wallet App to initiate the swap transaction, and then taps the Arculus Key card to the back of the mobile phone (or other NFC-enabled mobile device) and inputs the user’s PIN to authenticate the transaction;

5.
The Arculus Wallet App immediately connects the end user with Arculus’ current unaffiliated third-party API partner, Changelly.com, to apply its KYC/AML processes (as applicable), and then to calculate an exchange rate and provide a destination address at an liquidity partner to send the input Cryptocurrency (noting that Arculus does not control or direct which liquidity partners are used by Changelly.com, and these liquidity partners may change from time-to-time in the future, solely in Changelly.com’s discretion);

6.
The end user sends the input Cryptocurrency to the applicable Changelly.com API partner, which may include Coinbase, Binance or other third parties (noting that Changelly.com may use one or more other third-party liquidity partners in the future), using the destination address provided by Changelly.com;

7.
Once the input Cryptocurrency has been received, the Changelly.com (or its API liquidity partner) sends the desired output Cryptocurrency is sent to the end user’s address in the Arculus Wallet;

8.
Once validated on the Blockchain, the received Ethereum would be displayed in the end user’s Arculus Wallet App, completing the swap transaction.

Market Opportunity
Metal Payment Card Solutions
Edgar, Dunn and Company, a global financial services and payments consulting firm (“Edgar Dunn”), estimates in 2021 globally 8.3 billion addressable Payment Cards will be circulation and 4.2 billion addressable Payment Cards will be issued. Edgar Dunn projects by 2025 these figures will grow to 10.9 billion cards in circulation and 5.5 billion cards issued. Similarly, McKinsey & Company, a leading management consulting firm, estimates that global Payment Card spend is expected to grow from $26.3 trillion in 2018 to $38.6 trillion by 2023. Ongoing Payment Card innovations such as Dual-Interface functionality is expected to support continued physical card use among other payment modalities.
Payment Cards may be offered by banks and other non-bank issuers through proprietary issuer brands or as co-branded cards that leverage the brand equity and customer base of non-issuer program partners. Issuers dedicate significant resources to acquire new customers, retain existing customers, and grow customer spend as intense competition drives the need to differentiate their Payment Card programs. Issuers use advertising and program benefits to attract cardholders and also use brand recognition that relies upon the physical attributes of the Payment Card itself, including the look, feel and composition of the physical cards.
Traditional plastic card programs are highly commoditized and have historically relied upon offering benefits such as introductory interest rates, discounts, and rewards to win customers. These benefit costs are variable and can be unpredictable. Use of Metal Form Factors has become an increasingly key differentiator among Payment Card programs. Relative to traditional program incentives, the cost of a metal Payment Card is relatively low and predictable, giving metal Payment Cards a strong return on investment to issuers. CompoSecure’s metal Payment Cards offer issuers the opportunity to provide a premium experience to their cardholders as part of a Payment Card program’s overall combination of benefits.
Higher-priced metal Payment Cards were initially designed and marketed to Payment Card issuers targeting relatively small segments of high-net-worth cardholders. Leveraging innovative design and manufacturing capabilities, CompoSecure has been able to reduce the price paid by issuers for metal Payment Cards, thereby enabling its clients to expand their metal Payment Card offerings to target mass affluent and other customer segments. Issuance of Metal Payment Cards is growing quickly but remains in early phases of adoption globally. With an estimated 2021 global addressable market of 4.2 billion Payment Cards issued, CompoSecure’s total penetration is estimated to be 0.5%.
The following key market dynamics support issuer decisions to add metal Payment Cards to their programs:
•
Based on market survey data collected by Edgar Dunn, consumers globally favor Metal Form Factors as superior to existing plastic cards, and have even said they would switch banks to obtain a metal Payment Card

•
Technological and manufacturing innovations enable CompoSecure to offer issuers an array of different Metal Form Factors, with a variety of price points to provide issuers competitive differentiation in their card programs. This range of card offerings is expected to continue to drive adoption of metal Payment Cards across segments in issuer card portfolios (consumer, small business, corporate, etc.) and card types (credit, debit, loyalty, etc.).

•
CompoSecure believes that dual-interface metal Payment Cards are easier to use than most mobile payment platforms, and that entrenched consumer preference for physical form factors are expected to maintain the role of Payment Cards in the marketplace notwithstanding the introduction of mobile payment platforms such as Apple Pay® and Google Pay®. It is expected that mobile payment platforms will continue to grow, but not replace physical cards as the dominant transaction model. For example, the Apple Pay® platform’s share of U.S. in-store sales were estimated by pymnts.com, an independent payment industry news and information resource, to be 1.5% in 2020, up from 0.1% in 2015.

•
Issuers are considering the adoption of new Payment Card technologies, including dynamic card verification value (“CVV”), biometrics, and LED display features, among others. The incremental costs of adding these technologies to Payment Cards favors the use of Metal Form Factors instead of plastic cards. CompoSecure believes Metal Form Factors provide a more durable physical housing versus plastic, thus better preserving the integrity and functionality of any added technologies, driving efficiency in issuer acquisition costs.

•
Payment Cards remain the primary payment instrument at the point of sale. Even with the ongoing global expansion of e-commerce, the need for physical card products is not expected to significantly diminish. After more than two decades of e-commerce activity, it is estimated that only 13% of total U.S. retail sales are completed through e-commerce channels (2020 U.S. Census Bureau report).

Cryptocurrency and Digital Assets
Cryptocurrency is a burgeoning asset class and is rapidly evolving. The value of the Cryptocurrency asset class was estimated to total $700 billion in 2020 and is projected to grow to $5.5 trillion by 2027. Bitcoin addresses with non-zero balances have grown from 7 million at year end 2016 to an estimated 44 million by year end 2021. Cryptocurrencies and other Digital Assets are forming the basis of new global financial and security frameworks with significant monetization opportunities.
Cryptocurrency Wallets enable users to access and monitor their Cryptocurrency assets and sign transactions. Hot Storage Wallets generate and store private and public keys and digitally sign transactions within Internet-connected devices where storage of the keys is hosted by a third party. For example, Cryptocurrency exchanges today typically provide their customers Hot Storage Wallets with the exchange having custody of the user’s Private Keys. Cold Storage Wallets store Private Keys and sign transactions in an offline device, with the Private Key in the custody of the user, protecting the Wallet from network-based security vulnerabilities. Though typically more convenient for day-to-day transaction activity than Cold Storage, Hot Storage Wallets are more prone to risk of cyber-theft. Since November 2013, Cryptocurrency exchanges have experienced dozens of cyberattacks resulting in billions of dollars in aggregate loss of assets. The risk of cyberattacks and other theft of Cryptocurrency assets is driving demand for the enhanced security of Cold Storage over exchange-provided Hot Storage Wallets.
As recently reported in Bloomberg, 390,000 customers of a Cryptocurrency exchange based in Turkey have apparently lost access to their Digital Assets in a Hot Wallet custody by the exchange. The cause of the loss is still under investigation, and may have involved fraud and/or theft. The risk of loss of valuable Cryptocurrencies and other Digital Assets by consumers and other industry participants is driving the need for more advanced security solutions to protect these assets against fraud and theft. Use of the Arculus Cold Storage Wallet with its three-factor authentication security solution, could substantially reduce the risk of this type of catastrophic loss of valuable assets.
Blockchain.com reported 11 million active Cryptocurrency Wallet users (inclusive of Hot and Cold storage) at year end 2016. This figure grew nearly 6x to 63 million by year end 2020. CompoSecure management projects active Wallet users will total more than 230 million by 2025. The Cold Storage Wallet market is nascent but projected to grow rapidly, as consumers seek out the increased security for storage of their Digital Assets and look to maintain custody of their Private Keys.
The eGaming and related Digital Asset markets are also significant opportunities for adoption and monetization of Blockchain-based and similar applications. Video games represent a $159 billion market spanning 2.7 billion individual eGamers (i.e., customers for eGaming products and services) globally. Free-to-play games generate 85% of all video game revenue through purchase of in-game assets. Over 1.3 billion

eGamers made at least one in-game transaction in 2020. Adoption of Blockchain-based or similar non-fungible tokens are moving in-game assets to tradeable/saleable valuable Digital Assets. Enterprise eGaming platforms require security of user assets and ease of recovery for potentially lost assets, as well as the ability to accept a growing list of Cryptocurrencies. Consumers increasingly need portability for Digital Assets, multiple currencies, and security of their assets/accounts from hacking and loss. Arculus Ecosystem solutions could provide the security and ease of use needed to facilitate the continued growth of these markets.
Growth Opportunities
CompoSecure is a high-growth, profitable technology company, focused on innovative payments, security, and Cryptocurrency and Digital Asset solutions. CompoSecure has a demonstrated track record of achieving growth in operational scale and financial performance, including:
•
Card programs served grew from approximately 60 in 2018 to over 100 in 2020;

•
Metal Payment Card unit sales grew from 12.6 million in 2018 to 19.9 million in 2020 (26% compound annual growth rate or “CAGR”);

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Net revenues grew from $155 million in 2018 to $261 million in 2020 (29% CAGR); and

•
Adjusted EBITDA grew from $69 million in 2018 to $116 million in 2020 (29% CAGR).

Metal Payment Card Solutions
Even with its long term track record of growth and leadership in metal Payment Card solutions, CompoSecure’s sales volume in 2020 represented just 0.5% of estimated addressable market, indicating substantial opportunity for further penetration of the global Payment Card market. Presently, metal Payment Card growth activities are targeted in three primary areas:
Domestic Expansion.   In 2020, CompoSecure produced metal Payment Cards for six of the top ten U.S. card issuers. CompoSecure believes there are substantial opportunities to expand adoption of Metal Form Factors existing clients’, proprietary and co-branded mass affluent card programs which do not currently offer metal Payment Cards. The number of issuers adopting metal programs continues to increase, and CompoSecure’s marketing and sales activities target opportunities to introduce Metal Form Factors to new card issuer clients in the U.S.
International Expansion.   CompoSecure’s net revenue from non-U.S. metal Payment Card programs in 2020 totaled $46 million, nearly 2.5 times its 2018 net revenue of $19 million from non-U.S. programs. CompoSecure believes that issuers in international markets are still in the early stages of adoption of Metal Form Factors and largely untapped opportunities exist across major markets, in Europe, Asia, the Middle East, and Latin America. In these regions, issuers are developing awareness of the relatively low cost and attractive economics of metal Payment Card programs. CompoSecure intends to continue growing its team of international direct sales representatives and third-party distribution partners to further support growth in markets outside of the U.S.
FinTech Issuers.   Innovative new issuers, including digital challenger banks and other emerging consumer FinTechs, are increasingly seeking premium physical touch points to enhance their otherwise digital-only customer relationships.
Technology and Innovation.   Since its founding, CompoSecure’s growth has been underpinned by the transformative security and payments technologies it has developed and commercialized for large, mainstream markets. CompoSecure expects to maintain its technological advantages over competitors with consistent research and development investment to drive innovations that provide opportunities for expanded revenues and profitability, including biometric, dynamic CVV, LED display features, and new card constructions. In addition to new products and revenue opportunities, CompoSecure’s research and development efforts are continually focused on improvements in manufacturing processes to improve efficiency, increase capacity, and reduce waste to support enhanced operating leverage and profitability.

Arculus
There has been explosive growth in Cryptocurrencies and usage of Cryptocurrency in multiple segments of the financial markets, representing a substantial growth opportunity for CompoSecure’s Arculus Platform.
CompoSecure believes its Arculus Platform can develop into an entire ecosystem of hardware, infrastructure, direct applications and services, and third-party applications and services, focused on serving the needs of users of Cryptocurrencies, as well as for in-game financial transactions in the eGaming industry (today mostly conducted in Fiat Currency) and warranty and insurance programs focused on Cryptocurrency products and Digital Assets being stored. Leveraging CompoSecure’s history of innovation and Payment Card expertise, CompoSecure expects it can rapidly expand the Arculus Platform to include developments in Hot Storage Wallets and Payment Card functionality, as well as further developments in Cold Storage Wallets. The opportunities are likely to drive hardware sales revenue (for the Arculus Key card), transaction fee revenue (from Fiat Currency to Cryptocurrency and Cryptocurrency to Cryptocurrency transactions), and recurring fees (e.g., subscription and other fees).
The Arculus Platform roadmap for the next several years focuses on rapid expansion and market launch of the following products and services:
Today	2022	2023	2023
Cryptocurrency Solutions	Arculus Payments	Digital Assets & eGaming	Warranty & Insurance
• Store Private Keys and sign transactions with an offline device (Arculus KeyTM card) • Protects Wallets from network-based vulnerabilities, alleviating burdens of existing solutions	• Adds payment card functionality to Digital Asset storage platform • Enables users to be able to tap card to phone to verify identity and open the Arculus Wallet or enable transactions
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Improves security and portability of Digital Assets

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Enables eGaming platform to accept growing list of currencies and protect accounts from hacking and loss in the quickly expanding gaming market

			• Enables protection from loss of Cryptocurrencies and other Digital Assets • Facilitates processes such as IP address check, screening, Know Your Transaction (KYT) for Digital Assets market
CompoSecure expects to leverage its business-to-business (“B2B”) channel to expand into the Cryptocurrency markets. Specifically, CompoSecure will target its existing Payment Card issuer clients and their co-brand partners, including traditional financial institutions, FinTech companies and other Cryptocurrency exchanges to offer the Arculus Platform in the Digital Asset, eGaming (i.e., online gaming markets), and other Blockchain-based markets. Further, CompoSecure may create a partner-branded (or “white-labeled”) version of the Arculus Key™ card, as well as some or all of the Arculus Cold Storage Wallet and other Arculus products and/or services. CompoSecure believes this model solves both the consumer’s and the partner’s need for enhanced security of their Digital Assets and Cryptocurrencies and anticipates that it will allow the Arculus Platform products and services to reach consumers through a variety of channels, while also diversifying the Arculus revenue streams into a combination of hardware sales and recurring revenues from transaction processing fees, subscription fees, and other sources in various markets.
The eGaming market is well established, with published data (Source: Bloomberg; Mordor; Newzoo) showing approximately 2.7 billion users in 2020, expected to grow to approximately 3 billion by 2023 (and CompoSecure believes this growth will continue through 2025), and approximately $160 billion dollars spent in 2020, expected to grow to over $257 billion by 2025. CompoSecure has identified four primary unmet needs in the eGaming market, from both platform providers and users, for increased security, authentication and ease-of-use, which provide support for CompoSecure to enter this market and achieve meaningful revenues, including:
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The need for improved authentication for user registrations and logins to the gaming platform;

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The need to reduce fraud and/or eliminate in-game “card not present” transactions, in which the gaming platform is charged a higher processing fee, in favor of in-game “card present” transactions, saving the platform significant money in processing fees;

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The need for users to have a safe, secure and easy-to-use Cold Storage device for NFTs and other Digital Assets purchased within the gaming platform; and

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The need for platform providers to enable users to pay for in-game transactions using Cryptocurrencies.

Importantly, the eGaming market has extensive experience using prior and existing security devices, but CompoSecure believes the Arculus Platform technology reflects a safer and more secure device for this market.
CompoSecure expects to continue development of the Arculus Platform, in-house, with industry partners and/or through third-party App developers and expects that associated internal development costs will not involve expenses in excess of 1% of net revenues per year. CompoSecure may also consider the acquisition of businesses and/or assets which might accelerate market entry for various elements of the Arculus Platform.
Clients
CompoSecure maintains trusted, highly-embedded and long-term customer relationships with an expanding set of global issuers. CompoSecure has developed long-term relationships with its largest customers, including eighteen years with American Express and thirteen years with JP Morgan Chase, across multiple RFP cycles with both companies, as well as six years with CapitalOne and four years with Fiserv.
The proven value proposition of CompoSecure’s premium metal Payment Cards support card issuers’ acquisition and retention of consumer and business card customers. For each of its largest issuer relationships, CompoSecure serves numerous distinct issuer-branded and co-branded card programs, diversifying CompoSecure’s revenues even within individual clients. For example, CompoSecure supports the following proprietary and co-branded programs:
Issuer/Reseller	JP Morgan Chase	American Express	Capital One	Fiserv
Proprietary Programs	• Sapphire Preferred® • Sapphire Reserve® • JPM Reserve®	• Centurion® • Platinum® • Gold®	• Venture® • Savor® • Spark Business®	N/A
Co-Branded Programs	• Amazon Prime® • Whole Foods® • United®	• Amazon Prime Business® • Marriott® • Delta®	N/A	• Verizon® • Morgan Stanley®
These card portfolios create recurring revenue streams driven by issuer demand for CompoSecure metal Payment Cards to support customer acquisition and replacement card activity for lost and stolen cards, account fraud, and natural card reissuance cycles that occur each year.
As Payment Card issuers seek ways to drive differentiation in their market, CompoSecure’s premium metal Payment Cards have become a key component of its clients’ customer-facing marketing messages. Moreover, issuers who do not offer a premium card product are increasingly realizing that they risk losing market share over the long term.
For example, at its March 2018 investor day, American Express reported results from its recent Platinum® program relaunch which included conversion of the cards to CompoSecure’s premium metal form factor. The Platinum® program experienced a 52% increase in new account acquisitions and upgrades. CompoSecure’s analytics suggest that a typical issuer would require only a 1% to 3% increase in new card acquisition to generate a positive return from the adoption of CompoSecure’s metal Payment Cards. American Express also highlighted increased cardholder spending of 17% over the prior year and CompoSecure estimates that only a 3% to 4% increase in average cardholder spending would generate a positive return from the adoption of CompoSecure's premium metal form factor. Furthermore, 290,000 existing customers proactively called American Express to request the new metal card and 47% of the new Platinum® card customers were millennials, a key growth factor for the portfolio.
CompoSecure and its major clients have entered into multi-year master agreements which provide general terms and conditions. These clients then typically provide single-order, blanket-order and/or multi-year statements of work which set forth prices and quantities of Payment Cards. For most other clients, the relationship is governed by individual purchase orders instead of master agreements.
CompoSecure’s largest clients are American Express and JP Morgan Chase. Together these clients represented 70% (or individually, approximately 30% and 40%, respectively) of our net revenue for the nine months ended September 30, 2021 and 71% of our net revenue (or individually, approximately 40% and 31%, respectively) for the nine months ended September 30, 2020.
CompoSecure has a master service agreement with American Express (the “Amex Agreement”) will be up for renewal on December 31, 2024. Typically, CompoSecure renews such client agreements upon their expiration in the ordinary course of business. Under the Amex Agreement, American Express reserves annual capacity of products and is required to order a certain percentage of that capacity from CompoSecure, and CompoSecure may charge American Express for a portion of that capacity even if American Express orders below capacity for any given year. Subject to compliance by American Express with any existing purchase commitments, American Express may terminate the Amex Agreement (i) for convenience pursuant to written notice, or (ii) for cause if CompoSecure commits a material breach and does not remedy it within a prescribed time period. CompoSecure may terminate the Amex Agreement if American Express does not make required payments, and does not remedy the non-payment within a prescribed time period. In addition, subject to compliance by American Express with any existing purchase commitments, American Express may terminate individual orders entered into under the Amex Agreement with prior written notice.
CompoSecure’s master service agreement with JP Morgan Chase (the “Chase Agreement”) will be up for renewal on December 31, 2023. Typically, CompoSecure renews such client agreements upon their expiration in the ordinary course of business. Under the Chase Agreement, JP Morgan Chase agreed to purchase its metal Payment Cards only from CompoSecure during the term of the Chase Agreement. Under the Chase Agreement, JP Morgan Chase reserves annual capacity of products. Subject to compliance by JP Morgan Chase with any purchase commitments to CompoSecure, JP Morgan Chase may terminate the Chase Agreement (i) for convenience pursuant to written notice, or (ii) if CompoSecure commits a material breach and does not remedy it within a prescribed time period. CompoSecure may terminate the Chase Agreement if JP Morgan Chase does not make required payments, and does not remedy the non-payment within a prescribed time period.
Sales and Marketing
Metal Payment Card Solutions
CompoSecure markets and sells its metal Payment Card products to U.S. and international card issuers, including banks and other non-bank issuers of Payment Cards. Sales activities are designed to develop and foster deep relationships with key Payment Cards issuers throughout the world. Through these activities, CompoSecure works to strengthen relationships and expand metal Payment Card programs with existing clients and to identify and complete sales to new clients. CompoSecure has two primary sales channels, as follows:
Direct Sales.   CompoSecure presently deploys five direct sales representatives located in the U.S., Europe, China and South America along with four client relationship managers. CompoSecure establishes direct engagement between its sales team and issuers in various regions across the world, with success driven by an iterative and collaborative process. CompoSecure’s sales team focuses on issuer portfolios on a program-by-program basis.
Indirect Sales.   CompoSecure has been expanding its relationships with a variety of card ecosystem partners, such as plastic card manufacturers and Personalization partners throughout the world. These relationships enable CompoSecure to reach more issuers (primarily non-U.S.), some of whom prefer to run all card purchasing through their existing relationships. Distribution partners are able to offer their customers a broader range of card form factors, bringing CompoSecure into a sale as the metal Payment Card expert. CompoSecure’s numerous distribution partners operate global sales teams. In these relationships, CompoSecure typically sells its metal Payment Cards to its distribution partners at a wholesale price; and the distributor then resells the cards to its customers, typically on an integrated basis with the distributor’s Personalization, fulfillment and other card-related services (with prices to their customers under the sole control of the distribution partner). CompoSecure also uses a variety of marketing communications, including conferences and trade show attendance, print and digital advertisements and social media posts, targeted at card issuers and consumers, and designed to demonstrate and expand the demand for metal Payment Cards.
Arculus
The Arculus Platform, is expected to be sold in B2B and direct-to-consumer channels. CompoSecure plans to invest significantly in sales and marketing over the next several years to scale its Arculus solutions business. CompoSecure has already commenced marketing activities, including social media marketing, and expects to expand its marketing and business development activities to build brand awareness for the Arculus Cold Storage Wallet and entire Arculus Ecosystem, and to identify opportunities to deploy the Arculus Platform. These activities emphasize the ease of use of the Arculus Cold Storage Wallet, and its three-factor authentication advantages. CompoSecure expects to hire additional personnel during the coming months, as well as marketing and other vendors, to expand its marketing and business development activities, to develop a pipeline of partnering opportunities for its Arculus Platform.
Business Sales and Partnering Programs.   CompoSecure’s B2B strategy involves targeting its existing Payment Card issuer clients and their co-brand partners who seek to enter the Cryptocurrency marketplace. The Arculus Platform, with its three-factor authentication security solution including the Arculus Cold Storage Wallet, is expected to be offered through partner-branded solutions which may include a partner-branded version of the Arculus Key card, as well as some or all of the Arculus Cold Storage Wallet and other Arculus products and/or services. The partnering approach will allow Arculus derived products to reach consumers through a variety of channels. CompoSecure expects that the use of a partnering model, with multiple levels of product and service integration, will allow for future Arculus revenue streams to diversify into a combination of hardware sales and recurring revenues from transaction processing fees, subscription fees, and other sources. Future Arculus Ecosystem products may include solutions for payments, Digital Assets, eGaming (i.e., online gaming markets), other Blockchain-based markets, warranty and insurance that may be developed in-house, with industry partners and/or through third-party App developers. CompoSecure expects to initially target the eGaming, insurance and the Fintech markets. CompoSecure presently expects end-user customers of our business-to-business sales to use the Arculus Key card and/or other Arculus Ecosystem solutions to conduct transactions in Fiat Currency and Cryptocurrency. However, to date, CompoSecure has not made any sales of its Arculus products to such customers.
Consumer Sales.   CompoSecure’s direct-to-consumer strategy expects to generate sales via the Internet, physical retail and other channels. CompoSecure’s online direct-to-consumer strategy is expected to include selling products through its own Arculus-branded e-commerce website, as well as other Internet distribution channels, including Amazon.com® and other online distributors.
Competition
Metal Payment Card Solutions
The market for Payment Cards is highly competitive. CompoSecure competes for bank, non-bank and brand decision-making on their card programs with providers of other incentives and initiatives, including rewards programs and traditional plastic card manufacturers. CompoSecure also competes with several other manufacturers of cards containing some metal. Some of CompoSecure’s competitors possess substantially greater financial, sales, and marketing resources than CompoSecure and have substantial flexibility in competing, including through the use of integrated product offerings and competitive pricing. However, most of CompoSecure’s competitors in card manufacturing are large, diversified businesses with areas of strategic focus outside of the Payment Cards market, and their card operations focus primarily on lower margin core plastic card manufacturing. CompoSecure believes that most competitive metal card manufacturers have substantially less production capacity, less technical expertise in the Metal Form Factor, a limited selection of metal card designs and constructions, and less extensive supplier relationships for the raw materials needed for metal cards. CompoSecure’s metal card products compete with other card manufacturers, including Idemia France S.A.S. (formerly Oberthur Technologies SA), Thales DIS France SA (formerly Gemalto SA), CPI Card Group, Giesecke & Devrient GmbH, Kona I and BioSmart Co., Ltd.
Competitive factors in selling metal Payment Cards include primarily product quality, the ability to manufacture high volumes of cards, the ability to deliver finished cards on fixed schedules enabling card issuers (and their Personalization partners) to meet consumer demand for metal Payment Cards, the range of products offered, innovation in Metal Form Factor design and construction and technological innovation to enhance the cardholder experience, product features and price. CompoSecure competes favorably across all of these factors, in the following ways:
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CompoSecure is the pioneer and market leader in production of metal Payment Cards, with over a decade of experience in designing and manufacturing metal Payment Cards to meet the needs of large card issuers and brands.

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CompoSecure has the facilities, personnel, manufacturing equipment, and processes to manufacture metal Payment Cards at scale while maintaining high quality standards.

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CompoSecure has developed valuable relationships with clients, raw material suppliers, Personalization partners, distributors, and equipment manufacturers.

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CompoSecure maintains long-term contracts with its largest clients, which are also some of the largest card issuers in the world, across a diversified portfolio of proprietary and co-brand Payment Card programs.

Arculus
The market for Cold Storage Wallets is highly competitive. Presently, most Cold Storage Wallets are sold directly to consumers, and CompoSecure expects to face competition from existing products and potential new product launches from existing storage businesses and new entrants. CompoSecure expects to compete for business sales with other providers of Cryptocurrency storage products and services. Some of CompoSecure’s competitors may possess greater financial, sales and marketing resources than CompoSecure. However, most of CompoSecure’s competitors in the Cold Storage Wallet market do not presently offer products and services with the range of security features and enhanced user interface/user experience of CompoSecure’s Arculus Key card and companion Arculus Wallet App. CompoSecure expects its primary competitors in the Cold Storage Wallet market will include Ledger SAS, Trezor® from Satoshi Labs SRO, CoolWallets® by CoolBitX Ltd., KeepKey® by ShapeShift AG, ColdcardTM by Coinkite Inc., BitBox® by Shift Cryptosecurity and PalletTM by Penta Security Systems, Inc., among others.
Cold Storage Wallets also compete as a category of products against Hot Storage Wallets to serve Digital Asset holders. Hot Storage Wallets generate and store private and public keys and digitally sign transactions within Internet-connected devices where a Digital Asset holder’s keys are under the custody of a third party, typically in a cloud-based, hosted environment that may be vulnerable to cyber-theft. CompoSecure believes that Cryptocurrency users will increasingly demand self-custody of their private and public keys via Cold Storage Wallets for the enhanced security benefits. Further, CompoSecure also believes that its Arculus Key card and companion Arculus Wallet App deliver a Cold Storage Wallet solution that eliminates much of the user experience friction historically associated with competing legacy Cold Storage Wallet products. CompoSecure provides a physical, branded touchpoint through the Arculus Key card that the Company believes will be preferred by financial institutions and other branded stakeholders in the market for Digital Assets over less tangible, digital-only Hot Storage Wallets. Hot Storage Wallets and related solutions include Wallets typically provided by Cryptocurrency exchanges to their customers and the related backend software solutions enabling Hot Storage Wallets.
Manufacturing
CompoSecure designs and manufactures its metal Payment Cards using highly specialized equipment, significantly modified to meet CompoSecure’s particular production methods and card constructions.

CompoSecure’s engineers have designed and implemented proprietary equipment modifications, process automation, and efficiency initiatives to drive significant improvements in manufacturing scale and productivity. The rollout of these initiatives is an ongoing process and continues with an increased focus on automation throughout the manufacturing process, which is expected to result in further improvements in manufacturing yields and labor efficiency, enabling CompoSecure to meet client demand and withstand competitive pricing pressures. CompoSecure’s research and development personnel bring substantial expertise in material science enabling CompoSecure to design and produce difficult-to-replicate Metal Form Factors, and to be a leader in technological innovations for Payment Cards.
Payment Cards require high security throughout the manufacturing process, and CompoSecure maintains extensive policies, procedures and staff to assure compliance with the PCI Security Standard, Payment Network and client requirements.
CompoSecure’s manufacturing operations are designed to meet the needs of its diverse range of client Payment Card programs. The following diagram demonstrates CompoSecure’s role in the Payment Card marketplace:

Merchant
Acquirer
Network
Issuer
Cardholders
Deep Metal Card Program Collaboration
Cardholder Information
Cards Shipped to Cardholders
Suppliers
CompoSecure
security innovation durability
Personalization Partners
1 Raw Materials Suppliers
– Extensive network of raw materials suppliers provide CompoSecure chips, metal, adhesives, and other inputs for card production
2 Card Design, Technology Integration, and Production
– CompoSecure designs metal payment cards in close collaboration with its issuer clients
– CompoSecure utilizes highly customized equipment and proprietary processes for card production
Volume-Based Revenue Model
(Unit Price x Order Volume)
– Unit price is negotiated based on card design and expected volumes
– CompoSecure maintains multi-year contracts with the largest metal payment card issuers in the world
3 Personalization Partners
– CompoSecure ships metal cards to its issuer clients' personalization partners who add the cardholder information, encode the chip, and ship the completed cards to cardholders

CompoSecure leases an aggregate of approximately 173,000 square feet in three (3) facilities, all located in Somerset, New Jersey (U.S.A.), within about a mile of each other, enabling CompoSecure to manufacture its products on an integrated basis across its facilities. CompoSecure uses high-security ground freight (such as armored vehicles) for delivery of finished Payment Cards to CompoSecure’s clients or, more frequently, directly to Personalization partners selected by CompoSecure’s clients. Personalization partners provide cardholder Personalization and fulfillment services.
Supply Chain
CompoSecure has developed and maintains a valuable and extensive network of suppliers, which provide CompoSecure with EMV® chips, various types of metal, adhesives, signature panels, magnetic stripes, Payment Network logos (including holographic) and other materials for Payment Card production. CompoSecure does not have any long-term purchase commitments for its supplies, and believes that the raw materials needed to produce its Payment Card products are available from multiple sources at reasonable prices, and does not anticipate any raw materials shortages. CompoSecure obtains its raw materials from suppliers located in the U.S., Japan, China, Italy and France. Primary suppliers for EMV® chips are leading semiconductor manufacturers. CompoSecure maintains constant vigilance concerning supply chain risks and evaluates alternate suppliers to assure availability, quality, performance, service, price and other features.

Intellectual Property
CompoSecure has extensive and global intellectual property rights, such as design and utility patents and patent applications, trade secrets, confidential information, trademarks, service marks, trade names, and copyrights. CompoSecure also maintains licensed rights to certain manufacturing technology relating to Dual-Interface antennae, and may, from time to time, enter into similar commercial agreements if needed or desirable for its manufacturing operations.
CompoSecure relies on a combination of registered (such as patents, trademarks, service marks, etc.) and unregistered (such as trade secrets, confidential information, etc.) programs for its intellectual property protection throughout the world. As of May 20, 2021, CompoSecure had more than 36 U.S. and foreign patents issued, more than 41 pending U.S. and foreign patent applications, 40 registered U.S. and foreign trademarks/service marks and 90 pending U.S. and foreign trademark/service mark applications. CompoSecure’s 41 distinct utility patent families have an average remaining lifetime of over 14 years (of their 20-year terms from filing date, assuming eventual grant and all annuities paid); its 6 design patent families have an average 95% of their remaining lifetime remaining (of 10 — 25 year terms, depending upon jurisdiction), and its registered trademarks/service marks have ten year terms renewable indefinitely with ongoing use. CompoSecure expects to continue to develop innovations for Payment Card form factor design, components and manufacturing methods, many of which are reflected in patent applications, which may include further technological innovations for the Arculus Cold Storage Wallet products.
Environmental Protection
CompoSecure’s manufacturing operations are subject to compliance with Federal, state and local environmental protection regulations, including those governing the emissions of pollutants into the air, wastewater discharges, the use and handling of hazardous substances, waste disposal, the investigation and remediation of soil and groundwater contamination. CompoSecure believes that its operations are in material compliance with environmental requirements and that environmental matters will not have a material adverse effect on its business, operations, financial condition or results of operations.
The metal raw material used in the manufacture of CompoSecure’s metal Payment Cards is typically comprised of mostly post-consumer recycled materials. In addition, CompoSecure believes that its Metal Form Factors permit a greater opportunity for recycling and/or repurposing expired Payment Cards as compared to plastic cards. Most of CompoSecure’s clients provide postage paid return shipping materials to their cardholders so that the expired cards are returned to the client for destruction/recycling (as metal Payment Cards cannot typically be shredded with consumer shredding machines).
Government Regulations
The Payments Industry is generally subject to extensive government regulation — both in the United States and internationally (where its products are sold, including in the UK, the EU and Asia) — and any new laws and regulations, or industry standards or revisions made to existing laws, regulations or industry standards (or changes in interpretations or enforcement) affecting the Payments Industry may materially or adversely affect CompoSecure’s business.
Metal Payment Card Solutions
As a Metal Form Factor supplier, CompoSecure has obtained and maintains certifications from the Payment Networks enabling CompoSecure to manufacture Payment Cards that operate on their networks. Payment Network certification requires compliance with the PCI Security Standards for physical card characteristics and for card manufacturing operations and facilities. The Payment Networks and their member financial institutions routinely update, generally expand and modify applicable requirements. Any changes in Payment Network rules or standards that increase the cost of doing business or limit CompoSecure’s ability to manufacture Payment Cards that operate on their networks may adversely affect the results of operations of CompoSecure’s business. CompoSecure is required to submit to periodic audits, self-assessments, or other assessments of its compliance with the PCI Security Standards. CompoSecure has maintained Payment Network certifications for many years and believes that it can continue to renew such certifications. CompoSecure also recognizes that the expensive and complex certification process, and the operational compliance required to obtain and maintain certification, acts as a significant barrier to new businesses seeking to enter the Payment Cards market.

CompoSecure ships certain of its products to customers (or their personalization partners) located in the UK, the EU and Asia. In connection with such shipments, CompoSecure is sometimes required to comply with import regulations and related procedures. In addition, the products which CompoSecure ships to non-U.S. locations are designed and manufactured to comply with the requirements of the Payment Networks located in those locations, including American Express, Visa, MasterCard and JCB, among others.
In addition, CompoSecure is prohibited from doing business with individuals, entities, countries, and territories that are targets of economic or trade sanctions that the U.S. Department of the Treasury’s Office of Foreign Assets Controls (“OFAC”), the U.S. Department of Commerce’s Bureau of Industry and Security, and various foreign authorities administer or enforce. If CompoSecure’s compliance programs are found to be deficient, it could lose key relationships with clients or their Personalization partners. Fines or penalties for violations of these rules may be severe and efforts to remediate any violations issues may be costly, may result in diversion of management and staff time and effort, and may still not guarantee compliance.
CompoSecure’s metal payment card fabrication business does not receive any cardholder personally identifiable information, as that information is handled directly by CompoSecure’s clients or their Personalization partners. As a result, CompoSecure’s Payment Card operations are not directly subject to compliance with federal, state and foreign privacy statutes and regulations relating to protection of such information.
Arculus
Cryptocurrency and Digital Assets are recent technological innovations, and the regulatory schemes to which these Digital Assets may be subject have not been fully explored or developed. Regulation of Digital Assets varies from country to country as well as within countries. In some cases, existing laws have been interpreted to apply to Digital Assets, while in other cases, jurisdictions have adopted laws, regulations or directives that specifically affect Digital Assets, and some jurisdictions have not taken any regulatory stance on Digital Assets and or have expressly declined to apply regulation. Accordingly, there is no clear regulatory framework applicable to our Arculus Cold Storage Wallet, or to Digital Assets, and laws that do apply at times may overlap.
As of the date of this Proxy Statement, the Arculus WalletTM supports the following Cryptocurrencies and other Digital Assets:
Cryptocurrency/Digital Asset	Support for Storage and Peer-to-Peer/Send & Receive	Support for Purchase and Swap Transactions
Bitcoin (BTC)	✓	✓
Bitcoin Cash (BCH)	✓	✓
Ethereum (ETH)	✓	✓
USD Coin (USDC)	✓	✓
TrueUSD (TUSD)	✓	✓
Wrapped BTC (WBTC)	✓	✓
Dai	✓	✓
Chainlink (Link)	✓	✓
Tether (USDT)	✓	✓
Maker (MKR)	✓	N/A
XRP	✓	N/A
Uniswap	✓	N/A
AAVE	✓	N/A
Compound (COMP)	✓	N/A
The Graph (G)	✓	N/A
CompoSecure expects that support for storage and peer-to-peer transfers, as well as support for purchase and swap transactions may, in the future, include additional or exclude previously supported

Cryptocurrencies and other Digital Assets. CompoSecure’s decisions on whether to support purchase and swap transactions in particular Cryptocurrencies or other Digital Assets will be based on a combination of consumer demand, technical integration capabilities, regulatory compliance third-party liquidity partner capabilities and management discretion. There is substantial regulatory uncertainty concerning whether certain Cryptocurrencies or other Digital Assets may be deemed “securities.” Cryptocurrencies or other Digital Assets determined to be securities under applicable laws would subject such assets to the regulatory framework of such laws, including (among others) registration requirements for the securities and licensing or registration requirements for businesses that trade in such securities. In order to determine whether a particular Cryptocurrency or other Digital Asset is a security prior to supporting purchase and swap transactions on the Arculus Platform in such Cryptocurrency or other Digital Asset, CompoSecure relies upon legal and regulatory analysis of legal counsel with expertise in the Digital Asset industry. This legal and regulatory analysis is informed not only by existing U.S. federal securities law, including caselaw, but also takes into account relevant U.S. federal and state enforcement actions, guidance and commentary of relevant U.S. regulators and staff thereof — including speeches and published securities law frameworks, other published analyses and ratings by market participants, securities litigation, those digital assets listed by what CompoSecure believes to be respected Digital Asset trading platforms, published news and other data and materials that may from time to time become available to CompoSecure. Accordingly, CompoSecure’s determinations concerning which Cryptocurrencies and other Digital Assets are likely to be securities is updated regularly, in light of ongoing developments, and CompoSecure expressly reserves the right (as reflected in its terms and conditions) to discontinue purchase and swap transaction support for any Cryptocurrencies and other Digital Assets, should CompoSecure determine that such Cryptocurrencies or other Digital Assets have a meaningful risk of being characterized as securities (i.e., that there is a current reasonable likelihood that U.S. regulators or judicial authorities definitively determine, through legislation, rulemaking, case law or enforcement activity, that a particular Cryptocurrency or other Digital Asset is a security under the federal securities laws). To date, based on such analysis, including guidance and commentary of the SEC and its staff, CompoSecure has determined that the Cryptocurrencies or other Digital Assets for which the Arculus WalletTM supports purchase and swap transactions (see the “Support for Purchase and Swap Transactions” column in the chart on page 170) are presently not subject to a meaningful near-term risk of being determined to be securities. It is not presently anticipated that the Arculus WalletTM would support purchase and swap transactions in XRP or other Cryptocurrencies or other Digital Assets (see “Support for Purchase and Swap Transactions” column in the chart on page 170) which CompoSecure believes have a current and meaningful risk of being characterized as securities under the federal securities laws, unless CompoSecure determines in the future to partner with a third-party securities broker/dealer or to, itself, register as a securities broker/dealer. CompoSecure does not believe the storage and peer-to-peer/send & receive functionality provided by the Arculus WalletTM involves purchases, sales or other transactions effected by CompoSecure (or any party other than the sender and the recipient). Further, CompoSecure is not compensated for such user-directed activities. However, it is possible that regulators may determine that user-directed peer-to-peer transfers using the Arculus WalletTM would require registration and compliance with broker-dealer and/or securities exchange regulations. While the methodology CompoSecure has used, and expects to continue to use, to determine if purchase and swap transactions in particular Cryptocurrencies or other Digital Assets will be supported in the Arculus Platform is ultimately a risk-based assessment, it does not preclude legal or regulatory action based on the presence of a security. Further, if CompoSecure is found to be in violation of the federal securities laws, CompoSecure could be subject to significant monetary penalties, censure or other actions that may have a material and adverse effect on CompoSecure.
CompoSecure does not expect to directly buy, swap or exchange Cryptocurrencies for its Arculus customers. Instead, all purchase and swap transactions by consumers using the Arculus WalletTM, including exchanging fiat currencies for Cryptocurrencies (and vice versa) and exchanging one Cryptocurrency for another Cryptocurrency, are expected to be executed between the consumer and one or more third-party liquidity partners, such as Simplex and Changelly. To the extent popular Cryptocurrencies are designated by regulators as securities or commodities, CompoSecure may need to partner with third-party registered securities or commodities brokers or dealers to facilitate purchase and swap transactions by Arculus customers. If CompoSecure is not able to obtain such partnering arrangements, and does not itself register as a broker or dealer, the inability to support purchase and swap transactions in such Cryptocurrencies could have a material adverse effect on CompoSecure’s business, financial condition and results of operations.
It is possible that any jurisdiction may, in the near or distant future, adopt laws, regulations, interpretations, policies, rules or guidance directly or indirectly affecting a Digital Asset network, generally, or restricting the right to acquire, own, hold, sell, convert, trade, or use Digital Assets, or to exchange Digital Assets for either fiat currency or other virtual currency. It is also possible that government authorities may claim ownership over mathematical Digital Asset network source codes and protocols or law enforcement agencies (of any or all jurisdictions, foreign or domestic) may take direct or indirect investigative or prosecutorial action related to, among other things, the use, ownership or transfer of virtual currencies, resulting in a change to its value or to the development of a Digital Asset network.
As Digital Assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies, including FinCEN, have been examining the operations of Digital Asset networks, with particular focus on the extent to which Digital Assets can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises and the safety and soundness of exchanges or other service providers that take custody of Digital Assets for users. Many of these state and federal agencies have issued consumer advisories regarding the risks posed to investors in Digital Assets. In addition, federal and state agencies, and other regulatory bodies in other countries have issued rules or guidance about the treatment of Digital Asset transactions or requirements for businesses engaged in Digital Asset activity. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against Digital Asset businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from Digital Asset activity with respect to Digital Assets. Accordingly, government authorities may engage in future actions that interpret existing laws and regulations, or propose new ones, to regulate certain Wallet providers as intermediaries in Cryptocurrency transactions. In addition, governments or regulatory authorities may impose new or additional licensing, registration or other compliance requirements on participants in the Digital Asset industry, which may include CompoSecure’s present or future Arculus Platform activities. For an additional discussion of regulatory risks related to future government actions, please see “Risk Factors — Regulatory changes or actions may restrict the use of the Arculus Wallet or Cryptocurrencies in a manner that adversely affects CompoSecure’s business, prospects or operations”. These ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the nature of an investment in Digital Asset derivatives and/or the ability of the Arculus Platform to continue to operate.
Various foreign jurisdictions may adopt policies, laws, regulations or directives that affect Digital Assets or a Digital Asset network, generally. The effect of any existing regulation or future regulatory change on the Arculus Platform or Digital Assets is impossible to predict, but such change could be substantial and adverse to the Arculus Platform. Various foreign jurisdictions have, and may continue to in the near future, adopt laws, regulations or directives that affect Digital Assets, particularly with respect to Digital Asset exchanges and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of Digital Assets by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the Digital Asset economy in these jurisdictions as well as in the United States and elsewhere, or otherwise negatively affect the value of Digital Assets.
Employees
As of August 2021, CompoSecure had approximately 638 employees, all of whom were full-time employees, performing the following primary functions (on an approximate basis):
•
577 in manufacturing;

•
17 in research and development;

•
16 in sales and marketing; and

•
28 in finance, human resources, information technology and administration.

With CompoSecure’s significant growth rate, expansion of staff has been continuous, as well as process innovations and automation to streamline operations. CompoSecure considers relations with its employees to be good and has never experienced any work stoppages or strikes as a result of labor disputes.
Facilities
CompoSecure maintains three (3) leased facilities, as set forth below. CompoSecure believes its current facilities are suitable and adequate for its current and presently contemplated operations and production capacity needs and recognizes that future operations may require expanded and/or additional production capacity.

Location	Operations	Approx. Square Footage
Somerset, New Jersey (Pierce Street)	Executive offices, Sales, Finance, Quality Assurance, Design, Marketing and Production	116,000
Somerset, New Jersey (Memorial Drive)	Quality Assurance, Production	46,000
Somerset, New Jersey (Apgar Drive)	Prelams and Subassembly Production	11,000
Legal Proceedings
As of August 2021, CompoSecure was not a party to, nor were any of its properties the subject of, any material pending legal proceedings, other than ordinary routine claims incidental to the business. In May 2021, the Company received from a former independent sales representative a notice of dispute with respect to whether commissions are due and owing on product sales to certain of the Company’s customers which, if successful, could require payments ranging from $4,000,000 to $10,000,000 plus costs and expenses, together with additional commission payments on future sales, if any, to such customers. The Company does not believe these commissions are owed, and intends to vigorously oppose this claim, which may include legal proceedings. It is possible that CompoSecure may, in the future, be subject to this and other legal proceedings, lawsuits and other claims in the ordinary course of operating its business, which could have a material adverse effect on CompoSecure’s business, operations, financial condition or results of operations.

EXECUTIVE AND DIRECTOR COMPENSATION OF COMPOSECURE
This section discusses the material components of the executive compensation program for CompoSecure’s named executive officers who are identified in the 2020 Summary Compensation Table below. This discussion may contain forward-looking statements that are based on CompoSecure’s current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt following the completion of the merger may differ materially from the existing and currently planned programs summarized or referred to in this discussion.
Overview
We have opted to comply with the executive compensation disclosure rules applicable to emerging growth companies, as Roman DBDR is an emerging growth company. The scaled down disclosure rules are those applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act, which require compensation disclosure for our principal executive officer and our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers as of December 31, 2020. These individuals are referred to as CompoSecure’s “named executive officers.” For 2020, our named executive officers were:
•
Jonathan Wilk, Chief Executive Officer

•
Timothy Fitzsimmons, Chief Financial Officer

•
Adam Lowe, Chief Innovation Officer

2020 Summary Compensation Table
The following table presents information regarding the compensation of CompoSecure’s named executive officers for services rendered during the fiscal year ended December 31, 2020:
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	All Other Compensation ($)(3)	Total ($)
Jonathan Wilk Chief Executive Officer	2020	447,359	326,462	4,072,151	4,845,972
Timothy Fitzsimmons Chief Financial Officer	2020	309,804	110,155	2,044,724	2,464,683
Adam Lowe Chief Innovation Officer	2020	257,743	150,000	1,632,666	2,040,409

(1)
Reflects actual base salary amounts paid for 2020.

(2)
Reflects annual cash bonuses paid for 2020 pursuant to CompoSecure’s discretionary annual cash incentive program, as described in greater detail below under “Executive Compensation Program Elements — Annual Incentive Compensation Program.”

(3)
Reflects the following components of All Other Compensation:

Named Executive Officer	Distributions & Payments(a)(b)	Company Matching Contribution to 401(k) Plan	Life Insurance Premium	Car Allowance	Cell Phone Allowance	Total
Jonathan Wilk	$4,061,602	$9,975	$574	—	—	$4,072,151
Timothy Fitzsimmons	$2,030,799	$9,975	$1,750	$1,600	$600	$2,044,724
Adam Lowe	$1,624,645	$6,941	$480	—	$600	$1,632,666

(a)
Represents pro rata cash distributions to Mr. Wilk as a holder of outstanding CompoSecure units in the aggregate amount of approximately $4,061,602 during 2020.

(b)
Represents, for Messrs. Fitzsimmons and Lowe, discretionary special cash payments in the amounts of $2,030,799 and $1,624,645, respectively, during 2020 to these named executive officers as holders of options to purchase CompoSecure units in recognition of pro rata cash distributions made to the holders of CompoSecure’s outstanding units.
Executive Compensation Program Elements
CompoSecure’s executive compensation program consists of the elements described below.
Base Salaries
Base salary is a fixed element within a total compensation package intended to attract and retain the talent necessary to successfully manage CompoSecure’s business and execute its business strategies. Base salaries for CompoSecure’s named executive officers are established based on the scope of their responsibilities, taking into account relevant experience, internal pay equity, tenure, CompoSecure’s ability to replace the individual, and other factors deemed relevant. Each named executive officer’s employment agreement sets forth the terms of his base salary. Please see “Executive Agreements” below.
Annual Cash Bonuses
CompoSecure does not currently maintain any formalized, company-wide annual cash bonus plan or program. CompoSecure provides annual bonuses to its executive officers, including the named executive officers, based on performance for the completed fiscal year on a discretionary basis. At the beginning of each fiscal year, the Board sets corporate and individual goals and objectives for each executive officer, including target bonus potential. At the end of each fiscal year, the Board holistically reviews and assesses the performance of CompoSecure and each individual executive officer and determines an appropriate bonus amount, on a discretionary basis, to be paid to its executive officers. For fiscal 2020, Mr. Wilk received a bonus of $326,462, Mr. Fitzsimmons received a bonus of $110,155, and Dr. Lowe received a bonus of $150,000.
Special Bonuses and Unit Distributions
During fiscal 2020, each of Messrs. Fitzsimmons and Lowe received special cash bonuses in the amount of $2,030,799 and $1,624,645, respectively. Messrs. Fitzsimmons and Lowe received these distributions in their capacity as holders of options to purchase CompoSecure units in recognition of cash distributions made to the holders of CompoSecure’s outstanding units. Mr. Wilk did not hold any options to purchase CompoSecure units during 2020, but received pro rata distributions as a holder of outstanding units in the aggregate amount of approximately $4,061,602 during 2020.
Merger Agreement
On April 19, 2021, CompoSecure entered into the Agreement and Plan of Merger, which was later amended on May 25, 2021, described elsewhere in this proxy statement. As a result of the Merger Agreement, Roman Parent Merger Sub, LLC will merge with and into CompoSecure and as a result, CompoSecure will become a subsidiary of Roman DBDR. Please see the section entitled “Executive Compensation —  CompoSecure — Potential Payments upon Termination or Change in Control” below for further information regarding the Merger Agreement.
Retirement Benefits
CompoSecure sponsors the CompoSecure, LLC 401(k) Plan (the “401(k) Plan”), which is a tax-qualified defined contribution retirement plan. We match: (i) 100% of up to 1% of the individual’s compensation, plus (ii) 50% for amounts that exceed 1% of the individual’s compensation up to 6% of the individual’s compensation. The 401(k) Plan is intended to be qualified under Section 401(a) of the Internal Revenue Code, with the 401(k) Plan’s related trust intended to be tax exempt under Section 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) Plan. The named executive officers participate on the same terms as CompoSecure’s other participating employees.
Executive Agreements
The material terms of each named executive officer’s current employment agreement are described below:

Mr. Wilk, Chief Executive Officer, entered into an employment agreement with CompoSecure in March 2016, which was amended in May 2017. Mr. Wilk’s agreement provides for base compensation with eligibility for annual increases, annual cash bonus, and for the granting of certain equity interests that are described below under “Incentive Units.” Mr. Wilk’s agreement also provides for participation in all of CompoSecure’s normal and customary benefit plans, such as medical benefits and the 401(k) plan.
Mr. Fitzsimmons, Chief Financial Officer, entered into an employment agreement with CompoSecure in June 2014, which was amended in May 2015 and May 2020. Mr. Fitzsimmons’ agreement provides for base compensation with eligibility for annual increases, annual cash bonus, and the granting of certain incentive options under the CompoSecure, L.L.C. Amended and Restated Equity Incentive Plan (the “Incentive Plan”) as described in greater detail in the “Outstanding Equity Awards at December 31, 2020” table below. Mr. Fitzsimmons’ agreement also provides for participation in all of CompoSecure’s normal and customary benefit plans, such as medical benefits and the 401(k) plan.
Dr. Lowe, Chief Innovation Officer, entered into an employment agreement with CompoSecure in May 2015, which was amended in May 2017, May 2018, June 2018 and September 2019. Dr. Lowe’s agreement provides for base compensation with eligibility for annual increases, annual cash bonus, and eligibility for equity awards under the Incentive Plan, including the granting of certain incentive options described in greater detail in the “Outstanding Equity Awards at December 31, 2020” table below. Dr. Lowe’s agreement also provides for participation in all of CompoSecure’s normal and customary benefit plans, such as medical benefits and the 401(k) plan.
In anticipation of closing of the Merger Agreement, CompoSecure is currently preparing new employment agreements for each executive officer, including the named executive officers.
Outstanding Equity Awards at December 31, 2020
The following table summarizes the option and option-equivalent awards granted by CompoSecure to its named executive officers pursuant to the Incentive Plan and the terms of each named executive officer’s employment agreement that were outstanding as of December 31, 2020:
Named Executive Officer	Grant Date	Number of Class C Units Underlying Unexercised Options (#) Exercisable	Number of Class C Units Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Jonathan Wilk	5/11/2017	1,833.33	—(1)(2)	—	—
	5/11/2017	427.77	183.34(1)(3)	—	—
Timothy Fitzsimmons	5/11/2015	1,222.22(4)	—	0.76	5/11/2025
Adam Lowe	5/15/2015	488.89(5)	—	0.76	5/15/2025
	10/9/2018	295.11(6)	193.78	$2,987.50	10/9/2028

(1)
Mr. Wilk’s equity awards consist of Incentive Units, which are intended to be profits interests for federal income tax purposes. For more information on the Incentive Units, see “— Incentive Units,” below. Despite the fact that the Incentive Units do not require the payment of an exercise price or have an option expiration date, we believe they are substantially similar to stock options and, as such, they are reported in this table as “Option” awards, under the definition provided in Item 402(a)(6)(i) of Regulation S-K as an instrument with an “option-like feature.” Awards reflected as “Unexercisable” are Incentive Units that have not yet vested. Awards reflected as “Exercisable” are Incentive Units that have vested and remain outstanding.

(2)
Represents an award of 1,833.33 Incentive Units of CompoSecure granted on May 11, 2017. The vesting start date for these Incentive Units was March 28, 2016. Subject to the terms and conditions described in the grant agreement, 20% of the Incentive Units became exercisable on the first anniversary of the vesting start date and 10% of the Incentive Units became exercisable on the date six (6) months after the first anniversary of the vesting start date and on such date every six (6) months thereafter, through the fifth anniversary of the vesting start date.

(3)
Represents an award of 611.11 Incentive Units of CompoSecure granted on May 11, 2017. Subject to the terms and conditions described in the grant agreement, 20% of the Incentive Units became exercisable on the first anniversary of the grant date and 10% of the Incentive Units become exercisable on the date six (6) months after the grant date and on such date every six (6) months thereafter, through the fifth anniversary of the grant date.
(4)
Subject to the terms and conditions of the Incentive Plan, 60% of Mr. Fitzsimmons’ options became exercisable on the fourth anniversary of the grant date and the remaining 40% became exercisable on the fifth anniversary of the grant date.

(5)
Subject to the terms and conditions of the Incentive Plan, 25% of Dr. Lowe’s options became exercisable on the first anniversary of the grant date and the remaining options vested in increments of 2.08% beginning on the date that was one month after the grant date and on such date every month thereafter, through the fourth anniversary of the grant date.

(6)
Subject to the terms and conditions of the Incentive Plan, 25% of Dr. Lowe’s options became exercisable on the first anniversary of the grant date and the remaining options vested in increments of 2.08% beginning on the date that was one month after the grant date and on such date every month thereafter, through the fourth anniversary of the grant date.

Incentive Units
CompoSecure adopted the Incentive Plan in 2015, as amended and restated effective July 2016, to award certain service providers of CompoSecure with equity in order to attract and retain talent. Certain managers, officers, employees, consultants or other service providers of CompoSecure were eligible to receive Incentive Units, restricted or unrestricted Class C Units, options to purchase Class C Units, and Class C Unit Appreciation Rights (“UARs”) pursuant to the terms of the Incentive Plan. The Incentive Units were intended to constitute “profits interests” within the meaning of Revenue Procedures 93-27 and 2001-43, and provide an immediate and significant alignment between Mr. Wilk and CompoSecure’s business. As profits interests, the Incentive Units have no value for tax purposes on the date of grant, but instead are designed to gain value only after holders of certain other classes of equity in CompoSecure have received a certain threshold level of returns. Further, in accordance with the terms and conditions of the Incentive Plan, options to purchase Class C Units must be granted with an exercise price at least equal to the fair market value of the Class C Units as of the date of grant. UARs granted under the Incentive Plan entitled recipients to receive a payment (either in cash or units) equal to (i) the excess of (A) the fair market value on the exercise date of one Class C Unit over (B) the base price of each Class C Unit (which cannot be less than fair market value on the grant date), times (ii) the number of Class C Units awarded, or portion thereof, which is exercised. All options and UARs awarded under the Incentive Plan expire after 10 years, if not earlier terminated or exercised in accordance with the terms of the Incentive Plan. Expired, terminated, and forfeited awards under the Incentive Plan are recycled back into the Incentive Plan, so that they are available to grant future awards under the plan. However, if the shareholders approve the Business Combination and the Incentive Plan, in connection with the Business Combination, all Class C Units and Incentive Units available for grants under the Incentive Plan at the time of the Closing will be made available for new award grants under the Incentive Plan and no further awards will be granted under the Incentive Plan.
Mr. Wilk was granted Incentive Units pursuant to the terms and conditions set forth in the Employee LLC Agreement, the Incentive Plan, and his employment agreement, as reflected in the “Outstanding Equity Awards at December 31, 2020” table above. The number of Incentive Units granted to Mr. Wilk was based upon the provision in his employment agreement generally granting him the right to an equity interest equal to 2.0% of CompoSecure’s outstanding units on the date of grant. For information about treatment of the Incentive Units upon termination of employment or a liquidation event, please see “Severance and Change in Control Arrangements” below.
Severance and Change in Control Arrangements
The following paragraphs describe potential payments and other benefits that would have been received or receivable by each named executive officer under the officer’s employment agreement or related plans and agreements if employment had been terminated under various circumstances on December 31, 2020:
Jonathan Wilk
Pursuant to Mr. Wilk’s employment agreement, if his employment is terminated for “Cause” or if Mr. Wilk resigns without “Good Reason,” as those terms are defined therein, Mr. Wilk will receive any compensation earned but not paid through the effective date of his termination. If Mr. Wilk is terminated without Cause, his employment is not renewed at the end of the term set forth in his employment agreement, or Mr. Wilk resigns with Good Reason, then subject to Mr. Wilk’s execution and non-revocation of a general release of all claims as described in his employment agreement, he will be eligible to receive his then-current base salary for a period of six (6) months and payment or reimbursement of any costs under COBRA in connection with continuing health coverage for Mr. Wilk and his dependents for six (6) months, which would have aggregated to approximately $11,325 as of December 31, 2020, and his Incentive Units that have not yet become exercisable will become exercisable. If Mr. Wilk’s employment is terminated due to death or disability, Mr. Wilk will be entitled to receive salary, benefits, and reimbursable expenses owed to him through the date of termination.
Mr. Wilk’s Incentive Units that have not yet vested will become vested immediately prior to closing pursuant to the terms of his award agreement.
Timothy Fitzsimmons
Pursuant to Mr. Fitzsimmons’ employment agreement, if his employment is terminated for “Cause,” as that term is defined therein, or if Mr. Fitzsimmons resigns, Mr. Fitzsimmons will receive any compensation earned but not paid prior to the effective date of his termination. If Mr. Fitzsimmons is terminated other than for Cause, Mr. Fitzsimmons will be eligible to receive his then-current base salary for a period of six months. If Mr. Fitzsimmons’ employment is terminated due to death or disability, Mr. Fitzsimmons will be entitled to receive salary, benefits, and reimbursable expenses owed to him through the date of termination. All of Mr. Fitzsimmons’ options have vested.
Adam Lowe
Pursuant to Dr. Lowe’s employment agreement, if his employment is terminated for “Cause” or if Dr. Lowe resigns without “Good Reason,” as those terms are defined therein, Dr. Lowe will be entitled to receive (i) any and all earned but unpaid base salary and earned but unused vacation and other paid time off through the date of termination (the “Accrued Compensation”); (ii) reimbursement for unreimbursed business expenses incurred through the date of termination; and (iii) such employee benefits, if any, as to which Dr. Lowe may be entitled under CompoSecure’s employee benefit plans as of the date of termination. If Dr. Lowe is terminated without Cause or resigns for “Good Reason,” as that term is defined in Dr. Lowe’s employment agreement, he will be entitled to receive (i) the Accrued Compensation, (ii) a prorated bonus payment equal to his maximum annual bonus target amount for the calendar year in which the termination occurs and a fraction, the numerator of which is the number of days in such calendar year preceding the date of the termination of his employment and the denominator of which is 365; (iii) reimbursement for unreimbursed business expenses incurred through the date of termination; (iv) such employee benefits, if any, as to which Dr. Lowe may be entitled under CompoSecure’s employee benefit plans as of the date of termination; (v) a lump sum amount equal to six months of his then-current base salary; and (vi) a lump sum payment in the amount of the COBRA premiums payable for COBRA continuation coverage for Dr. Lowe and his family for the six (6) months after the date of termination, which would have aggregated to approximately $3,207 as of December 31, 2020. If Dr. Lowe’s employment is terminated due to death or disability, Dr. Lowe will be entitled to receive salary, benefits, and reimbursable expenses owed to him through the date of termination. If Dr. Lowe’s employment is terminated within twelve (12) months of a “Change in Control,” as that term is defined in Dr. Lowe’s employment agreement, Dr. Lowe will be eligible to receive the same compensation as if his employment had been terminated without Cause or if he had resigned for Good Reason.
Impact of the Merger Agreement
The following table and the related footnotes present information about the compensation payable to the named executive officers of CompoSecure in connection with the Merger Agreement. The amounts indicated below are estimates based upon multiple assumptions that may or may not actually occur (including assumptions described in this proxy statement). Some of these assumptions are based on information currently available and, as a result, the actual amounts, if any, to be received by a named executive officer may differ from the amounts set forth below.

Named Executive Officer	Cash Consideration	Equity Consideration	Total ($)
Jonathan Wilk	$6,376,782(1)	$9,198,280(1)	$15,575,062(2)
Timothy Fitzsimmons	$3,446,969(3)	$4,973,580(4)	$8,420,549
Adam Lowe	$2,147,586(3)	$3,098,719(4)	$5,256,305

(1)
These amounts represent the estimated aggregate dollar value of the Incentive Units, which at closing will be fully vested, that are automatically canceled and will convert to a right to receive the applicable portion of: (i) the Cash Merger Consideration, (ii) newly-issued Class B membership units of CompoSecure; and (iii) shares of newly-issued Class B Common Stock of the Company (including the Earnout Consideration, if any), assuming no redemption by Roman DBDR’s stockholders. The exact number of Class B Common Units shall be determined in accordance with the Merger Agreement which contemplates the aggregate number of Class B Common Units to be issued by the Company shall equal (A) (i) the Equity Value (as defined in the Merger Agreement) minus (ii) the Cash Merger Consideration (as defined in the Merger Agreement) divided by (B) $10.00.

(2)
These amounts do not reflect amounts to be received under a tax receivable agreement to be entered into by the Company, CompoSecure and holders of interests in CompoSecure prior to the closing of the transactions contemplated by the Merger Agreement, including Mr. Wilk, pursuant to which the Company will be required to pay, to such participating holders of interests in CompoSecure, 90% of the amount of savings, if any, in U.S. federal, state and local income tax that the Company actually realizes as a result of the utilization of certain tax attributes.

(3)
These amounts represent the estimated aggregate dollar value of the options that, whether vested or unvested, automatically terminate and convert to a right to receive a cash payment equal to the difference between (A) the Cash Merger Consideration (excluding the Tax Receivable Amount) allocable in respect of a Unit underlying such option and (B) the per Unit exercise price (without interest and subject to the deduction and withholding of such amounts as are required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law), which assumes no redemptions by Roman DBDR’s stockholders.

(4)
These amounts represent the estimated aggregate dollar value of the options that, whether vested or unvested, will be assumed by Parent and each such option shall be converted into, and represent only, an option to purchase shares of Class A Parent Common Stock (the “Converted Options”), as well as the amount of Earnout Consideration allocable in respect of the option as set forth on the Merger Consideration Schedule, assuming no redemptions by Roman DBDR’s stockholders. Each Converted Option shall continue to have and be subject to substantially the same material terms and conditions as were applicable to such Converted Option immediately before the Merger Effective Time (including expiration date, vesting schedule and exercise provisions), in all cases subject to restrictions related to the issuance of shares under applicable Law, except that (i) each Converted Option shall be exercisable for, and represent the right to acquire, that number of shares of Class A Parent Common Stock equal to the product (rounded down to the nearest whole number) of (A) the number of Units subject to the Converted Option immediately before the Merger Effective Time multiplied by (B) the Equity Award Exchange Ratio; and (ii) the per share exercise price for each share of Class A Parent Common Stock issuable upon exercise of the Converted Option shall be equal to the quotient of (X) the exercise price per Unit of such Converted Option immediately before the Merger Effective Time divided by (Y) the Equity Award Exchange Ratio (rounding the resulting exercise price up to the nearest whole cent); provided, however, that the exercise price and the number of shares of Class A Parent Common Stock purchasable under each Converted Option shall be determined in a manner consistent with the requirements of Section 409A of the Code and the applicable regulations promulgated thereunder.

Director Compensation
Members of CompoSecure’s Board of Managers did not receive compensation for their Board services, other than the grant in 2016 of options to purchase units to Philippe Tartavull, an independent member of the Board of Managers. In addition, CompoSecure has reimbursed members of the Board of Managers for expenses incurred in attending meetings of the Board of Managers and/or its committees.

EXECUTIVE OFFICERS AND KEY EMPLOYEES OF COMPOSECURE
The following table sets forth certain information regarding CompoSecure’s executive officers and key employees as of November 15, 2021. CompoSecure expects that these executive officers and key employees will continue as executive officers and key employees following the Business Combination.
Name	Age	Position(s) Held
Jonathan Wilk	53	Chief Executive Officer
Timothy Fitzsimmons	58	Chief Financial Officer
Gregoire (Greg) Maes	49	Chief Operating Officer
Adam Lowe	36	Chief Innovation Officer
Stephen Luft	69	Vice President, Global Head of Sales
Lewis Rubovitz	47	Vice President, Head of Strategy & Business Development
Mr. Jonathan Wilk has led CompoSecure for over five years, serving as CompoSecure’s Chief Executive Officer since May 2017, having joined in March 2016 as President and Chief Revenue Officer. He brings more than 25 years of banking, consulting, and private equity operating experience. Prior to joining CompoSecure, from January 2014 to October 2015, he served as the President of Paychoice, a leading SaaS-based payroll company. Prior to PayChoice, from 2011 to 2013, Mr. Wilk was with JPMorgan Chase, where he joined as the Head of Product and Chief Marketing Officer for the Consumer Bank. He was responsible for checking, savings, debit, and prepaid products as well as brand and advertising and sponsorships for consumer banking. Prior to that, Mr. Wilk held several senior positions at Bank of America Merrill Lynch between 2003 and 2011, including the Global Head of Product for Treasury Services and the Head of Consumer and Small Business Deposits. Prior to his banking experience, Mr. Wilk was a management consultant with firms including Booz, Allen and Hamilton and Mercer Management Consulting. Mr. Wilk holds an MBA from the Kellogg Graduate School of Management at Northwestern University with majors in Strategy, Marketing, and Finance and a BS in Business Management from Pennsylvania State University.
Mr. Timothy Fitzsimmons has served as CompoSecure’s Chief Financial Officer since July 2014, bringing more than 30 years’ experience in accounting and finance. Prior to joining CompoSecure, Mr. Fitzsimmons served from 2009 to July 2014 as President and founder of Your CFO & Controller LLC, a consulting firm. Prior to that, he was the Vice President Controller and Strategic Initiatives at Title Resource Group, a national title insurance agency and real estate closing coordination company. Prior to that, he was Chief Financial Officer of Vanguard Modular Building Leasing. Previously, he was Global Controller of GE Capital Modular Space Leasing, and Controller of North American operations for Gemplus Corporation, a plastic transaction card manufacturer. Mr. Fitzsimmons began his career with Coopers & Lybrand in New York City where he earned his CPA certificate in 1985. In 1989, he joined DataCard in Minneapolis, MN as part of the Corporate Finance team before becoming the Controller of Plastic Card Operations for DataCard North America in 1991. Four years later, Mr. Fitzsimmons joined GE Capital as Global Controller of their modular leasing business, earning his Six Sigma Blackbelt Certification and managing a global finance team. Mr. Fitzsimmons holds an MBA with a finance concentration from Drexel University and a BS in accounting from St. John’s University in New York.
Mr. Gregoire (Greg) Maes joined CompoSecure as Chief Operating Officer in January 2020, contributing 25 years of experience with several global card manufacturers. Before joining CompoSecure, from 2014 to January 2020, he served as Global Chief Operating Officer for ABCorp, a leading provider of products and services for the commercial, financial, government & not-for-profit and healthcare sectors. Prior to that, he served as Service Center Operations Director Asia Pacific at Oberthur Technologies from 2013 to 2014, and as COO for ABnote Australia Pty Ltd from 2007 to 2013. Mr. Maes has a Chemistry and Physics degree from the Graduate School of Chemistry and Physics of Bordeaux, France.
Dr. Adam Lowe has served as CompoSecure’s Chief Innovation Officer since January 2020, having joined CompoSecure as a Senior Materials Development Engineer in January 2014 and serving in several roles of increasing responsibility on CompoSecure’s research and development team from May 2015 to January 2016, leading to promotion to Vice President, R&D in June 2018, and then Chief Innovation Officer in January 2020. In addition, he served as Adjunct Fellow at Syracuse University’s Forensic and National

Security Sciences Institute from 2012 to 2018. Prior to joining CompoSecure, he served as Principal Research Scientist from 2011 to 2013 at SRC, a not-for-profit research and development company. Dr. Lowe earned a MBA from the Cornell Johnson Graduate School of Management, a PhD in microbiology from Cornell University, and a degree in biology from Salisbury University.
Mr. Stephen Luft has served as CompoSecure’s Vice President, Global Head of Sales since February 2012. Before joining CompoSecure, from 1997 to 2012 he served in various roles at OpSec Security, Inc., most recently as Director of Customer Solutions. Mr. Luft holds an MBA in International Business and Finance from Indiana University and a BS in International Economics from Georgetown University.
Mr. Lewis Rubovitz has served as CompoSecure’s Vice President, Head of Strategy & Business Development since November 2018, bringing over 15 years of industry experience. Prior to joining CompoSecure, he was VP Finance — Global Commercial Payments, Product Development, Marketing, & International at American Express from 2013 to 2018, prior to which he held several other positions at American Express. Before that, he served as a senior financial analyst at Revlon from 1999 to 2003, and as a senior sales and marketing analyst at CR Bard from 1996 to 1999. Mr. Rubovitz holds an MBA from the Stern School of Business at New York University, majoring in Marketing and Finance along with a BBA in Marketing from Emory University’s Goizueta Business School.

MANAGEMENT OF THE COMBINED ENTITY FOLLOWING THE BUSINESS COMBINATION
Management and Board of Directors
The Company anticipates that the current executive officers of CompoSecure will become executive officers of the Combined Entity following the Business Combination. For biographical information concerning the current executive officers of CompoSecure, who the Company anticipates will become the executive officers of the Combined Entity, please see the section entitled “Information About CompoSecure — Executive Officers and Senior Management Team.” The following persons are anticipated to be the directors and executive officers of the Combined Entity, which will be renamed “CompoSecure, Inc.” following the Business Combination:
Name	Age	Position
Mitchell Hollin	59	Director, Chairman of the Board of Directors
Michele Logan	55	Director
Donald G. Basile	55	Director
Niloofar Razi Howe	53	Director
Brian Hughes	62	Director
Jane J. Thompson	70	Director
Jonathan Wilk	53	Chief Executive Officer and Director
Timothy Fitzsimmons	58	Chief Financial Officer
Gregoire (Greg) Maes	49	Chief Operating Officer
Adam Lowe	36	Chief Innovation Officer
Stephen Luft	69	Vice President, Global Head of Sales
Lewis Rubovitz	47	Vice President, Head of Strategy & Business Development
Information about Anticipated Executive Officers and Directors Upon the Closing of the Business Combination
Upon the closing of the Business Combination, we anticipate increasing the size of our Board from six directors to up to seven directors. Our Board believes it is in the best interests of the CompoSecure for the Board to be classified into three classes, each comprising as nearly as possible one-third of the directors to serve three-year terms. If Proposal No. 5 is approved at the Special Meeting, each of our Class I directors will have a term that expires at the Combined Entity’s annual meeting of stockholders in 2022, each Class II director will have a term that expires at the Combined Entity’s annual meeting of stockholders in 2023 and each Class III director will have a term that expires at the Combined Entity’s annual meeting of stockholders in 2024, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.
Mr. Mitchell Hollin — Since 2000, Mr. Hollin has served as a partner at LLR Partners, a middle market private equity firm committed to creating long-term value by growing its portfolio companies. Prior to joining LLR, Mitchell co-founded and served as Managing Director of Advanta Partners, a private equity firm focused on the financial services industry. His experience with private equity began while an Associate with Patricof and Co. Ventures, now Apax Partners. In addition to active board roles in connection with certain current LLR investments, Mr. Hollin also served on the Board of Heartland Payment Systems (NYSE: HPY) beginning in 2001 and later became Lead Director. Following the sale of Heartland to Global Payments (NYSE: GPN) in 2015, Mitchell served on the Board of Global Payments until its merger with TSYS (NYSE: TSS) in 2019, which formed one of the leading worldwide providers of payment technology services and software. Mr. Hollin holds a BS from the University of Pennsylvania and an MBA from the Wharton School of the University of Pennsylvania.
Ms. Michele Logan — From 2017 to February 2021, Ms. Logan, one of CompoSecure’s founders, served as the Executive Chairman of CompoSecure from May 2017 to February 2021, as CEO from May 2012 to May 2017, and Vice President, General Manager from 2002 to 2012. Prior to founding CompoSecure, she began her career as a computer programmer analyst at Prudential Insurance. Ms. Logan graduated from Boston University with a BA in Computer Science and minor in Business Administration. She also holds an MBA degree from Fairleigh Dickinson University in Industrial Management.
Dr. Donald G. Basile — has served as our Chairman and Co-Chief Executive Officer since inception. Dr. Basile has also served as an executive officer and director at Monsoon Blockchain Corporation since November 2019 and as a director of GIBF, GP Inc. since September 2018. Dr. Basile previously served as a director of Violin Memory, Inc. from April 2009 to January 2014 and as its Chief Executive Officer from April 2009 to December 2013. He also served as Chief Executive Officer of FusionIO from January 2008 to March 2009 and as its Chairman from July 2006 to March 2009. Dr. Basile previously worked at AT&T Bell Labs, IBM, United Health Group and Lenfest Group (acquired by Comcast) and served as Managing Director of Raza Foundries and Vice President of Raza Microelectonics (RMI). Dr. Basile received a Ph.D. degree in Electrical Engineering with a focus on distributed computing from Stanford University, a MS in Electrical Engineering focused on advanced computer architecture from Stanford University and a BS in Electrical Engineering with a minor in economics from Rensselaer Polytechnic Institute. We believe Dr. Basile is well qualified to serve as a member of our board of directors due to his depth of investment experience and vast network of relationships.
Ms. Niloofar Razi Howe — Since 2019, Ms. Howe has served as a senior operating partner at Energy Impact Partners, a venture capital fund. Ms. Howe previously served as chief strategy officer and senior vice president of strategy and operations at RSA, a global cybersecurity company, from 2015 to 2018. She also previously served as the chief strategy officer of Endgame (acquired by Elastic in 2019) from 2013 to 2015, an enterprise software security company, and spent twelve years leading deal teams in private equity and venture capital. Ms. Howe currently serves as a director of Tenable Holdings, Inc., Morgan Stanley Private Bank, NA and Morgan Stanley Bank, NA, Pondurance, Recorded Future, Swimlane, and Tamr. Ms. Howe received a Bachelor’s degree from Columbia College and holds a juris doctor degree from Harvard Law School.
Mr. Brian Hughes — Mr. Hughes currently serves as a director and audit committee chair of Bentley Systems (Nasdaq: BSY), and has served as a senior advisor to Gopuff since February 2021. Mr. Hughes was previously an audit partner, the national private markets group leader, and venture capital co-leader at KPMG LLP where he worked from 2002 to 2019 and an audit partner at Arthur Andersen where he worked from 1981 to 2002. Mr. Hughes received a Master’s in Business Administration and a Bachelor of Science in Economics and Accounting from the Wharton School, University of Pennsylvania.
Ms. Jane J. Thompson — Ms. Thompson is the founder and Chief Executive Officer of Jane J. Thompson Financial Services LLC, a management consulting firm she founded in 2011. From May 2002 to June 2011, Ms. Thompson served as President of Walmart Financial Services, a division of Walmart Stores, Inc. that provides money services, products and solutions to Walmart customers. Previously, she led the Sears Credit, Sears Home Services, and Sears Online groups within Sears, Roebuck & Company, and was a partner with McKinsey & Company, Inc. advising consumer companies. Since 2012, Ms. Thompson has served on numerous public and private boards in fintech, financial services and payments. She currently serves as a director for Navient Corporation (Nasdaq: NAVI). Ms. Thompson received a Master’s in Business Administration from Harvard Business School and a Bachelor’s in Business Administration in Marketing from the University of Cincinnati.
Mr. Jonathan Wilk has led CompoSecure for over five years, serving as CompoSecure’s Chief Executive Officer since May 2017, having joined in March 2016 as President and Chief Revenue Officer. He brings more than 25 years of banking, consulting, and private equity operating experience. Prior to joining CompoSecure, from January 2014 to October 2015, he served as the President of Paychoice, a leading SaaS-based payroll company. Prior to PayChoice, from 2011 to 2013, Mr. Wilk was with JPMorgan Chase, where he joined as the Head of Product and Chief Marketing Officer for the Consumer Bank. He was responsible for checking, savings, debit, and prepaid products as well as brand and advertising and sponsorships for consumer banking. Prior to that, Mr. Wilk held several senior positions at Bank of America Merrill Lynch between 2003 and 2011, including the Global Head of Product for Treasury Services and the Head of Consumer and Small Business Deposits. Prior to his banking experience, Mr. Wilk was a management consultant with firms including Booz, Allen and Hamilton and Mercer Management Consulting. Mr. Wilk holds an MBA from the Kellogg Graduate School of Management at Northwestern University with majors in Strategy, Marketing, and Finance and a BS in Business Management from Pennsylvania State University.

Mr. Timothy Fitzsimmons has served as CompoSecure’s Chief Financial Officer since July 2014, bringing more than 30 years’ experience in accounting and finance. Prior to joining CompoSecure, Mr. Fitzsimmons served from 2009 to July 2014 as President and founder of Your CFO & Controller LLC, a consulting firm. Prior to that, he was the Vice President Controller and Strategic Initiatives at Title Resource Group, a national title insurance agency and real estate closing coordination company. Prior to that, he was Chief Financial Officer of Vanguard Modular Building Leasing. Previously, he was Global Controller of GE Capital Modular Space Leasing, and Controller of North American operations for Gemplus Corporation, a plastic transaction card manufacturer. Mr. Fitzsimmons began his career with Coopers & Lybrand in New York City where he earned his CPA certificate in 1985. In 1989, he joined DataCard in Minneapolis, MN as part of the Corporate Finance team before becoming the Controller of Plastic Card Operations for DataCard North America in 1991. Four years later, Mr. Fitzsimmons joined GE Capital as Global Controller of their modular leasing business, earning his Six Sigma Blackbelt Certification and managing a global finance team. Mr. Fitzsimmons holds an MBA with a finance concentration from Drexel University and a BS in accounting from St. John’s University in New York.
Mr. Gregoire (Greg) Maes joined CompoSecure as Chief Operating Officer in January 2020, contributing 25 years of experience with several global card manufacturers. Before joining CompoSecure, from 2014 to January 2020, he served as Global Chief Operating Officer for ABCorp, a leading provider of products and services for the commercial, financial, government & not-for-profit and healthcare sectors. Prior to that, he served as Service Center Operations Director Asia Pacific at Oberthur Technologies from 2013 to 2014, and as COO for ABnote Australia Pty Ltd from 2007 to 2013. Mr. Maes has a Chemistry and Physics degree from the Graduate School of Chemistry and Physics of Bordeaux, France.
Dr. Adam Lowe has served as CompoSecure’s Chief Innovation Officer since January 2020, having joined CompoSecure as a Senior Materials Development Engineer in January 2014 and serving in several roles of increasing responsibility on CompoSecure’s research and development team from May 2015 to January 2016, leading to promotion to Vice President, R&D in June 2018, and then Chief Innovation Officer in January 2020. In addition, he served as Adjunct Fellow at Syracuse University’s Forensic and National Security Sciences Institute from 2012 to 2018. Prior to joining CompoSecure, he served as Principal Research Scientist from 2011 to 2013 at SRC, a not-for-profit research and development company. Dr. Lowe earned a MBA from the Cornell Johnson Graduate School of Management, a PhD in microbiology from Cornell University, and a degree in biology from Salisbury University.
Mr. Stephen Luft has served as CompoSecure’s Vice President, Global Head of Sales since February 2012. Before joining CompoSecure, from 1997 to 2012 he served in various roles at OpSec Security, Inc., most recently as Director of Customer Solutions. Mr. Luft holds an MBA in International Business and Finance from Indiana University and a BS in International Economics from Georgetown University.
Mr. Lewis Rubovitz has served as CompoSecure’s Vice President, Head of Strategy & Business Development since November 2018, bringing over 15 years of industry experience. Prior to joining CompoSecure, he was VP Finance — Global Commercial Payments, Product Development, Marketing, & International at American Express from 2013 to 2018, prior to which he held several other positions at American Express. Before that, he served as a senior financial analyst at Revlon from 1999 to 2003, and as a senior sales and marketing analyst at CR Bard from 1996 to 1999. Mr. Rubovitz holds an MBA from the Stern School of Business at New York University, majoring in Marketing and Finance along with a BBA in Marketing from Emory University’s Goizueta Business School.
Committees of the Board of Directors
The standing committees of the Roman DBDR’s Board currently consist of the Audit Committee and Compensation Committee and, after the Business Combination will also consist of a Nominating and Governance Committee. Each of the committees will report to the Board as they deem appropriate and as the Board may request. Subject to phase-in rules and a limited exception, the Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors. The composition, duties and responsibilities of these committees are set forth below.

From November 6, 2020 (inception) through December 31, 2020, the end of our fiscal year, our Audit Committee held two meetings, at which all members of the Audit Committee were present. Our Board or a committee thereof acted by written consent at least three times in fiscal year 2020. Our Compensation Committee did not hold meetings in fiscal year 2020.
We encourage all of our directors to attend our annual meetings of stockholders. This Special Meeting will be our first annual meeting.
Audit Committee
The Audit Committee is responsible for, among other matters: (i) reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual reports on Form 10-K; (ii) discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements; (iii) discussing with management major risk assessment and risk management policies; (iv) monitoring the independence of the independent auditor; (v) verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law; (vi) reviewing and approving all related-party transactions; (vii) inquiring and discussing with management our compliance with applicable laws and regulations; (viii) pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed; (ix) appointing or replacing the independent auditor; (x) determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and (xi) establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.
Upon consummation of the Business Combination, we anticipate our Audit Committee will consist of Mr. Hughes, Ms. Thompson and Ms. Howe, with Mr. Hughes serving as the chair of the Audit Committee. We anticipate that each of Mr. Hughes, Ms. Thompson and Ms. Howe will qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to audit committee membership. We also believe that Mr. Hughes will qualify as our “audit committee financial expert,” as such term is defined in the applicable SEC rules. Our Board has adopted a written charter for the Audit Committee, which will be available free of charge on our corporate website (www.composecure.com) under “Investors” upon the completion of the Business Combination. The information on our website is not part of this proxy statement.
Compensation Committee
The Compensation Committee is responsible for, among other matters: (i) reviewing key employee compensation goals, policies, plans and programs; (ii) reviewing and approving the compensation of our directors, Chief Executive Officer and other executive officers; (iii) reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and (iv) administering our stock plans and other incentive compensation plans.
Upon consummation of the Business Combination, we anticipate our Compensation Committee will consist of Ms. Thompson, Mr. Hollin and Mr. Hughes, with Ms. Thompson serving as the chair of the Compensation Committee. We anticipate that each of Ms. Thompson, Mr. Hollin and Mr. Hughes will qualify as independent directors according to the Nasdaq rules with respect to compensation committee membership. Our Board has adopted a written charter for the Compensation Committee, which will be available free of charge on our corporate website (www.composecure.com) under “Investors” upon the completion of the Business Combination. The information on our website is not part of this proxy statement. The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Nominating and Governance Committee
Our Nominating and Governance Committee will be responsible for, among other matters: (i) identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board; (ii) overseeing the organization of our Board to discharge the Board’s duties and responsibilities properly and efficiently; (iii) identifying best practices and recommending corporate governance principles; and (iv) developing and recommending to our Board a set of corporate governance guidelines and principles applicable to us.
Upon consummation of the Business Combination, we anticipate our Nominating and Governance Committee will consist of Mr. Hollin, Ms. Howe and Ms. Thompson, with Mr. Hollin serving as chair of the Nominating and Governance Committee. We expect that our Board will adopt a written charter for the Nominating and Governance Committee, which will be available free of charge on our corporate website (www.composecure.com) under “Investors” upon the completion of the Business Combination. The information on our website is not part of this proxy statement.
Role of Our Board of Directors in Risk Oversight
One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, and our audit committee will have the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee will also have the responsibility to review with management the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements, and review the adequacy and effectiveness of our internal controls over financial reporting. Our nominating and corporate governance committee will be responsible for periodically evaluating our company’s corporate governance policies and systems in light of the governance risks that our company faces and the adequacy of our company’s policies and procedures designed to address such risks. Our compensation committee will assess and monitor whether any of our compensation policies and programs is reasonably likely to have a material adverse effect on our company.
Code of Ethics
We have adopted a Code of Ethics applicable to our directors, executive officers and employees that complies with the rules and regulations of the Nasdaq. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. We have previously filed copies of our form Code of Ethics, our form of Audit Committee Charter and our form of Compensation Committee Charter as exhibits to our registration statement in connection with our IPO. You may review these documents by accessing our public filings at the SEC’s website at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at 500 Memorial Drive, Somerset, New Jersey, 08873 or by telephone at (908) 518-0500. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.
Combined Entity Executive Compensation
The following disclosure concerns the compensation of individuals who will serve as the Company’s named executive officers and directors following the completion of the Business Combination.
Compensation Philosophy and Objectives Following the Business Combination
Following the closing of the Business Combination, the Combined Entity intends to develop an executive compensation program that is consistent with CompoSecure’s existing compensation policies and philosophies, which are designed to align compensation with the Combined Entity’s business objectives and the creation of stockholder value, while enabling the Combined Entity to attract, motivate and retain individuals who contribute to the long-term success of the Combined Entity.
Decisions on the executive compensation program will be made by the Board or its Compensation Committee, which will be established at the closing of the Business Combination. The following discussion is based on the present expectations as to the executive compensation program to be adopted by the Board or the Compensation Committee. The executive compensation program actually adopted will depend on the judgment of the members of the Board and the Compensation Committee and may differ from that set forth in the following discussion.
We anticipate that decisions regarding executive compensation will reflect our belief that the executive compensation program must be competitive in order to attract and retain our executive officers. We anticipate that the Compensation Committee will seek to implement our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.
We anticipate that compensation for our executive officers will have three primary components: base salary, an annual cash incentive bonus and long-term compensation in the form of equity grants under the Equity Incentive Plan.
Base Salaries
It is expected that our named executive officers’ base salaries will continue as described under the section entitled “Executive Compensation — CompoSecure — Executive Compensation Program Elements —  Base Salaries,” subject to the terms of any employment agreements or severance agreement and will be reviewed annually by the Compensation Committee based upon advice and counsel of its advisors.
Annual Bonuses
The Combined Entity intends to use annual cash incentive bonuses for the named executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. The Combined Entity expects that, near the beginning of each year, the Compensation Committee will select the performance targets, target amounts, target award opportunities and other term and conditions of annual cash bonuses for the named executive officers. Following the end of each year, the Compensation Committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the named executive officers. For 2020, the post-combination company plans to establish an annual cash bonus plan that links the payment of cash bonus awards to the achievement of targeted financial performance goals.
Long-Term Compensation
The Combined Entity intends to use equity-based awards to reward long-term performance of the named executive officers. The Combined Entity believes that providing a meaningful portion of the total compensation package in the form of equity-based awards will align the incentives of its named executive officers with the interests of its stockholders and serve to motivate and retain the individual named executive officers.
Executive Employment Agreements
We anticipate that the Combined Entity will put in place a policy to pay and compensate key executives as appropriate to attract, retain and compensate executive talent following the Business Combination and that said policies will be subject to Compensation Committee approval. In anticipation of closing of the Merger Agreement, CompoSecure is currently preparing new employment agreements for each executive officer, including the named executive officers.
Other Compensation
The Combined Entity expects to continue to maintain various employee benefit plans, including medical, dental, life insurance and 401(k) plans, in which the Named Executive Officers will participate. The

Combined Entity also expects to continue to provide certain perquisites to its named executive officers, subject to the Compensation Committee’s ongoing review.
Recoupment Policy
The Compensation Committee will administer the Combined Entity’s policies consistent with the Sarbanes-Oxley Act, which would recover CEO and CFO incentive bonuses or equity awards in the event of a financial restatement that would trigger recoupment under the Sarbanes-Oxley Act.
Director Compensation following this Business Combination
Following the completion of the Business Combination, our Compensation Committee will determine the annual compensation to be paid to the members of our Board. We anticipate that any director compensation plan adopted will include both equity and cash components, be competitive with relevant comparison companies, and support best practices in director compensation plan design.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA OF COMPOSECURE
The following tables summarize CompoSecure’s consolidated financial and other data. The selected consolidated statements of operations data for the years ended December 31, 2020 and 2019 and the selected consolidated balance sheet data as of December 31, 2020 and 2019 was derived from its audited consolidated financial statements included elsewhere in this proxy statement. The selected consolidated statements of operations data for the nine months ended September 30, 2021 and 2020 and the selected consolidated balance sheet data as of September 30, 2021 was derived from CompoSecure’s unaudited interim consolidated financial statements included elsewhere in this proxy statement. CompoSecure’s unaudited interim consolidated financial statements were prepared on a basis consistent with its audited consolidated financial statements and include, in management’s opinion, all adjustments, consisting only of normal recurring adjustments, that CompoSecure considers necessary for a fair presentation of the financial information set forth in those statements included elsewhere in this proxy statement. CompoSecure’s historical results are not necessarily indicative of the results that may be expected in any future period, and interim financial results are not necessarily indicative of the results that may be expected for the full year.
You should read this data together with our audited consolidated financial statements and related notes included elsewhere in this proxy statement and the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of CompoSecure.”
	Nine Months Ended September 30,		Year Ended December 31,
	2021	2020	2020	2019
	( in thousands)
Statement of Operations Data:
Revenues	$192,648	$206,873	$260,586	$243,290
Cost of sales	87,074	99,991	127,959	115,427
Operating expense	33,348	28,273	48,669	40,937
Operating income	72,226	78,609	83,959	86,926
Other expense, net	8,830	3,719	6,143	5,453
Adjusted EBITDA	81,163	94,912	115,501	106,845
Net income	63,396	74,890	77,816	81,473
	As of September 30,	As of December 31,
	2021	2020	2019
	( in thousands)
Balance Sheet Data:
Total assets	$107,752	$81,358	$95,525
Total liabilities	258,118	273,911	151,074
Total members’ deficit	(150,366)	(192,553)	(55,549)
Working capital	29,885	11,873	33,416
Use of Non-GAAP Financial Measures
This Proxy Statement includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Roman and CompoSecure believe EBITDA and Adjusted EBITDA are useful to investors in evaluating CompoSecure’s financial performance. CompoSecure uses these measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and to measure incentive compensation, as CompoSecure believes that these non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling CompoSecure to evaluate and plan more effectively for the future. In addition, CompoSecure’s debt agreements contain covenants that use a variation of these measures for purposes of determining debt covenant compliance. CompoSecure believes that investors should have access to the same set of tools that its management uses in analyzing operating results. EBITDA and Adjusted EBITDA should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing CompoSecure’s financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of CompoSecure’s liquidity, and may be different from similarly titled non-GAAP measures used by other companies. The following unaudited table presents the reconciliation of net income to EBITDA and Adjusted EBITDA for the periods indicated.
	Nine Months Ended September 30,		Year Ended December 31,
	2021	2020	2020	2019
	(in thousands)
Net income	$63,396	$74,890	$77,816	$81,473
Add:
Depreciation	7,813	7,332	9,916	8,606
Interest expense, net	8,830	3,719	6,142	5,454
EBITDA	$80,039	$85,942	$93,874	$95,533
Special management bonus expense	—	4,518	15,708	7,631
Equity compensation expense	1,124	1,473	1,848	1,681
Other (1)	—	2,979	4,071	2,000
Adjusted EBITDA	$81,163	$94,912	$115,501	$106,845

(1)
Primarily includes the non-recurring transaction expenses relating to the proposed Business Combination for the nine months ended September 30, 2020 and the year ended December 31, 2020 and non-recurring litigation costs for the year ended December 31, 2019.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF COMPOSECURE
The following discussion and analysis of CompoSecure’s financial condition and results of operations should be read in conjunction with its consolidated financial statements and related notes that appear elsewhere in this proxy statement. In addition to historical consolidated financial information, the following discussion contains forward-looking statements that reflect CompoSecure’s plans, estimates and beliefs. CompoSecure’s actual results could differ materially from those discussed in the forward-looking statements. Factors that could cause or contribute to these differences include those discussed below and elsewhere particularly in the sections titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” included elsewhere in this proxy statement.
Overview
CompoSecure provides its clients newly innovative and highly differentiated financial payment products in order to support and increase their customer acquisition, customer retention and organic customer spend. CompoSecure’s clients consist primarily of leading international and domestic banks and other payment card issuers primarily within the United States (“U.S.”), Europe, Asia, Latin America, Canada, and the Middle East. CompoSecure is a world-class platform for next generation payment technology, security, and Cryptocurrency solutions. For two decades, through its combination of large-scale, advanced manufacturing capabilities and deep technological expertise, CompoSecure has driven key Payments Industry innovations in materials science, Metal Form Factor design, dual interface functionality, and security. The distinct value proposition of CompoSecure’s products have resulted in widespread adoption by major banks, financial institutions and leading FinTech innovators to support their acquisition and retention of consumer and business card customers. CompoSecure maintains trusted, highly-embedded and long-term customer relationships with an expanding set of global issuers. These same fundamental strengths have now enabled CompoSecure to enter the digital asset revolution through the launch of its ArculusTM platform, which commenced in the third quarter of 2021 with the Arculus KeyTM card and companion Arculus WalletTM mobile application.
Impact of COVID-19 Pandemic
In response to the COVID-19 pandemic, during 2020 and continuing in 2021, CompoSecure established policies and protocols to address safety considerations. CompoSecure is in frequent dialogue with key stakeholders to assess health and safety conditions across all of its facilities and to have robust procedures in place to protect the well-being of its employees, such as controls for building access, strict physical distancing measures and enhanced cleaning processes. CompoSecure’s systems and infrastructure have continued to support its business operations. CompoSecure has maintained regular and active communication across senior management, and has ongoing dialogues with its vendors to ensure they continue to meet CompoSecure’s criteria for business continuity.
The resurgence in the spread of COVID-19 toward the end of 2020 and into 2021 has created greater uncertainty regarding the economic outlook for the near term, even as vaccines have become widely available. While governments and central banks continued to be aggressive in providing fiscal and monetary stimulus, the global economic recovery remains fragile. The extent to which the COVID-19 pandemic will continue to affect CompoSecure’s business, financial condition, liquidity and CompoSecure’s operating results will depend on future developments, which are highly uncertain and cannot be predicted.
Key Components of Results of Operations
Net Sales
Net sales reflect CompoSecure’s revenue generated primarily from the sale of its products. Product sales primarily include the design and manufacturing of metal cards, including contact and dual interface cards. CompoSecure also generates revenue from the sale of Prelams (which are used by makers of plastic payment and other cards). Net sales include the effect of discounts and allowances which consist primarily of volume-based rebates.

Cost of Sales
CompoSecure’s cost of sales includes the direct and indirect costs relating to manufacturing products and providing related services. Product costs include the cost of raw materials and supplies, including various metals, EMV® chips, holograms, adhesives, magnetic stripes, and NFC assemblies; the cost of labor; equipment and facilities; operational overhead; depreciation and amortization; leases and rental charges; shipping and handling; and freight and insurance costs. Cost of sales can be impacted by many factors, including volume, operational efficiencies, procurement costs, and promotional activity.
Gross Profit and Gross Margin
CompoSecure’s gross profit represents its net sales less cost of sales, and its gross margin represents gross profit as a percentage of its net sales.
Operating Expenses
CompoSecure’s operating expenses primarily comprised selling, general, and administrative expenses, which generally consist of personnel-related expenses for its corporate, executive, finance, information technology, and other administrative functions, and expenses for outside professional services, including legal, audit and accounting services, as well as expenses for facilities, depreciation, amortization, travel, sales and marketing.
CompoSecure expects its operating expenses to increase as a result of operating as a public company, including compliance with the rules and regulations of the SEC, legal, audit, additional insurance expenses, investor relations activities, and other administrative and professional services.
Income from Operations and Operating Margin
Income from operations consists of CompoSecure’s gross profit less its operating expenses. Operating margin is income from CompoSecure’s operations as a percentage of its net sales.
Other Expenses
Other expense consists primarily of CompoSecure’s interest expense net of interest income.
Net Income
Net income consists of CompoSecure’s income from operations, less other expenses.
Factors Affecting CompoSecure’s Operating Results
CompoSecure believes that its performance and future success depend on a number of factors that present significant opportunities but also pose risks and challenges. Please see the factors discussed elsewhere in this proxy statement, including those discussed in “Risk Factors,” for additional information.
Results of Operations
The following table presents CompoSecure’s results of operations for the periods indicated:
	Nine Months Ended September 30,
	2021	2020	$ Change	% Change
	(in thousands)
Net sales	$192,648	$206,873	$(14,225)	-7%
Cost of sales	87,074	99,991	(12,917)	-13%
Gross profit	105,574	106,882	(1,308)	-1%
Operating expenses	33,348	28,273	5,075	18%
Income from operations	72,226	78,609	(6,383)	(8)%
Other expenses, net	8,830	3,719	5,111	137%
Net income	$63,396	$74,890	$(11,494)	(15)%

	Nine Months Ended September 30,
	2021	2020
Gross Margin	55%	52%
Operating margin	37%	38%
Net Sales
	Nine Months Ended September 30,
	2021	2020	$ Change	% Change
	(in thousands)
Net sales by region
Domestic	154,454	169,856	(15,402)	-9%
International	38,194	37,017	1,177	3%
Total	192,648	206,873	(14,225)	-7%
CompoSecure’s net sales for the period ended September 30, 2021 decreased $14.2 million, or 7%, to $192.6 million compared to $206.9 million for the period ended September 30, 2020. All three quarters in the period ended September 30, 2021 experienced an adverse impact from the COVID-19 pandemic, primarily due to lower customer acquisitions by CompoSecure’s clients as compared to only the second and third quarter for the comparable period ended September 30, 2020. The decrease in net sales was due to a 9% decrease in domestic sales partially offset by a 3% increase in international sales.
Domestic:   CompoSecure’s domestic net sales for the period ended September 30, 2021 decreased $15.4 million, or 9%, to $154.5 million compared to $169.9 million for the period ended September 30, 2020. This was primarily due to lower customer acquisition by CompoSecure’s clients, that impacted all three quarters in the period ended September 30, 2021 as compared to only the second and third quarters in the period ended September 30, 2020. The decrease in new acquisitions is expected to be temporary and CompoSecure’s clients have already seen signs of a return to higher acquisitions across the industry. The decrease in sales was partially offset by favorable product mix.
International:   CompoSecure’s international net sales for the period ended September 30, 2021 increased $1.2 million, or 3%, to $38.2 million compared to $37.0 million for the period ended September 30, 2020. The net sales increase resulted primarily from a favorable product mix driving up average selling price partially offset by slightly lower volume due to the impact of COVID-19.
In addition, the following table presents CompoSecure’s results of operations for the three months ended September 30, 2021 compared to September 30, 2020:
	Three Months Ended
	September 30, 2021	September 30, 2020	$ Change	% Change
	(in thousands)
Net sales	$66,182	$63,872	$2,310	4%
CompoSecure’s net sales for the three months ended September 30, 2021 increased $2.3 million, or 4%, to $66.2 million compared to $63.9 million for the three months ended September 30, 2020.
The following table presents CompoSecure’s results of operations for the three months ended September 30, 2021 compared to June 30, 2021:
	Three Months Ended
	September 30, 2021	June 30, 2021	$ Change	% Change
	(in thousands)
Net sales	$66,182	$62,744	$3,438	5%
CompoSecure’s net sales for the three months ended September 30, 2021 increased $3.4 million, or 5%, to $66.2 million compared to $62.7 million for the three months ended June 30, 2021.

Gross Profit and Gross Margin
CompoSecure’s gross profit for the period ended September 30, 2021 decreased $1.3 million, or 1%, to $105.6 million compared to $106.9 million for the period ended September 30, 2020, while the gross profit margin increased from 52% to 55%. The gross margin improvement resulted from a decrease in costs of sales in the period ended September 30, 2021 from improvement in production yields partially offset by favorable product mix compared to the period ended September 30, 2020.
Operating Expenses
CompoSecure’s operating expenses for the period ended September 30, 2021 increased $5.1 million compared to the period ended September 30, 2020. This was primarily due to increases in bonuses and commissions of $5.1 million and professional fee expenses of $7.4 million, partially offset by capitalizing a portion of transaction costs in the period ended September 30, 2021 and an overall decrease in other costs of $1.1 million.
Income from Operations and Operating Margin
During the period ended September 30, 2021, CompoSecure had income from operations of $72.2 million compared to $78.6 million for the period ended September 30, 2020. Its operating margins for the period ended September 30, 2021 decreased slightly to 37% compared to 38% for the period ended September 30, 2020.
Other Expenses
Interest expense for the period ended September 30, 2021 increased $5.1 million, or 137%, to $8.8 million compared to $3.7 million for the period ended September 30, 2020. The additional interest expense resulted from the refinancing of CompoSecure’s existing debt facility in November 2020 resulting in an increase in outstanding debt during the period ended September 30, 2021. See Liquidity and Capital Resources below for more detail on the existing debt facility.
Net Income
Net income for the period ended September 30, 2021 was $63.4 million, compared to net income of $74.9 million for the period ended September 30, 2020. The decrease was primarily due to a decrease in net sales volumes and an increase in operating expenses partially offset by favorable product mix and a decrease in cost of sales.
Year Ended December 31, 2020 Compared with Year Ended December 31, 2019
The following table presents CompoSecure’s results of operations for the periods indicated:
	Year Ended December 31,
	2020	2019	$ Change	% Change
	(in thousands)
Net sales	$260,586	$243,290	$17,296	7%
Cost of sales	127,959	115,427	12,532	11%
Gross profit	132,627	127,863	4,764	4%
Operating expenses	48,669	40,937	7,733	19%
Income from operations	83,959	86,926	(2,968)	(3)%
Other expenses, net	6,143	5,453	690	13%
Net income	$77,816	$81,473	$(3,657)	(4)%
	Year Ended December 31,
	2020	2019
Gross Margin	51%	53%
Operating margin	32%	36%

Net Sales
	Year Ended December 31,
	2020	2019	$ Change	% Change
	(in thousands)
Net sales by region
Domestic	213,982	191,502	22,480	12%
International	46,603	51,788	(5,185)	(10)%
Total	260,586	243,290	17,296	7%
CompoSecure’s net sales for the year ended December 31, 2020 increased $17.3 million, or 7%, to $260.6 million compared to $243.3 million for the year ended December 31, 2019. The increase in net sales during 2020 was due to a 12% increase in domestic sales partially offset by a 10% decrease in international sales.
Domestic:   CompoSecure’s domestic net sales for the year ended December 31, 2020 increased $22.5 million, or 12%, to $214.0 million compared to $191.5 million for the year ended December 31, 2019. This was primarily due to increased orders resulting from an expanded client base. This increase in orders was partially offset by lower orders from existing clients as well as product mix.
International:   CompoSecure’s international net sales for the year ended December 31, 2020 decreased $5.2 million, or 10%, to $46.6 million compared to $51.8 million for the year ended December 31, 2019. This was primarily due to lower new customer acquisitions for international clients primarily due to the adverse impact of the COVID-19 pandemic. This decrease was partially offset by product mix.
Gross Profit and Gross Margin
CompoSecure’s gross profit for the year ended December 31, 2020 increased $4.8 million, or 4%, to $132.6 million compared to $127.9 million for the year ended December 31, 2019. The increase in gross profit was primarily driven by product mix, higher sales volumes, favorable overhead costs partially offset by an increase in depreciation expense resulting from higher capital expenditures. CompoSecure’s gross margin for the year ended December 31, 2020 decreased by 2% compared to the year ended December 31, 2019. The decrease in gross margin was driven primarily by an overall higher cost of material and labor primarily due to the impact of the COVID-19 pandemic on CompoSecure’s operations.
Operating Expenses
CompoSecure’s operating expenses for the year ended December 31, 2020 increased $7.8 million compared to the year ended December 31, 2019. This was primarily due to an increase in transaction costs of $11.4 million, professional fees of $2.0 million, salaries of $1.0 million and other costs of $1.1 million, partially offset by a decrease in bonuses and commissions of $7.7 million.
Income from Operations and Operating Margin
During the year ended December 31, 2020, CompoSecure had income from operations of $84.0 million compared to income of $86.9 million for the year ended December 31, 2019. Its operating margins for the year ended December 31, 2020 decreased to 32% compared to 36% for the year ended December 31, 2019.
Other Expenses
Interest expense for the year ended December 31, 2020 increased $0.5 million, or 10%, to $5.3 million compared to $4.8 million for the year ended December 31, 2019. The additional interest expense resulted from the refinancing of the existing debt facility resulting in an increase in outstanding debt during the year ended December 31, 2020.
Net Income
Net income for the year ended December 31, 2020 was $77.8 million, compared to net income of $81.5 million for the year ended December 31, 2019. The decrease was primarily due to an increase in cost of sales and an increase in operating expenses partially offset by a favorable sales mix and higher sales volumes.

Use of Non-GAAP Financial Measures
This Proxy Statement includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Roman and CompoSecure believe EBITDA and Adjusted EBITDA are useful to investors in evaluating CompoSecure’s financial performance. CompoSecure uses these measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and to measure incentive compensation, as CompoSecure believes that these non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling CompoSecure to evaluate and plan more effectively for the future. In addition, CompoSecure’s debt agreements contain covenants that use a variation of these measures for purposes of determining debt covenant compliance. CompoSecure believes that investors should have access to the same set of tools that its management uses in analyzing operating results. EBITDA and Adjusted EBITDA should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing CompoSecure’s financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of CompoSecure’s liquidity, and may be different from similarly titled non-GAAP measures used by other companies. The following unaudited table presents the reconciliation of net income to EBITDA and Adjusted EBITDA for the periods indicated:
	Nine Months Ended September 30,		Year Ended December 31,
	2021	2020	2020	2019
	(in thousands)
Net income	$63,396	$74,890	$77,816	$81,473
Add:
Depreciation	7,814	7,332	9,916	8,606
Interest expense, net	8,830	3,719	6,142	5,454
EBITDA	$80,040	$85,942	$93,874	$95,533
Special management bonus expense	—	4,518	15,708	7,631
Equity compensation expense	1,124	1,473	1,848	1,681
Other(1)	—	2,979	4,071	2,000
Adjusted EBITDA	$81,164	$94,912	$115,501	$106,845

(1)
Primarily includes the non-recurring transaction expenses relating to the proposed Business Combination for the nine months ended September 30, 2020 and the year ended December 31, 2020 and non-recurring litigation costs for the year ended December 31, 2019.

Critical Accounting Policies and Estimates
The discussion and analysis of CompoSecure’s financial condition and results of operations is based upon audited financial statements, which have been prepared in accordance with U.S. GAAP. The preparation of these financial statements requires management to make estimates, judgments, and assumptions that affect the reported amounts of assets and liabilities and disclosures with respect to contingent liabilities and assets at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Certain accounting policies require the application of significant judgment by management in selecting the appropriate assumptions for calculating financial estimates. By their nature, these judgments are subject to an inherent degree of uncertainty. On an ongoing basis, CompoSecure evaluates its estimates including those related to revenue recognition and equity-based compensation. These judgments are based on CompoSecure’s historical experience, terms of its existing contracts, evaluation of trends in the industry, information provided by its customers, and information available from outside sources, as appropriate. CompoSecure’s actual results may differ from those estimates under different assumptions or conditions. See Note 2 of Notes to Consolidated Financial Statements of CompoSecure in this Proxy

Statement for additional description of the significant accounting policies that have been followed in preparing CompoSecure’s audited and unaudited consolidated financial statements.
The accounting policies described below are those that CompoSecure considers to be the most critical for an understanding of its financial condition and results of operations and that require the most complex and subjective management judgment.
Revenue Recognition
CompoSecure recognizes revenue in accordance with the accounting standard ASC 606 (i.e., when the performance obligations under the terms of CompoSecure’s contracts with its customers have been satisfied). This occurs at the point in time when control of the specific goods or services as specified by each purchase order are transferred to customers. Specific goods refer to the products offered by CompoSecure, including metal cards, high security documents, and pre-laminated materials. Transfer of control passes to customers upon shipment or upon receipt, depending on the agreement with the specific customers. ASC 606 requires entities to record a contract asset when a performance obligation has been satisfied or partially satisfied, but the amount of consideration has not yet been received because the receipt of the consideration is conditioned on something other than the passage of time. ASC 606 also requires an entity to present a revenue contract as a contract liability in instances when a customer pays consideration, or an entity has a right to an amount of consideration that is unconditional (e.g., receivable), before the entity transfers a good or service to the customer.
The primary judgments relating to CompoSecure’s revenue recognition include determining whether (i) the contract with a customer exists; (ii) performance obligations are identified; (iii) the transaction price is determined; (iv) the transaction price is allocated to performance obligations; and (v) the distinct performance obligations are satisfied by transferring control of the product or service to the client. Transfer of control is typically evaluated from the customer’s perspective.
CompoSecure invoices its customers at the time at which control is transferred, with payment terms ranging between 15 and 60 days depending on each individual contract. As the payment is due within 90 days of the invoice, a significant financing component is not included within the contracts.
The majority of CompoSecure’s contracts with its customers have the same performance obligation of manufacturing and transferring the specified number of cards to the customer. Each individual card included within an order constitutes a separate performance obligation, which is satisfied upon the transfer of goods to the customer. The contract term as defined by ASC 606 is the length of time it takes to deliver the goods or services promised under the purchase order or statement of work. As such, CompoSecure’s contracts are generally short term in nature.
Revenue is measured in an amount that reflects the consideration CompoSecure expects to receive in exchange for those products or services. CompoSecure accounts for shipping and handling as activities fulfill its promise to transfer the associated products to its customers. Accordingly, CompoSecure records amounts billed for sales. Revenue is recognized net of variable consideration such as discounts, penalties, rebates, and returns.
CompoSecure’s products do not include an unmitigated right of return unless the product is non-conforming or defective. If the goods are non-conforming or defective, the defective goods are replaced or reworked or, in certain instances, a credit is issued for the portion of the order that was non-conforming or defective. A provision for sales returns and allowances is recorded based on experience with goods being returned. Most returned goods are re-worked and subsequently re-shipped to the customer and recognized as revenue. Historically, returns have not been material to CompoSecure.
Additionally, CompoSecure has a rebate program with certain customers allowing for rebates based on achieving a certain level of shipped sales during the calendar year. These rebates are estimated and updated throughout the year and recorded against revenues and the related accounts receivable.
Equity-Based Compensation
CompoSecure adopted an equity incentive plan (the “Plan”) in 2015. During the years ended December 31, 2020 and 2019, CompoSecure granted options to purchase equity to certain employees and a member of its board of managers. CompoSecure estimates the fair value of option awards using a Black-Scholes option valuation model. Option valuation model requires CompoSecure to estimate a number of key valuation inputs including expected volatility, expected dividend yield, expected term, and risk-free interest rate. The expected term assumption reflects the period for which CompoSecure believes the option will remain outstanding. This assumption is based upon the historical and expected behavior of the option holders and may vary based upon the behavior of different groups of option holders. The most subjective estimate is the expected volatility of the underlying unit when determining the fair market value of an option granted. As there is no trading history for CompoSecure’s equity, CompoSecure utilized an appropriate index to estimate the volatility assumption when calculating the fair value of options granted during for the periods ended September 30, 2021 and 2020 and December 31, 2020 and 2019. A nonpublic entity that is unable to estimate the expected volatility of the price of its underlying share may measure awards based on a “calculated value,” which substitutes the volatility of an appropriate index for the volatility of the entity’s own share price. CompoSecure used the historical closing values of comparable publicly held entities to estimate volatility. The risk-free rate reflects the U.S. Treasury yield curve for a similar expected life instrument in effect at the time of the grant.
The assumptions utilized to calculate the value of the options granted during the year ended December 31, 2020 were as follows:
Expected term	1.0 year
Volatility	44.0%
Risk-free rate	1.07%
Expected dividends	0%
Expected forfeiture rate	0%
A 10% change in CompoSecure’s equity-based compensation expense for the year ended December 31, 2020 would have affected net income by approximately $0.1 million. CompoSecure includes equity-based compensation expense in selling, general and administrative expenses in its consolidated statement of operations.
Inventories
Inventories are stated at the lower of cost or net realizable value, using the first-in, first-out method. Inventories consist of raw material, work in process and finished goods. CompoSecure establishes reserves as necessary for obsolescence and excess inventory. CompoSecure records a reserve for excess and obsolete inventory based upon a calculation using the historical experience, expected future sales volumes, the projected expiration of inventory and specifically identified obsolete inventory.
Market and Credit Risk
Financial instruments that potentially subject CompoSecure to credit risk consist principally of investments in cash, cash equivalents, short-term investments and accounts receivable. CompoSecure’s primary exposure is credit risk on receivables as CompoSecure does not require any collateral for its accounts receivable. Credit risk is the loss that may result from a trade customer’s or counterparty’s nonperformance. CompoSecure uses credit policies to control credit risk, including utilizing an established credit approval process, monitoring customer and counterparty limits, employing credit mitigation measures such as analyzing customers’ financial statements, and accepting personal guarantees and various forms of collateral. CompoSecure believes that its customers and counterparties will be able to satisfy their obligations under their contracts.
CompoSecure maintains cash, cash equivalents with approved federally insured financial institutions. Such deposit accounts at times may exceed federally insured limits. CompoSecure is exposed to credit risks and liquidity in the event of default by the financial institutions or issuers of investments in excess of FDIC insured limits. CompoSecure performs periodic evaluations of the relative credit standing of these financial institutions and limits the amount of credit exposure with any institution if required. CompoSecure has not experienced any losses on such accounts.

Recently Adopted Accounting Policies
In February 2016, the FASB issued ASU 2016-02, “Leases” Topic 842, which amends the guidance in former ASC Topic 840, Leases. The new standard increases transparency and comparability most significantly by requiring the recognition by lessees of right-of-use (“ROU”) assets and lease liabilities on the balance sheet for all leases longer than 12 months. Under the standard, disclosures are required to meet the objective of enabling users of financial statements to assess the amount, timing, and uncertainty of cash flows arising from leases. For lessees, leases will be classified as finance or operating, with classification affecting the pattern and classification of expense recognition in statements of operations.
The Company adopted the new lease guidance effective January 1, 2021 using the modified retrospective transition approach, applying the new standard to all of its leases existing at the date of initial application which is the effective date of adoption. Consequently, financial information will not be updated and the disclosures required under the new standard will not be provided for dates and periods before January 1, 2021. The Company elected the package of practical expedients which permits to not reassess (1) whether any expired or existing contracts are or contain leases, (2) the lease classification for any expired or existing leases, and (3) any initial direct costs for any existing leases as of the effective date. The Company did not elect the hindsight practical expedient which permits entities to use hindsight in determining the lease term and assessing impairment. The adoption of the lease standard did not change the Company’s previously reported consolidated statements of operations and did not result in a cumulative catch-up adjustment to opening equity. The adoption of the new guidance resulted in the recognition of ROU assets of $6.3 million and lease liabilities of $6.9 million. The difference between the ROU assets and the lease liabilities is primarily due to unamortized lease incentive and deferred rent related to the Company’s operating leases at December 31, 2020. See Note 2 of Notes to Interim Consolidated Financial Statements of CompoSecure in this Proxy Statement for additional information.
Liquidity and Capital Resources
CompoSecure’s primary sources of liquidity are its existing cash and cash equivalents balances, cash flows from operations and borrowings on its term loan and revolving credit facility. CompoSecure’s primary cash requirements include operating expenses, debt service payments (principal and interest), and capital expenditures (including property and equipment).
As of September 30, 2021, CompoSecure had cash and cash equivalents of $12.2 million and debt principal outstanding of $237.0 million. As of December 31, 2020, CompoSecure had cash and cash equivalents of $13.4 million and debt principal outstanding of $260.0 million.
CompoSecure believes that cash flows from its operations and available cash and cash equivalents are sufficient to meet its liquidity needs, including the repayment of its outstanding debt, for at least the next 12 months. CompoSecure anticipates that to the extent that it requires additional liquidity, it will be funded through borrowings on its revolving credit facility, the incurrence of other indebtedness, or a combination thereof. CompoSecure cannot be assured that it will be able to obtain this additional liquidity on reasonable terms, or at all. Additionally, CompoSecure’s liquidity and its ability to meet its obligations and fund its capital requirements are also dependent on its future financial performance, which is subject to general economic, financial and other factors that are beyond its control. Accordingly, CompoSecure cannot be assured that its business will generate sufficient cash flows from operations or that future borrowings will be available from additional indebtedness or otherwise to meet its liquidity needs. Although CompoSecure has no specific current plans to do so, if CompoSecure decides to pursue one or more significant acquisitions, CompoSecure may incur additional debt to finance such acquisitions.
At September 30, 2021, there was $237.0 million of total debt outstanding under CompoSecure’s existing credit facility (the “2020 Credit Facility”). The credit facility comprised a term loan of $222.0 million as well as $60.0 million revolving loan facility, of which $45.0 million was available for borrowing as of September 30, 2021. Additional amounts may be available for borrowing during the term of the revolving loan, up to the remaining full $45.0 million, as long as CompoSecure maintains a net leverage ratio as stipulated in the credit facility agreement. As of December 31, 2020, and September 30, 2021, CompoSecure’s net leverage ratio met the requirement for the available borrowing as defined in the terms of the credit facility agreement. The 2020 Credit Facility will mature on November 5, 2023.

Interest rates for the 2020 Credit Facility are calculated as the fluctuating bank prime rate plus the applicable margin of 2.0% or, for portions of the debt converted to Euro Loans, the quoted LIBOR rate plus the applicable margin of 3.0%. CompoSecure must also pay an annual commitment fee of 0.40% on the unused portion of the $60.0 million revolving loan commitment. As of December 31, 2020, the effective interest rate on CompoSecure’s 2020 Credit Facility was 4.36%. Total cash interest paid during the year ended December 31, 2020 was $5.3 million, an increase of $0.4 million compared to the prior year. As of September 30, 2021, the effective interest rate on CompoSecure’s 2020 Credit Facility was 4.36%. Total cash interest paid during the year ended September 30, 2021 was $7.6 million, an increase of $4.4 million compared to the year ended September 30, 2020, resulting from the increased debt outstanding.
The 2020 Credit Facility contains customary covenants, including among other things, certain restrictions or limitations on indebtedness, issuance of liens, investments, asset sales, certain mergers or consolidations, sales, transfers, leases or dispositions of substantially all of CompoSecure’s assets, and affiliate transactions. CompoSecure may also be required to make repayments on the 2020 Credit Facility in advance of the maturity date based on a calculation of excess cash flows, as defined in the agreement, with any required payments to be made after the issuance of CompoSecure’s annual financial statements. CompoSecure did not have a required excess cash flow payment relating to the nine months ended September 30, 2021 and the year ended December 31, 2020, and CompoSecure was in compliance with all covenants under the 2020 Credit Facility as of September 30, 2021 and December 31, 2020.
Net Cash Provided by Operations
Cash provided by CompoSecure’s operating activities for the period ended September 30, 2021 was $48.0 million compared to cash provided by its operating activities of $73.6 million during the period ended September 30, 2020. The decrease in cash provided by operating activities of $25.6 million was primarily attributable to a decrease in net income of $11.5 million and changes in working capital of $25.5 million. This was partially offset by depreciation expense of $7.8 million, equity compensation expense of $1.1 million and amortization of deferred financing costs of $1.2 million.
Cash provided by CompoSecure’s operating activities for the year ended December 31, 2020 was $87.1 million compared to cash provided by its operating activities of $81.2 million during the year ended December 31, 2019. The increase in cash provided by operating activities of $5.9 million was primarily attributable to depreciation expense of $9.9 million, equity compensation expense of $1.8 million, amortization of deferred financing costs of $0.9 million and inventory reserves of $1.2 million. This increase in cash provided by operations was partially offset by changes in working capital of $4.5 million and a decrease in net income of $3.7 million.
Net Cash Used in Investing
Cash used in CompoSecure’s investing activities for the period ended September 30, 2021 was $3.9 million, primarily relating to capital expenditures during the period ended September 30, 2021.
Cash used in CompoSecure’s investing activities for the year ended December 31, 2020 was $7.5 million, primarily relating to capital expenditures of $7.1 million during the year ended December 31, 2020.
Net Cash Used in Financing
Cash used in CompoSecure’s financing activities for the period ended September 30, 2021 was $45.3 million, primarily relating to distributions to equity holders and repayments of debt relating to CompoSecure’s 2020 Credit Facility.
Cash used in CompoSecure’s financing activities for the year ended December 31, 2020 was $92.9 million, primarily relating to distributions to equity holders and repayments of debt relating to CompoSecure’s prior credit facility, partially offset by cash drawn under the 2020 Credit Facility.
Contractual Obligations
The following table summarizes, as of September 30, 2021, CompoSecure’s material contractual cash obligations by future period (See Note 5 and 2 of Notes to Interim Consolidated Financial Statements of CompoSecure in this proxy statement for additional information):

	Payments due by Period
Contractual Obligations	1 year or less	Years 2 – 3	Years 4 – 5	After Year 5	Total
	(in thousands)
Long-term Debt(1)	$24,000	$198,000	$—	$—	$222,000
Line of Credit(1)	—	15,000	—	—	15,000
Operating Leases(2)	319	2,592	2,565	1,193	6,668
Total	$24,319	$215,592	$2,565	$1,193	$243,668

(1)
Includes principal only. See Note 5 to the Interim Consolidated Financial Statements.

(2)
See Note 2 to the Interim Consolidated Financial Statements.

As of September 30, 2021, CompoSecure had inventory-related purchase commitments totaling approximately $39.1 million.
Financing
CompoSecure is party to the 2020 Credit Facility with various banks. For a more complete description of CompoSecure’s debt obligations, see Note 6 of Notes to Interim Consolidated Financial Statements of CompoSecure in this proxy statement.
Quantitative and Qualitative Disclosures about Market Risk
Interest Rate Risk
In addition to existing cash balances and cash provided by operating activities, CompoSecure uses variable rate debt to finance its operations. CompoSecure is exposed to interest rate risk on these debt obligations and a related interest rate swap agreement. As of September 30, 2021, CompoSecure had $237.0 million in long-term debt principal outstanding from the 2020 Credit Facility, all of which was variable rate debt. As of December 31, 2020, CompoSecure had $260.0 million in long-term debt principal outstanding from the 2020 Credit Facility, all of which was variable rate debt.
CompoSecure performed a sensitivity analysis based on the principal amount of debt as of September 30, 2021, as well as the effect of its interest rate swap agreement. In this sensitivity analysis, the change in interest rates is assumed to be applicable for an entire year. An increase or decrease of 100 basis points in the applicable interest rate would cause an increase or decrease in interest expense of $2.4 million on an annual basis.
On November 5, 2020, CompoSecure entered into an interest rate swap agreement to hedge forecasted interest rate payments on its variable rate debt. As of September 30, 2021, and December 31, 2020, CompoSecure had the following interest rate swap agreement (in thousands):
Effective Dates	Notional Amount	Fixed Rate
November 5, 2020 through November 5, 2023	$100,000	1.06%
Under the terms of the interest rate swap agreement, CompoSecure receives payments based on the greater of 1-month LIBOR rate or a minimum of 1.00%.
CompoSecure has designated the interest rate swap agreement as a cash flow hedge for accounting purposes utilizing the hypothetical derivative method. CompoSecure has determined the fair value of the interest rate swap agreement to be zero at the inception of the agreement. CompoSecure reflects only the realized gains and losses of the actual monthly settlement activity of the interest rate swap in its income statement. The income statement does not reflect the unrealized changes in fair value of the interest rate swap at each reporting period, and similarly a derivative asset or liability is not recognized at each reporting period in CompoSecure’s financial statements.

DESCRIPTION OF SECURITIES AFTER THE BUSINESS COMBINATION
As a result of the Business Combination, Roman DBDR stockholders who receive shares of Class A Common Stock will become the stockholders of the Combined Entity. Your rights as the Combined Entity stockholders will be governed by Delaware law and the Proposed Charter and the Amended By-laws. The following description of the material terms of the Combined Entity’s securities reflects the anticipated state of affairs upon completion of the Business Combination.
In connection with the Business Combination, Roman DBDR will amend and restate the Current Charter and the Current By-Laws. The following summary of the material terms the Combined Entity’s securities following the Business Combination is not intended to be a complete summary of the rights and preferences of such securities. The full text of the Proposed Charter and the Amended By-laws are attached as Annex B and Annex C, respectively, to this proxy statement. You are encouraged to read the applicable provisions of Delaware law, the Proposed Charter and the Amended By-laws in their entirety for a complete description of the rights and preferences of the Combined Entity securities following the Business Combination.
Authorized and Outstanding Stock
The Proposed Charter authorizes the issuance of 335,000,000 shares, consisting of 250,000,000 shares of Class A Common Stock, $0.0001 par value per share, 75,000,000 shares of Class B Common Stock, $0.0001 par value per share and 10,000,000 shares of preferred stock, $0.0001 par value. As of the Record Date, there were 23,080,980 shares of Class A Common Stock and 5,789,000 shares of Class B Common Stock outstanding. In connection with the Business Combination and subject to the terms of the Current Charter, all shares of outstanding Class B Common Stock shall automatically be converted into shares of Class A Common Stock. No shares of preferred stock are currently outstanding.
Common Stock
The Proposed Charter, which Roman DBDR will adopt if the Governing Documents Proposal is approved, provides the following with respect to the rights, powers, preferences and privileges of the Common Stock.
Voting Power
Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of preferred stock, the holders of Common Stock possess all voting power for the election of the Combined Entity’s directors and all other matters requiring stockholder action. Holders of Common Stock are entitled to one vote per share on matters to be voted on by stockholders.
Dividends
Subject to the rights, if any, of the holders of any outstanding shares of preferred stock, under the Proposed Charter, holders of Common Stock will be entitled to receive such dividends, if any, as may be declared from time to time by the Combined Entity’s board of directors in its discretion out of funds legally available therefor. In no event will any stock dividends or stock splits or combinations of stock be declared or made on Common Stock unless the shares of Common Stock at the time outstanding are treated equally and identically.
Liquidation, Dissolution and Winding Up
In the event of the Combined Entity’s voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up, the holders of the Common Stock will be entitled to receive an equal amount per share of all of the Combined Entity’s assets of whatever kind available for distribution to stockholders, after the rights of the holders of the preferred stock have been satisfied.
Preemptive or Other Rights
There are no sinking fund provisions applicable to the shares of Class A Common Stock.

Registration Rights
Following the Business Combination, certain CompoSecure equityholders and Sponsor will hold registration rights with respect to the securities held by them. Stockholders holding a majority-in-interest of such registrable securities will be entitled to make a written demand for registration under the Securities Act of all or part of their registrable securities. Subject to certain exceptions, such stockholders will also have certain “piggy-back” registration rights with respect to registration statements filed by the Combined Entity, as well additional rights to provide for registration of registrable securities on Form S-3 and any similar short-form registration statement that may be available at such time. See the section titled “Proposal No. 1 — The Business Combination Proposal — Related Agreements.”
Anti-Takeover Provisions
Proposed Charter and Amended By-laws
Certain provisions of the Combined Entity’s amended and restated charter and amended and restated bylaws contain provisions that may delay, defer or discourage another party from acquiring control of the Combined Entity. The Combined Entity expects that these provisions, which are summarized below, will discourage coercive takeover practices or inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of the Combined Entity to first negotiate with the Board, which the Combined Entity believes may result in an improvement of the terms of any such acquisition in favor of the Combined Entity’s stockholders. However, they also give the Board the power to discourage mergers that some stockholders may favor.
Board Composition and Filling Vacancies
The Proposed Charter provides that directors may only be removed for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Combined Entity entitled to vote generally in the election of directors, voting together as a single class. Any vacancy on the Board, however occurring, including a vacancy resulting from an increase in the size of the Board, may only be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), subject to the rights granted to certain stockholders under the Stockholders Agreement. The treatment of vacancies has the effect of making it more difficult for stockholders to change the composition of our board of directors.
Special Meetings of Stockholders
The Proposed Charter provides that a special meeting of stockholders may be called by the (a) Chairman of the Board or Executive Chairman of the Board, as applicable, (b) Chief Executive Officer of the Combined Entity, or (c) the Board pursuant to a resolution adopted by a majority of the Board. The ability of the stockholders to call a special meeting is hereby specifically denied. The Proposed Bylaws limit the business that may be conducted at an annual or special meeting of stockholders to those matters properly brought before the meeting.
Action by Written Consent
The Proposed Charter provides that any action required or permitted to be taken by the stockholders must be effected at an annual or special meeting of the stockholders, and may not be taken by written consent in lieu of a meeting. This limit may lengthen the amount of time required to take stockholder actions and would prevent the amendment of our bylaws or removal of directors by our stockholders without holding a meeting of stockholders.
Advance Notice Requirements
The Proposed Bylaws establish advance notice procedures with regard to stockholder proposals relating to the nomination of candidates for election as directors or new business to be brought before meetings of the Combined Entity’s stockholders. These procedures provide that notice of stockholder proposals must be timely given in writing to the corporate secretary of the Combined Entity prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at the principal executive offices of Combined Entity not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year. The Proposed Bylaws specify the requirements as to form and content of all stockholders’ notices. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting.
Amendment to Certificate of Incorporation
The Combined Entity reserves the right to amend, alter, change or repeal any provision contained in the Proposed Charter, in the manner now or hereafter prescribed by the Proposed Charter and applicable law.
Delaware Anti-Takeover Law
The Combined Entity will opt out of Section 203 of the Delaware General Corporation Law. Section 203 of the DGCL provides that if a person acquires 15% or more of the voting stock of a Delaware corporation, such person becomes an “interested stockholder” and may not engage in certain “business combinations” with such corporation for a period of three years from the time such person acquired 15% or more of such corporation’s voting stock, unless: (i) the board of directors of such corporation approves the acquisition of stock or the merger transaction before the time that the person becomes an interested stockholder, (ii) the interested stockholder owns at least 85% of the outstanding voting stock of such corporation at the time the merger transaction commences (excluding voting stock owned by directors who are also officers and certain employee stock plans), or (iii) the merger transaction is approved by the board of directors and at a meeting of stockholders, not by written consent, by the affirmative vote of 2∕3 of the outstanding voting stock which is not owned by the interested stockholder.
Warrants
Each warrant entitles the registered holder to purchase one share of Roman DBDR Class A Common Stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of Roman DBDR’s initial public offering or thirty (30) days after the consummation of an initial business combination. Pursuant to the warrant agreement, a warrantholder may exercise its warrants only for a whole number of shares. This means that only a whole warrant may be exercised at any given time by a warrantholder. However, no public warrant will be exercisable for cash unless we have an effective and current registration statement covering the shares of Roman DBDR Class A Common Stock issuable upon exercise of the Public Warrants and a current prospectus relating to such shares of Roman DBDR Class A Common Stock. Notwithstanding the foregoing, if a registration statement covering the shares of Roman DBDR Class A Common Stock issuable upon exercise of the Public Warrants is not effective within 60 business days from the closing of our initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. The warrants will expire five years from the closing of our initial business combination at 5:00 p.m., New York City time or earlier upon redemption or liquidation, as described in the prospectus of Roman DBDR’s initial public offering.
The private warrants are identical to the public warrants underlying the units issued in our initial public offering except that (i) each private warrant is exercisable for one share of Roman DBDR Class A Common Stock at an exercise price of $11.50 per share, and (ii) such private warrants are exercisable for cash (even if a registration statement covering the shares of Roman DBDR Common Stock issuable upon exercise of such warrants is not effective) or on a cashless basis, at the holder’s option, and will not be redeemable by us, in each case so long as they are still held by the initial purchasers or their affiliates.
We may call the outstanding warrants for redemption (excluding the private warrants), in whole and not in part, at a price of $0.01 per warrant:
•
at any time while the warrants are exercisable,

•
upon not less than 30 days’ prior written notice of redemption to each warrant holder,

•
if, and only if, the reported last sale price of the shares of Roman DBDR Class A Common Stock equals or exceeds $18.00 per share, for any 20 trading days within a 30-day trading period ending three business day prior to the notice of redemption to warrant holders, and

•
if, and only if, there is a current registration statement in effect with respect to the shares of Roman DBDR Common Stock underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

The right to exercise will be forfeited unless the warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.
The redemption criteria for our warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the warrant exercise price so that if the share price declines as a result of our redemption call, the redemption will not cause the share price to drop below the exercise price of the warrants. If we call the warrants for redemption, we plan to notify our securityholders by issuing a Current Report on Form 8-K and well as a broadly disseminated press release.
If we call the warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of Roman DBDR Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Roman DBDR Class A Common Stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of Roman DBDR Class A Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. Whether we will exercise our option to require all holders to exercise their warrants on a “cashless basis” will depend on a variety of factors including the price of shares of Roman DBDR’s Class A Common Stock at the time the warrants are called for redemption, our cash needs at such time and concerns regarding dilutive share issuances.
The warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval, by written consent or vote, of the holders of a majority of the then outstanding Public Warrants in order to make any change that adversely affects the interests of the registered holders.
The exercise price and number of shares of Roman DBDR Class A Common Stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of shares of Roman DBDR Class A Common Stock at a price below their respective exercise prices.
The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of shares of Roman DBDR Class A Common Stock and any voting rights until they exercise their warrants and receive shares of Roman DBDR Class A Common Stock. After the issuance of shares of Roman DBDR Class A Common Stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.
Except as described above, no Public Warrants will be exercisable for cash and we will not be obligated to issue shares of Roman DBDR Class A Common Stock unless at the time a holder seeks to exercise such warrant, a prospectus relating to the shares of Roman DBDR Class A Common Stock issuable upon exercise of the warrants is current and the shares of Roman DBDR Class A Common Stock have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to use our best efforts to meet these conditions and to maintain a current prospectus relating to the shares of Roman DBDR Class A Common Stock issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so and, if we do not maintain a current prospectus relating to the shares of Roman DBDR Class A Common Stock issuable upon exercise of the warrants, holders will be unable to exercise their warrants and we will not be required to settle any such warrant exercise. If the prospectus relating to the shares of Roman DBDR Class A Common Stock issuable upon the exercise of the warrants is not current or if the Roman DBDR Class A Common Stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, we will not be required to net cash settle or cash settle the warrant exercise, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.
Warrant holders may elect to be subject to a restriction on the exercise of their warrants such that an electing warrant holder would not be able to exercise their warrants to the extent that, after giving effect to such exercise, such holder would beneficially own in excess of 9.9% of the shares of Roman DBDR Class A Common Stock outstanding.
No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of Roman DBDR Common Stock to be issued to the warrant holder.
Redemption Procedures and Cashless Exercise. If we call the warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In determining whether to require all holders to exercise their warrants on a “cashless basis,” our management will consider, among other factors, our cash position, the number of warrants that are outstanding and the dilutive effect on our stockholders of issuing the maximum number of shares of Class A common stock issuable upon the exercise of our warrants. In such event, each holder would pay the exercise price by surrendering the warrants for that number of shares of Class A common stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A common stock underlying the warrants, multiplied by the excess of the “fair market value” (defined below) over the exercise price per share of the warrants by (y) the fair market value. The “fair market value” shall mean the average closing price per share of the Class A common stock for the ten (10) trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. If our management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of Class A common stock to be received upon exercise of the warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption. If we call our warrants for redemption and our management does not take advantage of this option, the Sponsor and its permitted transferees would still be entitled to exercise their private placement warrants for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their warrants on a cashless basis, as described in more detail below.
A holder of a warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 9.8% (or such other amount as a holder may specify) of the shares of Class A common stock outstanding immediately after giving effect to such exercise.
Contractual Arrangements with respect to the private placement warrants
We have agreed that so long as the private warrants are still held by the initial purchasers or their affiliates, we will not redeem such warrants and we will allow the holders to exercise such warrants on a cashless basis (even if a registration statement covering the shares of Roman DBDR Class A Common Stock issuable upon exercise of such warrants is not effective). However, once any of the foregoing warrants are transferred from the initial purchasers or their affiliates, these arrangements will no longer apply. Furthermore, because the private warrants will be issued in a private transaction, the holders and their transferees will be allowed to exercise the private warrants for cash even if a registration statement covering the shares of Roman DBDR Class A Common Stock issuable upon exercise of such warrants is not effective and receive unregistered shares of Roman DBDR Class A Common Stock.
Our Transfer Agent and Warrant Agent
The transfer agent for our shares of Roman DBDR Common Stock and warrant agent for our warrants is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

TICKER SYMBOL, MARKET PRICE AND DIVIDEND POLICY
Ticker Symbol and Market Price
The Roman DBDR Common Stock and Warrants are each quoted on the Nasdaq Stock Exchange, under the symbols “DBDRU,” “DBDR” and “DBDRW,” respectively. The Roman DBDR Common Stock and Warrants commenced trading on November 10, 2020.
Roman DBDR has not paid any cash dividends on its Roman DBDR Common Stock to date and does not intend to pay cash dividends prior to the completion of a Business Combination. The payment of cash dividends in the future will depend upon Roman DBDR’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combination. The payment of any dividends subsequent to the Business Combination will be within the discretion of its then board of directors. It is the present intention of Roman DBDR’s board of directors to retain all earnings, if any, for use in its business operations and, accordingly, Roman DBDR’s board of directors does not anticipate declaring any dividends in the foreseeable future.
CompoSecure’s securities are not publicly traded.
Dividend Policy
We have not paid any cash dividends on shares of Roman DBDR Common Stock to date and do not intend to pay cash dividends prior to the completion of the Business Combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to the completion of the Business Combination. The payment of any dividends subsequent to Business Combination will be within the discretion of our then board of directors. If we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding (i) the actual beneficial ownership of Roman DBDR Common Stock as of November 10, 2021 (the “Ownership Date”), which is prior to the Closing (pre-Business Combination) and (ii) expected beneficial ownership of the Combined Entity’s Common Stock immediately following the Closing (post-Business Combination), assuming that no Public Shares are redeemed, and alternatively that the maximum number of Public Shares are redeemed, by:
•
each person who is, or is expected to be, the beneficial owner of more than 5% of issued and outstanding shares of Roman DBDR Common Stock or of the Combined Entity’s Common Stock;

•
each of our current executive officers and directors;

•
each person who will (or is expected to) become an executive officer or director of the Combined Entity following the Closing; and

•
all executive officers and directors of Roman DBDR as a group pre-Business Combination and all executive officers and directors of the Combined Entity post-Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership of shares of Roman DBDR Common Stock pre-Business Combination is based on 9,228,374 issued and outstanding shares of Class A Common Stock and 17,367,000 issued and outstanding shares of Class B Common Stock, both as of November 10, 2021. The beneficial ownership of shares of Roman DBDR Common Stock immediately following Closing is based on 49,195,000 issued and outstanding shares of Class B Common Stock and 33,445,000 issued and outstanding shares of Class A Common Stock (assuming no redemption) and 63,919,627 issued and outstanding shares of Class B Common Stock and 18,720,373 issued and outstanding shares of Class A Common Stock (assuming maximum redemption) to be outstanding, both following the conversion of Sponsor Shares into Class A Common Stock at Closing and assumes (i) the issuance of up to (x) 49,195,000 (assuming no redemption) or (y) 63,919,627 (assuming maximum redemption) shares of Class B Common Stock as Merger Consideration, determined as described in more detail under the heading titled “Proposal No. 1 — The Business Combination Proposal — The Merger Agreement — Merger Consideration”, and (ii) the issuance of 4,500,000 shares of Class A Common Stock in the PIPE Investment. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by Roman DBDR’s existing stockholders in Roman DBDR will be different.
Unless otherwise indicated, Roman DBDR believes that all persons named in the table have sole voting and investment power with respect to all Roman DBDR Common Stock beneficially owned by them.
	Pre-Business Combination and PIPE Investment		Pre-Business Combination and PIPE Investment		Successor Post-Business Combination and PIPE Investment
					Assuming No Redemption				Assuming Redemption of 14,724,627 Shares of Class A Common Stock
	Class A Common Stock		Class B Common Stock		Class A Common Stock		Class B Common Stock		Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	% of Outstanding Shares of Common Stock	Number of Shares Beneficially Owned(2)	% of Outstanding Shares of Common Stock	Number of Shares	%	Number of Shares	%	Number of Shares	%	Number of Shares	%
Five Percent Holders of Roman DBDR:
Roman DBDR Tech Sponsor LLC(3)	—	—	5,789,000	100%	5,789,000	—	—		5,789,000	—	—	100%
Directors and Executive Officers of Roman DBDR:
Dixon Doll, Jr.(3)	—	—	5,789,000	100%	5,789,000	—	—		5,789,000	—	—	100%

	Pre-Business Combination and PIPE Investment		Pre-Business Combination and PIPE Investment		Successor Post-Business Combination and PIPE Investment
					Assuming No Redemption				Assuming Redemption of 14,724,627 Shares of Class A Common Stock
	Class A Common Stock		Class B Common Stock		Class A Common Stock		Class B Common Stock		Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	% of Outstanding Shares of Common Stock	Number of Shares Beneficially Owned(2)	% of Outstanding Shares of Common Stock	Number of Shares	%	Number of Shares	%	Number of Shares	%	Number of Shares	%
Dr. Donald G. Basile(3)	—	—	5,789,000	100%	5,789,000	—	—		5,789,000	—	—	—
John C. Small(4)	—	—	—	—	—	—	—	—	—	—	—	—
Dixon Doll(4)	100	*	—	—	100	*	—	—	100	*	—	—
Alan Clingman(4)	—	—	—	—	—	—	—	—	—	—	—	—
Paul Misir(4)	—	—	—	—	—	—	—	—	—	—	—	—
Arun Abraham(4)	—	—	—	—	—	—	—	—	—	—	—	—
James L. Nelson(4)	—	—	—	—	—	—	—	—	—	—	—	—
All Directors and Executive Officers of Roman DBDR as a Group (8 individuals)	100	*	5,789,100	100%	5,789,100	—	—	—	5,789,100	—	—	—
Directors and Executive Officers of Combined Entity After Consummation of the Business Combination:
Dixon Doll, Jr.	—	—	5,789,000	100%	5,789,000	—	—	—	5,789,000	—	—	—
Dr. Donald G. Basile	—	—	5,789,000	100%	5,789,000	—	—	—	5,789,000	—	—	—
John C. Small	—	—	—	—	—	—	—	—	—	—	—	—
Dixon Doll	100	*	—	—	100	*	—	—	—	*	—	—
Alan Clingman	—	—	—	—	—	—	—	—	—	—	—	—
Paul Misir	—	—	—	—	—	—	—	—	—	—	—	—
Arun Abraham	—	—	—	—	—	—	—	—	—	—	—	—
James L. Nelson	—	—	—	—	—	—	—	—	—	—	—	—
All Directors and Executive Officers of Combined Entity as a Group	100	*	—	—	5,789,100		—	—	5,789,100	—	—	—
Five Percent Holders of Combined Entity After Consummation of the Business Combination:
Roman DBDR Tech Sponsor LLC(5)	—	—	—	—	—	—	—	—	—	—	—	—
Karpus Investment Management(6)	3,864,765	13.35%	—	—	—	—	—	—	—	—	—	—
Capital Management, L.P.(7)	2,297,637	9.92%	—	—	—	—	—	—	—	—	—	—
Polar Asset Management(8)	1,328,000	5.74%	—	—	—	—	—	—	—	—	—	—
Beryl Capital Management(9)	1,737,572	7.5%	—	—	—	—	—	—	—	—	—	—

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 2877 Paradise Rd. #702 Las Vegas, NV 89109.

(2)
Interests shown consist solely of Sponsor Shares, classified as shares of Class B Common Stock. Such shares are convertible into shares of Class A Common Stock on a one-for-one basis, subject to adjustment, as described in the section of this proxy statement titled “Description of Securities After the Business Combination.”

(3)
Roman DBDR Tech Sponsor LLC is the record holder of such shares. Dr. Donald G. Basile, our Chairman and Co-Chief Executive Officer, and Dixon Doll, Jr., our Co-Chief Executive Officer, are the managing members of Roman DBDR Tech Sponsor LLC. As such, they have voting and investment discretion with respect to the Roman DBDR Common Stock held of record by our sponsor and may be deemed to have shared beneficial ownership of the Roman DBDR Common Stock held directly by Roman DBDR Tech Sponsor LLC.

(4)
Each of these individuals holds a direct or indirect interest in our sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(5)
Our Sponsor is the record holder of such shares. Dr. Donald G. Basile, our Chairman and Co-Chief Executive Officer, and Dixon Doll, Jr., our Co-Chief Executive Officer, are the managing members of our Sponsor. As such, they have voting and investment discretion with respect to the Roman DBDR Common Stock held of record by our sponsor and may be deemed to have shared beneficial ownership of the Roman DBDR Common Stock held directly by our Sponsor.

(6)
The amount shown and the following information are derived from Schedule 13G filed on November 10, 2021 by Karpus Investment Management, reporting beneficial ownership as of October 31, 2021. Consists of 3,864,765 shares of Class A Common Stock held by Karpus Investment Management.

(7)
The amount shown and the following information are derived from the Schedule 13F filed on August 16, 2021 by Corsair Capital Management, L.P., reporting beneficial ownership as of June 30, 2021. Consists of 2,297,637 shares of Class A Common Stock held by Corsair Capital Management, L.P.

(8)
The amount shown and the following information are derived from the Schedule 13F filed on August 13, 2021 by Polar Asset Management Partners Inc., reporting beneficial ownership as of June 30, 2021. Consists of 1,328,000 shares of Class A Common Stock held by Polar Asset Management Partners Inc.

(9)
The amount shown and the following information derived from the Schedule 13G filed on October 15, 2021 by Beryl Capital Management LLC reporting beneficial ownership as of August 13, 2021. Consists of 1,737,572 shares of Class A Common Stock held by Beryl Capital Management LLC.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Roman DBDR
Commencing on November 11, 2020, the date of Roman DBDR’s prospectus, we have agreed to pay our Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.
In order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds on a non-interest bearing basis as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. We do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the Combined Entity with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
We will enter into a registration and shareholder rights agreement with respect to the private placement warrants, the warrants issuable upon conversion of working capital loans (if any) and the shares of Class A Common Stock issuable upon exercise of the foregoing and upon conversion of the Sponsor Shares, which is described under the section of this proxy statement entitled “Description of Securities — Registration Rights.”
Related Party Policy
We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.
We have adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company.
In addition, our audit committee, pursuant to a written charter that has been adopted, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from independent investment banking firm or from another independent entity that commonly renders valuation opinions that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements, consulting fee, monies in respect of any payment of a loan or other compensation will be paid by us to our Sponsor, officers or directors, or any affiliate of our Sponsor or officers, for services rendered to us prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, the following payments will be made to our Sponsor, officers or directors, or our or their affiliates, none of which will be made from the proceeds of this offering held in the trust account prior to the completion of our initial business combination:
•
Payment to our Sponsor of $10,000 per month, for up to 18 months, for office space, utilities and secretarial and administrative support;

•
Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

•
Repayment of non-interest bearing loans which may be made by our Sponsor or an affiliate of our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination. Up to $1,500,000 of such loans may be convertible into warrants, at a price of $1.00 per warrant at the option of the lender.

Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates.
CompoSecure
CompoSecure, as a private company, does not have a formal written related party transaction policy. The Combined Entity will implement policies and procedures with respect to the approval of related party transactions in connection with the closing of the Business Combination.
Nok Nok Project Statement of Work
In July 2021, CompoSecure’s wholly-owned subsidiary, Arculus Holdings, L.L.C., entered into a Project Statement of Work with Nok Nok Labs, Inc. (“Nok Nok”). Nok Nok provides software and hardware solutions, including its Fast Identity Online (FIDO) technology solution, which assists partners in facilitating their entry into Cryptocurrency and Blockchain markets. A minority investor and shareholder of Nok Nok is DCM, which was co-founded by Dixon Doll, Sr. Dixon Doll, Sr. has since retired from DCM and is listed as emeritus partner status at DCM, and is also listed as an advisor to Nok Nok. Dixon Doll, Sr. is a Director of Roman DBDR and the father of Dixon Doll, Jr., who is the Co-Chief Executive Officer of Roman DBDR.
Under the Project Statement of Work, Nok Nok will provide a demonstration version of Nok Nok S3 authentication (SaaS) and product documentation, to Arculus branded applications, along with corresponding technology license rights. Arculus Holdings, L.L.C. has agreed to pay $250,000 for the Nok Nok software and services set forth in the Project Statement of Work. The term of the Project Statement of Work and the term of the license to the software and services provided thereunder will expire on December 31, 2022.
Nok Nok Strategic Alliance Agreement
In August 2021, CompoSecure, L.L.C. and Nok Nok Labs, Inc. entered into a Strategic Alliance Agreement (the “Alliance Agreement”). Under the Alliance Agreement, each party has agreed to promote both parties’ brands, products and services. To facilitate these activities, the Alliance Agreement grants each party a nonexclusive, nontransferable, limited license to use and display certain trademarks, trade names, service marks and service names owned by the other party for such purpose. Additionally, the parties have agreed under the Alliance Agreement to develop a joint marketing plan to promote each other’s products and participate in joint marketing activities. Neither party has any obligation to pay revenue share, commissions or referral fees to the other party under the Alliance Agreement. The Alliance Agreement will remain in effect for one year, and will automatically renew for additional periods of one year unless either party notifies the other of its intention not to renew more than thirty days prior to the expiration of the current term.
Certain Transactions of the Combined Entity
Indemnification Agreements
The Proposed Charter, which will become effective upon the consummation of the Business Combination, will contain provisions limiting the liability of directors, and the post-Business Combination bylaws will provide that it will indemnify the directors and executive officers to the fullest extent not prohibited by Delaware law. Subject to certain limitations, the post-Business Combination bylaws will also require us to advance expenses incurred by the directors and officers. In addition, the Combined Entity will enter into an indemnification agreement with each of the directors and executive officers, which will require the Combined Entity to indemnify its directors and executive officers.
Policies and Procedures for Related Party Transactions
Upon consummation of the Business Combination, the Combined Entity will adopt a written related person transaction policy that provides that its executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of Common Stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with the Combined Entity without the review and approval of the Combined Entity’s audit committee, or a committee composed solely of independent directors in the event it is inappropriate for the Combined Entity’s audit committee to review such transaction due to a conflict of interest.
The policy will provide that any request for the Combined Entity to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of the Common Stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to the Combined Entity’s audit committee (or the committee composed solely of independent directors, if applicable) for review, consideration and approval. In approving or rejecting any such proposal, the Combined Entity expects that its audit committee (or the committee composed solely of independent directors, if applicable) will consider the relevant facts and circumstances available and deemed relevant to the audit committee (or the committee composed solely of independent directors, if applicable), including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.
Tax Receivable Agreement
At the Closing of the Business Combination, CompoSecure, Inc. (f/k/a Roman DBDR) will enter into the Tax Receivable Agreement with CompoSecure and the TRA Parties (as defined therein). The Tax Receivable Agreement will provide for the payment by CompoSecure, Inc. to certain CompoSecure Holders of 90% of the benefits, if any, that CompoSecure, Inc. is deemed to realize (calculated using certain assumptions) as a result of (i) CompoSecure, Inc.’s allocable share of existing tax basis in the assets of CompoSecure and its subsidiaries acquired (A) in the Business Combination and (B) upon sales or exchanges of CompoSecure Units pursuant to the Exchange Agreement after the Business Combination, (ii) certain increases in tax basis that occur as a result of (A) the Business Combination and (B) sales or exchanges of CompoSecure Units pursuant to the Exchange Agreement after the Business Combination, and (iii) certain other tax benefits, including tax benefits attributable to payments under the Tax Receivable Agreement. These tax attributes may increase (for tax purposes) CompoSecure, Inc.’s depreciation and amortization deductions and, therefore, may reduce the amount of tax that CompoSecure, Inc. would otherwise be required to pay in the future, although the IRS may challenge all or part of the validity of such tax attributes, and a court could sustain such a challenge. Such tax basis may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets. Actual tax benefits realized by CompoSecure, Inc. may differ from tax benefits calculated under the Tax Receivable Agreement as a result of the use of certain assumptions in the Tax Receivable Agreement, including the use of an assumed weighted-average state and local income tax rate to calculate tax benefits. The payment obligations under the Tax Receivable Agreement are an obligation of CompoSecure, Inc., but not of CompoSecure. CompoSecure, Inc. expects to benefit from the remaining 10% of realized cash tax benefits. For purposes of the Tax Receivable Agreement, the realized cash tax benefits will be computed by comparing the actual income tax liability of CompoSecure, Inc. to the amount of such taxes that CompoSecure, Inc. would have been required to pay had there been no existing tax basis and no tax basis adjustments, and had Roman DBDR/CompoSecure Inc. not entered into the Tax Receivable Agreement. The actual and hypothetical tax liabilities determined in the Tax Receivable Agreement will be calculated using the actual U.S. federal income tax rate in effect for the applicable period and an assumed, weighted-average state and local income tax rate based on apportionment factors for the applicable period (along with the use of certain other assumptions). The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired, unless (i) CompoSecure, Inc. exercises its right to terminate the Tax Receivable Agreement for an amount based on the agreed payments remaining to be made under the agreement (as described in more detail below), (ii) CompoSecure, Inc. breaches any of its material obligations under the Tax Receivable Agreement in which case all obligations (including any additional interest due relating to any deferred payments) generally will be accelerated and due as if CompoSecure, Inc. had exercised its right to terminate the Tax Receivable Agreement, or (iii) there is a change of control of CompoSecure, Inc., in which case the CompoSecure Holders may elect to receive an amount based on the agreed payments remaining to be made under the Tax Receivable Agreement determined as described above in clause (i). Estimating the amount of payments that may be made under the Tax Receivable Agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The increase in CompoSecure, Inc.’s allocable share of existing tax basis and the tax basis adjustments, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including:
•
the timing of exchanges-for instance, the increase in any tax basis will vary depending on the fair market value, which may fluctuate over time, of the depreciable or amortizable assets of CompoSecure at the time of each exchange. In addition, the increase in CompoSecure, Inc.’s allocable share of existing tax basis acquired upon the future exchange of CompoSecure Units for shares of Class A Common Stock will vary depending on the amount of remaining existing tax basis at the time of such exchange;

•
the price of shares of our Class A Common Stock at the time of the exchange-the increase in any tax deductions, as well as the tax basis increase in other assets, of CompoSecure, is proportional to the price of shares of our Class A Common Stock at the time of the exchange;

•
the extent to which such exchanges are taxable-if an exchange is not taxable for any reason, increased deductions will not be available; and

•
the amount and timing of our income- CompoSecure, Inc. is obligated to pay 90% of the cash tax benefits under the Tax Receivable Agreement as and when realized. If CompoSecure, Inc. does not have hypothetical taxable income, CompoSecure, Inc. is not required (absent a change of control or circumstances requiring an early termination payment) to make payments under the Tax Receivable Agreement for a taxable year in which it does not have hypothetical taxable income because no cash tax benefits will have been realized. However, any tax attributes that do not result in realized benefits in a given tax year may be utilized to generate benefits in other tax years. The utilization of such tax attributes will result in cash tax benefits that will result in payments under the Tax Receivable Agreement.

We expect that if there were an exchange of all of the outstanding CompoSecure Units (other than those held by CompoSecure Inc.) immediately after the Business Combination, the estimated tax benefits to CompoSecure Inc. subject to the Tax Receivable Agreement would be approximately $189.98 million, based on certain assumptions, including but not limited to a $10.00 per share trading price of Class A Common Stock, a 21% U.S. federal corporate income tax rate and estimated applicable state and local income tax rates, no material change in U.S. federal income tax law and that CompoSecure Inc. will have sufficient taxable income to utilize such estimated tax benefits. The foregoing amount is merely an estimate and the actual tax benefits could differ materially. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, the payments under the Tax Receivable Agreement exceed the actual cash tax benefits that CompoSecure, Inc. realizes in respect of the tax attributes subject to the Tax Receivable Agreement and/or distributions to CompoSecure, Inc. by CompoSecure are not sufficient to permit CompoSecure, Inc. to make payments under the Tax Receivable Agreement after it has paid taxes. Certain late payments under the Tax Receivable Agreement generally will accrue interest at an uncapped rate equal to one year LIBOR (or its successor rate) plus 500 basis points. The payments under the Tax Receivable Agreement are not conditioned upon continued ownership of us by the exchanging holders of CompoSecure Units.
In addition, the Tax Receivable Agreement provides that upon certain changes of control, CompoSecure, Inc.’s (or its successor’s) obligations with respect to exchanged or acquired CompoSecure Units (whether exchanged or acquired before or after such transaction or all relevant tax attributes allocable to CompoSecure, Inc. at the time of a change of control), would be accelerated and the amounts payable would be based on certain assumptions, including whether CompoSecure, Inc. would have sufficient taxable income to fully utilize the deductions arising from the tax attributes that are subject to Tax Receivable Agreement. With respect to previously exchanged or acquired CompoSecure Units or all relevant tax attributes allocable to CompoSecure, Inc. at the time of a change of control, we would be required to make a payment equal to the present value (at a discount rate equal to the lesser of (i) 6.5% per annum and (ii) one year LIBOR, or its successor rate, plus 100 basis points) of the anticipated future tax benefits determined using assumptions (ii) through (v) of the following paragraph.
Furthermore, CompoSecure, Inc. may elect to terminate the Tax Receivable Agreement early by making an immediate payment equal to the present value of the anticipated future cash tax benefits with respect to all CompoSecure Units. In determining such anticipated future cash tax benefits, the Tax Receivable Agreement includes several assumptions, including that (i) any CompoSecure Units that have not been exchanged are deemed exchanged for the market value of the shares of Class A Common Stock at the time of termination, (ii) CompoSecure, Inc. will have sufficient taxable income in each future taxable year to fully realize all potential tax benefits, (iii) CompoSecure, Inc. will have sufficient taxable income to fully utilize any remaining net operating losses subject to the Tax Receivable Agreement on a straight line basis over the shorter of the statutory expiration period for such net operating losses or the five-year period after the early termination or change in control, (iv) the tax rates for future years will be those specified in the law as in effect at the time of termination, and (v) certain non-amortizable assets are deemed disposed of within specified time periods. In addition, the present value of such anticipated future cash tax benefits are discounted at a rate equal to the lesser of (i) 6.5% per annum and (ii) one year LIBOR, or its successor rate, plus 100 basis points. If the Tax Receivable Agreement were terminated immediately after the closing of the Business Combination and based on the same assumptions used to estimate the tax benefits to CompoSecure Inc. subject to the Tax Receivable Agreement, the estimated early termination payments would be, in the aggregate, approximately $205.92 million (calculated using a discount rate equal to one-year LIBOR plus 100 basis points, applied against an undiscounted liability of approximately 229.83 million, representing an amount equal to 90% of the approximately $255.37 million of estimated tax benefits to CompoSecure, Inc. that are subject to the Tax Receivable Agreement). The foregoing amounts are merely estimates and the actual tax benefits and early termination payments could differ materially.
As a result of the change of control provisions and the early termination right, CompoSecure, Inc. could be required to make payments under the Tax Receivable Agreement that are greater than or less than the specified percentage of the actual cash tax benefits that CompoSecure, Inc. realizes in respect of the tax attributes subject to the Tax Receivable Agreement (although any such overpayment would be taken into account in calculating future payments, if any, under the Tax Receivable Agreement) or that are prior to the actual realization, if any, of such future tax benefits. Also, the obligations of CompoSecure, Inc. would be automatically accelerated and be immediately due and payable in the event that CompoSecure, Inc. breaches any of its material obligations under the agreement and in certain events of bankruptcy or liquidation. In these situations, our obligations under the Tax Receivable Agreement could have a substantial negative impact on our liquidity.
Decisions made by the CompoSecure inc. in the course of running our business may influence the timing and amount of payments that are received by an existing holder under the Tax Receivable Agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction generally will accelerate payments under the Tax Receivable Agreement and increase the present value of such payments, and the disposition of assets before an exchange will increase an existing holder’s tax liability without giving rise to any rights of an existing holder to receive payments under the Tax Receivable Agreement.
Payments under the Tax Receivable Agreement will be based on the tax reporting positions that we will determine. CompoSecure, Inc. will not be reimbursed for any payments previously made under the Tax Receivable Agreement if the tax attributes subject to the Tax Receivable Agreement are successfully challenged by the IRS, although such amounts may reduce our future obligations, if any, under the Tax Receivable Agreement. As a result, in certain circumstances, payments could be made under the Tax Receivable Agreement in excess of CompoSecure, Inc.’s cash tax benefits.

ADDITIONAL INFORMATION
Submission of Stockholder Proposals
The Roman DBDR Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.
Future Stockholder Proposals
We anticipate that the 2022 annual meeting of stockholders will be held during the first half of 2022. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2022 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws. Such proposals must be received by the Combined Entity at its offices at 309 Pierce Street, Somerset, NJ 08873, in accordance with the applicable deadlines under Rule 14a-8 of the Exchange Act and the Company’s bylaws, and within a reasonable time before the Combined Entity begins to print and send its proxy materials for the meeting.
In addition, the Combined Entity’s amended and restated bylaws, which will be effective upon the consummation of the Business Combination, provide notice procedures for stockholders to propose business (other than director nominations) to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Combined Entity not later than the close of business on the 90th day nor earlier than the close of business 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held during the preceding year or the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after such anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date such meeting is first made. The Chairperson of the Combined Entity’s board of directors may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.
Further, the Combined Entity’s amended and restated bylaws, which will be effective upon the consummation of the Business Combination, provide notice procedures for stockholders to nominate a person as a director to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Combined Entity (a) in the case of an annual meeting, not later than the close of business on the 75th day nor earlier than the close of business on the 105th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held during the preceding year or the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than 5:00 p.m. Eastern Time on the 105th day prior to such annual meeting and not later than 5:00 p.m. Eastern Time on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting was first made. The next annual meeting of stockholders will be held in 2022. For any proposal to be considered for inclusion in the Combined Entity’s proxy statement and form of proxy for submission to the stockholders at its 2022 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Combined Entity’s amended and restated bylaws. The chairperson of the Combined Entity’s board of directors may refuse to acknowledge the introduction of any stockholder nomination not made in compliance with the foregoing procedures.
Stockholder Communications
Stockholders and interested parties may communicate with the Roman DBDR’s board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Roman DBDR Tech Acquisition Corp., 2877 Paradise Rd. #702, Las Vegas, NV 89109. Following the Business Combination, such communications should be sent to 309 Pierce Street,

Somerset, NJ 08873. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.
Experts
The audited financial statements included in this proxy statement have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing.
The financial statements of Roman DBDR as of December 31, 2020 have been audited by Marcum LLP, an independent registered public accounting firm, to the extent set forth in their report appearing elsewhere in this proxy statement and are included herein in reliance upon the authority of Marcum LLP as experts in accounting and auditing.
Delivery of Documents to Stockholders
Pursuant to the rules of the SEC, Roman DBDR and servicers that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, Roman DBDR will deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request delivery of single copies of this proxy statement in the future. Stockholders may notify Roman DBDR of their requests by calling or writing Roman DBDR at its principal executive offices at 2877 Paradise Rd. #702, Las Vegas, NV 89109.
Transfer Agent and Registrar
The registrar and transfer agent for the shares of Common Stock is Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Roman DBDR’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the Proposals to be presented at the Special Meeting, you should contact Roman DBDR by telephone or in writing:
Dr. Donald G. Basile
Dixon Doll, Jr.
Co- Chief Executive Officers
2877 Paradise Rd. #702
Las Vegas, NV 89109
Telephone: (650)-618-2524
You may also obtain these documents by requesting them in writing or by telephone from Roman DBDR’s proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokers call: (203) 658-9400
Email: DBDR.info@investor.morrowsodali.com
If you are a stockholder of Roman DBDR and would like to request documents, please do so by December 17, 2021, in order to receive them before the Special Meeting. If you request any documents from Roman DBDR, Roman DBDR will mail them to you by first class mail, or another equally prompt means.
All information contained in this proxy statement relating to Roman DBDR has been supplied by Roman DBDR, and all such information relating to CompoSecure has been supplied by CompoSecure. Information provided by either Roman DBDR or CompoSecure does not constitute any representation, estimate or projection of any other party.
This document is a proxy statement of Roman DBDR for the Special Meeting. Roman DBDR has not authorized anyone to give any information or make any representation about the Business Combination, Roman DBDR or CompoSecure that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

ROMAN DBDR TECH ACQUISITION CORP.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors of
Roman DBDR Tech Acquisition Corp.
Opinion on the Financial Statements
We have audited the accompanying balance sheet of Roman DBDR Tech Acquisition Corp. (the “Company”) as of December 31, 2020, the related statements of operations, changes in stockholders’ deficit and cash flows for the period from August 21, 2020 (inception) through December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations and its cash flows for the period from August 21, 2020 (inception) through December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Explanatory Paragraph — Going Concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1 to the financial statements, the Company has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Restatement of Previously Issued Financial Statements
As discussed in Note 2 to the financial statements, the accompanying financial statements as of December 31, 2020 and for the period from August 21, 2020 (inception) through December 31, 2020, have been restated.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ Marcum llp
Marcum llp
We have served as the Company’s auditor since 2020.
Melville, NY
March 29, 2021 except for the effects of the restatement discussed in Note 2 — Amendment 1, as to which the date is May 24, 2021 and Amendment 2, as to which the date is November 22, 2021.

ROMAN DBDR TECH ACQUISITION CORP.
BALANCE SHEET
DECEMBER 31, 2020
(As Restated)
ASSETS
Current Assets
Cash	$603,615
Prepaid expenses	434,689
Total Current Assets	1,038,304
Cash and marketable securities held in Trust Account	236,215,089
TOTAL ASSETS	$237,253,393
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Accrued expenses	$98,112
Total Current Liabilities	98,112
Warrant liability	27,455,162
Deferred underwriting payable	8,104,600
Total Liabilities	35,657,874
Commitments
Class A common stock subject to possible redemption, 23,156,000 shares at redemption value	236,191,200
Stockholders’ Deficit
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Class B common stock, $0.0001 par value; 20,000,000 shares authorized; 5,789,000 shares issued and outstanding	579
Additional paid-in capital	—
Accumulated deficit	(34,596,260)
Total Stockholders’ Deficit	(34,595,681)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$237,253,393
The accompanying notes are an integral part of the financial statements.

ROMAN DBDR TECH ACQUISITION CORP.
STATEMENT OF OPERATIONS
(As Restated)
FOR THE PERIOD FROM AUGUST 21, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020
For the Period from August 21, 2020 (Inception) Through December 31, 2020
Operating and formation costs	$188,995
Loss from operations	(188,995)
Other income (expense):
Change in fair value of derivative liability: Private Placement Warrants	(1,842,358)
Change in fair value of derivative liability: Public Warrants	(1,968,260)
Transaction costs: Private Placement Warrants	(22,475)
Transaction costs: Private Public Warrants	(692,235)
Compensation Expense	(650,244)
Interest earned on marketable securities held in Trust Account	22,970
Unrealized gain on marketable securities held in Trust Account	919
Other expense, net	(5,151,683)
Loss before provision for income taxes	(5,340,678)
Provision for income taxes	—
Net loss	$(5,340,678)
Basic and diluted weighted average shares outstanding, Class A Common stock subject to possible redemption	19,250,109
Basic and diluted net loss per share, Class A Common stock subject to possible redemption	$(0.21)
Basic and diluted weighted average shares outstanding, Class B common stock	5,601,728
Basic and diluted net loss per share, Class B common stock	$(0.21)
The accompanying notes are an integral part of the financial statements.

ROMAN DBDR TECH ACQUISITION CORP.
STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT
(As Restated)
FOR THE PERIOD FROM AUGUST 21, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020
	Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Shares	Amount
Balance – August 21, 2020 (Inception)	—	$—	$—	$—	$—
Issuance of Class B common stock to Sponsor	6,325,000	633	24,367	—	25,000
Accretion for Class A common stock to redemption amount	—	—	(24,367)	(29,255,582)	(29,279,949)
Forfeiture of Founder Shares	(536,000)	(54)		—	(54)
Net loss	—	—	—	(5,340,678)	(5,340,678)
Balance – December 31, 2020	5,789,000	$579	$—	$(34,596,260)	$(34,595,681)
The accompanying notes are an integral part of the financial statements.

ROMAN DBDR TECH ACQUISITION CORP.
STATEMENT OF CASH FLOWS
(As Restated)
FOR THE PERIOD FROM AUGUST 21, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020
Cash Flows from Operating Activities:
Net loss	$(5,340,678)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(22,970)
Change in fair value of warrant liability	4,460,862
Transaction costs associated with Initial Public Offering	714,710
Unrealized gain on marketable securities held in Trust Account	(919)
Changes in operating assets and liabilities:
Prepaid expenses	(434,689)
Accrued expenses	98,112
Net cash used in operating activities	(525,572)
Cash Flows from Investing Activities:
Investment of cash in Trust Account	(236,191,200)
Net cash used in investing activities	(236,191,200)
Cash Flows from Financing Activities:
Proceeds from sale of Units, net of underwriting discounts paid	226,928,800
Proceeds from sale of Private Placement Warrants	10,837,400
Proceeds from promissory note – related party	95,657
Repayment of promissory note – related party	(95,657)
Payment of offering costs	(445,813)
Net cash provided by financing activities	237,320,387
Net Change in Cash	603,615
Cash – Beginning of period	—
Cash – End of period	$603,615
Non-Cash Investing and Financing Activities:
Initial classification of Class A common stock subject to possible redemption	$236,191,200
Deferred underwriting fee payable	$8,104,600
Payment of offering costs by the Sponsor in exchange for the issuance of Class B common stock	$25,000
Forfeiture of Founder Shares	$(54)
The accompanying notes are an integral part of the financial statements.

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO THE FINANCIAL STATEMENTS
NOTE 1.    DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
Roman DBDR Tech Acquisition Corp. (the “Company”) is a blank check company incorporated in Delaware on August 21, 2020. The Company was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (the “Business Combination”). The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of December 31, 2020, the Company had not yet commenced any operations. All activity for the period from August 21, 2020 (inception) through December 31, 2020 relates to the Company’s formation and the initial public offering (the “Initial Public Offering”).
The registration statement for the Company’s Initial Public Offering was declared effective on November 5, 2020. On November 10, 2020, the Company consummated the Initial Public Offering of 22,000,000 units (the “Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $220,000,000, which is described in Note 3.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 10,375,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to Roman DBDR Tech Sponsor, LLC (the “Sponsor”), generating gross proceeds of $10,375,000, which is described in Note 4.
Following the closing of the Initial Public Offering on November 10, 2020, an amount of $224,400,000 ($10.20 per Unit) from the proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”), to be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.
On November 12, 2020, the underwriters notified the Company of their intention to partially exercise their over-allotment option. As such, on November 17, 2020, the Company consummated the sale of an additional 1,156,000 Units, at $10.00 per Unit, and the sale of an additional 462,400 Private Placement Warrants, at $1.00 per Private Placement Warrant, generating total gross proceeds of $12,022,400. A total of $11,791,200 of the net proceeds was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $236,191,200.
Transaction costs amounted to $13,206,613, consisting of $4,631,200 of underwriting fees, $8,104,600 of deferred underwriting fees and $470,813 of other offering costs .
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. NASDAQ rules provide that the Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the signing a definitive agreement to enter a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. In connection with a proposed Business Combination, the Company may seek stockholder approval of a Business Combination at a meeting called for such purpose at which stockholders may seek to redeem their shares, regardless of whether they vote for or against a Business Combination. The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 either immediately prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the outstanding shares voted are voted in favor of the Business Combination.
If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s Amended and Restated Certificate of Incorporation provides that, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to more than 15% of the Public Shares without the Company’s prior written consent.
The public stockholders will be entitled to redeem their shares for a pro rata portion of the amount then in the Trust Account (initially $10.20 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to stockholders who redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter (as discussed in Note 6). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.
If a stockholder vote is not required and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation, offer such redemption pursuant to the tender offer rules of the Securities and Exchange Commission (the “SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination.
The Company’s Sponsor has agreed (a) to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination, (b) not to propose an amendment to the Company’s Amended and Restated Certificate of Incorporation with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company provides dissenting public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment; (c) not to redeem any shares (including the Founder Shares) into the right to receive cash from the Trust Account in connection with a stockholder vote to approve a Business Combination (or to sell any shares in a tender offer in connection with a Business Combination if the Company does not seek stockholder approval in connection therewith) or a vote to amend the provisions of the Amended and Restated Certificate of Incorporation relating to stockholders’ rights of pre-Business Combination activity and (d) that the Founder Shares shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated. However, the Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares purchased during or after the Initial Public Offering if the Company fails to complete its Business Combination.
If the Company is unable to complete a Business Combination by May 10, 2022 (the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of applicable law. The underwriter has agreed to waive its rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the amount initially deposited into the Trust Account ($10.20).
Going Concern
The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the day of liquidation of the Trust Account, if less than $10.20 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriter of Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure its stockholders that the Sponsor would be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
On June 6, 2021 the Sponsor agreed to advance $130,000 to the Company to pay for operating expenses.
Based on the foregoing, the Company believes it will not have sufficient cash to meet its needs through the earlier of consummation of a Business Combination or May 10, 2022. This raises substantial doubt about the Company’s ability to continue as a going concern.
Risks and Uncertainties
Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
NOTE 2.    RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS
Amendment 1
The Company previously accounted for its outstanding Public Warrants (as defined in Note 4) and Private Placement Warrants (collectively, with the Public Warrants, the “Warrants”) issued in connection with its Initial Public Offering as components of equity instead of as derivative liabilities. The warrant agreement governing the Warrants includes a provision that provides for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant. In addition, the warrant agreement includes a provision that in the event of a tender offer or exchange offer made to and accepted by holders of more than 50% of the outstanding shares of a single class of stock, all holders of the Warrants would be entitled to receive cash for their Warrants (the “tender offer provision”).

On April 12, 2021, the staff of the Division of Corporation Finance of the Securities and Exchange Commission together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”). Specifically, the SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the warrant agreement, dated as of November 5, 2020, between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agreement”).
In further consideration of the SEC Statement, the Company’s management further evaluated the Warrants under Accounting Standards Codification (“ASC”) Subtopic 815-40, Contracts in Entity’s Own Equity. ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock. Under ASC Section 815-40-15, a warrant is not indexed to the issuer’s common stock if the terms of the warrant require an adjustment to the exercise price upon a specified event and that event is not an input to the fair value of the warrant. Based on management’s evaluation, the Company’s audit committee, in consultation with management, concluded that the Company’s Private Placement Warrants are not indexed to the Company’s common stock in the manner contemplated by ASC Section 815-40-15 because the holder of the instrument is not an input into the pricing of a fixed-for-fixed option on equity shares. In addition, based on management’s evaluation, the Company’s audit committee, in consultation with management, concluded that the tender offer provision fails the “classified in stockholders’ equity” criteria as contemplated by ASC Section 815-40-25.
As a result of the above, the Company should have classified the Warrants as derivative liabilities in its previously issued financial statements. Under this accounting treatment, the Company is required to measure the fair value of the Warrants at the end of each reporting period as well as re-evaluate the treatment of the warrants (including on November 10, 2020 and December 31, 2020) and recognize changes in the fair value from the prior period in the Company’s operating results for the current period.
	As Previously Reported	Adjustments	As Restated
Balance sheet as of November 10, 2020 (audited)
Warrant Liability	$—	$22,547,500	$22,547,500
Class A Common Stock Subject to Possible Redemption	212,828,471	(22,547,500)	190,280,971
Class A Common Stock	113	222	335
Additional Paid-in Capital	4,999,970	1,303,608	6,303,578
Accumulated Deficit	(712)	(1,303,830)	(1,304,542)
Balance sheet as of December 31, 2020 (audited)
Warrant Liability	$—	$27,455,162	$27,455,162
Class A Common Stock Subject to Possible Redemption	224,050,680	(27,455,162)	195,595,518
Common Stock	119	270	389
Additional Paid-in Capital	5,164,409	5,175,301	10,339,710
Accumulated Deficit	(165,106)	(5,175,571)	(5,340,677)
Stockholders’ Equity	5,000,001	4	5,000,005
Statement of Operations for the Period from August 21, 2020 (inception) to December 31, 2020 (audited)
Change in fair value of warrant liability	$—	$(4,460,862)	$(4,460,862)
Transaction costs associated with Initial Public Offering	—	(714,710)	(714,710)
Net loss	(165,106)	(5,175,572)	(5,340,678)
Weighted average shares outstanding, Common stock subject to possible redemption	21,828,647	(2,303,331)	19,525,316

	As Previously Reported	Adjustments	As Restated
Basic and diluted net income per share, Common stock subject to possible redemption	0.00	—	0.00
Weighted average shares outstanding, Common stock	6,078,552	939,759	7,018,311
Basic and diluted net loss per share, Common stock	(0.03)	(0.73)	(0.76)
Cash Flow Statement for the Period from August 21, 2020 (inception) to December 31, 2020 (audited)
Net loss	$(165,106)	$(5,175,572)	$(5,340,678)
Change in fair value of warrant liability	—	(4,460,862)	(4,460,862)
Transaction costs associated with Initial Public Offering	—	(714,710)	(714,710)
Initial classification of Class A common stock subject to possible redemption	224,215,068	(23,644,544)	200,570,524
Change in value of Class A common stock subject to possible redemption	(164,388)	(3,810,618)	(3,975,006)
Amendment 2
In connection with the preparation of the Company’s condensed financial statements as of September 30, 2021, management identified errors made in its historical financial statements where, at the closing of the Company’s Initial Public Offering, the Company improperly valued its Class A common stock subject to possible redemption. The Company previously determined the Class A common stock subject to possible redemption to be equal to the redemption value, while also taking into consideration a redemption cannot result in net tangible assets being less than $5,000,001. Management determined that the Public Shares underlying the Units issued during the Initial Public Offering can be redeemed or become redeemable subject to the occurrence of future events considered outside the Company’s control. Therefore, management concluded that temporary equity should include all shares of Class A common stock subject to possible redemption, resulting in the Class A common stock subject to possible redemption being equal to their redemption value. As a result, management has noted a classification error related to temporary equity and permanent equity. This resulted in an adjustment to the initial carrying value of the Class A common stock subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A common stock.
In connection with the change in presentation for the Class A common stock subject to possible redemption, the Company also restated its income (loss) per common share calculation to allocate net income (loss) evenly to Class A and Class B common stock. This presentation contemplates a Business Combination as the most likely outcome, in which case, both classes of common stock share pro rata in the income (loss) of the Company.

There has been no change in the Company’s total assets, liabilities or operating results.
	As Previously Restated	Adjustment	As Restated
Balance Sheet as of November 10, 2020 (audited)
Common stock subject to possible redemption	$190,280,971	$34,119,029	$224,400,000
Common stock	$335	$(335)	$—
Additional paid-in capital	$6,303,578	$(6,303,578)	$—
Accumulated deficit	$(1,304,542)	$(27,815,116)	$(29,119,658)
Total Stockholders’ Equity (Deficit)	$5,000,004	$(34,119,029)	$(29,119,025)
Balance Sheet as of December 31, 2020 (audited)
Common stock subject to possible redemption	$196,595,514	$39,595,686	$236,191,200
Common stock	$389	$(389)	$—
Additional paid-in capital	$10,339,715	$(10,339,715)	$—
Accumulated deficit	$(5,340,678)	$(29,255,581)	$(34,596,259)
Total Stockholders’ Equity (Deficit)	$5,000,005	$(39,595,684)	$(34,595,681)
Statement of Changes in Stockholders’ Equity (Deficit) for the Period from August 21, 2020 (Inception) Through December 31, 2020 (Audited)
Sale of 23,156,000 Units, net of underwriting discounts and offering expenses	206,911,197	(206,911,197)	—
Common stock subject to redemption	196,595,514	(196,595,514)	—
Accretion for Class A common stock to redemption amount	—	(29,279,949)	(29,279,949)
Statement of Cash Flows for the Three Months Ended December 31, 2020 (Unaudited)
Initial classificiation of Class A common stock subject to possible redemption	224,215,068	11,976,132	236,191,200
Statement of Operations for the Period from August 14, 2020 (Inception) Through December 31, 2020 (Audited)
Basic and diluted weighted average shares outstanding, Class A common stock subject to possible redemption, Adjustment, Class A common stock	21,828,647	(2,578,538)	19,250,109
Basic and diluted net income per share, Class A common stock subject to possible redemption, Adjustment, Class A common stock	$—	$—	$—
Basic and diluted weighted average shares outstanding, Non-redeemable common stock, Adjustment, Class A common stock	6,078,552	(476,824)	5,601,728
Basic and diluted net loss (income) per share, Non-redeemable common stock, Adjustment, Class A common stock	$(0.88)	$0.67	$(0.21)
NOTE 3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2020.
Marketable Securities Held in Trust Account
At December 31, 2020, substantially all of the assets held in the Trust Account were held in money market funds which are primarily invested in U.S. Treasury securities.
Warrant Liability (Restated)
The Company accounts for the Warrants in accordance with the guidance contained in ASC 815-40-15-7D and 7F under which the Warrants do not meet the criteria for equity treatment and must be recorded as liabilities. Accordingly, the Company classifies the Warrants as liabilities at their fair value and adjust the Warrants to fair value at each reporting period. This liability is subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statement of operations. The Private Placement Warrants and the Public Warrants for periods where no observable traded price was available are valued using a Monte Carlo simulation. For periods subsequent to the detachment of the Public Warrants from the Units, the Public Warrant quoted market price was used as the fair value as of each relevant date.
Class A Common Stock Subject to Possible Redemption (Restated, see Note 2 — Amendment 2)
The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Class A common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s Class A common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, Class A common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.
The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stock to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock are affected by charges against additional paid-in capital and accumulated deficit.
At December 31, 2020, the common stock reflected in the balance sheet is reconciled in the following table:
Gross proceeds	$231,560,000
Less:
Proceeds allocated to Public Warrants	$(12,156,900)
Class A common stocks issuance costs	$(12,491,903)
Plus:
Accretion of carrying value to redemption value	$29,280,003
Class A common stocks subject to possible redemption	$236,191,200
Offering Costs (Restated, see Note 2 — Amendment 2)
The company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A — “Expenses of Offering.” Offering costs consist of underwriting, legal, regulatory filing, accounting, and other costs incurred through the balance sheet date that are directly related to the Initial Public Offering. The offering costs relate to the Class A Common Stock and Distributable Redeemable Warrants which comprised the Unit offered as part of the Initial Public Offering. Those costs were allocated on a relative fair value basis with the portion of the offering costs allocated to the Distributable Redeemable Warrants being charged to expense and the portion of the offering costs assigned to the Public Shares initially being charged against temporary equity and then accreted to common stock subject to redemption upon the completion of the Initial Public Offering. Public Stockholders who properly redeem their Public Shares (as described in Note 1) in connection with the Initial Business Combination will not bear any of the offering costs. Total offering costs amounted to $13,206,613, which consists of $4,631,200 of upfront underwriting fees, $8,104,600 of deferred underwriting fees (further discussed in Note 6) and $470,813 of other offering costs, of which $714,710 was charged to expense and $12,491,903 was charged to temporary equity.
Income Taxes
The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits, if any, as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
On March 27, 2020, the CARES Act was enacted in response to COVID-19 pandemic. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period which the new legislation is enacted. The CARES Act made various tax law changes including among other things (i) increasing the limitation under Section 163(j) of the Internal Revenue Code of 1986, as amended (the “IRC”) for 2019 and 2020 to permit additional expensing of interest (ii) enacting a technical correction so that qualified improvement property can be immediately expensed under IRC Section 168(k), (iii) making modifications to the federal net operating loss rules including permitting federal net operating losses incurred in 2018, 2019, and 2020 to be carried back to the five preceding taxable years in order to generate a refund of previously paid income taxes and (iv) enhancing the recoverability of alternative minimum tax credits. Given the Company’s full valuation allowance position and capitalization of all costs, the CARES Act did not have an impact on the financial statements.
Net Loss Per Common Share (Restated, see Note 2 — Amendment 1)
Net loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. The Company has not considered the effect of the warrants sold in the Initial Public Offering and private placement warrants to purchase an aggregate of 22,415,400 shares in the calculation of diluted loss per share, since the exercise of the warrants are contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive.
The Company’s statement of operations includes a presentation of loss per share for common shares subject to possible redemption in a manner similar to the two-class method of loss per share. Net loss per common share, basic and diluted, for common stock subject to possible redemption is calculated by dividing the proportionate share of income or loss on marketable securities held by the Trust Account by the weighted average number of common stock subject to possible redemption outstanding since original issuance.
Net loss per share, basic and diluted, for non-redeemable common stock is calculated by dividing the net loss, adjusted for income or loss on marketable securities attributable to common stock subject to possible redemption, by the weighted average number of non-redeemable shares of common stock outstanding for the period.
Non-redeemable common stock includes Founder Shares and non-redeemable shares of common stock as these shares do not have any redemption features. Non-redeemable common stock participates in the income or loss on marketable securities based on non-redeemable shares’ proportionate interest.
The following table reflects the calculation of basic and diluted net loss per common share (in dollars, except per share amounts):
For the Period from August 21, 2020 (inception) Through December 31, 2020
Class A Common stock subject to possible redemption

For the Period from August 21, 2020 (inception) Through December 31, 2020
Numerator: Earnings allocable to common stock subject to possible redemption
Interest earned on marketable securities held in Trust Account	$22,970
Unrealized gain on marketable securities held in Trust Account	919
Less: interest available to be withdrawn for payment of taxes	(23,889)
Net Income	$—
Denominator: Weighted Average Class A common stock subject to possible redemption
Basic and diluted weighted average shares outstanding	19,525,316
Basic and diluted net income per share	$0.00
Non-Redeemable Common Stock
Numerator: Net Loss minus Net Earnings
Net Loss	$(5,340,678)
Net income allocable to Class A common stock subject to possible redemption	—
Non-Redeemable Net Loss	$(5,340,678)
Denominator: Weighted Average Non-Redeemable Common Stock
Basic and diluted weighted average shares outstanding, Non-Redeemable common stock,	7,018,311
Basic and diluted net loss per share, Non-Redeemable	$(0.76)

Net Income (Loss) per Common Share (Restated, see Note 2 — Amendment 2)
The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share”. Net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period. The Company applies the two-class method in calculating income (loss) per common share. Accretion associated with the redeemable shares of Class A common stock is excluded from income (loss) per common share as the redemption value approximates fair value.
The Company has not considered the effect of the warrants sold in the Initial Public Offering and private placement to purchase an aggregate of 21,320,000 shares in the calculation of diluted income (loss) per share, since the exercise of the warrants is contingent upon the occurrence of future events. As of December 31, 2020, the Company did not have any dilutive securities or other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted net income (loss) per common share is the same as basic net income (loss) per common share for the periods presented.

The following table reflects the calculation of basic and diluted net income (loss) per common share (in dollars, except per share amounts):
	For the Period from August 21, 2020 (Inception) Through December 31, 2020
	Class A	Class B
Basic and diluted net loss per common stock
Numerator:
Allocation of net loss, as adjusted	$(4,136,863)	$(1,203,815)
Denominator:
Basic and diluted weighted average shares outstanding	19,250,109	5,601,728
Basic and diluted net loss per common stock	$(0.21)	$(0.21)
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation maximum of $250,000. The Company has not experienced losses on this account.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.
Recent Accounting Standards
Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.
NOTE 4.   INITIAL PUBLIC OFFERING
Pursuant to the Initial Public Offering, the Company sold 22,000,000 Units at a purchase price of $10.00 per Unit. In connection with the underwriters’ partial exercise of the over-allotment option on November 17, 2020, the Company sold an additional 1,156,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value, and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at an exercise price of $11.50 per share (see Note 7).
NOTE 5.   PRIVATE PLACEMENT
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 10,375,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, or $10,375,000 in the aggregate, each exercisable to purchase one share of Class A common stock at a price of $11.50 per share. In connection with the underwriters’ partial exercise of the over-allotment option on November 17, 2020, the Company sold an additional 462,400 Private Placement Warrants, at a purchase price of $1.00 per Private Placement Warrant, for an aggregate purchase price of $462,400. The proceeds from the sale of the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.
NOTE 6.   RELATED PARTY TRANSACTIONS
Founder Shares
On August 26, 2020, the Sponsor paid $25,000 to cover certain offering costs of the Company in consideration for 7,906,250 shares of Class B common stock (the “Founder Shares”). On October 26, 2020,

the Sponsor returned to the Company, at no cost, an aggregate of 1,581,250 Founder Shares which the Company cancelled, resulting in an aggregate of 6,325,000 Founder Shares outstanding. The Founder Shares included an aggregate of up to 825,000 shares subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment option was not exercised in full or in part, so that the Sponsor would collectively own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Sponsor did not purchase any Public Shares in the Initial Public Offering). In connection with the underwriters’ partial exercise of the over-allotment option and the forfeiture of the remaining over-allotment option, 536,000 Founder Shares were forfeited and 289,000 Founder Shares are no longer subject to forfeiture resulting in an aggregate of 5,789,000 Founder Shares outstanding at December 31, 2020.
The Sponsor has agreed not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) one year after the completion of a Business Combination or (B) the date on which the Company completes a liquidation, merger, capital stock exchange or similar transaction that results in the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, the Founder Shares will be released from the lock-up.
Administrative Support Agreement
The Company entered into an agreement, commencing on November 6, 2020, to pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. For the period from August 21, 2020 (inception) through December 31, 2020, the Company incurred and paid $14,450 in fees for these services.
Promissory Note — Related Party
On August 26, 2020, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). The Note was non-interest bearing and was payable on the earlier of March 31, 2021 or the completion of the Initial Public Offering. The outstanding balance under the Note of $95,657 was repaid at the closing of the Initial Public Offering on November 10, 2020.
Related Party Loans
In order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor, an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a Business Combination into warrants at a price of $1.00 per warrant. The warrants will be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.
NOTE 7.   COMMITMENTS
Registration Rights
Pursuant to a registration and shareholder rights agreement entered into on November 5, 2020, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of the Working Capital Loans (and any shares of Class A common stock issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares) are entitled to registration rights requiring the

Company to register such securities for resale (in the case of the Founder Shares, only after conversion to our Class A common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The registration and shareholder rights agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreement
The underwriters will be entitled to a deferred fee of $0.35 per Unit, or $8,104,600 in the aggregate. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.
NOTE 8.   STOCKHOLDERS’ EQUITY (Restated, see Note 2 — Amendment 2)
Preferred Stock — The Company is authorized to issue 1,000,000 shares of $0.0001 par value preferred stock. At December 31, 2020, there were no shares of preferred stock issued or outstanding.
Class A Common Stock — The Company is authorized to issue up to 200,000,000 shares of Class A, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. At December 31, 2020, there were 23,156,000 shares of Class A common stock issued and outstanding, which are subject to possible redemption and classified as temporary equity.
Class B Common Stock — The Company is authorized to issue up to 20,000,000 shares of Class B, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. As of December 31, 2020, there were 5,789,000 shares of Class B common stock outstanding.
The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of the Business Combination on a one-for-one basis, subject to adjustment. In the case that additional shares of Class A common stock, or equity linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity linked securities issued or deemed issued in connection with a Business Combination (excluding any shares or equity linked securities issued, or to be issued, to any seller in a Business Combination, and any private placement-equivalent warrants issued to the Sponsor or its affiliates upon conversion of loans made to the Company).
NOTE 9.   WARRANTS
Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the consummation of a Business Combination or (b) 12 months from the closing of the Initial Public Offering. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.
The Company will not be obligated to deliver any Class A common stock pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act covering the issuance of the Class A common stock issuable upon exercise of the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue shares of Class A common stock upon exercise of a warrant unless Class A common stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of a Business Combination, it will use its best efforts to file with the SEC a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants, to cause such registration statement to become effective and to maintain a current prospectus relating to those shares of Class A common stock until the warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the foregoing, if a registration statement covering the Class A common stock issuable upon exercise of the warrants is not effective within a specified period following the consummation of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended, or the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis.
Once the Public Warrants become exercisable, the Company may redeem the Public Warrants for redemption:
•
in whole and not in part;

•
at a price of $0.01 per Public Warrant;

•
upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•
if, and only if, the reported last reported sale price of the Class A common stock for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrant holders equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

If and when the Public Warrants become redeemable by the Company, the Company may not exercise its redemption right if the issuance of shares of common stock upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or the Company is unable to effect such registration or qualification.
The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless. If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of common shares issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial Business Combination on the date of the consummation of such initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of the Market Value and the Newly Issued Price and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the greater of the Market Value and the Newly Issued Price.
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants will and the shares of Class A common stock issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.
NOTE 10.   INCOME TAX
The Company’s net deferred tax liability at December 31, 2020 is as follows:
December 31, 2020

Deferred tax asset (liability)
Organizational/Start-up costs	$24,416
Net operating loss carryforward	10,449
Unrealized gain on marketable securities	(193)
Total deferred tax assets, net	34,672
Valuation Allowance	(34,672)
Deferred tax liability, net of valuation allowance	$—
The income tax provision for the period from August 21, 2020 (inception) through December 31, 2020 consists of the following:
December 31, 2020

Federal
Current	$—
Deferred	(34,672)
State and Local
Current	—
Deferred	—
Change in valuation allowance	34,672
Income tax provision	$—

As of December 31, 2020, the Company had $49,757 U.S. federal net operating loss carryover available to offset future taxable income.
In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the period from August 21, 2020 (inception) through December 31, 2020, the change in the valuation allowance was $34,672.
A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2020 is as follows:
December 31, 2020
Statutory federal income tax rate	21.0%
Warrant issuance costs	(2.8)%
Expenses related to warrants	(2.6)%
Change in fair value of warrant liability	(15.0)%
Change in valuation allowance	(0.6)%
Income tax provision	(0.0)%
The Company files income tax returns in the U.S. federal jurisdiction and is subject to examination by the various taxing authorities. The Company’s tax returns since inception remain open to examination by the taxing authorities.
NOTE 11.   FAIR VALUE MEASUREMENTS (Restated)
The Company follows the guidance in ASC Topic 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:
Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

At December 31, 2020, assets held in the Trust Account were comprised of $939 of cash and $236,214,150 of money market funds, which are primarily invested in U.S. Treasury securities. During the year ended December 31, 2020, the company did not withdraw any interest income from the Trust Account.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at December 31, 2020 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:
Description	Level	December 31, 2020
Assets:
Marketable securities held in Trust Account	1	$236,215,089
Liabilities:
Warrant Liability – Public Warrants	1	14,125,160
Warrant Liability – Private Placement Warrants	3	13,330,002
The Warrants were accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on our balance sheet. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the statement of operations.
Initial Measurement
The Company established the initial fair value for the Warrants on November 5, 2020, the date of the Company’s Initial Public Offering, using a Monte Carlo simulation model for the Private Placement Warrants and the Public Warrants. The Company allocated the proceeds received from (i) the sale of Units (which is inclusive of one share of Class A common stock and one-half of one Public Warrant), (ii) the sale of Private Placement Warrants, and (iii) the issuance of Class B common stock, first to the Warrants based on their fair values as determined at initial measurement, with the remaining proceeds allocated to Class A common stock subject to possible redemption, Class A common stock and Class B common stock based on their relative fair values at the initial measurement date. The Warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs.
The key inputs into the Monte Carlo simulation model for the Private Placement Warrants and Public Warrants were as follows at initial measurement (which includes valuation for the over-allotment exercise on November 17, 2020) and for subsequent measurement (Private Placement Warrants only):
Input	November 5, 2020 (Initial Measurement)	December 31, 2020 (Subsequent Measurement)
Risk-free interest rate	0.36%	0.37%
Expected term (years)	5	5.05
Expected volatility	20.0%	18.5%
Exercise price	$11.50	$11.50
Fair value of Units	$9.48	$10.11
On November 5, 2020 (after including the impact of the underwriters partial exercise of their overallotment option on November 17, 2020), the Private Placement Warrants were determined to have a value of $1.06 per warrant and the Public Warrants were determined to be $1.05 per warrant for aggregate values of $11.5 million and $12.2 million, respectively.
The following table presents the changes in the fair value of warrant liabilities:
	Private Placement	Public	Warrant Liabilities
Fair value as of August 21, 2020	$—	$—	$—
Initial measurement on November 5, 2020	11,487,644	12,156,900	23,644,544
Change in valuation inputs or other assumptions	1,842,358	1,968,260	3,810,618
Fair value as of December 31, 2020	$13,330,002	$14,125,160	$27,455,162

Due to the use of quoted prices in an active market (Level 1) to measure the fair value of the Public Warrants, subsequent to initial measurement, the Company had transfers out of Level 3 totaling $12,156,900 during the period from November 5, 2020 through December 31, 2020.
NOTE 12.    SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

INDEX TO FINANCIAL STATEMENTS OF ROMAN DBDR TECH ACQUISITION CORP.

Page
Condensed Balance Sheets as of September 30, 2021 (unaudited) and December 31, 2020 (Restated)	F-26
Condensed Statements of Operations for the three and nine months ended September 30, 2021 (Unaudited) and for the period from August 21, 2020 (inception) through September 30, 2020	F-27
Condensed Statements of Changes in Stockholders’ (Deficit) Equity for the three and nine months ended September 30, 2021 (Unaudited) and for the period from August 21, 2020 (inception) through September 30, 2020 (Restated)
F-28
Condensed Statements of Cash Flows for the nine months ended September 30, 2021 (Unaudited) and for the period from August 21, 2020 (inception) through September 30, 2020	F-29
Notes to Condensed Financial Statements (unaudited)	F-30

ROMAN DBDR TECH ACQUISITION CORP.
CONDENSED BALANCE SHEETS
	September 30, 2021	December 31, 2020
	(Unaudited)	(Restarted)
ASSETS
Current assets
Cash	$15,158	$603,615
Prepaid expenses	225,388	434,689
Total Current Assets	240,546	1,038,304
Cash and marketable securities held in Trust Account	236,289,574	236,215,089
TOTAL ASSETS	$236,530,120	$237,253,393
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable and accrued expenses	$2,470,093	$98,112
Advance from related parties	168,400	—
Total Current Liabilities	2,638,493	98,112
Derivative Liability – Private Placement Warrants	18,098,458	13,330,002
Derivative Liability – Public Warrants	18,640,580	14,125,160
Deferred underwriting fee payable	8,104,600	8,104,600
TOTAL LIABILITIES	47,482,131	35,657,874
Commitments and Contingencies
Class A common stock subject to possible redemption 23,156,000 shares at redemption value at September 30, 2021 and December 31, 2020	236,191,200	236,191,200
Stockholders’ Deficit
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; no shares issued and outstanding	—	—
Class B common stock, $0.0001 par value; 20,000,000 shares authorized; 5,789,000 shares issued and outstanding, at September 30, 2021 and December 31, 2020	579	579
Additional paid-in capital	—	0
Accumulated deficit	(47,143,789)	(34,596,260)
Total Stockholders’ Deficit	(47,143,210)	(34,595,681)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$236,530,121	$237,253,393
The accompanying notes are an integral part of the unaudited condensed financial statements.

ROMAN DBDR TECH ACQUISITION CORP.
CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED)
	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2021	For the Period from August 21, 2020 (Inception) through September 30, 2020
Operating and formation costs	$498,591	$3,338,138	$717
Loss from operations	(498,591)	(3,338,138)	(717)
Other income (expense):
Interest earned on marketable securities held in Trust Account	3,040	74,485	—
Change in fair value of Derivative Liability	672,462	(9,283,876)	—
Total other income (expense), net	675,502	(9,209,391)	—
Net income (loss)	$176,911	$(12,547,529)	$(717)
Basic and diluted weighted average shares outstanding, Class A Common stock	22,290,037	22,290,037	—
Basic and diluted net income (loss) per share, Class A Common stock	$0.01	$(0.45)	$—
Basic and diluted weighted average shares outstanding, Class B Common stock	5,789,000	5,789,000	5,500,000
Basic and diluted net income (loss) per share, Class B Common stock	$0.01	$(0.45)	$—
The accompanying notes are an integral part of the unaudited condensed financial statements.

ROMAN DBDR TECH ACQUISITION CORP. CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY DEFICIT
THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2021
(UNAUDITED)
	Class A Common Stock		Class B Common Stock		Additional Paid in Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Shares	Amount	Shares	Amount
Balance – January 1, 2021	—	$—	5,789,000	$579	$—	$(34,596,260)	$(34,595,681)
Net income	—	—	—	—	—	8,931,200	8,931,200
Balance – March 31, 2021	—	$—	5,789,000	$579	$—	$(25,665,060)	$(25,664,481)
Net loss	—	—	—	—	—	(21,655,640)	(21,655,640)
Balance – June 30, 2021	—	$—	5,789,000	$579	$—	$(47,320,700)	$(47,320,121)
Net income	—	—	—	—	—	176,911	176,911
Balance – September 30, 2021	—	$—	5,789,000	$579	$—	$(47,143,789)	$(47,143,210)
FOR THE PERIOD FROM AUGUST 21, 2020 (INCEPTION) THROUGH SEPTEMBER 30, 2020
	Class B Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance – August 21, 2020 (inception)	—	$—	$—	$—	$—
Issuance of Class B common stock to Sponsor	6,325,000	633	24,367	—	25,000
Net loss	—	—	—	(717)	(717)
Balance – September 30, 2020	6,325,000	633	$24,367	$(717)	$24,283
The accompanying notes are an integral part of the unaudited condensed financial statements.

ROMAN DBDR TECH ACQUISITION CORP.
CONDENSED STATEMENT OF CASH FLOWS
(UNAUDITED)
	Nine Months Ended September 30,	For The Period From August 21, 2020 (Inception) Through September 30, 2020
	2021
Cash Flows from Operating Activities:
Net loss	$(12,547,529)	$(717)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(74,485)	—
Change in fair value of warrant liability	9,283,876	—
Changes in operating assets and liabilities:
Prepaid expenses	209,300	—
Accrued expenses	2,371,981	—
Net cash used in operating activities	(756,857)	(717)
Cash Flows from Financing Activities:
Proceeds from promissory note – related party	—	13,217
Payment of offering costs	—	(12,500)
Advances from related party	170,000	—
Repayment of advances from related party	(1,600)	—
Net cash provided by financing activities	168,400	717
Net Change in Cash	(588,457)	—
Cash – Beginning of period	603,615	—
Cash – End of period	$15,158	$—
Non-Cash investing and financing activities:
Offering costs included in accrued offering costs	$—	$5,000
Offering costs paid by Sponsor in exchange for issuance of founder shares	$—	$25,000
The accompanying notes are an integral part of the unaudited condensed financial statements.

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
NOTE 1.   DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
Roman DBDR Tech Acquisition Corp. (the “Company”) is a blank check company incorporated in Delaware on August 21, 2020. The Company was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (the “Business Combination”). The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of September 30, 2021, the Company had not yet commenced any operations. All activity for the period from August 21, 2020 (inception) through September 30, 2021 relates to the Company’s formation and the initial public offering (the “Initial Public Offering”).
The registration statement for the Company’s Initial Public Offering was declared effective on November 5, 2020. On November 10, 2020, the Company consummated the Initial Public Offering of 22,000,000 units (the “Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $220,000,000, which is described in Note 4.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 10,375,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to Roman DBDR Tech Sponsor, LLC (the “Sponsor”), generating gross proceeds of $10,375,000, which is described in Note 5.
Following the closing of the Initial Public Offering on November 10, 2020, an amount of $224,400,000 ($10.20 per Unit) from the proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”), to be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.
On November 12, 2020, the underwriters notified the Company of their intention to partially exercise their over-allotment option. As such, on November 17, 2020, the Company consummated the sale of an additional 1,156,000 Units, at $10.00 per Unit, and the sale of an additional 462,400 Private Placement Warrants, at $1.00 per Private Placement Warrant, generating total gross proceeds of $12,022,400. A total of $11,791,200 of the net proceeds was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $236,191,200.
Transaction costs amounted to $13,206,613, consisting of $4,631,200 of underwriting fees, $8,104,600 of deferred underwriting fees and $470,813 of other offering costs.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. Nasdaq rules provide that the Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the signing a definitive agreement to enter a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.
The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. In connection with a proposed Business Combination, the Company may seek stockholder approval of a Business Combination at a meeting called for such purpose at which stockholders may seek to redeem their shares, regardless of whether they vote for or against a Business Combination. The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 either immediately prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the outstanding shares voted are voted in favor of the Business Combination.
If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s Amended and Restated Certificate of Incorporation provides that, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to more than 15% of the Public Shares without the Company’s prior written consent.
The public stockholders will be entitled to redeem their shares for a pro rata portion of the amount then in the Trust Account (initially $10.20 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to stockholders who redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriter (as discussed in Note 6). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.
If a stockholder vote is not required and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation, offer such redemption pursuant to the tender offer rules of the Securities and Exchange Commission (the “SEC”), and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination.
The Company’s Sponsor has agreed (a) to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination, (b) not to propose an amendment to the Company’s Amended and Restated Certificate of Incorporation with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company provides dissenting public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment; (c) not to redeem any shares (including the Founder Shares) into the right to receive cash from the Trust Account in connection with a stockholder vote to approve a Business Combination (or to sell any shares in a tender offer in connection with a Business Combination if the Company does not seek stockholder approval in connection therewith) or a vote to amend the provisions of the Amended and Restated Certificate of Incorporation relating to stockholders’ rights of pre-Business Combination activity and (d) that the Founder Shares shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated. However, the Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares purchased during or after the Initial Public Offering if the Company fails to complete its Business Combination.

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
If the Company is unable to complete a Business Combination by May 10, 2022 (the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of applicable law. The underwriter has agreed to waive its rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the amount initially deposited into the Trust Account ($10.20).
The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the day of liquidation of the Trust Account, if less than $10.20 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriter of Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure its stockholders that the Sponsor would be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
Liquidity
As of September 30, 2021, the Company had $15,158 in its operating bank accounts, $236,289,574 in marketable securities held in the Trust Account to be used for a Business Combination or to repurchase or redeem stock in connection therewith, and working capital deficit of $2,247,947 which excludes franchise and income taxes payable of $150,000, as such amounts may be paid from interest earned on the Trust Account. For the quarter ended September 30, 2021, interest income which is available to pay the Company’s tax obligations amounted to $98,374.
In May 2021, the Sponsor agreed to provide the Company up to $1,500,000 in loans. The loans, if issued, as well as any future loans that may be made by the Company’s officers and directors (or their affiliates), will be evidenced by notes and would either be repaid upon the consummation of a Business

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
Combination or up to $1,500,000 of the notes may be converted into warrants at a price of $1.00 per warrant at the option of the lender. As of September 30, 2021, the Company had no outstanding balances under such promissory notes.
The Company may raise additional capital through loans or additional investments from the Sponsor or its stockholders, officers, directors, or third parties. The Company’s officers and directors and the Sponsor may, but are not obligated to (except as described above), loan the Company funds, from time to time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs.
On June 6, 2021 the Sponsor agreed to advance $130,000 to the Company to pay for operating expenses.
Based on the foregoing, the Company believes it will not have sufficient cash to meet its needs through the earlier of consummation of a Business Combination or May 10, 2022. This raises substantial doubt about the Company’s ability to continue as a going concern.
Risks and Uncertainties
Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
NOTE 2. RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS
In connection with the preparation of the Company’s financial statements as of September 30, 2021, management identified errors made in its historical financial statements where, at the closing of the Company’s Initial Public Offering, the Company improperly valued its Class A common stock subject to possible redemption. The Company previously determined the Class A common stock subject to possible redemption to be equal to the redemption value of $10.00 per share of Class A common stock while also taking into consideration a redemption cannot result in net tangible assets being less than $5,000,001. Management determined that the Class A common stock issued during the Initial Public Offering can be redeemed or become redeemable subject to the occurrence of future events considered outside the Company’s control. Therefore, management concluded that the redemption value should include all shares of Class A common stock subject to possible redemption, resulting in the Class A common stock subject to possible redemption being equal to their redemption value. As a result, management has noted a reclassification error related to temporary equity and permanent equity. This resulted in a restatement of the initial carrying value of the Class A common stock subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A common stock.

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
The impact of the restatement on the Company’s financial statements is reflected in the following table.
	As Previously Reported	Adjustment	As Restated
Balance Sheet as of November 10, 2020 (audited)
Common stock subject to possible redemption	$190,280,971	$34,119,029	$224,400,000
Common stock	$335	$(335)	$—
Additional paid-in capital	$6,303,578	$(6,303,578)	$—
Accumulated deficit	$(1,304,542)	$(27,815,116)	$(29,119,658)
Total Stockholders’ Equity (Deficit)	$5,000,004	$(34,119,029)	$(29,119,025)
Balance Sheet as of December 31, 2020 (audited)
Common stock subject to possible redemption	$196,595,514	$39,595,686	$236,191,200
Common stock	$389	$(389)	$—
Additional paid-in capital	$10,339,715	$(10,339,715)	$—
Accumulated deficit	$(5,340,678)	$(29,255,581)	$(34,596,259)
Total Stockholders’ Equity (Deficit)	$5,000,005	$(39,595,684)	$(34,595,681)
Balance Sheet as of March 31, 2021 (Unaudited)
Common stock subject to possible redemption	$205,526,716	(30,664,484)	236,191,200
Common Stock	$301	(301)	—
Additional paid-in capital	$1,408,601	(1,408,601)	—
Accumulated deficit	$3,590,522	(29,255,581)	(25,665,059)
Total Stockholders’ Equity (Deficit)	$5,000,003	(30,664,483)	(25,664,480)
Balance Sheet as of June 30, 2021 (Unaudited)
Common stock subject to possible redemption	$183,871,069	52,320,131	236,191,200
Common Stock	$513	(513)	—
Additional paid-in capital	$23,064,036	(23,064,036)	—
Accumulated deficit	$(18,065,118)	(29,255,581)	(47,320,699)
Total Stockholders’ Equity (Deficit)	$5,000,010	(52,320,131)	(47,320,121)
Statement of Changes in Stockholders’ Equity (Deficit) for the Period from August 21, 2020 (Inception) Through December 31, 2020 (Audited)
Sale of 23,156,000 Units, net of underwriting discounts and offering expenses	206,911,197	(206,911,197)	—
Common stock subject to redemption	196,595,514	(196,595,514)	—
Accretion for Class A common stock to redemption amount	—	(29,279,949)	(29,279,949)
Condensed Statement of Changes in Stockholders’ Equity (Deficit) for the Three Months Ended March 31, 2021 (Unaudited)
Accretion for Class A common stock to redemption amount	—	—	—

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
	As Previously Reported	Adjustment	As Restated
Total Stockholders’ Equity (Deficit)	(34,595,681)	8,931,200	(25,664,481)
Condensed Statement of Changes in Stockholders’ Equity (Deficit) for the Three Months Ended June 30, 2021 (Unaudited)
Change in value of common stock subject to redemption	21,655,640	(21,655,640)	—
Accretion for Class A common stock to redemption amount	—	—	—
Total Stockholders’ Equity (Deficit)	(25,664,481)	(21,655,640)	(47,320,121)
Statement of Cash Flows for the Three Months Ended December 31, 2020 (Unaudited)
Initial classificiation of Class A common stock subject to possible redemption	224,215,068	11,976,132	236,191,200
Statement of Cash Flows for the Three Months Ended March 31, 2021 (Unaudited)
Initial classificiation of Class A common stock subject to possible redemption	—	—	—
Statement of Cash Flows for the Six Months Ended June 30, 2021 (Unaudited)
Initial classificiation of Class A common stock subject to possible redemption	8,931,202	(8,931,202)	—
	As Previously Reported	Adjustment	As Restated
Statement of Operations for the Period from August 14, 2020 (Inception) Through December 31, 2020 (Audited)
Basic and diluted weighted average shares outstanding, Class A common stock subject to possible redemption, Adjustment, Class A common stock	21,828,647	(2,578,538)	19,250,109
Basic and diluted net income per share, Class A common stock subject to possible redemption, Adjustment, Class A common stock	$—	$—	$—
Basic and diluted weighted average shares outstanding, Non-redeemable common stock, Adjustment, Class A common stock	6,078,552	(476,824)	5,601,728
Basic and diluted net loss (income) per share, Non-redeemable common stock, Adjustment, Class A common stock	$(0.88)	$(0.08)	$(0.96)
Statement of Operations for the Three Months Ended March 31, 2021
Basic and diluted weighted average shares outstanding, Class A common stock subject to possible redemption	20,149,678	2,231,858	22,381,536
Basic and diluted net income (loss) per share, Class A common stock subject to possible redemption	$—	$0.32	$0.32

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
	As Previously Reported	Adjustment	As Restated
Basic and diluted weighted average shares outstanding, Non-redeemable common stock	9,670,930	(3,881,930)	5,789,000
Statement of Operations for the Three Months Ended June 30, 2021
Basic and diluted weighted average shares outstanding, Class A common stock subject to possible redemption	20,149,678	2,231,858	22,381,536
Basic and diluted net income per share, Class A common stock subject to possible redemption	$—	$(0.77)	$(0.77)
Basic and diluted weighted average shares outstanding, Non-redeemable common stock	8,795,322	(3,006,322)	5,789,000
Basic and diluted net loss (income) per share, Non-redeemable common stock	$(2.46)	$1.69	$(0.77)
Statement of Operations for the Six Months Ended June 30, 2021
Basic and diluted weighted average shares outstanding, Class A common stock subject to possible redemption	19,714,293	2,667,243	22,381,536
Basic and diluted net income per share, Class A common stock subject to possible redemption	$—	$(0.45)	$(0.45)
Basic and diluted weighted average shares outstanding, Non-redeemable common stock	9,230,707	(3,441,707)	5,789,000
Basic and diluted net income (loss) per share, Non-redeemable common stock	$(1.38)	$0.93	$(0.45)
NOTE 3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.
The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K as filed with the SEC on March 29, 2021 and as amended on May 24, 2021. The interim results for the three and nine months ended September 30, 2021 are not necessarily indicative of the results to be expected for period ended December 31, 2021 or for any future periods.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of the condensed financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. One of the more significant accounting estimates included in these condensed financial statements is the determination of the fair value of the warrant liability. Such estimates may be subject to change as more current information becomes available and, accordingly, the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of September 30, 2021 and December 31, 2020.
Marketable Securities Held in Trust Account
At September 30, 2021 and December 31, 2020, substantially all of the assets held in the Trust Account were held in money market funds which are primarily invested in U.S. Treasury securities. All of the Company’s investments held in the Trust Account are classified as trading securities. Trading securities are presented on the balance sheet at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of investments held in Trust Account are included in interest earned on marketable securities held in Trust Account in the accompanying condensed statements of operations. The estimated fair values of investments held in Trust Account are determined using available market information.

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
Class A Common Stock Subject to Possible Redemption
The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”) Class A common stock subject to possible redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s Class A common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, Class A common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheets.
The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable common stocks to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable Class A common stocks resulted in charges against additional paid-in capital and accumulated deficit.
At September 30, 2021 and December 31, 2020, the Class A common stocks reflected in the condensed balance sheets are reconciled in the following table:
Gross proceeds	$231,560,000
Less:
Proceeds allocated to Public Warrants	$(12,156,900)
Class A common stocks issuance costs	$(12,491,903)
Plus:
Accretion of carrying value to redemption value	$29,280,003
Class A common stocks subject to possible redemption	$236,191,200
Offering Costs
The company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A — “Expenses of Offering.” Offering costs consist of underwriting, legal, regulatory filing, accounting, and other costs incurred through the balance sheet date that are directly related to the Initial Public Offering. The offering costs relate to the Class A Common Stock and Distributable Redeemable Warrants which comprised the Unit offered as part of the Initial Public Offering. Those costs were allocated on a relative fair value basis with the portion of the offering costs allocated to the Distributable Redeemable Warrants being charged to expense and the portion of the offering costs assigned to the Public Shares being allocated to stockholders’ equity upon the completion of the Initial Public Offering. Public Stockholders who properly redeem their Public Shares (as described in Note 1) in connection with the Initial Business Combination will not bear any of the offering costs. Total offering costs amounted to $13,206,613, which consists of $4,631,200 of upfront underwriting fees, $8,104,600 of deferred underwriting fees (further discussed in Note 7) and $470,813 of other offering costs, of which $714,710 was charged to expense and $12,491,903 was charged to Stockholders’ equity.
Warrant Liability
The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own shares, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.
For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations. The fair value of the warrants was estimated using a Monte Carlo simulation approach (see Note 9).
Income Taxes
The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits, if any, as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of September 30, 2021 and December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
Net Loss Per Common Share
Net Income (Loss) Per Common Share
The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share”. Net income (loss) per share of common stock is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding for the period. The Company applies the two-class method in calculating earnings per share. Accretion associated with the redeemable shares of Class A common stock is excluded from earnings per share as the redemption value approximates fair value.
The calculation of diluted income (loss) per share does not consider the effect of the warrants issued in connection with the (i) Initial Public Offering, and (ii) the private placement since the exercise of the warrants is contingent upon the occurrence of future events. The warrants are exercisable to purchase 22,415,400

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
shares of Class A common stock in the aggregate. As of September 30, 2021 and 2020, the Company did not have any dilutive securities or other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted net loss per common stock is the same as basic net loss per common stock for the periods presented.
The following table reflects the calculation of basic and diluted net loss per common share (in dollars, except per share amounts):
	Three Months Ended September 30, 2021		Nine Months Ended September 30, 2021		For the Period from August 21, 2020 (Inception) Through September 30, 2020
	Class A	Class B	Class A	Class B	Class A	Class B
Basic and diluted net loss per common stock
Numerator:
Allocation of net income (loss), as adjusted	$140,438	$36,473	$(9,960,630)	$(2,586,899)	$—	$—
Denominator:
Basic and diluted weighted average shares outstanding	22,290,037	5,789,000	22,290,037	5,789,000	—	—
Basic and diluted net income (loss) per common stock	$0.01	$0.01	$(0.45)	$(0.45)	$—	$—
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation maximum of $250,000. The Company has not experienced losses on this account.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the condensed balance sheet, primarily due to their short-term nature.
Recent Accounting Standards
Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s condensed financial statements.
NOTE 4.   INITIAL PUBLIC OFFERING
Pursuant to the Initial Public Offering, the Company sold 22,000,000 Units at a purchase price of $10.00 per Unit. In connection with the underwriters’ partial exercise of the over-allotment option on November 17, 2020, the Company sold an additional 1,156,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value, and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at an exercise price of $11.50 per share (see Note 8).

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
NOTE 5.   PRIVATE PLACEMENT
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 10,375,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, or $10,375,000 in the aggregate, each exercisable to purchase one share of Class A common stock at a price of $11.50 per share. In connection with the underwriters’ partial exercise of the over-allotment option on November 17, 2020, the Company sold an additional 462,400 Private Placement Warrants, at a purchase price of $1.00 per Private Placement Warrant, for an aggregate purchase price of $462,400. The proceeds from the sale of the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.
NOTE 6.   RELATED PARTY TRANSACTIONS
Founder Shares
On August 26, 2020, the Sponsor paid $25,000 to cover certain offering costs of the Company in consideration for 7,906,250 shares of Class B common stock (the “Founder Shares”). On October 26, 2020, the Sponsor returned to the Company, at no cost, an aggregate of 1,581,250 Founder Shares which the Company cancelled, resulting in an aggregate of 6,325,000 Founder Shares outstanding. The Founder Shares included an aggregate of up to 825,000 shares subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment option was not exercised in full or in part, so that the Sponsor would collectively own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Sponsor did not purchase any Public Shares in the Initial Public Offering). In connection with the underwriters’ partial exercise of the over-allotment option and the forfeiture of the remaining over-allotment option, 536,000 Founder Shares were forfeited and 289,000 Founder Shares are no longer subject to forfeiture resulting in an aggregate of 5,789,000 Founder Shares outstanding at November 17, 2020.
The Sponsor has agreed not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) one year after the completion of a Business Combination or (B) the date on which the Company completes a liquidation, merger, capital stock exchange or similar transaction that results in the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, the Founder Shares will be released from the lock-up.
Administrative Support Agreement
The Company entered into an agreement, commencing on November 6, 2020, to pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees. For the three and nine months ended September 30, 2021, the Company incurred and paid $10,200 and $50,200 in fees for these services, respectively. For the period from August 21, 2020 (inception) through September 30, 2020, the Company did not incur any fees for these services.
Promissory Note — Related Party
On August 26, 2020, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). The Note was non-interest bearing and was payable on the earlier of March 31, 2021 or the completion of the Initial Public

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
Offering. As of September 30, 2021, there was no balance outstanding under the Note. The outstanding balance under the Note of $95,657 was repaid at the closing of the Initial Public Offering on November 10, 2020. Borrowings under the Note are no longer available.
Related Party Loans
In order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor, an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a Business Combination into warrants at a price of $1.00 per warrant. The warrants will be identical to the Private Placement Warrants. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of September 30, 2021 and December 31, 2020 there were no amounts outstanding under the Working Capital Loans.
Advance From Related Party
On June 6, 2021, the Sponsor agreed to advance the Company $130,000 to pay for operating expenses.
NOTE 7.   COMMITMENTS
Registration Rights
Pursuant to a registration and shareholder rights agreement entered into on November 5, 2020, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of the Working Capital Loans (and any shares of Class A common stock issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares) are entitled to registration rights requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to our Class A common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The registration and shareholder rights agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreement
The underwriters will be entitled to a deferred fee of $0.35 per Unit, or $8,104,600 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.
Merger Agreement
On April 19, 2021, Roman DBDR Tech Acquisition Corp, a Delaware corporation (the “Company”), entered into a merger agreement (the “Merger Agreement”) by and among the Company, Roman Parent

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub”), CompoSecure Holdings, L.L.C., a Delaware limited liability company (“CompoSecure”), and LLR Equity Partners IV, L.P., a Delaware limited partnership (“Member Representative”).
The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein: (i) Merger Sub will merge with and into CompoSecure, with CompoSecure surviving as a wholly-owned subsidiary of the Company (the “Merger”); (ii) CompoSecure will amend and restate its limited liability company agreement (the “Second A&R LLCA”) to, among other things, permit the issuance and ownership of interests in CompoSecure as contemplated by the Merger Agreement; (iii) the holders of issued and outstanding equity of CompoSecure will receive a combination of cash consideration, certain newly-issued membership units of CompoSecure (each, a “CompoSecure Unit”) and shares of newly-issued Class B Common Stock of the Company (the “Class B Common Stock”), which will have no economic value, but will entitle the holder to one vote per issued share and will be issued on a one-for-one basis for each CompoSecure Unit retained by the holder following the Merger; (iv) the holders of outstanding options to purchase CompoSecure equity will receive a combination of cash consideration and options to purchase shares of Class A Common Stock of the Company (the “Class A Common Stock”), and (v) the Company will acquire certain newly-issued membership units of CompoSecure. The Second A&R LLCA, together with an Exchange Agreement to be entered into at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), will provide the holders of CompoSecure Units the right to exchange the CompoSecure Units, together with the cancellation of an equal number of shares of Class B Common Stock, for Class A Common Stock, subject to certain restrictions set forth therein.
Following the Closing, the combined company will be organized in an “Up-C” structure and the Company will control CompoSecure as the managing member of CompoSecure in accordance with the terms of the Second A&R LLCA. Upon the Closing, it is anticipated that the Company will change its name to “CompoSecure, Inc.”
The aggregate consideration to be paid to the holders of CompoSecure equity pursuant to the Merger Agreement is based on an equity value of CompoSecure of approximately $853 million and will consist of:
(i)   an amount of cash equal to (A) the amount of cash in the Company’s trust account established for the purpose of holding the net proceeds from its initial public offering and concurrent private placement of warrants (currently $236.2 million), net of any amounts paid to the Company’s shareholders that exercise their redemption rights in connection with the Merger (the “Remaining Trust Cash”), plus (B) the proceeds of the sale of $130 million of CompoSecure’s senior exchangeable notes and the sale of $45 million of the Company’s Class A Common Stock, each in private placements to be consummated at the Closing (together, the “PIPE Investments”, as described below), minus (C) certain transaction expenses; plus
(ii)   equity consideration valued at $10.00 per share in respect of the remaining portion of CompoSecure’s enterprise value after deducting the cash consideration in clause (i); plus
(iii)   the Earnout Consideration (as defined below), if payable.
In addition to the consideration to be paid at Closing as described in (i) and (ii) above, CompoSecure equity holders will have the right to receive an aggregate of up to 7.5 million additional (i) shares of Class A Common Stock or (ii) CompoSecure Units (and a corresponding number of shares of Class B Common Stock), as applicable, in earn-out consideration based on the achievement of certain stock price thresholds (collectively, the “Earnout Consideration”).
Concurrent with Closing, the Company will enter into a tax receivable agreement (the “Tax Receivable Agreement”) with CompoSecure and holders of interests in CompoSecure. Pursuant to the Tax Receivable

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
Agreement, the Company will be required to pay to participating holders of interests in CompoSecure 90% of the amount of savings, if any, in U.S. federal, state and local income tax that the Company actually realizes as a result of the utilization of certain tax attributes. In addition, concurrent with Closing, the Company will enter into a stockholders agreement with certain equityholders of the Company relating to the voting for directors of the Company and containing certain lock-up restrictions, as well as a registration rights agreement that will provide customary registration rights to certain equity holders of the Company.
Representations, Warranties and Covenants
The parties to the Merger Agreement have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the Merger Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of CompoSecure, the Company and their respective subsidiaries during the period between execution of the Merger Agreement and the Closing. The representations, warranties, agreements and covenants of the parties set forth in the Merger Agreement will terminate at the Closing, except for those covenants and agreements that, by their terms, contemplate performance after the Closing. Each of the parties to the Merger Agreement has agreed to use its reasonable best efforts to consummate the Merger.
Conditions to Closing
Under the Merger Agreement, the obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of certain customary closing conditions, including, without limitation: (i) the approval and adoption of the Merger Agreement and transactions contemplated thereby by the requisite vote of the Company’s stockholders (the “Company Stockholder Approval”) and CompoSecure’s equity holders (the “CompoSecure Member Approval”); (ii) the shares of Class A Company Common Stock will have been approved for listing on Nasdaq, subject to official notice of issuance; (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”); (iv) the PIPE Investments will have been consummated immediately prior to the Merger; (v) after giving effect to the transactions contemplated by the Merger Agreement, the Company will have net tangible assets of at least $5,000,001; (vi) the Remaining Trust Cash plus the amount of the PIPE Investments, minus $50 million of transaction expenses shall not be less than $210 million; (vii) each Ancillary Agreement will been executed and delivered; (viii) the net indebtedness of CompoSecure (generally, indebtedness minus cash) will be no greater than $250 million; (ix) the amount of cash on hand at CompoSecure shall not be less than $5 million; and (x) the absence of a Company material adverse effect or a Material Adverse Effect with respect to CompoSecure.
Termination
The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including without limitation, (i) by mutual written consent of the Company and CompoSecure; (ii) by either the Company or CompoSecure if (a) the Closing has not occurred on or before December 31, 2021, which date may be extended to no later than January 31, 2022 if the expiration or termination of the applicable waiting period under the HSR Act remains pending, (b) if a Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law which permanently restrains, enjoins or otherwise prohibits the transaction, and (c) if the Company Stockholders’ Meeting (as defined in the Merger Agreement) has been held and the Company Stockholder Approval is not obtained; (iii) by the Company if neither it nor Merger Sub are in material breach of their obligations under the Merger Agreement and if (a) at any time any of the representations and warranties of CompoSecure become untrue or inaccurate or (b) there has been a breach on the part of CompoSecure of any of its covenants or agreements contained in the Merger Agreement, neither of which are cured and in either case such that such breach would have a material adverse effect; (iv) by CompoSecure if CompoSecure is not in material

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
breach of its obligations under the Merger Agreement and if (a) at any time any of the representations and warranties of the Company and Merger Sub become untrue or inaccurate or (b) there has been a breach on the part of the Company or Merger Sub of any of its covenants or agreements contained in the Merger Agreement, neither of which are cured and in either case such that such breach would have a material adverse effect; or (vi) by the Company, if CompoSecure does not deliver written consent of the CompoSecure equity holders in accordance with the Merger Agreement on or prior to the applicable deadline.
Voting Agreement
In connection with the execution of the Merger Agreement, certain stockholders of the Company (the “Company Stockholders”) and certain equity holders of CompoSecure (the “CompoSecure Holders”) entered into a voting agreement with the Company and CompoSecure (the “Voting Agreement”), which is included herewith as Annex H.
Under the Voting Agreement, each Company Stockholder and CompoSecure Holder agreed to vote or cause to be voted their respective equity interests for and against certain matters, including to vote in favor of the Merger Agreement and the transactions related thereto and against any competing proposals or any matters that would reasonably be expected to impede the timely consummation of the Merger.
Expense Cap and Waiver Agreement
In connection with the execution of the Merger Agreement, the Company and Roman DBDR Tech Sponsor LLC, a Delaware limited liability company (the “Sponsor”), entered into an expense cap and waiver agreement (the “Expense Cap and Waiver Agreement”). Under the terms of the Expense Cap and Waiver Agreement, Sponsor agreed that to the extent the Company’s transaction expenses exceed $35 million, then Sponsor shall, at Closing, either (i) pay any such amount in excess of $35 million to the Company in cash, or (ii) irrevocably forfeit and surrender to the Company such number of shares of Class B Common Stock held by the Sponsor that would, in the aggregate, have a value equal to such amount in excess of $35 million. In addition, the Sponsor agreed to waive any adjustment to the initial conversion ratio of the Company’s current Class B Common Stock in the Company’s certificate of incorporation resulting from the Merger.
Common Stock Subscription Agreements
In connection with the Merger, the Company entered into subscription agreements (the “Common Stock Subscription Agreements”), each dated April 19, 2021, with certain institutional investors (the “Investors”), pursuant to which the Company agreed to sell to the Investors, in private placements to close immediately prior to the closing of the Merger, an aggregate of 4,500,000 shares of Class A Common Stock (together, the “Subscriptions”) for a purchase price of $10.00 per share, or an aggregate purchase price of $45 million. The obligations of each party to consummate the Subscriptions are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Merger Agreement.
Exchangeable Note Subscription Agreements
In connection with the Merger, CompoSecure entered into subscription agreements (the “Note Subscription Agreements”), each dated April 19, 2021 with certain institutional investors (the “Note Investors”), pursuant to which CompoSecure agreed to sell to the Note Investors, in private placements to close immediately prior to the closing of the Merger, an aggregate of $130 million of senior exchangeable notes (the “Notes”), which will bear interest at a rate of 7.00% per annum, payable semi-annually, and which will be exchangeable for shares of Class A Common Stock at a conversion price of $11.50 per share in

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
accordance with the terms thereof. The obligations of each party to consummate the Note Subscriptions are conditioned upon, among other things, the entry into an indenture consistent with the terms set forth in the Note Subscription Agreement, customary closing conditions and the consummation of the transactions contemplated by the Merger Agreement.
NOTE 8.   STOCKHOLDERS’ EQUITY
Preferred Stock — The Company is authorized to issue 1,000,000 shares of $0.0001 par value preferred stock. At September 30, 2021 and December 31, 2020, there were no shares of preferred stock issued or outstanding.
Class A Common Stock —  The Company is authorized to issue up to 200,000,000 shares of Class A, $0.0001 par value common stock. Holders of the Company’s Class A common stock are entitled to one vote for each share. At September 30, 2021 and December 31, 2020, there were 23,156,000 shares of Class A common stock issued and outstanding, which are presented as temporary equity.
Class B Common Stock — The Company is authorized to issue up to 20,000,000 shares of Class B, $0.0001 par value common stock. Holders of the Company’s Class B common stock are entitled to one vote for each share. As of September 30, 2021 and December 31, 2020, there were 5,789,000 shares of Class B common stock outstanding.
The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of the Business Combination on a one-for-one basis, subject to adjustment. In the case that additional shares of Class A common stock, or equity linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering plus all shares of Class A common stock and equity linked securities issued or deemed issued in connection with a Business Combination (excluding any shares or equity linked securities issued, or to be issued, to any seller in a Business Combination, and any private placement-equivalent warrants issued to the Sponsor or its affiliates upon conversion of loans made to the Company).
NOTE 9.   WARRANTS
Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the consummation of a Business Combination or (b) 12 months from the closing of the Initial Public Offering. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.
The Company will not be obligated to deliver any Class A common stock pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act covering the issuance of the Class A common stock issuable upon exercise of the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue shares of Class A common stock upon exercise of a warrant unless Class A common stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. The Company has

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
agreed that as soon as practicable, but in no event later than 15 business days after the closing of a Business Combination, it will use its best efforts to file with the SEC a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants, to cause such registration statement to become effective and to maintain a current prospectus relating to those shares of Class A common stock until the warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the shares of Class A common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the foregoing, if a registration statement covering the Class A common stock issuable upon exercise of the warrants is not effective within a specified period following the consummation of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended, or the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis.
Once the Public Warrants become exercisable, the Company may redeem the Public Warrants for redemption:
•
in whole and not in part;

•
at a price of $0.01 per Public Warrant;

•
upon not less than 30 days’ prior written notice of redemption to each warrant holder and

•
if, and only if, the reported last sale price of the Class A common stock for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrant holders equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

If and when the Public Warrants become redeemable by the Company, the Company may not exercise its redemption right if the issuance of shares of common stock upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or the Company is unable to effect such registration or qualification.
The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless. If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of common shares issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.
In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial Business Combination on the date of the consummation of such initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of the Market Value and the Newly Issued Price and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the greater of the Market Value and the Newly Issued Price.
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants will and the shares of Class A common stock issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.
NOTE 10.   FAIR VALUE MEASUREMENTS
The Company follows the guidance in ASC Topic 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
or liabilities in markets that are not active.
Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.
At September 30, 2021, assets held in the Trust Account were comprised of $236,289,574 of money market funds, which are primarily invested in U.S. Treasury securities. Company did not withdraw any interest income from the Trust Account.
At September 30, 2021, there were 11,578,000 Public Warrants and 10,837,400 Private Placement Warrants outstanding.
The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at September 30, 2021 and December 31, 2020, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:
Description	Level	September 30, 2021	December 31, 2020
Assets:
Marketable securities held in Trust Account	1	$236,289,574	$236,215,089
Liabilities:
Warrant Liability – Public Warrants	1	18,640,580	14,125,160
Warrant Liability – Private Placement Warrants	3	18,098,458	13,330,002
The Warrants were accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on our balance sheets. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the statements of operations.
Initial Measurement
The Company established the initial fair value for the Warrants on November 5, 2020, the date of the Company’s Initial Public Offering, using a Monte Carlo simulation model for the Private Placement Warrants and the Public Warrants. The Company allocated the proceeds received from (i) the sale of Units (which is inclusive of one share of Class A common stock and one-half of one Public Warrant), (ii) the sale of Private Placement Warrants, and (iii) the issuance of Class B common stock, first to the Warrants based on their fair values as determined at initial measurement, with the remaining proceeds allocated to Class A common stock subject to possible redemption, Class A common stock and Class B common stock based on their relative fair values at the initial measurement date. The Warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs.
The key inputs into the Monte Carlo simulation model for the Private Placement Warrants and Public Warrants were as follows at initial measurement (which includes valuation for the over-allotment exercise on November 17, 2020) and for subsequent measurement (Private Placement Warrants only):

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
Input	November 5, 2020 (Initial Measurement)	December 31, 2020 (Subsequent Measurement)	September 30, 2021 (Subsequent Measurement)
Risk-free interest rate	0.36%	0.37%	1.02%
Expected term (years)	5.00	5.05	5.21
Expected volatility	20.0%	18.5%	21.6%
Exercise price	$11.50	$11.50	$11.50
Fair value of Units	$9.48	$10.11	$1.61
The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at September 30, 2021 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value. The gross holding gains and fair value of held-to-maturity securities at September 30, 2021 are as follows:
	Fair Value measured as of September 30, 2021
	Level 1	Level 2	Level 3	Total
Cash and Marketable Securities Held in Trust	$236,289,574	$—	$—	$236,289,574
Warrant Derivative Liability:
Public Warrants	$18,640,580	$—	$—	$18,640,580
Private Placement Warrants	—	—	18,098,458	18,098,458
Total Warrant Derivative Liability	$18,640,580	$—	$18,098,458	$36,739,038
	Fair Value measured as of December 31, 2020
	Level 1	Level 2	Level 3	Total
Cash and Marketable Securities Held in Trust	$236,215,089	$—	$—	$236,215,089
Warrant Derivative Liability:
Public Warrants	$14,125,160	$—	$—	$14,125,160
Private Placement Warrants	—	—	13,330,002	13,330,002
Total Warrant Derivative Liability	$14,125,160	$—	$13,330,002	$27,455,162
There were no transfers into or out of Level 3 during the three months ended September 30, 2021.
The following table presents the changes in the fair value of warrant liabilities:
	Private Placement	Public	Warrant Liabilities
Fair value as of August 21, 2020	$—	$—	$—
Initial measurement on November 6, 2020	11,487,644	12,156,900	23,644,544
Change in valuation inputs or other assumptions	1,842,358	1,968,260	3,810,618
Fair value as of December 31, 2020	$13,330,002	$14,125,160	$27,455,162
Change in valuation inputs or other assumptions	9,753,660	9,841,300	19,594,960
Fair value as of September 30, 2021	$18,098,458	$18,640,580	$36,739,038

ROMAN DBDR TECH ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
September 30, 2021
(Unaudited)
NOTE 11.   SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the condensed financial statements were issued. Based upon this review, other than described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the condensed financial statements.

INDEX TO FINANCIAL STATEMENTS OF COMPOSECURE
Financial Statements and Report of
Independent Registered Public Accounting Firm
COMPOSECURE HOLDINGS, L.L.C.
December 31, 2020, 2019, and 2018

INDEX TO FINANCIAL STATEMENTS OF
COMPOSECURE HOLDINGS, L.L.C.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors and Members
CompoSecure Holdings, L.L.C.
Opinion on the financial statements
We have audited the accompanying consolidated balance sheets of CompoSecure Holdings, L.L.C. and subsidiaries (the “Company”) as of December 31, 2020 and 2019, the related consolidated statements of operations, members’ deficit, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB, and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ GRANT THORNTON LLP
We have served as the Company’s auditor since 2015.
Iselin, New Jersey
Date: May 27, 2021

COMPOSECURE HOLDINGS, LLC
Consolidated Balance Sheets
($ in thousands)
	December 31, 2020	December 31, 2019
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$13,422	$26,728
Accounts receivable, net	8,792	19,041
Inventories	30,197	18,488
Prepaid expenses and other current assets	1,077	899
Total current assets	53,488	65,156
Property and equipment, net	27,859	30,274
Deposits and other assets	10	95
Total assets	$81,358	$95,525
LIABILITIES AND MEMBERS’ DEFICIT
CURRENT LIABILITIES
Accounts payable	$2,421	$2,878
Accrued expenses	11,556	10,464
Bonus payable	3,638	4,398
Current portion of long-term debt	24,000	14,000
Total current liabilities	41,615	31,740
Long-term debt, net of deferred finance costs	211,887	117,243
Line of credit	20,000	—
Other liabilities	409	2,091
Total liabilities	273,911	151,074
MEMBERS’ DEFICIT	(192,553)	(55,549)
Total liabilities and members’ deficit	$81,358	$95,525
The accompanying notes are an integral part of these financial statements.

COMPOSECURE HOLDINGS, LLC
Consolidated Statements of Operations
($ in thousands)
	Years Ended December 31,
	2020	2019	2018
REVENUE
Net sales	$260,586	$243,290	$155,424
Cost of sales	127,959	115,427	76,205
Gross profit	132,627	127,863	79,219
OPERATING EXPENSES
Selling, general and administrative	48,669	40,937	22,127
Income from operations	$83,959	$86,926	$57,092
OTHER EXPENSE
Interest expense, net of interest income	(5,266)	(4,753)	(4,574)
Amortization of deferred financing costs	(877)	(700)	(531)
Net income	$77,816	$81,473	$51,987
The accompanying notes are an integral part of these financial statements.

COMPOSECURE HOLDINGS, L.L.C.
Consolidated Statements of Members’ Deficit
($ in thousands)
	Class A	Class B	Class C	Profits Interest	Total
Balance at December 31, 2017	$(57,823)	$17,633	$726	$2,024	$(37,440)
Distributions	(14,475)	(33,282)	—	(2,899)	(50,656)
Net income	20,343	30,514	—	1,130	51,987
Equity compensation expense	—	—	717	497	1,214
Balance at December 31, 2018	$(51,955)	$14,865	$1,443	$752	$(34,895)
Distributions	(45,435)	(54,216)	—	(4,157)	(103,808)
Net income	31,881	47,822	—	1,770	81,473
Equity compensation expense	—	—	1,211	470	1,681
Balance at December 31, 2019	$(65,510)	$8,471	$2,654	$(1,165)	$(55,549)
Distributions	(88,199)	(123,415)	—	(5,054)	(216,668)
Net income	30,449	45,675	—	1,692	77,816
Equity compensation expense	—	—	1,414	434	1,848
Balance at December 31, 2020	$(123,260)	$(69,269)	$4,068	$(4,092)	$(192,553)
The accompanying notes are an integral part of these financial statements.

COMPOSECURE HOLDINGS, L.L.C.
Consolidated Statements of Cash Flows
($ in thousands)
	Year Ended December 31,
	2020	2019	2018
CASH FLOWS FROM OPERATING ACTIVITES
Net income	$77,816	$81,473	$51,987
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	9,916	8,606	7,605
Equity compensation expense	1,848	1,681	1,214
Inventory reserve	1,157	(473)	410
Amortization of deferred finance costs	842	669	501
Changes in assets and liabilities
Accounts receivable	10,249	5,827	(19,680)
Inventories	(12,866)	(5,678)	(4,168)
Prepaid expenses and other assets	(94)	1,343	(1,006)
Other liabilities	(1,682)	492	(21)
Trade accounts payable	(456)	(29)	2,045
Accrued expenses	332	(12,726)	83
Net cash provided by operating activities	87,062	81,186	38,970
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	(7,501)	(9,642)	(9,064)
Net cash used in investing activties	(7,501)	(9,642)	(9,064)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from line of credit	20,000	—	29,000
Payment of line of credit	—	(18,000)	(11,000)
Proceeds from term loan	117,500	76,000	—
Payment of term loan	(10,500)	(11,000)	(6,000)
Deferred finance costs related to debt origination	(3,199)	(1,032)	—
Distributions to members’	(216,668)	(103,808)	(50,655)
Net cash used in financing activities	$(92,867)	$(57,840)	$(38,655)
Net (decrease) increase cash, cash equivalents and restricted cash	$(13,306)	$13,704	$(8,749)
Cash, cash equivalents and restricted cash, beginning of year	26,728	13,024	21,773
Cash, cash equivalents and restricted cash, end of year	$13,422	$26,728	$13,024
Supplementary disclosure of cash flow information
Cash paid during the year for interest	$5,317	$4,889	$4,703
The accompanying notes are an integral part of these financial statements.

COMPOSECURE HOLDINGS, LLC
Notes to Consolidated Financial Statements
(“$ in thousands” — except unit data)

1.
DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

CompoSecure Holdings, L.L.C. (“CompoSecure”, or the “Company”) is a manufacturer and designer of complex metal, plastic, composite ID and proprietary financial transaction cards. The Company started operations in 2000 and provides products and services primarily to global financial institutions, plastic card manufacturers, government agencies, system integrators, and security specialists. The Company is located in Somerset, New Jersey.
CompoSecure creates newly innovated, highly differentiated and customized quality financial payment products to support and increase its customer acquisition, customer retention and organic customer spend. CompoSecure’s customers consist primarily of leading international, foreign and domestic banks and other credit card issuers primarily within the United States of America (“U.S.”), Europe, Asia, Latin America, Canada, and the Middle East. CompoSecure has established a leading position in the financial payment card market through nearly over 20 years of innovation and experience and is focused primarily on this attractive subsector of the financial technology market. CompoSecure serves a diverse set of over 20 direct customers and over 80 indirect customers, including some of the largest issuers of credit cards in the U.S.
On June 11, 2020, the Company implemented a holding company reorganization, and as a result, CompoSecure Holdings, L.L.C. became successor to Composecure L.L.C.. Pursuant to the reorganization, CompoSecure Holdings, L.L.C. became a holding company with no business operations of its own. CompoSecure Holdings, L.L.C. has recognized the assets and liabilities of Composecure L.L.C at the carryover basis. The consolidated financial statements of CompoSecure Holdings, L.L.C. present comparative information for prior periods on a consolidated basis, as if both CompoSecure Holdings, L.L.C. and CompoSecure, L.L.C. were under common control for all periods presented.
2.
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Any reference in these notes to applicable guidance is meant to refer to U.S. GAAP as found in the Accounting Standards Codification (“ASC”) and Accounting Standards Updates (“ASU”) promulgated by the Financial Accounting Standards Board (“FASB”). The accompanying consolidated financial statements include the results of operations of the Company and its majority owned subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to conform to the current year presentation.
The global outbreak of the COVID-19 pandemic continue to rapidly evolve. The Company has taken a number of measures to monitor and mitigate the effects of COVID-19, such as safety and health measures for the employees and securing the supply of materials that are essential to the Company’s production process. At this stage, the impact on the Company’s business and results has not been significant. However, the ultimate impact of the pandemic on our operations is unknown and will depend on future developments, which are highly uncertain and cannot be predicated with confidence, including the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions, required social distancing and any additional preventative and protective actions that governments, or the Company, may direct, which could result in an extended period of continued business disruption, reduced customer, collaborator, or supplier traffic and reduced operations.
Use of Estimates
The preparation of the consolidated financial statements requires management to make a number of estimates and assumptions relating to the reported amount of assets and liabilities at the date of the

COMPOSECURE HOLDINGS, LLC
Notes to Consolidated Financial Statements
(“$ in thousands” — except unit data)

consolidated financial statements and the reported amounts of revenues and expenses during the period. The Company bases its estimates on historical experience, current business factors and various other assumptions believed to be reasonable under the circumstances, all of which are necessary in order to form a basis for determining the carrying values of assets and liabilities. Actual results may differ from those estimates and assumptions. The Company evaluates the adequacy of its reserves and the estimates used in calculations on an on-going basis. Significant areas requiring management to make estimates include the valuation of equity instruments. See Note 8 for further discussion of the nature of these assumptions and conditions.
Cash and Cash Equivalents
Cash and cash equivalents consist of cash and short-term investments with original maturities from the purchase date of three months or less that can be readily convertible into known amounts of cash. Cash and cash equivalents are held at recognized U.S. financial institutions. Interest earned on the short-term investments is reported in the consolidated statements of operations. The carrying amount of cash and cash equivalents approximates its fair value due to its short and liquid nature.
Accounts Receivable
Accounts receivable are recognized net of allowances for doubtful accounts. In the normal course of business, the Company extends credit to customers that satisfy predefined credit criteria. The Company is required to estimate the collectability of its receivables. Reserves for estimated bad debts are established at the time of sale and are based on an evaluation of accounts receivable aging, and, where applicable, specific reserves on a customer-by-customer basis, creditworthiness of the Company’s customers and prior collection experience to estimate the ultimate collectability of these receivables. At the time the Company determines that a receivable balance, or any portion thereof, is deemed to be permanently uncollectible, the balance is then written off. The Company did not recognize any accounts receivable allowance for doubtful accounts at December 31, 2020 and 2019.
Inventories
Inventories are stated at the lower of cost or net realizable value, using the first-in, first-out method. Inventories consist of raw material, work in process and finished goods. The Company establishes reserves as necessary for obsolescence and excess inventory. The Company records a reserve for excess and obsolete inventory based upon a calculation using the historical experience, expected future sales volumes, the projected expiration of inventory and specifically identified obsolete inventory.
Property and Equipment
Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets, which ranges from one to ten years. Leasehold improvements are recorded at cost, less accumulated amortization, which is computed on a straight-line basis over the shorter of the useful lives of the assets or the remaining lease term. Expenditures for maintenance and repairs are charged to expense as incurred. The Company evaluates the depreciation periods of property and equipment to determine whether events or circumstances indicate that the asset’s carrying value is not recoverable or warrant revised estimates of useful lives.
Revenue Recognition
On January 1, 2019, the Company adopted the new accounting standard ASC 606, “revenue from Contracts with Customers” (Topic 606) (“ASC 606”) and the related amendments to all contracts with customers that were not completed as of the date of adoption using the modified retrospective method. As a result of the assessment, the Company determined that adoption of the new standard did not

COMPOSECURE HOLDINGS, LLC
Notes to Consolidated Financial Statements
(“$ in thousands” — except unit data)

have a significant impact on its revenue recognition methodology. As a result of adopting the new guidance, the Company recognizes revenue when the performance obligations under the terms of the Company’s contracts with its customers have been satisfied. This occurs at the point in time when control of the specific goods or services as specified by each purchase order are transferred to customers. Specific goods refers to the products offered by the Company, including metal cards, high security documents, and pre-laminated materials. Transfer of control passes to customers upon shipment or upon receipt, depending on the agreement with the specific customers. ASC 606 requires entities to record a contract asset when a performance obligation has been satisfied or partially satisfied, but the amount of consideration has not yet been received because the receipt of the consideration is conditioned on something other than the passage of time. ASC 606 also requires an entity to present a revenue contract as a contract liability in instances when a customer pays consideration, or an entity has a right to an amount of consideration that is unconditional (e.g. receivable), before the entity transfers a good or service to the customer. The Company did not have any contract assets or liabilities as of December 31, 2020 and 2019.
The Company invoices its customers at the time at which control is transferred, with payment terms ranging between 15 and 60 days depending on each individual contract. As the payment is due within 90 days of the invoice, a significant financing component is not included within the contracts.
The majority of the Company’s contracts with its customers have the same performance obligation of manufacturing and transferring the specified number of cards to the customer. Each individual card included within an order constitutes a separate performance obligation, which is satisfied upon the transfer of goods to the customer. The contract term as defined by ASC 606 is the length of time it takes to deliver the goods or services promised under the purchase order or statement of work. As such, the Company’s contracts are generally short term in nature.
Revenue is measured in an amount that reflects the consideration the Company expects to receive in exchange for those products or services. The Company accounts for shipping and handling as activities to fulfill its promise to transfer the associated products to its customers. Accordingly, the Company records amounts billed to customers for shipping and handling as revenue. Revenue is recognized net of variable consideration such as discounts , rebates, and returns.
The Company’s products do not include an unmitigated right of return unless the product is non-conforming or defective. If the goods are non-conforming or defective, the defective goods are replaced or reworked or, in certain instances, a credit is issued for the portion of the order that was non-conforming or defective. A provision for sales returns and allowances is recorded based on experience with goods being returned. Most returned goods are re-worked and subsequently re-shipped to the customer and recognized as revenue. Historically, returns have not been material to the Company. Additionally, the Company has a rebate program with certain customers allowing for a rebate based on achieving a certain level of shipped sales during the calendar year. This rebate is estimated and updated throughout the year and recorded against revenues and the related accounts receivable.
Shipping and Handling Costs
Amounts billed to customers for shipping and handling are classified as revenue. Costs incurred in shipping and handling are recognized in Cost of goods sold in the consolidated statements of operations. Total Shipping and handling costs were approximately $1,596, $1,752, and $1,177 for the years ended December 31, 2020, 2019, and 2018, respectively.
Advertising
The Company expenses the cost of advertising as incurred. Advertising expense of approximately $181, $313, and $397 for the years ended December 31, 2020, 2019, and 2018, respectively, were included in Selling, general and administrative expenses in the consolidated statements of operations.

COMPOSECURE HOLDINGS, LLC
Notes to Consolidated Financial Statements
(“$ in thousands” — except unit data)

Income Taxes
The Company is treated as a partnership and is not a tax paying entity for federal and state income tax purposes. The Company’s earnings and losses are included in the tax returns of the members. As such, no provisions were made for federal or state income taxes for the years ended December 31, 2020, 2019, and 2018. Federal, state and local income tax returns for years prior to 2017 are no longer subject to examination by tax authorities.
Equity-Based Compensation
The Company has an equity-based compensation plan and a profits interest which are described in more detail in Note 8. Compensation cost relating to equity-based awards as provided by the arrangements are recognized in the consolidated statements of operations over the requisite service period based on the grant date fair value of such awards. The Company estimates the fair value of each option on the date of grant using the calculated value method of the Black-Scholes option-pricing model.
The calculated value of each option award is estimated at the grant date. The expected term assumption reflects the period for which the Company believes the option will remain outstanding. This assumption is based upon the historical and expected behavior of the Company’s employees and may vary based upon the behavior of different groups of employees. The Company has elected to use the calculated value method to account for the options it has issued. A nonpublic entity that is unable to estimate the expected volatility of the price of its underlying share may measure awards based on a “calculated value,” which substitutes the volatility of an appropriate index for the volatility of the entity’s own share price. Currently, there is no active market for the Company’s common shares. To determine volatility, the Company used the historical closing values of comparable publicly held entities to estimate volatility. The risk-free rate reflects the U.S. Treasury yield curve for a similar expected life instrument in effect at the time of the grant. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates, in order to derive the Company’s best estimate of awards ultimately expected to vest.
Selling, General and Administrative
Selling, general and administrative (“SG&A”) expenses primarily include expenses related to salaries and commissions, transaction costs, and professional fees. Included in SG&A during the years ended December 31, 2020, 2019, and 2018 were salaries and commissions of $12,650, $14,824, and $8,865, transaction costs of $264, $1,065, and $56, and professional fees of $6,536, $4,546, and $3,822, respectively.
Market and Credit Risk
Financial instruments that potentially subject the Company to credit risk consist principally of investments in cash, cash equivalents, short-term investments and accounts receivable. The Company’s primary exposure is credit risk on receivables as the Company does not require any collateral for its accounts receivable. Credit risk is the loss that may result from a trade customer’s or counterparty’s nonperformance. The Company uses credit policies to control credit risk, including utilizing an established credit approval process, monitoring customer and counterparty limits, monitoring changes in a customer’s credit rating, employing credit mitigation measures such as analyzing customers’ financial statements, and accepting personal guarantees and various forms of collateral. The Company believes that its customers and counterparties will be able to satisfy their obligations under their contracts.
The Company maintains cash, cash equivalents with approved federally insured financial institutions. Such deposit accounts at times may exceed federally insured limits. The Company is exposed to credit

COMPOSECURE HOLDINGS, LLC
Notes to Consolidated Financial Statements
(“$ in thousands” — except unit data)

risks and liquidity in the event of default by the financial institutions or issuers of investments in excess of FDIC insured limits. The Company performs periodic evaluations of the relative credit standing of these financial institutions and limits the amount of credit exposure with any institution if required. The Company has not experienced any losses on such accounts.
Fair Value Measurements
The Company determines fair value in accordance with ASC 820 which established a hierarchy for the inputs used to measure the fair value of financial assets and liabilities based on the source of the input, which generally range from quoted prices for identical instruments in a principal trading market i.e. Level 1 to estimates determined using significant unobservable inputs i.e. Level 3. The fair value hierarchy prioritizes the inputs, which refer to assumptions that market participants would use in pricing an asset or liability, based upon the highest and best use, into three levels as follows:
The standard describes three levels of inputs that may be used to measure fair value::
•
Level 1:   Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.

•
Level 2:   Observable inputs other than unadjusted quoted prices in active markets for identical assets or liabilities such as:

•
Quoted prices for similar assets or liabilities in active markets

•
Quoted prices for identical or similar assets or liabilities in inactive markets

•
Inputs other than quoted prices that are observable for the asset or liability

•
Inputs that are derived principally from or corroborated by observable market data by correlation or other mean

•
Level 3:   Unobservable inputs in which there is little or no market data available, which are significant to the fair value measurement and require the Company to develop its own assumptions.

The Company does not have any assets or liabilities valued on a recurring basis under ASC 820. The Company’s financial assets and liabilities measured at fair value consisted of cash and cash equivalents, accounts receivable and accounts payable and debt. Cash and cash equivalents comprised bank deposits and short-term investments, such as money market funds, the fair value of which is based on quoted market prices, a Level 1 fair value measure. As of December 31, 2020 and December 31, 2019, the carrying values of cash, accounts receivable and accounts payable approximate fair value because of the short-term maturity of these instruments. The Company employs Level 2 fair value measurements for the disclosure of the fair value of its various lines of credit. As noted in Note 6, the carrying value of the Company’s term loan under the financing agreement approximates fair value because of the variable market interest rates charged for this term loan.
Segments
The Company is managed and operated as one business as the entire business is managed by a single management team that reports to the Chief Executive Officer and President. The Company’s chief operating decision-maker is its Chief Executive Officer and President, who makes resource allocation decisions and assesses performance based on financial information presented on an aggregate basis. The Company does not operate separate lines of business with respect to any of its products and does not prepare discrete financial information to allocate resources to separate products or by location. Accordingly, the Company views its business as one reportable operating segment.

COMPOSECURE HOLDINGS, LLC
Notes to Consolidated Financial Statements
(“$ in thousands” — except unit data)

Recent Accounting Pronouncements — Not Yet Adopted
In February 2016, the FASB issued ASU 2016-02, “Leases” Topic 842, which amends the guidance in former ASC Topic 840, Leases. The new standard increases transparency and comparability most significantly by requiring the recognition by lessees of right-of-use (“ROU”) assets and lease liabilities on the balance sheet for all leases longer than 12 months. Under the standard, disclosures are required to meet the objective of enabling users of financial statements to assess the amount, timing, and uncertainty of cash flows arising from leases. For lessees, leases will be classified as finance or operating, with classification affecting the pattern and classification of expense recognition in the income statement. The ASU is effective for the Company on January 1, 2021 and the Company expects to adopt the new lease guidance on the effective date using the modified retrospective transition approach, applying the new standard to all of its leases existing at the date of initial application. Consequently, financial information will not be updated and the disclosures required under the new standard will not be provided for dates and periods before January 1, 2021. The new standard provides a number of optional practical expedients in transition. The Company expects to elect the package of practical expedients which permits the Company to not reassess (1) whether any expired or existing contracts are or contain leases, (2) the lease classification for any expired or existing leases, and (3) any initial direct costs for any existing leases as of the effective date. The Company does not expect to elect the hindsight practical expedient which permits entities to use hindsight in determining the lease term and assessing impairment.
While the Company continues to assess all of the effects of adoption, the Company believes the most significant effects relate to 1) the recognition of new ROU assets and lease liabilities on its balance sheet for its real estate operating leases and 2) providing significant new disclosures for its leasing activities. The Company also currently expects to elect the practical expedient not to separate lease and non-lease components for all of its leases. The Company expects to record the new ROU assets and the lease liabilities ranging from approximately $6,000 to $7,000 on the balance sheet as of January 1, 2121.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). This ASU provides guidance for recognizing credit losses on financial instruments based on an estimate of current expected credit losses model. This new standard amends the current guidance on the impairment of financial instruments and adds an impairment model known as current expected credit loss (CECL) model that is based on expected losses rather than incurred losses. Under the new guidance, an entity will recognize as an allowance its estimate of expected credit losses. The FASB subsequently issued ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments — Credit Losses, Topic 815, derivatives and Hedging, and Topic 825, Financial Instruments and ASU 2019-11, Codification Improvements to Topic 326, Financial Instruments — Credit Losses to clarify and address certain items related to the amendments in ASU 2016-13. ASC 2016-13 is effective for fiscal years beginning after December 15, 2022, including interim reporting periods within those fiscal years with early adoption permitted. The Company does not anticipate a significant impact on its consolidated financial statements based on its historical trend of bad debt expense relating to trade accounts receivable.
3.
REVENUE RECOGNITION

As a result of adopting the new guidance, the Company recognizes revenue when the performance obligations under the terms of the Company’s contracts with its customers have been satisfied. This occurs at the point in time when control of the specific goods as specified by each purchase order are transferred to customers. Specific goods refers to the products offered by the Company, including metal cards, high-security documents, and pre-lam materials. Transfer of control passes to customers upon shipment or upon receipt, depending on the agreement with the individual customers. The Company invoices its customers at the time at which control is transferred, with payment terms ranging between 15 and 60 days depending on each individual contract. As the payment is due within 90 days of the

COMPOSECURE HOLDINGS, LLC
Notes to Consolidated Financial Statements
(“$ in thousands” — except unit data)

invoice, a significant financing component is not included within the contracts. The majority of the Company’s contracts with its customers have the same performance obligation of manufacturing and transferring the specified number of cards to the customer. Each individual card included within an order constitutes as a separate performance obligation, which is satisfied upon the transfer of goods to the customer. The contract term as defined by ASC 606 is the length of time it takes to deliver the goods or services promised under the purchase order or statement of work. As such, the Company’s contracts are generally short term in nature. Revenue is measured in an amount that reflects the consideration the Company expects to receive in exchange for those products or services. The Company accounts for shipping and handling as activities fulfill its promise to transfer the associated products to its customers. Accordingly, the Company records amounts billed for shipping and handling costs as a component of net sales, and classifies such costs as a component of costs of sales. Revenue is recognized net of variable consideration such as discounts, penalties, rebates, and returns. The Company’s products do not include an unmitigated right of return unless the product is damaged or defective. If the goods are non-conforming or defective, the defective goods are replaced or reworked or in certain instances a credit is issued for the portion of the order that was non-conforming. Historically, returns have not been material to the Company.
Disaggregation of Revenue
The percentages present the Company’s revenue disaggregated by customer. The majority of the Company’s revenue is earned within these major contracts, with aggregate revenue from the three top customers comprising approximately 74.9%, 82.5% and 89.4% of total revenue in 2020, 2019 and 2018, respectively.
Significant Judgments in Application of the Guidance
The Company uses the following methods, inputs, and assumptions in determining amounts of revenue to recognize:
Determination of Transaction Price
The transaction price is determined based on the consideration to which the Company will be entitled in exchange for transferring products to the customer. The Company includes any fixed charges within its contracts as part of the total transaction price. In addition, several contracts include variable consideration such as specific sales prices based on certain volume thresholds, discounts, penalties, rebates, refunds, and the customer’s right to return. The Company has concluded that its estimation of variable consideration results in an adjustment to the transaction price such that it is probable that a significant reversal of cumulative revenue would not occur in the future. The accrual for variable consideration is netted against the sale price in determining the transaction price.
Assessment of Estimates of Variable Consideration
Many of the Company’s contracts with customers contain some component of variable consideration. The Company estimates variable consideration, such as discounts, rebates such as volume based rebate, penalties, and credits, using the expected value method, and adjusts transaction price for its estimate of variable consideration. Throughout the year, we record an accrual that nets down our revenue based on our best estimate of the impact of variable consideration based on cards shipped in each month of the year. We regularly revisit this accrual throughout the year to ensure we are tracking to the correct offset. This effectively factors the volume based rebate into the transaction price. Therefore, management applies the constraint in its estimation of variable consideration for inclusion in the transaction price such that it is probable that a significant reversal of cumulative revenue would not occur in the future.

COMPOSECURE HOLDINGS, LLC
Notes to Consolidated Financial Statements
(“$ in thousands” — except unit data)

Allocation of Transaction Price
The transaction price (including any discounts) is allocated between goods in a multi-element arrangement based on their relative standalone selling prices. The standalone selling prices are determined based on the prices at which the Company separately sells each good. For items that are not sold separately, the Company estimates the standalone selling prices using available information such as market conditions and internally approved pricing guidelines. Significant judgment may be required to determine standalone selling prices for each performance obligation and whether it depicts the amount the Company expects to receive in exchange for the related goods.
Practical Expedients and Exemptions
As permitted by ASC 606, the Company elected to use certain practical expedients in connection with the implementation of ASC 606. The Company treats shipping and handling activities as fulfillment activities. The Company treats costs associated with obtaining new contracts as expenses when incurred if the amortization period of the asset we would recognize is one year or less. The Company does not adjust the transaction price for significant financing components, as the Company’s contracts typically do not contain provisions for significant advance or deferred payments, nor do they span more than a one year period. The Company applies the optional exemption to not disclose information regarding the allocation of transaction price to remaining performance obligations with an original expected duration of less than one year. The Company applies the practical expedient to not separately evaluate the effects of each contract modification before January 1, 2019. The election of these practical expedients results in accounting treatments that the Company believes are consistent with historical accounting policies and, therefore, these elections of practical expedients do not have a material impact on the comparability of the consolidated financial statements.
4.
INVENTORIES

The major classes of inventories were as follows:
	December 31,
	2020	2019
Raw materials	$27,094	$16,701
Work in process	1,055	1,538
Finished goods	3,999	1,042
Inventory reserve	(1,950)	(793)
	$30,197	$18,488
The Company reviews inventory for slow moving or obsolete amounts based on expected product sales volume and provides reserves against the carrying amount of inventory as appropriate.

COMPOSECURE HOLDINGS, LLC
Notes to Consolidated Financial Statements
(“$ in thousands” — except unit data)

5.
PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:
	Useful Life	December 31,
		2020	2019
Machinery and equipment	5 – 10 years	$57,360	$48,722
Furniture and fixtures	3 – 5 years	955	955
Computer equipment	3 – 5 years	908	885
Leasehold improvements	Shorter of lease term or estimated useful life	10,875	10,757
Vehicles	5 years	264	264
Software	1 – 3 years	1,186	841
Construction in progress		519	2,141
Total		72,066	64,565
Less: Accumulated depreciation		44,207	34,291
		$27,859	$30,274
Depreciation expense for the years ended December 31, 2020, 2019, and 2018, was $9,916, $8,606, and $7,605, respectively.
6.
DEBT

On July 26, 2016, the Company obtained a $120 million credit facility with JP Morgan Chase (“JPMC”) acting as the lending agent (“2016 Credit Facility”). The 2016 Credit Facility provided a revolving loan (“Revolver”) with a maximum aggregate amount of $40 million, and a $80 million term loan (“Term Loan”).
In July of 2019, the Company amended its 2016 Credit Facility with JPMC, increasing the maximum aggregate amount available under the revolver to $60,000 and the amount of the term loan to $140,000. In addition, the maturity date of both the revolver and term loan was amended to July 2, 2022. This amendment was accounted for as a modification and approximately $1,065 of additional costs incurred in connection with the modification were capitalized as debt issuance costs. In connection with the amendment, the prior outstanding balance of $64,000 along with $100 of interest was paid-off. Further, two of the lenders in the original agreement did not participate in the amended debt agreement. As such, the balances related to these two lenders were written off by the Company.
In November of 2020, the Company entered into a new agreement with JPMC to refinance its existing July 2019 credit facility, increasing the maximum aggregate amount available under the term loan to $240,000 bringing total credit facility to $300,000. In addition, the maturity date of both the revolver and term loan was amended to November 5, 2023. This amendment was accounted for as a modification and approximately $3,200 of additional costs incurred in connection with the modification were capitalized as debt issuance costs. In connection with the amendment, the prior outstanding balance were paid-off. Further, one of the lenders in the original agreement did not participate in the amended debt agreement. As such, the balance related to that lender was written off by the Company.
Interest on the Revolver and Term Loan are based the outstanding principal amount during the interest period multiplied by the fluctuating bank prime rate plus the applicable margin of 2.00% or for portions of the debt converted to Euro Loans the quoted LIBOR rate plus the applicable margin of 3.00%. At December 31, 2020 and 2019, the effective interest rate on the Revolver and Term Loan was 4.36% and 4.09% per annum, respectively. Interest is payable monthly in arrears or upon maturity of

COMPOSECURE HOLDINGS, LLC
Notes to Consolidated Financial Statements
(“$ in thousands” — except unit data)

the Euro loans that can run 30, 90, 120, 180 day time periods. The Company must pay quarterly an annual commitment fee of 0.40% on the unused portion of the $60 million Revolver commitment.
The credit facility is secured by substantially all of the assets of the Company. The Company recognized $6,142 $5,453, and $5,105 of interest expense related to the Revolver and the Term Loan for the years ended December 31, 2020, 2019, and 2018, respectively.
The terms of the credit facilities impose financial covenants including a minimum interest coverage ratio, a maximum total debt to EBITDA ratio and a minimum fixed charge coverage ratio. At December 31, 2020, the Company was in compliance with all financial covenants.
The balances payable under all borrowing facilities are as follows:
	December 31, 2020	December 31, 2019
Total debt	$240,000	$133,000
Less: current portion of term loan (scheduled payments)	24,000	14,000
Less: net deferred financing costs	4,113	1,757
Total long-term debt	$211,887	$117,243
The maturity of the Term Loan is as follows:
Years
2021	$24,000
2022	24,000
2023	192,000
Total debt	$240,000
CompoSecure is exposed to interest rate risk on variable interest rate debt obligations. On November 5, 2020, to manage interest rate risk CompoSecure entered into an interest rate swap agreement to hedge forecasted interest rate payments on its variable rate debt. At December 31, 2020, the Company’s interest rate swap contract outstanding had a notional amount of $100,000 maturing in November 2023. The Company has designated the interest rate swap as a cash flow hedge for accounting purposes utilizing the hypothetical derivative method. The Company has determined the fair value of the interest rate swap to be zero at the inception of the agreement. The Company has determined the fair value of the interest rate swap to be immaterial at each reporting period and therefore, in the consolidated statements of operations, the Company reflects only the realized gains and losses of the actual monthly settlement activity of the interest rate swap. The Company does not reflect the unrealized changes in fair value of the interest rate swap at each reporting period, and similarly a derivative asset or liability is not recognized at each reporting period in the Company’s financial statements.
7.
MEMBERS’ EQUITY

On June 11, 2020, the Company implemented the holding company reorganization, which resulted in CompoSecure Holdings, L.L.C. owning all of the issued and outstanding units of Composecure L.L.C.. Consequently, CompoSecure, L.L.C. became a direct, wholly owned subsidiary of CompoSecure Holdings, L.L.C.. Each unit of each class of CompoSecure, L.L.C. units issued and outstanding immediately prior to the legal reorganization automatically converted into an equivalent corresponding units of CompoSecure
Holdings, L.L.C., and CompoSecure Holdings, L.L.C. unit holders immediately prior to the consummation of the legal reorganization became unit holders of CompoSecure Holdings, L.L.C..

COMPOSECURE HOLDINGS, LLC
Notes to Consolidated Financial Statements
(“$ in thousands” — except unit data)

Effective May 11, 2015, pursuant to the terms of the Class B Unit Purchase Agreement and related agreements, Class A Unit holders (“Sellers”) created a new class of units, Class B units, and issued 66,000 units of such Class B to a group of investors led by LLR Equity Partners IV, L.P. with 55.2% of the Class B units.
As a result of the May 11, 2015 recapitalization transaction, the Class B unit holders (“Purchasers”), collectively, became the majority owner of the Company holding an aggregate of 66,000 Class B units, representing 60% of the Company’s total issued and outstanding units. The Sellers, collectively, retained an aggregate of 44,000 Class A units, representing 40% of the Company’s total issued and outstanding units. The Company additionally set aside up to 12,222 of its Class C membership units for use as compensatory options. Refer to Note 8 for additional details regarding Class C units.
In accordance with the terms and conditions of the Repurchase Agreement, executed contemporaneously with the Purchase Agreement, during an earn-out period, the Sellers were eligible to earn additional cash consideration for the repurchase of units by the Company of up to fifty-four million dollars ($54,000) in the aggregate, payable by Class B unit holders (the “Purchasers”). The amounts to be paid were contingent upon EBITDA targets over a period of 3 years from the transaction date. As of December 31, 2019, the total amount paid out since the recapitalization transaction amounted to $54,000. Accordingly, as of December 31, 2019, this obligation was satisfied and no further amounts were due.
In addition to the earn-out obligation of the Purchasers, several of the Company’s employment agreements obligate the Company to make bonus payments to certain employees that were considered compensation although calculated based on a percent of the actual earn-out paid to the Sellers.
Each holder of Class A and Class B units is entitled to one vote for each unit held. The holders of units are entitled to cash distributions, subject to certain restrictions in the debt agreement, in an amount that allows them to pay their current tax obligations that arise out of income being allocated to them due to the limited liability company pass-through company tax structure and, with respect to Class B Units, for payment of the earn-out obligation to the Sellers.
Holders of Class C Profit Interests units have no voting rights except as required by law.
8.
EQUITY COMPENSATION

Equity Incentive Plan
In connection with the reorganization transaction on June 11, 2020 (see Note 7), all options to purchase Class C Units of the CompoSecure, L.L.C. were automatically converted into options to purchase Class C Units of CompoSecure Holdings, L.L.C., and the CompoSecure, L.L.C. Amended and Restated Equity Incentive Plan was assumed by CompoSecure Holdings, L.L.C. and be deemed to be the Equity Incentive Plan (the “Plan”) of CompoSecure Holdings, L.L.C.
In connection with the May 2015 recapitalization transaction, the Company adopted the Plan, an incentive plan that provides for granting of options, Class C unit appreciation rights, restricted Class C units, unrestricted Class C unit awards and other equity awards. The number of Class C units that may be issued with respect to awards granted under the Plan shall not exceed an aggregate of 12,222 units. During 2020, 2019, and 2018, the Company granted 488, 306, and 978 C units options, respectively. The exercise price of unit options granted under the Plan is equal to the fair market value of the Company’s members’ equity at the date of grant. Time-vested options vest and become exercisable incrementally over a 5-year and 4-year period, depending on the grant. The time-vested options also provide for accelerating vesting if there is a change in control as described in the Plan agreement. The time-vested options expire on the 10th anniversary of the grant date.

COMPOSECURE HOLDINGS, LLC
Notes to Consolidated Financial Statements
(“$ in thousands” — except unit data)

The calculated value of each option award is estimated at the date of grant using the Black-Scholes option valuation model. The expected term assumption reflects the period for which the Company believes the option will remain outstanding. This assumption is based upon the historical and expected behavior of the Company’s employees and may vary based upon the behavior of different groups of employees. The Company has elected to use the calculated value method to account for the options it has issued. A nonpublic entity that is unable to estimate the expected volatility of the price of its underlying share may measure awards based on a “calculated value,” which substitutes the volatility of an appropriate index for the volatility of the entity’s own share price. Currently, there is no active market for the Company’s common shares. To determine volatility, the Company used the historical closing values of comparable publicly held entities to estimate volatility. The risk-free rate reflects the U.S. Treasury yield curve for a similar expected life instrument in effect at the time of the grant.
The assumptions utilized to calculate the value of the time-vested member options granted during the period from January 1 through December 31, 2020, 2019, and 2018, respectively:
	2020	2019	2018
Expected term	1 year	1.25 years	2 years
Volatility	44.00%	30.00%	30.00%
Risk-free rate	1.07%	2.36%	2.36%
Expected dividends	0%	0%	0%
Expected forfeiture rate	0%	0%	0%
The following table sets forth the options activity under the Company’s equity plans for the year ended December 31, 2020:
	Number of Shares	Weighted Average Exercise Price Per Shares	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value (in thousands)
Outstanding at January 1, 2020	9,290	$542.49	6.1
Granted	488	4,387.00	10.0
Exercised	—	—
Outstanding at December 31, 2020	9,778	$799.80	5.4	5,547
Vested and expected to vest at December 31, 2020	9,778	$799.80	5.4	5,547
Exercisable at December 31, 2020	8,438	$406.63	4.9	5,537
The weighted average calculated grant date fair value per time-vested option granted during the years ended December 31, 2020, 2019, and 2018 were $1,086, $2,987.50, and $2,987.50, respectively. The Company recognized approximately $1,143, $1,211, and $717 of compensation expense for the time-vested options in Selling, general and administrative expenses in the accompanying consolidated statements of operations in 2020, 2019, and 2018, respectively.
The number of options exercisable and vested as of December 31, 2020, 2019, and 2018 were 8,438, 7,413, and 1,341, respectively. The weighted average exercise price of options exercisable and vested is $406.63, $265.62 and $144.34 for years ended December 31, 2020, 2019, and 2018, respectively. The weighted average remaining contractual years term (years) per options exercisable as of December 31, 2020, 2019, and 2018 is 4.9, 5.7, and 6.6, respectively. Unrecognized compensation expense for the time-vested options of approximately $2,634 is expected to be recognized during the next four years.

COMPOSECURE HOLDINGS, LLC
Notes to Consolidated Financial Statements
(“$ in thousands” — except unit data)

Profits Interest
On May 11, 2017, the members of the Company executed a Limited Liability Company Agreement for a company formed in 2016 titled CompoSecure Employee LLC. The purpose of the Company is to hold Operating Incentive units. In May 2017, the Company granted 2,444 incentive units with a profits interest hurdle of $232,232. No interests were granted during the period ended December 31, 2020.
The Company recognized approximately $433, $470, and $497 of compensation expense for the incentive units in Selling, general and administrative expenses in the accompanying consolidated statements of operations in 2020, 2019, and 2018, respectively, these are eligible for distributions above the hurdle amount and tax distributions as well.
Unrecognized compensation expense for the incentive units of approximately $234 is expected to be recognized during the next three years.
9.
RETIREMENT PLAN

Defined Contribution Plan
The Company has a 401(k) profit sharing plan for all full-time employees who have attained the age of 21 and completed 90 days of service. The Company matches 100% of the first 1% and then 50% of the next 5% of employee contributions. Retirement plan expense for the years ended December 31, 2020, 2019, and 2018 was approximately $1,030, $943, and $675 respectively.
Deferred Compensation Plan
The Company has a self-administered deferred compensation plan that accrues a liability for the benefit of certain employees equal to 0.25% year-over-year change in Earnings Before Interest Depreciation “EBITDA” that began in 2014. The Company made an initial contribution of $150 with an additional contribution of $0, $501, and $0 for years ended December 31, 2020, 2019, and 2018, respectively. The total liability was $1,534 and $1,461 at December 31, 2020 and 2019, respectively, and is recorded in other liabilities on the balance sheet. The Plan vests over a seven year period according to the following vesting schedule: Year 1 — 0.0%, Year 2 — 5.0%, Year 3 — 15.0%, Year 4 — 20.0%, Year 5 — 30.0%, Year 6 — 50.0%, Year 7 — 100%. Since plan inception $1,223 has vested of the recorded liability.
10.
GEOGRAPHIC INFORMATION AND CONCENTRATIONS

The Company headquarters and substantially all of its operations, including its long-lived assets, are located in the United States. Geographical revenue information based on the location of the customer follows:
	Year ended December 31,
	2020	2019	2018
Net sales by country
Domestic	$213,982	$191,502	$136,140
International	46,603	51,788	19,284
Total	$260,586	$243,290	$155,424
The Company’s principal direct customers as of December 31, 2020 consist primarily of leading international, foreign and domestic banks and other credit card issuers primarily within the U.S., Europe, Asia, Latin America, Canada, and the Middle East. The Company periodically assesses the financial strength of these customers and establishes allowances for anticipated losses, if necessary.

COMPOSECURE HOLDINGS, LLC
Notes to Consolidated Financial Statements
(“$ in thousands” — except unit data)

Two customers individually accounted for more than 10% of the Company’s revenue or 72.1% of total revenue for the year ended December 31, 2020. Three customers individually accounted for more than 10% of the Company’s revenue or 74.9% of total revenue for the year ended December 31, 2019. Three customers individually accounted for more than 10% of the Company’s revenue or 84.9% of total revenue for the year ended December 31, 2018. Two customers individually accounted for more than 10% of the Company’s accounts receivable or approximately 61% as of December 31, 2020 and three customers individually accounted for 10% of total accounts receivable or 62% as of December 31, 2019, respectively.
The Company primarily relied on four vendors that individually accounted for more than 9% of purchases of supplies for the year ended December 31, 2020. The Company primarily relied on two vendors that individually accounted for more than 10% of purchases of supplies for the year ended December 31, 2019.
11.
COMMITMENTS AND CONTINGENCIES

Operating Leases
The Company leases certain office space and manufacturing space under arrangements currently classified as leases under ASC 840. The Company expects to adopt the new guidance under ASC 842 effective January 1, 2021 (see Note 2). The Company recognizes lease expense for these leases on a straight-line basis over the lease term. Most leases include one or more options to renew, with renewal options ranging from 5 to 10 years. The exercise of lease renewal options is at the Company’s sole discretion.
Effective April l , 2012, the Company entered into a 10-year lease for its office and manufacturing facilities in Somerset, New Jersey terminating in 2022. The lease contains escalating rental payments, exclusive of required payments for increases in real estate taxes and operating costs over base period amounts. The agreement provides for a five year renewal option. The lease provides for monthly payments of rent during the lease term. These payments consist of base rent, and additional rent covering customary items such as charges for utilities, taxes, operating expenses, and other facility fees and charges. The base rent is currently approximately $315 per year, which reflects an annual 3% escalation factor. The Company exercised its renewal option in December 2020.
Effective August 1, 2014, the Company entered into a 4-year lease for additional office and manufacturing space in Somerset, New Jersey terminating in July 31, 2018. The lease contains escalating rental payments.
The Company has the option to extend the term for two periods of two years each. The Company has exercised both renewal options with last one exercised in 2020. The base rent is currently approximately $89 per year, which reflects an annual 3% escalation factor.
Effective June 16, 2016, the Company entered into a 10-year lease for a new facility. The lease contains escalating rental payments and terminates on September 30, 2026. The agreement also provides for a renewal option at a fixed rate. The base rent is currently approximately $801 per year, which reflects an annual 3% escalation factor.

COMPOSECURE HOLDINGS, LLC
Notes to Consolidated Financial Statements
(“$ in thousands” — except unit data)

Future minimum commitments under all non-cancelable operating leases are as follows:
Years Ending December 31,
2021	$1,252
2022	1,294
2023	1,298
2024	1,263
2025	1,302
Thereafter	1,193
Total	$7,602
Rent expense, including real estate taxes and related costs, for the years ended December 31, 2020, 2019, and 2018 aggregated approximately $1,744, $1,683, and $1,614 respectively.
Litigation
The Company may be, from time to time, party to various disputes and claims arising from normal business activities. The Company accrues for amounts related to legal matters if it is probable that a liability has been incurred and the amount is reasonably estimable. while the outcome of existing disputes and claims is uncertain, the Company does not expect that the resolution of existing disputes and claims would have a material adverse effect on its consolidated financial position or liquidity or the Company’s consolidated results of operations. Litigation expenses are expensed as incurred. In March 2021, the Company received a notice of dispute (see Note 12).
12.
RELATED PARTY TRANSACTIONS

In November 2015, the Company entered into a sales representation agreement with a third party, partially owned by an individual who is a Class B member of the Company and who was then a member of the Company’s Board of Managers. In 2016, the Company commenced litigation against such third party seeking a judicial determination that the sales representation agreement was void and unenforceable, among other claims. In February 2018, the trial court ruled against the Company in the litigation, concluding that the sales representation agreement was valid and enforceable. The Company appealed the ruling, however, the ruling was upheld. As a result of the ruling, the Company was instructed to pay the commissions in accordance with the terms of the sales representation agreement, interest related to the commissions, and legal fees on behalf of the third party. Expenses relating to this agreement for the years ended December 31, 2020, 2019, and 2018 amounted to $6,724, $9,232, and $4,443, respectively and were recorded as a component of selling, general and administrative expenses. In October 2019, the Company terminated the sales representation agreement. Customers in place prior to the termination of the agreement are subject to the arrangement and are eligible for future commissions, which are payable and are being accrued and paid in accordance with the terms of the sales representation agreement. Amounts accrued as a component of accrued expenses as of December 31, 2020, and December 31, 2019 related to this agreement amounted to $2,786 and $2,388.
In March 2021, the Company received from such third party a notice of dispute with respect to whether commissions are due and owing on product sales to certain of the Company’s customers which, if successful, could require payments ranging from $4,000 to $10,000, plus costs and expenses, together with additional commission payments on future sales, if any, to such customers. The Company does not believe these commissions are owed, and intends to vigorously oppose this claim, which may include legal proceedings. The Company has not accrued any amount as a component of accrued expense related to the notice of dispute as of December 31, 2020.

COMPOSECURE HOLDINGS, LLC
Notes to Consolidated Financial Statements
(“$ in thousands” — except unit data)

Nok Nok Project Statement of Work
In July 2021, CompoSecure’s wholly-owned subsidiary, Arculus Holdings, L.L.C., entered into a Project Statement of Work with Nok Nok Labs, Inc. (“Nok Nok”). Nok Nok provides software and hardware solutions, including its Fast Identity Online (FIDO) technology solution, which assists partners in facilitating their entry into Cryptocurrency and Blockchain markets. A minority investor and shareholder of Nok Nok is DCM, which was co-founded by Dixon Doll, Sr. Dixon Doll, Sr. has since retired from DCM and is listed as emeritus partner status at DCM, and is also listed as an advisor to Nok Nok. Dixon Doll, Sr. is a Director of Roman DBDR and the father of Dixon Doll, Jr., who is the Co-Chief Executive Officer of Roman DBDR.
Under the Project Statement of Work, Nok Nok will provide a demonstration version ofNok Nok S3 authentication (SaaS) andproduct documentation, to Arculus branded applications, along with corresponding technology license rights. Arculus Holdings, L.L.C. has agreed to pay $250,000 for the Nok Nok software and services set forth in the Project Statement of Work. The term of the Project Statement of Work and the term of the license to the software and services provided thereunder will expire on December 31, 2022.
13.
SUBSEQUENT EVENTS

The Company evaluated all events or transactions that occurred after the consolidated balance sheet date of December 31, 2020 through May 27, 2021, the date these consolidated financial statements were available to be issued.
On April 19, 2021, CompoSecure entered into a merger agreement with Roman DBDR Tech Acquisition Corp (“Roman”), a Delaware corporation to merge, subject to the terms and conditions set in the agreement. Roman, a special purpose acquisition company, announced that CompoSecure and Roman had entered into a definitive merger agreement. Upon Closing of the transaction, the combined company will operate as CompoSecure, Inc. and will trade on the Nasdaq stock market.

Unaudited Condensed Consolidated Financial Statements
COMPOSECURE HOLDINGS, L.L.C.
Nine Months Ended September 30, 2021 and 2020

COMPOSECURE HOLDINGS, L.L.C.

COMPOSECURE HOLDINGS, L.L.C.
Condensed Consolidated Balance Sheets
($ in thousands)
	Unaudited September 30, 2021	December 31, 2020
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$12,236	$13,422
Accounts receivable, net	33,368	8,792
Inventories	26,489	30,197
Prepaid expenses and other current assets	861	1,077
Total current assets	72,954	53,488
Property and equipment , net	23,947	27,859
Right of use asset, net	5,511	—
Deposits and other assets	5,340	10
Total assets	$107,752	$81,358
LIABILITIES AND MEMBERS’ DEFICIT
CURRENT LIABILITIES
Current portion of long-term debt	$24,000	$24,000
Current portion of lease liabilities	1,105	—
Accounts payable	4,147	6,059
Accrued expenses	13,817	11,556
Total current liabilities	43,069	41,615
Long-term debt, net of deferred finance costs	195,054	211,887
Lease liabilities	4,995	—
Line of credit	15,000	20,000
Other liabilities	—	409
Total liabilities	258,118	273,911
Commitments and contingencies (Note 10)
MEMBERS’ DEFICIT	(150,366)	(192,553)
Total liabilities and members’ deficit	$107,752	$81,358
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

COMPOSECURE HOLDINGS, L.L.C.
Condensed Consolidated Statements of Operations — Unaudited
($ in thousands)
	Nine Months Ended September 30,
	Unaudited	Unaudited
	2021	2020
Net sales	$192,648	$206,873
Cost of sales	87,074	99,991
Gross profit	105,574	106,882
OPERATING EXPENSES
Selling, general and administrative	33,348	28,273
Income from operations	72,226	78,609
OTHER INCOME (EXPENSE)
Interest expense, net of interest income of $0 and $52 in 2021 and 2020, respectively	(7,635)	(3,193)
Amortization of deferred financing costs	(1,195)	(526)
Total other expenses	(8,830)	(3,719)
Net income	$63,396	$74,890
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

COMPOSECURE HOLDINGS, L.L.C.
Condensed Consolidated Statements of Members’ deficit — Unaudited
($ in thousands)
	Class A	Class B	Class C	Profits Interest	Total
Balance at January 1, 2020	$(65,510)	$8,471	$2,654	$(1,164)	$(55,549)
Equity-based compensation expense	—	—	1,156	317	1,473
Net income	29,305	43,957	—	1,628	74,890
Distributions	(36,719)	(46,195)	—	(2,194)	(85,107)
Balance at September 30, 2020	$(72,924)	$6,233	$3,810	$(1,413)	$(64,293)
Balance at January 1, 2021	$(123,260)	$(69,269)	$4,068	$(4,092)	$(192,553)
Equity-based compensation expense	—	—	960	164	1,124
Net income	24,807	37,211	—	1,378	63,396
Distributions	(12,031)	(9,489)	—	(813)	(22,333)
Balance at September 30, 2021	$(110,484)	$(41,547)	$5,028	$(3,363)	$(150,366)
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

COMPOSECURE HOLDINGS, L.L.C.
Condensed Consolidated Statements of Cash Flows — Unaudited
($ in thousands)
	Nine Months Ended September 30,
	Unaudited	Unaudited
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITES
Net income	$63,396	$74,890
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	7,813	7,332
Equity-based compensation expense	1,124	1,473
Amortization of deferred finance costs	1,167	526
Changes in assets and liabilities
Accounts receivable	(24,576)	(954)
Inventories	3,708	(9,886)
Prepaid expenses and other assets	216	474
Deposits and other assets	(5,330)	85
Accounts payable	(1,912)	2,197
Accrued expenses	2,260	(2,523)
Other liabilities	180	(27)
Net cash provided by operating activities	48,046	73,587
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	(3,900)	(7,199)
Net cash used in investing activities	(3,900)	(7,199)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from line of credit	—	20,000
Payment of line of credit	(5,000)	—
Payment of term loan	(18,000)	(10,500)
Distributions to members	(22,333)	(85,107)
Net cash used in financing activities	(45,333)	(75,607)
Net decrease in cash and cash equivalents	(1,187)	(9,219)
Cash and cash equivalents, beginning of period	13,422	26,728
Cash and cash equivalents, end of period	$12,236	$17,509
Supplementary disclosure of cash flow information
Cash paid for interest expense	$7,635	$2,113
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

COMPOSECURE HOLDINGS, L.L.C.
Notes to Condensed Consolidated Financial Statements — Unaudited
($ in thousands)

1.
DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

CompoSecure Holdings, L.L.C. (“CompoSecure”, or the “Company”) is a manufacturer and designer of complex metal, composite ID, proprietary financial transaction cards, and multi factor authentification solutions. The Company started operations in 2000 and provides products and services primarily to global financial institutions, plastic card manufacturers, government agencies, system integrators, and security specialists. The Company is located in Somerset, New Jersey.
CompoSecure creates newly innovated, highly differentiated and customized quality financial payment products to support and increase its customer acquisition, customer retention and organic customer spend. CompoSecure’s customers consist primarily of leading international, foreign and domestic banks and other credit card issuers primarily within the United States of America (“U.S.”), Europe, Asia, Latin America, Canada, and the Middle East. CompoSecure has established a leading position in the financial payment card market through nearly 20 years of innovation and experience and is focused primarily on this attractive subsector of the financial technology market. CompoSecure serves a diverse set of over 20 direct customers and over 80 indirect customers, including some of the largest issuers of credit cards in the United States of America.
On June 11, 2020, the Company implemented the holding company reorganization, and as a result, CompoSecure Holdings, L.L.C. became successor to Composecure L.L.C. Pursuant to the reorganization, CompoSecure Holdings, L.L.C. became a holding company with no business operations of its own. CompoSecure Holdings, L.L.C. has recognized the assets and liabilities of Composecure L.L.C at the carryover basis. The consolidated financial statements of CompoSecure Holdings, L.L.C. present comparative information for prior periods on a consolidated basis, as if both CompoSecure Holdings, L.L.C. and CompoSecure, L.L.C. were under common control for all periods presented.
In April 2021, Arculus Holdings, L.L.C., a wholly owned subsidiary of CompoSecure, L.L.C. was founded with the mission to promote the multi factor authentification solution developed by the Company going by the brand name ArculusTM. The first commercial launch of Arculus was a cryptocurrency cold storage wallet designed to provide consumers a safe, simple and secure means for the average person to buy, sell and store cryptocurrency. With a strong background in security hardware and financial payments, the ArculusTM solution was developed to allow people to use a familiar payment card form factor to manage their cryptocurrency.
On April 19, 2021, CompoSecure entered into a merger agreement with Roman DBDR Tech Acquisition Corp (“Roman”), a Delaware corporation to merge, subject to the terms and conditions set in the agreement. Roman, a special purpose acquisition company, announced that CompoSecure and Roman had entered into a definitive merger agreement. Upon closing of the transaction, the combined company will operate as CompoSecure, Inc. and will trade on the Nasdaq stock market.
2.
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Any reference in these notes to applicable guidance is meant to refer to U.S. GAAP as found in the Accounting Standards Codification (“ASC”) and Accounting Standards Updates (“ASU”) promulgated by the Financial Accounting Standards Board (“FASB”). The accompanying consolidated financial statements include the results of operations of the Company and its majority owned subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.
The Financial Statements presented in this Quarterly Report are unaudited; however, in the opinion of management, the accompanying unaudited interim consolidated financial statements include all

COMPOSECURE HOLDINGS, L.L.C.
Notes to Condensed Consolidated Financial Statements — Unaudited
($ in thousands)

normal and recurring adjustments (which consist primarily of accruals, estimates and assumptions that impact the unaudited interim condensed consolidated financial statements) considered necessary to present fairly the Company’s financial position as of September 30, 2021 and its results of operations and cash flows for the nine months ended September 30, 2021 and 2020. The unaudited interim condensed consolidated financial statements presented herein do not contain the required disclosures under GAAP for annual financial statements and should be read in conjunction with the annual audited financial statements and related notes of the Company as of and for the year ended December 31, 2020.
Due to the global outbreak of the COVID-19 pandemic, the Company had been taking a number of measures to monitor and mitigate the effects of COVID-19, such as safety and health measures for the employees and securing the supply of materials that are essential to the Company’s production process. At this stage, the impact on the Company’s business and results has not been significant. However, the ultimate impact of the pandemic on our operations is unknown and will depend on future developments, which are highly uncertain and cannot be predicated with confidence, including the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions, required social distancing and any additional preventative and protective actions that governments, or the Company, may direct, which could result in an extended period of continued business disruption, reduced customer, collaborator, or supplier traffic and reduced operations.
Use of Estimates
Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. The Company bases its estimates on historical experience, current business factors, and various other assumptions believed to be reasonable under the circumstances, all of which are necessary, in order to form a basis for determining the carrying values of certain assets and liabilities. Actual results may differ from those estimates and assumptions. On an on-going basis, the Company evaluates the adequacy of its reserves and the estimates used in these calculations, including, but not limited to. Significant areas requiring management to make estimates include the valuation of equity instruments. See Note 7 for further discussion of the nature of these assumptions and conditions.
Cash and Cash Equivalents
Cash and cash equivalents consist of cash and short-term investments with original maturities from the purchase date of three months or less that can be readily convertible into known amounts of cash. Cash and cash equivalents are held at recognized U.S. financial institutions. Interest earned on the short-term investments is reported in the consolidated statements of operations. The carrying amount of cash and cash equivalents approximates its fair value due to its short-term and liquid nature.
Accounts Receivable
Accounts receivable are recognized net of allowances for doubtful accounts. In the normal course of business, the Company extends credit to customers that satisfy predefined credit criteria. The Company is required to estimate the collectability of its receivables. Reserves for estimated bad debts are established at the time of sale and are based on an evaluation of accounts receivable aging, and, where applicable, specific reserves on a customer-by-customer basis, creditworthiness of the Company’s customers and prior collection experience to estimate the ultimate collectability of these receivables. At the time the Company determines that a receivable balance, or any portion thereof, is deemed to be permanently uncollectible, the balance is then written off. The Company did not recognize any accounts receivable allowance for doubtful accounts at September 30, 2021 and December 31, 2020.

COMPOSECURE HOLDINGS, L.L.C.
Notes to Condensed Consolidated Financial Statements — Unaudited
($ in thousands)

Market and Credit Risk
Financial instruments that potentially subject the Company to credit risk consist principally of investments in cash, cash equivalents, short-term investments and accounts receivable. The Company’s primary exposure is credit risk on receivables as the Company does not require any collateral for its accounts receivable. Credit risk is the loss that may result from a trade customer’s or counterparty’s nonperformance. The Company uses credit policies to control credit risk, including utilizing an established credit approval process, monitoring customer and counterparty limits via Dun and Bradestreet credit monitoring service, employing credit mitigation measures such as analyzing customers’ financial statements, and accepting personal guarantees and various forms of collateral. Based on these measures, the Company believes that its customers and counterparties will be able to satisfy their obligations under their contracts.
The Company maintains cash, cash equivalents with approved federally insured financial institutions. Such deposit accounts at times may exceed federally insured limits. The Company is exposed to credit risks and liquidity in the event of default by the financial institutions or issuers of investments in excess of FDIC insured limits. The Company performs periodic evaluations of the relative credit standing of these financial institutions and limits the amount of credit exposure with any institution if required. The Company has not experienced any losses on such accounts.
Inventories
Inventories are stated at the lower of cost or net realizable value, using the first-in, first-out method. Inventories consist of raw material, work in process and finished goods. The Company establishes reserves as necessary for obsolescence and excess inventory. The Company records a reserve for excess and obsolete inventory based upon a calculation using the historical experience, expected future sales volumes, the projected expiration of inventory and specifically identified obsolete inventory.
Property and Equipment
Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets, which ranges from one to ten years. Leasehold improvements are recorded at cost, less accumulated amortization, which is computed on a straight-line basis over the shorter of the useful lives of the assets or the remaining lease term. Expenditures for maintenance and repairs are charged to expense as incurred. The Company evaluates the depreciation periods of property and equipment to determine whether events or circumstances indicate that the asset’s carrying value is not recoverable or warrant revised estimates of useful lives.
Revenue Recognition
The Company recognizes revenue in accordance with accounting standard ASC 606 when the performance obligations under the terms of the Company’s contracts with its customers have been satisfied. This occurs at the point in time when control of the specific goods or services as specified by each purchase order are transferred to customers. Specific goods refers to the products offered by the Company, including metal cards, high security documents, and pre-laminated materials. Transfer of control passes to customers upon shipment or upon receipt, depending on the agreement with the specific customers. ASC 606 requires entities to record a contract asset when a performance obligation has been satisfied or partially satisfied, but the amount of consideration has not yet been received because the receipt of the consideration is conditioned on something other than the passage of time. ASC 606 also requires an entity to present a revenue contract as a contract liability in instances when a customer pays consideration, or an entity has a right to an amount of consideration that is unconditional (e.g., receivable), before the entity transfers a good or service to the customer. The Company did not have any contract assets or liabilities as of September 30, 2021 and December 31, 2020.

COMPOSECURE HOLDINGS, L.L.C.
Notes to Condensed Consolidated Financial Statements — Unaudited
($ in thousands)

The Company invoices its customers at the time at which control is transferred, with payment terms ranging between 15 and 60 days depending on each individual contract. As the payment is due within 90 days of the invoice, a significant financing component is not included within the contracts.
The majority of the Company’s contracts with its customers have the same performance obligation of manufacturing and transferring the specified number of cards to the customer. Each individual card included within an order constitutes a separate performance obligation, which is satisfied upon the transfer of goods to the customer. The contract term as defined by ASC 606 is the length of time it takes to deliver the goods or services promised under the purchase order or statement of work. As such, the Company’s contracts are generally short term in nature.
Revenue is measured in an amount that reflects the consideration the Company expects to receive in exchange for those products or services. The Company accounts for shipping and handling as activities fulfill its promise to transfer the associated products to its customers. Accordingly, the Company records amounts billed to customers for shipping and handling as revenue. Revenue is recognized net of variable consideration such as discounts, rebates, and returns.
The Company’s products do not include an unmitigated right of return unless the product is non-conforming or defective. If the goods are non-conforming or defective, the defective goods are replaced or reworked or, in certain instances, a credit is issued for the portion of the order that was non-conforming or defective. A provision for sales returns and allowances is recorded based on experience with goods being returned. Most returned goods are re-worked and subsequently re-shipped to the customer and recognized as revenue. Historically, returns have not been material to the Company.
Additionally, the Company has a rebate program with certain customers allowing for a rebate based on achieving a certain level of shipped sales during the calendar year. This rebate is estimated and updated throughout the year and recorded against revenues and the related accounts receivable.
Fair value of financial instruments
The Company determines fair value in accordance with ASC 820 which established a hierarchy for the inputs used to measure the fair value of financial assets and liabilities based on the source of the input, which generally range from quoted prices for identical instruments in a principal trading market i.e. Level 1 to estimates determined using significant unobservable inputs i.e. Level 3. The fair value hierarchy prioritizes the inputs, which refer to assumptions that market participants would use in pricing an asset or liability, based upon the highest and best use, into three levels as follows:
The standard describes three levels of inputs that may be used to measure fair value:
•
Level 1:   Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.

•
Level 2:   Observable inputs other than unadjusted quoted prices in active markets for identical assets or liabilities such as:

•
Quoted prices for similar assets or liabilities in active markets

•
Quoted prices for identical or similar assets or liabilities in inactive markets

•
Inputs other than quoted prices that are observable for the asset or liability

•
Inputs that are derived principally from or corroborated by observable market data by correlation or other mean

•
Level 3:   Unobservable inputs in which there is little or no market data available, which are significant to the fair value measurement and require the Company to develop its own assumptions.

COMPOSECURE HOLDINGS, L.L.C.
Notes to Condensed Consolidated Financial Statements — Unaudited
($ in thousands)

The Company does not have any assets or liabilities valued on a recurring basis under ASC 820. The Company’s financial assets and liabilities measured at fair value consisted of cash and cash equivalents, accounts receivable and accounts payable and debt. Cash and cash equivalents comprised bank deposits and short-term investments, such as money market funds, the fair value of which is based on quoted market prices, a Level 1 fair value measure. As of September 30, 2021 and December 31, 2020, the carrying values of cash, accounts receivable and accounts payable approximate fair value because of the short-term maturity of these instruments. The Company employs Level 2 fair value measurements for the disclosure of the fair value of its various lines of credit. As noted in Note 5, the carrying value of the Company’s term loan under the financing agreement approximates fair value because of the variable market interest rates charged for this term loan.
Segment Information
The Company is managed and operated as one business as the entire business is managed by a single management team that reports to the Chief Executive Officer and President.The Company’s chief operating decision-maker is its Chief Executive Officer and President, who makes resource allocation decisions and assesses performance based on financial information presented on an aggregate basis. The Company does not operate separate lines of business with respect to any of its products and does not prepare discrete financial information to allocate resources to separate products or by location. Accordingly, the Company views its business as one reportable operating segment.
Recent Accounting Pronouncements — Adopted
In February 2016, the FASB issued ASU 2016-02, “Leases” Topic 842, which amends the guidance in former ASC Topic 840, Leases. The new standard increases transparency and comparability most significantly by requiring the recognition by lessees of right-of-use (“ROU”) assets and lease liabilities on the balance sheet for all leases longer than 12 months. Under the standard, disclosures are required to meet the objective of enabling users of financial statements to assess the amount, timing, and uncertainty of cash flows arising from leases. For lessees, leases will be classified as finance or operating, with classification affecting the pattern and classification of expense recognition in the income statement.
The Company adopted the new lease guidance effective January 1, 2021 using the modified retrospective transition approach , applying the new standard to all of its leases existing at the date of initial application which is the effective date of adoption. Consequently, financial information will not be updated and the disclosures required under the new standard will not be provided for dates and periods before January 1, 2021. The Company elected the package of practical expedients which permits to not reassess (1) whether any expired or existing contracts are or contain leases, (2) the lease classification for any expired or existing leases, and (3) any initial direct costs for any existing leases as of the effective date. The Company did not elect the hindsight practical expedient which permits entities to use hindsight in determining the lease term and assessing impairment. The adoption of the lease standard did not change the Company’s previously reported consolidated statements of operations and did not result in a cumulative catch-up adjustment to opening equity. The adoption of the new guidance resulted in the recognition of ROU assets of $6,298 and lease liabilities of $6,875. The difference between the ROU assets and the lease liabilities is primarily due to unamortized lease incentive and deferred rent related to the Company’s operating leases at December 31, 2020.
The interest rate implicit in lease contracts is typically not readily determinable. As such, the Company utilized its incremental borrowing rate (“IBR”), which is the rate incurred to borrow on a collateralized basis over a similar term an amount equal to the lease payments in a similar economic environment. In calculating the present value of the lease payments, the Company elected to utilize its incremental borrowing rate based on the remaining lease terms as of the January 1, 2021 adoption date. The Company utilized a synthetic credit rating model including fundamental analysis per S&P Global Market

COMPOSECURE HOLDINGS, L.L.C.
Notes to Condensed Consolidated Financial Statements — Unaudited
($ in thousands)

Intelligence. The Company then utilized the Bloomberg BVAL Pricing Source to determine the option-adjusted spread and added the United States Treasury Constant Maturity for the applicable terms to determine the term structure of the IBR. Based on these calculations, the Company determined applicable discount rates for various points along the yield curve as of January 1, 2021. As a reasonableness check for the yield curve, the Company considered its revolving credit agreement amendment on November 5, 2020, which extended the term of the agreement through November 5, 2023. The base interest rate on the loan was calculated as LIBOR plus 300 bps which approximates 3.14%. This rate was generally consistent with the yield curve derived, thus the Company determined that the yield curve was appropriate for determining the discount rates for its leases. The Company then interpolated the discount rates in the yield curve to determine the discount rate for each of its existing leases at January 1, 2021.
Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. The operating lease ROU asset also includes any lease payments made and excludes lease incentives incurred, if any. The Company’s lease terms may include options to extend the lease when it is reasonably certain that we will exercise that option. Our leases have remaining lease terms of 1 year to 5 years, some of which include options to extend the lease term for up to 3 years.
The Company has elected the practical expedient to combine lease and non-lease components as a single component. The lease expense is recognized over the expected term on a straight-line basis. Operating leases are recognized on the balance sheet as right-of-use assets, current operating lease liabilities and non-current operating lease liabilities.
The new standard also provides practical expedients and certain exemptions for an entity’s ongoing accounting. The Company has elected the short-term lease recognition exemption for all leases that qualify. This means, for those leases where the initial lease term is one year or less or for which the ROU asset at inception is deemed immaterial, the Company will not recognize ROU assets or lease liabilities. Those leases are expensed on a straight line basis over the term of the lease.
Operating Leases
The Company leases certain office space and manufacturing space under arrangements currently classified as leases under ASC 842. The Company recognizes lease expense for these leases on a straight-line basis over the lease term. Most leases include one or more options to renew, with renewal options ranging from 1 to 5 years. The exercise of lease renewal options is at the Company’s sole discretion.
Effective April l , 2012, the Company entered into a 10-year lease for its office and manufacturing facilities in Somerset, New Jersey terminating in 2022. The lease contains escalating rental payments, exclusive of required payments for increases in real estate taxes and operating costs over base period amounts. The agreement provides for a five year renewal option. The lease provides for monthly payments of rent during the lease term. These payments consist of base rent, and additional rent covering customary items such as charges for utilities, taxes, operating expenses, and other facility fees and charges. The base rent is currently approximately $315 per year, which reflects an annual 3% escalation factor. The Company exercised its renewal option in December 2020.
Effective August 1, 2014, the Company entered into a 4-year lease for additional office and manufacturing space in Somerset, New Jersey terminating in July 31, 2018. The lease contains escalating rental payments.
The Company has the option to extend the term for two periods of two years each. The Company has exercised both renewal options with last one exercised in 2020. The base rent is currently approximately $89 per year, which reflects an annual 3% escalation factor.

COMPOSECURE HOLDINGS, L.L.C.
Notes to Condensed Consolidated Financial Statements — Unaudited
($ in thousands)

Effective June 16, 2016, the Company entered into a 10-year lease for a new facility. The lease contains escalating rental payments and terminates on September 30, 2026. The agreement also provides for a renewal option at a fixed rate. The base rent is currently approximately $801 per year, which reflects an annual 3% escalation factor.
The Company’s leases have remaining lease terms of 1 to 5 years. The Company does not include any renewal options in lease terms when calculating lease liabilities as the Company is not reasonably certain that it will exercise these options. Two of our leases include the early termination option in the lease term, however, it was not included in the lease terms when calculating the lease liability since the Company determined that it is reasonably certain it will not terminate the leases prior to the termination date.
The weighted-average remaining lease term for the Company’s operating leases was 5 years at September 30, 2021. The weighted-average discount rate was 3.73% at September 30, 2021.
ROU assets and lease liabilities related to our operating leases are as follows:
	Balance Sheet Classification	September 30, 2021
Right-of-use assets	Right of use assets	$5,511
Current lease liabilities	Current portion of lease liabilities	1,105
Non-current lease liabilities	Non-current portion of lease liabilities	4,995
The Company has lease agreements that contain both lease and non-lease components. The Company accounts for lease components together with non-lease components (e.g., common-area maintenance). The components of lease costs were as follows:
Nine-month period ended September 30, 2021
Operating lease cost	$979
Variable lease cost	322
Total lease cost	$1,301
Future minimum commitments under all non-cancelable operating leases are as follows:
2021 (excluding the nine months ended September 30, 2021)	$319
2022	1,294
2023	1,298
2024	1,263
2025	1,302
2026	1,096
Later years	97
Total lease payments	6,668
Less: Imputed interest	569
Present value of lease liabilities	$6,100
Supplemental cash flow information and non-cash activity related to our operating leases are as follows:

COMPOSECURE HOLDINGS, L.L.C.
Notes to Condensed Consolidated Financial Statements — Unaudited
($ in thousands)

Nine-month period ended September 30, 2021
Operating cash flow information:
Cash paid for amounts included in the measurement of lease liabilities	$954
Non-cash activity:
Right-of-use assets obtained in exchange for lease obligations	$—
Recent Accounting Pronouncements — Not Yet Adopted
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (“ASU 2020-04”). ASU 2020-04 provides optional guidance for a limited period of time to ease potential accounting impact associated with transitioning away from reference rates that are expected to be discontinued, such as the London Interbank Offered Rate (“LIBOR”). The amendments in this ASU apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued. The amendments in ASU 2020-04 can be adopted as of March 12, 2020 and are effective through December 31, 2022. However, it cannot be applied to contract modifications that occur after December 31, 2022. The London Interbank Offered Rate (LIBOR) is expected to be phased out at the end 2021. We do not currently have any contracts that have been changed to a new reference rate, but we will continue to evaluate our contracts and the effects of this standard on our consolidated financial statements prior to adoption.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). This ASU provides guidance for recognizing credit losses on financial instruments based on an estimate of current expected credit losses model. This new standard amends the current guidance on the impairment of financial instruments and adds an impairment model known as current expected credit loss (CECL) model that is based on expected losses rather than incurred losses. Under the new guidance, an entity will recognize as an allowance its estimate of expected credit losses. The FASB subsequently issued ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments — Credit Losses, Topic 815, derivatives and Hedging, and Topic 825, Financial Instruments and ASU 2019-11, Codification Improvements to Topic 326, Financial Instruments — Credit Losses to clarify and address certain items related to the amendments in ASU 2016-13. ASC 2016-13 is effective for fiscal years beginning after December 15, 2022, including interim reporting periods within those fiscal years with early adoption permitted. The Company does not anticipate a significant impact on its consolidated financial statements based on its historical trend of bad debt expense relating to trade accounts receivable.
3.
INVENTORIES

The major classes of inventories were as follows:
	September 30, 2021	December 31, 2020
Raw materials	$27,293	$27,094
Work in process	1,457	1,055
Finished goods	352	3,999
Inventory reserve	(2,613)	(1,950)
	$26,489	$30,197
The Company reviews inventory for slow moving or obsolete amounts based on expected product sales volume and provides reserves against the carrying amount of inventory as appropriate.

COMPOSECURE HOLDINGS, L.L.C.
Notes to Condensed Consolidated Financial Statements — Unaudited
($ in thousands)

4.
PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:
	Useful Life	September 30, 2021	December 31, 2020
Machinery and equipment	5 – 10 years	$59,199	$57,360
Furniture and fixtures	3 – 5 years	955	955
Computer equipment	3 – 5 years	925	908
Leasehold improvements	Shorter of lease term or estimated useful life	11,075	10,875
Vehicles	5 years	264	264
Software	1 – 3 years	1,506	1,186
Construction in progress		2,043	519
Total		75,966	72,066
Less: Accumulated depreciation		52,019	44,207
		$23,947	$27,859
Depreciation expense on property and equipment was $7,812 and $7,332 for the nine months ended September 30, 2021 and 2020, respectively.
5.
DEBT

On July 26, 2016, the Company entered into a $120,000 credit facility with JP Morgan Chase (“JPMC”) acting as the lending agent (“2016 Credit Facility”). The 2016 Credit Facility provided a revolving loan (“Revolver”) with a maximum aggregate amount of $40,000, and an $80,000 term loan (“Term Loan”).
In July of 2019, the Company amended its 2016 Credit Facility with JPMC, increasing the maximum aggregate amount available under the revolver to $60,000 and the amount of the term loan to $140,000. In addition, the maturity date of both the revolver and term loan was amended to July 2, 2022. This amendment was accounted for as a modification and approximately $1,065 of additional costs incurred in connection with the modification were capitalized as debt issuance costs. In connection with the amendment, the prior outstanding balance of $64,000 along with $100 of interest was paid-off.
In November of 2020, the Company entered into a new agreement with JPMC to refinance its July 2019 credit facility, increasing the maximum aggregate amount available under the term loan to $240,000 bringing total credit facility to $300,000. In addition, the maturity date of both the revolver and term loan was amended to November 5, 2023. This amendment was accounted for as a modification and approximately $3,200 of additional costs incurred in connection with the modification were capitalized as debt issuance costs. In connection with the amendment, the prior outstanding balance were paid-off. Further, one of the lenders in the original agreement did not participate in the amended debt agreement. As such, the balance related to that lender was written off by the Company.
Interest on the Revolver and Term Loan are based the outstanding principal amount during the interest period multiplied by the fluctuating bank prime rate plus the applicable margin of 2.00% or for portions of the debt converted to Euro Loans the quoted LIBOR rate plus the applicable margin of 3.00%. At September 30, 2021 and 2020, the effective interest rate on the Revolver and Term Loan was 4.36% and 2.75% per annum, respectively. Interest is payable monthly in arrears or upon maturity of the Euro loans that can run 30, 90, 120, 180 day time periods. The Company must pay quarterly an annual commitment fee of 0.40% on the unused portion of the $60 million Revolver commitment.

COMPOSECURE HOLDINGS, L.L.C.
Notes to Condensed Consolidated Financial Statements — Unaudited
($ in thousands)

The credit facility is secured by substantially all of the assets of the Company. The Company recognized $8,830 and $3,770 of interest expense related to the Revolver and the Term Loan for the periods ended September 30, 2021 and 2020, respectively.
The terms of the credit facilities contain certain financial covenants including a minimum interest coverage ratio, a maximum total debt to EBITDA ratio and a minimum fixed charge coverage ratio. At September 30, 2021 and December 31, 2020, the Company was in compliance with all financial covenants.
As of September 30, 2021 and December 31, 2020, there was $15,000 and $20,000 balance on the Revolver.
The balances payable under all borrowing facilities are as follows:
	September 30, 2021	December 31, 2020
Total debt	$222,000	$240,000
Less: current portion of term loan (scheduled payments)	24,000	24,000
Less: net deferred financing costs	2,946	4,113
Total long-term debt	$195,054	$211,887
The maturity of the Term Loan is as follows:
Remainder of 2021	$6,000
2022	24,000
2023	192,000
Total debt	$222,000
CompoSecure is exposed to interest rate risk on variable interest rate debt obligations. To manage interest rate risk, CompoSecure entered into an interest rate swap agreement on November 5, 2020 to hedge forecasted interest rate payments on its variable rate debt. At September 30, 2021, the Company’s interest rate swap contract outstanding had a notional amount of $100,000 maturing in November 2023. The
Company has designated the interest rate swap as a cash flow hedge for accounting purposes utilizing the hypothetical derivative method. The Company has determined the fair value of the interest rate swap to be zero at the inception of the agreement. The Company has determined the fair value of the interest rate swap to be immaterial at each reporting period and therefore, in the consolidated statements of operations, the Company reflects only the realized gains and losses of the actual monthly settlement activity of the interest rate swap. The Company does not reflect the unrealized changes in fair value of the interest rate swap at each reporting period, and similarly a derivative asset or liability is not recognized at each reporting period in the Company’s financial statements.
6.
MEMBERS’ EQUITY

On June 11, 2020, the Company implemented the holding company reorganization, which resulted in CompoSecure Holdings, L.L.C. owning all of the issued and outstanding units of Composecure L.L.C.. Consequently, CompoSecure, L.L.C. became a direct, wholly owned subsidiary of CompoSecure Holdings, L.L.C.. Each unit of each class of CompoSecure, L.L.C. units issued and outstanding immediately prior to the legal reorganization automatically converted into an equivalent corresponding units of CompoSecure Holdings, L.L.C., and CompoSecure Holdings, L.L.C. unit

COMPOSECURE HOLDINGS, L.L.C.
Notes to Condensed Consolidated Financial Statements — Unaudited
($ in thousands)

holders immediately prior to the consummation of the legal reorganization became unit holders of CompoSecure Holdings, L.L.C..
Effective May 11, 2015, pursuant to the terms of the Class B Unit Purchase Agreement and related agreements, Class A Unit holders (“Sellers”) created a new class of units, Class B units, and issued 66,000 units of such Class B to a group of investors led by LLR Equity Partners IV, L.P. with 55.2% of the Class B units.
As a result of the May 11, 2015 recapitalization transaction, the Class B unit holders (“Purchasers”), collectively, became the majority owner of the Company holding an aggregate of 66,000 Class B units, representing 60% of the Company’s total issued and outstanding units. The Sellers, collectively, retained an aggregate of 44,000 Class A units, representing 40% of the Company’s total issued and outstanding units. The Company additionally set aside up to 12,222 of its Class C membership units for use as compensatory options. Refer to Note 7 for additional details regarding Class C units.
Several of the Company’s employment agreements obligate the Company to make bonus payments to certain employees that were considered compensation although calculated based on a percent of the actual earn-out paid to the Sellers.
Each holder of Class A and Class B units is entitled to one vote for each unit held. The holders of units are entitled to cash distributions, subject to certain restrictions in the debt agreement, in an amount that allows them to pay their current tax obligations that arise out of income being allocated to them due to the limited liability company pass-through company tax structure and, with respect to Class B Units, for payment of the earn-out obligation to the Sellers.
Holders of Class C Profit Interests units have no voting rights except as required by law.
7.
EQUITY COMPENSATION

Equity Incentive Plan
In connection with the reorganization transaction on June 11, 2020 (see Note 6), all options to purchase Class C Units of the CompoSecure, L.L.C. will automatically be converted into options to purchase Class C Units of CompoSecure Holdings, L.L.C., and the CompoSecure, L.L.C. Amended and Restated Equity Incentive Plan will be assumed by CompoSecure Holdings, L.L.C. and be deemed to be the Equity Incentive Plan (the “Plan”) of CompoSecure Holdings, L.L.C..
In connection with the May 2015 recapitalization transaction (see Note 6), the Company adopted the Plan, an incentive plan that provides for granting of options, Class C unit appreciation rights, restricted Class C units, unrestricted Class C unit awards and other equity awards. The number of Class C units that may be issued with respect to awards granted under the Plan shall not exceed an aggregate of 12,222 units. The exercise price of unit options granted under the Plan is equal to the fair market value of the Company’s members’ equity at the date of grant. Time-vested options vest and become exercisable incrementally over a 5-year and a 4-year period, depending on the type of grant. The time-vested options also provide for accelerating vesting if there is a change in control as described in the Plan agreement. The time-vested options expire on the 10th anniversary of the grant date.
The calculated value of each option award is estimated at the date of grant using the Black-Scholes option valuation model. The expected term assumption reflects the period for which the Company believes the option will remain outstanding. This assumption is based upon the historical and expected behavior of the Company’s employees and may vary based upon the behavior of different groups of employees.
The Company has elected to use the calculated value method to account for the options it has issued. A nonpublic entity that is unable to estimate the expected volatility of the price of its underlying share

COMPOSECURE HOLDINGS, L.L.C.
Notes to Condensed Consolidated Financial Statements — Unaudited
($ in thousands)

may measure awards based on a “calculated value,” which substitutes the volatility of an appropriate index for the volatility of the entity’s own share price. Currently, there is no active market for the Company’s common shares. To determine volatility, the Company used the historical closing values of comparable publicly held entities to estimate volatility. The risk-free rate reflects the U.S. Treasury yield curve for a similar expected life instrument in effect at the time of the grant.
There were no time-vested options granted during the nine months ended September 30, 2021.
Activity of time-vested units for the nine months ended September 30, 2021 was as follows:
	Number of Shares	Weighted Average Exercise Price Per Shares	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value (in thousands)
Outstanding at January 1, 2021	9,778	$799.80	5.4	$5,547
Granted	—	—
Exercised	—	—
Forfeited	—	—
Outstanding at September 30, 2021	9,778	$799.80	4.6	$5,547
Vested and expected to vest at September 30, 2021	9,778	$799.80	4.6	$5,547
Exercisable at September 30, 2021	8,977	$563.26	4.3	$5,547
The Company recognized approximately $1,124 and $1,473 of compensation expense for the time-vested options in selling, general and administrative expenses in the accompanying condensed consolidated statements of operations in the nine months ended September 30, 2021 and 2020, respectively.
Unrecognized compensation expense for the time-vested options of approximately $1,742 is expected to be recognized during the next 3 years.
Profits Interest
On May 11, 2017, the members of the Company executed a Limited Liability Company Agreement for an entity formed in 2016 titled CompoSecure Employee L.L.C.. The purpose of the entity is to hold operating incentive units. In May 2017, the Company granted 2,444 incentive units with a profits interest hurdle of $232,232. No interests were granted during the period ended September 30, 2021.
The Company recognized approximately $164 and $317 of compensation expense for the incentive units in general and administrative expenses in the accompanying condensed consolidated statements of operations for the nine months ended September 30, 2021 and 2020, respectively.
Unrecognized compensation expense for the incentive units of approximately $68 is expected to be recognized during the next one year.
8.
RETIREMENT PLANS

Defined Contribution Plan
The Company has a 401(k) profit sharing plan for all full-time employees who have attained the age of 21 and completed 90 days of service. The Company matches 100% of the first 1% and then 50% of the next 5% of employee contributions. Retirement plan expense for the nine months ended September 30, 2021 and 2020 was approximately $786 and $778, respectively.

COMPOSECURE HOLDINGS, L.L.C.
Notes to Condensed Consolidated Financial Statements — Unaudited
($ in thousands)

Deferred Compensation Plan
The Company has a self-administered deferred compensation plan that accrues a liability for the benefit of certain employees equal to 0.25% of the year-over-year change in Earnings Before Interest Depreciation “EBITDA” that began in 2014. The Company made an initial contribution of $150 with an additional contribution of $0 and $176 for the nine months ended September 30, 2021 and 2020, respectively. The total liability was $242 and $1,534 at September 30, 2021 and December 31, 2020, respectively and is recorded in other liabilities on the balance sheet. Contributions to the Plan vest over a seven year period according to the following vesting schedule: Year 1 — 0.0%, Year 2 — 5.0%, Year 3 — 15.0%, Year 4 — 20.0%, Year 5 — 30.0%, Year 6 — 50.0%, Year 7 — 100%. Since plan inception $1,328 has vested and $1,291 was paid during the period ended September 30, 2021.
9.
GEOGRAPHIC INFORMATION AND CONCENTRATIONS

The Company headquarters and substantially all of its operations, including its long-lived assets, are located in the United States. Geographical revenue information based on the location of the customer was as follows:
	Nine months ended September 30,
	2021	2020
Net sales by region:
Domestic	$154,454	$169,856
International	38,194	37,017
Total	$192,648	$206,873
The Company’s principal direct customers as of September 30, 2021 consisted primarily of leading international, foreign and domestic banks and other credit card issuers primarily within the U.S., Europe, Asia, Latin America, Canada, and the Middle East. The Company periodically assesses the financial strength of these customers and establishes allowances for anticipated losses, if necessary.
Two customers individually accounted for more than 10% of the Company’s revenue or 70% of total revenue in the nine months ended September 30, 2021. Three customers individually accounted for more than 10% of the Company’s revenue or 83% of total revenue in the nine months ended September 30, 2020. Four customers individually accounted for more than 10% of the Company’s accounts receivable or approximately 80% and two customers individually accounted for more than 10% or 61% of total accounts receivable as of September 30, 2021 and December 31, 2020, respectively.
The Company primarily relied on three vendors that individually accounted for more than 10% of purchases of supplies for the nine months ended September 30, 2021. Purchases of supplies from these vendors totaled approximately 32% of total purchases for the nine months ended September 30, 2021. The Company primarily relied on three vendors that individually accounted for more than 7% of purchases of supplies for the nine months ended September 30, 2020 or approximately 32% of total purchases for the nine months ended September 30, 2020.
10.
COMMITMENTS AND CONTINGENCIES

Operating Leases
The Company leases certain office space and manufacturing space under arrangements currently classified as leases under ASC 842. See Note 2 for future minimum commitments under all non-cancelable operating leases.

COMPOSECURE HOLDINGS, L.L.C.
Notes to Condensed Consolidated Financial Statements — Unaudited
($ in thousands)

Litigation
The Company may be, from time to time, party to various disputes and claims arising from normal business activities. The Company accrues for amounts related to legal matters if it is probable that a liability has been incurred and the amount is reasonably estimable. while the outcome of existing disputes and claims is uncertain, the Company does not expect that the resolution of existing disputes and claims would have a material adverse effect on its consolidated financial position or liquidity or the Company’s consolidated results of operations. Litigation expenses are expensed as incurred. During March 2021, the Company received from a third party a notice of dispute with respect to whether commissions are due and owing on product sales to certain of the Company’s customers which, if successful, could require payments ranging from $4,000 to $10,000, plus costs and expenses, together with additional commission payments on future sales, if any, to such customers. The Company does not believe these commissions are owed, and the parties have commenced arbitration proceedings to resolve this dispute. The Company has not accrued any amount as a component of accrued expense related to the dispute as of September 30, 2021.
11.
SUBSEQUENT EVENTS

The Company completed an evaluation of the impact of any subsequent events through the date the consolidated financial statements were available to issued and determined no required disclosure in the consolidated financial statements.

Annex A
AGREEMENT AND PLAN OF MERGER
by and among
ROMAN DBDR TECH ACQUISITION CORP.,
ROMAN PARENT MERGER SUB, LLC,
COMPOSECURE HOLDINGS, L.L.C.
and
LLR EQUITY PARTNERS IV, L.P.
April 19, 2021

Annexes
Annex A	Form of Registration Rights Agreement
Annex B	Form of Tax Receivable Agreement
Annex C	Form of Stockholders Agreement
Annex D	Voting Agreement
Annex E-1	Form of Parent Equity Compensation Plan
Annex E-2	Form of Parent Employee Stock Purchase Plan
Annex F	Form of Exchange Agreement
Annex G	Expense Cap and Waiver Agreement
Annex H-1	Common Subscription Agreement
Annex H-2	Exchangeable Subscription Agreement
Annex I	Form of Certificate of Merger
Annex J	Form of CompoSecure Holdings, L.L.C. Second Amended and Restated Limited Liability Company Agreement
Annex K	Form of Parent Second Amended and Restated Certificate of Incorporation
Annex L	Form of Parent Amended and Restated Bylaws
Annex M	Form of Letter of Transmittal
Schedules
Schedule 1.1(a)	Specified Stockholders
Schedule 1.1(b)	Supporting Holders
Schedule 1.1(c)	Company Knowledge Parties
Schedule 1.1(d)	Parent Knowledge Parties
Schedule 2.6	Merger Consideration Schedule
Schedule 6.2	Conduct of the Business by the Company Entities
Schedule 6.14	Parent D&O Resignations
Schedule 6.19	Conduct of Business by Parent
Schedule 6.24	Key Employees
Schedule 7.2(g)	Certain Consents

AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger (this “Agreement”) is dated as of April 19, 2021, among Roman DBDR Tech Acquisition Corp., a Delaware corporation (“Parent”), Roman Parent Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Parent (“Merger Sub”), CompoSecure Holdings, L.L.C., a Delaware limited liability company (the “Company”), and LLR Equity Partners IV, L.P., a Delaware limited partnership (the “Member Representative”).
WHEREAS, the Company is engaged in the design, manufacture and sale of premium credit cards and other proprietary products in the financial card services industry and is an emergent provider of cryptocurrency and digital asset storage and security solutions;
WHEREAS, the parties intend to effect the merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity following such merger (the “Merger”);
WHEREAS, the respective boards of directors or managers, as applicable, of Parent, Merger Sub and the Company have approved and adopted the form, terms, execution and delivery of this Agreement, the Merger and the consummation of the transactions contemplated hereby, upon the terms of and subject to the conditions set forth herein;
WHEREAS, the board of directors of Parent has (i) determined that this Agreement and the transactions contemplated hereby (including the Merger) are advisable, fair to, and in the best interests of, Parent and its stockholders, (ii) resolved to submit this Agreement and the transactions contemplated hereby (including the issuance of Class B Parent Common Stock as Merger Consideration and the Parent Second Amended and Restated Certificate of Incorporation) to the stockholders of Parent for their approval and adoption and (iii) resolved to recommend approval of this Agreement and the transactions contemplated hereby (including the issuance of Class B Parent Common Stock as Merger Consideration and the adoption of the Parent Second Amended and Restated Certificate of Incorporation) by the stockholders of Parent;
WHEREAS, the board of managers of Merger Sub has unanimously (i) determined that this Agreement and the transactions contemplated hereby (including the Merger) are advisable, fair to, and in the best interests of, Merger Sub and Parent, and (ii) directed that this Agreement be submitted to Parent for its approval and adoption in its capacity as the sole member of Merger Sub;
WHEREAS, the Company Board has unanimously determined that this Agreement and the transactions contemplated hereby (including the Merger) are advisable, fair to, and in the best interests of, the Company and the Holders;
WHEREAS, the Company Board shall seek to obtain, in accordance with the Act, a written consent of the Company’s members approving this Agreement, the Merger and the transactions contemplated hereby in accordance with the Act;
WHEREAS, the following agreements will be entered into at Closing: (a) a Registration Rights Agreement (the “Registration Rights Agreement”) substantially in the form attached hereto as Annex A, (b) a Tax Receivable Agreement (the “Tax Receivable Agreement”), substantially in the form attached hereto as Annex B, (c) a Stockholders Agreement (the “Stockholders Agreement”) substantially in the form attached hereto as Annex C, and (d) an Exchange Agreement (the “Exchange Agreement”) substantially in the form attached hereto as Annex F;
WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, the Company, the Specified Stockholders of Parent listed on Schedule 1.1(a) attached hereto and the Supporting Holders of the Company listed on Schedule 1.1(b) have entered into and delivered the Voting Agreement attached hereto as Annex D;
WHEREAS, as a condition to and inducement to the Company’s willingness to enter into this Agreement, concurrently with the execution and delivery of this Agreement, Parent, certain Specified Stockholders of Parent and certain other Persons have entered into and delivered an Expense Cap and Waiver Agreement (the “Expense Cap and Waiver Agreement”) attached hereto as Annex G; and

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent has obtained commitments in an aggregate amount equal to $175,000,000 from certain investors (the “PIPE Investors”) for a private placement of (i) shares of Class A Parent Common Stock (the “Common PIPE Investment”) pursuant to the terms of the subscription agreement attached hereto as Annex H-1 (the “Common Subscription Agreement”), and (ii) 7.00% exchangeable senior notes (the “Exchangeable Notes”) to be issued by the Company (the “Note PIPE Investment”, together with the Common PIPE Investment, the “PIPE Investment”) pursuant to the terms of the subscription agreement attached hereto as Annex H-2 (the “Note Subscription Agreement”, together with the Common Subscription Agreement, the “Subscription Agreements”).
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:
ARTICLE I.
CERTAIN DEFINITIONS
Section 1.1   Certain Definitions.   As used in this Agreement, the following terms have the respective meanings set forth below.
“Accounting Firm” means a nationally-recognized accounting firm mutually acceptable to each of Parent and the Member Representative.
“Act” means the Limited Liability Company Act of the State of Delaware, as amended from time to time.
“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person; provided, however, that for purposes of this Agreement, Parent and Merger Sub, on the one hand, and the Company and its Subsidiaries, on the other hand, shall not be considered Affiliates of one another. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” means this Agreement and Plan of Merger, as it may be amended, modified or supplemented from time to time.
“Allocation Statement” has the meaning set forth in Section 6.13(b).
“AML Laws” means all anti-money laundering Laws and similar Laws, such as the Money Laundering Control Act of 1986, USA PATRIOT Act, the Bank Secrecy Act, and regulations, rules, guidelines, requirements, limitations and prohibitions of the Financial Crimes Enforcement Network and the U.S. Department of the Treasury and its Office of Foreign Assets Control (“OFAC”), including any sanctions administered by OFAC or the U.S. Department of State.
“Ancillary Agreements” means the Registration Rights Agreement, the Tax Receivable Agreement, the Stockholders Agreement, the Voting Agreement, the Exchange Agreement, the Expense Cap and Waiver Agreement, the Subscription Agreements, and all other agreements, certificates and instruments executed and delivered by Parent, Merger Sub, the Company or Member Representative in connection with the Transactions and specifically contemplated by this Agreement.
“Available Cash” means, as of the Closing, (i) all cash in the Trust Account (net of (a) the Parent Common Stockholder Redemption Amount and (b) the Parent Transaction Expenses) plus (ii) the amount of the PIPE Investment.
“Balance Sheet” has the meaning set forth in Section 4.5.
“Balance Sheet Date” has the meaning set forth in Section 4.5.
“BBA Audit Rules” has the meaning set forth in Section 4.18(q).

“Benefit Plan” means each (i) “employee benefit plan,” as defined in Section 3(3) of ERISA whether or not subject to ERISA and (ii) all other pension, retirement, supplemental retirement, deferred compensation, severance, change in control, employment, excess benefit, profit sharing, bonus, incentive, stock purchase, stock ownership, stock option, stock appreciation right, health, life, disability, group insurance, vacation, holiday and material fringe benefit plan, program, contract, agreement or arrangement (whether written or unwritten) sponsored, maintained, contributed to, required to be contributed to, by a Company Entity or any ERISA Affiliate for the benefit of any current or former employee, manager, officer or independent contractor (or their dependents or beneficiaries) of such Company Entity or any ERISA Affiliate or under which such Company Entity or any ERISA Affiliate has any liability.
“Business” means the business of the Company Entities collectively as of the date hereof, and references to “business of the Company”, “Company’s business” or phrases of similar import shall be deemed to refer to the business of the Company Entities collectively as of the date hereof.
“Business Day” means any day that is not a Saturday or Sunday, or other day on which commercial banks in the City of New York, New York are required or authorized by Law to be closed.
“Calculation Time” means 12:01 a.m. Eastern time on the Closing Date.
“Card Network Rules” means the rules and standards that apply to debit card or credit card network participants and specify the requirements and limitations for participants of a debit card or credit card network system, including the American Express Business and Operational Policies, Visa Core Rules and Visa Product and Service Rules, and MasterCard Rules and MasterCard Transaction Processing Rules.
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act of 2020, as may be amended or modified from time to time, including any rules or regulations promulgated thereunder, any executive order or executive memo (including the Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, dated August 8, 2020) intended to address the consequences of COVID-19, and any analogous or similar provisions under applicable law.
“Cash” means, with respect to the Company Entities, all cash and cash equivalents (including marketable securities, checks and bank deposits, but excluding restricted cash determined in accordance with GAAP).
“Cash Merger Consideration” means (i) Available Cash, minus (ii) the Member Representative Holdback Amount, minus (iii) the Closing Reimbursable Transaction Expenses.
“Cashout Optionholder” has the meaning set forth in Section 2.10(a).
“Cashout Options” means those Options outstanding immediately prior to the Merger Effective Time that are, as of the Merger Effective Time, to be cancelled pursuant to Section 2.10(a) and entitle the holders thereof to receive the Per Unit Option Cash Consideration as set forth on the Merger Consideration Schedule.
“Certificate of Merger” has the meaning set forth in Section 2.2.
“Change of Control” means any transaction or series of related transactions the result of which is (a) the acquisition by any Person or “group” (as defined in the Exchange Act and the rules thereunder) of Persons of direct or indirect beneficial ownership of securities representing 50% or more of the combined voting power of the then-outstanding securities of the Surviving Entity or (b) a merger, consolidation, reorganization or other business combination, however effected, resulting in any Person or “group” (as defined in the Exchange Act and the rules thereunder) acquiring at least 50% of the combined voting power of the then-outstanding shares of Parent Common Stock or the surviving Person outstanding immediately after such combination.
“Claims” has the meaning set forth in Section 9.18.
“Class A Parent Common Stock” means the Class A common stock, par value $0.0001 per share, of Parent.
“Class B Common Stock Merger Consideration” means a number of shares of Class B Parent Common Stock equal to (i) (A) the Equity Value minus (B) the Cash Merger Consideration divided by (ii) $10.00.

“Class B Common Unit Merger Consideration” means a number of Class B Common Units of the Company equal to (A) (i) the Equity Value minus (ii) the Cash Merger Consideration divided by (B) $10.00. For the avoidance of doubt, the aggregate number of Class B Parent Common Stock issued as Class B Common Stock Merger Consideration shall equal the aggregate number of Class B Common Units issued as Class B Common Unit Merger Consideration.
“Class B Parent Common Stock” means the Class B common stock, par value $0.0001 per share, of Parent.
“Closing” has the meaning set forth in Section 3.1.
“Closing Cash” means Cash of the Company as of the Calculation Time.
“Closing Date” has the meaning set forth in Section 3.1.
“Closing Net Indebtedness” means the outstanding Company Net Indebtedness as of the Calculation Time.
“Closing Reimbursable Transaction Expenses” means the sum of all Reimbursable Transaction Expenses as of the Calculation Time that have not been otherwise satisfied or paid.
“Code” means the Internal Revenue Code of 1986, as amended.
“Common PIPE Investment” has the meaning set forth in the recitals.
“Common Subscription Agreement” has the meaning set forth in the recitals.
“Company Acquisition Proposal” has the meaning set forth in Section 6.11(a)(ii).
“Company Board” means the board of managers of the Company.
“Company Board Recommendation” has the meaning set forth in Section 4.2(b).
“Company Debt Financing” means the debt financing provided for pursuant to that certain Second Amended and Restated Credit Agreement, dated as of November 3, 2020, by and among the Company, OpCo, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, or one or a series of debt financings which may serve to replace such arrangement after the date hereof and on or prior to the Merger Effective Time.
“Company Disclosure Schedules” means the confidential Company Disclosure Schedules delivered by the Company in connection with, and constituting a part of, this Agreement.
“Company Entities” means, collectively, the Company and its Subsidiary.
“Company Fundamental Representations” means the representations and warranties set forth in Section 4.1 (Organization and Qualification; Subsidiaries), Section 4.2 (Authority; Board Approval), Section 4.4 (Capitalization), and Section 4.22 (Brokers).
“Company Group Employee” has the meaning set forth in Section 6.24(b).
“Company Indemnified Persons” has the meaning set forth in Section 6.7(a).
“Company Intellectual Property” means all Intellectual Property that is owned, used or held for use by any Company Entity.
“Company IP Agreements” means any Contract granting to a Company Entity any license or other right in, any right to use or otherwise practice or exploit, or any covenant not to sue for infringement or misappropriation of, any Intellectual Property (“Inbound License Agreement”) and any Contract under which a Company Entity grants any license or other right in, any right to use or otherwise practice or exploit, or any covenant not to sue for infringement or misappropriation of, any Intellectual Property (“Outbound License Agreement”).

“Company IP Registrations” means all Company Owned Intellectual Property that is subject to any issuance registration, application or other filing by, to or with any Governmental Authority in any jurisdiction, including registered Marks, Copyrights, issued and reissued Patents and pending applications for any of the foregoing.
“Company’s Knowledge” means the actual knowledge of the individuals set forth in Schedule 1.1(c), assuming due inquiry and investigation of his or her direct reports.
“Company Member Vote” has the meaning set forth in Section 4.2(a).
“Company Net Indebtedness” means, with respect to all Company Entities in the aggregate, Indebtedness minus Cash, but excluding from Indebtedness up to $300,000 in letters of credit.
“Company Organizational Documents” has the meaning set forth in Section 4.3.
“Company Owned Intellectual Property” means all Intellectual Property that is owned by any Company Entity.
“Company Product” means each product (including Software and databases) or service developed, under development, made, marketed, distributed, imported, licensed or sold by or on behalf of the Company, at any time since its inception.
“Company Transaction Expenses” means all reasonable costs, fees, expenses, commissions or other amounts, incurred, paid or otherwise payable to third parties by or on behalf of the Company Entities on or before Closing (whether or not billed or accrued for) in connection with the review, negotiation, execution, performance and consummation of this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby, including the cost of the D&O Tail Policy, the fees and expenses of legal counsel, accountants, bankers and other representatives and consultants and due diligence costs, fees and expenses.
“Confidentiality Agreement” has the meaning set forth in Section 6.1(a).
“Contingent Workers” has the meaning set forth in Section 4.19(b).
“Contract” means, with respect to any Person, any agreement, indenture, debt instrument, contract, guarantee, loan, note, mortgage, license, lease, purchase order, delivery order, commitment or other arrangement, understanding or undertaking, whether written or oral, including all amendments, modifications and options thereunder or relating thereto, to which such Person is a party, by which it is bound, or to which any of its assets or properties is subject.
“Converted Option” has the meaning set forth in Section 2.10(b).
“Converted Optionholder” has the meaning set forth in Section 2.10(b).
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associated epidemics, pandemic or disease outbreaks.
“Current LLC Agreement” has the meaning set forth in Section 2.6(a)(i).
“D&O Tail Policy” has the meaning set forth in Section 6.7(b).
“Deferred Underwriting Fees” means the amount of deferred underwriting fees in connection with Parent’s initial public offering payable to the underwriters upon consummation of a business combination.
“DGCL” means the Delaware General Corporation Law, as amended.
“Earnout Consideration” means the Phase 1 Earnout Consideration and Phase 2 Earnout Consideration.
“Earnout Recipients” means all Persons entitled to receive Earnout Consideration, as set forth on the Merger Consideration Schedule.
“Employment Agreements” has the meaning set forth in Section 6.24(e).

“Encumbrances” means any charge, community property interest, pledge, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal or any other adverse restriction of any kind, including any adverse restriction on use of property or assets or exercise of any other attribute of ownership; provided, however, that any restrictions pursuant to applicable securities law shall not be considered Encumbrances.
“Environmental Laws” mean any Laws relating to the protection of the environment, natural resources, pollution, or the treatment, storage, recycling, transportation, disposal, arrangement for treatment, storage, recycling, transportation, or disposal, handling or Release of or exposure to any Hazardous Substances (and including worker health or safety Laws as they relate to occupational exposure to Hazardous Substances).
“Environmental Permits” means any Permits required by applicable Environmental Laws.
“Equity Award Exchange Ratio” means, with respect to each Converted Option, the quotient obtained by dividing (a) the Per Unit Option Equity Consideration (assuming that each share of Class B Parent Common Stock Merger Consideration is valued at $10.00 per share and each Class B Common Unit of the Company is ascribed no value), by (b) Ten Dollars ($10.00).
“Equity Compensation Plan” means the Company’s Amended and Restated Equity Compensation Plan.
“Equity Merger Consideration” means the Class B Common Stock Merger Consideration and the Class B Common Unit Merger Consideration.
“Equity Value” means (i) $852,991,200, plus (ii) the amount of Reimbursable Transaction Expenses paid by the Company Entities prior to Closing, minus, (iii) the Overage Amount.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means any entity that is considered a single employer with any Company Entity under Section 414(b), (c), (m) or (o) of the Code.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exchange Agreement” has the meaning set forth in the recitals.
“Exchangeable Note” has the meaning set forth in the recitals.
“Expense Cap and Waiver Agreement” has the meaning set forth in the recitals.
“Financial Statements” has the meaning set forth in Section 4.5.
“Firm” has the meaning set forth in Section 9.15.
“Fraud” means a claim for Delaware common law fraud with a specific intent to deceive brought against a party hereto based on a representation of such party contained in this Agreement. For the avoidance of doubt, “Fraud” does not include any claim for equitable fraud, promissory fraud, unfair dealings fraud, or any torts based on negligence or recklessness.
“GAAP” means generally accepted accounting principles as in effect in the United States.
“General Enforceability Exceptions” has the meaning set forth in Section 4.13.
“Governmental Authority” means any national, federal, state, provincial, county, municipal or local government, foreign or domestic, or the government of any political subdivision of any of the foregoing, or any entity, authority, agency, ministry or other similar body exercising executive, legislative, judicial (including any court or arbitrator (public or private)), regulatory or administrative authority or functions of or pertaining to government, including any authority or other quasi-governmental entity established to perform any of such functions.
“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Hazardous Substances” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or manmade, that is hazardous, acutely hazardous, toxic, a pollutant, a contaminant or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, heavy metals, urea formaldehyde foam insulation, per- or polyfluoroalkyl substances, and polychlorinated biphenyls.
“Holder” means any Person holding Units in the Company prior to the Merger Effective Time.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act on 1976, as amended.
“Indebtedness” means, without duplication and with respect to the Company Entities, the outstanding principal amount of, accrued and unpaid interest on, fees and expenses arising under or in respect of (a) indebtedness for borrowed money; (b) obligations for the deferred purchase price of property or services; (c) long or short-term obligations evidenced by notes, bonds, debentures, other debt securities, or other similar instruments; (d) obligations under any derivative, interest rate, currency swap, foreign exchange or other hedging agreement or arrangement; (e) capital lease obligations in accordance with GAAP; (f) reimbursement and other obligations under any letter of credit, bank guarantees, banker’s acceptance or similar credit transactions (in each case to the extent drawn); (g) guarantees made by any Company Entity on behalf of any third party in respect of obligations of the kind referred to in the foregoing clauses (a) through (f); and (h) any unpaid interest, prepayment penalties, premiums, costs and fees that would arise or become due as a result of the prepayment of any of the obligations referred to in the foregoing clauses (a) through (g); provided, that Indebtedness shall not include accounts payable to trade creditors or any amounts with respect to Reimbursable Transaction Expenses.
“Indemnified Persons” has the meaning set forth in Section 6.7(a).
“Insurance Policies” has the meaning set forth in Section 4.20.
“Intellectual Property” means all of the following intellectual property rights, pursuant to the Laws of any jurisdiction throughout the world: (a) trademarks, service marks, trade names, brand names, logos, trade dress, design rights and other similar designations of source, sponsorship, association or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications and renewals for, any of the foregoing (collectively, “Marks”); (b) copyrightable works of authorship, expressions, designs and design registrations, including copyrights, author, performer and moral rights, and all registrations, applications for registration and renewals of such copyrights (collectively, “Copyrights”); (c) inventions, discoveries, trade secrets and know-how, database rights, confidential and proprietary information and all rights therein; (d) patents (including all reissues, divisionals, provisionals, continuations and continuations-in-part, re-examinations, renewals, substitutions and extensions thereof), patent applications, and other patent rights and any other Governmental Authority-issued indicia of invention ownership (including inventor’s certificates, petty patents and patent utility models) (collectively, “Patents”); (e) rights in or to Software or other technology; and (f) any other intellectual or proprietary rights protectable, arising under or associated with any of the foregoing, including those protected by any Law anywhere in the world.
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“JOBS Act” means the U.S. Jumpstart Our Business Startups Act of 2012, as amended.
“Key Employees” has the meaning set forth in Section 6.24.
“Law” means any law, statute, directive, ordinance, regulation, rule, writ, judgment, Order, decree or other requirement of any Governmental Authority.
“Leased Real Property” means all of the right, title and interest of the Company Entities under all leases, subleases, licenses, concessions and other agreements, pursuant to which any Company Entity holds a leasehold or sub-leasehold estate in, or is granted the right to use or occupy, any land, buildings, improvements, fixtures or other interest in real property.

“Legal Proceeding” means any claim, action, cause of action, demand, lawsuit, arbitration, notice of violation, proceeding, litigation, citation, summons, or criminal, administrative, civil or governmental audit, subpoena, or investigation.
“Letter of Transmittal” has the meaning set forth in Section 2.7(b).
“Liabilities” has the meaning set forth in Section 4.6.
“Material Adverse Effect” means any event, occurrence, fact, condition or change that (a) has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, results of operations, financial condition or assets of the Company Entities or (b) does or would reasonably be expected to, individually or in the aggregate, prevent the ability of the Company to consummate the Merger; provided, however, “Material Adverse Effect” shall not include, either alone or in combination, any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions or conditions generally affecting the capital, credit or financial markets; (ii) conditions generally affecting the industries in which the Company Entities operate; (iii) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (iv) acts of God, including any earthquakes, hurricanes, tornadoes, floods, tsunami, pandemics (including COVID-19) or other natural disasters; (v) any failure of the Company Entities to meet their financial projections, budgets or estimates (provided that the underlying causes of such failures, subject to the other provisions of this definition, shall not be excluded), (vi) any action required or permitted by this Agreement, or any action taken (or not taken) with the written consent of or at the request of Parent or Merger Sub; (vii) any changes in applicable Laws or accounting rules or principles, including GAAP, or any interpretations thereof; or (viii) the announcement or execution of this Agreement, pendency or completion of the Transactions; provided, however, that any effect resulting from a matter described in any of the foregoing clauses (i) through (iv) or (vii) may be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur to the extent such effect has a disproportionate adverse effect on the Company, taken as a whole, relative to other participants operating in the industries or markets in which the Company Entities operate.
“Material Contracts” has the meaning set forth in Section 4.13.
“Member Representative” has the meaning set forth in the preamble.
“Member Representative Holdback Amount” means an amount equal to one hundred fifty thousand dollars ($150,000.00).
“Merger” has the meaning set forth in the Recitals.
“Merger Consideration” means, collectively, the Cash Merger Consideration, the Equity Merger Consideration, the Tax Receivable Amount and the Earnout Consideration.
“Merger Consideration Schedule” has the meaning set forth in Section 2.6(c).
“Merger Effective Time” has the meaning set forth in Section 2.2.
“Merger Sub” has the meaning set forth in the preamble.
“Minimum Cash” means, as of Closing, (i) all cash in the Trust Account (net of the Parent Common Stockholder Redemption Amount), plus (ii) the amount of the PIPE Investment, minus (iii) an aggregate amount of $50,000,000 of Parent Transaction Expenses and Company Transaction Expenses.
“Multiemployer Plan” has the meaning set forth in Section 3(37) of ERISA.
“Note PIPE Investment” has the meaning set forth in the recitals.
“Note Subscription Agreement” has the meaning set forth in the recitals.
“OFAC” has the meaning set forth in this Section 1.1.
“Off-the-Shelf Software” means any Software that is made generally and widely available to the public on a commercial basis and is licensed to any of the Company Entities on a non-exclusive basis under standard terms and conditions for a one-time license fee of less than $100,000 per license or an ongoing licensee fee of less than $50,000 per year.
“OpCo” means CompoSecure, L.L.C., a Delaware limited liability company and a direct wholly owned subsidiary of the Company.
“Open Source Software” means any Software that contains, includes, incorporates, or has instantiated therein, or is derived in any manner (in whole or in part) from, any Software that is distributed as free software, open source software or similar licensing or distribution models, including under any terms or conditions that impose any requirement that any Software using, linked with, incorporating, distributed with or derived from such Open Source Software (a) be made available or distributed in source code form; (b) be licensed for purposes of making derivative works; or (c) be redistributable at no, or a nominal, charge.
“Option” means each option to purchase Units that is outstanding under the Equity Compensation Plan.
“Optionholder” means a holder of Options.
“Ordinary Course” means, with respect to an action taken by any Person, that (a) such action is in the ordinary course of business and consistent with the past practices of such Person or (b) such action is taken in response to a pandemic (including the SARS-CoV-2 virus and COVID-19 disease), provided that such action is commercially reasonable and materially consistent with the actions taken by other companies in such industries in response to such pandemic.
“Other Filings” has the meaning set forth in Section 6.8(a).
“Outside Date” has the meaning set forth in Section 8.1(b)(i).
“Overage Amount” means the amount, if any, by which the Company Transaction Expenses exceed the Reimbursable Transaction Expenses.
“Parent” has the meaning set forth in the preamble.
“Parent Acquisition Proposal” has the meaning set forth in Section 6.11(b)(i).
“Parent Amended and Restated Bylaws” has the meaning set forth in Section 2.3.
“Parent Board” has the meaning set forth in Section 6.21(a).
“Parent Charter and Bylaws Amendment” has the meaning set forth in Section 6.8(b).
“Parent Closing Statement” has the meaning set forth in Section 2.8.
“Parent Common Stock” means the Class A Parent Common Stock and Class B Parent Common Stock.
“Parent Common Stockholder Redemption Amount” means, as of the date of determination, the aggregate amount of cash necessary to satisfy all Parent Common Stockholder Redemption Elections to the extent not otherwise satisfied as of such date.
“Parent Common Stockholder Redemption Election” means the election of a holder of shares of Class A Parent Common Stock issued in Parent’s initial public offering to redeem such holder’s shares of Class A Parent Common Stock held by such holder in exchange for cash, in each case, in accordance with Parent’s amended and restated certificate of incorporation.
“Parent D&O Tail Policy” has the meaning set forth in Section 6.14.
“Parent Disclosure Schedules” means the confidential Parent Disclosure Schedules delivered by Parent in connection with, and constituting a part of, this Agreement.
“Parent Employee Stock Purchase Plan” has the meaning set forth in Section 6.8(b).
“Parent Equity Compensation Plan” has the meaning set forth in Section 6.8(b).

“Parent Financial Statements” has the meaning set forth in Section 5.6(b).
“Parent Fundamental Representations” means the representations and warranties set forth in Section 5.1 (Organization), Section 5.2 (Authorization), Section 5.5 (Brokers) and Section 5.7 (Capitalization).
“Parent Indemnified Persons” has the meaning set forth in Section 6.7(a).
“Parent Material Adverse Effect” means any event, occurrence, fact, condition or change that (a) has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the business, results of operations, financial condition or assets of Parent, or (b) the ability of Parent to consummate the Transactions; provided, however, “Parent Material Adverse Effect” shall not include, either alone or in combination, any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions or conditions generally affecting the capital, credit or financial markets; (ii) conditions generally affecting the industries or markets in which Parent operates; (iii) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (iv) acts of God, including any earthquakes, hurricanes, tornadoes, floods, tsunami, pandemic (including COVID-19) or other natural disasters; (v) any action required or permitted by this Agreement, or any action taken (or not taken) with the written consent of or at the request of the Company; (vi) any changes in applicable Laws or accounting rules or principles, including GAAP, or any interpretations thereof; or (vii) the announcement or execution of this Agreement, pendency or completion of the Transactions; provided, however, that any effect resulting from a matter described in any of the foregoing clauses (i) through (iv) or (vi) may be taken into account in determining whether a Parent Material Adverse Effect has occurred or is reasonably likely to occur to the extent such effect has a disproportionate adverse effect on Parent, taken as a whole, relative to other “SPACs” operating in the industries in which Parent operates.
“Parent Material Contract” means a material contract, as such term is defined in Regulation S-K of the SEC, to which Parent is party.
“Parent Preferred Stock” means the preferred stock par value $0.0001 per share, of Parent.
“Parent SEC Documents” has the meaning set forth in Section 5.6.
“Parent Second Amended and Restated Certificate of Incorporation” has the meaning set forth in Section 2.3.
“Parent Stockholder Approval” has the meaning set forth in Section 6.8(b).
“Parent Stockholders” means the holders of Parent Common Stock.
“Parent Stockholders’ Meeting” has the meaning set forth in Section 6.8(a).
“Parent Transaction Expenses” means the aggregate amount of all reasonable costs, fees, expenses, commissions or other amounts, incurred, paid or otherwise payable to third parties by or on behalf of Parent in connection with the review, negotiation, execution, performance and consummation of this Agreement, the Ancillary Agreements, the PIPE Investment and the transactions contemplated hereby and thereby, and the preparation, filing, printing and distribution of the Proxy Statement, including the Deferred Underwriting Fees, the Parent D&O Tail Policy, the fees incurred in connection with any filings under the HSR Act or other antitrust filings, blue sky filing fees and fees associated with any SEC, Stock Exchange or FINRA filings, and the fees and expenses of legal counsel, accountants, financial advisors, proxy solicitors, and other representatives and consultants and due diligence and “road show” investor presentation (including travel-related) costs, fees and expenses, not to exceed in the aggregate $35,000,000.
“Parent’s Knowledge” means the actual knowledge of the individuals set forth in Schedule 1.1(d), assuming due inquiry and investigation of his or her direct reports.
“Partnership Tax Return” has the meaning set forth in Section 6.13(c)(iii).
“PCI-DSS” means the Payment Card Industry Data Security Standard, which is administered by the PCI Security Standards Council.

“Per Unit Option Cash Consideration” has the meaning set forth in Section 2.10(a).
“Per Unit Option Equity Consideration” means the value of the Equity Merger Consideration (excluding the Tax Receivable Amount), expressed in dollars, allocable in respect of a Unit underlying a Converted Option.
“Permits” means any consent, franchise, approval, permit, filing, authorization, license, order, registration, certificate, exemption, variance and other similar permit or rights obtained from any Governmental Authority necessary for the operations of the Business and all pending applications therefor.
“Permitted Encumbrances” means (a) easements, rights-of-way, restrictions and other similar defects or imperfections of title, charges and encumbrances of record not in the aggregate detracting materially from the use or value of the assets subject thereto, (b) Encumbrances for Taxes not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; (c) cashiers’, landlords’, mechanics’, materialmen’s, carriers’, workmen’s, repairmen’s, contractors’ and warehousemen’s Encumbrances arising or incurred in the Ordinary Course and for amounts which are not delinquent or are being contested in good faith, (d) any statutory lien arising in the Ordinary Course by operation of applicable Laws with respect to a liability that is not yet due or delinquent or that is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (e) purchase money Encumbrances securing rental payments under capital lease arrangements, (f) leases for Leased Real Property to which a Company Entity is a party, (g) zoning, building codes or other land use Laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Authority having jurisdiction over such real property or the operation of the business that do not, individually or in the aggregate, materially interfere with the current use of the Leased Real Property, (h) Encumbrances granted or to be granted under the Company Debt Financing, (i) non-exclusive licenses to Intellectual Property granted to third parties in the Ordinary Course, and (j) Encumbrances securing surety bonds incurred in the Ordinary Course.
“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture, association or other organization, whether or not a legal entity, or a Governmental Authority.
“Personal Information” means information about an identified or identifiable individual and/or information that can be used to contact, locate or identify a natural person or device.
“Phase 1 Earnout Consideration” means the following amounts as further set forth on the Merger Consideration Schedule:
1.
three million seven hundred fifty thousand (3,750,000) shares of Parent Common Stock in the aggregate (as subject to equitable adjustment for share splits, share dividends, combinations, recapitalizations and the like after the date of this Agreement, including to account for any equity securities into which such shares are exchanged or converted), which such Phase 1 Earnout Consideration shall be:

a.
in respect of Cashout Options, in the form of Class A Parent Common Stock, and

b.
in respect of Units, in the form of Class B Parent Common Stock, and

2.
in respect of Units, an additional number of Class B Common Units of the Surviving Entity equal to the number of shares of Class B Parent Common Stock issued under prong 1.b. above.

“Phase 1 Share Price Target” has the meaning set forth in Section 2.9(b).
“Phase 2 Earnout Consideration” means the following amounts as further set forth on the Merger Consideration Schedule:
1.
three million seven hundred fifty thousand (3,750,000) shares of Parent Common Stock in the aggregate (as subject to equitable adjustment for share splits, share dividends, combinations,

recapitalizations and the like after the date of this Agreement, including to account for any equity securities into which such shares are exchanged or converted), which such Phase 2 Earnout Consideration shall be:
a.
in respect of Cashout Options, in the form of Class A Parent Common Stock, and

b.
in respect of Units, in the form of Class B Parent Common Stock, and

2.
in respect of Units, an additional number of Class B Common Units of the Surviving Entity equal to the number of shares of Class B Parent Common Stock issued under prong 1.b. above.

“Phase 2 Share Price Target” has the meaning set forth in Section 2.9(c).
“PIPE Investment” has the meaning set forth in the recitals.
“PIPE Investors” has the meaning set forth in the recitals.
“Pre-Closing Engagement” has the meaning set forth in Section 9.15.
“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and the portion through the end of the Closing Date for any Straddle Period.
“Press Release” has the meaning set forth in Section 6.9.
“Privacy and Security Policies” has the meaning set forth in Section 4.11(a).
“Privacy and Security Requirements” has the meaning set forth in Section 4.11(b).
“Privacy Laws” means any laws, statutes, rules, regulations, ordinances, orders, judgements, decisions, rulings or other applicable requirement that govern the receipt, collection, compilation, use, storage, processing, sharing, safeguarding, security, disposal, destruction, disclosure or transfer of Personal Information and any such legal requirement governing privacy, data security, data or security breach notification, any penalties and compliance with any order, including, without limitation, in each case, to the extent applicable, the Gramm-Leach-Bliley Act, California Online Privacy Protection Act, the California Consumer Privacy Act, the Children’s Online Privacy Protection Act, the Massachusetts Data Security Regulations set forth at 201 CMR 17.00 and the New York Department of Financial Services (DFS)’s Cybersecurity Regulation set forth at 23 NYCRR 500, and other United States state laws concerning privacy data protection and/or data security, the CAN-SPAM Act, the Telephone Consumer Protection Act (“TCPA”) and the UK Data Protection Act 2018, Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data (General Data Protection Regulation or “GDPR”), EU Directive 2002/58/EC and any laws or regulations implementing either or both of the GDPR and EU Directive 2002/58/EC (each as amended from time to time) and any analogous legislation in any jurisdiction in which the Company carries on its business and/or from which Company collects Personal Information.
“Privileged Communications” has the meaning set forth in Section 9.15.
“Processing” has the meaning set forth in Section 4.11(a).
“Prospectus” means Parent’s final prospectus dated November 5, 2020.
“Proxy Statement” has the meaning set forth in Section 6.8(a).
“Registration Rights Agreement” has the meaning set forth in the recitals.
“Reimbursable Transaction Expenses” means the aggregate amount of all Company Transaction Expenses, not to exceed the sum of (i) $15,000,000 plus (ii) the Underage Amount.
“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape or migrate into or through the environment (including ambient air (indoor or outdoor), surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture).

“Representative” has the meaning set forth in Section 9.18.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Securityholders” means all of the Holders and Optionholders.
“Software” shall mean any and all (a) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code; (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise; (c) descriptions, flowcharts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons; and (d) all documentation, including user manuals and other training documentation, related to any of the foregoing.
“Specified Stockholders of Parent” means each of the Persons set forth in Schedule 1.1(a).
“Spyware” has the meaning set forth in Section 4.11(h).
“Stock Exchange” means the Nasdaq Stock Market LLC.
“Stockholders Agreement” has the meaning set forth in the recitals.
“Straddle Period” has the meaning set forth in Section 6.13(d)(ii).
“Subscription Agreements” has the meaning set forth in the recitals.
“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director, managing member, general partner or other managing Person of such partnership, association or other business entity.
“Supplier” means any person that supplies inventory or other materials or personal property, components, or other goods or services (including, design, development and manufacturing services) that comprise or are utilized in, including in connection with the design, development, manufacture or sale of, the Company Products.
“Supporting Holders” means each of the Holders set forth in Schedule Section 1.1(b).
“Surviving Company Plans” has the meaning set forth in Section 6.24(b).
“Surviving Entity” has the meaning set forth in Section 2.1.
“Systems” means software, servers, sites, circuits, networks, interfaces, platforms, computers, hardware, databases, cable, networking, call centers, equipment and all other technology or infrastructure assets or services.
“Tax Authority” means any Governmental Authority responsible for the imposition or collection of any Tax.
“Tax Proceeding” means any proceeding, judicial or administrative, involving Taxes or any audit, examination, deficiency asserted or assessment made by the Internal Revenue Service or any other taxing authority with respect to a Pre-Closing Tax Period.

“Tax Receivable Agreement” has the meaning set forth in the recitals.
“Tax Receivable Amount” means the aggregate amount of all payments to be made to the Holders pursuant to the Tax Receivables Agreement.
“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.
“Taxes” means all U.S. federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, escheat or unclaimed property, windfall profits, customs, duties or other taxes of any kind whatsoever, whether disputed or not, together with any interest, additions to tax or penalties with respect thereto.
“Trading Day” means any day on which Class A Parent Common Stock is actually traded on the principal securities exchange or securities market on which Class A Parent Common Stock is then traded.
“Transaction Form 8-K” has the meaning set forth in Section 6.9.
“Transaction Tax Deductions” means, to the extent “more likely than not” deductible by a Company Entity in a Pre-Closing Tax Period, all applicable deductions of the Company Entities attributable to the Company Transaction Expenses (whether paid at or before Closing), the payment of consulting fees, severance obligations, bonus obligations, “success fees,” bonuses payable to employees, the payment of the Per Unit Option Cash Consideration and deferred unamortized financing fees, in each case to the extent economically borne by the Holders; provided, that the safe harbor election of Rev. Proc. 2011-29 shall be made (which election shall be made on applicable Tax Returns) to deduct 70% of any success based investment banking and other fees.
“Transactions” means the transactions contemplated by this Agreement, the Ancillary Agreements and the other agreements, instruments, and documents contemplated hereby or thereby.
“Transfer Taxes” means any real property transfer, transfer gains, documentary, sales, use, stamp, registration or similar Taxes, fees or charges (including any penalties and interest) which become payable in connection with the Merger pursuant to this Agreement.
“Treasury Regulations” means the treasury regulations promulgated under the Code, including any temporary regulations.
“Trust Account” has the meaning set forth in Section 5.14.
“Trust Agreement” has the meaning set forth in Section 5.14.
“Trustee” has the meaning set forth in Section 5.14.
“UCE Laws” has the meaning set forth in Section 4.11(h).
“Underage Amount” means the amount, if any, by which Parent Transaction Expenses is less than $35,000,000.
“Union” has the meaning set forth in Section 4.19(i).
“Units” means those certain Units as defined in the Current LLC Agreement.
“Voting Agreement” means that certain Voting Agreement, dated as of the date hereof and attached hereto as Annex D, by and among Parent, the Company, the Specified Stockholders of Parent and the Supporting Holders of the Company.
“Voting Matters” has the meaning set forth in Section 6.8(b).
“VWAP” means the daily per share volume-weighted average price of Class A Parent Common Stock on the principal U.S. securities exchange, “over-the-counter” market or automated or electronic quotation system on which Class A Parent Common Stock trades, as displayed under the heading Bloomberg VWAP on the Bloomberg page designated for Class A Parent Common Stock (or its equivalent successor if such page is not available) in respect of the period from the open of trading on such day until the close of trading on such day (or if such volume-weighted average price is unavailable, the per share volume-weighted average price of such Class A Parent Common Stock on such day (determined without regard to afterhours trading or any other trading outside the regular trading session or trading hours)).
“WARN Act” has the meaning set forth in Section 4.19(m).
“Written Consent” has the meaning set forth in Section 6.5.
“Written Consent Deadline” has the meaning set forth in Section 6.5.
Section 1.2   Interpretation.
(a)   References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified.
(b)   A “month” or a “quarter” means a calendar month or quarter (as the case may be).
(c)   References to “$” or “dollars” refer to lawful currency of the United States.
(d)   Writing includes typewriting, printing, lithography, photography, email and other modes of representing or reproducing words in a legible and non-transitory form.
(e)   The terms “include” and “including” and words of similar import are to be construed as non-exclusive (so that, by way of example, “including” mean “including without limitation”).
(f)   Unless the context of this Agreement otherwise requires (i) words using a singular or plural number also include the plural or singular number, respectively, (ii) the terms “hereof,” “herein,” “hereby” and any derivative thereof or similar words refer to this entire Agreement, (iii) the masculine gender includes the feminine and neuter genders, (iv) any reference to a Law, an agreement or a document will be deemed also to refer to any amendment, supplement or replacement thereof, and (v) whenever this Agreement refers to a number of days, such number refers to calendar days unless such reference specifies Business Days.
(g)   Terms defined in this Agreement by reference to any other agreement, document or instrument have the meanings assigned to them in such agreement, document or instrument whether or not such agreement, document or instrument is then in effect.
(h)   The term “foreign” means non-United States.
ARTICLE II.
THE MERGER
Section 2.1   The Merger.   Upon the terms and subject to the conditions of this Agreement, at the Merger Effective Time, pursuant to the provisions of the Act, Merger Sub shall be merged with and into the Company, and the separate corporate existence of Merger Sub shall thereupon cease in accordance with the provisions of the Act. The Company shall be the surviving entity in the Merger (the “Surviving Entity”). The Merger shall have the effects specified in the Act. Without limiting the generality of the foregoing, and subject thereto, at the Merger Effective Time, except as otherwise agreed to pursuant to the terms of this Agreement, all of the property, rights, privileges, powers and franchises of Merger Sub and the Company shall vest in the Surviving Entity, and all debts, liabilities and duties of Merger Sub and the Company shall become the debts, liabilities and duties of the Surviving Entity.
Section 2.2   Certificate of Merger.   On the Closing Date, and upon the terms and subject to the conditions of this Agreement, the Company shall cause a certificate of merger substantially in the form attached hereto as Annex I (the “Certificate of Merger”) to be properly executed and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the Act, and shall make or cause to be made all other filings or recordings required under the Act. The Merger shall be effective at such time and on such date as shall be set forth in the Certificate of Merger filed with respect thereto in accordance with the Act (the “Merger Effective Time”).
Section 2.3   Organizational Documents; Name of Surviving Entity.   The current certificate of formation of the Company, and limited liability company agreement of the Company in the form attached hereto as Annex J, as amended pursuant to the Certificate of Merger, shall be the certificate of formation and limited liability company agreement of the Surviving Entity from and after the Merger Effective Time and shall continue in full force and effect until further amended in the manner prescribed therein or by the provisions of the Act. Parent shall take all actions required by the DGCL to (i) amend and restate its certificate of incorporation in the form attached hereto as Annex K (the “Parent Second Amended and Restated Certificate of Incorporation”) and (ii) amend and restate its bylaws in the form attached hereto as Annex L (the “Parent Amended and Restated Bylaws”), in each case effective immediately prior to the Merger Effective Time.
Section 2.4   Officers of Surviving Entity.   The officers of the Company immediately prior to the Merger Effective Time shall be the officers of the Surviving Entity and will hold office in accordance with the limited liability company agreement of the Surviving Entity until the earlier of their death, resignation or removal or until their respective successors are duly elected and qualified in the manner provided in the limited liability company agreement of the Surviving Entity and otherwise in accordance with applicable Law.
Section 2.5   Manager of Surviving Entity.   From and after the Merger Effective Time, Parent shall be the sole managing member of the Surviving Entity in accordance with the limited liability company agreement of the Surviving Entity and otherwise in accordance with applicable Law.
Section 2.6   Effect of the Merger.   Without any action on the part of Parent, Merger Sub, the Surviving Entity or the Holders:
(a)   At the Merger Effective Time:
(i)   all of the Units issued and outstanding immediately prior to the Merger Effective Time, shall, by virtue of the Merger and upon the terms and subject to the conditions set forth in this Section 2.6, be cancelled or converted, as the case may be, and automatically deemed for all purposes to represent the right to receive the applicable portion of the Merger Consideration (including the Earnout Consideration, if any) attributable to such Units as required by the Company’s Amended and Restated Limited Liability Company Agreement, dated as of June 11, 2020 (as amended, the “Current LLC Agreement”) and as provided on the Merger Consideration Schedule (as may be amended from time to time, and at any time, by the Member Representative acting in good faith);
(ii)   the membership interests of Merger Sub issued and outstanding immediately prior to the Merger Effective Time shall, by virtue of the Merger and without any action on the part of Parent, Merger Sub or the Company, be converted into and become an amount of newly issued, fully paid and non-assessable Class A Common Units of the Surviving Entity equal to the number of shares of Class A Parent Common Stock issued and outstanding immediately following the Merger Effective Time (after giving effect to the transactions contemplated under this Agreement and the Ancillary Agreements, including the PIPE Investment and the cancellations under the Expense Cap and Waiver Agreement); and
(iii)   consistent with the terms of this Agreement and the provisions set forth in the Second Amended and Restated Limited Liability Company Agreement of the Surviving Entity:
(1)   the number of Class A Common Units of the Surviving Entity issued and outstanding shall equal the number of shares of Class A Parent Common Stock then issued and outstanding; and
(2)   the number of Class B Common Units of the Surviving Entity issued and outstanding shall equal the Class B Common Unit Merger Consideration.

(b)   No certificates or scrip representing fractional shares of Class B Parent Common Stock will be issued to a Holder in connection with payment of the Equity Merger Consideration, and to the extent a fractional share of Class B Parent Common Stock is issuable as part of the Equity Merger Consideration, such fraction shall be rounded up to a whole share of Class B Parent Common Stock.
(c)   Merger Consideration Schedule.   The Company has previously prepared and delivered to Parent prior to the date hereof in preliminary form attached hereto as Schedule 2.6(c), and not later than three (3) Business Days prior to the Closing Date shall prepare and deliver to Parent in final form, a statement (when delivered in its final form) setting forth the Company’s calculation of the following, together with appropriate supporting calculations and schedules, and other documentation reasonably requested by Parent, as of the Merger Effective Time (or the Calculation Time, as applicable) (the “Merger Consideration Schedule”):
(i)   the amount of (A) the Cash Merger Consideration and (B) Equity Merger Consideration to be payable to each Holder pursuant to and in accordance with this Agreement, the Current LLC Agreement and applicable Laws;
(ii)   the estimated amount of Earnout Consideration to be payable to each Earnout Recipient pursuant to and in accordance with this Agreement, the Current LLC Agreement and applicable Laws;
(iii)   the amount of Per Unit Option Cash Consideration to be payable to each Cashout Optionholder pursuant to and in accordance with this Agreement, the Current LLC Agreement, the Equity Compensation Plan and the individual award agreements thereunder, and applicable Laws;
(iv)   a current schedule of the record holders of all issued Units, vested Options and unvested Options, in the respective classes and amounts set forth opposite their names on such schedule;
(v)   the name of each Converted Optionholder and the Converted Options attributable to each Converted Optionholder;
(vi)   the Member Representative Holdback Amount; and
(vii)   the Company Transaction Expenses, including the recipients of such payments and invoices.
(d)   The Merger Consideration Schedule delivered at the Closing shall be deemed the definitive allocation of the Merger Consideration among the Securityholders in accordance with the Merger and this Agreement and the disbursements thereof, including with respect to the Earnout Consideration and shall be binding on the Company and the Securityholders. Without limiting the foregoing, Parent may rely upon the Merger Consideration Schedule, and in no event will Parent have any liability to the Company, any Securityholder or other Person on account of payments made in accordance with the terms of this Agreement as set forth on the Merger Consideration Schedule.
(e)   Parent shall be entitled to review and make reasonable comments to the matters and amounts set forth in the Merger Consideration Schedule (and the components thereof), and in connection therewith, the Company shall provide Parent and its representatives with reasonable access during normal business hours to the relevant books, records and finance personnel of the Company. The Company shall consider in good faith Parent’s comments to the Merger Consideration Schedule in good faith prior to the Closing Date, provided that, in the event Parent and the Company are unable to agree on any component of the Merger Consideration Schedule prior to the Closing Date, the Merger Consideration Schedule as prepared by the Company (as may have been updated by any mutual agreement of the Company and Parent and including any disputed components thereof in such amounts as included in the Company’s initial Merger Consideration Schedule) shall control for purposes of the Closing.

Section 2.7   Merger Consideration; Letters of Transmittal.
(a)   At the Closing, Parent shall pay and issue (as applicable) the Merger Consideration in accordance with the terms and conditions of this Agreement and the Merger Consideration Schedule, including by causing the transfer agent of Parent to deliver the Class B Common Stock Merger Consideration to the Holders in book-entry form. The parties agree that payment by or on behalf of Parent pursuant to this Section 2.7(a) and Section 3.3(b)(i) of an amount equal to the Cash Merger Consideration shall constitute a good discharge of Parent’s obligation to make payment to the Securityholders of the Cash Merger Consideration payable pursuant to Section 2.6(a)(i) and Section 2.10(a).
(b)   As promptly as reasonably practicable following the Company Member Vote, the Company shall cause to be mailed to each Holder a letter of transmittal in the form attached hereto as Annex M (the “Letter of Transmittal”) together with instructions thereto, for such Holders’ receipt of the Merger Consideration. Upon delivery of the Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto and such other documents as may reasonably be required pursuant to such instructions, the Holder of the Letter of Transmittal shall be entitled to receive in exchange therefor the Merger Consideration in accordance with the provisions of Section 2.6(a)(i) and Sections 3.3(b)(i) and 3.3(b)(iii).
(c)   Notwithstanding anything in this Agreement to the contrary, for all purposes the proceeds of the Exchangeable Notes shall be used exclusively for distribution of the Cash Merger Consideration to the Holders, and not for satisfaction of Transaction Expenses or proceeds to the Cashout Optionholders.
Section 2.8   Parent Closing Statement Certificate.   Not more than seven (7) Business Days prior to the Closing, an authorized officer of Parent shall deliver to the Member Representative a written notice (the “Parent Closing Statement”), certifying as to (a) the aggregate amount of cash proceeds that will be required to satisfy the Parent Common Stockholder Redemption Amount, (b) the estimated amount of Parent Transaction Expenses as of the Closing, (c) the number of shares of Class A Parent Common Stock outstanding as of the Closing after giving effect to Parent Common Stockholder Redemption Elections, the cancellation of any shares of Parent Common Stock pursuant to the terms of the Expense Cap and Waiver Agreement, and the issuance of shares of Class A Parent Common Stock pursuant to the Common Subscription Agreements and the Common PIPE Investment, and (d) the principal amount and cash proceeds of the Exchangeable Notes and the number of shares of Class A Parent Common Stock issuable upon exchange thereof. The Member Representative shall be entitled to review and make reasonable comments to the matters and amounts set forth in the Parent Closing Statement (and the components thereof), and in connection therewith, Parent shall provide the Member Representative and its representatives with reasonable access during normal business hours to the relevant books, records and finance personnel of Parent. Parent shall consider in good faith the Member Representative’s comments to the Parent Closing Statement in good faith prior to the Closing Date, provided that, in the event the Member Representative and Parent are unable to agree on any component of the Parent Closing Statement prior to the Closing Date, the Parent Closing Statement as prepared by Parent (as may have been updated by any mutual agreement of Parent and the Member Representative and including any disputed components thereof in such amounts as included in Parent’s initial Parent Closing Statement) shall control for purposes of the Closing.
Section 2.9   Earnout.
(a)   After the Closing, subject to the terms and conditions set forth herein, the Earnout Recipients shall have the contingent right to receive additional consideration based on the performance of the Company Entities to the extent the requirements set forth in this Section 2.9 are met.
(b)   In the event that the VWAP of Class A Parent Common Stock on the Stock Exchange or the principal securities exchange or securities market on which the Class A Parent Common Stock is then traded equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) (the “Phase 1 Share Price Target”) for any twenty (20) Trading Days within any thirty (30) consecutive Trading Day period ending on or prior to the three (3) year anniversary of the Closing, then, subject to the terms and conditions of this Agreement, the Earnout Recipients shall be entitled to receive, as additional consideration for the transactions contemplated hereby, the Phase 1

Earnout Consideration, and Parent shall cause its transfer agent and the Surviving Entity, as applicable to issue such Phase 1 Earnout Consideration to the Earnout Recipients in accordance with the Merger Consideration Schedule within five (5) Business Days following the final day of the applicable thirty (30) Trading Day period.
(c)   In the event that the VWAP of Class A Parent Common Stock on the Stock Exchange or the principal securities exchange or securities market on which the Class A Parent Common Stock is then traded equals or exceeds $20.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) (the “Phase 2 Share Price Target”) for any twenty (20) Trading Days within any thirty (30) consecutive Trading Day period ending on or prior to the four (4) year anniversary of the Closing, then, subject to the terms and conditions of this Agreement, the Earnout Recipients shall be entitled to receive, as additional consideration for the transactions contemplated hereby, the Phase 2 Earnout Consideration, and Parent shall cause its transfer agent and the Surviving Entity, as applicable to issue such Phase 2 Earnout Consideration to the Earnout Recipients in accordance with the Merger Consideration Schedule within five (5) Business Days following the final day of the applicable thirty (30) Trading Day period.
(d)   Notwithstanding the foregoing: (i) in the event that (A) a Change of Control is consummated prior to the three (3) year anniversary of the Closing and (B) the implied consideration per share of the Class A Parent Common Stock in such Change of Control transaction equals or exceeds the Phase 1 Share Price Target or the Phase 2 Share Price Target, as applicable (or the equivalent fair market value thereof, as determined by the Surviving Entity in good faith, in the event of any non-cash consideration), then, as additional consideration for the Transactions and to the extent not already issued pursuant to this Section 2.9, Parent shall issue or cause to be issued the Phase 1 Earnout Consideration and/or the Phase 2 Earnout Consideration to the Earnout Recipients in accordance with the Merger Consideration Schedule immediately prior to the consummation of such Change of Control transaction, and (ii) in the event that (A) a Change of Control is consummated on or after the three (3) year anniversary of the Closing and prior to the four (4) year anniversary of Closing and (B) the implied consideration per share of the Class A Parent Common Stock in such Change of Control transaction equals or exceeds the Phase 2 Share Price Target (or the equivalent fair market value thereof, as determined by the Surviving Entity in good faith, in the event of any non-cash consideration), then, as additional consideration for the Transactions and to the extent not already issued pursuant to this Section 2.9, Parent shall issue or cause to be issued the Phase 2 Earnout Consideration to the Earnout Recipients in accordance with the Merger Consideration Schedule immediately prior to the consummation of such Change of Control transaction.
(e)   Parent shall use commercially reasonable efforts to remain a listed company on, and for the Class A Parent Common Stock issuable in respect of Earnout Consideration to be tradable over, the Stock Exchange or another U.S. securities exchange. Parent, as of the Merger Effective Time, will reserve for issuance the maximum number of shares of Parent Common Stock that could be earned pursuant to this Section 2.9 (including such number of Class A Parent Common Stock issuable upon the exchange of Class B Parent Common Stock) and shall continue to ensure that there is a sufficient amount of Parent Common Stock reserved for issuance following the Merger Effective Time to satisfy the maximum number of shares of Parent Common Stock (including such number of Class A Parent Common Stock issuable upon the exchange of Class B Parent Common Stock) that could be earned pursuant to this Section 2.9 at any given time.
(f)   Notwithstanding anything to the contrary herein, (i) the Earnout Recipients shall not be entitled to receive the same Earnout Consideration on more than one occasion, and (ii) the number of shares of Parent Common Stock or Units of the Surviving Entity, as applicable, to be issued to any Earnout Recipient in connection with any issuance of Earnout Consideration shall be rounded down to the nearest whole number, and such Earnout Recipients shall receive in lieu of such fractional shares an amount in cash equal to the value of such fractional shares based on the VWAP of Class A Parent Common Stock on the Stock Exchange or the principal securities exchange or securities market on which the Class A Parent Common Stock is then traded over the twenty (20) day trading-period immediately preceding the date on which the payment of the Earnout Consideration is triggered.

Section 2.10   Options.
(a)   Cashout Options.   Upon the Merger Effective Time, each Cashout Option, whether vested or unvested, shall, automatically and without any required action on the part of any Optionholder or beneficiary thereof, be terminated by virtue of the Merger and the holder of such Cashout Option (each, a “Cashout Optionholder”) shall cease to have any rights with respect thereto, other than the right to receive: (i) a cash payment equal to the difference between (A) the Cash Merger Consideration (excluding the Tax Receivable Amount) allocable in respect of a Unit underlying such Cashout Option and (B) the per Unit exercise price of the Cashout Option (without interest and subject to the deduction and withholding of such amounts as is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law) (the “Per Unit Option Cash Consideration”) and (ii) the amount of Earnout Consideration allocable in respect of the Cashout Options as set forth on the Merger Consideration Schedule. Following the Merger Effective Time and as a prerequisite to receiving their Per Unit Option Cash Consideration and Earnout Consideration, each such Cashout Optionholder shall deliver to the Surviving Entity an executed customary cancellation acknowledgement and release in respect of such Cashout Optionholder’s Cashout Options. The applicable Per Unit Option Cash Consideration shall be paid to each Cashout Optionholder holding a Cashout Option in accordance with the terms hereof in accordance with the Merger Consideration Schedule by the Surviving Entity without any interest thereon. Any amounts withheld and paid over to any appropriate tax authority will be treated for all purposes of this Agreement as having been paid to the Cashout Optionholder holding a Cashout Option in respect of whom such deduction and withholding was made.
(b)   Conversion of Options.   Upon the Merger Effective Time, all of the Options, whether vested or unvested, outstanding immediately prior to the Merger Effective Time that are not Cashout Options shall, automatically and without any required action on the part of any Optionholder or beneficiary thereof, be assumed by Parent and each such Option shall be converted into, and represent only, an option to purchase shares of Class A Parent Common Stock (each, a “Converted Option” and the holder of such Converted Option, a “Converted Optionholder”). Each Converted Option shall continue to have and be subject to substantially the same material terms and conditions as were applicable to such Converted Option immediately before the Merger Effective Time (including expiration date, vesting schedule and exercise provisions), in all cases subject to restrictions related to the issuance of shares under applicable Law, except that (i) each Converted Option shall be exercisable for, and represent the right to acquire, that number of shares of Class A Parent Common Stock equal to the product (rounded down to the nearest whole number) of (A) the number of Units subject to the Converted Option immediately before the Merger Effective Time multiplied by (B) the Equity Award Exchange Ratio; and (ii) the per share exercise price for each share of Class A Parent Common Stock issuable upon exercise of the Converted Option shall be equal to the quotient of (X) the exercise price per Unit of such Converted Option immediately before the Merger Effective Time divided by (Y) the Equity Award Exchange Ratio (rounding the resulting exercise price up to the nearest whole cent); provided, however, that the exercise price and the number of shares of Class A Parent Common Stock purchasable under each Converted Option shall be determined in a manner consistent with the requirements of Section 409A of the Code and the applicable regulations promulgated thereunder.
(c)   Notices.   Prior to the Merger Effective Time, the Company shall deliver to each Optionholder a notice, in a form reasonably acceptable to Parent, setting forth the effect of the Merger on such Optionholder’s Options and describing the treatment of such Options in accordance with this Section 2.10.
(d)   Assumption of Plan.   Upon the Merger Effective Time, Parent shall assume the Equity Compensation Plan, provided that all references to “Company” in the Equity Compensation Plan and the documents governing the Converted Options after the Merger Effective Time will be deemed references to Parent and the number of shares of Class A Parent Common Stock available for awards under the Equity Compensation Plan shall be determined by multiplying the number of Units available for awards under the Equity Compensation Plan immediately before the Merger Effective Time by the Equity Award Exchange Ratio; provided that no further awards shall be granted under the Equity Compensation Plan following the Merger Effective Time.

(e)   Reservation of Shares.   Parent will (i) reserve for issuance the number of shares of Class A Parent Common Stock that will become subject to the Converted Options and (ii) issue or cause to be issued the appropriate number of shares of Class A Parent Common Stock, upon the exercise of the Converted Options. As soon as practicable after the Merger Effective Time, Parent will prepare and file with the SEC a registration statement on Form S-8 (or other appropriate form) registering a number of shares of Class A Parent Common Stock (i) necessary to fulfill Parent’s obligations under this Section 2.10 and (ii) available for issuance under the Parent Equity Compensation Plan other than shares of Class A Parent Common Stock that may be issued upon exercise of Converted Options. Such registration statement will be kept effective (and the current status of the prospectus required thereby will be maintained) for at least as long as any Converted Options remain outstanding.
Section 2.11   Withholding Rights.   Each of Parent or Merger Sub or anyone acting on their behalf shall be entitled to deduct and withhold from the payment of any Merger Consideration (including the Earnout Consideration, if any) payable pursuant to this Agreement to any Person such amounts as are required to be deducted and withheld with respect to the making of any such payment under any applicable tax Law, provided that, other than with respect to payments treated as compensation under the Code, there shall be no withholding on account of U.S. federal income Tax on a payment of Merger Consideration with respect to a payment to or on account of a Holder provided that such Holder provides in its Letter of Transmittal a certification of non-foreign status, in form and substance consistent with Treasury Regulations Section 1.1445-2(b) and Treasury Regulations Section 1.446(f)-2(b)(2), and an IRS Form W-9 claiming a complete exemption from backup withholding. Any sum that is withheld as permitted by this Section 2.11 shall be remitted to the appropriate Governmental Authority and Parent shall provide the Member Representative with all appropriate or required reports showing such withholding. Upon becoming aware of any such withholding obligation, Parent shall use commercially reasonable efforts to give reasonable advance notice of such withholding to the Member Representative (other than where such deduction or withholding is in respect of amounts treated as compensation under the Code or is due to a failure of a Holder to provide the applicable tax forms referenced in the proviso of the preceding sentence) and shall reasonably cooperate with the Member Representative, to eliminate or reduce any such required deduction or withholding. To the extent that amounts are so withheld and paid to the proper Governmental Authority pursuant to any applicable tax Law, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to such Person in respect of which such deduction and withholding was made.
Section 2.12   Adjustments.   Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Merger Effective Time, any change in the outstanding shares of capital stock of Parent shall occur, including by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or distribution paid in stock, the number of shares of Class B Parent Common Stock to be issued as Equity Merger Consideration, the amount of Earnout Consideration and the Equity Award Exchange Ratio shall be appropriately adjusted to reflect such change.
Section 2.13   Taking of Necessary Action; Further Action.   If at any time after the Merger Effective Time any further action is reasonably necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Entity with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company or Merger Sub, the officers and managers of the Surviving Entity will be fully authorized in the name of the Company or Merger Sub, as the case may be, to take and shall take any and all such lawful and necessary action.
ARTICLE III.
CLOSING
Section 3.1   Closing.   The closing of the transactions contemplated hereby (the “Closing”) shall take place remotely via the exchange of electronic signatures on such date mutually agreed upon by Parent and the Company falling within three (3) days following the satisfaction or waiver of all of the conditions set forth in ARTICLE VII (other than those conditions that by their terms cannot be satisfied until the Closing, but subject to the satisfaction or waiver thereof), or on such other date and time as Parent and the Company shall mutually agree in writing. The date of the Closing is herein called the “Closing Date.” For financial accounting and non-income Tax purposes, to the extent permitted by Law, the Closing shall be deemed to have become effective as of the Calculation Time, and for income Tax purposes the Closing shall be deemed to occur at the end of the Closing Date.

Section 3.2   Company Transaction Expenses.   At the Closing, concurrently with the Merger Effective Time, Parent shall pay or cause to be paid all of the unpaid Company Transaction Expenses as set forth on the Merger Consideration Schedule to be delivered to the Company not less than three (3) Business Days prior to the Closing Date, which shall include the respective amounts and wire transfer instructions for the payment thereof.
Section 3.3   Deliveries and Proceedings at Closing.   Subject to the terms and conditions of this Agreement, at the Closing:
(a)   the Company shall deliver or cause to be delivered the following:
(i)   the Registration Rights Agreement, duly executed by the Company, the Member Representative and the Holders party thereto;
(ii)   the Tax Receivable Agreement, duly executed by the Company and the Holders party thereto;
(iii)   the Stockholders Agreement, duly executed by the Company, the Member Representative and the Holders party thereto;
(iv)   the Exchange Agreement, duly executed by the Company and the Holders party thereto;
(v)   the Second Amended and Restated Limited Liability Company Agreement of the Company, duly executed by the applicable parties thereto; and
(vi)   the certificates and other documents required to be delivered pursuant to Section 7.2.
(b)   Parent and Merger Sub shall deliver or cause to be delivered the following:
(i)   an amount equal to the Cash Merger Consideration payable to the Securityholders, by wire transfer of immediately available funds, to the Member Representative or its designees in accordance with the terms of this Agreement and the Merger Consideration Schedule;
(ii)   the Member Representative Holdback Amount to the Member Representative by wire transfer of immediately available funds to the account(s) designated by the Member Representative;
(iii)   the Equity Merger Consideration to the Holders electronically through book entry delivery in accordance with the terms of this Agreement and the Merger Consideration Schedule;
(iv)   evidence of the consummation of the PIPE Investment pursuant to and in accordance with the terms of the applicable Subscription Agreements;
(v)   the Registration Rights Agreement, duly executed by Parent;
(vi)   the Tax Receivable Agreement, duly executed by Parent;
(vii)   the Stockholders Agreement, duly executed by Parent;
(viii)   the Exchange Agreement, duly executed by Parent;
(ix)   the Parent Second Amended and Restated Certificate of Incorporation, duly executed by Parent;
(x)   the Parent Amended and Restated Bylaws;
(xi)   the aggregate amount of the Company Transaction Expenses (to the extent not previously paid by Parent or the Company Entities) to the payees thereof in accordance with Section 3.2; and
(xii)   the certificates and other documents required to be delivered pursuant to Section 7.3(c).

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except with respect to matters set forth in the Company Disclosure Schedules (it being agreed that any matter disclosed in the Company Disclosure Schedules with respect to any section of this Agreement shall be deemed to have been disclosed with respect to any other section to the extent the applicability thereto is reasonably apparent from the face of such disclosure), the Company hereby represents and warrants to Parent and Merger Sub as of the date of this Agreement as follows:
Section 4.1   Organization and Qualification; Subsidiaries.   Each Company Entity is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware, and has all requisite limited liability company power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as currently conducted. Section 4.1 of the Company Disclosure Schedules sets forth each jurisdiction in which each Company Entity is licensed or qualified to do business, and each Company Entity is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary, except such licenses or qualifications the absence of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company does not own or have any ownership interest in any other Person other than its 100% ownership of OpCo. OpCo does not own or have any ownership interest in any other Person. True and complete copies of the certificate of formation, operating agreement or other organizational documents of each Company Entity, as amended to the date of this Agreement, have been made available to Parent. None of the Company Entities is in violation of any of the material provisions of its certificate of formation, operating agreement or other organizational documents.
Section 4.2   Authority; Board Approval.
(a)   The Company has all requisite limited liability company power and authority to enter into and perform its obligations under this Agreement and the Ancillary Agreements to which it is a party and, subject to, in the case of the consummation of the Transactions, including the Merger, adoption of this Agreement and the Ancillary Agreements, by the affirmative vote or consent of the Company’s voting members to the extent required by the Company Organizational Documents (“Company Member Vote”), to consummate the Transactions, including the Merger. The execution, delivery and performance by the Company of this Agreement and any Ancillary Agreement to which it is a party and the consummation by the Company of the Transactions have been duly authorized by all requisite limited liability company action on the part of the Company and no other limited liability company proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement, any Ancillary Agreement to which it is a party or to consummate the Transactions, subject only, in the case of consummation of the Merger, to the receipt of the Company Member Vote. The Company Member Vote is the only vote or consent of the holders of any class or series of the Company’s units of membership interest required to approve and adopt this Agreement and the Ancillary Agreements, approve the Merger and consummate the Transactions, including the Merger. This Agreement has been duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by each other party hereto) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally and as limited by the availability of specific performance and other equitable remedies or applicable equitable principles (whether considered in a proceeding at law or in equity). When each Ancillary Agreement to which the Company is or will be a party has been duly executed and delivered by the Company (assuming due authorization, execution and delivery by each other party thereto, if applicable), such Ancillary Agreement will constitute a legal and binding obligation of the Company enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally and as limited by the availability of specific performance and other equitable remedies or applicable equitable principles (whether considered in a proceeding at law or in equity).

(b)   The Company Board, by written resolutions adopted by unanimous vote and not subsequently rescinded or modified in any way, has, as of the date hereof (i) determined that this Agreement and the Transactions, including the Merger, are fair to, and in the best interests of, the Company and the Company’s members, (ii) approved and declared advisable the “agreement of merger” (as such term is used in Section 209 of the Act) contained in this Agreement and the Transactions, including the Merger, in accordance with the Act, (iii) directed that the “agreement of merger” contained in this Agreement be submitted to the Company’s members for adoption, and (iv) resolved to recommend that the Company’s members adopt the “agreement of merger” set forth in this Agreement (collectively, the “Company Board Recommendation”).
Section 4.3   No Conflict.
(a)   The execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby, including the Merger, do not and will not: (i) subject to, in the case of the Merger, obtaining the Company Member Vote, conflict with or result in a violation or breach of, or default under, any provision of the certificate of formation, operating agreement or other organizational documents of the Company (“Company Organizational Documents”); (ii) subject to, in the case of the Merger, obtaining the Company Member Vote and the receipt of approval under the HSR Act, conflict with or result in a violation or breach of any provision of any applicable Law or Governmental Order applicable to the Company Entities; or (iii) except as set forth in Section 4.3 of the Company Disclosure Schedules, require the consent or notice by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Material Contract or any Permit affecting the properties, assets or Business of the Company Entities; except with respect to the foregoing clauses (ii) and (iii) as would not reasonably be expected to have a Material Adverse Effect.
(b)   No material consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to any Company Entity in connection with the execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, except for the filing of the Certificate of Merger with the Secretary of State of Delaware and such filings as may be required under the HSR Act or any other antitrust law.
Section 4.4   Capitalization.
(a)   The Company’s authorized and outstanding Units, including all Options, are set forth on Section 4.4(a) of the Company Disclosure Schedules. All of the outstanding Units have been, or upon issuance will be, duly authorized, validly issued and are fully paid and non-assessable.
(b)   Except as disclosed on Section 4.4(b) of the Company Disclosure Schedules, (i) no subscription, warrant, option, convertible or exchangeable security, or other rights, agreements, arrangements or commitments to purchase or otherwise acquire any equity securities of the Company or any of its Subsidiaries is authorized or outstanding, and (ii) there is no commitment by the Company or its Subsidiaries to issue Units or equity interests, subscriptions, warrants, options, convertible or exchangeable securities, or other similar equity rights or to distribute to holders of any of their respective equity securities any evidence of indebtedness or asset, to repurchase or redeem any securities of the Company or its Subsidiaries or to grant, extend, accelerate the vesting of, change the price of, or otherwise amend any warrant, option, convertible or exchangeable security. There are no declared or accrued unpaid dividends with respect to any Units.
(c)   All issued and outstanding Units are (i) not subject to any preemptive rights created by statute, Company Organizational Documents or any agreement to which the Company is a party; and (ii) free of any Encumbrances other than Permitted Encumbrances. All Units were issued in compliance with all applicable securities Laws and other applicable Law.
(d)   There are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any equity securities of the Company or any of its

Subsidiaries or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any person other than a Subsidiary of the Company. All distributions, dividends, repurchases and redemptions in respect of the Units (or other equity interests) of the Company were undertaken in compliance with the Company Organizational Documents then in effect, any agreement to which the Company then was a party and in compliance with applicable Law.
Section 4.5   Financial Statements.   Section 4.5 of the Company Disclosure Schedules sets forth the audited consolidated financial statements of the Company and its Subsidiaries consisting of consolidated statements of financial position as of December 31 in each of the years 2018, 2019 and 2020 and the related consolidated statements of operations and comprehensive income and cash flows for the years then ended (the “Financial Statements”). The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. The Financial Statements are based on the books and records of the Company, and fairly present in all material respects the financial condition of the Company and its Subsidiaries as of the respective dates they were prepared and the results of the operations of the Company and its Subsidiaries for the periods indicated. The consolidated statement of financial position of the Company and its Subsidiaries as of December 31, 2020 is referred to herein as the “Balance Sheet” and the date thereof as the “Balance Sheet Date.”
Section 4.6   Undisclosed Liabilities.   Except as set forth in Section 4.6 of the Company Disclosure Schedules, the Company Entities have no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured (“Liabilities”) or Indebtedness that would be required to be set forth on a balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP, consistently applied, except (a) those which are reflected or reserved against in the Financial Statements, (b) those which have been incurred in the Ordinary Course since the Balance Sheet Date (none of which results from or arises out of any material breach of or material default under any Contract, tort or noncompliance with Law), (c) obligations of future performance under Contracts, and (d) those which would not be material to the Company Entities, taken as a whole. Since January 1, 2018, the Company has not received any complaint, allegation, assertion or claim, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or its internal accounting controls, including any compliant, allegation, assertion or claim that the Company has engaged in questionable accounting or auditing practices.
Section 4.7   Absence of Certain Changes or Events.   During the period beginning on January 1, 2021 and ending on the date of this Agreement, except as set forth in Section 4.7 of the Company Disclosure Schedules (a) each Company Entity has conducted the Business in the Ordinary Course in all material respects, (b) no Company Material Adverse Effect has occurred, and (c) none of the Company Entities has taken any action that, if taken after the date of this Agreement, would constitute a material breach of any of the covenants set forth in Section 6.2.
Section 4.8   Title; Real Property.
(a)   No Company Entity owns any real property.
(b)   The Company Entities have good and valid title to, or a valid leasehold interest, as applicable, in, all Leased Real Property and material tangible personal property and other material assets reflected in the Balance Sheet, other than properties and assets sold or otherwise disposed of in the Ordinary Course since the Balance Sheet Date. All such properties and assets (including leasehold interests) are free and clear of Encumbrances except for Permitted Encumbrances. Except as set forth in Section 4.8(b) of the Company Disclosure Schedules, all such properties and assets (including leasehold interests) are in the possession of or under the control of a Company Entity. Except as set forth in Section 4.8(b) of the Company Disclosure Schedule, (i) there are no leases, subleases, sublicenses, concessions or other contracts granting to any person other than a Company Entity the right to use or occupy all or any portion of the Leased Real Property, (ii) all such leases are in full force and effect, are valid and enforceable in accordance with their respective terms, subject to the General Enforceability Exceptions, and there is not, under any of such leases, any existing default or event of default (or event which, with notice or lapse of time, or both, would constitute a default) by the Company or any Company Subsidiary or, to the Company’s Knowledge, by the other party to such leases, except as would not have a Company Material Adverse Effect, and (iii) to the Company’s Knowledge, there are no material disputes with respect to any such leases.
(c)   Section 4.8(c) of the Company Disclosure Schedules lists with respect to each Leased Real Property (i) the street address; (ii) the landlord under the lease, the rental amount currently being paid, and the expiration of the term of such lease; and (iii) the current use of such property. With respect to the Leased Real Property, the Company has delivered or made available to Parent true, complete and correct copies of the lease agreement associated with each Leased Real Property location.
Section 4.9   Condition and Sufficiency of Assets.   Except as set forth in Section 4.9 of the Company Disclosure Schedules, as of the date hereof, the buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property of the Company Entities are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, except for ordinary and routine maintenance and repairs. Each of the Company Entities has legal and valid title to, or in the case of leases and licenses, a valid leasehold interest or license in, all of its properties and assets, tangible and intangible, real, personal and mixed, used or held for use in its business, free and clear of all Encumbrances other than Permitted Encumbrances, except as would not reasonably be expected to have a Material Adverse Effect.
Section 4.10   Intellectual Property.
(a)   Section 4.10(a) of the Company Disclosure Schedules lists all (i) Company IP Registrations, indicating as to each item as applicable: (A) the owner; (B) the jurisdictions in which such item is issued or registered or in which any application for issuance or registration has been filed, (C) the respective issuance, registration, or application number of the item, and (D) the dates of application, issuance or registration of the item (as applicable); (ii) material unregistered Marks; (iii) material unregistered Copyrights; and (iv) internet domain names, in the case of (ii), (iii), and (iv) that are Company Owned Intellectual Property.
(b)   Section 4.10(b) of the Company Disclosure Schedules lists all Inbound License Agreements (other than (i) licenses to Off-the-Shelf Software, (ii) licenses to Open Source Software, (iii) non-disclosure agreements; and (iv) Contracts with employees, individual consultants or individual contractors, in each case, that do not materially differ from the Company Entities’ form therefor that has been made available to Parent) and Outbound License Agreements (other than licenses to use the Company Intellectual Property granted to customers in connection with the use of Company products or services in the Ordinary Course). No Company Entity nor, to the Company’s Knowledge, any other party thereto is in default under, or has provided or received any written notice of material breach or default of any Company IP Agreement.
(c)   As of the date of this Agreement, all necessary fees and filings finally due with respect to any material Company IP Registrations have been timely submitted to the relevant intellectual property office or Governmental Authority and internet domain name registrars to maintain such material Company IP Registrations in full force and effect. As of the date of this Agreement, no issuance or registration obtained and no application filed by the Company Entity for any Intellectual Property has been cancelled, abandoned, allowed to lapse or not renewed, except where such Company Entity has, in its reasonable business judgment, decided to cancel, abandon, allow to lapse or not renew such issuance, registration or application.
(d)   Except as set forth in Section 4.10(d) of the Company Disclosure Schedules, a Company Entity is the legal and record owner of all right, title and interest in and to the Company IP Registrations, and has the right to use all other Intellectual Property used in the conduct of the Business, in each case, free and clear of Encumbrances other than Permitted Encumbrances. No Company Entity has (i) assigned, transferred ownership of, or granted any exclusive license with respect to, any Company Owned Intellectual Property to any customer pursuant to any Contract with any such Company Entities’ customer or other Person or (ii) granted any customer the right to use any material Company Product on anything other than a non-exclusive basis. The Company Intellectual Property, including without limitation any Intellectual Property licensed to a Company Entity pursuant to an Inbound License Agreement, constitutes all Intellectual Property that are used in or necessary to the conduct of the business of the Company as currently conducted.

(e)   Without limiting the generality of the foregoing, a Company Entity has entered into written agreements with every current and former employee that has contributed Company Owned Intellectual Property to the Business, and with every current and former independent contractor that has contributed Company Owned Intellectual Property to the Business, whereby such employees and independent contractors: (i) agree to assign to a Company Entity any ownership interest and right they may have in the Company Owned Intellectual Property; and (ii) as between the relevant Company Entity and such employee or independent contractor, acknowledge the Company Entity’s exclusive ownership of all Company Owned Intellectual Property.
(f)   Each Company Entity’s rights in the Company IP Registrations are subsisting and, to the Company’s Knowledge, valid and enforceable.
(g)   In the past three (3) years the conduct of the Business as currently and formerly conducted, and the products, processes and services of the Company Entities, have not materially infringed or misappropriated the Intellectual Property of any Person. To the Company’s Knowledge, in the past three (3) years no Person has infringed, misappropriated or diluted, or is currently infringing, misappropriating or diluting, any Company Intellectual Property.
(h)   There are no Legal Proceedings (including any oppositions, interferences or re-examinations) settled, pending or, to the Company’s Knowledge, threatened in writing: (i) alleging any infringement, misappropriation, dilution or violation of the Intellectual Property of any Person by the Company Entities; (ii) challenging the validity, enforceability, registrability or ownership of any Company Owned Intellectual Property or the Company Entities’ rights with respect to any Company Owned Intellectual Property; or (iii) by the Company Entities alleging any infringement, misappropriation, dilution or violation by any Person of the Company Owned Intellectual Property; in each case other than as reasonably expected during the ordinary course of prosecution of such Intellectual Property. No Company Entity is subject to any Governmental Order that does or would restrict or impair the use of any Company Owned Intellectual Property.
(i)   Each Company Entity has taken commercially reasonable steps to safeguard and maintain the secrecy of any trade secrets, know-how and other confidential information owned by each Company Entity. Without limiting the foregoing, each Company Entity has not disclosed any material trade secrets, know-how or confidential information to any other Person unless such disclosure was under an appropriate written non-disclosure agreement containing appropriate limitations on use, reproduction and disclosure. To the Company’s Knowledge, there has been no violation or unauthorized access to or disclosure of any material trade secrets, know-how or confidential information of or in the possession each Company Entity, or of any written obligations with respect to such.
(j)   None of the Company Owned Intellectual Property and, to the Company’s Knowledge, none of the Company IP Agreements are subject to any outstanding Governmental Order that restricts in any manner the use, sale, transfer, licensing or exploitation thereof by the Company Entities or affects the validity, use or enforceability of any such Company Owned Intellectual Property.
(k)   To the Company’s Knowledge, each Company Entity has obtained, possesses and is in material compliance with valid licenses to use all of the Software present on the computers and other Software-enabled electronic devices that it owns or leases or that is otherwise used by such Company Entity and/or its employees in connection with the Company Entities’ business. No Company Entity has disclosed or delivered to any escrow agent or any other Person, other than employees or contractors who are subject to confidentiality obligations, any of the source code that is Company Owned Intellectual Property, and no other Person has the right, contingent or otherwise, to obtain access to or use any such source code. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time or both) will, or would reasonably be expected to, result in the delivery, license or disclosure of any material source code that is owned by a Company Entity or otherwise constitutes Company Owned Intellectual Property to any Person who is not, as of the date the event occurs or circumstance or condition comes into existence, a current employee or contractor of a Company Entity subject to confidentiality obligations with respect thereto.
(l)   Except as set forth on Section 4.10(l) of the Company Disclosure Schedules, no Company Entity has accessed, used, modified, linked to, created derivative works from or incorporated into any proprietary Software that constitutes a product or service offered by a Company Entity or is otherwise considered Company Owned Intellectual Property and that is distributed outside of the Company Entities, or is otherwise used in a manner that may trigger or subject such Company Entity to any obligations set forth in the license for such Open Source Software, any Open Source Software, in whole or in part, in each case in a manner that (i) requires any Company Intellectual Property to be licensed, sold, disclosed, distributed, hosted or otherwise made available, including in source code form and/or for the purpose of making derivative works, for any reason, (ii) grants, or requires any Company Entity to grant, the right to decompile, disassemble, reverse engineer or otherwise derive the source code or underlying structure of any Company Owned Intellectual Property, (iii) limits in any manner the ability to charge license fees or otherwise seek compensation in connection with marketing, licensing or distribution of any Company Owned Intellectual Property or (iv) otherwise imposes any limitation, restriction or condition on the right or ability of any Group Entities to use, hold for use, license, host, distribute or otherwise dispose of any Company Intellectual Owned Property, other than compliance with notice and attribution requirements.
Section 4.11   Privacy and Data Security.
(a)   The Company Entities have a privacy policy and security policies regarding the collection, use, disclosure protection and processing (“Processing”) of Personal Information in connection with the operation of the Business that is in any Company Entity’s possession (the “Privacy and Security Policies”), custody or control, or otherwise held or processed on its behalf and each Company Entity is and has been in compliance with such Privacy and Security Policies.
(b)   Except as set forth in Section 4.11(b) of the Company Disclosure Schedules, each Company Entity has complied at all times in all material respects with all applicable Privacy Laws, all Privacy and Security Policies and all industry standards binding upon the Company, including, without limitation, the Payment Card Industry Data Security Standard (collectively, the “Privacy and Security Requirements”).
(c)   Each Company Entity is and has at all times been in material compliance with the terms of all Contracts to which such Company Entity is a party, if any, relating to data privacy, security or breach notification (including provisions that impose conditions or restrictions on the collection, use, disclosure, transmission, destruction, maintenance, storage or safeguarding of personal information).
(d)   The Company Entities have established and implemented programs and procedures that are commercially reasonable, in material compliance with applicable industry practices and appropriate, including administrative, technical and physical safeguards to protect the confidentiality, integrity and security of personal information in its possession, custody or control against unauthorized access, use, modification, disclosure or other misuse. The Company Entities have: (i) conducted vulnerability testing, risk assessments, and external audits of, and tracks security incidents related to the Systems (collectively, “Information Security Reviews”); (ii) begun the process of correcting any material exceptions or vulnerabilities identified in such Information Security Reviews; (iii) made available to Parent true and accurate copies of all Information Security Reviews; and (iv) begun the process of installing software security patches and other fixes to identified technical information security vulnerabilities. The Company Entities provide their respective employees with regular training on privacy and data security matters.
(e)   Except as set forth in Section 4.11(e) of the Company Disclosure Schedules, none of the Company Entities has experienced any loss, damage, or unauthorized access, disclosure, use or breach of security of any Personal Information in the possession, custody or control of any Company Entity or otherwise held or processed on its behalf. None of the Company Entities’ Systems have been subject to any unauthorized access.
(f)   The consummation of any of the transactions contemplated hereby or thereby, will not violate any applicable Privacy Requirements as they currently exist or as they existed at any time during which any of the Personal Information was collected or obtained.
(g)   There have not been any claims or proceedings related to any data security incidents or any violations of any Privacy Requirements, and there are no facts or circumstances which could reasonably serve as the basis for any such allegations or claims, and none of the Company Entities has received any correspondence relating to, or notice of any proceedings, claims, investigations or alleged violations of, Privacy Requirements, or any subject access or other individual rights requests made pursuant to the Privacy Requirements, with respect to Personal Information from any person or governmental authority, and there is no such ongoing proceeding, claim, investigation or allegation.
(h)   The Company Entities, to the extent applicable, comply with and have at all times complied with the CAN-SPAM Act, TCPA and other applicable legislation regulating direct marketing activities (“UCE Laws”). No Claims have been asserted against the Company Entities alleging a violation of any UCE Laws. None of the products or services of the Company Entities install “spyware,” “adware” or other malicious code that could compromise the privacy or data security of end-users and/or their computer systems and/or collect information from an end user without their knowledge (collectively, “Spyware”).
(i)   In relation to Personal Information originating from the European Economic Area, where processing of such Personal Information is based on the consent of a data subject (including marketing by electronic means), each data subject has freely and unambiguously given its specific and informed consent to all such processing of his or her Personal Information carried on by or on behalf of the Company Entities, and the Company Entities hold records evidencing such consents.
(j)   No Personal Information in respect of which any Company Entity is (a) a controller has been transferred outside the European Economic Area, other than in accordance with Articles 45 and 46(2) of the GDPR; or (b) a processor has been transferred by the Company outside the European Economic Area, other than in accordance with the instructions of the controller of that Personal Information and in accordance with Articles 45 and 46(2) of the GDPR.
Section 4.12   Systems and IT.
(a)   The Company Entities’ Systems are in good working order and condition and are sufficient in all material respects for the purposes for which they are used in the conduct of the Business and owns or has a license to use the applicable Company Entity’s Systems (whether in terms of authorized sites, units, users, seats or otherwise) for Software, in each case as necessary for the conduct of the Business as currently conducted.
(b)   Each Company Entity maintains commercially reasonable back-up and data recovery, disaster recovery and business continuity plans, procedures and facilities and test such plans and procedures on a regular basis, and such plans and procedures have been proven effective upon such testing.
(c)   The Systems are adequate for, and operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required in connection with, the operation of the Business. The Systems have not malfunctioned or failed at any time in a manner that resulted in significant or chronic disruptions to the operation of the Business. The Systems do not contain any computer code designed to disrupt, disable or harm in any manner the operation of any software or hardware nor any unauthorized feature (including any worm, bomb, backdoor, clock, timer or other disabling device, code, design or routine) that causes the software or any portion thereof to be erased, inoperable or otherwise incapable of being used, either automatically, with the passage of time or upon command. The Company Entities have implemented reasonable backup, security and disaster recovery technology consistent with industry practices.
Section 4.13   Contracts.   Section 4.13 of the Company Disclosure Schedules sets forth a complete and accurate list of all of the following Contracts to which any Company Entity is a party or by which it is bound as of the date hereof (each Contract, and each Company IP Agreement, a “Material Contract” and collectively, the “Material Contracts”), as well as the applicable subsection to which such Material Contract corresponds:
(a)   each Contract (excluding ordinary course purchase orders) with consideration paid or payable to the Company Entities of more than $1,000,000, in the aggregate, over any 12-month period;

(b)   each Contract (excluding ordinary course purchase orders) with Suppliers to the Company Entities, including those relating to the design, development, manufacture or sale of the Company Products, for expenditures paid or payable by the Company Entities requiring payment obligation of an amount equal to or greater than $1,000,000 over any 12-month period;
(c)   all Contracts involving the payment of royalties or other amounts calculated based upon the revenues or income of the Company Entities or income or revenues related to any Company Product to which any Company Entity is a party pursuant to which a Company Entity has paid an amount equal to or greater than $250,000 over any 12-month period;
(d)   Contracts for the sale of any of the assets of any Company Entity with a value in excess of $250,000 individually or $500,000 in the aggregate, other than in the Ordinary Course, or for the grant to any Person of any preferential rights to purchase any of such assets other than in the Ordinary Course;
(e)   Contracts for joint ventures, partnerships, sharing of profits, collaboration, co-promotion, commercialization or research or development Contract;
(f)   Contracts evidencing Indebtedness in excess of $250,000 (whether incurred, assumed, guaranteed or secured by any asset) and any pledge agreements, security agreements or other collateral agreements in which a Company Entity granted to any person a security interest in or lien on any of the property or assets of a Company Entity, and all agreements or instruments guarantying the debts or other obligations of any person;
(g)   any Contract under which any Company Entity has advanced or loaned any amount to any of its managers or executive officers and such advance or loan remains outstanding;
(h)   any Contract imposing any restriction on the right or ability of any Company Entity (or that would purport to limit the freedom of Buyer or the Company Entity following the Closing): (A) to engage in any business practices, (B) to compete with any other Person or to engage in any line of business, market or geographic area, or to sell, license, manufacture or otherwise distribute any of its technology or products, or from providing services, to customers or potential customers or any class of customers, in any geographic area, during any period of time, or in any segment of the market; (C) to solicit employment of, or hire, any potential employees, consultants or independent contractors, in any case solely to the extent that such restrictions materially limit the Company’s ability to obtain qualified employees, consultants or independent contractors; (D) to acquire any product, property or other asset (tangible or intangible), or any services, from any other Person, to sell any product or other asset to or perform any services for any other Person or to transact business or deal in any other manner with any other Person or (E) to develop or distribute any Company product or Intellectual Property;
(i)   any Contract between any Company Entity, on the one hand, and any of its members of the board of managers, officers, or members on the other hand (excluding agreements relating solely to the granting or issuance of Units or Options);
(j)   any Contract (A) governing the terms of, or otherwise related to, the employment, engagement or services of any current director, manager, officer, employee, Contingent Worker or other service provider of the Company Entities whose annual base salary (or, in the case of an independent contractor, annual base compensation) is in excess of $250,000, or (B) providing for any payments that may be triggered in connection with the Transactions;
(k)   any Contract between any Company Entity, on the one hand, and any Governmental Entity, on the other hand;
(l)   all Contracts under which a Company Entity has agreed to purchase goods or services from a vendor, Supplier or other person on a preferred supplier or “most favored supplier” basis; and
(m)   collective bargaining agreements.
Except as set forth in Section 4.13 of the Company Disclosure Schedules, each Material Contract is valid, binding and enforceable on the applicable Company Entity in accordance with its terms and, to the

Company’s Knowledge, each other party thereto, and is in full force and effect, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or similar Laws relating to or affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) (the “General Enforceability Exceptions”). No Company Entity, nor to the Company’s Knowledge, any other party thereto is in breach of or default under in any material respect, or has provided or received any written or, to the Company’s Knowledge, oral notice of any intention to terminate, any Material Contract. To the Company’s Knowledge, as of the date hereof, no event or circumstance has occurred that, with notice or lapse of time or both, would constitute an event of default in any material respect under any Material Contract by the Company Entity party thereto. Complete and correct copies of each Material Contract (including all modifications, amendments and supplements thereto) have been made available to Parent.
Section 4.14   Litigation.   Except as set forth in Section 4.14 of the Company Disclosure Schedules, as of the date hereof, there are, and since December 31, 2018, there have been, no Legal Proceedings pending or, to the Company’s Knowledge, threatened in writing (a) against any Company Entity, (b) any Company Entity’s respective officers or managers in their capacities as such, that if determined adversely would result in Liabilities that are material to the Company Entities, taken as a whole, or (c) that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement, at law, in equity or otherwise. Except as set forth in Section 4.14 of the Company Disclosure Schedules, as of the date hereof, there are no outstanding Governmental Orders that would reasonably be expected to result in Liabilities that are material to the Company Entities, taken as a whole.
Section 4.15   Compliance with Laws; Permits.
(a)   Except as set forth in Section 4.15(a) of the Company Disclosure Schedules, each Company Entity is now, and for the past three (3) years has been, in compliance in all material respects with all Laws applicable to it or its Business, properties or assets, except for such non-compliance that has not and would not reasonably be expected to result in Liabilities that are material to the Company Entities. The Company has adopted, implemented and maintains a written compliance management system, including policies and procedures, that ensures compliance with Laws.
(b)   Each Company Entity is and has always been in compliance with the AML Laws. No Company Entity has received any written notice from a Governmental Authority alleging that the Company or its directors, officers, employees or agents has violated, is in violation of, or is otherwise subject to any penalty or any inquiry, investigation, proceeding or action under, any AML Laws.
(c)   As of the date hereof (i) all Permits required for each Company Entity to conduct its respective Business have been obtained and are valid and in full force and effect; (ii) Section 4.15(c) of the Company Disclosure Schedules lists all Permits issued to any Company Entity that are currently in effect, including the names of the Permits and their respective dates of issuance and expiration; and (iii) no event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse or limitation of any Permit set forth in Section 4.15(c) of the Company Disclosure Schedules.
(d)   No Company Entity is currently or has been engaged in any activity that requires it to register as a money services business with the Financial Crimes Enforcement Network or to obtain a Permit under any Law regulating the transmission of money or any activity relating to any digital or virtual currency, token, asset or thing of value, including the storage of the same.
(e)   Each Company Entity is and has always been in compliance with the Card Network Rules and PCI-DSS, in each case solely to the extent applicable to such Company Entity.
Section 4.16   Environmental Matters.   Except as set forth in Section 4.16 of the Company Disclosure Schedules:
(a)   Each Company Entity is, and for the past three (3) years has been, in compliance, in all material respects, with all Environmental Laws (including obtaining, and complying in all material respects with, any Environmental Permits required for its operations) and has not received from any

Person any written claim, notice or request for information pursuant to Environmental Law, which, in each case, either was received within the past three (3) years or remains pending or unresolved.
(b)   To the Company’s Knowledge, no real property currently owned, leased or operated by any Company Entity is listed on the National Priorities List under the Comprehensive Environmental Response, Compensation, and Liability Act, or any similar state list.
(c)   To the Company’s Knowledge, there has been no Release of Hazardous Substances as a result of any Company Entity’s operations or at, to, on, under or from any real property currently or formerly owned, leased or operated by any Company Entity, in each case, in an amount, manner, condition or concentration that has resulted, or would reasonably be expected to result, in material liability to any Company Entity under Environmental Laws.
(d)   There is no civil, criminal, arbitral or administrative action, suit, hearing, investigation, inquiry, Governmental Order, or proceeding pending or, to the Company’s Knowledge, threatened against any Company Entity that is based on or alleges liability under Environmental Laws.
(e)   Neither this Agreement nor the consummation of the transactions contemplated herein will result in any obligations for site investigation or cleanup, or notice or consent to or of any Governmental Authority, pursuant to the Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq., as amended, or any other “transaction-triggered” Environmental Law.
(f)   The representations and warranties in this Section 4.16 are the Company’s exclusive representations and warranties in respect of environmental matters, including, without limitation, any matters arising under or involving Environmental Laws, Environmental Permits, or Releases of Hazardous Substances.
Section 4.17   Employee Benefit Matters.
(a)   Section 4.17(a) of the Company Disclosure Schedules sets forth a list of each Benefit Plan.
(b)   As applicable with respect to the Benefit Plans, the Company has delivered to Parent, true and complete copies of the following documents (i) all current plan documents governing each Benefit Plan, including all amendments thereto (or for unwritten Benefit Plans a written description of the material terms of such Benefit Plan), (ii) the current summary plan description and each summary of material modifications thereto, (iii) the most recent Internal Revenue Service determination letter (or opinion or advisory letter), (iv) the most recently filed annual report (Form 5500 and all schedules thereto), (v) the last three years of non-discrimination testing results, (vi) the most recent summary annual report, (vii) all records, notices and filings made, or received, by the Company Entities or any ERISA Affiliate during the last three (3) years concerning IRS or DOL audits or investigations and (viii) all non-routine correspondence to and from any governmental agency.
(c)   (i) Each Benefit Plan has been maintained, operated and administered in compliance in all material respects with its terms and all applicable Laws, including ERISA and the Code. (ii) No Benefit Plan is, or within the past six years has been, the subject of an application or filing under a government sponsored amnesty, voluntary compliance, or similar program, or been the subject of any self-correction under any such program.
(d)   Each Benefit Plan, which is intended to meet the qualification requirements of Section 401(a) of the Code is so qualified and has received a determination letter from the IRS, or with respect to a prototype plan, an opinion letter from the IRS to the prototype plan sponsor, to the effect that such plan is qualified and exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code and each such Benefit Plan is so qualified and exempt from federal income taxes and, to the Company’s Knowledge, no event or omission has occurred that would reasonably be expected to cause any such Benefit Plan to lose such qualification.
(e)   Each Company Entity has complied in all material respects with the notice and continuation coverage requirements of Section 4980B of the Code and the regulations thereunder with respect to each Benefit Plan that is a group health plan within the meaning of Section 5000(b)(1) of the Code. Each

Benefit Plan is in compliance in all material respects with the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act, to the extent applicable.
(f)   Except as set forth in Section 4.17(f) of the Company Disclosure Schedules, all payments and/or contributions required to have been timely made under the Benefit Plans, except those to be made from a trust qualified under Section 401(a) and 501(a) of the Code or through an insurance contract, for any period ending before the Closing Date that are not yet, but will be, required to be made have either been made or are properly accrued and reflected in the Financial Statements (if such accrual is required by GAAP) in accordance with the terms of the applicable Benefit Plan and applicable law.
(g)   No Company Entity nor, to the Company’s Knowledge, any fiduciary, trustee or administrator of any Benefit Plan, has engaged in or, in connection with the transactions contemplated by this Agreement, will engage in, any transaction with respect to any Benefit Plan which would subject any such Benefit Plan, any Company Entity, Merger Sub, the Surviving Entity or Parent or any of their respective Affiliates to a tax, penalty or liability for a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code.
(h)   Neither the Company nor any ERISA Affiliate has ever maintained, contributed to, or been required to contribute to or had any liability or obligation (including on account of any ERISA Affiliate) with respect to (whether contingent or otherwise) (i) any employee benefit plan that is subject to Part 3, Subtitle B of Title I of ERISA or Title IV of ERISA, Section 412 of the Code, Section 302 of ERISA, (ii) any funded welfare benefit plan within the meaning of Section 419 of the Code, (iii) any “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code), or (iv) any “multiple employer welfare arrangement” (as such term is defined in Section 3(40) of ERISA), and neither the Company nor any ERISA Affiliate has ever incurred any liability under Title IV of ERISA that has not been paid in full. No asset of any Company Entity, which is to be acquired by Parent or any of its Subsidiaries pursuant to this Agreement, is subject to any lien under Code Section 401(a)(29), ERISA Section 302(F), Code Section 412(n) or ERISA Section 4068 or arising out of any action filed under ERISA Section 4301(b).
(i)   No Company Entity nor any ERISA Affiliate thereof has ever maintained, contributed to or been required to contribute to, or had any liability or obligation (including on account of any ERISA Affiliate) with respect to (whether contingent or otherwise) or incurred any withdrawal liability, within the meaning of Section 4201 of ERISA, to any Multiemployer Plan, nor does any Company Entity or any ERISA Affiliate thereof have any potential withdrawal liability arising from a transaction described in Section 4204 of ERISA.
(j)   No Benefit Plan provides benefits, including death or medical benefits, beyond termination of service or retirement other than (i) coverage mandated by Law or (ii) death or retirement benefits under a plan qualified under Section 401(a) of the Code and no Company Entity has ever promised to provide such post-termination benefits.
(k)   (i) No Company Entity or any ERISA Affiliate has announced its intention to modify or terminate any Benefit Plan or adopt any arrangement or program which, once established, would come within the definition of a Benefit Plan, in each case, other than adoptions, amendments, or terminations in the ordinary course of business consistent with past practices, except as required under this Agreement and (ii) no Benefit Plan provides health or long-term disability benefits that are not fully insured through an insurance contract.
(l)   (i) The execution of, and performance of the transactions contemplated by this Agreement could not either alone or in connection with any other event(s) (A) result in any payment becoming due to any employee, former employee, manager, officer, agent or independent contractor of the Company Entities or any of ERISA Affiliates, (B) increase any amount of compensation or benefits otherwise payable under any Benefit Plan, (C) result in the acceleration of the time of payment, funding or vesting of any benefits under any Benefit Plan, (D) require any contributions or payments to fund any obligations under any Benefit Plan or (E) limit the right to merge, amend or terminate any Benefit Plan. (ii) No payment which is or may be made by, from or with respect to any Benefit Plan, to any employee, former employee, manager, officer, agent or independent contractor of the Company Entities, either alone or in conjunction with any other payment, event or occurrence, will or could reasonably be characterized as an “excess parachute payment” under Section 280G of the Code. (iii) No such employee, former employee, manager, officer, agent or independent contractor of the Company Entities has any “gross up” agreements or other assurance of reimbursement for any Taxes resulting from any such “excess parachute payments.”
(m)   There are no pending audits, investigations or other proceedings by any Governmental Authority involving any Benefit Plan and, to the Company’s Knowledge, no threatened claims (except for individual claims for benefits payable in the normal operation of the Benefit Plans), suits or proceedings involving any Benefit Plan or asserting any rights or claims to benefits under any Benefit Plan and, to the Company’s Knowledge, there is no reasonable basis for any such litigation, claims or proceeding.
(n)   The per unit exercise price of each Option is no less than the fair market value of a Unit on the date of grant of such Option determined in a manner consistent with Section 409A of the Code. Each Benefit Plan that constitutes a “non-qualified deferred compensation plan” within the meaning of Section 409A of the Code, complies in both form and operation with the requirements of Section 409A of the Code so that no amounts paid pursuant to any such Benefit Plan is subject to tax under Section 409A of the Code.
(o)   No Company Entities have any commitment to modify or amend any Benefit Plan (except as required by Law, to retain the tax qualified status of any Benefit Plan, or this Agreement). No Company Entities have any commitment to establish any new benefit plan, program or arrangement, other than as required pursuant to this Agreement.
(p)   No Benefit Plan is subject to the laws of any jurisdiction outside the United States.
Section 4.18   Taxes.   Except as set forth in Section 4.18 of the Company Disclosure Schedules:
(a)   All income, sales and use and other material Tax Returns required to be filed on or before the Closing Date by any Company Entity have been, or will be, timely filed (giving effect to all extensions validly obtained). Such Tax Returns are, or will be, true, complete and correct in all material respects. All material Taxes due and owing by any Company Entity (whether or not shown on any Tax Return) have been, or will be, timely paid.
(b)   The Company Entities have withheld and paid each Tax required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, agent, creditor, customer, member or other party, and complied in all material respects with all information reporting and backup withholding provisions of applicable Law.
(c)   No written claim has been made by any Tax Authority in any jurisdiction where any Company Entity does not file Tax Returns that it is, or may be, subject to Tax by that jurisdiction.
(d)   No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of any Company Entity, which extension or waiver is still in effect.
(e)   There is no Tax Proceeding now being conducted, pending or threatened in writing (or, to the Company’s Knowledge, otherwise threatened) with respect to any Taxes or Tax Returns of or with respect to any Company Entity. No Company Entity has commenced a voluntary disclosure proceeding in any jurisdiction that has not been fully resolved or settled.
(f)   All deficiencies asserted, or assessments made, against any Company Entity as a result of any completed examinations by any Tax Authority have been fully paid.
(g)   The Company Entities are not a party to any current Legal Proceeding by any Tax Authority, and no written notice has been received as to any threatened Legal Proceedings by any Tax Authority.
(h)   There are no Encumbrances for Taxes (other than Permitted Encumbrances) upon the assets of any Company Entity.

(i)   The Company Entities are not a party to, or bound by, any Tax indemnity, Tax sharing or Tax allocation agreement (excluding any agreement entered into in the Ordinary Course, the primary purpose of which is not related to Taxes).
(j)   No private letter rulings, technical advice memoranda or similar agreements or rulings have been requested, entered into or issued by any Tax Authority with respect to any Company Entity.
(k)   No Company Entity has been a member of an affiliated, combined, consolidated or unitary Tax group for Tax purposes (other than a group of which the common parent is the Company). No Company Entity has any Liability for Taxes of any Person (other than a Person that is a member of a group of which the Company is the common parent) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local or foreign Law), as transferee or successor or by contract.
(l)   No Company Entity will be required to include an item of income, or exclude an item of deduction, for any period after the Closing Date (determined with and without regard to the transactions contemplated hereby) as a result of: (i) an installment sale transaction occurring on or before the Closing Date governed by Code Section 453 (or any similar provision of state, local or non-U.S. laws); (ii) a transaction occurring on or before the Closing Date reported as an open transaction for U.S. federal income Tax purposes (or any similar doctrine under state, local, or non-U.S. laws); (iii) any prepaid amounts received or paid on or prior to the Closing Date or deferred revenue realized, accrued or received on or prior to the Closing Date; (iv) a change in method of accounting with respect to a Pre-Closing Tax Period that occurs or was requested on or prior to the Closing Date (or as a result of an impermissible method used in a Pre-Closing Tax Period); (v) an agreement entered into with any Governmental Authority (including a “closing agreement” under Code Section 7121) on or prior to the Closing Date; (vi) the application of Code Section 263A (or any similar provision of state, local, or non-U.S. laws); or (vii) intercompany transaction occurring or any excess loss account existing on or prior to the Closing Date, in each case described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local, or non-U.S. laws). No Company Entity uses the cash method of accounting for income Tax purposes or will be required to make any payment after the Closing Date as a result of an election under Section 965 of the Code (or any similar provision of state, local, or non-U.S. laws).
(m)   The unpaid Taxes of the Company Entities (i) did not, as of the Balance Sheet Date, exceed the reserves for Tax liabilities (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Financial Statements (rather than in any notes thereto) and (ii) do not exceed such reserves as adjusted for the passage of time through the Closing Date in accordance with the past practices of the Company Entities in filing their Tax Returns.
(n)   No Company Entity has (i) elected to defer the payment of any “applicable employment taxes” (as defined in Section 2302(d)(1) of the CARES Act) pursuant to Section 2302 of the CARES Act, (ii) deferred payment of any Taxes (including withholding Taxes) pursuant to Internal Revenue Service Notice 2020-65 or any related or similar order or declaration from any Governmental Authority (including, without limitation, the Presidential Memorandum, dated August 8, 2020, issued by the President of the United States) or (iii) claimed any “employee retention credit” pursuant to Section 2301 of the CARES Act.
(o)   No Company Entity is or has been, a party to, or a promoter of, a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b).
(p)   The Company and any other Company Entity that is treated as a partnership for United States federal income tax purposes is eligible to make an election under Section 754 of the Code.
(q)   No election has been made to have the provisions of Section 1101 of the Bipartisan Budget Act of 2015 (the “BBA Audit Rules”) apply to a Company Entity prior to the otherwise effective date of the BBA Audit Rules.
(r)   None of the “section 197 intangibles” (as defined in Section 197(d) of the Code) of any Company Entity are or will be excluded from being treated as “amortizable section 197 intangible” (as defined in Section 197(c)) as a result of the application of Section 197(f)(9) of the Code.

(s)   With respect to the Units that are outstanding and that were issued in consideration for the provision of services and subject to a substantial risk of forfeiture, each holder thereof has timely filed with the IRS a valid election under Section 83(b) of the Code, and all of such Units have at all times been treated and qualify as interests in the profits of the Company and had a liquidation value (for purposes of IRS Revenue Procedure 93-27) of zero at the time they were granted.
(t)   At all times since its formation until June 11, 2020, OpCo has been properly characterized as a “partnership” for U.S. federal income Tax purposes, and after such date has been properly characterized as a “disregarded entity” for U.S. federal income Tax purposes. At all times since its formation, the Company has been properly characterized as a “partnership” for U.S. federal income Tax purposes, and has, for U.S. federal income Tax purposes been properly characterized as a “continuation” of OpCo.
Section 4.19   Employee Relations.
(a)   The Company has provided Parent a complete and accurate list of all employees of the Company as of the date of this Agreement, setting forth for each employee: the employee’s position or title; whether classified as exempt or non-exempt for wage and hour purposes; whether paid on a salary, hourly or commission basis and the employee’s actual annual base salary or other rates of compensation; bonus potential; date of hire; business location (city/town and state); status (i.e., active or inactive and if inactive, the type of leave and estimated duration); any visa or work permit status and the date of expiration, if applicable; and the total amount of bonus, retention, severance and other amounts to be paid to such employee at the Closing or otherwise in connection with the transactions contemplated hereby.
(b)   The Company has provided Parent a complete and accurate list of all of the independent contractors, consultants, temporary employees, or leased employees employed or used by the Company as of the date of this Agreement and classified by the Company as other than employees, or compensated other than through wages paid by the Company through the Company’s payroll (“Contingent Workers”), showing for each Contingent Worker such individual’s role in the business, location (city/town and state), fee or compensation arrangements and other contractual terms with the Company.
(c)   The Company currently classifies and has properly classified each of its employees as exempt or non-exempt for the purposes of the Fair Labor Standards Act and state, local and foreign wage and hour laws, and is and has been otherwise in material compliance with such laws.
(d)   To the extent that any Contingent Workers are or were engaged by the Company, the Company currently classifies and has properly classified and treated them as Contingent Workers (as distinguished from Form W-2 employees) in accordance with applicable law and for the purpose of all employee benefit plans and perquisites.
(e)   The Company is, and for the past three (3) years has been, in material compliance with all applicable Laws and regulations respecting labor and employment matters, including fair employment practices, workplace safety and health, work authorization and immigration, unemployment compensation, workers’ compensation, affirmative action, terms and conditions of employment, employee leave and wages and hours, including payment of minimum wages and overtime.
(f)   Except as set forth in Schedule 4.19(f), currently and within the three (3) years preceding the date of this Agreement, the Company is not, and has not been involved in any way in, any form of litigation, governmental audit, governmental investigation, administrative agency proceeding, investigation of alleged employee misconduct, or private dispute resolution procedure, in each case that is material to the Company and that is with respect to employment or labor matters (including but not limited to allegations of employment discrimination, retaliation, noncompliance with wage and hour laws, sexual harassment, or other unlawful harassment or unfair labor practices).
(g)   Currently and within the three (3) years preceding the date of this Agreement, the Company maintains and has maintained policies (i) prohibiting employment discrimination on all grounds constituting unlawful discrimination, (ii) prohibiting sexual harassment and all other forms of discriminatory harassment, and (iii) providing complaint and investigation procedures with respect to

(i) and (ii). Currently and within the three (3) years preceding the date of this Agreement, any and all such policies have materially conformed with applicable legal requirements, including, as applicable, with respect to independent contractors. Currently and within the three (3) years preceding the date of this Agreement, the Company materially complies and, to the Company’s Knowledge, has materially complied with any applicable legal requirements with respect to training concerning prevention of sexual harassment prevention and/or abusive conduct. Except as set forth on Section 4.19(g)(i) of the Company Disclosure Schedules, to the Company’s Knowledge, at no time within the three (3) years preceding the date of this Agreement have any allegations been made within or outside the Company alleging conduct that, if confirmed, would constitute violations of any of the policies referenced in (i) and/or (ii), in each case that are material to the Company. Except as set forth on Section 4.19(g) of the Company Disclosure Schedules, at no time within the three (3) years preceding the date of this Agreement has the Company received a complaint within the scope of (iii) or conducted an investigation of allegations of any alleged violation of (i) or (ii), in any case that is material to the Company.
(h)   The consummation of the transactions contemplated in this Agreement will not (i) entitle any employee of the Company to severance pay, unemployment compensation, bonus payment, (ii) accelerate the time of payment for vesting of, or increase the amount of compensation due to, any such employee, or (iii) entitle any such employee to terminate, shorten or otherwise change the terms of his or her employment.
(i)   Except as set forth on Section 4.19(i) of the Company Disclosure Schedules (i) there is no, and during the past three (3) years there has not been, any labor strike, picketing of any nature, organizational campaigns, labor dispute, slowdown or any other concerted interference with normal operations, stoppage or lockout pending or, to the Company’s Knowledge, threatened against or affecting the business of the Company; (ii) the Company does not have any duty to bargain with any union or labor organization or other person purporting to act as exclusive bargaining representative (“Union”) of any employees or Contingent Workers with respect to the wages, hours or other terms and conditions of employment of any employee or Contingent Worker; (iii) there is no collective bargaining agreement or other contract with any Union, or work rules or practices agreed to with any Union, binding on the Company, or being negotiated, with respect to the Company’s operations or any employee or Contingent Worker; and (iv) the Company has not engaged in any unfair labor practice.
(j)   Except as set forth on Section 4.19(j) of the Company Disclosure Schedules, all employees of the Company are employed at-will and no employee is subject to any employment contract with the Company, whether oral or written.
(k)   Each employee of the Company is subject to a non-competition, non-solicitation, confidentiality, and/or invention assignment agreement with the Company.
(l)   Except as set forth on Section 4.19(l) of the Company Disclosure Schedules, in the past 12 months (i) no officer’s employment with the Company has been terminated by the Company for any reason; and (ii) to the Company’s Knowledge, no officer or group of employees has expressed any plans to terminate their employment with the Company.
(m)   The Company has not experienced a “plant closing” or “mass layoff” or similar group employment loss as defined in the federal Worker Adjustment and Retraining Notification Act (the “WARN Act”) or any similar state, local or foreign law or regulation affecting any site of employment of the Company or one or more facilities or operating units within any site of employment or facility of the Company. During the ninety (90) day period preceding the date hereof, no employee or Contingent Worker has suffered an “employment loss” as defined in the WARN Act with respect to the Company.
(n)   The Company is and at all relevant times has been in material compliance with (i) COVID-19 related Laws (including without limitation relating to business reopening), including Laws issued and enforced by the Occupational Safety and Health Administration, the Centers for Disease Control, the Equal Employment Opportunity Commission, and any other state, local and/or other Governmental Authority; (ii) the Families First Coronavirus Response Act (including with respect to eligibility for tax credits under such Act) and (iii) any other applicable COVID-19 related leave Law, whether state, local or otherwise.

Section 4.20   Insurance.   Section 4.20 of the Company Disclosure Schedule sets forth, with respect to each material insurance policy under which any Company Entity is an insured (the “Insurance Policies”), a named insured or otherwise the principal beneficiary of coverage as of the date of this Agreement (a) the names of the insurer, the principal insured and each named insured, (b) the policy number, (c) the period, scope and amount of coverage and (d) the premium most recently charged. With respect to each such Insurance Policy, except as would not be expected to result in a Material Adverse Effect: (i) the policy is legal, valid, binding and enforceable in accordance with its terms (subject to the General Enforceability Exceptions) and, except for policies that have expired under their terms in the ordinary course, is in full force and effect; (ii) no Company Entity is in material breach or default (including any such breach or default with respect to the payment of premiums or the giving of notice), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, under the policy; and (iii) to the Company’s Knowledge, no insurer on the policy has been declared insolvent or placed in receivership, conservatorship or liquidation.
Section 4.21   Transactions with Related Parties.   Except for agreements related to employment with Company Entities, and except as set forth in Section 4.19(a) of the Company Disclosure Schedules, there are no transactions, agreements, arrangements or understandings between any Company Entity, on the one hand, and any manager, officer or member (or Affiliate thereof) of any Company Entity, on the other hand, either (a) currently in effect or (b) that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act (if the Securities Act were applicable to such Company Entity).
Section 4.22   Brokers.   Except as set forth on Section 4.22 of the Company Disclosure Schedules, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangement made by or on behalf of any Company Entity.
Section 4.23   Exchange Act.   No Company Entity is currently (nor has it previously been) subject to the requirements of Section 12 of the Exchange Act.
Section 4.24   Parent Common Stock.   No Company Entity owns beneficially or of record any shares of Parent Common Stock or any securities convertible into, exchangeable for or carrying the right to acquire, any shares of Parent Common Stock.
Section 4.25   Information Supplied.   The information relating to the Company Entities furnished by or on behalf of the Company Entities in writing for inclusion in the Proxy Statement will not, as of the date of mailing of the Proxy Statement to the holders of Parent Common Stock or at the time of the Parent Stockholders’ Meeting, contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading, except for any change disclosed in writing by or on behalf of a Company Entity to Parent or its counsel prior to such mailing date pursuant to Section 6.8 hereof.
Section 4.26   Disclaimer of Other Warranties.
THE COMPANY AND ITS AFFILIATES HEREBY ACKNOWLEDGE THAT (A) NONE OF PARENT OR ANY OF ITS AFFILIATES OR REPRESENTATIVES HAS MADE, IS MAKING OR SHALL BE DEEMED TO MAKE TO THE COMPANY ENTITIES, OR THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES ANY REPRESENTATION OR WARRANTY OTHER THAN AS EXPRESSLY MADE BY PARENT TO THE COMPANY IN THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY CERTIFICATE DELIVERED BY OR ON BEHALF OF PARENT HEREUNDER AND (B) OTHER THAN AS EXPRESSLY MADE BY PARENT TO THE COMPANY IN THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY CERTIFICATE DELIVERED BY OR ON BEHALF OF PARENT HEREUNDER, NONE OF PARENT OR ANY OF ITS AFFILIATES OR REPRESENTATIVES HAS MADE, IS MAKING, OR SHALL BE DEEMED TO MAKE TO THE COMPANY ENTITIES, OR THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES OR ANY OTHER PERSON, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO (I) THE INFORMATION DISTRIBUTED OR MADE AVAILABLE TO THE COMPANY OR ITS REPRESENTATIVES BY OR ON BEHALF OF PARENT

IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, (II) ANY PRESENTATION, CONFIDENTIAL INFORMATION MEMORANDUM, OFFERING MATERIALS OR SIMILAR DOCUMENT OR (III) ANY FINANCIAL PROJECTION, FORECAST, ESTIMATE, BUDGET OR SIMILAR ITEM RELATING TO PARENT AND/OR THE BUSINESS, ASSETS, LIABILITIES, PROPERTIES, FINANCIAL CONDITION OF PARENT. THE COMPANY HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED ON ANY PROMISE, REPRESENTATION OR WARRANTY THAT IS NOT EXPRESSLY SET FORTH IN THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY CERTIFICATE DELIVERED BY OR ON BEHALF OF PARENT HEREUNDER. THE COMPANY ACKNOWLEDGES THAT IT HAS CONDUCTED, TO ITS SATISFACTION, AN INDEPENDENT INVESTIGATION AND VERIFICATION OF PARENT AND THE BUSINESS, ASSETS, LIABILITIES, PROPERTIES, AND FINANCIAL CONDITION OF PARENT AND, IN MAKING ITS DETERMINATION TO PROCEED WITH THE TRANSACTIONS, THE COMPANY HAS RELIED ON THE RESULTS OF ITS OWN INDEPENDENT INVESTIGATION AND VERIFICATION, IN ADDITION TO THE REPRESENTATIONS AND WARRANTIES OF PARENT EXPRESSLY AND SPECIFICALLY SET FORTH IN THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY CERTIFICATE DELIVERED BY OR ON BEHALF OF PARENT HEREUNDER.
Section 4.27   No Other Representations or Warranties.   THE COMPANY AND ITS AFFILIATES ARE MAKING NO REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, BEYOND THOSE EXPRESSLY GIVEN IN THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY CERTIFICATE DELIVERED BY OR ON BEHALF OF THE COMPANY HEREUNDER. IT IS UNDERSTOOD THAT ANY FINANCIAL ESTIMATE, FORECAST, PROJECTION OR OTHER PREDICTION AND ALL OTHER INFORMATION OR MATERIALS IN RESPECT OF THE BUSINESS, THE COMPANY OR ITS ASSETS THAT HAVE BEEN OR SHALL HEREAFTER BE PROVIDED BY OR ON BEHALF OF THE COMPANY OR THE COMPANY’S MEMBERS TO PARENT OR ANY OF ITS AFFILIATES OR ITS OR THEIR RESPECTIVE REPRESENTATIVES, WHETHER WRITTEN OR ORAL, ARE NOT, AND SHALL NOT BE RELIED UPON AS OR DEEMED TO BE, REPRESENTATIONS AND WARRANTIES OF THE COMPANY OR ANY OF ITS AFFILIATES OR REPRESENTATIVES, EXCEPT TO THE EXTENT EXPRESSLY PROVIDED IN THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY CERTIFICATE DELIVERED BY OR ON BEHALF OF THE COMPANY HEREUNDER.
ARTICLE V.
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Except with respect to matters set forth in the Parent Disclosure Schedules (it being agreed that any matter disclosed in the Parent Disclosure Schedules with respect to any section of this Agreement shall be deemed to have been disclosed with respect to any other section to the extent the applicability thereto is reasonably apparent from the face of such disclosure), Parent and Merger Sub jointly and severally represent and warrant to the Company as of the date of this Agreement as follows:
Section 5.1   Organization.   Parent is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as currently conducted, and, subject to, in the case of the consummation of the Merger, adoption of this Agreement by obtaining the Parent Stockholder Approval, has full requisite corporate power and authority to execute, deliver, and perform this Agreement and the Ancillary Agreements to which it is a party, and to consummate the Transactions contemplated hereby and thereby. Merger Sub is a limited liability company wholly owned by Parent that is duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all requisite limited liability company power and authority to execute, deliver, and perform this Agreement and the Ancillary Agreements to which it is a party, and to consummate the Transactions contemplated hereby and thereby.
Section 5.2   Authorization.   The execution, delivery and performance by Parent and Merger Sub of this Agreement, and each Ancillary Agreement to which it is a party, and the consummation by Parent and Merger Sub of the Transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or limited liability company action, as applicable, on the part of Parent and Merger Sub and no other corporate or limited liability company proceedings on the part of Parent or Merger Sub are necessary to authorize the execution, delivery and performance of this Agreement, any Ancillary Agreements to which it is a party or to consummate the Transactions, including the Merger, subject only, in the case of consummation of the Merger, to the receipt of the Parent Stockholder Approval. This Agreement has been and each Ancillary Agreement to which Parent or Merger Sub is a party will be, duly and validly executed and delivered by each of Parent and Merger Sub, and (assuming due authorization, execution and delivery by the other parties hereto) this Agreement constitutes a legal, valid and binding obligation of Parent and Merger Sub enforceable against Parent and Merger Sub in accordance with its terms, except as the enforceability hereof may be limited by the General Enforceability Exceptions. When each Ancillary Agreement to which Parent or Merger Sub is or will be a party has been duly executed and delivered by Parent or Merger Sub, as applicable, (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Agreement will constitute a legal and binding obligation of Parent and Merger Sub enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by the General Enforceability Exceptions.
Section 5.3   No Conflict.   Except as set forth in Section 5.3 of the Parent Disclosure Schedules, assuming the Parent Stockholder Approval and approval under the HSR Act have been obtained and the effectiveness of the Parent Charter and Bylaws Amendment, the execution, delivery, and performance by Parent and Merger Sub of this Agreement, and any Ancillary Agreement to which Parent or Merger Sub is a party, and the consummation by Parent and Merger Sub of the Transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the lapse of time, or both, (i) conflict with or result in a violation or breach of any provision of any applicable Law or Governmental Order applicable to Parent or Merger Sub, (ii) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of Parent or Merger Sub or (iii) result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration or create in any party the right to accelerate, terminate or modify, or require the consent of any third party under any provision of, any Contract to which Parent or Merger Sub is a party or by which it may be bound, or result in the creation or imposition of any Encumbrance of any nature whatsoever upon any assets or property of Parent or Merger Sub.
Section 5.4   Consents.   Except as set forth in Section 5.4 of the Parent Disclosure Schedules and for the filing of the Certificate of Merger with the Secretary of State of Delaware and such filings as may be required under the Securities Act, the Exchange Act and the HSR Act and any other applicable antitrust law, no consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Parent or Merger Sub in connection with the execution, delivery and performance of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions or the taking of any other action contemplated hereby and thereby.
Section 5.5   Brokers.   Except for as set forth in Section 5.5 of the Parent Disclosure Schedule (each of whose fees will constitute Parent Transaction Expenses and otherwise be paid by Parent), neither Parent nor Merger Sub has retained any broker, finder or investment banking firm to act on their behalf which is entitled to any fee or commission from the Company, Parent or Merger Sub upon consummation of the Transactions based upon arrangement made by or on behalf of Parent.
Section 5.6   SEC Filings.
(a)   Parent has filed and furnished in a timely manner all reports, schedules, forms, prospectuses and registration, proxy and other statements, in each case, required to be filed or furnished by it with or to the SEC (collectively, and in each case including all exhibits thereto and documents incorporated by reference therein, the “Parent SEC Documents”). As of their respective effective dates (in the case of Parent SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of the respective dates of the last amendment filed with the SEC (in the case of all other Parent SEC Documents), and except as set forth in Section 5.6(a) of the Parent Disclosure Schedules, the Parent SEC Documents complied in all material respects with the requirements of the Exchange Act and the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder, each as in effect on the applicable date referred to above, applicable to such

Parent SEC Documents, and none of the Parent SEC Documents as of such respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b)   The Parent SEC Documents contain true and complete copies of the audited balance sheet as of December 31, 2020, and statements of operations, cash flows and stockholders’ equity (deficit) of Parent for the period commencing on August 21, 2020 through December 31, 2020, together with the auditor’s report thereon, (the “Parent Financial Statements”). Except as disclosed in the Parent SEC Documents, the Parent Financial Statements (i) fairly present in all material respects the financial position of Parent as at the respective dates thereof, and the results of operations and cash flows for the respective periods then ended, (ii) were prepared in conformity with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto), and (iii) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof. The books and records of Parent have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements.
(c)   Parent has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act) and such disclosure controls and procedures are designed to ensure that material information relating to Parent is made known to Parent’s principal executive officer and its principal financial officer by others within Parent, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared.
(d)   There are no liabilities of Parent or Merger Sub, whether fixed, contingent or otherwise, other than liabilities (i) disclosed and provided for in the balance sheet included in the Form 10-K filed by Parent for the year ending December 31, 2020, (ii) incurred in the Ordinary Course since December 31, 2020, (iii) incurred in connection with the Transactions or (iv) which are not material, individually or in the aggregate, to Parent. There are no “off balance sheet arrangements” as defined in Item 303 of Regulation S-K under the Securities Act involving Parent. Parent and Merger Sub do not have any Indebtedness.
(e)   Since inception, (i) Parent has not received any complaint, allegation, assertion or claim, regarding the accounting or auditing practices, procedures, methodologies or methods of Parent or its internal accounting controls, including any compliant, allegation, assertion or claim that Parent has engaged in questionable accounting or auditing practices, and (ii) no attorney representing Parent has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar material violation by Parent or its officers, managers or employees to the board of directors of Parent or any committee thereof or to any director or officer of Parent pursuant to the rules of the SEC adopted under Section 307 of the Sarbanes-Oxley Act of 2002.
Section 5.7   Capitalization.
(a)   As of the date of this Agreement and without taking into effect the PIPE Investment, the authorized capital stock of Parent consists of: (i) 200,000,000 shares of Class A Parent Common Stock, of which 23,156,000 shares are outstanding; (ii) 20,000,000 shares of Class B Parent Common Stock, of which 5,789,000 shares are outstanding; and (iii) 1,000,000 shares of Parent Preferred Stock, of which no shares are outstanding. Warrants to purchase 22,415,400 shares of Class A Parent Common Stock are issued and outstanding. All shares of Parent Common Stock are validly issued, fully paid and nonassessable and not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right. Except as set forth in this Section 5.7(a), there are no outstanding shares of capital stock of or other voting securities or ownership interests in Parent.
(b)   Parent owns all of the issued and outstanding membership interests of Merger Sub. Except as described in the Parent SEC Documents, there are no outstanding securities convertible into, exchangeable for or carrying the right to acquire equity securities of Parent or Merger Sub, or subscriptions, warrants, options, rights (including preemptive rights), stock appreciation rights, phantom stock interests, or other arrangements or commitments obligating either Parent or Merger Sub to issue or dispose of any of its respective equity securities or any ownership interest therein. The consummation of the Transactions will not cause any Encumbrances to be created or suffered on the capital stock of either Parent or Merger Sub, other than Encumbrances created by the Company. Except as described in the Parent SEC Documents, there are no existing agreements, subscriptions, options, warrants, calls, commitments, trusts (voting or otherwise), or rights of any kind whatsoever between Parent or Merger Sub, on the one hand and any Person on the other hand with respect to the capital stock of Parent or any Subsidiary of Parent, including Merger Sub. Neither Parent, nor Merger Sub owns, directly or indirectly, any stock or other equity interest of any other Person.
(c)   The shares of Class B Parent Common Stock to be issued pursuant to this Agreement, assuming the Parent Stockholder Approval is obtained and the effectiveness of the Parent Charter and Bylaws Amendment, will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable.
(d)   Except as described in the Parent SEC Documents, there are no outstanding contractual obligations of Parent or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of or other equity interests in Parent or any of its Subsidiaries. All distributions, dividends, repurchases and redemptions in respect of the capital stock (or other equity interests) of Parent were undertaken in compliance with the Parent’s charter documents then in effect, any agreement to which Parent is a party (as disclosed in the Parent SEC Documents) and in compliance with applicable Law.
(e)   Parent has made available to the Company true, correct and complete copies of the Subscription Agreements. As of the date of this Agreement, the Subscription Agreements (i) are in full force and effect without amendment or modification, (ii) are the valid, binding and enforceable obligations of Parent and, to Parent’s Knowledge, each other party thereto, in each case, except for the Enforceability Exceptions, and (iii) have not been withdrawn, terminated or rescinded in any respect. The Subscription Agreements provide that the Company is a third-party beneficiary thereof and is entitled to enforce such agreements. There are no other Contracts between Parent and any PIPE Investor relating to any Subscription Agreement that would reasonably be expected to affect the obligations of the PIPE Investors to contribute to Parent the applicable portion of the PIPE Investment set forth in the Subscription Agreements, and, to Parent’s Knowledge, no facts or circumstances exist that may reasonably be expected to result in any of the conditions set forth in any Subscription Agreement not being satisfied, or the PIPE Investment not being available to Parent, on the Closing Date. No event has occurred that, with or without notice, lapse of time or both, would constitute a default or breach on the part of Parent under any material term or condition of any Subscription Agreement and, as of the date hereof, Parent has no reason to believe that it will be unable to satisfy in all material respects on a timely basis any term or condition of Closing to be satisfied by it contained in any Subscription Agreement.
Section 5.8   Litigation.   There is no Legal Proceeding pending or, to Parent’s Knowledge, threatened in writing, against Parent or Merger Sub at law, in equity or otherwise, or in, before, or by, any Governmental Authority. There are no material judgments or outstanding orders, injunctions, decrees, stipulations or awards against or affecting Parent or Merger Sub.
Section 5.9   Compliance with Laws.   Parent and Merger Sub are now and have been in compliance with all Laws applicable to their respective business, properties or assets, except, in each case, for any such noncompliance that would not have or reasonably be expected to have a Parent Material Adverse Effect. All Permits required for Parent and Merger Sub to conduct their business as currently conducted have been obtained and are valid and in full force and effect. Neither Parent nor Merger Sub has received any written notice of any violation of Law.
Section 5.10   Stock Exchange Listing.   Since November 6, 2020, Parent has complied in all material respects with the applicable listing and corporate governance rules and regulations of the Stock Exchange. The Class A Parent Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed for trading on the Stock Exchange. There is no Legal Proceeding pending or, to Parent’s Knowledge, threatened against Parent by the Stock Exchange, the SEC or the Financial Industry Regulatory Authority

to prohibit, suspend or terminate the listing of the Class A Parent Common Stock on the Stock Exchange. Parent has taken no action designed to terminate the registration of Class A Parent Common Stock and any registered warrants.
Section 5.11   Capitalization of Parent Post-Closing.   Except as set forth in Section 5.11 of the Parent Disclosure Schedules or in the Parent SEC Documents, immediately following the Closing, neither Parent nor any Subsidiary of Parent will have outstanding securities convertible into, exchangeable for or carrying the right to acquire equity securities of Parent or any Subsidiary of Parent, or subscriptions, warrants, options, rights (including pre-emptive rights), stock appreciation rights, phantom stock interests or other arrangements or commitments obligating Parent or any Subsidiary of Parent to issue or dispose of any of its respective equity securities or any other ownership interest in Parent or any of its Subsidiaries.
Section 5.12   Transactions with Related Parties.   Except as set forth in Section 5.12 of the Parent Disclosure Schedules or the Parent SEC Documents, there are no transactions, agreements, arrangements or understandings between Parent, on the one hand, and any director, officer or stockholder (or Affiliate thereof) of Parent, on the other hand, either (a) currently in effect or (b) that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act.
Section 5.13   Board Approval; Stockholder Vote.   The board of directors or other governing body of Parent and Merger Sub (including any required committee or subgroup of the board of directors or other governing body of each such Person) has unanimously (a) approved and declared the advisability of this Agreement and the Ancillary Agreements and the consummation of the Transactions, and (b) determined that the consummation of the Transactions are in the best interests of Parent and Merger Sub (as applicable) and the Parent Stockholders and Merger Sub (as applicable). Other than the approval of the Voting Matters, no other corporate proceedings on the part of Parent or Merger Sub are necessary to approve the consummation of the transactions contemplated hereby.
Section 5.14   Trust Account.   Parent has made available to the Company a true, correct and complete copy of the fully executed Investment Management Trust Agreement (the “Trust Agreement”), dated November 5, 2020, by and between Parent and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). As of the date of this Agreement, Parent has at least $236,200,000 in the account established by Parent for the benefit of certain Parent Stockholders and the underwriter of Parent’s initial public offering (the “Trust Account”), with such funds invested in government securities or money market funds meeting certain conditions pursuant to the Trust Agreement. The Trust Agreement is in full force and effect and is a legal, valid and binding obligation of Parent and, to Parent’s Knowledge, the Trustee, enforceable in accordance with its terms, subject to the General Enforceability Exceptions. The Trust Agreement has not been terminated, repudiated, rescinded, amended or supplemented or modified, in any respect, and no such termination, repudiation, rescission, amendment, supplement or modification is contemplated. There are no side letters and (except for the Trust Agreement) there are no agreements, contracts, arrangements or understandings, whether written or oral, with the Trustee or any other Person that would (i) cause the description of the Trust Agreement in the Parent SEC Documents to be inaccurate or (ii) entitle any Person (other than (A) the underwriter of Parent’s initial public offering and (B) holders of Class A Parent Common Stock who have elected to redeem their Class A Parent Common Stock in accordance with the Parent’s charter documents) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released, except to pay income taxes from any interest earned in the Trust Account and to redeem Class A Parent Common Stock in accordance with the provisions of Parent’s charter documents. There is no Legal Proceeding pending, or to Parent’s Knowledge, threatened in writing with respect to the Trust Account.
Section 5.15   Taxes.
(a)   All income, sales and use and other material Tax Returns required to be filed on or before the Closing Date by Parent have been, or will be, timely filed (giving effect to all extensions validly obtained). Such Tax Returns are, or will be, true, complete and correct in all material respects. All material Taxes due and owing by Parent (whether or not shown on any Tax Return) have been, or will be, timely paid.
(b)   Parent has withheld and paid each Tax required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, agent, creditor, customer,

shareholder or other party, and complied in all material respects with all information reporting and backup withholding provisions of applicable Law.
(c)   No written claim has been made by any Tax Authority in any jurisdiction where Parent does not file Tax Returns that it is, or may be, subject to Tax by that jurisdiction.
(d)   No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of Parent, which extension or waiver is still in effect.
(e)   There is no Tax Proceeding now being conducted, pending or threatened in writing (or, to the Parent’s Knowledge, otherwise threatened) with respect to any Taxes or Tax Returns of or with respect to Parent. Parent has not commenced a voluntary disclosure proceeding in any jurisdiction that has not been fully resolved or settled.
(f)   All deficiencies asserted, or assessments made, against Parent as a result of any completed examinations by any Tax Authority have been fully paid.
(g)   Parent is not a party to any current Legal Proceeding by any Tax Authority, and no written notice has been received as to any threatened Legal Proceedings by any Tax Authority.
(h)   There are no Encumbrances for Taxes (other than Permitted Encumbrances) upon the assets of Parent.
(i)   Parent is not a party to, or bound by, any Tax indemnity, Tax sharing or Tax allocation agreement (excluding any agreement entered into in the Ordinary Course, the primary purpose of which is not related to Taxes).
(j)   No private letter rulings, technical advice memoranda or similar agreement or rulings have been requested, entered into or issued by any Tax Authority with respect to Parent.
(k)   Parent has not been a member of an affiliated, combined, consolidated or unitary Tax group for Tax purposes (other than a group of which the common parent is Parent). Parent has no Liability for Taxes of any Person (other than a Person that is a member of a group of which Parent is the common parent) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local or foreign Law), as transferee or successor or by contract.
(l)   Parent will not be required to include an item of income, or exclude an item of deduction, for any period after the Closing Date (determined with and without regard to the transactions contemplated hereby) as a result of: (i) an installment sale transaction occurring on or before the Closing Date governed by Code Section 453 (or any similar provision of state, local or non-U.S. laws); (ii) a transaction occurring on or before the Closing Date reported as an open transaction for U.S. federal income Tax purposes (or any similar doctrine under state, local, or non-U.S. laws); (iii) any prepaid amounts received or paid on or prior to the Closing Date or deferred revenue realized, accrued or received on or prior to the Closing Date; (iv) a change in method of accounting with respect to a Pre-Closing Tax Period that occurs or was requested on or prior to the Closing Date (or as a result of an impermissible method used in a Pre-Closing Tax Period); (v) an agreement entered into with any Governmental Authority (including a “closing agreement” under Code Section 7121) on or prior to the Closing Date; (vi) the application of Code Section 263A (or any similar provision of state, local, or non-U.S. laws); or (vii) intercompany transaction occurring or any excess loss account existing on or prior to the Closing Date, in each case described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local, or non-U.S. laws). Parent does not use the cash method of accounting for income Tax purposes and will not be required to make any payment after the Closing Date as a result of an election under Section 965 of the Code (or any similar provision of state, local, or non-U.S. laws).
(m)   Parent has not (i) elected to defer the payment of any “applicable employment taxes” (as defined in Section 2302(d)(1) of the CARES Act) pursuant to Section 2302 of the CARES Act, (ii) deferred payment of any Taxes (including withholding Taxes) pursuant to Internal Revenue Service Notice 2020-65 or any related or similar order or declaration from any Governmental Authority

(including, without limitation, the Presidential Memorandum, dated August 8, 2020, issued by the President of the United States) or (iii) claimed any “employee retention credit” pursuant to Section 2301 of the CARES Act.
(n)   Parent is not, and has not been, a party to, or a promoter of, a “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b).
Section 5.16   Information Supplied.   The information relating to Parent and Merger Sub furnished by or on behalf of Parent and Merger Sub in writing for inclusion in the Proxy Statement will not, as of the date of mailing of the Proxy Statement to the holders of Parent Common Stock or at the time of the Parent Stockholders’ Meeting, contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading, except for any change disclosed in writing by or on behalf of Parent to the Company or its counsel prior to such mailing date pursuant to Section 6.8 hereof.
Section 5.17   Organization and Operations of Parent and Merger Sub.
(a)   Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has not conducted any business prior to the date hereof and has no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the other transactions contemplated by this Agreement.
(b)   Except for Merger Sub, Parent has no Subsidiaries and does not own, directly or indirectly, any equity interests or other interests or investments (whether equity or debt) in any other Person, whether incorporated or unincorporated.
(c)   Except as provided for in the Ancillary Agreements, neither Parent nor Merger Sub is party to any Contract that obligates Parent or Merger Sub to invest money in, loan money to or make any capital contribution to any other Person. Parent is not party to any Contract that is material to Parent, other than the Parent Material Contracts. Parent has performed all material obligations required to be performed by it to date under the Parent Material Contracts and is not (with or without the lapse of time or the giving of notice, or both) in breach or default thereunder in any material respect.
(d)   Parent is not, and following the Closing will continue not to be, an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act. Parent constitutes an “emerging growth company” within the meaning of the JOBS Act.
(e)   Parent owns good and marketable title to, or holds a valid leasehold interest in, or a valid license to use, all of the assets used by Parent in the operation of its business and which are material to Parent, free and clear of any Encumbrances (other than Permitted Encumbrances).
(f)   Parent is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.
Section 5.18   Independent Investigation.   Parent has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Company Entities and is capable of bearing the economic risks of such investment. Parent has conducted its own independent review and analysis of, and based thereon has formed an independent judgment concerning, the assets, liabilities, condition, operations and prospects of the business of the Company Entities. In entering into this Agreement and the other Ancillary Agreements to which they are parties, Parent and Merger Sub have relied solely upon their own review and analysis and the specific representations and warranties of the Company expressly set forth in ARTICLE IV and not on any representations, warranties, statements or omissions by any Person other than the Company, or by the Company other than those specific representations and warranties expressly set forth in ARTICLE IV.
Section 5.19   Disclaimer of Other Warranties.   PARENT AND MERGER SUB HEREBY ACKNOWLEDGE THAT (A) NONE OF THE COMPANY OR ANY OF ITS RESPECTIVE AFFILIATES OR REPRESENTATIVES HAS MADE, IS MAKING OR SHALL BE DEEMED TO

MAKE TO PARENT, MERGER SUB, OR THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES ANY REPRESENTATION OR WARRANTY OTHER THAN AS EXPRESSLY MADE BY THE COMPANY TO PARENT AND MERGER SUB IN THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY CERTIFICATE DELIVERED BY OR ON BEHALF OF THE COMPANY HEREUNDER AND (B) OTHER THAN AS EXPRESSLY MADE BY THE COMPANY TO PARENT AND MERGER SUB IN THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY CERTIFICATE DELIVERED BY OR ON BEHALF OF THE COMPANY HEREUNDER, NONE OF THE COMPANY OR ANY OF ITS RESPECTIVE AFFILIATES OR REPRESENTATIVES HAS MADE, IS MAKING, OR SHALL BE DEEMED TO MAKE TO PARENT OR MERGER SUB, OR THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES OR ANY OTHER PERSON, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO (I) THE INFORMATION DISTRIBUTED OR MADE AVAILABLE TO PARENT OR ITS REPRESENTATIVES BY OR ON BEHALF OF THE COMPANY IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, (II) ANY MANAGEMENT PRESENTATION, CONFIDENTIAL INFORMATION MEMORANDUM OR SIMILAR DOCUMENT OR (III) ANY FINANCIAL PROJECTION, FORECAST, ESTIMATE, BUDGET OR SIMILAR ITEM RELATING TO THE COMPANY AND/OR THE BUSINESS, ASSETS, LIABILITIES, PROPERTIES, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROJECTED OPERATIONS OF THE FOREGOING. EACH OF PARENT AND MERGER SUB HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED ON ANY PROMISE, REPRESENTATION OR WARRANTY THAT IS NOT EXPRESSLY SET FORTH IN THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY CERTIFICATE DELIVERED BY OR ON BEHALF OF THE COMPANY HEREUNDER. EACH OF PARENT AND MERGER SUB ACKNOWLEDGES THAT IT HAS CONDUCTED, TO ITS SATISFACTION, AN INDEPENDENT INVESTIGATION AND VERIFICATION OF THE COMPANY AND THE BUSINESS, ASSETS, LIABILITIES, PROPERTIES, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROJECTED OPERATIONS OF THE FOREGOING AND, IN MAKING ITS DETERMINATION TO PROCEED WITH THE TRANSACTIONS, EACH OF PARENT AND MERGER SUB HAS RELIED ON THE RESULTS OF ITS OWN INDEPENDENT INVESTIGATION AND VERIFICATION, IN ADDITION TO THE REPRESENTATIONS AND WARRANTIES OF THE COMPANY EXPRESSLY AND SPECIFICALLY SET FORTH IN THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY CERTIFICATE DELIVERED BY OR ON BEHALF OF THE COMPANY HEREUNDER.
Section 5.20   No Other Representations or Warranties.   PARENT AND ITS AFFILIATES ARE MAKING NO REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, BEYOND THOSE EXPRESSLY GIVEN IN THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY CERTIFICATE DELIVERED BY OR ON BEHALF OF PARENT HEREUNDER. IT IS UNDERSTOOD THAT ANY FINANCIAL ESTIMATE, COST ESTIMATE, FORECAST, PROJECTION OR OTHER PREDICTION AND ALL OTHER INFORMATION OR MATERIALS IN RESPECT OF THE BUSINESS AND AFFAIRS OR HOLDINGS OF PARENT OR ITS ASSETS THAT HAVE BEEN OR SHALL HEREAFTER BE PROVIDED BY OR ON BEHALF OF PARENT TO THE COMPANY ENTITIES OR ANY OF ITS AFFILIATES OR ITS OR THEIR RESPECTIVE REPRESENTATIVES, WHETHER WRITTEN OR ORAL, OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING, BUT NOT LIMITED TO, ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY OR ON BEHALF OF PARENT OR ITS AFFILIATES, ARE NOT, AND SHALL NOT BE RELIED UPON AS OR DEEMED TO BE, REPRESENTATIONS AND WARRANTIES OF PARENT OR ANY OF ITS AFFILIATES OR REPRESENTATIVES, EXCEPT TO THE EXTENT EXPRESSLY PROVIDED IN THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY CERTIFICATE DELIVERED BY OR ON BEHALF OF PARENT HEREUNDER.

ARTICLE VI.
COVENANTS AND AGREEMENTS
Section 6.1   Access to, and Information of, the Company; Financial Statements of the Company.
(a)   From the date hereof until the earlier of the termination of this Agreement in accordance with its terms and the Closing, subject to applicable Law, the Company shall permit Parent and Merger Sub and their respective advisers and other representatives to have reasonable access to the Company Entities’ officers, employees, agents, offices, properties and facilities, books and records, Contracts and other documents and data related to the Company Entities; provided, however, that any such access shall (x) be upon no less than two (2) Business Days prior written notice from Parent to the Company, and (y) be conducted at Parent’s sole cost and expense, during normal business hours and in such a manner as not to interfere unreasonably with the normal operations of the Company, and (z) not include any invasive sampling or testing without the prior written consent of the Company Entities, which can be withheld in the Company’s sole discretion. All information provided to or obtained by Parent heretofore or hereafter, including pursuant to this Section 6.1 or pursuant to the Company Disclosure Schedules, shall be held in confidence by Parent in accordance with and subject to the terms of the Non-Disclosure Agreement, dated December 10, 2020, between Parent and the Company (the “Confidentiality Agreement”) and nothing herein shall modify or limit the obligations of Parent set forth therein. Notwithstanding anything herein to the contrary, the Company shall not be required to take any action, provide any access or furnish any information that the Company in good faith reasonably believes would be reasonably likely to (A) cause or constitute a waiver of the attorney-client or other privilege or (B) violate any Contract to which any Company Entity is a party or bound. No information provided to or obtained by Parent pursuant to this Section 6.1(a) shall limit or otherwise affect the remedies available hereunder to Parent, or act as a waiver or otherwise affect the representations or warranties of Company and its Subsidiaries in this Agreement.
(b)   The parties hereby acknowledge and agree that the Confidentiality Agreement shall be automatically terminated effective as of the Closing without any further action by any party or any other Person.
Section 6.2   Conduct of Business by the Company Entities.   From the date hereof until the earlier of the termination of this Agreement in accordance with its terms and the Closing, except (i) as otherwise provided in this Agreement or required by Law, (ii) consented to in writing by Parent (which consent shall not be unreasonably withheld, conditioned or delayed), or (iii) as set forth in Section 6.2, the Company shall, and shall cause each Company Entity to, operate the Business in all material respects in the Ordinary Course, including with respect to working capital practices and procedures; provided, that, the Company Entities may take any action in response to COVID-19, including the establishment of any (or maintenance of any existing) policy, procedure or protocol, in order to respond to the impact of COVID-19; provided, further, in each case, that (a) such actions are commercially reasonable, taken in good faith and taken to preserve the continuity of the Business, and/or the health and safety of their respective employees and (b) the Company shall, to the extent reasonably practicable, inform Parent of any such actions prior to the taking thereof and shall consider in good faith any suggestions or modifications from Parent with respect thereto. Except as set forth in Schedule 6.2, without limiting the foregoing, from the date hereof until the earlier of the termination of this Agreement in accordance with its terms and the Closing, the Company shall not, and shall cause each other Company Entity not to:
(a)   amend or change in any way its certificate of formation, operating agreement or other organizational documents;
(b)   (i) issue, sell, pledge, dispose, grant or encumber, or authorize the issuance, sale, pledge, disposal, grant or encumbrance of, any equity interests of the Company or any of its Subsidiaries, or any options, warrants, convertible securities or other rights of any kind to acquire any equity interests (including, without limitation, any phantom interest), of the Company or any of its Subsidiaries; or (ii) sell, assign, transfer, convey, lease or otherwise dispose of any material assets or properties of the Company or any of its Subsidiaries, except for transactions in the Ordinary Course;
(c)   form any Subsidiary or acquire any equity interest or other interest in any other entity or enter into a joint venture with any other entity;

(d)   other than the payment of tax distributions in accordance with Section 7.3 of the Current LLC Agreement, as in effect on the date hereof, or any distributions between the Company and OpCo, declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of the Company’s equity interests or its Subsidiary’s capital stock or equity interests;
(e)   reclassify, combine, split, recapitalize, subdivide or redeem, or purchase or acquire, directly or indirectly, any of the Company’s equity interests or otherwise amend any terms of any Company Entities’ equity interests;
(f)   incur, assume or guarantee of any Indebtedness by any Company Entity (other than ordinary course trade payables or draw-downs under the Company Debt Documents and the Exchangeable Notes);
(g)   impose any material Encumbrance upon any Company Entity’s properties, capital stock or assets, tangible or intangible;
(h)   (i) except in the Ordinary Course and with respect to the Employment Agreements, grant any material bonuses, whether monetary or otherwise, or material increase in any wages, salary, severance, pension or other compensation or benefits in respect of its current or former employees, officers, managers or consultants, except as required by applicable Law, or (ii) materially change the terms of employment of any employee or terminate any employees, in each case for which the aggregate costs in connection with such changes or terminations for any one employee exceed $250,000;
(i)   other than with respect to the Employment Agreements, the Parent Equity Compensation Plan, the Parent Employee Stock Purchase Plan, or as required by applicable Law or in the Ordinary Course, adopt, amend, modify or terminate any: (i) Benefit Plan or (ii) collective bargaining or other agreement with a union;
(j)   (i) make any loan to, (ii) forgive any loan of, or (iii) except as contemplated by this Agreement, enter into any Contract with, any of its Holders or current or former members, managers, officers and employees;
(k)   enter into a new line of business that is unrelated to the current Business or abandon or discontinue an existing line of business;
(l)   except for the Merger, adopt any plan of merger, consolidation, reorganization, liquidation or dissolution or file a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law;
(m)   acquire by merger or consolidate with, or purchase a substantial portion of the assets or stock of, or by any other manner (including, without limitation, by merger, consolidation or acquisition of stock or substantially all of the assets or any other business combination), any business or any Person or any division thereof;
(n)   materially amend (other than reasonable and usual amendments in the Ordinary Course) the accounting policies or procedures of the Company, other than as required by GAAP;
(o)   amend in a manner that is material and adverse to the Company or any of its Subsidiaries any Material Contract;
(p)   waive, release, assign; settle, compromise or otherwise resolve any Legal Proceeding, other than waivers, releases, assignments, settlements or compromises that are solely monetary in nature and do not exceed $1,000,000 individually or $2,000,000 in the aggregate;
(q)   (i) make, change or rescind any material Tax election, (ii) amend any material Tax Return, (iii) settle any income or other material Tax Proceeding or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment (it being understood that any Tax Proceeding, or Tax claim or assessment that are solely monetary in nature and relate to Tax liabilities of the Company and its Subsidiaries that do not exceed $1,000,000 shall not be considered material purposes of this clause (iii)), (iv) surrender any right to claim a Tax refund, (v) adopt (inconsistent with past practices) or change any method of accounting with respect to Taxes, or (vi) enter into any Tax indemnity, Tax sharing or Tax allocation agreement (excluding any agreement entered into in the Ordinary Course, the primary purpose of which is not related to Taxes);
(r)   acquire any ownership interest in any real property, other than in the Ordinary Course;
(s)   limit the right of the Company Entities to engage in any line of business or in any geographic area, to develop, market or sell products or services, or to compete with any Person, in each case, except where such limitation does not, and would not be reasonably likely to, individually or in the aggregate, materially and adversely affect, or materially disrupt, the operation of the Business, taken as a whole, in the Ordinary Course;
(t)   grant to, or agree to grant to, any Person rights to any Intellectual Property that is material to the Company Entities, taken as a whole, or sell, lease, license (other than licenses to Intellectual Property granted by the Company Entities in the Ordinary Course), abandon or permit to lapse or become subject to a Encumbrance (other than a Permitted Encumbrance) or otherwise dispose of, any rights to any Intellectual Property that is material to the Company Entities, taken as a whole, except for the expiration of Company IP Registrations in accordance with the applicable statutory term (or in the case of domain names, applicable registration period) or in the reasonable exercise of the Company’s business judgment as to the costs and benefits of maintaining the item;
(u)   disclose or agree to disclose to any Person (other than Parent or any of its representatives) any material trade secret or any other material confidential or proprietary information, know-how or process of the Company or any of its Subsidiaries other than in the Ordinary Course or pursuant to obligations to maintain the confidentiality thereof;
(v)   make or commit to make capital expenditures outside of the Ordinary Course other than in an amount not in excess of $2,000,000 or as contemplated by the Company Entities’ annual budget, in the aggregate; or
(w)   enter into any Contract or other binding commitment to do any of the foregoing.
Section 6.3   Further Assurances.
(a)   Each party hereto shall, as promptly as reasonably practicable, (i) make, or cause or be made, all filings and submissions required under any applicable Law to consummate the transactions contemplated hereunder (including those under the HSR Act); and (ii) use reasonable best efforts to obtain, or cause to be obtained, all consents, authorizations, orders and approvals from all Governmental Authorities that may be or become necessary for its execution and delivery of this Agreement and the performance of its obligations pursuant to this Agreement and the Ancillary Agreements. In the case of any filings required under the HSR Act, each party shall make such filings in no event later than ten (10) Business Days from the execution of this Agreement, and any filing fees associated therewith shall be paid by Parent and such initial filings shall request early termination of any applicable waiting period under the HSR Act. Each party shall use reasonable best efforts to cooperate fully with the other party and its Affiliates in promptly seeking to obtain all such consents, authorizations, orders and approvals. Each party agrees not to extend any waiting period under the HSR Act or enter into any agreement with any Governmental Authority not to consummate the transactions contemplated by this Agreement, except with the prior written consent of the other party not to be unreasonably withheld, conditioned or delayed. The parties hereto shall not willfully take any action that will have the effect of delaying, impairing or impeding in any material respect the receipt of any required consents, authorizations, orders and approvals that, if not received, would have or would reasonably be expected to have, a material adverse impact on the business of the Company Entities, taken as a whole.
(b)   Subject to the terms and conditions set forth herein and to applicable Law, the Company and Parent shall cooperate and use their respective commercially reasonable efforts to give all notices to, and obtain all consents from, all third parties that are described in Sections 4.2 and 4.3 of the Company Disclosure Schedules.

(c)   Without limiting the generality of the parties’ undertakings pursuant to subsections (a) and (b) above, each of the parties hereto shall use its reasonable best efforts to (i) respond to any inquiries by any Governmental Authority regarding antitrust or other matters with respect to the transactions contemplated by this Agreement or any Ancillary Agreement; and (ii) in the event any Governmental Order adversely affecting the ability of the parties to consummate the transactions contemplated by this Agreement or any Ancillary Agreement has been issued, to have such Governmental Order vacated or lifted; provided that no party nor any of their respective Affiliates shall be obligated in the exercise of such efforts to propose, negotiate, commit to or effect, by consent decree, hold separate orders, or otherwise, the sale, divesture or disposition of any of its assets, properties or businesses or any of the assets, properties or businesses to be acquired by it pursuant to this Agreement.
(d)   To the extent reasonably practicable and upon request, all material analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals made by or on behalf of either party before any Governmental Authority or the staff or regulators of any Governmental Authority, in connection with the transactions contemplated hereunder (but, for the avoidance of doubt, not including any interactions between the Company Entities and Governmental Authorities in the Ordinary Course unrelated to the transactions contemplated hereunder, any disclosure which is not permitted by Law or any disclosure containing confidential information) shall be disclosed to the other party hereunder in advance of any filing, submission or attendance, it being the intent that the parties will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any such analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals. Each party shall, to the extent not prohibited by applicable Law, give notice to the other party with respect to any meeting, discussion, appearance, contact, or any material communication with any Governmental Authority or the staff or regulators of any Governmental Authority in connection with the transactions contemplated hereunder, with such notice being sufficient to provide the other party with the opportunity to attend and participate in such meeting, discussion, appearance or contact.
Section 6.4   Public Announcements(a).   Except as otherwise provided herein, the timing and content of all public announcements regarding any aspect of this Agreement, the Merger and the other transactions contemplated hereby, whether to the financial community, Governmental Authorities, the general public or otherwise shall be mutually agreed upon in advance by the Company and Parent; provided, however, that each party hereto may make any such announcement which, based on the written opinion of external counsel, is required by applicable Law. Notwithstanding the foregoing, each party shall use its reasonable best efforts to consult with the other parties prior to any such announcement to the extent practicable, shall take into account, in good faith, any comments provided by the other party, and shall in any event promptly provide the other parties hereto with copies of any such announcement. Disclosures resulting from the parties’ efforts to obtain approval or early termination under the HSR Act and to make any relating filing shall be deemed not to violate this Section 6.4. This Section 6.4 shall not apply to communications by any party to its counsel, accountants or other advisors or, if the substance of such communication would not reasonably be expected to require Parent to file a Form 8-K and/or make a disclosure under Regulation FD promulgated under the Exchange Act.
Section 6.5   Member Consent.   The Company shall use its reasonable best efforts to obtain and deliver to Parent a true and correct copy of, as promptly as reasonably practicable (and in any event within five (5) Business Days) following the date of this Agreement (the “Written Consent Deadline”), the Company Member Vote pursuant to a written consent of the Company’s members in a form reasonably acceptable to Parent (the “Written Consent”). The materials submitted to the Company’s members in connection with the Written Consent shall include the Company Board Recommendation.
Section 6.6   Forms of Consents and Waivers.   Any consents, waivers, approvals and notices necessary, proper or advisable to consummate the transactions described herein shall be in form and substance reasonably satisfactory to the Company and Parent, and executed counterparts of any consents, waivers and approvals shall be delivered to the other party as promptly as reasonably practicable after receipt thereof, and copies of such notices shall be delivered to the other party as promptly as reasonably practicable after the making thereof. Except with respect to costs that constitute Reimbursable Transaction Expenses (which Reimbursable Transaction Expenses will be handled as otherwise set forth in this Agreement), any costs incurred as payments to any Person with respect to such consents, waivers, approvals and notices shall be borne by the party seeking such consents, waivers, approvals or notices. In the event the Closing does not occur, any such costs shall be borne by the Person incurring such costs.
Section 6.7   Director & Officer Indemnification.
(a)   The Surviving Entity immediately following the Merger Effective Time shall ensure that all rights to indemnification, advancement of expenses, and limitation of liability now existing in favor of any individual who, at or prior to the Merger Effective Time was, a manager, director and officer of (i) the Company Entities (the “Company Indemnified Persons”) and (ii) Parent (the “Parent Indemnified Persons” and together with the Company Indemnified Persons, collectively, with such individual’s heirs, executors or administrators, the “Indemnified Persons”) solely to the extent provided in the respective governing documents and indemnification or similar agreements to which the Company or any of its Subsidiaries, on the one hand, or Parent on the other hand, is a party or bound, shall survive the Merger and shall continue in full force and effect for a period of six (6) years from the Merger Effective Time and indemnification or similar agreements and the provisions with respect to indemnification, advancement of expenses, and limitations on liability set forth in such governing documents shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights of the Indemnified Persons thereunder; provided, that in the event any claim or claims are asserted or made within such six (6) year period, all rights to indemnification, advancement of expenses, and limitation of liability in respect of any such claim or claims shall continue until final disposition of any and all such claims. Neither Parent nor the Surviving Entity shall settle, compromise or consent to the entry of judgment in any Legal Proceeding or threatened Legal Proceeding involving or potentially involving one or more Indemnified Persons without obtaining (i) an express, complete and unconditional release for any such Indemnified Person (and their respective directors, officers, employees and Representatives) or (ii) written consent from any such Indemnified Person.
(b)   Prior to the Closing, the Company shall obtain and pay for a “tail” officers’ and directors’ liability insurance policy with a claims period of at least six (6) years from the Merger Effective Time with at least the same coverage and amount and containing terms and conditions that are not less advantageous to the managers and officers of the Company as the Company’s existing policies with respect to claims arising out of or relating to events which occurred before or at the Merger Effective Time (including in connection with the transactions contemplated by this Agreement) (the “D&O Tail Policy”). The cost of the D&O Tail Policy shall be a Reimbursable Transaction Expense. During the term of the D&O Tail Policy, Parent shall not (and shall cause the Surviving Entity not to) take any action following the Closing to cause the D&O Tail Policy to be cancelled or any provision therein to be amended or waived.
(c)   From and after the Merger Effective Time, Parent shall cause the Surviving Entity to, and the Surviving Entity shall, indemnify, defend and hold harmless, as set forth as of the date hereof in the organizational documents of the Company and its Subsidiaries and to the fullest extent permitted under applicable Law, all Indemnified Persons with respect to all acts and omissions arising out of such individuals’ services as officers, managers, employees or agents of the Company or any of its Subsidiaries or as trustees or fiduciaries of any plan for the benefit of employees of the Company or any of its Subsidiaries, occurring at or prior to the Merger Effective Time, including the execution of, and the transactions contemplated by, this Agreement. Without limitation of the foregoing, in the event that any such Indemnified Person is or becomes involved, in any capacity, in any action, proceeding or investigation in connection with any matter for which indemnification is available pursuant to the foregoing sentence, including the transactions contemplated by this Agreement, the Surviving Entity, from and after the Merger Effective Time, shall pay, as incurred, such Indemnified Person’s legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, within thirty (30) days after any request for advancement (including attorneys’ fees which may be incurred by any Indemnified Person in enforcing this Section 6.7), subject to receipt of an undertaking from such Indemnified Person to repay such advancement if such Indemnified Person is ultimately determined to not be entitled to indemnification hereunder.
(d)   Notwithstanding any other provisions hereof, the obligations of Parent and the Surviving Entity contained in this Section 6.7 shall be binding upon the successors and assigns of Parent and the

Surviving Entity. In the event Parent or the Surviving Entity, or any of their respective successors or assigns, (i) consolidates with or merges into any other Person, or (ii) transfers all or substantially all of its properties or assets to any Person, then, and in each case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Entity, as the case may be, honor the indemnification and other obligations set forth in this Section 6.7.
(e)   This Section 6.7 shall survive the consummation of the Merger, is intended to benefit, and shall be enforceable by each Indemnified Person and their respective successors, heirs and representatives, and shall not be amended in any manner that is adverse to an Indemnified Person without the prior written consent of the Member Representative.
Section 6.8   Proxy Statement; Parent Stockholders’ Meeting.
(a)   As promptly as reasonably practicable after the date of this Agreement, Parent shall, in consultation with the Company, prepare and file a proxy statement of Parent on Form Schedule 14-A with the SEC (as such filing is amended or supplemented, the “Proxy Statement”) for the purposes of soliciting proxies from Parent’s stockholders to obtain the requisite approval of the transactions contemplated hereby and the other matters to be voted on at a meeting of the holders of Parent Common Stock to be called and held for such purpose (the “Parent Stockholders’ Meeting”). As promptly as reasonably practicable after the execution of this Agreement, Parent shall, in consultation with the Company, prepare and file any other filings required under, and in accordance with, the Exchange Act, the Securities Act, the applicable Stock Exchange listing rules or any other Laws relating to the transactions contemplated hereby (collectively, the “Other Filings”). Parent shall notify the Company promptly upon the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other Governmental Authority for amendments or supplements to the Proxy Statement or any Other Filing or for additional information, and, each of Parent and the Company will use their respective reasonable best efforts to respond as promptly as reasonably practicable to and resolve all such comments and requests. To the extent not prohibited by Law, as promptly as practicable after receipt thereof, Parent shall provide the Company and its counsel with copies of all written correspondence between Parent or any of its representatives, on the one hand, and the SEC, or its staff or other government officials, on the other hand, with respect to the Proxy Statement or any Other Filing. Parent shall permit the Company and its counsel to review the Proxy Statement and any exhibits, amendments or supplements thereto and shall consult with the Company and its advisors, in good faith, concerning any comments from the SEC with respect thereto, and shall reasonably consider and take into account the reasonable suggestions, comments or opinions of the Company and its advisors, and shall not file the Proxy Statement or any exhibits, amendments or supplements thereto or any response letters to any comments from the SEC without the prior written consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that Parent shall be permitted to make such filing or response in the absence of such consent if the basis of the Company’s failure to consent is the Company’s unwillingness to permit the inclusion in such filing or response of information that, based on the written advice of outside counsel to Parent, is required by the SEC and United States securities Laws to be included therein. Whenever any event occurs which would reasonably be expected to result in the Proxy Statement containing any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, Parent or the Company, as the case may be, shall promptly inform the other party of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to Parent Stockholders, an amendment or supplement to the Proxy Statement.
(b)   The Proxy Statement will be sent to the Parent Stockholders as promptly as reasonably practicable following its approval by the SEC for the purpose of soliciting proxies from holders of Parent Common Stock to vote at the Parent Stockholders’ Meeting in favor of: (i) the adoption of this Agreement and the approval of the Merger and other transactions contemplated hereby; (ii) adoption of the Parent Amended and Restated Certificate of Incorporation and the Parent Amended and Restated Bylaws to increase the authorized number of shares of Parent Common Stock, change the name of Parent to “CompoSecure, Inc.”, and such other changes as agreed by Parent and the Company (the “Parent Charter and Bylaws Amendment”); (iii) approval as required by the applicable Stock Exchange listing rules of the issuance of more than 20% of Parent’s issued and outstanding common stock in connection with the Transactions; (iv) election of directors as contemplated by the Stockholders Agreement; (v) approval of the Parent equity compensation plan in the form attached hereto as Annex E-1, which provides for 10.0% of the outstanding shares of Parent Common Stock (on a fully diluted basis, excluding any potential Earnout Consideration), after giving effect to the transactions contemplated hereby and in addition to the Converted Options, to be reserved for issuance (the “Parent Equity Compensation Plan”) and the Parent employee stock purchase plan in the form attached hereto as Annex E-2 (the “Parent Employee Stock Purchase Plan”), which provides for 2% of the outstanding shares of Parent Common Stock (on a fully diluted basis, excluding any potential Earnout Consideration), after giving effect to the transactions contemplated hereby and in addition to the Converted Options, to be available for purchase, (vi) approval of any matters as agreed by Parent and the Company and (vii) the adjournment of the Parent Stockholders’ Meeting (the matters described in clauses (i) through (vii), shall be referred to as the “Voting Matters” and approval of the Voting Matters by the Parent Stockholders at the Parent Stockholders’ Meeting or any postponement or adjournment thereof shall be referred to as the “Parent Stockholder Approval”).
(c)   The Company shall provide Parent, as promptly as reasonably practicable, with such information concerning the Company Entities as may be reasonably necessary for the information concerning the Company Entities in the Proxy Statement and the Other Filings to comply with all applicable provisions of and rules under the Securities Act, the Exchange Act and the Act in connection with the preparation, filing and distribution of the Proxy Statement, the solicitation of proxies thereunder, the calling and holding of the Parent Stockholders’ Meeting and the preparation and filing of the Other Filings. The information relating to the Company Entities furnished by or on behalf of the Company Entities for inclusion in the Proxy Statement will not, as of the date of mailing of the Proxy Statement to the holders of Parent Common Stock or at the time of the Parent Stockholders’ Meeting, contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading. Without limiting the foregoing, Parent shall use its reasonable best efforts to ensure that the Proxy Statement does not, as of the date on which it is distributed to the holders of Parent Common Stock, and as of the date of the Parent Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided that Parent shall not be responsible for the accuracy or completeness of any information relating to the Company or any other information furnished in writing by any Company Entity for inclusion in the Proxy Statement).
(d)   Subject to the fiduciary duties of its board of directors (i) Parent shall include in the Proxy Statement the unanimous recommendation of its board of directors that the holders of Parent Common Stock vote in favor of the adoption of this Agreement and the approval of the Merger and the other Voting Matters, and shall otherwise use its reasonable best efforts to solicit and obtain the Parent Stockholder Approval and (ii) neither Parent’s board of directors nor any committee thereof shall withdraw or modify, or publicly propose or resolve to withdraw or modify in a manner adverse to the Company, the recommendation of Parent’s board of directors that the Parent Stockholders vote in favor of the Voting Matters.
Section 6.9   Form 8-K Filings.   Parent and the Company shall cooperate in good faith with respect to the preparation of, and as promptly as practicable after the execution of this Agreement, Parent shall file with the SEC, a Current Report on Form 8-K to report the execution of this Agreement. Parent and the Company shall cooperate in good faith with respect to the preparation of, and at least five (5) days prior to the Closing, Parent shall prepare a draft Current Report on Form 8-K announcing the Closing, together with, or incorporating by reference, the required pro forma financial statements and the historical financial statements prepared by the Company and its accountant (the “Transaction Form 8-K”). Prior to Closing, Parent and the Company shall prepare the press release announcing the consummation of the Transactions (the “Press Release”). Simultaneously with the Closing, Parent shall file the Transaction Form 8-K with the SEC and distribute the Press Release.

Section 6.10   Concurrent Execution of Agreements.   Concurrently with the execution of this Agreement, each signatory set forth on the signature pages of the Voting Agreement, and the Expense Cap and Waiver Agreement shall have delivered to the Company and Parent a duly executed counterpart signature page to the applicable agreement.
Section 6.11   Exclusivity.
(a)   Exclusivity Obligations of the Company.
(i)   From the date hereof until the earlier of the termination of this Agreement in accordance with its terms and the Closing, the Company shall not, and shall not authorize or permit any of its Affiliates (including the Company’s members) or any of its or their representatives to, directly or indirectly, (i) encourage, solicit, initiate, facilitate (including by means of furnishing or disclosing information) or continue inquiries regarding a Company Acquisition Proposal; (ii) enter into discussions or negotiations with, or provide any information to, any Person in connection with, or that could reasonably be expected to lead to, a possible Company Acquisition Proposal; (iii) enter into any Contract or other arrangement, agreements or other instruments (whether or not binding) regarding a Company Acquisition Proposal; or (iv) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing.
(ii)   The Company shall immediately cease and cause to be terminated, and shall cause its Affiliates and all of its and their representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that could lead to, a Company Acquisition Proposal. For purposes hereof, “Company Acquisition Proposal” shall mean any inquiry, proposal or offer, whether written or oral, from any Person (other than Parent or any of its Affiliates) concerning (i) a merger, consolidation, liquidation, equity recapitalization, share exchange or other business combination transaction involving any Company Entity; (ii) the issuance or acquisition of membership interests or other equity securities of any Company Entity (excluding the exercise of any outstanding Options); or (iii) the sale, lease, exchange or other disposition of all or substantially all of any Company Entity’s properties or assets.
(iii)   In addition to the other obligations under this Section 6.11(a), the Company shall promptly (and in any event within one (1) Business Day after receipt thereof by the Company or its representatives) advise Parent orally and in writing of any Company Acquisition Proposal, any request for information with respect to any Company Acquisition Proposal, or any inquiry with respect to or which could reasonably be expected to result in a Company Acquisition Proposal and the material terms and conditions of such request, Company Acquisition Proposal or inquiry and Company shall keep Parent fully informed on a current basis of such Company Acquisition Proposal or inquiry; provided that the Company shall not be obligated to disclose the identity of the Person making the same.
(iv)   The Company agrees that the rights and remedies for noncompliance with this Section 6.11(a) shall include having such provision specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach may cause irreparable injury to Parent and that money damages may not provide an adequate remedy to Parent.
(b)   Exclusivity Obligations of Parent.
(i)   From the date hereof until the earlier of the termination of this Agreement in accordance with its terms and the Closing, Parent shall not, and shall not authorize or permit any of its Affiliates or any of its or their representatives to, directly or indirectly, (i) encourage, solicit, initiate, facilitate (including by means of furnishing or disclosing information) or continue inquiries regarding a Parent Acquisition Proposal; (ii) enter into discussions or negotiations with, or provide any information to, any Person in connection with, or that could reasonably be expected to lead to, a possible Parent Acquisition Proposal; (iii) enter into any Contract or other arrangement, agreements or other instruments (whether or not binding) regarding a Parent Acquisition Proposal; or (iv) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing. Parent shall immediately cease and cause to be terminated, and shall cause its Affiliates and all of its and their representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that could lead to, a Parent Acquisition Proposal. For purposes hereof, “Parent Acquisition Proposal” shall mean any inquiry, proposal or offer from any Person (other than the Company or any of its Affiliates) concerning (i) a merger, consolidation, liquidation, recapitalization, share exchange or other business combination transaction involving any of Parent or its Subsidiaries; (ii) the issuance or acquisition of shares of capital stock or other equity securities of Parent or any of its Subsidiaries; or (iii) the sale, lease, exchange or other disposition of all or substantially all of Parent’s or any of its Subsidiaries’ properties or assets.
(ii)   Parent agrees that the rights and remedies for noncompliance with this Section 6.11(b) shall include having such provision specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach may cause irreparable injury to the Company and that money damages may not provide an adequate remedy to the Company.
Section 6.12   Trust Account.
(a)   Upon satisfaction or waiver of the conditions set forth in ARTICLE VII and provision of notice thereof to the Trustee (which notice Parent shall provide to the Trustee in accordance with the terms of the Trust Agreement), (i) in accordance with and pursuant to the Trust Agreement, at the Closing, Parent (A) shall cause any documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered and (B) shall use its reasonable best efforts to cause the Trustee to, and the Trustee shall thereupon be obligated to (1) pay as and when due all amounts payable to Parent Stockholders pursuant to the Parent Common Stockholder Redemption Elections, and (2) pay all remaining amounts then available in the Trust Account to Parent for immediate use, subject to this Agreement and the Trust Agreement and (ii) thereafter, the Trust Account shall terminate, except as otherwise provided therein.
Section 6.13   Tax Matters.
(a)   Transfer Taxes.   All Transfer Taxes incurred in connection with this Agreement shall be borne by the Surviving Entity. Parent and the Member Representative shall cooperate in filing, when required by applicable Law, all necessary documentation and Tax Returns with respect to such Transfer Taxes.
(b)   Intended Tax Treatment.   It is the intent of Parent, the Company, the Holders and the Member Representative that the exchange of a portion of a Holder’s Units for the Cash Merger Consideration and the Tax Receivable Amount shall constitute a sale of such Units by such Holder to Parent and the exchange of the remaining portion of such Holder’s Units for the Equity Merger Consideration shall constitute a retention of Units in the Company, for all applicable U.S. federal, state and local income Tax purposes, and all parties hereby agree to treat the Merger in accordance with the foregoing intended Tax treatment. As soon as reasonably practicable following the Closing, but no later than 120 days thereafter, the Member Representative shall deliver to Parent for Parent’s review and approval an allocation statement setting forth the Member Representative’s allocation of the Cash Merger Consideration (including any associated liabilities) for Tax purposes pursuant to Sections 751, 755, and 1060 of the Code and any other applicable Tax Laws (as the same may be revised pursuant to this paragraph, the “Allocation Statement”). The Allocation Statement shall be prepared in accordance with the methodology described in Exhibit 6.13(b). Parent will notify the Member Representative in writing of any objections to the Allocation Statement prepared by the Member Representative within 30 days after receipt of the Allocation Statement. Parent and the Member Representative will cooperate in good faith to reach agreement on any disputed items or amounts, if any. If Parent and the Member Representative are unable to reach an agreement regarding the Allocation Statement, then within 30 days following receipt by the Member Representative of Parent’s written objections, any disagreement will be resolved by an Accounting Firm, whose involvement will be limited solely to disputed items. The Accounting Firm’s determination shall not be subject to review or appeal, absent a showing of fraud or manifest error. The costs, fees and disbursements of the Accounting Firm shall be paid by the Surviving Entity. Except as otherwise required by Law, Parent, the Company and the Holders shall file all Tax Returns in a manner that is consistent with the Allocation Statement (including for purposes of the determination and allocation of adjustments under Section 743 of the Code) and refrain from taking any action inconsistent therewith. Parent and the Member Representative shall cooperate in the preparation of such forms and file such forms timely and in the manner required by applicable Law. Parent shall cause the Company to file a valid election under Section 754 of the Code (and any equivalent election for applicable state and local Tax purposes) which election shall be filed by the Company with its federal income Tax Return (and applicable state and local income Tax returns) for the Tax year that includes the Closing Date and shall be in effect for the Company for such Tax year and all subsequent Tax years.
(c)   Tax Return Preparation, Cooperation and Contests.
(i)   Subject to Section 6.13(c)(iii), the Company shall prepare and timely file all Tax Returns required to be filed by any Company Entity (taking into account extensions) prior to the Closing Date. Unless otherwise required by Law, none of Parent or any of its Affiliates, including any Company Entity, shall (or shall cause or permit any other Person to) amend, re-file or otherwise modify any Partnership Tax Return relating in whole or in part to the Company with respect to any Pre-Closing Tax Period (or portion thereof) or make any income Tax election relating in whole or in part to the Company that has retroactive effect to any Pre-Closing Tax Period (or portion thereof) without the prior written consent of the Member Representative, not to be unreasonably withheld, conditioned or delayed.
(ii)   Subject to Section 6.13(c)(iii), Parent shall prepare, or cause to be prepared, and timely file, or cause to be filed, all other Tax Returns with respect to the Company Entities. The Company shall make, or cause to be made, all payments required with respect to any such Tax Returns.
(iii)   Any Tax Return to be prepared and filed after the Closing Date for taxable periods beginning before the Closing Date shall be prepared on a basis consistent with the last previous similar Tax Return, unless otherwise required by Law. Any U.S. federal income Tax Return for a taxable period ending on or including the Closing Date shall include (and shall not rescind) a valid election under Section 754 of the Code (and under applicable state and local Tax Law) that is effective for the taxable year that includes the Closing Date. Subject to Section 6.13(c)(iv), the Member Representative shall timely prepare and file any Tax Return with respect to an income Tax of any Company Entity where the Holders are directly or indirectly allocated income, such as a Tax Return on IRS Form 1065, or similar state or local Tax Return, (a “Partnership Tax Return”) for any taxable year ending on or before the Closing Date. Subject to Section 6.13(c)(v), Parent shall timely prepare and file any Partnership Tax Return for a Straddle Period. For any Partnership Tax Return for a Straddle Period, all allocations of items of income, gain, loss and deduction of the Company attributable to the Pre-Closing Tax Period shall be allocated to the Holders using an interim closing of the books method under Code Section 706 (and any corresponding or similar provision of state or local Law) and the Treasury Regulations promulgated thereunder, using the “calendar day” convention, effective as of the end of the day on the Closing Date.
(iv)   With respect to any Partnership Tax Return to be prepared by the Company pursuant to Section 6.13(c)(i) or any Partnership Tax Return prepared by the Member Representative pursuant to Section 6.13(c)(iii), the Company or the Member Representative, as applicable (i) shall provide Parent with a copy of such proposed Tax Return (and such additional information regarding such Tax Return as may reasonably be requested by Parent) at least thirty (30) days prior to the filing of such Tax Return, and (ii) shall not file any such Tax Returns without Parent’s prior written consent, not to be unreasonably withheld, conditioned or delayed. Parent will promptly notify the Company or the Member Representative, as applicable, in writing of any objections to such Tax Returns. Parent and the Company or the Member Representative, as applicable, will cooperate in good faith to reach agreement on any disputed items or amounts, if any. If Parent and the Company or the Member Representative, as applicable, are unable to reach an agreement regarding such Tax Returns, then any disagreement will be resolved by an Accounting Firm, whose involvement will be limited solely to disputed items. The Accounting Firm’s determination shall not be subject to review or appeal, absent a showing of fraud or manifest error. Any costs, fees and disbursements of an Accounting Firm incurred on or prior to the Closing Date shall be borne fifty percent (50%) by Parent and fifty percent (50%) by the Company, and any costs, fees and disbursements of an Accounting Firm incurred after the Closing Date shall be paid by the Surviving Entity.
(v)   With respect to any Tax Return to be prepared by Parent pursuant to Section 6.13(c)(iii), Parent (i) shall provide the Member Representative with a copy of such proposed Tax Return (and such additional information regarding such Tax Return as may reasonably be requested by the Member Representative) at least thirty (30) days prior to the filing of such Tax Return, and (ii) shall not file any such Tax Returns without Member Representative’s prior written consent, not to be unreasonably withheld, conditioned or delayed. The Member Representative will promptly notify Parent in writing of any objections to such Tax Returns. Parent and the Member Representative will cooperate in good faith to reach agreement on any disputed items or amounts, if any. If Parent and the Member Representative are unable to reach an agreement regarding such Tax Returns, then any disagreement will be resolved by an Accounting Firm, whose involvement will be limited solely to disputed items. The Accounting Firm’s determination shall not be subject to review or appeal, absent a showing of fraud or manifest error. The costs, fees and disbursements of the Accounting Firm shall be paid by the Surviving Entity.
(vi)   Parent, on the one hand, and the Member Representative on the other hand, and their respective Affiliates shall cooperate in (i) the preparation of all Tax Returns for any Tax periods and (ii) the conduct of any Tax Proceeding, for which one party could reasonably require the assistance of the other party in obtaining any necessary information. Such cooperation shall include, but not be limited to, furnishing prior years’ Tax Returns or return preparation packages illustrating previous reporting practices or containing historical information relevant to the preparation of such Tax Returns, and furnishing such other information within such party’s possession reasonably requested by the other party as is relevant to the preparation of the Tax Returns or the conduct of the Tax Proceeding. Such cooperation and information also shall include promptly forwarding copies of appropriate notices and forms or other communications received from or sent to any Tax Authority which relate to any Company Entity, and providing copies of all relevant Tax Returns, together with accompanying schedules and related workpapers, documents relating to rulings or other determinations by any Tax Authority and records concerning the ownership and tax basis of property, which the requested party may possess.
(vii)   At its election, the Member Representative shall control any Tax Proceeding with respect to a Partnership Tax Return for any taxable period ending on or before the Closing Date. Parent shall control all other Tax Proceedings with respect to any Company Entity. The Member Representative shall consult with Parent regarding any Tax Proceeding it controls with respect to any Company Entity, provide Parent with information and documents related thereto, permit Parent or its representative to attend any such Tax Proceeding, and not settle any such issue without the consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed). In the event that the Member Representative does not elect to control a Tax Proceeding, or the Tax Proceeding relates to a Partnership Tax Return for a Straddle Period, Parent shall consult with the Member Representative regarding any such Tax Proceeding, provide the Member Representative with information and documents related thereto, permit the Member Representative or his representative to attend any such Tax Proceeding, and not settle any such issue without the consent of the Member Representative (which consent shall not be unreasonably withheld, conditioned or delayed). In connection with any Tax Proceeding with respect to a Partnership Tax Return a “push out” election pursuant to Section 6226 of the Code (or any state or local equivalent thereof) shall be made.
(d)   Allocation of Taxable Income. For all purposes of this Agreement:
(i)   If the Company is permitted, but not required, under applicable foreign, state or local income Tax Laws to treat the Closing Date as the last day of a taxable period, such day shall be treated as the last day of a taxable period.

(ii)   Except as otherwise provided in Section 6.13(d)(iii), any income Taxes for a taxable period beginning before the Closing Date and ending after the Closing Date (a “Straddle Period”) with respect to any Company Entity shall be apportioned between the portion of the period ending on the Closing Date and the portion of the period commencing on the day immediately following the Closing Date, based on the actual operations of the applicable Company, as the case may be, during such portions of the periods, and each such portion of such period shall be deemed to be a taxable period (whether or not it is in fact a taxable period). For purposes of computing income Taxes attributable to the two portions of a taxable period pursuant to this Section 6.13(d)(ii), (i) all transactions not expressly contemplated by this Agreement or the Ancillary Agreements occurring outside the Ordinary Course on the Closing Date after the Closing shall be allocated to the post-Closing portion of any Straddle Period or the taxable period beginning on the day after the Closing Date, as the case may be, and (ii) the amount of any item that is taken into account only once for each taxable period (e.g., the benefit of graduated tax rates, exemption amounts, etc.) shall be allocated between the two portions of the period in proportion to the number of days in each portion.
(iii)   The Transaction Tax Deductions shall be allocated to the taxable period ending on the Closing Date or the pre-Closing portion of the Straddle Period, as applicable.
Section 6.14   Resignations; Parent D&O Tail Policy.   At or prior to Closing, Parent shall deliver to the Company written resignations, effective as of the Merger Effective Time, of the officers and directors of Parent set forth on Schedule 6.14. Prior to the Closing, Parent shall obtain and pay for a “tail” officers’ and directors’ liability insurance policy with a claims period of six (6) years from the Merger Effective Time with at least the same coverage and amount and containing terms and conditions that are, in the aggregate, not less advantageous to the directors and officers of Parent as Parent’s existing policies with respect to claims arising out of or relating to events which occurred before or at the Merger Effective Time (including in connection with the transactions contemplated by this Agreement) (the “Parent D&O Tail Policy”). During the term of the Parent D&O Tail Policy, Parent shall not (and shall cause the Surviving Entity not to) take any action following the Closing to cause the Parent D&O Tail Policy to be cancelled or any provision therein to be amended or waived.
Section 6.15   Update of Financial Statements.   During the period from the date of this Agreement until the earlier of the termination of this Agreement in accordance with its terms and the Closing Date, the Company shall prepare in the Ordinary Course, and deliver to Parent promptly upon completion, but in any event no later than sixty (60) days after the end of the applicable fiscal month, unaudited consolidated financial statements for the Company and its Subsidiaries for each fiscal month ending after the first full month following the date hereof, consisting of the standard monthly reporting package provided to the management of the Company, which may include a balance sheet as of the end of such month and related statements of operations and comprehensive income for that month and for the portion of the year then ended.
Section 6.16   Closing Conditions.   From the date hereof until the Closing and upon the terms and subject to the conditions set forth in this Agreement, each party hereto shall use its reasonable best efforts to take, or cause to be taken, such actions as are necessary, proper or advisable to satisfy the conditions to the Closing set forth in ARTICLE VII hereof and to consummate the Transactions.
Section 6.17   Section 16 Matters.   Prior to the Merger Effective Time, each of Parent and the Company shall take all such reasonable steps (to the extent permitted under applicable Law) to cause any acquisitions of shares of Parent Common Stock (including, in each case, securities deliverable upon exercise, vesting or settlement of any derivative securities) resulting from the transactions contemplated hereby by each individual who may become subject to the reporting requirements of Section 16(a) of the Exchange Act in connection with the transactions contemplated hereby to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 6.18   Access to, and Information of, Parent.   From the date hereof until the earlier of the termination of this Agreement in accordance with its terms and the Closing, subject to applicable Law, Parent shall permit the Company and its advisers and other representatives to have reasonable access to Parent’s properties and facilities, books and records, Contracts and other documents and data related to

Parent and its Subsidiaries; provided, however, that any such access shall be (x) upon no less than two (2) Business Days prior written notice from the Company to Parent and (y) conducted at the Company’s sole cost and expense, during normal business hours and in such a manner as not to interfere unreasonably with the normal operations of each of Parent and its Subsidiaries. No information provided to or obtained by the Company pursuant to this Section 6.18 shall limit or otherwise affect the remedies available hereunder to the Company, or act as a waiver or otherwise affect the representations or warranties of Parent and its Subsidiaries in this Agreement. All information provided to or obtained by the Company heretofore or hereafter, including pursuant to this Section 6.18, shall be held in confidence by the Company in accordance with and subject to the terms of the Confidentiality Agreement and nothing herein shall modify or limit the obligations of the Company set forth therein. Notwithstanding anything herein to the contrary, Parent shall not be required to take any action, provide any access or furnish any information that would be reasonably likely to (A) cause or constitute a waiver of the attorney-client or other privilege or (B) violate any Contract to which Parent is a party or bound.
Section 6.19   Conduct of Business by Parent.   From the date hereof until the earlier of the termination of this Agreement in accordance with its terms and the Closing, except as otherwise provided in this Agreement, required by Law or consented to in writing by the Company (which consent shall not be unreasonably withheld, conditioned or delayed) Parent shall, and shall cause its Subsidiaries to, operate its business in the Ordinary Course. Without limiting the foregoing, except as set forth on Schedule 6.19, from the date hereof until the earlier of the termination of this Agreement in accordance with its terms and the Closing, Parent shall not, and shall cause each of its Subsidiaries not to:
(a)   other than as contemplated herein, amend or alter the certificate of incorporation, bylaws or other organizational documents of Parent or any of its Subsidiaries, or form any new Subsidiary;
(b)   (i) make or declare any dividend or distribution to the Parent Stockholders or make any other distributions in respect of any of Parent’s or any of its Subsidiary’s capital stock, except for dividends by any of Parent’s wholly-owned Subsidiaries, (ii) split, combine, reclassify or otherwise amend any terms of any shares or series of Parent’s or any of its Subsidiary’s capital stock or (iii) purchase, repurchase, redeem or otherwise acquire any issued and outstanding share capital, outstanding shares of capital stock, membership interests, warrants or other equity interests of Parent or its Subsidiaries, other than a redemption of shares of Class A Parent Common Stock in connection with the Merger in accordance with the terms set forth in the Proxy Statement;
(c)   incur or assume any Indebtedness or guarantee any Indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Parent or any Subsidiary or guaranty any debt securities of another Person, other than any Indebtedness or guarantee incurred between Parent and any of its wholly-owned Subsidiaries or between any of such wholly-owned Subsidiaries;
(d)   (i) issue any shares of Parent securities or securities exercisable for or convertible into capital stock, other than issuance of the Class B Common Stock Merger Consideration or in connection with the Exchangeable Notes, or (ii) grant any additional options, warrants or stock appreciation rights with respect to Parent securities not outstanding on the date hereof;
(e)   make any loans, advances or capital contributions to, or investments in, any other Person;
(f)   grant any material Encumbrances on any property or assets (whether tangible or intangible) of Parent;
(g)   except as required by changes in GAAP, change any of its methods of accounting in any manner;
(h)   purchase or otherwise acquire (whether by merger or otherwise), or lease or license, any property or assets;
(i)   enter into any joint venture with a third party; or
(j)   enter into any agreement, or otherwise become obligated, to take any action prohibited under this Section 6.19.

Section 6.20   No Control of the Other Party’s Business.   Nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Merger Effective Time, and nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct Parent’s or its Subsidiaries’ operations prior to the Merger Effective Time. Prior to the Merger Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.
Section 6.21   Post-Closing Directors and Officers of Parent.   Subject to the terms of the Parent Amended and Restated Certificate of Incorporation and the Parent Amended and Restated Bylaws, Parent shall take all such action within its power as may be necessary or appropriate such that immediately following the Merger Effective Time:
(a)   the board of directors of Parent (the “Parent Board”) shall consist of seven directors; and
(b)   the initial officers of Parent as of the Merger Effective Time shall be determined by the Parent Board following the Merger Effective Time.
Section 6.22   Subscription Agreements.   Parent shall not amend, modify or replace any of, or waive any provision or remedy under, the Subscription Agreements in a manner adverse to the Company, without the Company’s prior written consent (not to be unreasonably conditioned, withheld or delayed). Parent shall use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Subscription Agreements on the terms and conditions described therein, including maintaining in effect the Subscription Agreements and using its reasonable best efforts to (a) satisfy in all material respects on a timely basis all conditions and covenants applicable to Parent in the Subscription Agreements and otherwise comply with its obligations thereunder, (b) in the event that all conditions to Closing in this Agreement and the conditions to the consummation of the transactions contemplated by the Subscription Agreements (other than conditions that Parent, the Company or any of their respective Affiliates control the satisfaction of and other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied, consummate transactions contemplated by the Subscription Agreements at or prior to Closing, and (c) enforce its rights under the Subscription Agreements in the event that all conditions in the Subscription Agreements (other than conditions that Parent or any of its Affiliates control the satisfaction of and other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied, to cause the applicable PIPE Investors to contribute to Parent the applicable portion of the PIPE Investment set forth in the Subscription Agreements at or prior to the Closing. Without limiting the generality of the foregoing, Parent shall give the Company prompt written notice: (i) of any amendment to any Subscription Agreement (together with a copy of such amendment), (ii) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could give rise to any breach or default) by any party to any Subscription Agreement known to Parent; (iii) of the receipt of any written notice or other written communication from any party to any Subscription Agreement with respect to any actual, potential or claimed expiration, lapse, withdrawal, breach, default, termination or repudiation by any party to any Subscription Agreement or any provisions of any Subscription Agreement and (iv) if Parent does not expect to receive all or any portion of the PIPE Investment on the terms, in the manner or from the sources contemplated by the Subscription Agreements.
Section 6.23   Company Debt Financing.
(a)   Parent shall take commercially reasonable efforts to cooperate with the Company in order to allow the Company to obtain the consent or an amendment as may be reasonably required pursuant to the terms of the Company Debt Financing in connection with the Transactions contemplated herein, including with respect to the issuance of the Exchangeable Notes.
(b)   Without limiting, amending or waiving any other obligation of a party under this Agreement (including Section 6.22), prior to the Closing, each party shall use its respective reasonable best efforts, and shall cause their respective officers, directors and employees to use their reasonable best efforts to provide such customary cooperation in connection with the timely arrangement and implementation of the debt financing described in the Note Subscription Agreement(s) on the terms specified therein as the other party may reasonably request from time to time as long as any such request is timely made so as not to delay the Closing, including:
(i)   assisting with the preparation of the Exchangeable Notes indenture governing the Exchangeable Notes as promptly as practicable after the date hereof and consistent with the Note Subscription Agreement(s), including assisting in engaging a trustee and settlement agent (in Parent’s reasonable discretion);
(ii)   assisting in the preparation of, and executing and delivering, definitive financing documents, including documents contemplated by or related to the Exchangeable Notes indenture, customary closing certificates as may be required by the issuance of the Exchangeable Notes (none of which shall be a solvency or similar certificate) and other customary documents as may be reasonably requested by either party (all of which in the case of the Company and its Subsidiaries shall be subject to the occurrence of the Closing and none of which require the delivery of a legal opinion); and
(iii)   cooperating with the other party, and taking all corporate actions, subject to the occurrence of the Closing, reasonably requested by the other party to permit the consummation of the transactions contemplated by the Note Subscription Agreement(s).
Section 6.24   Employee Benefit Matters.
(a)   The Company shall cause all notices to be timely provided to each participant under the Equity Compensation Plan as required by the Equity Compensation Plan in connection with the Transactions and in accordance with Section 2.10(c).
(b)   With respect to any employee benefits that are provided to employees of the Company Entities who remain employed immediately after the Merger Effective Time (the “Company Group Employees”) under employee benefits plans of the Surviving Entity (the “Surviving Company Plans”) that replace the Benefit Plans (as provided by the Company Entities immediately prior to the Merger Effective Time), the Surviving Entity shall use commercially reasonable efforts to provide that each Company Group Employee shall be immediately eligible to participate, without any waiting time, and service accrued by the Company Group Employees during employment with the Company Entities prior to Closing Date shall be recognized to the same extent and for the same purpose as recognized under the analogous Benefit Plan, except to the extent necessary to prevent duplication of benefits. With respect to any medical, dental or other group health benefits that are provided to the Company Group Employees under the Surviving Company Plans, the Surviving Entity shall use commercially reasonable efforts to provide that any applicable pre-existing condition exclusions and actively-at-work requirements (except to the extent not satisfied under the comparable Benefit Plan as of such time) shall be waived, and any expenses incurred before such time under the comparable Benefit Plan shall be taken into account under such Surviving Company Plan for purposes of satisfying applicable deductible, coinsurance and maximum out-of-pocket provisions.
(c)   Prior to the effectiveness of the Proxy Statement, Parent shall adopt the Parent Equity Compensation Plan and the Parent Employee Stock Purchase Plan, each of which will become effective as of the Closing, subject to approval of the stockholders of Parent. Parent will prepare and file with the SEC a registration statement on Form S-8 (or other appropriate form) registering a number of shares of Class A Parent Common Stock reserved for issuance under the Parent Equity Compensation Plan and the Parent Employee Stock Purchase Plan.
(d)   Subject to the approval of the Parent Equity Compensation Plan by the stockholders of Parent, Parent covenants and agrees that on or within a reasonably practicable time following the Closing Parent shall grant an amount of equity compensation awards representing at least 75% of Parent Common Stock reserved for issuance under the Parent Equity Compensation Plan upon the adoption of such plan to the Key Employees, directors, managers, executives and other employees and service providers of Parent and its Subsidiaries, at such time, as determined by the Compensation Committee of Parent in its sole discretion. Such awards shall be in the form of restricted stock units and shall have time-based and/or performance-based vesting as determined by the Compensation Committee of Parent in its sole discretion.

(e)   As soon as practicable following the date hereof, Parent and the Company shall each use its commercially reasonable efforts to cause to be negotiated and entered into, effective as of or as soon as practicable following, and conditioned upon the occurrence of, the Effective Time, executive employment agreements with each employee of the Company Entities set forth on Schedule 6.24 (the “Key Employees”), in each case in the form and substance reasonably agreed upon by Parent, the Company and each such Key Employee (the “Employment Agreements”).
(f)   Nothing herein shall (i) be construed to establish or be treated as an amendment or modification of any Benefit Plan or Surviving Company Plan, (ii) alter or limit the Surviving Entity’s ability to amend, modify or interpret or terminate any Surviving Company Plan at any time in accordance with the terms of such plan and applicable Law or (iii) give any third party, including any Company Group Employee, any right to continued employment or any particular term or condition of employment following the Closing or to rely upon or demand or enforce the provisions of this Section 6.24.
ARTICLE VII.
CONDITIONS TO CLOSING AND THE MERGER
Section 7.1   Mutual Conditions.   The respective obligations of each party to this Agreement to consummate and effect the Merger shall be subject to the fulfillment at or prior to the Merger Effective Time of each of the following conditions:
(a)   No Injunction.   No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.
(b)   Parent Stockholder Approval.   The Parent Stockholder Approval shall have been obtained.
(c)   Stock Exchange Approval.   The shares of Class A Parent Common Stock to be issued in connection with the Common PIPE Investment shall have been approved for listing on the Stock Exchange, subject to official notice of issuance.
(d)   Company Member Vote.   The Company Member Vote shall have been obtained and the Written Consent shall have been delivered to Parent, and such Written Consent shall not have been amended, supplemented, modified, annulled or revoked.
(e)   HSR Filings.   The filings of Parent and the Company pursuant to the HSR Act, if any, shall have been made and the applicable waiting period and any extensions thereof shall have expired or been terminated.
(f)   PIPE Investment.   The PIPE Investment shall have been consummated immediately prior to the Merger Effective Time in accordance with the terms set forth in the applicable Subscription Agreements.
(g)   Net Tangible Assets.   After giving effect to the transactions contemplated by this Agreement, Parent shall have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of at least $5,000,001.
(h)   Minimum Cash.   The amount of Minimum Cash shall not be less than $210,000,000.
(i)   Ancillary Agreements.   Each Ancillary Agreement (other than the Subscription Agreements) shall have been executed and delivered by the parties thereto and shall be in full force and effect.
Section 7.2   Conditions to the Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to consummate the Merger shall be subject to the fulfillment at or prior to the Merger Effective Time of each of the following conditions, any and all of which may be waived, in whole or in part, in writing by Parent and Merger Sub to the extent permitted by applicable Law:
(a)   Representations and Warranties.   (i) The Company Fundamental Representations shall be true and correct (in each case without giving effect to any qualification as to “material,” “materiality,”

“material respects,” “Material Adverse Effect” or words of similar import or effect set forth therein) in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of the specified date), and (ii) the representations and warranties of the of the Company set forth in ARTICLE IV (other than the Company Fundamental Representations) shall be true and correct (in each case without giving effect to any qualification as to “material,” “materiality,” “material respects,” “Material Adverse Effect” or words of similar import or effect set forth therein) in all respects as of the date of this Agreement and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of the specified date), except where the failure of such representations and warranties to be true and correct would not have (and would not reasonably be expected to have) a Material Adverse Effect.
(b)   Agreements and Covenants.   The Company and the Member Representative shall have performed or complied, in each case, in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by the Company and the Member Representative on or prior to the Closing Date.
(c)   Material Adverse Effect.   No Material Adverse Effect shall have occurred since the date of this Agreement.
(d)   Officer’s Certificate.   The Company shall have delivered a certificate, dated as of the Closing Date and signed by an authorized representative of the Company, that each of the conditions set forth in Section 7.2(a), Section 7.2(b), and Section 7.2(c) have been satisfied.
(e)   Closing Net Indebtedness.   The Closing Net Indebtedness shall be no more than $250,000,000.
(f)   Closing Cash.   Closing Cash shall be no less than $5,000,000.
(g)   Certain Consents.   The Company shall have obtained and delivered to Parent at or prior to Closing the consents, authorizations or approvals listed on Schedule 7.2(g), in each case in substance and form reasonably satisfactory to the parties hereto, and no such consents, authorizations or approvals shall have been revoked.
Section 7.3   Conditions to the Obligations of the Company.   The obligations of the Company to consummate the Merger shall be subject to the fulfillment at or prior to the Merger Effective Time of each of the following conditions, any and all of which may be waived, in whole or in part, in writing by the Company to the extent permitted by applicable Law:
(a)   Representations and Warranties.   (i) The Parent Fundamental Representations shall be true and correct (in each case without giving effect to any qualification as to “material,” “materiality,” “material respects,” “Material Adverse Effect” or words of similar import or effect set forth therein) in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of the specified date), and (ii) the representations and warranties of the of Parent set forth in ARTICLE V (other than the Parent Fundamental Representations) shall be true and correct (in each case without giving effect to any qualification as to “material,” “materiality,” “material respects,” “Material Adverse Effect” or words of similar import or effect set forth therein) in all respects as of the date of this Agreement and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of the specified date), except where the failure of such representations and warranties to be true and correct would not have (and would not reasonably be expected to have) a Parent Material Adverse Effect.
(b)   Agreements and Covenants.   Parent and Merger Sub shall have performed or complied, in each case, in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

(c)   Officer’s Certificate.   Parent and Merger Sub shall have delivered a certificate, dated as of the Closing Date and signed by an authorized officer of each of Parent and Merger Sub, that each of the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.
(d)   SEC Compliance.   Immediately prior to Closing, Parent shall be in compliance in all material respects with the reporting requirements applicable to it under the Exchange Act.
(e)   Stockholders Agreement; Board Appointment.   Parent shall have delivered to the Company a duly executed counterpart signature page of Parent and Roman DBDR Tech Sponsor LLC to the Stockholders Agreement, and Parent shall have appointed to its board of directors the directors contemplated by such Stockholders Agreement.
(f)   Parent Material Adverse Effect.   No Parent Material Adverse Effect shall have occurred since the date of this Agreement.
ARTICLE VIII.
TERMINATION, AMENDMENT AND WAIVER
Section 8.1   Termination.   This Agreement may be terminated at any time prior to the Closing Date:
(a)   by mutual written consent of Parent and the Company;
(b)   by either Parent or the Company:
(i)   if the Closing has not occurred on or before December 31, 2021 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 8.1(b)(i) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date; provided, further, however, that if, on the Outside Date, the condition set forth in Section 7.1(e) shall not have been satisfied and all other conditions to Closing in ARTICLE VII shall have been satisfied (or in the case of conditions that by their terms are to be satisfied at the Closing, shall be capable of being satisfied on the Closing Date), then either the Company or Parent, through written notice to the other, shall have the right to extend the Outside Date to a date that is not later than January 31, 2022;
(ii)   if a Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law which has become final and non-appealable, and which permanently restrains, enjoins or otherwise prohibits the transactions contemplated hereby; or
(iii)   if, the Parent Stockholders’ Meeting has been held (including any adjournment or postponement thereof), has concluded, Parent Stockholders have duly voted and the Parent Stockholder Approval is not obtained;
(c)   by Parent, if neither it nor Merger Sub is in material breach of their obligations under this Agreement and if (i) at any time any of the representations and warranties of the Company contained herein become untrue or inaccurate such that Section 7.2(a) could not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 8.1(c)); or (ii) there has been a breach on the part of the Company of any of its covenants or agreements contained in this Agreement such that Section 7.2(b) could not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 8.1(c)), and, with respect to both clause (i) and clause (ii), such breach has not been cured within 30 days after written notice thereof to the Company, if curable;
(d)   by the Company, if the Company is not in material breach of its obligations under this Agreement and if (i) at any time any of the representations and warranties of Parent and Merger Sub contained herein become untrue or inaccurate such that Section 7.3(a) could not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 8.1(d)); or (ii) there has been a breach on the part of Parent or Merger Sub of any of their covenants or agreements contained in this Agreement such that Section 7.3(b) could not be satisfied (treating such time as if it were the Closing Date for purposes of this Section 8.1(d)), and, with respect to both clause (i) and clause (ii), such breach has not been cured within 30 days after written notice thereof to Parent, if curable; or

(e)   by Parent, if the Company does not deliver, or cause to be delivered to Parent, the Written Consent in accordance with this Agreement on or prior to the Written Consent Deadline; provided further that if the Company subsequently delivers, or causes to be delivered to Parent, the Written Consent, and Parent does not exercise its termination right within three (3) Business Days thereof, then such termination right shall automatically and permanently terminate.
Section 8.2   Manner of Exercise.   In the event of termination by Parent or the Company, or both, in accordance with Section 8.1, written notice thereof shall be given to the other party by the terminating party and this Agreement shall terminate.
Section 8.3   Effect of Termination.   If this Agreement is terminated pursuant to Section 8.1, all further obligations and liabilities of the parties under this Agreement will terminate and become void and of no force and effect, except that the obligations in Section 6.1, Section 6.4, ARTICLE VIII and ARTICLE IX will survive termination of this Agreement.
Section 8.4   Waiver.   At any time prior to the Closing Date, the parties may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (iii) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.
ARTICLE IX.
MISCELLANEOUS
Section 9.1   Survival.   The representations, warranties, covenants and agreements of the parties hereto contained herein shall not survive the Closing, except for those covenants and agreements contained herein that by their explicit terms apply or are to be performed in whole or in part after the Closing. Except in the case of Fraud, there are no remedies available to the parties hereto with respect to any breach of the representations, warranties, covenants or agreements of the parties to this Agreement after the Closing, except for (i) those covenants and agreements explicitly to be performed in whole or in part after the Closing and (ii) this ARTICLE IX and any corresponding definitions set forth in ARTICLE I. Notwithstanding anything to the contrary in this Agreement, no party shall, in any event, be liable to the other party for any consequential, special or punitive damages.
Section 9.2   Notices.   All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, by facsimile or email to the extent email is listed below, or sent by certified, registered or express air mail, postage prepaid, and shall be deemed given when so delivered personally, or by facsimile or email upon electronic confirmation of receipt (excluding automatic acknowledgements of receipt), or if mailed by overnight courier service guaranteeing next day delivery, one Business Day after mailing, or if mailed in any other way, then upon receipt, to the parties at the following addresses (or at such other address for a party as is specified by like notice):
If to Parent or Merger Sub, to:
Roman DBDR Tech Acquisition Corp.
2877 Paradise Road, #702
Las Vegas, NV 89109
Attention: Dr. Donald Basile; Dixon Doll, Jr.; John Small
Phone: (650) 618-2524
Email: don.basile@romandbdr.com; don.basile@stanfordalumni.org; drdolljr@gmail.com; jcsmall@romandbdr.com with a copy (which shall not constitute notice) to: Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Attention: Anthony J. McCusker; Jocelyn M. Arel; Gregg L. Katz
Phone: (617) 570-1000
Email: amccusker@goodwinlaw.com; jarel@goodwinlaw.com; gkatz@goodwinlaw.com
If to the Company, to:
CompoSecure Holdings, L.L.C.
309 Pierce Street
Somerset, NJ 08873
Attention: Jonathan C. Wilk, President and CEO
Phone: (908) 518-0500, ext. 2220
Email: jwilk@composecure.com
If to the Member Representative, to:
LLR Equity Partners IV, L.P.
2929 Arch Street, Suite 2700
Philadelphia, PA 19104
Attention: Mitchell Hollin, Sam Ryder and Joshua Loftus
Phone: (215) 717-2900
Email: mhollin@llrpartners.com, sryder@llrpartners.com and jloftus@llrpartners.com in each case, with a copy (which shall not constitute notice) to:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103
Attention: Kevin S. Shmelzer and Barbara J. Shander
Phone: (215) 963-5029 and (215) 963-5716
Email: kevin.shmelzer@morganlewis.com and barbara.shander@morganlewis.com
Section 9.3   Annexes, Exhibits and Schedules.   All annexes, exhibits and schedules attached hereto, the Parent Disclosure Schedules, and the Company Disclosure Schedules are hereby incorporated in and made a part of this Agreement as if set forth in full herein. The Company Disclosure Schedules have been arranged for purposes of convenience only, in sections corresponding to the sections of this Agreement. Certain information set forth in the Company Disclosure Schedules is or may be included solely for informational purposes, is not an admission of liability with respect to the matters covered by the information, and may not be required to be disclosed pursuant to this Agreement. The specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in the Company Disclosure Schedules is not intended to imply that such amounts (or higher or lower amounts) are or are not material, and no Party shall use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Company Disclosure Schedules in any dispute or controversy between the Parties as to whether any obligation, item, or matter not described herein or included in a Disclosure Schedule is or is not material for purposes of this Agreement. The inclusion of any item in the Company Disclosure Schedules should not be interpreted as indicating that the Company has determined that such item is necessarily material to the business, assets, liabilities, financial condition, results of operation or prospects of the Company Entities, or amounts to a Company Material Adverse Effect, or is otherwise material, or that such information is required to be included in the Company Disclosure Schedules, or is outside of the Ordinary Course of the Company Entities.
Section 9.4   Computation of Time.   Whenever the last day for the exercise of any privilege or the discharge or any duty hereunder shall fall upon a day that is not a Business Day, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a Business Day.

Section 9.5   Expenses.   Regardless of whether the Transactions are consummated, except as otherwise provided herein, each party hereto shall pay its own expenses incident to this Agreement, the Ancillary Agreements and the Transactions; provided, that if the Closing shall occur, Parent shall pay or cause to be paid, as the case may be, at the Closing all unpaid Company Transaction Expenses and all Parent Transaction Expenses; it being understood that any payments to be made (or to cause to be made) by Parent under this Section 9.5 shall be paid as soon as reasonably practicable upon consummation of the Merger and release of proceeds from the Trust Account.
Section 9.6   Governing Law.   This Agreement, the rights and duties of the parties hereto, and any disputes (whether in contract, tort or statute) arising out of, under or in connection with this Agreement will be governed by and construed and enforced in accordance with the Laws of the State of Delaware, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the Laws of another jurisdiction. The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the District of Delaware or, if such court does not have jurisdiction, the Delaware state courts located in Wilmington, Delaware, in any action arising out of or relating to this Agreement. The parties irrevocably agree that all such claims shall be heard and determined in such a Delaware federal or state court, and that such jurisdiction of such courts with respect thereto will be exclusive. Each party hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding arising out of or relating to this Agreement that it is not subject to such jurisdiction, or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 9.2 or in such other manner as may be permitted by Law, will be valid and sufficient service thereof.
Section 9.7   Assignment; Successors and Assigns; No Third Party Rights.    Except as otherwise provided herein, this Agreement may not, without the prior written consent of the other parties hereto, be assigned by operation of Law or otherwise, and any attempted assignment shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns and legal representatives, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, that the Indemnified Persons who are not otherwise party to this Agreement shall be third party beneficiaries of this Agreement. Notwithstanding the foregoing, Parent and/or Merger Sub may assign this Agreement without the consent of any Person to any lender (or agent therefor) to Parent or Merger Sub or their subsidiaries or Affiliates thereof as security for obligations to such lender (or lenders) in respect of any financing agreements or arrangements entered into by Parent or Merger Sub or their subsidiaries and affiliates with such lenders or to an acquirer of all or substantially all of the assets or business of Parent or Merger Sub in any form of transaction, which assignment shall not relieve Parent or Merger Sub of its obligations hereunder.
Section 9.8   Counterparts.   This Agreement may be executed in two or more counterparts for the convenience of the parties hereto, each of which shall be deemed an original and all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or portable document format shall be effective as delivery of a mutually executed counterpart to this Agreement.
Section 9.9   Titles and Headings.   The titles, captions and table of contents in this Agreement are for reference purposes only, and shall not in any way define, limit, extend or describe the scope of this Agreement or otherwise affect the meaning or interpretation of this Agreement.
Section 9.10   Entire Agreement.   Except as otherwise contemplated herein, this Agreement, including the Schedules, Annexes, Company Disclosure Schedules and Parent Disclosure Schedules, and the Ancillary Agreements constitute the entire agreement among the parties with respect to the subject matter contained herein and therein, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to such subject matter.

Section 9.11   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.
Section 9.12   Specific Performance.   The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and it is accordingly agreed that the parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court specified in Section 9.6, in addition to any other remedy to which they are entitled at law or in equity. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief as provided herein on the basis that (x) any party has an adequate remedy at law or (y) an award of specific performance is not an appropriate remedy for any reason at law or equity; for the avoidance of doubt, the parties may argue that no breach has occurred. Each party further agrees that no party shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtain any remedy referred to in this Section 9.12, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.
Section 9.13   Waiver of Jury Trial.   TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING THE SCHEDULES, ANNEXES, COMPANY DISCLOSURE SCHEDULES AND PARENT DISCLOSURE SCHEDULES, THE ANCILLARY AGREEMENTS, THE TRANSACTIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO OR THERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, STATUTE, EQUITY OR OTHERWISE. EACH PARTY HEREBY FURTHER AGREES AND CONSENTS THAT ANY SUCH LITIGATION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) ACKNOWLEDGES THAT IT AND THE OTHER HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.13.
Section 9.14   Failure or Indulgence not Waiver.   No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.
Section 9.15   Company Privilege.   The Company has advised Parent that Morgan, Lewis & Bockius LLP (the “Firm”) has represented both the Company Entities and the Holders prior to the Closing with respect to the transactions contemplated hereby (the “Pre-Closing Engagement”), and, recognizing that the Company intends to engage the Firm to act as legal counsel to the Company and its Affiliates after the Closing, Parent hereby waives, on its own behalf, and agrees to cause its Affiliates, to waive any conflict of interest that may arise in connection with the Firm representing the Company or any of its Affiliates after the Closing as it relates to the Pre-Closing Engagement. In light of the foregoing and subject to the following sentence, the Parties agree that any attorney-client privilege or attorney work-product to the extent recognized as such under applicable Law with respect to the Pre-Closing Engagement and all information and documents to the extent covered by such privilege or protection under applicable Law and all confidential communications solely between and documents solely exchanged by the Company Entities, the Holders, their respective Affiliates, on one hand, and the Firm, on the other hand, with respect to the Pre-Closing Engagement (the “Privileged Communications”) shall belong to and be controlled by the Company and may be waived only by the Company and shall not pass to or be claimed or used by Parent or any of its respective Affiliates after the Closing. Accordingly, Parent shall not, without the Company’s consent, have access to the files of the Firm relating to the Pre-Closing Engagement to the extent they constitute Privileged Communications.
Section 9.16   Member Representative.
(a)   Effective upon and by virtue of the Company Member Vote, and without any further act of any of the Holders or Optionholders, the Member Representative is hereby irrevocably appointed as the representative, agent, proxy, and attorney in fact (coupled with an interest) for all the Securityholders for all purposes under this Agreement including the full power and authority on the Holders’ and Optionholders’ behalf: (i) to consummate the Transactions, (ii) to negotiate claims and disputes arising under, or relating to, this Agreement and the other agreements, instruments, and documents contemplated hereby or executed in connection herewith, (iii) to receive and disburse to, or caused to be received or disbursed to, any Holder or Optionholder any funds received on behalf of such Holder or Optionholder under this Agreement (including, for the avoidance of doubt, any portion of the Merger Consideration) or otherwise, (iv) to withhold any amounts received on behalf of any Holder or Optionholder pursuant to this Agreement (including, for the avoidance of doubt, any portion of the Merger Consideration) or to satisfy (on behalf of the Securityholders) any and all obligations or liabilities of any Holder, Optionholder or the Member Representative in the performance of any of their commitments hereunder, (v) to execute and deliver any amendment or waiver to this Agreement and the other agreements, instruments, and documents contemplated hereby or executed in connection herewith (without the prior approval of any Holder or Optionholder), (vi) to receive and disburse to, or cause to be received or disbursed to, any individual pursuant to any incentive compensation agreement providing for a transaction bonus, in effect as of the Closing and (vii) to take all other actions to be taken by or on behalf of any Holder or Optionholder in connection with this Agreement and the other agreements, instruments, and documents contemplated hereby or executed in connection herewith. Such agency and proxy are coupled with an interest, are therefore irrevocable without the consent of the Member Representative and shall survive the death, incapacity, bankruptcy, dissolution or liquidation of each Holder and Optionholder. Each of the other parties shall be entitled to rely conclusively, without inquiry, on any document executed or purported to be executed on behalf of any Holder or Optionholder by the Member Representative and on all decisions, consents, instructions, omissions and actions by the Member Representative taken or purported to be taken on behalf of any Holder or Optionholder by the Member Representative, all of which shall be legally binding upon each Holder and Optionholder, and no Holder or Optionholder shall have the right to object, dissent, protest or otherwise contest the same, and each of the other parties to this Agreement are hereby relieved from any liability to any Person in accordance with the foregoing. The Member Representative shall have no duties or obligations hereunder, including any fiduciary duties, except those set forth herein, and such duties and obligations shall be determined solely by the express provisions of this Agreement.
(b)   Effective upon and by virtue of the Company Member Vote, and without any further act of any of the Holders or Optionholders, the Member Representative shall be indemnified, held harmless and reimbursed by each Holder and Optionholder against all costs, expenses (including reasonable attorneys’ fees), judgments, fines and amounts paid or incurred by the Member Representative in connection with any claim, action, suit or proceeding to which the Member Representative or such other Person is made a party by reason of the fact that it is or was acting as the Member Representative pursuant to the terms of this Agreement. Any and all amounts paid or incurred by the Member Representative in connection with any claim, action, suit or proceeding to which the Member Representative or such other Person is made a party by reason of the fact that it is or was acting as the

Member Representative pursuant to the terms of this Agreement are on behalf of the Securityholders (and, not for the avoidance of doubt, on behalf of the Member Representative in any other capacity, as a Holder or otherwise).
(c)   The Member Representative shall not incur any liability to any Holder or Optionholder by virtue of the failure or refusal of the Member Representative for any reason to consummate the Transactions or relating to the performance of their duties hereunder. The Member Representative shall have no liability in respect of any action, claim or proceeding brought against the Member Representative by any Holder or Optionholder, regardless of the legal theory under which such liability or obligation may be sought to be imposed, whether sounding in contract or tort, or whether at law or in equity, or otherwise, if the Member Representative took or omitted taking any action in good faith.
(d)   If the Member Representative pays or causes to be paid any amounts (on behalf of the Securityholders) in connection with any obligation or liability of a Holder or Optionholder in connection with the Transactions, any such payments and the reasonable expenses of the Member Representative incurred in administering or defending the underlying dispute or claim may be reimbursed, when and as incurred, from the Member Representative Holdback Amount (and, if not so reimbursed from the Member Representative Holdback Amount, the Member Representative shall be indemnified, held harmless and reimbursed by each Member and Optionholder for such amount(s)). The Member Representative may, in its sole and absolute discretion, distribute, or caused to be distributed, any or all of the funds received or held by the Member Representative on behalf of the Securityholders (including, for the avoidance of doubt, any portion of the Merger Consideration) to one or more Holders or Optionholders at any time after the date hereof, which such distribution(s) of funds may be different (i.e., with respect to amount, timing, conditionality or otherwise) for each Holder and Optionholder. Upon full reimbursement of all expenses, costs, obligations or liabilities incurred by the Member Representative in the performance of its duties hereunder, the Member Representative shall distribute, or caused to be distributed, all remaining funds held by the Member Representative on behalf of the Securityholders to the Securityholders; provided, that to ensure compliance with Treasury Regulation 1.409A-3(i)(5)(iv), the Optionholders shall not be entitled to receive any payment, and no payment shall be made to the Optionholders, in connection with the transaction contemplated hereby later than the date which is five (5) years after the Closing Date (it being understood that other Holders may receive payments after the date which is five (5) years after the Closing Date, including, for the avoidance of doubt, amounts that, if paid prior to the date which is five (5) years after the Closing Date, would have been paid to the Optionholders).
(e)   Notwithstanding anything to the contrary set forth herein, the Member Representative and its Affiliates shall not be liable for any loss to any Holder or Optionholder for any action taken or not taken by the Member Representative or for any act or omission taken or not taken in reliance upon the actions taken or not taken or decisions, communications or writings made, given or executed by Parent or the Merger Sub or the Surviving Entity.
(f)   Except as may have been expressly and specifically agreed to in writing by a Holder or Optionholder, on the one hand, and the Firm, on the other hand, and except for the Member Representative and its Affiliates (i) the Firm has not and is not representing, and shall not be deemed to have represented any Holder or Optionholder in connection with the transactions contemplated hereby, and (ii) the Firm has not and is not providing any advice or counsel (including legal advice or counsel), and shall not be deemed to have provided counsel or advice, to any Holder or Optionholder in connection with the transactions contemplated hereby. Each Holder and Optionholder agrees that Morgan, Lewis & Bockius LLP may represent the Member Representative and its Affiliates in any matter related to the transactions completed hereby including matters which maybe adverse to such Holder or Optionholder and, in furtherance thereof, each Holder and Optionholder consents to, and waives, without limitation, restriction or condition of any kind, any actual or potential conflict or other actual or potential objection with respect to the Firm’s representation of the Member Representative and its Affiliates in any matter related to the transactions completed hereby.
Section 9.17   Amendments.   This Agreement may be amended, at any time prior to the Merger Effective Time, by an instrument in writing signed on behalf of Parent, Merger Sub and the Company; provided, however, that after the Parent Stockholder Approval is obtained, there shall be no amendment or waiver that, pursuant to applicable Law, requires further approval of the Parent Stockholders, without the receipt of such further approvals.
Section 9.18   Trust Account Waiver.   Notwithstanding anything else in this Agreement, the Company acknowledges that it has received a copy of the Prospectus and acknowledges, agrees and understands that Parent has established the Trust Account and that Parent may disburse monies from the Trust Account only in the express circumstances described in the Prospectus. For and in consideration of Parent entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Member Representative each hereby agrees on behalf of itself their respective Subsidiaries, and their respective officers, managers, shareholders, members, partners, affiliates, agents and other representatives (collectively, “Representatives”), that, notwithstanding anything to the contrary in this Agreement, none of the Company, the Member Representative nor any of their respective Representatives does now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between Parent or any of its Representatives, on the one hand, and, the Company, the Member Representative or any of their respective Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Claims”). The Company and the Member Representative each, on its own behalf and on behalf of its Representatives, hereby irrevocably waives any Claims they have or may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with Parent and will not seek recourse against the Trust Account or any funds distributed therefrom as a result of, or arising out of, this Agreement and any negotiations, Contracts or agreements with Parent for any reason whatsoever; provided, that (x) nothing herein shall serve to limit or prohibit the Company’s and its Representatives’ right to pursue a claim against Parent for legal relief against monies or other assets held outside the Trust Account or for specific performance or other equitable relief (including a claim for Parent to specifically perform its obligations under this Agreement and a claim for Parent to specifically perform its obligations under the Trust Agreement, including distribution of funds from the Trust Account upon the Closing in accordance with the terms of this Agreement (after giving effect to the Parent Common Stockholder Redemption Election)), and (y) nothing herein shall serve to limit or prohibit any claims that the Company or its Representatives may have in the future against Parent’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds). This Section 9.18 shall survive the termination of this Agreement and will not expire and may not be altered in any way prior to the Closing without the express written consent of Parent.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Merger Agreement to be duly executed as of the day and year first above
PARENT:
ROMAN DBDR TECH ACQUISITION CORP.
/s/ Donald Basile

By: Dr. Donald Basile
Title: Co-Chief Executive Officer
MERGER SUB:
ROMAN PARENT MERGER SUB, LLC
/s/ Donald Basile
By: Dr. Donald Basile
Title: Managing Member
COMPANY:
COMPOSECURE HOLDINGS, L.L.C.
/s/ Jonathan Wilk

By: Jonathan C. Wilk
Title: Chief Executive Officer
MEMBER REPRESENTATIVE:
LLR EQUITY PARTNERS IV, L.P.
/s/ Mitchell Hollin

By: Mitchell Hollin
Title: Member
[Signature Page to Merger Agreement]

Annex B
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ROMAN DBDR TECH ACQUISITION CORP.
[•], 2021
Roman DBDR Tech Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.   The name of the Corporation is “Roman DBDR Tech Acquisition Corp.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on August 21, 2020. The Corporation filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on November 5, 2020 (the “Amended and Restated Certificate”).
2.   This Second Amended and Restated Certificate of Incorporation (this “Second Amended and Restated Certificate”) was duly adopted by the Board of Directors of the Corporation (the “Board”) and the stockholders of the Corporation in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.
3.   This Second Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of the State of Delaware.
4.   This Second Amended and Restated Certificate restates, integrates and amends the provisions of the Amended and Restated Certificate. Certain capitalized terms used in this Second Amended and Restated Certificate are defined where appropriate herein.
5.   The text of the Amended and Restated Certificate is hereby amended and restated in its entirety to read as follows:
ARTICLE I
NAME
The name of the corporation is CompoSecure, Inc. (the “Corporation”).
ARTICLE II
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”). In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.
ARTICLE III
REGISTERED AGENT
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware, 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.
ARTICLE IV
CAPITALIZATION
Section 4.1   Authorized Capital Stock.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 335,000,000 shares, consisting of (a) 325,000,000 shares of common stock (the “Common Stock”), which consists of

(i) 250,000,000 shares of Class A Common Stock (the “Class A Common Stock”) and (ii) 75,000,000 shares of Class B Common Stock (the “Class B Common Stock”), and (b) 10,000,000 shares of preferred stock (the “Preferred Stock”).
Section 4.2   Preferred Stock.   The Preferred Stock may be issued from time to time in one or more series. The Board is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the DGCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.
Section 4.3   Common Stock.
(a)   Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of Common Stock shall possess all voting power with respect to the Corporation. The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote. The holders of shares of Class A Common Stock and Class B Common Stock shall at all times vote together as one class on all matters submitted to a vote of the stockholders of the Corporation.
(b)   Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of the Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation).
(c)   Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions; provided, however, that the holders of Class B Common Stock shall not be entitled to share in any such dividends or other distributions.
(d)   Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them; provided, however, that the holders of Class B Common Stock shall not be entitled to receive any portion of any such assets in respect of their shares of Class B Common Stock.
Section 4.4   Rights and Options.   The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to purchase shares of any class or series of the

Corporation’s capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.
Section 4.5   Class B Common Stock.
(a) As used in this Second Amended and Restated Certificate, the term:
(i)   “Class B Units” means the Class B Units of CompoSecure Holdings.
(ii)   “CompoSecure Holdings” means CompoSecure Holdings, L.L.C., a Delaware limited liability company.
(iii)   “Exchange Agreement” means the Exchange Agreement, dated as of [•], 2021, by and among the Corporation, CompoSecure Holdings and such other holders of Class B Units from time to time party thereto, as it may be amended from time to time in accordance with its terms.
(iv)   “LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of CompoSecure Holdings, dated as of [•], 2021, as amended from time to time in accordance with its terms.
(b)   Shares of Class B Common Stock may only be issued to and held by the CompoSecure Holders (as defined in Section 10.3) and their respective Permitted Transferees (as defined in the LLC Agreement) and any other transferee of Class B Units to the extent permitted by the LLC Agreement (collectively, the “Permitted Holders”).
(c)   At any time CompoSecure Holdings issues a Class B Unit to a Permitted Holder, the Corporation shall issue a share of Class B Common Stock to such Permitted Holder. Upon the conversion or cancellation of any Class B Units pursuant to the Exchange Agreement and the LLC Agreement, the corresponding share of Class B Common Stock automatically shall be cancelled for no consideration being paid or issued with respect thereto and without any action on the part of any person, including the Corporation, subject to the terms of the Exchange Agreement and LLC Agreement. Any such cancelled shares of Class B Common Stock shall be deemed no longer outstanding, and all rights with respect to such shares shall automatically cease and terminate. Shares of Class B Common Stock may only be transferred to a person other than the Corporation or CompoSecure Holdings if the transferee is a Permitted Holder and an equal number of Class B Units are simultaneously transferred to such transferee in accordance with the LLC Agreement. If Class B Units are being transferred to a Permitted Holder in accordance with the LLC Agreement, an equal number of shares of Class B Common Stock must be simultaneously transferred to such transferee. The Corporation shall take all actions necessary so that, for so long as the Class B Common Stock is outstanding, the number of shares of Class B Common Stock outstanding equals the number of Class B Units outstanding and held by the Permitted Holders. For the avoidance of doubt, nothing herein restricts the ability of the Permitted Holders from surrendering shares of Class B Common Stock to the Corporation or CompoSecure Holdings pursuant to the Exchange Agreement.
(d)   The Corporation shall, and shall cause CompoSecure Holdings to, take all actions necessary so that, for as long as the Class B Common Stock is outstanding, the number of Class B Units outstanding equals the number of shares of Class B Common Stock outstanding. The Corporation shall take all such other actions as may be reasonably necessary or advisable to give effect to the intended substantive economic results of the provisions of this Second Amended and Restated Certificate, the Exchange Agreement and the LLC Agreement.
(e)   At any time when there are no longer any shares of Class B Common Stock outstanding, this Second Amended and Restated Certificate automatically shall be deemed amended to delete this Section 4.5 in its entirety without any further action required by any person.

ARTICLE V
BOARD OF DIRECTORS
Section 5.1   Board Powers.   The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Second Amended and Restated Certificate or the Second Amended and Restated Bylaws of the Corporation (as amended from time to time, the “Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL and this Second Amended and Restated Certificate.
Section 5.2   Number, Election and Term.
(a)   The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.
(b)   Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible, and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. Subject to Section 5.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director. Directors shall be elected by a plurality of the votes cast at an annual meeting of stockholders by holders of the Common Stock.
(c)   Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
(d)   Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.
Section 5.3   Newly Created Directorships and Vacancies.   Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 5.4   Removal.   Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 5.5   Preferred Stock Directors.   Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.
ARTICLE VI
BYLAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law, by this Second Amended and Restated Certificate (including any Preferred Stock Designation), or by the Bylaws, the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
ARTICLE VII
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT
Section 7.1   Meetings.   Subject to the rights of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board or Executive Chairman of the Board, as applicable, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied.
Section 7.2   Advance Notice.   Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
Section 7.3   Action by Written Consent.   Any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders.
ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION
Section 8.1   Limitation of Director Liability.   A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
Section 8.2   Indemnification and Advancement of Expenses.
(a)   To the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation to procure a judgment in its favor (each, a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees and disbursements, judgments, fines, ERISA excise taxes, damages, claims and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.
(b)   The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Second Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.
(c)   Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Second Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
(d)   This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
ARTICLE IX
CORPORATE OPPORTUNITY
(a)   The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors in circumstances where the application of any such doctrine to a corporate opportunity would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Second Amended and Restated Certificate or in the future. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.
(b)   Without limiting the foregoing, to the extent permitted by applicable law, each of the Members (as defined in the LLC Agreement), their respective Affiliates (as defined in Section 10.3) (other than the Corporation and its subsidiaries) and, to the extent any Member is a series limited liability company, any series thereof and all of their respective partners, principals, directors, officers, members, managers, equity holders and/or employees, including any of the foregoing who serve as officers or directors of the Corporation (each, an “Exempted Person”) shall not have any fiduciary duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its subsidiaries, except as otherwise expressly provided in any agreement entered into between the Company and such Exempted Person. To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, business opportunities that are from time to time available to the Exempted Persons, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and each such Exempted Person shall have no duty to communicate or offer such business opportunity to the Corporation (and there shall be no restriction on the Exempted Persons using the general knowledge and understanding of the industry in which the Corporation operates which it has gained as an Exempted Person in considering and pursuing such opportunities or in making investment, voting, monitoring, governance or other decisions relating to other entities or securities) and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation or any of its subsidiaries or stockholders for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such Exempted Person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or its subsidiaries, or uses such knowledge and understanding in the manner described herein, in each case, except as otherwise expressly provided in any agreement entered into between the Company and such Exempted Person. In addition to and notwithstanding the foregoing, a corporate opportunity shall not be deemed to belong to the Corporation if it is a business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy. Any person or entity purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of the provisions of this Article IX.
(c)   Neither the alteration, amendment, addition to or repeal of this Article IX, nor the adoption of any provision of this Second Amended and Restated Certificate (including any Preferred Stock Designation) inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article IX, would accrue or arise, prior to such alteration, amendment, addition, repeal or adoption. This Article IX shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Second Amended and Restated Certificate, the Bylaws or applicable law.
ARTICLE X
BUSINESS COMBINATIONS
Section 10.1   Opt Out of DGCL 203.   The Corporation shall not be governed by Section 203 of the DGCL.
Section 10.2   Limitations on Business Combinations.   Notwithstanding the foregoing, the Corporation shall not engage in any business combination, at any point in time at which the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, with any interested stockholder for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:
(a)   prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; or
(b)   upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers or (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(c)   at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two thirds of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.
Section 10.3   Definitions.   For purposes of this Article X, the term:
(a)   “Affiliate” means, with respect to any person, any other person that controls, is controlled by, or is under common control with such person.
(b)   “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.
(c)   “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:
(i)   any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (A) with the interested stockholder, or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section 10.2 is not applicable to the surviving entity;
(ii)   any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;
(iii)   any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (B) pursuant to a merger under Section 251(g) of the DGCL; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (D) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (E) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (C)  — (E) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);
(iv)   any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v)   any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i)-(iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.
(d)   “CompoSecure Holders” means the members of CompoSecure Holdings (at such time as he, she or it may hold shares of Class B Common Stock).
(e)   “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article X, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.
(f)   “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an Affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, or (iii) an Affiliate or associate of any such person described in clauses (i) and (ii); provided, however, that the term “interested stockholder” shall not include (A) the Sponsor Holders or the CompoSecure Holders or their respective transferees, or (B) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided, that such person specified in this clause (B) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.
(g)   “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its Affiliates or associates:
(i)   beneficially owns such stock, directly or indirectly; or
(ii)   has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s Affiliates or associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or
(iii)   has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose Affiliates or associates beneficially own, directly or indirectly, such stock.
(h)   “person” means any individual, corporation, partnership, unincorporated association or other entity.

(i)   “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.
(j)   “Sponsor Holders” means Roman DBDR Tech Sponsor LLC and its Affiliates.
(k)   “voting stock” means stock of any class or series entitled to vote generally in the election of directors.

ARTICLE XI
AMENDMENT OF AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate (including any Preferred Stock Designation), in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI. Notwithstanding anything to the contrary contained in this Second Amended and Restated Certificate, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Article V, Section 7.1, Section 7.3, Article VIII, Article IX, Article X and this Article XI may be altered, amended or repealed in any respect, nor may any provision or bylaw inconsistent therewith be adopted, unless, in addition to any other vote required by this Second Amended and Restated Certificate or otherwise required by law, such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set forth above.
ROMAN DBDR TECH ACQUISITION CORP.
By:
Name:
Title:
[Signature Page to Second Amended and Restated Charter of Roman DBDR Tech Acquisition Corp.]

ANNEX C
SECOND AMENDED AND RESTATED BYLAWS
OF
COMPOSECURE, INC.
(THE “CORPORATION”)
ARTICLE I
OFFICES
Section 1.1   Registered Office.   The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation’s registered agent in Delaware.
Section 1.2   Additional Offices.   The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.
ARTICLE II
STOCKHOLDER MEETINGS
Section 2.1   Annual Meetings.   The annual meeting of stockholders shall be held at such place, either within or without the State of Delaware, and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the stockholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.
Section 2.2   Special Meetings.   Subject to the rights of the holders of any outstanding series of the preferred stock of the Corporation (“Preferred Stock”), and to the requirements of applicable law, special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board, a Chief Executive Officer, or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person. Special meetings of stockholders shall be held at such place, either within or without the State of Delaware, and at such time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). For purposes of these Bylaws, so long as LLR Equity Partners IV, L.P., or any of its affiliates (“LLR”), has the right to designate a director to the Board, references to “Chairman of the Board” shall be deemed to mean the director designated by LLR, unless LLR agrees otherwise in writing.
Section 2.3   Notices.   Written notice of each stockholders’ meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting, by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the General Corporation Law of the State of Delaware (the “DGCL”). If said notice is for a stockholders’ meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto). Any meeting of stockholders as to which notice has been given may be postponed, and any meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.

Section 2.4   Quorum.   Except as otherwise provided by applicable law, the Corporation’s Certificate of Incorporation, as the same may be amended or restated from time to time (the “Certificate of Incorporation”) or these Bylaws, the presence, in person or by proxy, at a stockholders’ meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders of the Corporation, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.
Section 2.5   Voting of Shares.
(a)   Voting Lists.   The Secretary of the Corporation (the “Secretary”) shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at such meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order and showing the address and the number and class of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.
(b)   Manner of Voting.   At any stockholders’ meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.
(c)   Proxies.   Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy expressly provides for a longer period. Proxies need not be filed with the Secretary until the meeting is called to order, but shall be filed with the Secretary before being voted. No stockholder shall have cumulative voting rights. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority.
(i)   A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.
(ii)   A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
(d)   Required Vote.   Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all meetings of stockholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.
(e)   Inspectors of Election.   The Board may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.
Section 2.6   Adjournments.   Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
Section 2.7   Advance Notice for Business.
(a)   Annual Meetings of Stockholders.   No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.
(i)   In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.7(a)(iii), a stockholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 2.7(a).
(ii)   To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

(iii)   The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such stockholder has complied with the requirements of such rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.
(iv)   In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
(b)   Special Meetings of Stockholders.   Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.
(c)   Public Announcement.   For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).
Section 2.8   Conduct of Meetings.   The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, any Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of any Chief Executive Officer or if a Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
Section 2.9   Consents in Lieu of Meeting.   Any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders.
ARTICLE III
DIRECTORS
Section 3.1   Powers; Number.   The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware. Subject to the Certificate of Incorporation, the number of directors shall be fixed exclusively by resolution of the Board.
Section 3.2   Advance Notice for Nomination of Directors.
(a)   Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.
(b)   In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a stockholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 3.2.
(c)   Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.
(d)   To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
(e)   If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.2, or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.
(f)   In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation.
Section 3.3   Compensation.   Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board, and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.
Section 3.4   Newly Created Directorships and Vacancies.   Unless otherwise provided by the Certificate of Incorporation, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
ARTICLE IV
BOARD MEETINGS
Section 4.1   Annual Meetings.   The Board shall meet as soon as practicable after the adjournment of each annual stockholders’ meeting at the place of the annual stockholders’ meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.
Section 4.2   Regular Meetings.   Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Delaware) as shall from time to time be determined by the Board.
Section 4.3   Special Meetings.   Special meetings of the Board (a) may be called by the Chairman of the Board or any of the Chief Executive Officers and (b) shall be called by the Chairman of the Board, any of the Chief Executive Officers or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place (within or without the State of Delaware) as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.
Section 4.4      Quorum; Required Vote. A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
Section 4.5      Consent In Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 4.6   Organization.   The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, any Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of any Chief Executive Officer or if a Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the

Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
ARTICLE V
COMMITTEES OF DIRECTORS
Section 5.1   Establishment.   The Board may by resolution passed by a majority of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.
Section 5.2   Available Powers.   Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.
Section 5.3   Alternate Members.   The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.
Section 5.4   Procedures.   Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these Bylaws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these Bylaws.
ARTICLE VI
OFFICERS
Section 6.1   Officers.   The officers of the Corporation elected by the Board may include a Chairman of the Board of Directors, one or more Chief Executive Officers, a President, a Chief Financial Officer, a Secretary and such other officers (including without limitation, Vice Presidents, Assistant Secretaries and a Treasurer) as the Board from time to time may determine. Such officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Board may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board.
(a)   Chairman of the Board.   The Chairman of the Board shall preside at all meetings of the stockholders and the Board. The Chairman of the Board shall have supervision and control of all activities of the Corporation, subject to the ultimate authority of the Board. The position of the Chairman of the Board shall preside over the position of the Chief Executive Officer in all respects.
(b)   Chief Executive Officer(s).   One or more persons may hold the position of chief executive officer(s) of the Corporation, subject in all respects to the Chairman of the Board, and shall be responsible for the execution of the policies of the Chairman of the Board with respect to such matters. In the absence (or inability or refusal to act) of the Chairman of the Board, any Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The position of Chief Executive Officer may be held by the same person and may be held by more than one person.
(c)   President.   The President shall make recommendations to any of the Chief Executive Officers on all operational matters that would normally be reserved for the final executive responsibility of any of the Chief Executive Officers and shall perform such other duties as may be prescribed by the Chairman of the Board or any of the Chief Executive Officers. In the absence (or inability or refusal to act) of the Chairman of the Board and any of the Chief Executive Officers, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The President shall also perform such duties and have such powers as shall be designated by the Board. The position of President and Chief Executive Officer may be held by the same person.
(d)   Vice Presidents.   In the absence (or inability or refusal to act) of the Chairman of the Board, any of the Chief Executive Officers or the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of a Chief Executive Officer or the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.
(e)   Secretary.
(i)   The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, any Chief Executive Officer or the President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.
(ii)   The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.
(f)   Assistant Secretaries.   The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.
(g)   Chief Financial Officer.   The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, any Chief Executive Officer or the President may authorize).
(h)      Treasurer   The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.
Section 6.2   Term of Office; Removal; Vacancies.   The officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected and qualified by the Board or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Board, any Chief Executive Officer or President may also be removed, with or without cause, by the Board, any Chief Executive

Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Board, any Chief Executive Officer or President may be filled by the Board, any Chief Executive Officer or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.
Section 6.3   Other Officers.   The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.
Section 6.4   Multiple Officeholders; Stockholder and Director Officers.   Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws otherwise provide. Officers need not be stockholders or residents of the State of Delaware.
ARTICLE VII
SHARES
Section 7.1   Certificated and Uncertificated Shares.   The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the DGCL.
Section 7.2   Multiple Classes of Stock.   If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.
Section 7.3   Signatures.   Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, any Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.
Section 7.4   Consideration and Payment for Shares.
(a)   Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Corporation including, without limitation, cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.
(b)   Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

Section 7.5   Lost, Destroyed or Wrongfully Taken Certificates.
(a)   If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.
(b)   If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.
Section 7.6   Transfer of Stock.
(a)   If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:
(i)   in the case of certificated shares, the certificate representing such shares has been surrendered;
(ii)   (A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;
(iii)   the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;
(iv)   the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and
(v)   such other conditions for such transfer as shall be provided for under applicable law have been satisfied.
(b)   Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.
Section 7.7   Registered Stockholders.   Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

Section 7.8   Effect of the Corporation’s Restriction on Transfer.
(a)   A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.
(b)   A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares prior to or within a reasonable time after the issuance or transfer of such shares.
Section 7.9   Regulations.   The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.
ARTICLE VIII
INDEMNIFICATION
Section 8.1   Right to Indemnification.   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.
Section 8.2   Right to Advancement of Expenses.   In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys’ fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of an undertaking (hereinafter an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Article VIII or otherwise.

Section 8.3   Right of Indemnitee to Bring Suit.   If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.
Section 8.4   Non-Exclusivity of Rights.   The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Incorporation, these Bylaws, an agreement, a vote of stockholders or disinterested directors, or otherwise.
Section 8.5   Insurance.   The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
Section 8.6   Indemnification of Other Persons.   This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.
Section 8.7   Amendments.   Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided however, that amendments or repeals of this Article VIII shall require the affirmative vote of the stockholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of the Corporation.

Section 8.8   Certain Definitions.   For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 145 of the DGCL.
Section 8.9   Contract Rights.   The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.
Section 8.10   Severability.   If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
ARTICLE IX
MISCELLANEOUS
Section 9.1   Place of Meetings.   If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.
Section 9.2   Fixing Record Dates.
(a)   In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.
(b)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 9.3   Means of Giving Notice.
(a)   Notice to Directors.   Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.
(b)   Notice to Stockholders.   Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
(c)   Electronic Transmission.   “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to any recognizable electronic transmission process, including by facsimile or electronic mail.
(d)   Notice to Stockholders Sharing Same Address.   Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.
(e)   Exceptions to Notice Requirements.   Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful. Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom (1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.
Section 9.4   Waiver of Notice. Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these Bylaws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.5   Meeting Attendance via Remote Communication Equipment.
(a)   Stockholder Meetings.   If authorized by the Chairman of the Board in his or her sole discretion, and subject to such guidelines and procedures as he or she may adopt, stockholders entitled to vote at such meeting and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:
(i)   participate in a meeting of stockholders; and
(ii)   be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and, if entitled to vote, to vote on matters submitted to the applicable stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

(b)   Board Meetings.   Unless otherwise restricted by applicable law, the Certificate of Incorporation or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.6   Dividends.   The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.
Section 9.7   Reserves.   The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.
Section 9.8   Contracts and Negotiable Instruments.   Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.
Section 9.9   Fiscal Year.   The fiscal year of the Corporation shall be fixed by the Board.
Section 9.10   Seal.   The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.
Section 9.11   Books and Records.   The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.
Section 9.12   Resignation.   Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board or any Chief Executive Officer,. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 9.13   Surety Bonds.   Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Chairman of the Board.
Section 9.14   Securities of Other Corporations.   Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, or any Chief Executive Officer, or any designee thereof. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.
Section 9.15   Amendments.   The Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any separate vote of the holders of any class or series of capital stock of the Corporation required by applicable law, the Certificate of Incorporation or the Bylaws, the affirmative vote of the holders of at least a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.
Section 9.16   Exclusive Forum.   Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring any state law claims for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or the Corporation’s Certificate of Incorporation or Bylaws or (d) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (a) through (d) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 9.16. If any provision or provisions of this Section 9.16 shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 9.16 (including, without limitation, each portion of any sentence of this Section 9.16 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ANNEX D
COMPOSECURE, INC.
2021 INCENTIVE EQUITY PLAN
Effective as of the Effective Date (as defined below), the CompoSecure, Inc. 2021 Incentive Equity Plan (as in effect from time to time, the “Plan”) is hereby established.
The purpose of the Plan is to provide employees of CompoSecure, Inc., a Delaware corporation formerly known as Roman DBDR Tech Acquisition Corp. (together with its successors, the “Company”), and its subsidiaries, certain consultants and advisors who perform services for the Company or its subsidiaries, and non-employee members of the Board of Directors of the Company, with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, stock units, and other stock-based awards.
The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.
Section 1.   Definitions
The following terms has the meanings set forth below for purposes of the Plan:
(a)   “409A” means Section 409A of the Code.
(b)   “Board” means the Board of Directors of the Company.
(c)   “Cause” has the meaning given to that term in any written employment agreement, offer letter or severance agreement between the Employer and the Participant, or if no such agreement exists or if such term is not defined therein, and unless otherwise defined in the Grant Instrument, Cause means a finding by the Committee that the Participant (i) has breached his or her employment or service contract with the Employer, (ii) has engaged in disloyalty to the Employer, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to Persons not entitled to receive such information, (iv) has breached any written non-competition, non-solicitation, invention assignment or confidentiality agreement between the Participant and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Committee determines.
(d)   “CEO” means the Chief Executive Officer of the Company.
(e)   “Change of Control”, unless otherwise set forth in a Grant Instrument, shall be deemed to have occurred if:
(i)   Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a direct or indirect subsidiary of another Person and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares of such other Person representing more than 50% of the voting power of the then outstanding securities of such other Person;
(ii)   The consummation of (A) a merger or consolidation of the Company with another Person where, immediately after the merger or consolidation, the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, in substantially the same proportion as ownership immediately prior to the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving Person would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, will not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving Person or (B) a sale or other disposition of all or substantially all of the assets of the Company;
(iii)   A change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections, or threatened election contests, for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination; or
(iv)   The consummation of a complete dissolution or liquidation of the Company.
The Committee may modify the definition of Change of Control for a particular Grant as the Committee deems appropriate to comply with 409A or otherwise. Notwithstanding the foregoing, if a Grant constitutes deferred compensation subject to 409A and the Grant provides for payment upon a Change of Control, then, for purposes of such payment provisions, no Change of Control shall be deemed to have occurred upon an event described in items (i)  — (iv) above unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under 409A.
(f)   “Class A Stock” means the Class A common stock, par value $0.0001 per share, of the Company.
(g)   “Class B Stock” means the Class B common stock, par value $0.0001 per share, of the Company.
(h)   “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
(i)   “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan and to the extent the Board does not appoint a committee, the Board can serve as the Committee. The Committee shall consist of directors who are “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act and “independent directors,” as determined in accordance with the independence standards established by the stock exchange on which the Class A Stock is at the time primarily traded.
(j)   “Disability” or “Disabled” means, unless otherwise set forth in the Grant Instrument, a Participant’s becoming disabled within the meaning of the Employer’s long-term disability plan applicable to the Participant.
(k)   “Dividend Equivalent” means an amount determined by multiplying the number of shares of Class A Stock subject to a Stock Unit or Other Stock-Based Award by the per-share cash dividend paid by the Company on its outstanding Class A Stock, or the per-share Fair Market Value of any dividend paid on its outstanding Class A Stock in consideration other than cash. If interest is credited on accumulated divided equivalents, the term “Dividend Equivalent” shall include the accrued interest.
(l)   “Effective Date” means the effective date of the consummation of the merger contemplated by the Merger Agreement, subject to approval of the Plan by the stockholders of the Company.
(m)   “Employed by, or providing service to, the Employer” or “Employed by, or provide service to, the Employer” means employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Stock Awards, Stock Units, and Other Stock-Based Awards, a Participant shall not be considered to have terminated employment or service until the Participant ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise. If a Participant’s relationship is with a subsidiary of the Company and that entity ceases to be a subsidiary of the Company, the Participant will be deemed to cease employment or service when the entity ceases to be a subsidiary of the Company, unless the Participant transfers employment or service to an Employer.

(n)   “Employee” means an employee of the Employer (including an officer or director who is also an employee), but excluding any person who is classified by the Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.
(o)   “Employer” means the Company and its subsidiaries.
(p)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(q)   “Exercise Price” means the per share price at which shares of Class A Stock may be purchased under an Option, as designated by the Committee.
(r)   “Fair Market Value” means:
(i)   For so long as the Class A Stock is publicly traded, the Fair Market Value per share shall be determined as follows: (A) if the principal trading market for the Class A Stock is a national securities exchange, the closing sales price during regular trading hours on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (B) if the Class A Stock is not principally traded on any such exchange, the last reported sale price of a share of Class A Stock during regular trading hours on the relevant date, as reported by the OTC Bulletin Board.
(ii)   If the Class A Stock is not publicly traded or, if publicly traded, is not subject to reported transactions as set forth above, the Fair Market Value per share shall be determined by the Committee through any reasonable valuation method authorized under the Code.
(s)   “GAAP” means United States generally accepted accounting principles.
(t)   “Grant” means an Option, SAR, Stock Award, Stock Unit or Other Stock-Based Award granted under the Plan.
(u)   “Grant Instrument” means the written agreement that sets forth the terms and conditions of a Grant, including all amendments thereto.
(v)   “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under Section 422 of the Code.
(w)   “Key Advisor” means a consultant or advisor of the Employer who provides bona fide services to the Employer as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act of 1933, as amended.
(x)   “Merger Agreement” means that certain Agreement and Plan of Merger, dated as of April 19, 2021, by and among the Company, Roman Parent Merger Sub, LLC, a Delaware limited liability company, CompoSecure Holdings, L.L.C., a Delaware limited liability company, and certain other persons named therein and party thereto.
(y)   “Non-Employee Director” means a member of the Board who is not an Employee.
(z)   “Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under Section 422 of the Code.
(aa)   “Option” means an option to purchase shares of Class A Stock, as described in Section 6.
(bb)   “Other Stock-Based Award” means any Grant based on, measured by or payable in Class A Stock (other than an Option, Stock Unit, Stock Award, or SAR), as described in Section 10.
(cc)   “Participant” means an Employee, Key Advisor or Non-Employee Director designated by the Committee to participate in the Plan.
(dd)   “Performance Goals” means performance goals that may include, but are not limited to, one or more of the following criteria: cash flow; free cash flow; earnings (including gross margin,

earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, adjusted earnings before interest, taxes, depreciation and amortization and net earnings); earnings per share; growth in earnings or earnings per share; book value growth; stock price; return on equity or average stockholder equity; total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; return on capital; return on assets or net assets; revenue, growth in revenue or return on sales; sales; expense reduction or expense control; expense to revenue ratio; income, net income or adjusted net income; operating income, net operating income, adjusted operating income or net operating income after tax; operating profit or net operating profit; operating margin; gross profit margin; return on operating revenue or return on operating profit; regulatory filings; regulatory approvals, litigation and regulatory resolution goals; other operational, regulatory or departmental objectives; budget comparisons; growth in stockholder value relative to established indexes, or another peer group or peer group index; development and implementation of strategic plans and/or organizational restructuring goals; development and implementation of risk and crisis management programs; improvement in workforce diversity; compliance requirements and compliance relief; safety goals; productivity goals; workforce management and succession planning goals; economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); measures of customer satisfaction, employee satisfaction or staff development; development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; merger and acquisitions; and other similar criteria as determined by the Committee. Performance Goals applicable to a Grant shall be determined by the Committee, and may be established on an absolute or relative basis and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments. Relative performance may be measured against a group of peer companies, a financial market index or other objective and quantifiable indices.
(ee)   “Person” means any natural person, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.
(ff)   “Restriction Period” has the meaning given that term in Section 7(a).
(gg)   “SAR” means a stock appreciation right, as described in Section 9.
(hh)   “Stock Award” means an award of Class A Stock, as described in Section 7.
(ii)   “Stock Unit” means an award of a phantom unit representing a share of Class A Stock, as described in Section 8.
(jj)   “Substitute Awards” has the meaning given that term in Section 4(c).
Section 2.   Administration
(a)   Committee.   The Plan shall be administered and interpreted by the Committee; provided, however, that any Grants to members of the Board must be authorized by a majority of the Board (counting all Board members for purposes of a quorum, but only non-interested Board members for purposes of such majority approval). The Committee may delegate authority to one or more subcommittees, as it deems appropriate. Subject to compliance with applicable law and the applicable stock exchange rules, the Board, in its discretion, may perform any action of the Committee hereunder in any individual instance (without any need for any formal assumption of authority from the Committee). To the extent that the Board, a subcommittee or the CEO, as described below administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board or such subcommittee or the CEO.
(b)   Delegation to CEO.   Subject to compliance with applicable law and applicable stock exchange requirements, including Section 157(c) of the Delaware General Corporation Law, the

Committee may delegate all or part of its authority and power to the CEO, as it deems appropriate, with respect to Grants to Employees or Key Advisors who are not executive officers under Section 16 of the Exchange Act.
(c)   Committee Authority.   The Committee shall have the sole authority to (i) determine the individuals to whom Grants shall be made under the Plan, (ii) determine the type, size, terms and conditions of the Grants to be made to each such individual, (iii) determine the time when the Grants will be made and the duration of any applicable exercise period or Restriction Period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued Grant, subject to the provisions of Section 17 below, (v) determine and adopt terms, guidelines, and provisions, not inconsistent with the Plan and applicable law, that apply to individuals residing outside of the United States who receive Grants under the Plan, and (vi) deal with any other matters arising under the Plan.
(d)   Committee Determinations.   The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all Persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.
(e)   Indemnification.   No member of the Committee or the Board, and no employee of the Company shall be liable for any act or failure to act with respect to the Plan, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member of the Committee or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and the Board and any agent of the Committee or the Board who is an employee of the Company or a subsidiary against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such Person’s bad faith or willful misconduct.
Section 3.   Grants
Grants under the Plan may consist of Options as described in Section 6, Stock Awards as described in Section 7, Stock Units as described in Section 8, SARs as described in Section 9, and Other Stock-Based Awards as described in Section 10. All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in the Grant Instrument. All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.
Section 4.   Shares Subject to the Plan
(a)   Shares Authorized.   Subject to adjustment as described below in Sections 4(b) and 4(e) below, the aggregate number of shares of Class A Stock that may be issued or transferred under the Plan shall be [      ]1 shares of Class A Stock plus the number of shares of Class A Stock underlying grants issued under the Company’s existing Amended and Restated Equity Compensation Plan that expire, terminate or are otherwise forfeited without being exercised. The aggregate number of shares of Class A Stock that may be issued or transferred under the Plan pursuant to Incentive Stock Options

1
Note to Draft: Such amount to equal 10% of the aggregate number of shares of Class A Stock and Class B Stock issued and outstanding after giving effect to the closing.

shall not exceed [      ]2 shares of Class A Stock. Commencing with the first business day of each calendar year beginning in 2022, the aggregate number of shares of Class A Stock that may be issued or transferred under the Plan shall be increased by, (x) an amount of shares of Class A Stock equal to 4% of the aggregate number of shares of Class A Stock and Class B Stock outstanding as of the last day of the immediately preceding calendar year, or (y) such lesser number of shares of Class A Stock as may be determined by the Committee.
(b)   Source of Shares; Share Counting.   Shares issued or transferred under the Plan may be authorized but unissued shares of Class A Stock or reacquired shares of Class A Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan, expire or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any Stock Awards, Stock Units or Other Stock-Based Awards are forfeited, terminated or otherwise not paid in full, the shares subject to such Grants shall again be available for purposes of the Plan. If shares of Class A Stock otherwise issuable under the Plan are surrendered in payment of the Exercise Price of an Option, then the number of shares of Class A Stock available for issuance under the Plan shall be reduced only by the net number of shares actually issued by the Company upon such exercise and not by the gross number of shares as to which such Option is exercised. Upon the exercise of any SAR under the Plan, the number of shares of Class A Stock available for issuance under the Plan shall be reduced by only by the net number of shares actually issued by the Company upon such exercise. If shares of Class A Stock otherwise issuable under the Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any Grant or the issuance of Class A Stock thereunder, then the number of shares of Class A Stock available for issuance under the Plan shall be reduced by the net number of shares issued, vested or exercised under such Grant, calculated in each instance after payment of such share withholding. To the extent any Grants are paid in cash, and not in shares of Class A Stock, any shares previously subject to such Grants shall again be available for issuance or transfer under the Plan. For the avoidance of doubt, if shares are repurchased by the Company on the open market with the proceeds of the Exercise Price of Options, such shares may not again be made available for issuance under the Plan.
(c)   Substitute Awards.   Shares issued or transferred under Grants made pursuant to an assumption, substitution or exchange for previously granted awards of a company acquired by the Company in a transaction (“Substitute Awards”) shall not reduce the number of shares of Class A Stock available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Grants under the Plan and shall not reduce the Plan’s share reserve (subject to applicable stock exchange listing and Code requirements).
(d)   Individual Limits for Non-Employee Directors.   Subject to adjustment as described below in Section 4(e), the maximum aggregate grant date value of shares of Class A Stock subject to Grants granted to any Non-Employee Director during any calendar year, taken together with any cash fees earned by such Non-Employee Director for services rendered during the calendar year, shall not exceed [$350,000] in total value[; provided, however, that with respect to the year during which the Non-Employee Director is first appointed or elected to the Board, the maximum aggregate grant date value of shares of Class A Stock granted to such Non-Employee Director during the initial annual period, taken together with any cash fees earned by such Non-Employee Director for services rendered during such period, shall not exceed [$750,000] in total value during the initial annual period]. For purposes of this limit, the value of such Grants shall be calculated based on the grant date fair value of such Grants for financial reporting purposes.
(e)   Adjustments.   If there is any change in the number or kind of shares of Class A Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Class A Stock as a

2
Note to Draft: Such amount to equal 10% of the shares of Class A Stock and Class B Stock after giving effect to the closing.

class without the Company’s receipt of consideration, or if the value of outstanding shares of Class A Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number and kind of shares of Class A Stock available for issuance under the Plan, the maximum amount of Grants which a Non-Employee Director may receive in any year, the number and kind of shares covered by outstanding Grants, the number and kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Class A Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control, the provisions of Section 12 shall apply. Any adjustments to outstanding Grants shall be consistent with Section 409A or Section 424 of the Code, to the extent applicable. The adjustments of Grants under this Section 4(e) shall include adjustment of shares, Exercise Price of Stock Options, base amount of SARs, Performance Goals or other terms and conditions, as the Committee deems appropriate. The Committee shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Committee shall be final, binding and conclusive.
Section 5.   Eligibility for Participation
(a)   Eligible Persons.   All Employees and Non-Employee Directors shall be eligible to participate in the Plan. Key Advisors shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Employer, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.
(b)   Selection of Participants.   The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Class A Stock subject to a particular Grant in such manner as the Committee determines.
Section 6.   Options
The Committee may grant Options to an Employee, Non-Employee Director or Key Advisor upon such terms as the Committee deems appropriate. The following provisions are applicable to Options:
(a)   Number of Shares.   The Committee shall determine the number of shares of Class A Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.
(b)   Type of Option and Exercise Price.
(i)   The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parent or subsidiary corporations, as defined in Section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.
(ii)   The Exercise Price of Class A Stock subject to an Option shall be determined by the Committee and shall be equal to or greater than the Fair Market Value of a share of Class A Stock on the date the Option is granted. However, an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of a share of Class A Stock on the date of grant.
(c)   Option Term.   The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Section 424 of the Code, may not have a term that exceeds five years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option), the exercise of the Option is prohibited by applicable law, including a prohibition on purchases or sales of Class A Stock under the Company’s insider trading policy, the term of the Option shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.
(d)   Exercisability of Options.   Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.
(e)   Grants to Non-Exempt Employees.   Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).
(f)   Termination of Employment or Service.   Except as provided in the Grant Instrument, an Option may only be exercised while the Participant is Employed by, or providing services to, the Employer. The Committee shall determine in the Grant Instrument under what circumstances and during what time periods a Participant may exercise an Option after termination of employment or service.
(g)   Exercise of Options.   A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for an Option as specified by the Committee (i) in cash, (ii) unless the Committee determines otherwise, by delivering shares of Class A Stock owned by the Participant and having a Fair Market Value on the date of exercise at least equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Class A Stock having a Fair Market Value on the date of exercise at least equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) if permitted by the Committee and solely with respect to Nonqualified Stock Options, by withholding shares of Class A Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the Exercise Price, or (v) by such other method as the Committee may approve. Shares of Class A Stock used to exercise an Option shall have been held by the Participant for the requisite period of time necessary to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares to be issued or transferred pursuant to the Option, and any required withholding taxes, must be received by the Company by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance or transfer of such shares.
(h)   Limits on Incentive Stock Options.   Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the Class A Stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.
Section 7.   Stock Awards
The Committee may issue or transfer shares of Class A Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:
(a)   General Requirements.   Shares of Class A Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including, without limitation, restrictions based on the achievement of specific Performance Goals. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”
(b)   Number of Shares.   The Committee shall determine the number of shares of Class A Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.
(c)   Requirement of Employment or Service.   If the Participant ceases to be Employed by, or provide service to, the Employer during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Class A Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)   Restrictions on Transfer and Legend on Stock Certificate.   During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except under Section 15. Unless otherwise determined by the Committee, the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed. Each certificate for a Stock Award, unless held by the Company, shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed.
(e)   Right to Vote and to Receive Dividends.   Unless the Committee determines otherwise, during the Restriction Period, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee, including, without limitation, the achievement of specific Performance Goals. Dividends with respect to Stock Awards that vest based on performance shall vest if and to the extent that the underlying Stock Award vests, as determined by the Committee. Dividends with respect to stock awards that are time-vested shall vest as determined by the Committee.
(f)   Lapse of Restrictions.   All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions, if any, imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.
Section 8.   Stock Units
The Committee may grant Stock Units, each of which shall represent one hypothetical share of Class A Stock, to an Employee, Non-Employee Director or Key Advisor upon such terms and conditions as the Committee deems appropriate. The following provisions are applicable to Stock Units:
(a)   Crediting of Units.   Each Stock Unit shall represent the right of the Participant to receive a share of Class A Stock or an amount of cash based on the value of a share of Class A Stock, if and when specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of the Plan.
(b)   Terms of Stock Units.   The Committee may grant Stock Units that vest and are payable if specified Performance Goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Committee. The Committee may accelerate vesting or payment, as to any or all Stock Units at any time for any reason, provided such acceleration complies with 409A. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.
(c)   Requirement of Employment or Service.   If the Participant ceases to be Employed by, or provide service to, the Employer prior to the vesting of Stock Units, or if other conditions established by the Committee are not met, the Participant’s Stock Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.
(d)   Payment With Respect to Stock Units.   Payments with respect to Stock Units shall be made in cash, Class A Stock or any combination of the foregoing, as the Committee shall determine.
Section 9.   Stock Appreciation Rights
The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:
(a)   General Requirements.   The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to or greater than the Fair Market Value of a share of Class A Stock as of the date of grant of the SAR. The term of any SAR shall not exceed ten years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR, the exercise of the SAR is prohibited by applicable law, including a prohibition on purchases or sales of Class A Stock under the Company’s insider trading policy, the term shall be extended for a period of 30 days following the end of the legal prohibition, unless the Committee determines otherwise.
(b)   Tandem SARs.   In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Class A Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Class A Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Class A Stock.
(c)   Exercisability.   A SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as specified by the Committee. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.
(d)   Grants to Non-Exempt Employees.   Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).
(e)   Value of SARs.   When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Class A Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (a).
(f)   Form of Payment.   The appreciation in a SAR shall be paid in shares of Class A Stock, cash or any combination of the foregoing, as the Committee shall determine. For purposes of calculating the number of shares of Class A Stock to be received, shares of Class A Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.
Section 10.   Other Stock-Based Awards
The Committee may grant Other Stock-Based Awards, which are awards (other than those described in Sections 6 through 9) that are based on or measured by Class A Stock, to any Employee, Non-Employee

Director or Key Advisor, on such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be awarded subject to the achievement of Performance Goals or other criteria or other conditions and may be payable in cash, Class A Stock or any combination of the foregoing, as the Committee shall determine.
Section 11.   Dividend Equivalents
The Committee may grant Dividend Equivalents in connection with Stock Units or Other Stock-Based Awards. Dividend Equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of Class A Stock, and upon such terms and conditions as the Committee shall determine. Dividend Equivalents with respect to Stock Units or Other Stock-Based Awards that vest based on performance shall vest and be paid only if and to the extent the underlying Stock Units or Other Stock-Based Awards vest and are paid, as determined by the Committee.
Section 12.   Consequences of a Change of Control
(a)   Assumption of Outstanding Grants.   Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Grants that are not exercised or paid at the time of the Change of Control shall be assumed by, or replaced with grants (with respect to cash, securities, or a combination thereof) that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation). An assumption or substitution of any Grants shall be done in a manner consistent with the provisions of Sections 409A and, if applicable, 424 of the Code. After a Change of Control, references to the “Company” or “Employer” as they relate to employment matters shall include the successor employer in the transaction, subject to applicable law.
(b)   Other Alternatives.   In the event of a Change of Control, if any outstanding Grants are not assumed by, or replaced with grants that have comparable terms by, the surviving corporation (or a parent or subsidiary of the surviving corporation), the Committee may (but is not obligated to) make adjustments to the terms and conditions of outstanding Grants, including, without limitation, taking any of the following actions (or combination thereof) with respect to any or all outstanding Grants, without the consent of any Participant: (i) the Committee may determine that outstanding Stock Options and SARs shall automatically accelerate and become fully exercisable and the restrictions and conditions on outstanding Stock Awards, Stock Units and Dividend Equivalents shall immediately lapse; (ii) the Committee may determine that Participants shall receive a payment in settlement of outstanding Stock Units or Dividend Equivalents, in such amount and form as may be determined by the Committee; (iii) the Committee may require that Participants surrender their outstanding Stock Options and SARs in exchange for a payment by the Company, in cash or Class A Stock as determined by the Committee, in an amount equal to the amount, if any, by which the then Fair Market Value of the shares of Class A Stock subject to the Participant’s unexercised Stock Options and SARs exceeds the Stock Option Exercise Price or SAR base amount, and (iv) after giving Participants an opportunity to exercise all of their outstanding Stock Options and SARs, the Committee may terminate any or all unexercised Stock Options and SARs at such time as the Committee deems appropriate. Such surrender, termination or payment shall take place as of the date of the Change of Control or such other date as the Committee may specify. Without limiting the foregoing, if the per share Fair Market Value of the Class A Stock does not exceed the per share Stock Option Exercise Price or SAR base amount, as applicable, the Company shall not be required to make any payment to the Participant upon surrender of the Stock Option or SAR and shall have the right to cancel any such Stock Option or SAR for no consideration.
Section 13.   Deferrals
The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Participant in connection with any Grant. If any such deferral election is permitted or required, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals. The rules and procedures for any such deferrals shall be consistent with applicable requirements of 409A.

Section 14.   Withholding of Taxes
(a)   Required Withholding.   All Grants under the Plan shall be subject to applicable United States federal (including taxes under the Federal Insurance Contributions Act (“FICA”)), state and local, foreign country or other tax withholding requirements. The Employer may require that the Participant or other person receiving Grants or exercising Grants pay to the Employer an amount sufficient to satisfy such tax withholding requirements with respect to such Grants, or the Employer may deduct from other wages and compensation paid by the Employer the amount of any withholding taxes due with respect to such Grants.
(b)   Share Withholding.   The Committee may permit or require the Employer’s tax withholding obligation with respect to Grants paid in Class A Stock to be satisfied by having shares withheld up to an amount that does not exceed the Participant’s applicable withholding tax rate for United States federal (including FICA), state and local, foreign country or other tax liabilities. The Committee may, in its discretion, and subject to such rules as the Committee may adopt, allow Participants to elect to have such share withholding applied to all or a portion of the tax withholding obligation arising in connection with any particular Grant. Unless the Committee determines otherwise, share withholding for taxes shall not exceed the Participant’s minimum applicable tax withholding amount. Notwithstanding the foregoing, in no event will shares withheld to pay applicable taxes be withheld in excess of the amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid adverse financial accounting treatment).
Section 15.   Transferability of Grants
(a)   Nontransferability of Grants.   Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant’s lifetime. A Participant may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, pursuant to a domestic relations order. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.
(b)   Transfer of Nonqualified Stock Options.   Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.
Section 16.   Requirements for Issuance or Transfer of Shares
No Class A Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Class A Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant on the Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of the shares of Class A Stock as the Committee shall deem necessary or advisable, and certificates representing such shares (or book entries evidencing such shares) may be legended (or notated) to reflect any such restrictions. Certificates or book entries representing shares of Class A Stock issued or transferred under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee deems appropriate to comply with applicable laws, regulations and interpretations, including any requirement that a legend or notation be placed thereon.
Section 17.   Amendment and Termination of the Plan
(a)   Amendment.   The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable law, or to comply with applicable stock exchange requirements.

(b)   No Repricing of Options or SARs.   Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Class A Stock, other securities or property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Class A Stock or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Stock Options or SARs to reduce the Exercise Price of such outstanding Stock Options or base price of such SARs, (ii) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an Exercise Price or base price, as applicable, that is less than the Exercise Price or base price of the original Stock Options or SARs, or (iii) cancel outstanding Stock Options or SARs with an Exercise Price or base price, as applicable, above the current stock price in exchange for cash or other securities.
(c)   Termination of Plan.   The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.
(d)   Termination and Amendment of Outstanding Grants.   A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Participant with respect to such Grant unless the Participant consents or unless the Committee acts under Section 18(f). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 18(f) or may be amended by agreement of the Company and the Participant consistent with the Plan.
Section 18.   Miscellaneous
(a)   Grants in Connection with Corporate Transactions and Otherwise.   Nothing contained in the Plan shall be construed to (i) limit the right of the Committee to make Grants under the Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or (ii) limit the right of the Company to grant stock options or make other awards outside of the Plan. The Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, in substitution for a stock option or stock awards grant made by such corporation. Notwithstanding anything in the Plan to the contrary, the Committee may establish such terms and conditions of the new Grants as it deems appropriate, including setting the Exercise Price of Options or the base price of SARs at a price necessary to retain for the Participant the same economic value as the prior options or rights.
(b)   Governing Document.   The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.
(c)   Funding of the Plan.   The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under the Plan.
(d)   Rights of Participants.   Nothing in the Plan shall entitle any Employee, Non-Employee Director, Key Advisor or other person to any claim or right to receive a Grant under the Plan. Any Grant under the Plan shall be a one-time award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future Grants under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.
(e)   No Fractional Shares.   No fractional shares of Class A Stock shall be issued or delivered pursuant to the Plan or any Grant. Except as otherwise provided under the Plan, the Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(f)   Compliance with Law.
(i)   The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Class A Stock under Grants shall be subject to all applicable laws and regulations, and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of Section 422 of the Code, and that, to the extent applicable, Grants comply with the requirements of 409A. To the extent that any legal requirement of Section 16 of the Exchange Act, 409A or Section 422 of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act, 409A or Section 422 of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.
(ii)   The Plan is intended to comply with the requirements of 409A, to the extent applicable. Each Grant shall be construed and administered such that the Grant either (A) qualifies for an exemption from the requirements of 409A or (B) satisfies the requirements of 409A. If a Grant is subject to 409A, (I) distributions shall only be made in a manner and upon an event permitted under 409A, (II) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under 409A, (III) unless the Grant specifies otherwise, each installment payment shall be treated as a separate payment for purposes of 409A, and (IV) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with 409A.
(iii)   Any Grant that is subject to 409A and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Grant shall be postponed for six months following the date of the Participant’s separation from service, if required by 409A. If a distribution is delayed pursuant to 409A, the distribution shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of 409A.
(iv)   Notwithstanding anything in the Plan or any Grant agreement to the contrary, each Participant shall be solely responsible for the tax consequences of Grants under the Plan, and in no event shall the Company or any subsidiary or affiliate of the Company have any responsibility or liability if a Grant does not meet any applicable requirements of 409A. Although the Company intends to administer the Plan to prevent taxation under 409A, the Company does not represent or warrant that the Plan or any Grant complies with any provision of federal, state, local or other tax law.
(g)   Establishment of Subplans.   The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Employer shall not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.

(h)   Clawback Rights.   Subject to the requirements of applicable law, the Committee may provide in any Grant Instrument that, if a Participant breaches any restrictive covenant agreement between the Participant and the Employer (which may be set forth in any Grant Instrument) or otherwise engages in activities that constitute Cause either while employed by, or providing service to, the Employer or within a specified period of time thereafter, all Grants held by the Participant shall terminate, and the Company may rescind any exercise of an Option or SAR and the vesting of any other Grant and delivery of shares upon such exercise or vesting (including pursuant to dividends and Dividend Equivalents), as applicable on such terms as the Committee shall determine, including the right to require that in the event of any such rescission, (i) the Participant shall return to the Company the shares received upon the exercise of any Option or SAR and/or the vesting and payment of any other Grant (including pursuant to dividends and Dividend Equivalents) or, (ii) if the Participant no longer owns the shares, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of any sale or other disposition of the shares (or, in the event the Participant transfers the shares by gift or otherwise without consideration, the Fair Market Value of the shares on the date of the breach of the restrictive covenant agreement (including a Participant’s Grant Instrument containing restrictive covenants) or activity constituting Cause), net of the price originally paid by the Participant for the shares. Payment by the Participant shall be made in such manner and on such terms and conditions as may be required by the Committee. The Employer shall be entitled to set off against the amount of any such payment any amounts otherwise owed to the Participant by the Employer. In addition, all Grants under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.
(i)   Governing Law; Jurisdiction.   The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof. Any action arising out of, or relating to, any of the provisions of the Plan and Grants made hereunder shall be brought only in the United States District Court for the District of Delaware, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Delaware, and the jurisdiction of such court in any such proceeding shall be exclusive.

Annex E
COMPOSECURE, INC.
EMPLOYEE STOCK PURCHASE PLAN
I.   PURPOSE OF THE PLAN
This Employee Stock Purchase Plan is intended to promote the interests of CompoSecure, Inc., a Delaware corporation formerly known as Roman DBDR Tech Acquisition Corp., by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in an employee stock purchase plan. The Corporation intends for the Plan to have two components: a Code Section 423 Component (“423 Component”) and a non-Code Section 423 Component (“Non-423 Component”). The Corporation’s intention is to have the 423 Component of the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code to the extent possible. The provisions of the 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of an option to purchase shares of Common Stock under the Non-423 Component that does not qualify as an “employee stock purchase plan” under Section 423 of the Code; such an option will be granted pursuant to rules, procedures or sub-plans adopted by the Administrator designed to achieve tax, non-U.S. exchange or securities laws or other objectives for Eligible Employees and the Corporation. Except as otherwise provided, the Non-423 Component will operate and be administered in the same manner as the 423 Component. The Corporation intends to issue options under the Non-423 Component unless and until it may issue options under the 423 Component that are eligible to satisfy the requirements of Section 423 of the Code. The Plan shall become effective at the Effective Time. Certain capitalized terms used herein are defined in Article XII.
II.   ADMINISTRATION OF THE PLAN
A.   The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to bring one or more offerings under the 423 Component of the Plan into compliance with the requirements of Code Section 423.
B.   Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.
III.   STOCK SUBJECT TO PLAN
A.   The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The number of shares of Common Stock reserved for issuance under the Plan shall initially be limited to [      ]1 shares of Common Stock.
B.   The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day in January each calendar year during the term of the Plan, beginning with the 2022 calendar year, by an amount equal to one percent (1%) of the total number of shares of Common Stock outstanding on the last trading day in the immediately preceding calendar month, but in no event shall any such annual increase exceed [      ]2 shares or such lesser number of shares determined by the Board in its discretion.
C.   If there is any change in the number or kind of shares of Common Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, reverse stock split or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or

1
Note to Draft: Such amount to equal 2% of the number of shares of Class A and Class B Common Stock outstanding after giving effect to the closing of the merger.

2
Note to Draft: Such amount to equal 2% of the number of shares of Class A and Class B Common Stock outstanding after giving effect to the closing of the merger.

(iv) any other extraordinary or unusual event affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as a result of a spinoff or the Corporation’s payment of an extraordinary dividend or distribution, then the maximum number and kind of shares of Common Stock available for issuance under the Plan, the maximum number and kind of shares of Common Stock purchasable per Participant during any offering period and on any one Purchase Date during that offering period, the number and kind of shares in effect under each outstanding purchase right, the number and kind of shares issued and to be issued under the Plan, and the price per share in effect under each outstanding purchase right shall be equitably adjusted by the Plan Administrator to reflect any increase or decrease in the number of, or change in the kind or value of, the issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding purchase rights; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control, the provisions of Section VII.H. shall apply. Any adjustments to outstanding purchase rights shall be consistent with Code Section 424, to the extent applicable. The adjustments of purchase rights under this Section shall include adjustment of other terms and conditions as the Plan Administrator deems appropriate. The Plan Administrator shall have the sole discretion and authority to determine what appropriate adjustments shall be made and any adjustments determined by the Plan Administrator shall be final, binding and conclusive.
IV.   OFFERING PERIODS
A.   Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.
B.   Each offering period shall commence at such time and be of such duration not to exceed twenty-seven (27) months, as determined by the Plan Administrator prior to the start of the applicable offering period.
C.   The terms and conditions of each offering period may vary, and two or more offerings periods may run concurrently under the Plan, each with its own terms and conditions. In addition, special offering periods may be established with respect to entities that are acquired by the Corporation (or any subsidiary of the Corporation) or under such other circumstances as the Plan Administrator deems appropriate. In no event, however, shall the terms and conditions of any offering period contravene the express limitations and restrictions of the Plan, and the participants in each separate offering period conducted by one or more Corporate Affiliates in the United States under the 423 Component of the Plan shall have equal rights and privileges under that offering in accordance with the requirements of Section 423(b)(5) of the Code and the applicable Treasury Regulations thereunder.
D.   Each offering period shall be comprised of one or more Purchase Intervals as determined by the Plan Administrator.
E.   Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then the individuals participating in that offering period shall, immediately after the purchase of shares of Common Stock on their behalf on such Purchase Date, be transferred from that offering period and automatically enrolled in the offering period commencing on the next business day following such Purchase Date, provided and only if the Fair Market Value per share of Common Stock on the start date of that new offering period is lower than the Fair Market Value per share of Common Stock on the start date of the offering period in which they were currently enrolled.
F.   An Eligible Employee may participate in only one offering period at a time.
V.   ELIGIBILITY
A.   Each individual who is an Eligible Employee on the start date of an offering period under the Plan may enter that offering period only on such start date. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

B.   Each U.S. corporation that becomes a Corporate Affiliate after the Effective Time shall automatically become a Participating Affiliate effective as of the start date of the first offering date coincident with or next following the date on which it becomes such an affiliate, unless the Plan Administrator determines otherwise prior to the start date of that offering period. Each entity that becomes an Affiliate and each non-U.S. corporation that becomes a Corporate Affiliate after the Effective Time shall become a Participating Affiliate when authorized by the Plan Administrator to extend the benefits of the Plan to its Eligible Employees.
C.   Except as otherwise provided in Sections IV.D and V.A above, the Eligible Employee must, in order to participate in the Plan for a particular offering period, complete and submit the enrollment and payroll deduction authorization or other forms prescribed by the Plan Administrator in accordance with enrollment procedures prescribed by the Plan Administrator (which may include accessing the website designated by the Corporation and electronically enrolling and authorizing payroll deductions or completing other forms) on or before his or her scheduled Entry Date.
VI.   PAYROLL DEDUCTIONS
Except to the extent otherwise determined by the Plan Administrator, payment for shares of Common Stock purchased under the Plan shall be effected by means of the Participant’s authorized payroll deduction election filed with the Corporation or Participating Affiliate that maintains the Participant’s payroll. The payroll deductions or other contributions pursuant to Section VI.E. that each Participant may authorize for purposes of acquiring shares of Common Stock during an offering period may be in any multiple of one percent (1%) of the Base Salary paid to that Participant during each Purchase Interval within such offering period, up to a maximum of fifteen percent (15%), unless the Plan Administrator establishes a different maximum percentage prior to the start date of the applicable offering period.
A.   For the initial Purchase Interval of the first offering period under the Plan, no payroll deductions shall be required of any Participant until such time as the Participant affirmatively elects to commence such payroll deductions following his or her receipt of the 1933 Act prospectus for the Plan. For such Purchase Interval, the Participant will be required to contribute up to fifteen percent (15%) of his or her Base Salary to the Plan either in a lump sum or one or more installments after receipt of such prospectus and prior to the close of that Purchase Interval should the Participant elect to have shares of Common Stock purchased on his or her behalf on the Purchase Date for that initial Purchase Interval and his or her limited payroll deductions (if any) for such Purchase Interval not be sufficient to fund the entire purchase price for those shares.
B.   The rate of payroll deduction shall continue in effect throughout the offering period, except for changes effected in accordance with the following guidelines:
(i)   The Participant may, at any time during the offering period, reduce the rate of his or her payroll deduction (or the percentage of Base Salary to be contributed for the first Purchase Interval of the initial offering period under the Plan) to become effective as soon as administratively possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.
(ii)   The Participant may, at any time during the offering period, increase the rate of his or her payroll deduction (up to the maximum percentage limit for that offering period) to become effective as soon as administratively possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such increase per Purchase Interval.
(iii)   The Participant may at any time reduce his or her rate of payroll deduction under the Plan to 0%. Such reduction shall become effective as soon as administratively practicable following the filing of the appropriate form with the Plan Administrator. The Participant’s existing payroll deductions shall be applied to the purchase of shares of Common Stock on the next scheduled Purchase Date.
C.   Except as otherwise provided in Section VI.B above, payroll deductions shall begin on the first pay day administratively feasible following the Participant’s Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The payroll deductions or other contributions pursuant to Section VI.E. collected shall be credited to the Participant’s book account under the Plan, but, except to the extent otherwise required by applicable law, no interest shall be paid on the balance from time to time outstanding in such account, unless otherwise required by the terms of that offering period. Unless the Plan Administrator determines otherwise prior to the start of the applicable offering period, the amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation or Participating Affiliate (as applicable) and used for general corporate purposes. Payroll deductions or other contributions pursuant to Section VI.E. collected in a currency other than U.S. Dollars shall be converted into U.S. Dollars on the last day of the Purchase Interval in which collected, with such conversion to be based on the exchange rate determined by the Plan Administrator in its sole discretion. Any changes or fluctuations in the exchange rate at which the payroll deductions or other contributions pursuant to Section VI.E. collected on the Participant’s behalf are converted into U.S. Dollars on each Purchase Date shall be borne solely by the Participant.
D.   Payroll deductions or other contributions pursuant to Section VI.E. shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.
E.   The Plan Administrator may permit Eligible Employees of one or more Participating Affiliates to participate in the Plan by making contributions other than through payroll deductions or as a lump sum. The Plan Administrator may adopt such rules and regulations for administering the Plan as it may deem necessary, in its sole and absolute discretion, to facilitate contributions under this Section. Except as required by law, such rules and regulations need not be uniform and may apply to one or more Eligible Employees.
F.   The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.
VII.   PURCHASE RIGHTS
A.   Grant of Purchase Right.    A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant’s Entry Date into the offering period. Prior to the start date of the applicable offering period and subject to the limitations of Article VIII below, the Plan Administrator shall determine the maximum number of shares of Common Stock that a Participant can purchase on each Purchase Date within that offering period and the maximum number of shares of Common Stock that each Participant can purchase for that offering period, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization.
Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.
B.   Exercise of the Purchase Right.    Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant’s payroll deductions (as converted to U.S. Dollars) or other contributions pursuant to Section VI.E. for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.
C.   Purchase Price.    The U.S. Dollar purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date within the offering period will be established by the Plan Administrator prior to the start of that offering period, but in no event shall such purchase price be less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the offering period to which the purchase date relates or (ii) the Fair Market Value per share of Common Stock on that Purchase Date. Until such time as otherwise determined by the Plan Administrator, the purchase price per share at which Common Stock will be purchased on each Purchase Date shall be eighty-five percent (85%) of the Fair Market Value per Share on that Purchase Date.

D.   Number of Purchasable Shares.    The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the particular offering period in which he or she is enrolled shall be the number of whole shares obtained by dividing the amount collected from the Participant through other contributions pursuant to Section VI.E. during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall be governed by the limitation set forth in Section VII.A, as adjusted periodically in the event of certain changes in the Corporation’s capitalization. In addition, prior to the start of an offering period, the Plan Administrator shall determine the maximum number of shares of Common Stock purchasable in total by all Participants on any one Purchase Date during that offering period and the maximum number of shares of Common Stock purchasable in total by all Participants during that offering period, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization. These limitations shall apply for each subsequent offering period, unless otherwise determined by the Plan Administrator.
E.   Excess Payroll Deductions.    Any payroll deductions or other contributions pursuant to Section VI.E. not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions or other contributions pursuant to Section VI.E. not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable per Participant or in the aggregate on the Purchase Date shall be promptly refunded.
F.   Suspension of Payroll Deductions.    In the event that a Participant is, by reason of the accrual limitations in Article VIII, precluded from purchasing additional shares of Common Stock on one or more Purchase Dates during the offering period in which he or she is enrolled, then no further payroll deductions or other contributions pursuant to Section VI.E. for that offering period shall be collected from such Participant with respect to those Purchase Dates. The suspension of such deductions or other contributions shall not terminate the Participant’s purchase right for the offering period in which he or she is enrolled, and the Participant’s payroll deductions or other contributions shall automatically resume on behalf of such Participant once he or she is again able to purchase shares during that offering period in compliance with the accrual limitations of Article VIII. All refunds shall be in the currency in which paid by the Corporation or applicable Participating Affiliate.
G.   Termination of Purchase Right.    The following provisions shall govern the termination of outstanding purchase rights:
(i)   A Participant may withdraw from the offering period in which he or she is enrolled by filing the appropriate form with the Plan Administrator (or its designate) at any time prior to the next scheduled Purchase Date in that offering period, and no further payroll deductions or other contributions pursuant to Section VI.E. shall be collected from the Participant with respect to the offering period. Any payroll deductions or other contributions pursuant to Section VI.E. collected during the Purchase Interval in which such withdrawal occurs shall, at the Participant’s election, be immediately refunded (in the currency in which paid by the Corporation or applicable Participating Affiliate) or held for the purchase of shares on the next Purchase Date. If no such election is made at the time of such withdrawal, then the payroll deductions or other contributions pursuant to Section VI.E. collected with respect to the Purchase Interval in which such withdrawal occurs shall be refunded (in the currency in which paid by the Corporation or applicable Corporate Affiliate) to the Participant as soon as possible.
(ii)   The Participant’s withdrawal from the offering period shall be irrevocable, and the Participant may not subsequently rejoin that offering period. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.
(iii)   Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions or other contributions pursuant to Section VI.E. for the Purchase Interval in which the purchase right so terminates shall be immediately refunded in the currency in which paid by the Corporation or applicable

Participating Affiliate. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions or other contributions pursuant to Section VI.E. collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions or other contributions pursuant to Section VI.E. be collected on the Participant’s behalf during such leave. Upon the Participant’s return to active service (x) within three (3) months following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant is provided with reemployment rights by statute or contract, his or her payroll deductions or other contributions pursuant to Section VI.E. under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence which exceeds in duration the applicable (x) or (y) time period above will be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into the offering period.
H.   Change of Control.    Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change of Control, by applying the payroll deductions or other contributions pursuant to Section VI.E. of each Participant for the Purchase Interval in which such Change of Control occurs to the purchase of whole shares of Common Stock at the purchase price per share in effect for that Purchase Internal pursuant to the Purchase Price provisions of Paragraph C of this Article VII. For this purpose, payroll deductions or other contributions pursuant to Section VI.E. shall be converted from the currency in which paid by the Corporation or applicable Participating Affiliate into U.S. Dollars on the exchange rate in effect on the purchase date. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation applicable to the maximum number of shares of Common Stock purchasable in total by all Participants.
The Corporation shall use reasonable efforts to provide at least ten (10) days prior written notice of the occurrence of any Change of Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change of Control.
I.   Proration of Purchase Rights.    Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions or other contributions pursuant to Section VI.E. of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.
J.   ESPP Broker Account.    The Corporation may require that the shares purchased on behalf of each Participant shall be deposited directly into a brokerage account which the Corporation shall establish for the Participant at a Corporation-designated brokerage firm. The account will be known as the ESPP Broker Account. Except as otherwise provided below, with respect to the 423 Component of the Plan, the deposited shares may not be transferred (either electronically or in certificate form) from the ESPP Broker Account until the later of the following two periods: (i) the end of the two (2)-year period measured from the Participant’s Entry Date into the offering period in which the shares were purchased and (ii) the end of the one (1)-year period measured from the actual purchase date of those shares. Such limitation shall apply both to transfers to different accounts with the same ESPP broker and to transfers to other brokerage firms. Any shares held for the required holding period may thereafter be transferred (either electronically or in certificate form) to other accounts or to other brokerage firms.
The foregoing procedures shall not in any way limit when the Participant in the 423 Component of the Plan may sell his or her shares. Those procedures are designed solely to assure that any sale of shares prior to the satisfaction of the required holding period is made through the ESPP Broker Account. In addition, the Participant may request a stock certificate or share transfer from his or her ESPP Broker Account prior to the satisfaction of the required holding period should the Participant wish to make a gift of any shares held in that account. However, shares may not be transferred (either electronically or in certificate form) from the ESPP Broker Account for use as collateral for a loan, unless those shares have been held for the required holding period.
The foregoing procedures shall apply to all shares purchased by each Participant in the United States, whether or not that Participant continues in Employee status.
K.   Assignability.    The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.
L.   Stockholder Rights.    A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.
M.   Withholding Taxes.    The Corporation’s obligation to deliver shares upon exercise of a purchase right under the Plan shall be subject to the satisfaction of all income, employment and payroll taxes, social insurance, contributions, payment on account obligations or other payments required to be collected, withheld or accounted for in connection with the purchase right.
VIII.   ACCRUAL LIMITATIONS
A.   No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under the Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under the Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Participating Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand U.S. Dollars (US $25,000.00) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.
B.   For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:
(i)   The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.
(ii)   No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to Twenty-Five Thousand U.S., Dollars (U.S. $25,000.00) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.
C.   If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions or other contributions pursuant to Section VI.E. which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.
D.   In the event there is any conflict between the provisions of this Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.
IX.   EFFECTIVE DATE AND TERM OF THE PLAN
A.   The Plan shall become effective at the Effective Time; provided, however, that (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and

Exchange Commission), all applicable listing requirements of any Stock Exchange on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.
B.   Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in the month before the tenth anniversary of the Effective Time, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Change of Control. No further purchase rights shall be granted or exercised, and no further payroll deductions or other contributions shall be collected, under the Plan following such termination.
X.   AMENDMENT OF THE PLAN
A.   The Board may alter or amend the Plan at any time to become effective as of the start date of the next offering period under the Plan. In addition, the Board may suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Interval.
B.   In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation’s stockholders: (i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation’s capitalization or (ii) modify the eligibility requirements for participation in the Plan.
XI.   GENERAL PROVISIONS
A.   All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.
B.   Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Participating Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Participating Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.
C.   The provisions of the Plan shall be governed by the laws of the State of Delaware, without resort to that State’s conflict-of-laws rules.
XII.   DEFINITIONS
The following definitions shall be in effect under the Plan:
A.   Affiliate    shall mean any entity, other than a Corporate Affiliate, in which the Corporation has an equity or other ownership interest.
B.   Base Salary    shall, unless otherwise specified by the Plan Administrator prior to the start of an offering period, mean the regular base salary paid to such Participant by one or more Participating Affiliates during such individual’s period of participation in one or more offering periods under the Plan. Base Salary shall be calculated before deduction of (A) any income or employment tax or other withholdings or (B) any contributions made by the Participant to any Code Section 401(k) salary deferral plan or Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Participating Affiliate. Base Salary shall not include any contributions made on the Participant’s behalf by the Corporation or any Participating Affiliate to any employee benefit or welfare plan now or hereafter established (other than Code Section 401(k) or Code Section 125 contributions deducted from such Base Salary).
C.   Board    shall mean the Corporation’s Board of Directors.
D.   Change of Control    shall be deemed to have occurred if:
(i)   Any “person” (as such term is used in sections 13(d) and 14(d) of the 1934 Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Corporation representing more than 50% of the voting power of the then outstanding securities of the Corporation; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Corporation becomes a subsidiary of another corporation and in which the stockholders of the Corporation, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors.
(ii)   The consummation of (A) a merger or consolidation of the Corporation with another corporation where, immediately after the merger or consolidation, the stockholders of the Corporation, immediately prior to the merger or consolidation, will not beneficially own, in substantially the same proportion as ownership immediately prior to the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, will not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation or (B) a sale or other disposition of all or substantially all of the assets of the Corporation.
(iii)   A change in the composition of the Board over a period of 12 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections, or threatened election contests, for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.
(iv)   The consummation of a complete dissolution or liquidation of the Corporation.
E.   Code    shall mean the Internal Revenue Code of 1986, as amended.
F.   Common Stock    shall mean the Corporation’s Class A common stock, $0.001 par value; provided, that for purposes of determining the number of shares available for issuance under the Plan, and for determining the evergreen annual increase, under Section III, “Common Stock” shall mean the aggregate number of shares of the Corporation’s Class A and Class B common stock.
G.   Corporate Affiliate    shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.
H.   Corporation    shall mean CompoSecure, Inc., a Delaware corporation formerly known as Roman DBDR Tech Acquisition Corp., and any corporate successor to all or substantially all of the assets or voting stock of CompoSecure, Inc. that shall assume the Plan.
I.   Effective Time    shall mean the closing of the merger contemplated in the Agreement and Plan of Merger dated as of April 19, 2021, among the Corporation, Roman Parent Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Parent, CompoSecure Holdings, L.L.C., a Delaware limited liability company (the “Company”), and LLR Equity Partners IV, L.P., a Delaware limited partnership. Any Affiliate or Corporate Affiliate that becomes a Participating Affiliate after such Effective Time shall have a subsequent Effective Time with respect to its employee-Participants as determined in accordance with Section V.C of the Plan.
J.   Eligible Employee    shall mean any person who is employed by a Participating Affiliate and, unless otherwise mandated by local law, such person is employed on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings that are considered wages under Code Section 3401(a); provided, however, that the Plan Administrator may, prior to the start of the applicable offering period, waive one or both of the twenty (20) hour and five (5) month service requirements.
K.   Entry Date    shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan.
L.   Fair Market Value    per share of Common Stock on any relevant date shall be the closing price per share of Common Stock at the close of regular trading hours (i.e., before after-hours trading begins) on the date in question on the Stock Exchange serving as the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Common Stock is then primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
M.   1933 Act    shall mean the Securities Act of 1933, as amended.
N.   1934 Act    shall mean the Securities Exchange Act of 1934, as amended.
O.   Participant    shall mean any Eligible Employee of a Participating Affiliate who is actively participating in the Plan.
P.   Participating Affiliate    shall mean the Corporation, CompoSecure, L.L.C., and such other Affiliates or Corporate Affiliates as may be authorized, in accordance with Section V.C of the Plan, to extend the benefits of the Plan to their Eligible Employees. Only employees of the Corporation or any Corporate Affiliate may participate in the 423 Component of the Plan.
Q.   Plan    shall mean the CompoSecure, Inc. Employee Stock Purchase Plan, as set forth in this document.
R.   Plan Administrator    shall mean the Compensation Committee of the Board or such other committee of two (2) or more Board members appointed by the Board to administer the Plan.
S.   Purchase Date    shall mean the last business day of each Purchase Interval.
T.   Purchase Interval    shall mean each successive six (6)-month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant; provided, however, that the Plan Administrator may, prior to the start of the applicable offering period, designate a different duration for the Purchase Intervals within that offering period.
U.   Stock Exchange    shall mean the American Stock Exchange, the Nasdaq Capital, Global or Global Select Market, or the New York Stock Exchange.

ANNEX F
COMPOSECURE HOLDINGS, L.L.C.
(a Delaware Limited Liability Company)

SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

Dated as of [•], 2021
THE UNITS REPRESENTED BY THIS SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER RESTRICTIONS ON TRANSFER SET FORTH HEREIN.

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Schedule A   Schedule of Members
Schedule B   Tax Representations

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SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
COMPOSECURE HOLDINGS, L.L.C.
THIS SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) of CompoSecure Holdings, L.L.C. (the “Company”), is made as of [•], 2021, by and among the Company and each of the Persons listed as Members on the signature pages attached hereto and each other Person who becomes a Member in accordance with the terms of this Agreement.
RECITALS
WHEREAS, the Company was formed as a limited liability company pursuant to the Delaware Limited Liability Company Act (together with any successor statute, as amended from time to time, the “Act”) by filing the Certificate with the Secretary of State of the State of Delaware on May 13, 2020 (the “Formation Date”);
WHEREAS, on the Formation Date, the initial member of the Company executed the Limited Liability Company Agreement of the Company (the “Original Agreement”);
WHEREAS, on June 11, 2020, the Company and certain Members amended and restated the Original Agreement in its entirety (the “Amended Agreement”);
WHEREAS, the Company and PubCo (as defined below) are parties to that certain Agreement and Plan of Merger, dated as of April 19, 2021 (the “Merger Agreement”), pursuant to which, among other things, a wholly owned subsidiary of PubCo merged with and into the Company, with the Company continuing as the surviving entity following such merger as a wholly owned subsidiary of PubCo; and
WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, the parties hereto desire to enter into this Agreement to, among other things, amend and restate the Amended Agreement in its entirety.
NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties, intending to be legally bound, hereby agree to amend and restate the Amended Agreement in its entirety as follows:
ARTICLE I
DEFINITIONS
Section 1.1   Definitions.   The following terms used in this Agreement shall have the following meanings:
“Affiliate” shall mean, with respect to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under direct or indirect common control with, such Person. For the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; and the terms “controlling” and “controlled” shall have correlative meanings.
“Agreement” shall mean this Second Amended and Restated Limited Liability Company Agreement, as amended, modified or supplemented from time to time.
“Bankruptcy” shall mean, with respect to any Person, if such Person (a) makes an assignment for the benefit of creditors, (b) files a voluntary petition in bankruptcy, (c) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (d) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (e) files an answer or other pleading admitting or failing

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to contest the material allegations of a petition filed against it in any Proceeding of this nature, or (f) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, or if one hundred twenty (120) days after the commencement of any Proceeding against the Person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, if the Proceeding has not been dismissed, or if within ninety (90) days after the appointment without such Person’s consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated.
“BBA Audit Rules” shall mean Subchapter C of Chapter 63 of the Code (Sections 6221 et seq.), as enacted by the Bipartisan Budget Act of 2015, as amended from time to time, and any Treasury Regulations, other guidance promulgated thereunder, and any similar U.S. state or local or non-U.S. legislation, regulations or guidance.
“Board” has the meaning set forth in Section 5.1.
“Business” shall mean any and all activities and transactions which are necessary, convenient, desirable or incidental to holding any equity interest in CompoSecure, L.L.C. and any of its Subsidiaries.
“Business Day” shall mean any day other than Saturday, Sunday or any other day on which banks located in the State of New York are authorized or required to be closed.
“Capital Account” has the meaning set forth in Section 7.3.
“Capital Contribution” shall mean, with respect to each Member, any contribution to the Company in money or other property (at such other property’s initial Gross Asset Value) by such Member whenever made.
“Certificate” shall mean the Certificate of Formation of the Company filed with the Delaware Secretary of State, as such Certificate may be amended from time to time in accordance with the Act.
“Class A Common Stock” shall means the Class A Common Stock of PubCo, par value $0.0001 per share, or the common stock or other equity securities for which such common stock has been converted.
“Class A Units” shall mean any Units that are designated as Class A Units on Schedule A attached hereto.
“Class B Common Stock” shall mean the Class B Common Stock of PubCo, par value $0.0001 per share, or the common stock or other equity securities into which such common stock has been converted.
“Class B Units” shall mean any Units that are designated as Class B Units on Schedule A attached hereto.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any superseding federal tax law. A reference herein to a specific section (§) of the Code refers not only to such specific section of the Code, but also to any corresponding provision of any superseding federal tax statute, as such specific section of the Code or such corresponding provision is in effect on the date of application of the provisions of this Agreement containing such reference.
“Confidential Information” shall mean all information of a confidential or proprietary nature (whether or not specifically labeled or identified as “confidential”), in any form or medium, that relates to the products, services or research or development of the Company and its Subsidiaries or their suppliers, distributors, customers, independent contractors or other business relations. Confidential Information includes the following: (a) internal business information (including information relating to strategic and staffing plans and practices, business, training, marketing, promotional and sales plans and practices, cost, rate and pricing structures and accounting and business methods); (b) identities of, individual requirements of, specific contractual arrangements with, and information about, the Company’s or its Subsidiaries’ suppliers, distributors, customers, independent contractors or other business relations and their confidential information; (c) inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable); and (d) all of the following U.S. and foreign: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and

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whether or not reduced to practice) and any reissue, continuation, continuation-in-part, division, extension or reexamination thereof; (ii) trademarks, service marks, trade dress, trade names, corporate names, logos and slogans (and all translations, adaptations, derivations and combinations of the foregoing) and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; (v) trade secrets and confidential and proprietary information, including ideas, formulas, compositions, know-how, related processes and techniques, models, research and development information, drawings, specifications, designs, plans, proposals and technical data and manuals (in each case relating to products currently in production as well as products under development); (vi) computer software (including source code, executable code, data, databases and documentation); and (vii) all other intangible properties (including incorporeal properties); together with all books, records, drawings or other indicia, however evidenced.
“Depreciation” shall mean, in any Fiscal Year (or other period), an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for federal income tax purposes, except that: (a) with respect to any asset the Gross Asset Value of which differs from its adjusted tax basis for federal income tax purposes and which difference is being eliminated by use of the “remedial method” defined by Treasury Regulations Section 1.704-3(d), Depreciation for such Fiscal Year (or other period) shall be the amount of book basis recovered for such Fiscal Year (or other period) under the rules prescribed by Treasury Regulations Section 1.704-3(d)(2); and (b) with respect to any other asset whose Gross Asset Value differs from its adjusted tax basis, Depreciation shall be determined in accordance with the methods used for federal income tax purposes and shall equal the amount that bears the same ratio to the Gross Asset Value of such asset as the depreciation, amortization or other cost recovery deduction computed for federal income tax purposes with respect to such asset bears to the adjusted federal income tax basis of such asset; provided, however, that if any such asset that is depreciable or amortizable has an adjusted federal income tax basis of zero, then the rate of Depreciation shall be as determined by the Board.
“Distributable Cash” shall mean all cash, revenues and funds received by the Company and its Subsidiaries from the Company’s and its Subsidiaries’ operations and assets, less the sum of the following to the extent paid or set aside by the Company or its Subsidiaries, as applicable: (a) all principal and interest payments on indebtedness of the Company and its Subsidiaries and all other sums paid to lenders with respect to the Company and its Subsidiaries; (b) all cash expenditures incurred in the normal operation of the business of the Company and its Subsidiaries; and (c) such reserves as the Board deems reasonably necessary for the proper operation of the Business.
“Economic Interest” shall mean a Member’s share of the Company’s net profits, net losses and distributions pursuant to this Agreement and the Act, but shall not include any right to participate in the management or affairs of the Company, including the right to vote on, consent to, or otherwise participate in, any decision of the Members, or any right to receive information concerning the business and affairs of the Company, in each case to the extent provided for herein or otherwise required by the Act.
“Electronic Transmission” means any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process.
“Entity” shall mean any partnership (general or limited), limited liability company, corporation, joint venture, trust, business trust, cooperative, association, foreign trust or foreign business organization or other legal entity.
“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.
“Exchange Agreement” shall mean the Exchange Agreement, dated as of the date hereof, by and among PubCo, the Company and such holders of Class B Units from time to time party thereto, as it may be amended from time to time in accordance with its terms.
“fair market value” shall mean, with respect to any property or asset (other than cash) (including any Units and any other equity securities of the Company), the price at which such property or asset is likely to be sold in an arm’s-length transaction between a willing and able buyer and a willing and able seller, neither of which is an Affiliate of a Member or of the other, based on the then prevailing market conditions. “Fair market value” shall be determined by the Board in good faith.

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“Family Group” shall mean, with respect to any Person, any Immediate Family Member of such Person, any bona fide estate planning vehicle established and maintained solely for the benefit of such Person or any Immediate Family Member of such Person, and any Successor in Interest who is an executor, administrator, committee, or legal representative of such Person or such Person’s estate. For purposes of this definition, “Successor in Interest” shall mean any (a) trustee, custodian, receiver or other Person acting in any Bankruptcy or reorganization proceeding with respect to, (b) assignee for the benefit of the creditors of, (c) trustee or receiver, or current or former officer, director or partner, or other fiduciary acting for or with respect to the dissolution, liquidation or termination of, or (d) other executor, administrator, committee, legal representative or other successor or assign of, any Person, whether by operation of law or otherwise.
“Fiscal Year” shall mean (a) the period commencing upon the date hereof and ending on December 31, 2021, (b) any subsequent twelve (12) month period commencing on January 1 and ending on December 31, or (c) any portion of the period described in clause (b) of this sentence ending on the date on which the Certificate is canceled in accordance with the Act; provided, in each case unless changed by the Board or such other period as may be required by the Code.
“Gross Asset Value” shall mean, with respect to any asset of the Company, such asset’s adjusted basis for federal income tax purposes, except as follows:
(a)   the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Board;
(b)   the Gross Asset Value of all assets of the Company shall be adjusted to equal their respective gross fair market values, as determined by the Board as of the following times: (i) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution to the Company; (ii) the distribution by the Company of more than a de minimis amount of the property of the Company as consideration for an interest in the Company; and (iii) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to Clause (i) and Clause (ii) of this sentence shall be made only if the Board determines that such adjustments are necessary or appropriate to reflect the relative economic interests in the Company of the Members;
(c)   the Gross Asset Value of any asset of the Company that is distributed to any Member shall be the gross fair market value of such asset on the date of distribution, as determined by the Board; and
(d)   the Gross Asset Values of assets of the Company (including intangible assets, such as goodwill) shall be increased (or decreased) to reflect any adjustments to the adjusted bases of such assets pursuant to Sections 734(b) or 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and Paragraph (f) of the definition of “Profits” and “Losses” below; provided, however, that Gross Asset Values shall not be adjusted pursuant to this paragraph (iv) to the extent the Board determines that an adjustment pursuant to paragraph (ii) of this definition is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (d).
If the Gross Asset Value of an asset has been determined or adjusted pursuant to paragraph (a), (b) or (d) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing the Profits and Losses of the Company.
“Hypothetical Rate” shall mean the highest combined marginal federal and applicable state or local statutory income tax rate applicable to an individual resident in New York City, New York, including the Medicare contribution tax on unearned income.
“Hypothetical Total Tax Liability” shall mean, with respect to a calendar quarter, the greatest Implied Total Tax Liability with respect to any Member with respect to such calendar quarter.
“Immediate Family Member” shall mean, with respect to any Person, a lineal descendant, sibling, lineal descendant of a sibling, in each case whether by blood or adoption, parent, spouse or domestic partner.

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“Implied Total Tax Liability” shall mean, with respect to any Member, with respect to a calendar quarter, the product of (a) the net taxable income of the Company allocable to such Member for full or partial Fiscal Years commencing after the Closing Date (as such term is defined in the Merger Agreement) attributable to the applicable quarterly period and all prior quarterly periods in such Fiscal Year, taking into account any prior taxable loss or deductions of the Company allocable to such Member for full or partial Fiscal Years commencing after the Closing Date (as such term is defined in the Merger Agreement), based upon (A) the information returns filed by the Company, as amended or adjusted to date, and (B) estimated amounts, in the case of periods for which the Company has not yet filed information returns (in each case, determined by (1) including any income or deductions resulting from the application of Treasury Regulations Section 1.704-3 and (2) excluding any basis adjustment from the application of Sections 743(b) or 734(b) of the Code), and (b) the Hypothetical Rate (such product increased to the extent necessary to apply alternative minimum tax rates and rules), divided by (c) the Percentage Interest of such Member (expressed as a number between zero and 1.0), taking into account ownership changes of the Members as reasonably determined by the Board.
“Imputed Underpayment Amount” shall mean (a) any “imputed underpayment” within the meaning of Code Section 6225 (or any corresponding or similar provision of state, local or foreign tax law) paid (or payable) by the Company as a result of any adjustment by the IRS with respect to any Company item of income, gain, loss, deduction, or credit of the Company (including, without limitation, any “partnership-related item” within the meaning of Code Section 6241(2) (or any corresponding or similar provision of state, local or foreign tax law)), including any interest, penalties or additions to tax with respect to any such adjustment, (b) any amount not described in clause (a) (including any interest, penalties or additions to tax with respect to such amounts) paid (or payable) by the Company as a result of the application of Code Sections 6221-6241 (or any corresponding or similar provision of state, local or foreign tax law), and/or (c) any amount paid (or payable) by any entity treated as a partnership for U.S. federal income tax purposes in which the Company holds (or has held) a direct or indirect interest other than through entities treated as corporations for U.S. federal income tax purposes if the Company bears the economic burden of such amounts, whether by law or agreement, as a result of the application of Code Sections 6221-6241 (including for the avoidance of doubt Code Section 6226(b)) (or any corresponding or similar provision of state, local or foreign tax law), including any interest, penalties or additions to tax with respect to such amounts.
“Manager” has the meaning set forth in Section 5.1.
“Majority Class B Members” shall mean the Members holding a majority of the then outstanding Class B Units.
“Member” shall mean each Person who holds any Units identified on Schedule A hereto as of the date hereof who has executed this Agreement or a counterpart hereof and each Person who is hereafter admitted as a Member in accordance with the terms of this Agreement and the Act, in each case so long as such Person owns, and is shown on the Company’s books and records as the owner of, one or more Units. The Members shall constitute the “members” (as that term is defined in the Act) of the Company. Except as expressly provided herein, the Members shall constitute a single class or group of members of the Company for all purposes of the Act and this Agreement.
“Membership Interest” shall mean a Member’s interest in the Company, including such Member’s Economic Interest and the rights as a Member (including the rights, if any, to participate in the management of the business and affairs of the Company, including the right, if any, to vote on, consent to or otherwise participate in any decision or action of or by the Members and the right to receive information concerning the business and affairs of the Company, in each case to the extent expressly provided in this Agreement or otherwise required by the Act).
“Nonrecourse Deductions” has the meaning set forth in Treasury Regulations Section 1.704-2(b)(1). The amount of Nonrecourse Deductions of the Company for a Fiscal Year equals the net increase, if any, in the amount of Partnership Minimum Gain of the Company during that Fiscal Year, determined according to the provisions of Treasury Regulations Section 1.704-2(c).
“Nonrecourse Liability” has the meaning set forth in Treasury Regulations Section 1.752-1(a)(2).
“Original Holders” shall mean the members of the Company prior to the date of this Agreement.

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“Owner” shall mean, with respect to any Person, the Person that owns, directly or indirectly, any equity or voting interest in such specified Person.
“Partner Nonrecourse Debt” shall have the meaning set forth in Treasury Regulations Section 1.704-2(b)(4).
“Partner Nonrecourse Deductions” shall have the meaning set forth in Treasury Regulations Section 1.704-2(i)(2).
“Partnership Minimum Gain” shall have the same meaning as the term “partnership minimum gain” set forth in Treasury Regulations Section 1.704-2(b)(2) and 1.704-2(d).
“Percentage Interest” shall mean, with respect to any Member, as of any date of determination, such Member’s Economic Interest in the Company expressed as a portion of one hundred percent (100%), as shown on Schedule A attached hereto, determined by dividing (a) the total number of Units held by such Member as of such date by (b) the total number of Units outstanding as of such date.
“Persons” shall mean any individual or Entity.
“Profits” and “Losses” shall mean, for any Fiscal Year (or other period), an amount equal to the taxable income or loss of the Company as determined for federal income tax purposes, with the following adjustments:
(a)   such taxable income or loss shall be increased by the amount, if any, of tax-exempt income received or accrued by the Company not otherwise taken into account in determining Profit and Loss;
(b)   such taxable income or loss shall be reduced by the amount, if any, of all expenditures of the Company (not otherwise taken into account in determining Profit and Loss) described in Section 705(a)(2)(B) of the Code, including expenditures treated as described therein under Section 1.704-1(b)(2)(iv)(i) of the Treasury Regulations;
(c)   items of income, gain, deductions or losses specially allocated pursuant to Section 8.3(c) through Section 8.3(h) in any year shall be excluded from the calculation of such taxable income or loss for such year;
(d)   if the Gross Asset Value of any asset is adjusted pursuant to clause (b) or (c) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account, immediately prior to the event giving rise to such adjustment, as gain or loss from the disposition of such asset for purposes of computing Profit or Loss;
(e)   gain or loss resulting from any disposition of any asset with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the asset disposed of, notwithstanding that such Gross Asset Value differs from the adjusted tax basis of such asset;
(f)   in lieu of the depreciation, amortization, or other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such taxable year; and
(g)   to the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Section 734(b) of the Code is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profit or Loss.
“PubCo” shall mean CompoSecure, Inc, a Delaware corporation formerly known as Roman DBDR Tech Acquisition Corp.

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“Record Date” shall mean the date established by the Board pursuant to Section 4.1 as the record date for purposes of any entitlement hereunder or any other purpose as determined by the Board.
“Securities Act” shall mean the Securities Act of 1933, as amended.
“Subsidiary” shall mean, with respect to any Person, and other Person controlled by such Person directly or indirectly through any other Subsidiary of such Person or in which such Person owns directly or indirectly through any other Subsidiary of such Person more than 50% of the outstanding common stock or other outstanding equity securities ordinarily entitled to vote in such Person.
“Tax Distribution Date” shall mean the tenth (10th) day of each of March, June, September and December, or such other dates as may be appropriate in light of tax payment requirements as determined by the Board.
“Transfer” shall mean any direct or indirect transfer, sale, assignment, pledge, lease, redemption, hypothecation, mortgage, gift, creation of security interest, lien or trust (voting or otherwise) or other encumbrance, or other disposition of any Units or other equity securities of the Company; and “Transferor” and “Transferee” shall have correlative meanings; provided, however, that notwithstanding anything to the contrary herein, no transfer, sale, assignment, pledge, lease, redemption, hypothecation, mortgage, gift, creation of security interest, lien or trust (voting or otherwise) or other encumbrance, or other disposition of any Class A Common Stock or Class B Common Stock or other capital stock of PubCo shall be deemed to be a “Transfer;” provided, further, that no transfer or exchange of any Class A Common Stock or Class B Common Stock pursuant to the Exchange Agreement shall be deemed to be a “Transfer.”
“Treasury Regulations” shall mean the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of superseding regulations).
“True-Up Amount” shall mean, in respect of a Fiscal Year of the Company, an amount (but not less than zero) equal to the excess of (a) the Hypothetical Total Tax Liability with respect to such Fiscal Year over (b) the aggregate amount of distributions made in respect of such tax year (treating any Tax Distribution made with respect to income for such Fiscal Year, regardless of when made, and any distribution other than a Tax Distribution made during such Fiscal Year, as being made in respect of such Fiscal Year).
“Unit” shall mean an Economic Interest in the Company that is designated as a “Unit” and shall include the Class A Units and the Class B Units; provided that any class or group of Units issued shall have the relative rights, powers and duties set forth in this Agreement and the Economic Interest represented by such class or group of Units shall be determined in accordance with such relative rights, powers and duties. Except to the extent otherwise provided herein, each class of Unit represents the same fractional interest in such Economic Interest in the Company as each other Unit in such class. Units may be issued in different classes and in whole and fractional numbers.
Section 1.2   Cross References.   Each of the following terms shall have the meaning assigned thereto in the Section of this Agreement set forth below opposite such term:
Term	Section
Act....................................................................	Recitals
Agreement.........................................................	Preamble
Amended Agreement.........................................	Recitals
Applicable Sale..................................................	9.7(a)
Applicable Sale Notice.......................................	9.7(b)
Company...........................................................	Preamble
Damages............................................................	6.3
Deficit Member.................................................	8.3(g)
Deficit Unit.......................................................	8.3(g)
Designated Individual........................................	8.11(a)

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Term	Section
Drag-Along Right.............................................	9.7(a)
Effective Transfer Time.....................................	9.3
Formation Date.................................................	Recitals
Merger Agreement............................................	Recitals
Original Agreement...........................................	Recitals
Permitted Transferee.........................................	9.2(b)
Proceeding.........................................................	6.3
Regulatory Allocations......................................	8.3(h)
Tax Distribution................................................	8.4(a)
Tax Excess.........................................................	8.6(b)
Tax Liability......................................................	8.6(b)
Tax Matters Representative...............................	8.11(a)
Section 1.3   Construction.   The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof. The definitions in this Article I shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Articles, Sections and Schedules shall be deemed to be references to Articles and Sections of, and Schedules to, this Agreement unless the context shall otherwise require. All Schedules attached hereto shall be deemed incorporated herein as if set forth in full herein and, unless otherwise defined therein, all terms used in any Schedule shall have the meaning ascribed to such term in this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” A reference to any party to this Agreement or any other agreement or document shall include such party’s predecessors, successors and permitted assigns. The word “or” shall be disjunctive but not exclusive. All accounting terms not defined in this Agreement shall have the meanings determined by GAAP. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise expressly provided herein, any agreement, instrument, law or statute defined or referred to herein means such agreement, instrument, law or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of laws or statutes) by succession of comparable successor laws or statutes and references to all attachments thereto and instruments incorporated therein. Unless otherwise expressly specified herein, including any allocation to be made among all Members or a group of Members “on a pro rata basis” or “ratably” shall be made in proportion to the Percentage Interests of such Members or group of Members immediately prior to the transaction with respect to which such allocation is being made.
ARTICLE II
CONTINUATION OF COMPANY
Section 2.1   Continuation.
(a)   Continuation.   The Company was formed on May 13, 2020, pursuant to the provisions of the Act, upon the filing of the Certificate with the Secretary of State of the State of Delaware. The parties hereto hereby continue the Company as a limited liability company under and pursuant to the provisions of the Act and agree that the rights, duties and liabilities of the Members shall be as provided in the Act, except as otherwise provided herein.
(b)   Schedule A attached hereto shall be updated from time to time as is necessary to accurately reflect the information contained therein, including the admission of additional Members. Any revision to Schedule A attached hereto made in accordance with this Agreement shall not be deemed an amendment to

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this Agreement. Any reference in this Agreement to Schedule A attached hereto shall be deemed to be a reference to Schedule A attached hereto, as amended and in effect from time to time.
Section 2.2   Name.   The name of the Company heretofore formed and continued hereby is “CompoSecure Holdings, L.L.C.” The name of the Company may be changed from time to time by the Board, and upon such change an appropriate amendment to the Certificate shall be filed as required by the Act.
Section 2.3   Principal Place of Business.   The principal office of the Company is, and shall continue to be, at such place as the Board may designate from time to time, which need not be in the State of Delaware, and the Company shall maintain records thereat. The Company may have such other offices as the Board may designate from time to time.
Section 2.4   Registered Office and Registered Agent.   The registered office of the Company required by the Act to be maintained in the State of Delaware is, and shall continue to be, the office of the initial registered agent named in the Certificate or such other office (which need not be a place of business of the Company) as the Board may designate from time to time in the manner provided by law. The registered agent of the Company in the State of Delaware is, and shall continue to be, the initial registered agent named in the Certificate or such other Person or Persons as the Board may designate from time to time in the manner provided by law.
Section 2.5   Purposes and Powers.
(a)   Subject to Section 2.5(b), the Company is formed for the purpose of, directly and indirectly, engaging in the Business and in any and all activities and transactions which are necessary, convenient, desirable or incidental to the foregoing and in any lawful business, act or activity as the Board may determine from time to time and for which a limited liability company may be organized under the Act, and engaging in any and all activities necessary, convenient, desirable or incidental to the foregoing.
(b)   The Company shall have authority to engage in any other lawful business, purpose or activity permitted by the Act, and shall possess and may exercise all of the powers and privileges granted by the Act, together with any powers incidental thereto, including such powers or privileges as are necessary or convenient to the conduct, promotion or attainment of the business purposes or activities of the Company, in each case, as the Board (or any officer pursuant to delegated authority) may determine.
Section 2.6   Term.   The Company shall have a perpetual existence unless the Company is dissolved in accordance with the provisions of this Agreement.
ARTICLE III
MEMBERS
Section 3.1   Members.   The name, residence, business or mailing addresses, and the type and number of Units of each Member are set forth on Schedule A, as such Schedule shall be amended from time to time by the Board in accordance with the terms of this Agreement. Unless otherwise specified, any reference in this Agreement to Schedule A shall be deemed to be a reference to Schedule A as amended and in effect from time to time in accordance with the terms of this Agreement. Each Person listed on Schedule A (as in effect on the date hereof) upon (i) his, her or its execution of this Agreement or counterpart thereto and (ii) receipt by the Company of such Person’s Capital Contributions, if any, is hereby admitted to the Company as a Member and shall own the number and type of Units set forth opposite such Member’s name on Schedule A, as amended from time to time in accordance with the terms of this Agreement. The Board may in its discretion issue certificates to the Members representing the Units held by each Member.
Section 3.2   Admission of Additional Members.   The Company may admit additional Persons as Members, and such Persons shall make Capital Contributions, and may participate in the profits, losses, distributions, allocations and Capital Contributions upon such terms as are established by the Company. A Person shall be admitted as a Member at the time: (a) all conditions to such Person’s admission pursuant to this Agreement have been satisfied, including those set forth in Article IX, as applicable, as determined by

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the Board, and (b) such Person executes this Agreement or a counterpart signature page to this Agreement. Following admission as a Member, such Person shall be listed by the Board as a Member on Schedule A attached hereto.
Section 3.3   Voting Rights.   Each Member shall be entitled to ten votes per Class A Unit and one vote per Class B Unit that it holds with respect to any matters to which the Member holding such Units are entitled to vote. For any matters on which the Members are entitled to vote, the vote of the Members holding a majority of the voting power of all Units, voting together as a single class, shall constitute the vote required for approval of the Members.
Section 3.4   Limitation of Liability of Members.
(a)   Except as otherwise expressly required by the Act, a Member, in its capacity as such, shall have no liability in excess of (i) the amount of its Capital Contribution, (ii) its share of any undistributed profits and assets of the Company, (iii) its obligation to make other payments expressly provided for in this Agreement, and (iv) the amount of any distributions from the Company wrongfully distributed to it. It is the intent of the parties hereto that no distribution to any Member shall be deemed a return of any money or other property in violation of the Act. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, a Member is obligated to return such money or property, such obligation shall be the obligation of such Member and not of the Company or any other Member.
(b)   No Member, in its capacity as such, shall take part in the day-to-day management, operation or control of the business and affairs of the Company. No Member, in its capacity as such, shall have any right, power or authority to transact any business in the name of the Company or to act for or on behalf of or to bind the Company. A Member shall have no rights other than those specifically provided herein or the Act.
(c)   A Member or an employee, agent, director or officer of a Member may also be an employee, agent, director or officer of the Company. The existence of these relationships and acting in such capacities will not result in a Member being deemed to be participating in the control of the business of the Company or otherwise affect the liability of such Member or the Person so acting.
Section 3.5   Priority and Return of Capital.   Except as may be expressly provided herein, no Member shall have priority over any other Member, either as to the return of Capital Contributions or as to the Profits, Losses or distributions with respect to the Company.
Section 3.6   Representations and Warranties.   Each Member, upon executing this Agreement (or counterpart signature to this Agreement), hereby represents and warrants to the Company and the Members who have also executed this Agreement that:
(a)   (i) such Member has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto; (ii) such Member has received, reviewed and evaluated all information necessary to assess the merits and risks of its investment in the Company and has had answered to its satisfaction any questions regarding such information; (iii) such Member is able to bear the economic and financial risk of an investment in the Company for an indefinite period of time; (iv) such Member is acquiring such Member’s interest in the Company for its sole benefit and account, for investment only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof; (v) (A) if such Member is an entity, the execution, delivery and performance of this Agreement have been duly authorized by such Member and (B) if such Member is a natural Person, such Member has full legal capacity to enter into and perform his or her obligations under this Agreement; (vi) the execution, delivery and performance of this Agreement do not require such Member to obtain any consent or approval that has not been obtained and do not contravene or result in a default under any provision of any law or regulation applicable to such Member or other governing documents or any agreement or instrument to which such Member is a party (if such Member is an entity) or by which such Member is bound; (vii) the determination of such Member to acquire such Member’s interest in the Company has been made by such Member independent of any other Member and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries which may have been made or given by any other Member or any agent or employee of any other Member;

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(viii) this Agreement is valid, binding and enforceable against such Member in accordance with its terms, except as limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to creditors’ rights generally and (B) general principles of equity, whether such enforceability is considered in a Proceeding in equity or at law; and (ix) such Member is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.
(b)   (i) (A) such Member is not a flow-through entity within the meaning of Treasury Regulations Section 1.7704-1(h)(3), and such Member is the sole beneficial owner of the interest to be registered in its name (which shall be interpreted to mean that the transferee is not and will not be treated as a nominee for, or agent of, another party or as anything other than the real owner of such interest for federal income tax purposes, at any time) or (B) such Member is a flow-through entity within the meaning of Treasury Regulations Section 1.7704-1(h)(3) and there is no person (a “Beneficial Owner”) that owns an interest in such Member such that (1) substantially all of the value of the Beneficial Owner’s interest in such Member will be attributable to such Member’s interest (direct or indirect) in the Company and (2) a principal purpose of the use of the tiered arrangement is to permit the Company to satisfy the 100-partner limitation in Treasury Regulations Section 1.7704-1(h)(1)(ii); (ii) such Member did not purchase its interest through (A) a national, foreign, regional, local or other securities exchange, (B) PORTAL or (C) over the counter market (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise); (iii) such Member did not purchase its interest from, to or through (A) a person, such as a broker or dealer, that makes a market in, or regularly quotes prices for, such interests or (B) a person that regularly makes available to the public (including customers or subscribers) bid or offer quotes with respect to the interest and stands ready to effect, buy or sell transactions at the quoted prices for itself or on behalf of others.
ARTICLE IV
MEETINGS OF MEMBERS
Section 4.1   Record Date.   For the purpose of determining Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any distribution, or in order to make a determination of Members for any other purpose, the Board may set a Record Date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Section 4.1, such determination shall apply to any adjournment thereof.
Section 4.2   Calling the Meeting.   Meetings of the Members may be called by (i) the Board or (ii) Members holding a majority of the voting power of all Units, voting together as a single class.
Section 4.3   Notice.   Written notice stating the place, date and time of the meeting and, in the case of a meeting of the Members not regularly scheduled, describing the purposes for which the meeting is called, shall be delivered not fewer than one (1) day and not more than thirty (30) days before the date of the meeting to each Member, by or at the direction of the Board or the Members calling the meeting, as the case may be. The Members may hold meetings at the Company’s principal office or at such other place as the Board or the Members calling the meeting may designate in the notice for such meeting.
Section 4.4   Participation.   Any Member may participate in a meeting of the Members by means of video conference, telephone or other communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.
Section 4.5   Vote by Proxy.   On any matter that is to be voted on by Members, a Member may vote in person or by proxy, and such proxy may be granted in writing, by means of Electronic Transmission or as otherwise permitted by law. Every proxy shall be revocable in the discretion of the Member executing it unless otherwise provided in such proxy; provided, that such right to revocation shall not invalidate or otherwise affect actions taken under such proxy prior to such revocation.
Section 4.6   Conduct of Business.   The business to be conducted at such meeting need not be limited to the purpose described in the notice and can include business to be conducted by Members holding Units;

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provided, that the Members shall have been notified of the meeting in accordance with Section 4.3. Attendance of a Member at any meeting shall constitute a waiver of notice of such meeting, except where a Member attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
Section 4.7   Quorum.   A quorum of any meeting of the Members shall require the presence of the Members holding a majority of the voting power of all Units, voting together as a single class. Subject to Section 4.8, no action at any meeting may be taken by the Members unless the quorum is present. Subject to Section 4.8 no action may be taken by the Members at any meeting at which a quorum is present without the affirmative vote of Members holding a majority of the voting power of all Units, voting together as a single class.
Section 4.8   Action Without a Meeting.   Any action required or permitted to be taken at a meeting of Members may be taken without a meeting and without prior notice by the written consent of the Members holding a majority of the voting power of all Units, voting together as a single class, which such written consent may include DocuSign or other electronic and email options.
ARTICLE V
MANAGEMENT
Section 5.1   Establishment of the Board; Power and Authority.   A board of managers of the Company (the “Board”) is hereby established and shall be comprised of natural Persons (each such Person, a “Manager”) who shall be appointed in accordance with the provisions of Section 5.2. The business and affairs of the Company shall be managed, operated and controlled by or under the direction of the Board, and the Board shall have, and is hereby granted, the full and complete power, authority and discretion for, on behalf of and in the name of the Company, to take such actions as it may in its sole discretion deem necessary or advisable to carry out any and all of the objectives and purposes of the Company, subject only to the terms of this Agreement. The Board shall be the “manager” of the Company as provided in the Act.
Section 5.2   Board Composition; Vacancies; Voting.
(a)   The number of Managers constituting the Board shall be determined from time to time by the Members, which shall initially be set at [three (3)]. The Managers shall be elected by the Members holding a majority of the voting power of all Units, voting together as a single class, and shall serve until (i) removed with or without cause by the Members holding a majority of the voting power of all Units, voting together as a single class, (ii) such Manager’s successor is duly elected and appointed by the Members holding a majority of the voting power of all Units, voting together as a single class, or (iii) such Manager’s death, disability or resignation. The Members hereby appoint [Jonathan C. Wilk, Timothy W. Fitzsimmons, and Lewis Rubovitz] as the initial Managers. Vacancies and newly created Board positions resulting from any increase in the authorized number of Managers constituting the entire Board may be filled by the Members holding a majority of the voting power of all Units, voting together as a single class.
(b)   Each Manager shall be entitled to cast one vote on all matters to be acted on by the Board. Any action or matter approved by the Board shall require the affirmative vote of a majority of the Managers then comprising the Board. All determinations, acts and designations to be made hereunder by the Company shall be made by the Board and shall be final and binding for all purposes of this Agreement. No person shall be required to inquire into, and persons dealing with the Company are entitled to rely conclusively on, the right, power and authority of a majority of the Managers of the Board to bind the Company.
Section 5.3   Meetings of the Board; Actions.   At any meeting of the Board, any Manager may participate by video conference, telephone or other communications equipment by means of which all Persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting. The presence of at least a majority of all Managers shall constitute a quorum for the transaction of business. Decisions of the Board shall require the approval of at least a majority of all members of the Board; provided, however, that the Board also may make decisions, without holding a meeting, by the written consent of a majority of the Managers, which such written consent

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may include DocuSign or other electronic and email options. Minutes of each meeting and a record of each decision shall be kept by a designee of the Board.
Section 5.4   Notice.   Written notice stating the place, date and time of all regular meetings of the Board and, in the case of a meeting of the Board not regularly scheduled, describing the purposes for which the meeting is called, shall be delivered not fewer than one (1) day and not more than thirty (30) days before the date of the meeting to each Manager. The Board may hold meetings at the Company’s principal office or at such other place as the Manager or Managers calling the meeting may designate in the notice for such meeting.
Section 5.5   Quorum.   A quorum of any meeting of the Board shall require the majority of the Managers. No action at any meeting may be taken by the Managers unless the quorum is present. No action may be taken by the Managers at any meeting at which a quorum is present without the affirmative vote of a majority of the Managers so present.
Section 5.6   Company Books.   The Board shall keep or cause to be kept full and true books of account maintained in accordance with generally accepted accounting principles consistently applied and in which shall be entered fully and accurately each transaction of the Company. Such books of account, together with a copy of this Agreement and of the Certificate, shall at all times be maintained at the principal place of business of the Company. Upon reasonable written request, any Member shall have the right, at a time during ordinary business hours, as reasonably determined by the Board, to inspect and copy, at the requesting Member’s expense, the books and records of the Company for any purpose reasonably related to such Member’s interest with respect to the Company.
Section 5.7   Relationships with Affiliates.   The Board may cause the Company to enter into any agreement or contract with any Manager, any Affiliate of a Manager, any Member, any Affiliate of a Member or any agent of the Company without the prior approval of any Member; provided, that any such agreement or contract shall contain substantially such terms and conditions as would be contained in a similar agreement or contract entered into by the Company as the result of arm’s-length negotiations from a comparable unaffiliated and disinterested third party.
Section 5.8   Title to Assets.   Title to assets of the Company, whether real, personal or mixed, tangible or intangible, shall be deemed to be owned by the Company, and no Member, individually or collectively, shall have any ownership interest in such assets or any portion thereof.
Section 5.9   Reliance by Third Parties.   Any Person may rely upon a certificate signed by all of the Managers on the Board as to (a) the identity of the Members, (b) any factual matters relevant to the affairs of the Company, (c) the Persons who are authorized to execute and deliver any document on behalf of the Company or (d) any action taken or omitted by the Company, the Board or any Member with respect to the business of the Company.
Section 5.10   Reimbursement of Expenses.   The Company shall reimburse the Managers for all ordinary and reasonably necessary out-of-pocket expenses incurred by them in accordance with this Agreement on behalf of the Company.
Section 5.11   Officers.
(a)   Designation and Appointment.   The Board may, from time to time, employ and retain Persons as may be necessary or appropriate for the conduct of the Company’s business (subject to the supervision and control of the Board), including employees, agents and other Persons (any of whom may be a Member) who may be designated as Officers of the Company, with titles including “chairman,” “chief executive officer,” “president,” “vice president,” “treasurer,” “secretary,” “general manager,” “director,” “chief financial officer” and “chief operating officer,” to the extent authorized by the Board. Any number of offices may be held by the same Person. The Board may choose not to fill any office for any period as it may deem advisable. Officers need not be Members or residents of the State of Delaware. Any Officers so designated shall have such authority and shall perform such duties as are typical of such positions and as may otherwise be delegated from time to time by the Board. The Board may assign titles to particular Officers. Each Officer shall hold office until his or her successor shall be duly designated and shall qualify or until his or

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her death or until he shall resign or shall have been removed in the manner hereinafter provided. The salaries or other compensation, if any, of the Officers of the Company shall be fixed from time to time by the Board.
(b)   Resignation/Removal.   Any Officer may resign as such at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time be specified, at the time of its receipt by the Board. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation. Any Officer may be removed as such, either with or without cause at any time by the Board, subject to any contractual agreement between the Company and such Officer. Designation of an Officer shall not of itself create any contractual or employment rights.
(c)   Duties of Officers Generally.   The Officers, in the performance of their duties as such, shall owe to the Company the customary duties, including the duties of loyalty and due care, of the type owed by the officers of a corporation to such corporation and its equity-holders under the laws of the State of Delaware.
ARTICLE VI
OBLIGATIONS, INDEMNIFICATION AND EXCULPATION
Section 6.1   Performance of Duties; No Liability of Members or Officers.
(a)   No Member shall, in its capacity as a Member, have any duty to the Company or any other Member except as expressly set forth herein or in other written agreements. Furthermore, notwithstanding anything herein to the contrary, and in accordance with applicable law, any and all fiduciary duties of the Members to the Company or to another Member or to another person that is a party to or is otherwise bound by this Agreement shall be eliminated to the maximum extent permitted by law; provided, that the implied contractual covenant of good faith and fair dealing shall not be eliminated. No Member or Officer shall be liable to the Company or to any Member for any loss or damage sustained by the Company or to any Member, unless the loss or damage shall have been the result of gross negligence, fraud or intentional misconduct by the Member or Officer in question. In performing his, her or its duties (if any), each such Person shall be entitled to rely in good faith on the provisions of this Agreement and on information, opinions, reports or statements (including financial statements and information, opinions, reports or statements as to the value or amount of the assets, liabilities, profits or losses of the Company or any facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid) of the following other Persons or groups: one or more Officers or employees of the Company, any attorney, independent accountant, appraiser or other expert or professional employed or engaged by or on behalf of the Company or the Board; or any other Person who has been selected with reasonable care by or on behalf of the Board, in each case as to matters which such relying Person reasonably believes to be within such other Person’s competence. No Member or Officer shall be personally liable under any judgment of a court, or in any other manner, for any debt, obligation or liability of the Company, whether that liability or obligation arises in contract, tort or otherwise, solely by reason of being a Member, Officer or any combination of the foregoing. The waiver of duties and limitations of liability set forth in this Section 6.1 shall apply to each such Person’s capacity as a Member or Officer. Notwithstanding anything to the contrary in this Section 6.1, the Managers shall owe the same fiduciary duties to the Company and the Members as are owed by directors of a Delaware corporation to such corporation and its stockholders, and such duties shall not be limited by the fact that the Managers shall be permitted to take certain actions in their discretion hereunder.
(b)   Any Member and any Affiliate of any Member may engage in or possess an interest in other profit-seeking or business ventures of any kind, nature or description, independently or with others, whether or not such ventures are competitive with the Company and the doctrine of corporate opportunity, or any analogous doctrine, shall not apply to any Member. No Member who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Company shall have any duty to communicate or offer such opportunity to the Company, and such Member shall not be liable to the Company or to the other Members for breach of any fiduciary or other duty by reason of the fact that such Member pursues or acquires for, or directs such opportunity to another Person or does not communicate such opportunity or information to the Company. Neither the Company nor any Member shall have any rights or obligations by virtue of this Agreement or the relationship created hereby or thereby

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in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Company, shall not be deemed wrongful or improper.
Section 6.2   Confidential Information.   Without limiting the applicability of any other agreement to which any Member may be subject, no Member or Officer or Manager, directly or indirectly disclose or use at any time, either during his, her or its association or employment with the Company or for a period of twenty four (24) months thereafter, any Confidential Information of which such Member, Officer or Manager is or becomes aware. Each Member, Officer and Manager in possession of Confidential Information shall take all appropriate steps to safeguard such information and to protect it against disclosure, misuse, espionage, loss and theft. Notwithstanding the above, a Member, Officer or Manager may disclose Confidential Information to the extent (a) the disclosure is necessary for the Member, Officer or Manager and/or the Company’s agents, representatives, and advisors to fulfill their duties to the Company pursuant to this Agreement and/or other written agreements, (b) the disclosure is required or requested by any federal, state, provincial or other regulatory authority or examiner, or any insurance industry association, or is reasonably believed by such Member, Officer or Manager to be compelled by any court decree, subpoena or legal or administrative order or process, (c) necessary to enforce rights hereunder, and (d) solely in the case of the Original Holders, disclosure is of a general nature regarding general business and financial information, return on investment and similar information and information provided to such Member by the Company pursuant to this Agreement (i) in connection with their communications to their direct and indirect beneficial owners and controlling Persons, (ii) in connection with their marketing efforts, and (iii) to any nationally recognized rating agency or investor of the foregoing Persons (and their successors and assigns who become Members) that requires access to information about any such Person’s investment portfolio in connection with ratings issued or investment decisions with respect to such a Person. No Member, Officer or Manager shall be prohibited from disclosing any Confidential Information to the extent such information (A) was or becomes generally available to such Member, Officer or Manager and known by the public other than as a result of a disclosure by such Member, Officer or Manager or any of its representatives or agents in violation of this Agreement, (B) was or becomes available to such Member, Officer or Manager on a non-confidential basis from a source other than the Company or any of its representatives or agents, provided that such source was not known by such Member, Officer or Manager, after reasonable inquiry, to be bound by any agreement with the Company or any of its Affiliates to keep such information confidential, or otherwise prohibited from transmitting the information to such Member, Officer or Manager or any of its representatives or agents by a contractual, legal or fiduciary obligation, or (C) was in such Member’s, Officer’s or the Manager’s possession prior to being furnished by or on behalf of the Company, provided the source of such information was not known by such Member, Officer or Manager, after reasonable inquiry, to be bound by any agreement with the Company or any of its Affiliates to keep such information confidential, or otherwise prohibited from transmitting the information to such Member, Officer or Manager or any of its representatives or agents by a contractual, legal or fiduciary obligation.
Section 6.3   Right to Indemnification.   Subject to the limitations and conditions as provided in this Article VI, each Person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or arbitrative (a “Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that such Person, or a Person of which such Person is the legal representative, is or was a Member, a Manager or an Officer, the Tax Matters Representative or an officer or member of the board of a Subsidiary, shall be indemnified by the Company to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment) against judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable expenses (including reasonable attorneys’ and experts’ fees) actually incurred by such Person in connection with such Proceeding, appeal, inquiry or investigation (“Damages”), unless such Damages shall have been the result of gross negligence, fraud or willful misconduct by such Person, in which case such indemnification shall not cover such Damage to the extent resulting from such gross negligence, fraud or willful misconduct. Indemnification under this Article VI shall continue as to a Person who has ceased to serve in the capacity which initially entitled such Person to indemnity hereunder. The rights granted pursuant to this Article VI shall be deemed contract rights, and no amendment, modification or repeal of this Article VI shall have

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the effect of limiting or denying any such rights with respect to actions taken or Proceedings, appeals, inquiries or investigations arising prior to any amendment, modification or repeal.
Section 6.4   Advance Payment.   The right to indemnification conferred in this Article VI shall include the right to be paid or reimbursed by the Company the reasonable expenses incurred by a Person (other than an Officer of the Company or any of its Subsidiaries thereof in respect of claims by the Company or any of its Subsidiaries thereof against such Officer in such Officer’s capacity as such) entitled to be indemnified under Section 6.3 who was, is or is threatened to be made a named defendant or respondent in a Proceeding in advance of the final disposition of the Proceeding and without any determination as to the Person’s ultimate entitlement to indemnification; provided that the payment of such expenses incurred by any such Person in advance of the final disposition of a Proceeding shall be made only upon delivery to the Company of a written affirmation by such Person of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification under Article VI and a written undertaking, by or on behalf of such Person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified Person is not entitled to be indemnified under this Article VI or otherwise.
Section 6.5   Indemnification of Employees and Agents.   The Company, at the direction of the Board, may indemnify and advance expenses to an employee or agent of the Company to the same extent and subject to the same conditions under which it may indemnify and advance expenses under Section 6.3 and Section 6.4.
Section 6.6   Appearance as a Witness.   Notwithstanding any other provision of this Article VI, the Company may pay or reimburse reasonable out of pocket expenses incurred by an Officer, employee or agent in connection with his or her appearance as a witness or other participation in a Proceeding at a time when he or she is not a named defendant or respondent in the Proceeding.
Section 6.7   Nonexclusivity of Rights.   The right to indemnification and the advancement and payment of expenses conferred in this Article VI shall not be exclusive of any other right that a Member or Manager indemnified pursuant to this Article VI may have or hereafter acquire under any law (common or statutory) or under any agreement.
Section 6.8   Insurance.   The Company shall obtain and maintain at all times thereafter, at its expense, insurance (with coverage limits customary for similarly situated companies) to protect itself and any Member, Manager, Officer or agent of the Company, and any member of the board (or governing body), officer or agent of any Subsidiary of the Company, who is or was serving at the request of the Company or such Subsidiary as a manager, representative, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such Person against such expense, liability or loss under this Article VI.
Section 6.9   Savings Clause.   If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Person indemnified pursuant to this Article VI as to costs, charges and expenses (including reasonable attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any such Proceeding, appeal, inquiry or investigation to the full extent permitted by any applicable portion of this Article VI that shall not have been invalidated and to the fullest extent permitted by applicable law.
ARTICLE VII
CAPITAL STRUCTURE
Section 7.1   Capital Structure.
(a)   The Members’ interests in the Company shall be represented by Units, or such other equity securities in the Company as the Board may establish in accordance with the terms hereof. As of the date hereof, the Units are comprised of two classes of Units: Class A Units and Class B Units.

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(b)   The Members and their respective holdings of Units as of the date hereof are set forth on Schedule A attached hereto. The Board may from time to time, and only in accordance with the terms of this Agreement and to the extent required by the Exchange Agreement, authorize the issuance of additional Class A Units, Class B Units and such preferred units with such rights, preferences, privileges and restrictions as the Board shall designate as required by and in accordance with the terms of the Exchange Agreement; provided, that as long as there are any Members other than PubCo, then no such new class or series of Units may dilute or reduce the Percentage Interest of such Members relative to if such new class or series of Units had not been created, except to the extent (and solely to the extent) the Company actually receives cash in an aggregate amount, or other property with a fair market value in an aggregate amount, equal to the pro rata share allocated to such new class or series of Units and the number thereof issued by the Company. Subject to the immediately preceding sentence, this Agreement shall be amended in order to document such new classes of preferred units and their rights, preferences, privileges and restrictions, in each case, with no further action required by the Members.
(c)   Class B Units shall be convertible only into Class A Units on a one-for-one basis as specified in Sections 7.1(d) and 7.2. All issuances of Class A Units and Class B Units shall be made in accordance with the terms and provisions of this Agreement and the Exchange Agreement.
(d)   Each Class B Unit surrendered to the Company pursuant to the Exchange Agreement shall, as of the consummation of the transactions contemplated by the Exchange Agreement, be automatically converted into a Class A Unit, without any action on the part of any Person, including the Board or the Company, and such Class B Units shall thereby cease to exist.
(e)   Except as otherwise expressly provided in this Agreement, all Units shall have identical rights and privileges in every respect.
(f)   The issued and outstanding Units shall not be represented by certificates.
Section 7.2   Effect of Exchange.
(a)   Upon the exchange by any Member of Class B Units for shares of Class A Common Stock pursuant to the Exchange Agreement, as of the effective date of such exchange, each such Class B Unit automatically shall be converted into a Class A Unit, and the Class B Units so exchanged shall thereby cease to exist, without any action on the part of any Person, including the Board or the Company.
(b)   Upon the exchange by any Member of Class B Units for a cash payment pursuant to the Exchange Agreement, as of the effective date of such exchange, each such exchanged Class B Unit automatically shall be deemed cancelled concomitant with such payment, without any action on the part of any Person, including the Board or the Company.
(c)   The Company may only issue Class B Units to the Original Holders and their respective Permitted Transferees.
(d)   The Company may only issue Class A Units to PubCo.
(e)   Notwithstanding anything to the contrary herein, (i) the Company shall, and the Board shall cause the Company to take all actions as are required under, and otherwise comply with, the Exchange Agreement, and (ii) each Member shall comply with the Exchange Agreement.
(f)   Notwithstanding anything to the contrary herein, the Company may, and the Board may cause the Company to, issue additional Units, at any time or from time to time, to the Members or to other Persons, and to admit such Persons as Members, on such terms and conditions as shall be established be the Board, all without the approval of any Member or any other Person, including (i) as required by the Exchange Agreement, (ii) in connection with the payment of shares of Class A Common Stock to the Earnout Recipients (as defined in the Merger Agreement) pursuant to Section 2.9 of the Merger Agreement, (iii) in connection with the issuance, exercise or vesting of options or restricted stock, as applicable, into shares of Class A Common Stock, (iv) in connection with the offering, sale, syndication, private placement or public offering of Class A Common Stock. At any time shares of Class A Common Stock are issued or sold by PubCo, the Company shall issue to PubCo a number of Class A Units equal to the number of shares of

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Class A Common Stock issued or sold, and the proceeds received, if any, by PubCo shall be contributed to or used by the Company, and for no other purpose, or (v) in connection with the exchange or conversion of any notes into equity of PubCo.
Section 7.3   Capital Accounts.
(a)   There shall be established for each Member on the books of the Company a Capital Account, which shall be increased or decreased in the manner set forth in this Agreement.
(b)   The Capital Account of each Member shall be maintained in accordance with the following provisions:
(i)   To such Member’s Capital Account with respect to the Company there shall be credited such Member’s Capital Contributions, such Member’s distributive share of the Profits of the Company, and the amount of any liabilities of the Company that are assumed by such Member or that are secured by any assets of the Company that are distributed to such Member;
(ii)   To such Member’s Capital Account with respect to the Company there shall be debited the amount of cash and the Gross Asset Value of any other assets of the Company that are distributed to such Member pursuant to any provision of this Agreement, such Member’s distributive share of the Losses of the Company, and the amount of any liabilities of such Member that are assumed by the Company or that are secured by any property contributed by such Member to the Company.
(iii)   In determining the amount of any liability for purposes of this Section 7.3(b), there shall be taken into account Section 752(c) of the Code and any other applicable provisions of the Code and the Treasury Regulations.
Section 7.4   Capital Contributions of Members.   Except as set forth in the Exchange Agreement (including Section 2.3 thereof), no Member shall be required to make any capital contributions to the Company.
ARTICLE VIII
ALLOCATIONS AND DISTRIBUTIONS
Section 8.1   Allocations.   Except as otherwise provided in this Agreement, Profits and Losses (and, to the extent necessary, individual items of income, gain, loss, deduction or credit) of the Company shall be allocated among the Members in a manner such that the Capital Account of each such Member, immediately after making such allocation, is, as nearly as possible, equal (proportionately) to (a) the distributions that would be made to such Members pursuant to Section 8.4 if the Company were dissolved, its affairs wound up and its assets sold for cash equal to their book values, all Company liabilities were satisfied (limited with respect to each nonrecourse liability to such book value of the assets securing such liability), and the net assets of the Company were distributed in accordance with Section 8.4(b) to such Members immediately after making such allocation, minus (b) such Member’s share of Partnership Minimum Gain and Member’s nonrecourse debt minimum gain (as determined pursuant to Treasury Regulations Section 1.704-2(b)(4)), computed immediately prior to the hypothetical sale of assets.
Section 8.2   Interim Allocations Due to Members’ Membership Interest Adjustment.   In the event of a change in a Member’s Membership Interest during any year or a Transfer of a Unit, the Company’s Profits and Losses shall be allocated among the Members for the periods before and after the change or Transfer based on an interim closing of the books or any lawful equitable alternative method as determined by the Board. This Section 8.2 shall apply both for purposes of computing Capital Accounts for federal income tax purposes.
Section 8.3   Certain Tax Matters.
(a)   Except as otherwise provided herein, all items of Company income, gain, deduction and loss shall be allocated among the Members in the same proportion as they share in the Profits and Losses to which such items relate.

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(b)   Income, gain, loss or deductions of the Company shall, solely for income tax purposes, be allocated among the Members in accordance with Section 704(c) of the Code and the Treasury Regulations promulgated thereunder, so as to take account of any difference between the adjusted basis of the assets of the Company and their respective Gross Asset Values by using the “traditional method” set forth in Treasury Regulations Section 1.704-3(b).
(c)   Notwithstanding any other provision of this Article VIII, if there is a net decrease in Partnership Minimum Gain of the Company during any year, each Member shall be specially allocated items of income and gain for such year (and, if necessary, subsequent years) in an amount equal to the portion of such Member’s share of the net decrease in Partnership Minimum Gain of the Company, determined in accordance with Section 1.704-2(g) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f)(6) of the Treasury Regulations. This Section 8.3(c) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.
(d)   Notwithstanding any other provisions of this Article VIII except Section 8.3(c), if there is a net decrease in Partnership Minimum Gain of the Company attributable to a Partner Nonrecourse Debt during any year, each Member who has a share of the Partnership Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of income and gain for such year (and, if necessary, subsequent years) in an amount equal to the portion of such Member’s share of the net decrease in Partnership Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(4) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(i)(4) of the Treasury Regulations. This Section 8.3(d) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i) of the Treasury Regulations and shall be interpreted consistently therewith.
(e)   Nonrecourse Deductions of the Company for any year shall be allocated to the Members in accordance with their respective Percentage Interests.
(f)   Any Partner Nonrecourse Deductions for any year shall be specially allocated to the Member who bears the economic risk of loss with respect to the Partner Nonrecourse Debt of the Company to which such Partner Nonrecourse Deductions of such series are attributable in accordance with Section 1.704-2(i)(1) of the Treasury Regulations. This Section 8.3(f) is intended to comply with the provisions of Treasury Regulations Section 1.704-2(i) and shall be interpreted consistently therewith.
(g)   Notwithstanding any other provision of this Article VIII, no Member shall be allocated in any Fiscal Year of the Company any Loss (and no Unit shall be allocated in any Fiscal Year of the Company any Loss) to the extent such allocation would cause or increase a deficit balance in such Member’s Capital Account, taking into account all other allocations to be made for such year pursuant to this Article VIII and the reasonably expected adjustments, allocations and distributions described in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations. Any such Loss that would be allocated to such a Member (the “Deficit Member”), or a Unit (the “Deficit Unit”), shall instead be allocated to the other Members or Units. Moreover, if a Deficit Member unexpectedly receives an adjustment, allocation or distribution described in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations which creates or increases a deficit balance in such Member’s Capital Account (computed after all other allocations to be made for such year pursuant to this Article VIII have been tentatively made as if this Section 8.3(g) were not in this Agreement), such Deficit Member shall be allocated items of gross income in an amount equal to such deficit balance (which shall be allocated among the Members associated with Units as determined by the Board). This Section 8.3(g) is intended to comply with the qualified income offset requirement of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.
(h)   The allocations set forth in Sections 8.3(c) through 8.3(g) (the “Regulatory Allocations”) are intended to comply with Section 704(b) of the Code and the Treasury Regulations thereunder and shall be taken into account in allocating items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each

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Member shall be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred.
Section 8.4   Distributions.
(a)   On each Tax Distribution Date with respect to a calendar quarter for a Fiscal Year, to the extent permitted by the financing agreements of the Company and its Subsidiaries, the Company shall, to the extent of Distributable Cash, make a distribution in cash (each, a “Tax Distribution”), to the Members in proportion to their respective Percentage Interests in an aggregate amount equal to the excess of (i) the Hypothetical Total Tax Liability with respect to such calendar quarter over (ii) the aggregate amount of distributions made by the Company with respect to such Fiscal Year (treating any Tax Distribution made with respect to income for such Fiscal Year, regardless of when made, and any distribution other than a Tax Distribution made during such Fiscal Year, as being made with respect to such Fiscal Year). If, at any time after the end of a Fiscal Year, the Company has a True-Up Amount, then to the extent permitted by the financing agreements of the Company and its Subsidiaries, the Company shall, to the extent of Distributable Cash, make a Tax Distribution to the Members in proportion to their respective Percentage Interests in an aggregate amount equal to the True-Up Amount. In the event that there is insufficient Distributable Cash to make the distribution described in the preceding provisions of this Section 8.4(a), the amount distributable to each such Member holding Class A Units and/or Class B Units shall be reduced pro rata in accordance with the amount that would be distributable to such Member, and such deficiency shall be paid to such Members when there is next Distributable Cash, and in any event, prior to any distribution pursuant to Section 8.4(b). If the aggregate amount of Tax Distributions made in respect of such Fiscal Year exceeds the amount of the Hypothetical Total Tax Liability with respect to such Fiscal Year (based on the information returns filed by the Company), then Tax Distributions for subsequent Fiscal Years shall be reduced by the amount of such excess.
(b)   Other than as provided for in Section 8.4(a) and Article IX, the Company shall make distributions of Distributable Cash to the Members at such times and in such amounts as the Board may determine from time to time. All amounts so determined by the Board to be available for distribution by the Company shall be distributed to the Members in proportion to their respective Percentage Interests.
(c)   All distributions made pursuant to Section 8.4 shall be at such times and in such aggregate amounts as shall be determined by the Board, in its sole discretion.
(d)   If the Company or any of its Subsidiaries enters into (or otherwise becomes bound by) any financing arrangement or agreement after the date hereof, the Company shall (and shall cause its Subsidiaries to) use commercially reasonable efforts to ensure that such financing arrangement or agreement permits, at any time in which the Company or such Subsidiary is not in default thereunder: (i) in the case of the Company, Tax Distributions to be made in full when due pursuant to Section 8.4(a) (without regard to the limitation regarding financing agreements), and (ii) in the case of any such Subsidiary, payments to be made directly or indirectly to the Company to enable the Company to make Tax Distributions in full when due pursuant to Section 8.4(a) (without regard to the limitation regarding financing agreements); provided, however, that any such financing arrangement or agreement entered into after the date hereof that is no more restrictive with respect to Tax Distributions than any financing arrangement or agreement existing on the date hereof will be deemed to satisfy the requirements under this Section 8.4(d).
Section 8.5   Distributions in Kind.   Distributions made pursuant to this Agreement may be made in cash or in property or assets in kind at the discretion of the Board; provided, however, that subject to Section 8.4 any distribution in kind shall be made to all Members proportionately in accordance with Section 8.4(b).
Section 8.6   Distribution Rules and Tax Withholding.
(a)   Each Member shall deliver to the Company any form or other documentation reasonably requested by the Company that is required to demonstrate that the applicable Member is not subject to withholding tax under the provisions of any applicable Federal, state, local, foreign or other law. If requested by a relevant taxing authority in connection with an audit, inquiry or other proceeding conducted by such

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taxing authority, each Member shall if requested by the Company deliver a copy of any tax return or similar document of the applicable Member that the Company may reasonably request with respect to any such law.
(b)   To the extent that the Company is required by any applicable law to withhold or to make tax payments on behalf of or with respect to distributions to, issuance of Units to, allocations to, transfers by, or otherwise for, any Member in such Person’s capacity as a Member of the Company (each a “Tax Liability”), the Company may make such payment out of available cash of the Company, which shall reduce any distribution otherwise payable to such Member; provided, that at least ten (10) days, if commercially possible, prior to making a distribution on behalf of or with respect to a Member, the Company shall first notify such affected Member and advise such Member as to whether the Company has sufficient cash to pay such Tax Liability and, if it does not, the amount of any deficiency. If the Company does not have sufficient Distributable Cash to pay such Tax Liability, such Member shall pay to the Company an amount equal to such deficiency (a “Tax Excess”) three (3) days prior to the date that the Company is required to pay the associated Tax Liability. If not paid in accordance with the preceding sentence, such Tax Excess shall be deemed to be a recourse loan to such Member by the Company and shall be due and payable immediately, and if not repaid within two (2) days, the Tax Excess shall bear interest at a rate equal to the lesser of (i) fifteen percent (15%) per annum, or (ii) the maximum rate permitted by law until repaid. Notwithstanding anything to the contrary contained herein or in any other agreement between or among Members, each Member hereby agrees to indemnify, defend, and hold harmless the Company and its Affiliates from and against any Tax Liability of or with respect to such Member, at any time, and this indemnity and hold harmless provision shall survive this Agreement and the termination of the Company. In the event of any claimed over-withholding, such Member shall be limited to an action against the applicable government agencies for refund and hereby waives any claim or right of action against the Company on account of such withholding. The Company may, and is hereby authorized to, withhold from any distributions or payments otherwise due to a Member from the Company under this Agreement the amount of any Tax Excess made on behalf of such Member that as of such date has neither been repaid to the Company nor been previously offset hereunder, and any amount withheld under this Section 8.6 shall be deemed for all purposes of this Agreement to have been distributed or paid to such Member. Any Member who does not repay a Tax Excess after a written final demand has been given by the Board shall pay, in addition to the Tax Excess and applicable interest, all expenses, including reasonable attorney’s fees, incurred by the Company or any other Member in collecting the Tax Excess plus interest or pursuing any other remedy provided in this Section 8.6 and otherwise in this Agreement.
Section 8.7   Restrictions on Distributions.   Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a distribution to any Member with respect to such Member’s Units if such distribution would violate the Act or other applicable law. In addition, except as specifically determined by the Board, the Company shall not make a distribution to any Member if such distribution would be prohibited by the terms of, or would cause any obligation of the Company or any of its Subsidiaries to become due prior to the final maturity date of, or would cause the net worth or assets of the Company or any of its Subsidiaries to be less than the minimum amount (or less in relation to another amount than the minimum ratio of such amounts) required to be maintained by the Company or any of its Subsidiaries under, or otherwise would conflict with, any agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound which relates to borrowed money.
Section 8.8   Accounting Method.   The Company shall keep its accounting records and shall report Profit or Losses on the accrual method of accounting in accordance with the principles used by the Company for federal income tax purposes and otherwise in accordance with GAAP consistently applied and, to the extent inconsistent therewith, in accordance with this Agreement.
Section 8.9   Interest on and Return of Capital Contributions.   No Member shall be entitled to interest on any of its Capital Contributions or to return of any of its Capital Contributions.
Section 8.10   Taxes.
(a)   The Company shall prepare, or cause to be prepared, and shall file all tax returns, be they information returns or otherwise, which are required to be filed by the Company with the Internal Revenue Service, state and local tax authorities and foreign tax jurisdictions, if any.

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(b)   The Company shall furnish the Members with all Company information required to be reported in the tax returns of the Members for tax jurisdictions in which the Company is considered to be doing business, including a report indicating each Member’s share for income tax purposes of the Company’s estimated income, gain, credits, losses and deductions within 30 days after each of the first three quarters of each Fiscal Year and within 60 days after the end of the Company’s Fiscal Year. The Company shall furnish the Members with a copy of Schedule K-1 to IRS Form 1065 (or any successor form) by no later than 74 days after the end of each year.
(c)   All determinations as to tax elections for the Company shall be made by the Board. Notwithstanding the foregoing sentence, an election under Section 754 of the Code shall be made with respect to each taxable year of the Company ending after the date hereof.
Section 8.11   Tax Matters Representative.
(a)   The “partnership representative” (as such term is defined in Section 6223 of the BBA Audit Rules or corresponding or similar provision of applicable state or local law) of the Company (the “Tax Matters Representative”) shall be PubCo or any successor designated by such Person. The Tax Matters Representative shall be permitted to appoint any “designated individual” (or similar person) (a “Designated Individual”) permitted under Treasury Regulations Section 301.6223-1 (or any successor regulations or corresponding or similar provision of applicable state or local law). If the Tax Matters Representative appoints a Designated Individual pursuant to Code Section 6223 and Treasury Regulations thereunder (or corresponding or similar provision of applicable state or local law), such Designated Individual shall be subject to this Agreement in the same manner as the Tax Matters Representative (and references to the Tax Matters Representative shall include any such Designated Individual unless the context otherwise requires or shall mean solely the Designated Individual as needed to comply with applicable law). Each Member, by its execution of this Agreement, hereby (i) consents to such designation of the Tax Matters Representative, and agrees to execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to evidence such consent, (ii) agrees take such actions as may be required to effect any future designations of the Tax Matters Representative, and (iii) agrees to cooperate to provide any information or take such other actions as may be reasonably requested by the Tax Matters Representative, to determine whether any Imputed Underpayment Amount may be modified pursuant to Code Section 6225(c) (or any corresponding or similar provision of applicable state or local law). To the extent and in the manner provided by applicable Code Sections and Treasury Regulations thereunder (or any corresponding or similar provision of applicable state or local law), the Tax Matters Representative (i) shall furnish the name, address and taxpayer identification number of each Member to the IRS and (ii) shall inform each Member of administrative or judicial proceedings for the adjustment of Company items required to be taken into account by a Member for income tax purposes. The Tax Matters Representative shall act reasonably at all times and keep the other Members reasonably informed about its actions. The Tax Matters Representative shall be entitled to be reimbursed for all reasonable out-of-pocket expenses properly incurred in the capacity as the Tax Matters Representative.
(b)   Each Member shall be considered to have retained such rights (and obligations, if any) as are provided for under the Code or any other applicable law with respect to any examination, proposed adjustment or proceeding relating to Company tax items. The Tax Matters Representative agrees that it will not bind the Members to any material income tax settlement or income tax settlement that disproportionately impacts the Class B Members without the prior written approval of the affected Majority Class B Members, which approval shall not be unreasonably withheld, delayed or conditioned. The Tax Matters Representative shall use reasonable best efforts to notify the Members, within thirty (30) days after the Tax Matters Representative receives notice from the IRS, of any administrative proceeding with respect to an examination of, or proposed adjustment to, any Company tax items, and shall promptly provide the Members with copies of relevant written materials. The Tax Matters Representative shall use reasonable best efforts to provide the Members with notice of its intention to extend the statute of limitations or file a tax claim in any court at least ten (10) days before taking such action and shall not take such action without the prior written approval of the Majority Class B Members, which approval shall not be unreasonably withheld, delayed or conditioned.
(c)   Neither the Board nor the Tax Matters Representative shall elect to cause the Company to be subject to the BBA Audit Rules with respect to any taxable year beginning before January 1, 2018. The Tax

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Matters Representative shall use reasonable best efforts to make the election described in Section 6226 of the BBA Audit Rules (or any corresponding or similar provision of applicable state or local law) with respect to each final partnership adjustment for a taxable period ending on or prior to the date hereof. If the Company is subject to any Imputed Underpayment Amount under the BBA Audit Rules, the Board shall use reasonable efforts to allocate such liabilities among the Members and former Members in a fair and equitable manner, taking into account any modifications attributable to such a Member pursuant to Section 6225(c) of the BBA Audit Rules (if applicable). Any tax liabilities so allocated shall be treated as a Tax Liability subject to the provisions of Section 8.6.
Section 8.12   Accounting Decisions; Auditors.   All determinations as to the accounting principles of the Company shall be made by the Board.
Section 8.13   Tax Classification.   It is the intention of the parties hereto that the Company be classified as a partnership, and not as an association taxable as a corporation, for federal income tax purposes, and the provisions of this Agreement shall be interpreted in a manner consistent with such intention. No election shall be filed with the Internal Revenue Service (or the tax authorities of any State) to have the Company taxable other than as a partnership for income tax purposes without the prior consent of the Board.
Section 8.14   Accounting Method.   The Company shall keep its accounting records and shall report Profit or Losses on the accrual method of accounting in accordance with the principles used by the Company and the Company for federal income tax purposes and otherwise in accordance with GAAP consistently applied and, to the extent inconsistent therewith, in accordance with this Agreement.
Section 8.15   Accounting Records.   The Company and each Subsidiary of the Company shall: (a) keep complete and accurate business and accounting records reflecting all transactions of the Company and each Subsidiary of the Company; (b) manage its books and ledgers in a proper and timely manner; (c) maintain proper internal accounting controls sufficient to enable the timely identification or ascertainment of, amongst other things, payments receivables and that the dispositions by it of its assets have, in each case, been performed in an authorized manner; and (d) prevent unauthorized persons from having access to its books and records. Such accounting records shall be kept in accordance with the principles set forth in Section 8.14 and shall be audited annually. The Company shall also keep all records required to be kept pursuant to the Act.
ARTICLE IX
ASSIGNMENT; ADMISSION AND WITHDRAWAL OF PARTNERS
Section 9.1   Assignment of Units.   Except as otherwise expressly permitted in this Article IX, (a) no Member shall Transfer all or any portion of its Membership Interests, Units or rights to income or other attributes with respect to its Units, and (b) no Owner of any Member shall Transfer any equity security of such Entity, it being understood that any such Transfer not in accordance with this Section 9.1 or the remainder of this Article IX will be deemed to constitute a Transfer by such Member in violation of this Agreement and shall be void ab initio.
Section 9.2   Transfers by Members.
(a)   Without the prior written consent of the Board, no Member may Transfer any Units (or any Economic Interest therein), except as provided in this Section 9.2.
(b)   The Original Holders, their Permitted Transferees and their respective Owners (if applicable) may Transfer any Class B Units held by each them so long as such Transfer is (i) made to an Affiliate or a Person in the Family Group of such Member, Permitted Transferee or PubCo, as applicable, in compliance with Section 9.2(e) and Section 9.2(f), or (ii) made pursuant to the Exchange Agreement (each Transferee of a Transfer pursuant to clause (i) and clause (ii) being referred to herein as a “Permitted Transferee”).
(c)   PubCo is the only permitted holder of Class A Units.

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(d)   Any Member who Transfers any Units in accordance with this Section 9.2 shall cease to be a Member with respect to such Transferred Units and shall no longer have any rights or privileges of a Member with respect to such Transferred Units.
(e)   Except with respect to Transfers of Units pursuant to the Exchange Agreement, any Person who acquires any Units in accordance with this Section 9.2 that is not an existing Member shall agree in writing to assume the responsibility of the transferring Member. In the event that such Person fails to do so entirely or fails to do so in a timely manner, such Person shall be deemed by its acceptance of the benefits of the acquisition of such Units to have agreed to be subject to, and bound by, all of the terms and conditions of this Agreement to which the predecessor in such Units was subject, and by which such predecessor was bound, and for all purposes shall be deemed to be a Member.
(f)   Except with respect to Transfers of Units pursuant to the Exchange Agreement, no Transfer of Units shall be given effect unless the transferee delivers to the Company the representations set forth in Schedule B.
(g)   Notwithstanding any provision of this Agreement to the contrary, no Transfer of Units may be made except in compliance with all federal, state and other applicable laws, including federal and state securities laws.
(h)   Notwithstanding any provision of this Agreement to the contrary, (i) no Transfer of Units may be made to a lender to the Company or any Person who is related (within the meaning of Treasury Regulations Section 1.752-4(b)) to any lender to the Company whose loan otherwise constitutes a Nonrecourse Liability unless (A) the Board is provided prior written notice thereof and (B) the lender enters into an arrangement with the Company to exchange or redeem for Class A Common Stock any Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a member in the Company for purposes of allocating liabilities to such lender under Section 752 of the Code, and (ii) no Member may Transfer any of such Units (including any Economic Interest therein) if the Board reasonably and in good faith promptly determines that such Transfer or attempted Transfer (A) would create a material risk that the Transfer would be considered to be effected on or through an “established securities market” or a “secondary market or the substantial equivalent thereof,” as such terms are used in Treasury Regulations Section 1.7704-1, (B) would create a material risk that the Company would have more than one hundred (100) partners, within the meaning of Treasury Regulations Section 1.7704-1(h)(1)(ii) (determined taking into account the rules of Treasury Regulations Section 1.7704-1(h)(3)), and (C) would have a material risk that the Company would be treated as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code and the Treasury Regulations promulgated thereunder.
(i)   Notwithstanding any provision of this Agreement to the contrary, no Member may Transfer any Units unless (x) contemporaneously with the Transfer, the Transferor shall deliver to the Company a validly executed IRS Form W-9 (unless such form had previously been provided to the Company and remains in effect), or (y) contemporaneously with the Transfer, the Transferee shall properly withhold and remit to the Internal Revenue Service the amount of tax required to be withheld upon the Transfer by Section 1446(f) of the Code (and provide evidence to the Company of such withholding and remittance promptly thereafter); provided that the Company shall timely provide whatever information is reasonably requested by the Transferor or Transferee to calculate the tax to be withheld.
(j)   Any attempted Transfer of Units by any Member not in accordance with this Section 9.2 shall be ineffective, null and void ab initio.
Section 9.3   Effect of Permitted Transfer.   Upon consummation of any Transfer of Units made in accordance with the provisions of this Agreement, (a) the Transferee shall be admitted as a Member (if not already a Member) and for purposes of this Agreement, such Transferee shall be deemed a Member with respect to such Transferred Units, (b) the Transferred Units shall continue to be subject to all the provisions of this Agreement and (c) the Capital Account (or applicable portion thereof in the case of a Transfer of less than all of a Transferor’s Units) of the Transferor shall be Transferred to the name of such Transferee at the close of business on the effective date of such Transfer (the “Effective Transfer Time”). Unless the Transferor and Transferee otherwise agree in writing, and give written notice of such agreement to the

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Company at least five (5) days prior to such Effective Transfer Time, all distributions declared to be payable to the Transferor at or prior to such Effective Transfer Time shall be made to the Transferor. No Transfer shall relieve the Transferor (or any of its Affiliates) of any of their obligations or liabilities under this Agreement arising prior to the closing of the consummation of such Transfer.
Section 9.4   Recognition of Assignment by Company.   No Transfer, or any part thereof, that is in violation of Article IX shall be valid or effective, and neither the Company nor the Board shall recognize the same for the purpose of making distributions in accordance with this Agreement. To the fullest extent permitted by law, neither the Company nor the Board shall incur any liability as a result of refusing to make any such distributions to the transferee of any such invalid Transfer.
Section 9.5   Death, Incompetency, Bankruptcy or Dissolution of a Member.   The death, incompetency, Bankruptcy, dissolution or other cessation to exist as a legal entity of a Member shall not, in and of itself, dissolve the Company. In any such event, the personal representative (as defined in the Act) of such Member may exercise all of the rights of such Member for the purpose of settling such Member’s estate or administering its property, subject to the terms and conditions of this Agreement.
Section 9.6   Withdrawal from the Company.   Except as provided in this Agreement, no Member may withdraw as a member of the Company.
Section 9.7   Drag-Along Rights.
(a)   If at any time PubCo desires to Transfer in one or more transactions all or any portion of its Units (or any beneficial interest therein) in an arm’s-length transaction to a bona fide third party that is not an Affiliate of PubCo (an “Applicable Sale”), PubCo can require each other Member to sell the same pro rata share of its Units as is being sold by PubCo (based upon the total number of Units held by PubCo at such time) on the same terms and conditions (“Drag-Along Right”). PubCo may in its sole discretion elect to cause the Board and/or the Company to structure the Applicable Sale as a merger or consolidation or as a sale of the Company’s assets. If such Applicable Sale is structured (i) as a merger or consolidation, then no Member shall have any dissenters’ rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) as a sale of assets, then no Member may object to any subsequent liquidation or other distribution of the proceeds therefrom. Each Member agrees to consent to, and raise no objections against, an Applicable Sale. In the event of the exercise by PubCo of its Drag-Along Right pursuant to this Section 9.7, each Member shall take all reasonably necessary and desirable actions approved by PubCo in connection with the consummation of the Applicable Sale, including the execution of such agreements and such instruments and other actions reasonably necessary to provide customary and reasonable representations, warranties, indemnities, covenants, conditions and other agreements relating to such Applicable Sale and to otherwise effect the transaction; provided, however, that (A) such Members shall not be required to give disproportionately greater or more onerous representations, warranties, indemnities or covenants than PubCo, (B) such Members shall not be obligated to bear any share of the out-of-pocket expenses, costs or fees (including attorneys’ fees) incurred by the Company in connection with such Applicable Sale unless and to the extent that such expenses, costs and fees were incurred for the benefit of the Company or all Members, (C) such Members shall not be obligated or otherwise responsible for more than their proportionate share of any indemnities or other liabilities incurred by the Company and the Members as sellers in respect of such Applicable Sale, and (D) any indemnities or other liabilities approved by PubCo or the Board shall be limited, in respect of each Member, to such Member’s share of the proceeds from the Applicable Sale.
(b)   At least five (5) Business Days before consummation of an Applicable Sale, PubCo shall (i) provide the Members written notice (the “Applicable Sale Notice”) of such Applicable Sale, which notice shall contain (A) the name and address of the third party purchaser, (B) the proposed purchase price, terms of payment and other material terms and conditions of such purchaser’s offer, together with a copy of any binding agreement with respect to such Applicable Sale and (C) notification of whether or not PubCo has elected to exercise its Drag-Along Right and (ii) promptly notify the Members of all proposed changes to such material terms and keep the Members reasonably informed as to all material terms relating to such sale or contribution, and promptly deliver to the Members copies of all final material agreements relating thereto not already provided in according with this Section 9.7(b) or otherwise. PubCo shall provide the Members written notice of the termination of an Applicable Sale within five (5) Business Days following such termination, which notice shall state that the Applicable Sale Notice served with respect to such Applicable Sale is rescinded.

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ARTICLE X
DISSOLUTION AND TERMINATION OF THE COMPANY
Section 10.1   Dissolution of the Company.
(a)   For so long as the Exchange Agreement is in effect, the Company shall not be dissolved. Following such time, the Company shall be dissolved upon any of the following events:
(i)   the written consent of the Board and, so long as any Class B Units are outstanding, the Majority Class B Members;
(ii)   at any time there are no members of the Company unless the Company is continued without dissolution in accordance with the Act; or
(iii)   the entry of a decree of judicial dissolution of the Company under the Act; provided, however, that no Member or its Affiliates or agents shall apply for entry of a decree of judicial dissolution of the Company under the Act at any time that the Exchange Agreement is in effect.
(b)   Upon the dissolution of the Company as provided herein, the Company shall be wound up in the manner provided by Section 10.2.
Section 10.2   Winding Up, Liquidation and Distribution of Assets of the Company Upon Dissolution of the Company.
(a)   Upon dissolution of the Company, the Board shall commence to wind up the Company’s affairs; provided, however, that a reasonable time shall be allowed for the orderly liquidation of the assets of the Company and the discharge of liabilities of the Company to its creditors so as to enable the Members to minimize the normal losses attendant upon a liquidation. The Members shall continue to share in the allocation of the Profits and Losses of the Company during the liquidation of the Company in the same proportions as specified in Section 8.1 as before liquidation of the Company. The Members shall be furnished with a statement prepared by a certified public accountant selected by the Board at the expense of the Company, that shall set forth the assets and liabilities of the Company as of the date of termination. The proceeds of liquidation shall be distributed in the following order and priority:
(i)   first, to creditors of the Company, including Members who are creditors, to the extent otherwise permitted by law, in satisfaction of (A) all debts and liabilities of the Company, whether by payment thereof or the making of reasonable provision of payment thereof (including, to the extent permitted by law, any loans or advances that may have been made by any of the members to the Company) and (B) the expenses of liquidation not otherwise adequately provided for, whether by payment thereof or the making of reasonable provision of payment thereof, which liabilities set forth in (A) and (B) may be satisfied by the setting up of any reserves that are determined by the Board to be reasonably necessary for any contingent, conditional or unmatured liabilities or obligations of the Company arising out of, or in connection with, the Company; and
(ii)   second, to the Members in accordance with Section 8.4.
(b)   [Reserved.]
(c)   The Members shall comply with all requirements of applicable law pertaining to the winding up of the affairs of the Company and the final distribution of its assets.
Section 10.3 Certificate of Cancellation.
(a)   If a dissolution of the Company occurs and all debts, liabilities and obligations of the Company have been satisfied (whether by payment or reasonable provision for payment) and all of the remaining property and assets of the Company have been distributed, a certificate of cancellation shall be executed and filed with the Secretary of State of the State of Delaware in accordance with the Act.
(b)   Upon cancellation of the Certificate by the filing of a certificate of cancellation or otherwise, this Agreement shall terminate, and the existence of the Company shall cease.

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Section 10.4   Returns of Contributions Nonrecourse to Members.   Except as otherwise provided by applicable law, upon dissolution of the Company, each Member shall look solely to the assets of the Company for the return of its Capital Contributions made to the Company, and if the assets of the Company remaining after satisfaction (whether by payment or reasonable provision for payment) of the debts, liabilities and obligations of the Company are insufficient to return such Capital Contributions, such Members shall have no recourse against the Company or any Member, except as otherwise provided by law.
ARTICLE XI
MISCELLANEOUS PROVISIONS
Section 11.1   Notices.   Wherever provision is made in this Agreement for the giving of any notice, such notice shall be in writing and shall be deemed to have been duly given if mailed by first class United States mail, postage prepaid, addressed to the party entitled to receive the same, or sent by facsimile transmission or sent by overnight courier, if to a Member, in each case to the addresses or facsimile telephone numbers therefor set forth in Schedule A attached hereto, and if to the Company, to:
CompoSecure Holdings, L.L.C.
309 Pierce Street
Somerset, NJ 08873
Attention: Jonathan C. Wilk, President and CEO
Phone: (908) 518-0500, ext. 2220
Email: jwilk@composecure.com
with a copy to:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103
Attention: Barbara J. Shander and Kevin S. Shmelzer
Phone: (215) 963-5029 and (215) 963-5716 Email: barbara.shander@morganlewis.com and
kevin.shmelzer@morganlewis.com
or to such other address, in any such case, as any party hereto shall have last designated by notice to the other party. Notice shall be deemed to have been given on the day that it is sent by electronic transmission and the appropriate answerback or confirmation of successful transmission or receipt is received or, if sent by overnight courier, shall be deemed to have been given one Business Day after delivery by the courier company, or if mailed, five Business Days following the date on which such notice was so mailed. Any Member may change its address for notices by giving written notice of such change to the other Members and the Company.
Section 11.2   Entire Agreement; Non-Waiver.   This Agreement, including the Schedules hereto, and the Exchange Agreement constitute the entire agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties with respect to the subject matter hereof. This Agreement is subject in all respects to the provisions of the Exchange Agreement, and nothing in this Agreement shall abridge or alter any rights provided for in the Exchange Agreement. The Company shall not take any action (or omit to take any action) that is prohibited by, or inconsistent with, the Exchange Agreement.
Section 11.3   Amendments.   Except as required by law, this Agreement or the Certificate may be amended from time to time only upon the approval of the Members holding a majority of the voting power each of the Class A Units and the Class B Units, each voting as a separate class; provided, that at any time after (i) there are no Class B Units outstanding or (ii) the Exchange Agreement is no longer in effect, any amendment to this Agreement or the Certificate shall only require the approval of Members holdings a majority of the voting power of all Units, voting together as a single class. The date of adoption of an amendment shall be the date on which the Company shall have received the requisite approvals.
Section 11.4   No Waivers.   No delay on the part of any party in exercising any right hereunder shall operate as a waiver thereof, nor shall any waiver, express or implied, by any party of any right hereunder or

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of any failure to perform or breach hereof by any other party constitute or be deemed a waiver of any other right hereunder or of any other failure to perform or breach hereof by the same or any other Member, whether of a similar or dissimilar nature thereof.
Section 11.5   Applicable Law.   This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of laws, rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
Section 11.6   SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; SELECTION OF FORUM.   EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE (UNLESS THE FEDERAL COURTS HAVE EXCLUSIVE JURISDICTION OVER THE MATTER, IN WHICH CASE THE UNITED STATED DISTRICT FOR THE DISTRICT OF DELAWARE, OR THE COURT OF CHANCERY OF THE STATE OF DELAWARE DOES NOT HAVE JURISDICTION, IN WHICH CASE THE SUPERIOR COURT OF THE STATE OF DELAWARE) FOR THE PURPOSES OF ANY LEGAL PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND AGREES TO COMMENCE ANY SUCH LEGAL PROCEEDING ONLY IN SUCH COURTS. EACH PARTY HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY UNITED STATES REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUCH LEGAL PROCEEDING. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LEGAL PROCEEDING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN SUCH COURTS, AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LEGAL PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING OR COUNTERCLAIM (WHETHER AT LAW, IN EQUITY, BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF OR THEREOF.
Section 11.7   Further Assurances.   Each of the Members hereby agrees, at the request of any other Member, to execute and deliver all such other and additional instruments and documents and to do such other acts and things as may be reasonably necessary or appropriate to carry out the intent and purposes of this Agreement.
Section 11.8   Assignment of Contracts and Rights.   Except in connection with a Transfer permitted under Article IX, no party to this Agreement may assign any of its rights or remedies or delegate any of its obligations under this Agreement without the prior written consent of the Members holding a majority of the voting power of all Units, voting together as a single class.
Section 11.9   No Right to Partition.   The Members, on behalf of themselves and their shareholders, partners, members, successors and assigns, if any, hereby specifically renounce, waive and forfeit all rights, whether arising under contract or statute or by operation of law, except as otherwise expressly provided in this Agreement, to seek, bring or maintain any action in any court of law or equity for partition of the Company or any asset of the Company, or any interest which is considered to be Company property, regardless of the manner in which title to such property may be held.
Section 11.10   No Third-Party Rights.   This Agreement is made solely and specifically between and for the benefit of the parties hereto, and their respective successors and assigns (subject to the express provisions hereof relating to successors and assigns), and is not intended to confer any benefits upon, or create any rights in favor of, any Person other than the parties hereto, except for Persons entitled to indemnification under Article VI.
Section 11.11   Successors and Assigns.   Subject to the restrictions on Transfer set forth herein, and except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of and

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be enforceable by the parties hereto and their respective heirs, personal representatives, successors and permitted assignees under this Agreement.
Section 11.12   Severability.   If any provision of this Agreement shall be declared to be invalid, illegal or unenforceable, such provision shall survive to the extent it is not so declared, and the validity, legality and enforceability of the other provisions hereof shall not in any way be affected or impaired thereby, unless such action would substantially impair the benefits to either party of the remaining provisions of this Agreement.
Section 11.13   Remedies Not Exclusive.   Except as otherwise provided herein, no remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies, and each and every remedy shall be cumulative and shall be in addition to every remedy under this Agreement now or hereafter existing at law or in equity or by statute.
Section 11.14   Representation by Counsel.   Each of the parties has been represented by and has had an opportunity to consult legal counsel in connection with the negotiation and execution of this Agreement. Therefore, the parties intend that no provision of this Agreement shall be construed against or interpreted to the disadvantage of any party by any court or arbitrator or any governmental authority by reason of such party having drafted or being deemed to have drafted such provision.
Section 11.15   Counterparts.   This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement shall be binding when one or more counterparts, individually or taken together, bear the signatures of each of the parties reflected herein as signatories.
Section 11.16   Attorneys’ Fees.   If any action at law or in equity is necessary to enforce or interpret the terms of any of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused their signatures, or the signatures of their duly authorized representatives, to be set forth below as of the day and year first above written.
CLASS A MEMBERS:
COMPOSECURE, INC.
By:
Name:
Title:
[Signature Page to Second Amended and Restated Limited Liability Company Agreement of
CompoSecure Holdings, L.L.C.]

CLASS B MEMBERS:
LLR EQUITY PARTNERS IV, L.P.
By: LLR Capital IV, L.P., its general partner By: LLR Capital IV, LLC, its general partner
By:
Name:
Title:
LLR EQUITY PARTNERS PARALLEL IV, L.P.
By: LLR Capital IV, L.P., its general partner By: LLR Capital IV, LLC, its general partner
By:
Name:
Title:
[Signature Page to Second Amended and Restated Limited Liability Company Agreement of
CompoSecure Holdings, L.L.C.]

CLASS B MEMBERS:
[ENTITY NAME]
By:
Name:
Title:
[Signature Page to Second Amended and Restated Limited Liability Company Agreement of
CompoSecure Holdings, L.L.C.]

CLASS B MEMBERS:
[INDIVIDUAL NAME]
[Signature Page to Second Amended and Restated Limited Liability Company Agreement of
CompoSecure Holdings, L.L.C.]

SCHEDULE A
MEMBERS
Name	Address	Units	Percentage Interest
CompoSecure, Inc.	2877 Paradise Road, #702, Las Vegas, NV 89109 Attention: [•] Email: [•]	[•] Class A	[•]
LLR Equity Partners IV, L.P.	2929 Arch St, Philadelphia, PA 19104 Attention: Mitchell Hollin Email: mhollin@llrpartners.com	[•] Class B	[•]
LLR Equity Partners Parallel IV, L.P.	2929 Arch St, Philadelphia, PA 19104 Attention: Mitchell Hollin Email: mhollin@llrpartners.com	[•] Class B	[•]
Michele D. Logan	11 Branch Road Far Hills, NJ 07931 Email: michele.logan@gmail.com	[•] Class B	[•]
Michele D. Logan 2017 Charitable Remainder Unitrust, dated December 28, 2017	c/o Tiedemann Trust Company, Trustee 200 Bellevue Parkway, Suite 525 Wilmington, DE 19809 Email: michele.logan@gmail.com	[•] Class B	[•]
Ephesians 3:16 Holdings LLC	c/o Michele Logan c/o Tiedemann Trust Company 200 Bellevue Parkway, Suite 525 Wilmington, DE 19809 Email: michele.logan@gmail.com	[•] Class B	[•]
Luis DaSilva	194 Riverview Road Bridgewater, NJ 08807 Email: ldasilva@composecure.com	[•] Class B	[•]
Carol D. Herslow Credit Shelter Trust B	c/o John H. Herslow, Co-Trustee 3403 Robinson Court Bridgewater, NJ 08807 Email: john.herslow@gmail.com	[•] Class B	[•]
Richard Vague	1807 Delancey Place Philadelphia, PA 19103 Email: rvague@gmail.com	[•] Class B	[•]
Kevin Kleinschmidt 2016 Trust dated January 22, 2016	1520 Spruce Street, Apt. 800 Philadelphia, PA 19102 Attention: Kevin Kleinschmidt Email: kevinkleinschmidt@gmail.com	[•] Class B	[•]
Joseph M. Morris	Email: jmorris@pcrllc.com	[•] Class B	[•]
B. Graeme Frazier, IV	Email: bgfrazier@pcrllc.com	[•] Class B	[•]
[•]	[•]	[•] Class B	[•]

SCHEDULE A-1

SCHEDULE B
TRANSFEREE TAX REPRESENTATIONS
i.
Either:

(a)   Such transferee (i) is not a flow-through entity within the meaning of Treasury Regulations Section 1.7704-1(h)(3), and (ii) is and will at all times continue to be, the sole beneficial owner of the interest to be registered in its name (which shall be interpreted to mean that the transferee is not and will not be treated as a nominee for, or agent of, another party or as anything other than the real owner of such interest for federal income tax purposes, at any time); or
(b)   (i) Such transferee is a flow-through entity within the meaning of Regulations Section 1.7704-1(h)(3) and (ii) there is no person (a “Beneficial Owner”) that owns an interest in such transferee such that (x) substantially all of the value of the Beneficial Owner’s interest in such transferee will be attributable to such transferee’s interest (direct or indirect) in the Company; and (y) a principal purpose of the use of the tiered arrangement is to permit the Company to satisfy the 100-partner limitation in Treasury Regulations Section 1.7704-1(h)(1)(ii);
ii.   Such transferee did not purchase, and will not sell, its interest through (a) a national, foreign, regional, local or other securities exchange, (b) PORTAL or (c) over the counter market (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise);
iii.   Such transferee did not purchase, and will not sell, its interest from, to or through (a) a person, such as a broker or dealer, that makes a market in, or regularly quotes prices for, such interests or (b) a person that regularly makes available to the public (including customers or subscribers) bid or offer quotes with respect to the interest and stands ready to effect, buy or sell transactions at the quoted prices for itself or on behalf of others; and
iv.   Such transferee will only sell its interest to a buyer who provides the representations similar to these.
The representations set forth above are intended to ensure that the Company will not be treated as a corporation for federal income tax purposes as a result of any transfer. The Company may waive any or all of the representations set forth above on the advice of counsel that the transfer of an interest to such transferee will not cause the Company to be treated as a corporation for federal income tax purposes, and shall endeavor in good faith to do so if so advised by counsel to the Company upon request for waiver by a Member proposing to transfer, or upon receipt of an opinion from legal counsel to the transferee (provided such legal counsel is of national reputation and specializes in the legal matters involved in such determination) that such transfer will not cause the Company to be treated as a publicly traded partnership within the meaning of Section 7704 of the Code. These representations may from time to time be revised by the Company on the advice of counsel to the extent necessary to ensure that a transfer will not cause the Company to be treated as a corporation for federal income tax purposes.

SCHEDULE B-1

ANNEX G
AMENDMENT NO. 1 TO THE AGREEMENT AND PLAN OF MERGER
This Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 25, 2021 (this “Amendment”), is by and among Roman DBDR Tech Acquisition Corp., a Delaware corporation (“Parent”), Roman Parent Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Parent (“Merger Sub”), CompoSecure Holdings, L.L.C., a Delaware limited liability company (the “Company”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).
BACKGROUND:
WHEREAS, Parent, Merger Sub, the Company and LLR Equity Partners IV, L.P., a Delaware limited partnership, are parties to that certain Agreement and Plan of Merger, dated as of April 19, 2021 (the “Merger Agreement”) which sets forth the plan of merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity following such merger, upon the terms and conditions set forth in the Merger Agreement (the “Merger”); and
WHEREAS, Parent, Merger Sub and the Company desire to amend Annex J the Merger Agreement to, among other things, provide that the Company shall be managed by a board of managers following the consummation of the Merger and increase the voting rights attributable to the Class A Units held by Parent following the Merger.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto do hereby agree as follows:
1.
Amendment to the Merger Agreement.

(a)   The Merger Agreement is hereby amended by deleting Annex J in its entirety and replacing it with Exhibit A attached hereto.
2.
Miscellaneous.

(a)   This Amendment and all matters arising out of or relating hereto, including its validity, construction and interpretation, shall be governed by the laws of the State of Delaware, without regard to the laws as to choice or conflict of laws, except to the extent that the laws of the jurisdiction of incorporation of a party shall govern its internal corporate affairs.
(b)   Except as modified herein, all other terms and provisions of the Merger Agreement (including the Schedules and Exhibits thereto) are unchanged and remain in full force and effect. This Amendment shall not be amended or modified except by written instrument duly executed by each of the parties hereto.
(c)   The titles, captions and table of contents in this Agreement are for reference purposes only, and shall not in any way define, limit, extend or describe the scope of this Amendment or otherwise affect the meaning or interpretation of this Amendment.
(d)   If any provision of this Amendment is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Amendment shall remain in full force and effect. The parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Amendment, they shall take any actions necessary to render the remaining provisions of this Amendment valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Amendment to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.
(e)   This Amendment shall be binding upon any permitted assignee, transferee, successor or assign of or to any of the parties hereto.
(f)   This Amendment may be executed in two or more counterparts for the convenience of the parties hereto, each of which shall be deemed an original and all of which together will constitute one and the same

G-1

instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or portable document format shall be effective as delivery of a mutually executed counterpart to this Amendment.
[remainder of page left intentionally blank]

G-2

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized representatives as of the date first written above.
ROMAN DBDR TECH ACQUISITION CORP.
By:	/s/ Dr. Donald Basile
Name: Dr. Donald Basile
Title: Co-Chief Executive Officer
ROMAN PARENT MERGER SUB, LLC
By:	/s/ Dr. Donald Basile
Name: Dr. Donald Basile
Title: Chief Executive Officer
COMPOSECURE HOLDINGS, L.L.C.
By:	/s/ Jonathan C. Wilk
Name: Jonathan C. Wilk
Title: Chief Executive Officer

EXHIBIT A
FORM OF COMPOSECURE HOLDINGS, L.L.C. SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
See attached.

ANNEX H
VOTING AGREEMENT
This Voting Agreement (this “Agreement”) is made as of April 19, 2021 by and among Roman DBDR Tech Acquisition Corp., a Delaware corporation (the “Company”), the undersigned stockholders of the Company (collectively, the “Company Stockholders” and each, a “Company Stockholder”), CompoSecure Holdings, L.L.C., a Delaware limited liability company (“Holdings”), and the undersigned unitholders of Holdings (collectively, the “Holdings Unitholders” and each, a “Holdings Unitholder”, and together with the Company Stockholders, “Voting Parties”, and each, a “Voting Party”).
WHEREAS, concurrently with the execution of this Agreement, the Company, Holdings, Roman Parent Merger Sub, LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company (“Merger Sub”), and LLR Equity Partners IV, L.P., a Delaware limited partnership, have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into Holdings, with Holdings continuing as the surviving entity following the merger and a direct wholly owned subsidiary of the Company (the “Merger”); and
WHEREAS, as a condition to the willingness of each of Holdings and the Company to enter into the Merger Agreement, Holdings has required the Company Stockholders to execute and deliver this Agreement and the Company has required the Holdings Unitholders to execute and deliver this Agreement.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.   Definitions.   The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Merger Agreement.
a.   “Beneficially Owned” or “Beneficial Ownership” with respect to any securities means having “beneficial ownership” of such securities (as such term is defined in Rule 13d-3 under the Exchange Act).
b.   “Encumbrance” means any charge, community property interest, pledge, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal or any other adverse restriction of any kind, including any adverse restriction on use of property or assets or exercise of any other attribute of ownership; provided, however, that any restrictions pursuant to applicable securities law, Holdings’ Amended and Restated Limited Liability Company Agreement, dated as of June 11, 2020, as amended, or this Agreement shall not be considered Encumbrances.
c.   “Subject Securities” means, collectively, (a) all securities of the Company Beneficially Owned by any Company Stockholder, including any and all securities of the Company acquired and held in such capacity subsequent to the date hereof, and (b) all securities of Holdings Beneficially Owned by any Holdings Unitholder, including any and all securities of Holdings acquired and held in such capacity subsequent to the date hereof.
2.   Representations and Warranties of the Voting Parties.   Each Voting Party on its own behalf hereby represents and warrants to the other parties hereto, severally and not jointly, with respect to such Voting Party and such Voting Party’s ownership of its Subject Securities set forth on Annex A as follows:
a.   Organization; Authority.   If Voting Party is a legal entity, Voting Party (i) is duly incorporated or organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and (ii) has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. If Voting Party is a natural person, Voting Party has the legal capacity to enter into this Agreement and perform his or her obligations hereunder. If Voting Party is a legal entity, this Agreement has been duly authorized, executed and delivered by Voting Party. This Agreement constitutes a valid and binding obligation of Voting Party enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).
b.   No Consent.   No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or other Person on the part of Voting Party is required in connection with the execution, delivery and performance of this Agreement, other than those consents, approvals, and authorizations that have been obtained by such Voting Party. If Voting Party is a natural person, no consent of such Voting Party’s spouse is necessary under any “community property” or other laws for the execution and delivery of this Agreement or the performance of Voting Party’s obligations hereunder. If Voting Party is a trust, no consent of any beneficiary is required for the execution and delivery of this Agreement or the performance of Voting Party’s obligations hereunder.
c.   No Conflicts.   Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will (A) if such Voting Party is a legal entity, conflict with or violate any provision of the organizational documents of Voting Party, or (B) violate, conflict with or result in a breach of, or constitute a default (with or without notice or lapse of time or both) under, any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to Voting Party or to Voting Party’s property or assets, except, in the case of clause (B), that would not reasonably be expected to prevent or delay the consummation of the Merger or that would not reasonably be expected to prevent Voting Party from fulfilling its obligations under this Agreement. There is no Legal Proceeding pending or, to the Voting Party’s knowledge, threatened against the Voting Party that, if adversely decided or resolved, would reasonably be expected to adversely affect the ability of the Voting Party to perform, or otherwise comply with, any of its covenants, agreements or obligations under this Agreement in any material respect.
d.   Ownership of Subject Securities.   Voting Party Beneficially Owns its Subject Securities free and clear of all Encumbrances. There are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Voting Party is a party relating to the pledge, acquisition, disposition, transfer or voting of the Subject Securities and there are no voting trusts or voting agreements with respect to the Subject Securities. Voting Party does not Beneficially Own (i) any Subject Securities other than the Subject Securities set forth on Annex A and (ii) any options, warrants or other rights to acquire any additional shares of common stock of the Company (“Company Common Stock”), units of Holdings (“Holdings Units”) or any security exercisable for or convertible into shares of Company Common Stock or units of Holdings Units, other than as set forth on Annex A.
e.   The Voting Party, on his, her or its own behalf and on behalf of his, her or its officers, directors, employees, partners, accountants, consultants, legal counsel, agents and other representatives (collectively, “Representatives”), acknowledges, represents, warrants and agrees that (i) he, she or it has conducted his, her or its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of, the Company and Holdings and (ii) he, she or it has been furnished with or given access to such documents and information about the Company and Holdings and their respective business and operations as he, she or it and his, her or its Representatives have deemed necessary to enable him, her or it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the other Ancillary Agreements to which he, she or it is or will be a party and the transactions contemplated hereby and thereby.
3.   Agreement to Vote Subject Securities.
a.   Each Company Stockholder shall during the term of this Agreement, vote or cause to be voted, to the extent applicable and permissible, the Company Common Stock that he, she or it Beneficially Owns, and shall duly execute, and become party to, an irrevocable written consent or consents of stockholders of the Company if such stockholders are requested to vote their shares through the execution of an action by written consent: (i) in favor of the Merger Agreement and the Transactions, including the Merger, the Second Amended and Restated Certificate of Incorporation of

the Company and the Second Amended and Restated Bylaws of the Company and the issuance of shares of Company Common Stock and all stockholder approvals required by the rules of Nasdaq with respect to the issuance of shares of Company Common Stock and the adoption of the Company Equity Compensation Plan and the adjournment of the Company Stockholders’ Meeting, in each case, at every meeting (or in connection with any request for action by written consent) of the stockholders of the Company at which such matters are considered and at every adjournment or postponement thereof; and (ii) against (A) any proposal or offer from any Person (other than Holdings or any of its Affiliates) concerning (1) a merger, consolidation, liquidation, recapitalization, share exchange or other business combination transaction involving the Company or any of its Subsidiaries (each, a “Company Entity”), (2) the issuance or acquisition of shares of capital stock or other equity securities of any Company Entity, or (3) the sale, lease, exchange or other disposition of any significant portion of any Company Entity’s properties or assets; (B) any action, proposal, transaction or agreement which would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company or the Merger Sub under the Merger Agreement; and (C) any action, proposal, transaction or agreement that would reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of the Company’s or the Merger Sub’s conditions under the Merger Agreement or change in any manner the voting rights of any class of shares of the Company (including any amendments to the Company’s certificate of incorporation or bylaws other than in connection with the Merger).
b.   As soon as reasonably practicable (and in any event, within two (2) days) following the time at which the Holdings Unitholders are requested to vote their Holdings Units, each Holdings Unitholder shall during the term of this Agreement vote or cause to be voted, to the extent applicable and permissible, the Holdings Units that he, she or it Beneficially Owns, and shall duly execute, and become party to, an irrevocable written consent of unitholders of Holdings to be delivered by Holdings to the Company (i) approving the Merger Agreement, the Ancillary Agreements to which Holdings, as applicable, is or will be a party and the Transactions (including the Merger and the Second Amended and Restated Limited Liability Company Agreement of Holdings); and (ii) against (A) any proposal or offer from any Person (other than Company or any of its Affiliates) concerning (1) a merger, consolidation, liquidation, recapitalization, unit exchange or other business combination transaction involving Holdings or any of its Subsidiaries (each, a “Holdings Entity”), (2) the issuance or acquisition of units of membership interest or other equity securities of any Holdings Entity, or (3) the sale, lease, exchange or other disposition of any significant portion of any Holdings Entity’s properties or assets; (B) any action, proposal, transaction or agreement which would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Holdings under the Merger Agreement; and (C) any action, proposal, transaction or agreement that would reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of the Holdings’ conditions under the Merger Agreement or change in any manner the voting rights of any class of units of Holdings (including any amendments to Holdings’ certificate of formation or limited liability company agreement other than in connection with the Merger).
c.   The Voting Parties hereby authorize the Company, the Merger Sub and Holdings to publish and disclose in any announcement or disclosure required by the SEC and in the Proxy Statement and filings with any Governmental Authority whose consent, approval, authorization or waiver is required to consummate the Merger, each Voting Party’s identity and ownership of the Subject Securities and the nature of each Voting Party’s obligations under this Agreement.
4.   No Voting Trusts or Other Arrangement.   Each Voting Party shall not, and shall not permit any entity under Voting Party’s control to, deposit any Subject Securities in a voting trust, grant any proxies with respect to the Subject Securities or subject any of the Subject Securities to any arrangement with respect to the voting of the Subject Securities or otherwise in respect of the Subject Securities other than in accordance with this Agreement or the Merger Agreement. Each Voting Party hereby revokes any and all previous proxies and attorneys in fact with respect to the Subject Securities.

5.   Transfer and Encumbrance.   Each Voting Party, during the term of this Agreement, shall not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge or otherwise dispose of or permit an Encumbrance to exist with respect to (“Transfer”) any of his, her or its Subject Securities or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any of his, her or its Subject Securities or Voting Party’s voting or economic interest therein. Any attempted Transfer of Subject Securities or any interest therein in violation of this Section 5 shall be null and void. This Section 5 shall not prohibit a Transfer of Subject Securities by any Voting Party to (a) any other Voting Party or (b) with the prior written approval of Holdings and the Company, any other Person; provided, however, that a Transfer referred to in clause (b) of this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to the Company and Holdings, to be bound by all of the terms of this Agreement.
6.   Redemption and Dissenters’ Rights.   Each Company Stockholder hereby waives, and agrees not to assert or perfect, any rights of redemption or rights to dissent from the transactions contemplated by the Merger that such Company Stockholder may have by virtue of ownership of Company Common Stock.
7.   Acquisition of Company Common Stock.   Each Voting Party acknowledges and agrees that he, she or it shall not acquire any additional equity securities of the Company after the date hereof if as a result of such acquisition, such Voting Party would Beneficially Own more than 9.9% of the equity securities of the Company, after giving effect to the Merger and the other transactions contemplated by the Merger Agreement.
8.   Termination.   This Agreement shall terminate upon the earliest to occur of (i) the Merger Effective Time and (ii) the date on which the Merger Agreement is terminated in accordance with its terms. Upon termination of this Agreement, this Agreement shall forthwith become void and have no effect and no party hereto shall have any further obligations or liabilities under this Agreement, except that (x) the provisions of Sections 8, 10, 12, 13 and 14 shall survive termination and (y) nothing herein shall relieve any party from liability for any breach of this Agreement prior to such termination.
9.   No Agreement as Director, Manager or Officer.   Each Voting Party is signing this Agreement solely in his, her or its capacity as a stockholder of the Company or Holdings Unitholder, as applicable. No Voting Party makes any agreement or understanding in this Agreement in such Voting Party’s capacity as a director, manager, or officer of the Company, Holdings or any of their subsidiaries (if Voting Party holds such office), as applicable. Nothing in this Agreement will limit or affect any actions or omissions taken by a Voting Party in his, her or its capacity as a director, manager or officer of the Company or Holdings, as applicable, and no actions or omissions taken in any Voting Party’s capacity as a director, manager or officer shall be deemed a breach of this Agreement. Nothing in this Agreement will be construed to prohibit, limit or restrict a Voting Party from exercising his or her fiduciary duties as an officer, manager or director to the Company, the Company’s stockholders, Holdings or Holdings’ unitholders, as applicable.
10.   Specific Enforcement.   It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party hereto and, accordingly, that this Agreement shall be specifically enforceable, in addition to any other remedy to which such injured party is entitled at law or in equity, and that any breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach or an award of specific performance is not an appropriate remedy for any reason at law or equity and agrees that a party’s rights would be materially and adversely affected if the obligations of the other parties under this Agreement were not carried out in accordance with the terms and conditions hereof. Each party further agrees that no party shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtain any remedy referred to in this Section 10, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.
11.   Entire Agreement.   This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties with respect to the subject matter hereof. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or, in the case of a waiver, by the party against whom the waiver is to be effective. No waiver of any provisions hereof by a party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.
12.   Notices.   All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses set forth on Annex A (or at such other address for a party as shall be specified in a notice given in accordance with this Section 12).
13.   Fees and Expenses.   Except as otherwise expressly set forth in the Merger Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the party incurring such fees or expenses.
14.   Miscellaneous.
a.   This Agreement, the rights and duties of the parties hereto, and any disputes (whether in contract, tort or statute) shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.
b.   Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns shall be brought and determined exclusively in the Delaware state courts located in Wilmington, Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the United States District Court for the District of Delaware. Each of the parties hereto agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 12 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 14(b), (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iii) to the fullest extent permitted by applicable Law, any claim that (x) the suit, action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper, or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
c.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH

PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14(c).
d.   If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
e.   This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.
f.   Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the transactions contemplated by this Agreement.
g.   All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.
h.   The obligations of each Voting Party set forth in this Agreement shall not be effective or binding upon such Voting Party until after such time as the Merger Agreement is executed and delivered by each of the parties thereto. The parties agree that there is not and has not been any other agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.
i.   No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto. Any assignment contrary to the provisions of this Section 14(i) shall be null and void.
j.   This Agreement shall be for the sole benefit of the parties and their respective successors and permitted assigns and is not intended, nor shall be construed, to give any Person, other than the parties and their respective successors and assigns, any legal or equitable right, benefit or remedy of any nature whatsoever by reason this Agreement.
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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.
COMPANY:
ROMAN DBDR TECH ACQUISITION CORP.
By:
/s/ Dr. Donald Basile

Name: Dr. Donald Basile
Title:  Co-Chief Executive Officer
[Signature Page to Voting Agreement]

COMPANY STOCKHOLDERS:
Roman DBDR Tech Sponsor LLC
By:
/s/ Dr. Donald Basile

Name: Dr. Donald Basile
Title:  Managing Member
[Signature Page to Voting Agreement]

HOLDINGS:
COMPOSECURE HOLDINGS, L.L.C.
By:
/s/ Jonathan C. Wilk

Name: Jonathan C. Wilk
Title:  Chief Executive Officer
[Signature Page to Voting Agreement]

HOLDINGS UNITHOLDERS:
LLR EQUITY PARTNERS IV, L.P.
By: LLR Capital IV, L.P., its general partner
By: LLR Capital IV, LLC, its general partner
By:
/s/ Mitchell Hollin

Name: Mitchell Hollin
Title:  Member
LLR EQUITY PARTNERS PARALLEL IV, L.P.
By: LLR Capital IV, L.P., its general partner
By: LLR Capital IV, LLC, its general partner
By:
/s/ Mitchell Hollin

Name: Mitchell Hollin
Title:  Member
[Signature Page to Voting Agreement]

/s/ Michele D. Logan

Name: Michele D. Logan
[Signature Page to Voting Agreement]

MICHELE D. LOGAN 2017 CHARITABLE REMAINDER UNITRUST
By: Tiedemann Trust Company, as Trustee
By:
/s/ Brittany Cook

Name: Brittany Cook
Title:  Managing Director, Tiedemann Trust          Company, as Trustee
By: Michele D. Logan, as Special Holdings Direction Adviser
/s/ Michele D. Logan

Name: Michele D. Logan
[Signature Page to Voting Agreement]

EPHESIANS 3:16 HOLDINGS LLC
By:
/s/ Michele Logan

Name: Michele Logan
Title:   Executive Chairman
[Signature Page to Voting Agreement]

Annex A
Stockholder Name	Address	Shares of Company Common Stock	Options and Warrants to Purchase Company Common Stock	Other Company Equity Securities or Rights to Acquire Company Equity Securities
Roman DBDR Tech Sponsor LLC	2877 Paradise Rd. #702 Las Vegas, NV 89109	5,789,000	10,837,400	—
Unitholder Name	Address	Units of Holdings	Options and Warrants to Purchase Units of Holdings	Other Company Equity Securities or Rights to Acquire Holdings Equity Securities
LLR Equity Partners IV, L.P.	Cira Centre 2929 Arch Street, Suite 2700 Philadelphia, PA 19104	60,731.71	—	—
LLR Equity Partners Parallel IV, L.P.	Cira Centre 2929 Arch Street, Suite 2700 Philadelphia, PA 19104	2,671.56	—	—
Michele D. Logan	11 Branch Road Far Hills, NJ 07931	23,485.00	—	—
Michele D. Logan 2017 Charitable Remainder Unitrust	c/o Tiedemann Trust Company, Trustee 200 Bellevue Parkway Suite 525 Wilmington, DE 19809	2,555.00	—	—
Ephesians Holdings 3:16 LLC	c/o Michele D. Logan c/o Tiedemann Trust Company, Trustee 200 Bellevue Parkway Suite 525 Wilmington, DE 19809	12,000.00	—	—

ROMAN DBDR TECH ACQUISITION CORP.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSFOR THE SPECIAL MEETING STOCKHOLDERS TO BE HELD ONDECEMBER 23, 2021 The undersigned hereby appoints Donald G. Basile and Dixon Doll, Jr., and each of them (with full power to act alone),proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes and instructs eachto represent and vote, in the manner directed below, all the shares of Class A and Class B common stock of Roman DBDRTech Acquisition Corp. (“Roman DBDR”) held of record by the undersigned at the close of business on November 1, 2021,at the special meeting of stockholders (the "Special Meeting") to be held virtually on December 23, 2021 at 10:00 a.m.Eastern Time, and at any adjournment or postponement thereof, with all the powers the undersigned would have ifpersonally present. You will be able to attend the Special Meeting by visiting https://www.cstproxy.com/romandbdr/sm2021and inserting your Control Number.The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said specialmeeting.THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTEDHEREIN BY THE
UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY CARD BUT NODIRECTION IS MADE, YOUR SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE SIDE.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on December 23, 2021: The notice of special meeting and the accompanying proxy statement are available athttps://www.cstproxy.com/romandbdr/sm2021.

THE BOARD OF DIRECTORS OF ROMAN DBDR TECH ACQUISITION CORP. RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2, 3, 4, 5, 6, 7 AND 8. 1. Business Combination Proposal – To approve theAgreement and Plan of Merger, dated as of April 19, 2021, andas amended as of May 25, 2021, or the “Merger Agreement”,by and among Roman DBDR, CompoSecure Holdings, L.L.C.,(“CompoSecure”), Roman Parent Merger Sub LLC, a Delawarelimited liability company and wholly-owned subsidiary ofRoman DBDR (the “Merger Sub”) and LLR Equity Partners IV,L.P., a Delaware limited partnership (“MemberRepresentative”), and the transactions contemplated thereby,(collectively referred to as the “Business Combination”).2. Nasdaq Stock Issuance Proposal – To approve, assumingthe Business Combination Proposal is approved and adopted,for purposes of complying with the applicable provisions ofNasdaq Stock Exchange Listing Rule 5635 (each, a “NasdaqListing Rule”), (a) the issuance of up to 49,195,000 (assumingno redemption) or 63,919,627 (assuming maximumredemption) of newly issued shares of Roman DBDR Class BCommon Stock, par value $0.0001 per share (the “RomanDBDR Class B Common Stock”) in the Business Combination,(b) the issuance and sale of 4,500,000 newly issued shares ofRoman DBDR Class A Common Stock, par value $0.0001 pershare (the “Roman DBDR Class A Common Stock”) in a privateplacement concurrent with the Business Combination (the“Common PIPE Investment”), (c) shares of Class A CommonStock at a conversion price of $11.50 per share uponconversion of the Exchangeable Notes pursuant to the NoteSubscription Agreements, (d) up to 7.5 million newly issuedshares of Common Stock as Earnout Consideration to theCompoSecure equityholders, if earned, and (e) the reservationof up to 9,182,223 shares of Class A Common Stock to beauthorized for issuance under the 2021 Equity Incentive Plan.3. Governing Documents Proposal – To approve, assumingthe Business Combination Proposal is approved and adopted, aproposed second amended and restated certificate ofincorporation (the “Proposed Charter”), which will amend andrestate the current Amended and Restated Certificate ofIncorporate of Roman DBDR, dated November 5, 2020 (the“Current Charter”) and a proposed second amended andrestated bylaws (the “Proposed Bylaws”), which will amendand restate the current bylaws (the “Current Bylaws”), whichProposed Charter and Proposed Bylaws will be in effect uponthe closing of the Business Combination (the “Closing”).4. Advisory Charter Proposals – To approve, on a nonbindingadvisory basis, the following material differencesbetween the Proposed Charter and the Current Charter, whichare being presented in accordance with the requirements ofthe SEC as seven separate sub-proposals:a. To increase the authorized shares of Class A CommonStock to 250,000,000 shares;b. To increase the authorized shares of “blank check”preferred stock that the Combined Entity’s board ofdirectors could issue to raise capital and/or to discouragea takeover attempt to 10,000,000 shares;c. To provide that amendments to provisions of theProposed Charter will require the approval of at least amajority of the Combined Entity’s then-outstandingshares of capital stock entitled to vote on suchamendment;d. To provide holders of any then outstanding PreferredStock the right, voting separately by class or series, toelect one or more directors;e. To limit action required or permitted to be taken by thestockholders of the Combined Company only to annualmeetings or special meetings by eliminating the right foractions to be taken by written consent; f. (i) To change the corporate name from “Roman DBDRTech Acquisition Corp.” to “CompoSecure, Inc.”, (ii) tomake the Combined Entity’s corporate existenceperpetual as opposed to Roman DBDR’s corporateexistence, which is presently required to be dissolvedand liquidated 18 months following the closing of itsinitial public offering and to remove from the ProposedCharter the various provisions applicable only tospecified purpose acquisition corporations contained inthe Current Charter, (iii) to remove Delaware as theexclusive forum for certain stockholder litigation andthe United States Federal District Courts as theexclusive forum for litigation arising out of theSecurities Act, (iv) to opt-out of certain provisions ofSection 203 of the DGCL, and (v) to eliminate certainprovisions specific to Roman DBDR’s status as a blankcheck company that will no longer be applicable uponconsummation of the Business Combination; andg. To provide that any amendment by stockholders to theProposed By-laws will require the approval of at leasta majority of the Combined Entity’s then-outstandingshares of capital stock entitled to vote suchamendment.5. Director Election Proposal – To elect, assuming theBusiness Combination Proposal is approved and adopted,seven directors to serve staggered terms on the CombinedEntity's board of directors until the 2022, 2023 and 2024annual meeting of stockholders, respectively, and until theirrespective successors are duly elected and qualified.6. Equity Incentive Plan Proposal – To approve, assumingthe Business Combination Proposal is approved andadopted, the 2021 Equity Incentive Plan (the “EquityIncentive Plan”), which will become effective the day priorto the Closing.7. ESPP Proposal – To approve, assuming the BusinessCombination Proposal is approved and adopted, the 2021Employee Stock Purchase Plan (the “ESPP”), which willbecome effective the day prior to the Closing.8. Adjournment Proposal – To approve a proposal toadjourn the Special Meeting to a later date or dates, ifnecessary, to permit further solicitation and vote of proxiesif, based upon the tabulated vote at the time of the SpecialMeeting, there are not sufficient votes to approve theBusiness Combination Proposal, the Nasdaq StockIssuance Proposal, the Governing Documents Proposal, theAdvisory Charter Proposals, the Director Election Proposal,the Incentive Plan Proposal or the ESPP Proposal, or wedetermine that one or more of the closing conditions underthe Business Combination is not satisfied or waived. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATEDDate:(Signature)(Signature if held Jointly)Signature should agree with name printed hereon. If shares are held in the name of morethan one person, EACH joint owner should sign. Executors, administrators, trustees,guardians and attorneys should indicate the capacity in which they sign. Attorneys shouldsubmit powers of attorney. A vote to abstain will not be treated as a vote on the relevantproposal. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSEDTO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTEDIN THE MANNER
DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOURETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARYSHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ABOVE.